                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-07589

                         THE HARTFORD MUTUAL FUNDS, INC.
               (Exact name of registrant as specified in charter)

                P. O. Box 2999, Hartford, Connecticut 06104-2999
                    (Address of Principal Executive Offices)

                             Kevin J. Carr, Esquire
                               Investment Law Unit
                   The Hartford Financial Services Group, Inc.
                              55 Farmington Avenue
                           Hartford, Connecticut 06105
                     (Name and Address of Agent for Service)

Registrant's telephone number, including area code: (860) 297-6443

Date of fiscal year end: October 31st

Date of reporting period: November 1, 2003-April 30, 2004

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSRS, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Dear Fellow Shareholders,

The momentum we saw in the equity market at the end of last year carried over to the first two months of this year. Since then, the market has experienced increased volatility and its advance has slowed due to concerns over rising energy prices, negative employment reports and a renewed fear of terrorist attacks. Nevertheless, the market as measured by the S&P 500 Index(1) returned 6.3% for the 6-month period and 22.9% for the 12-month period ending April 30, 2004.

The past several months have also been favorable for The Hartford Mutual Funds. Over the six months covered by this report, 33 of the 34 Hartford Mutual Funds reported positive returns, with many posting double-digit 12-month returns as of April 30, 2004.

This market resurgence appears to have boosted investor confidence. As of March 2004, $85 billion of new net cash flows were directed to stock mutual funds versus $11 billion in net outflows for the same period last year(2). While it's encouraging to see investors moving back into the equity market, it's important to remember to keep a long-term perspective when investing in mutual funds. There is no guarantee that the strong market performance we saw in 2003 will be duplicated in 2004. That's why we recommend working with an investment professional. He or she can help take the emotion out of investing and keep you focused on your long-term investment plan.

In addition to performance, The Hartford Mutual Funds has received other good news within the past six months. Lipper, a respected mutual fund research firm, awarded THE HARTFORD GROWTH FUND its Lipper Fund Award 2004 for the Large-Cap Growth Funds Category(3). The Hartford Growth Fund was ranked #1 out of 474 Funds for achieving the highest Consistent Return scores within its category for an overall time period ending 12/31/03.

Furthermore, Dalbar, Inc., a financial services market research and consulting firm, announced The Hartford Mutual Funds won its Mutual Fund Service Award for 2003 for customer service to mutual fund investors.

While we're proud of these honors, excellent performance and award winning customer service are goals we strive for every day. You can be assured these are goals we will continue to work hard to achieve.

Thank you for investing in The Hartford Mutual Funds.

TOM MARRA

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS

(1) The S&P 500 is an unmanaged index which measures broad-based changes in stock market conditions based on the average performance of 500 widely held common stocks. It does not represent the performance of a specific investment. This index is not available for direct investment.

(2) Investment Company Institute, April 2004.

(3) Lipper presents the award annually to the fund in each Lipper classification that achieved the highest Consistent Return scores. A fund's Consistent Return score evaluates its risk-adjusted returns, adjusted for volatility, relative to peers, for the overall period ended December 31, 2003. The fund was chosen from among 474 funds. Lipper Fund Awards are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. Prior to April 2, 2001, the Fund was managed by Fortis Advisors, Inc. The Lipper Fund Award 2004 is based on the Consistent Return scores of Class H shares, which are no longer available for new investors. Class A shares, which have different operating expenses, were offered beginning February 19, 2002. Performance prior to that date would have been lower if Class A shares expenses were applied. Lipper is a leading global mutual fund research firm.


         Semi-Annual Report
         April 30, 2004                                     (ELK PHOTO)

                                        - Manager Discussions
                                        - Financials

                                        Please note that the responses to the
                                        questions: How did the Fund perform?,
                                        Why did the Fund perform this way? and
                                        What is your outlook? represent the
                                        views of the portfolio manager(s) of the applicable fund.

                                                             (THE HARTFORD LOGO)

                                                 THE HARTFORD MUTUAL FUNDS, INC.
                                              THE HARTFORD MUTUAL FUNDS II, INC.

TABLE
OF
CONTENTS
       Manager Discussions (Unaudited)                                         1

       The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. Financial Statements

          Schedule of Investments as of April 30, 2004 (Unaudited):

             The Hartford Advisers Fund                                       36
             The Hartford Capital Appreciation Fund                           41
             The Hartford Disciplined Equity Fund (formerly the Hartford Growth
             and Income Fund)                                                 44
             The Hartford Dividend and Growth Fund                            46
             The Hartford Equity Income Fund                                  48
             The Hartford Focus Fund                                          50
             The Hartford Global Communications Fund                          51
             The Hartford Global Financial Services Fund                      52
             The Hartford Global Health Fund                                  54
             The Hartford Global Leaders Fund                                 56
             The Hartford Global Technology Fund                              59
             The Hartford Growth Fund                                         61
             The Hartford Growth Opportunities Fund                           62
             The Hartford High Yield Fund                                     64
             The Hartford Income Fund                                         73
             The Hartford Inflation Plus Fund                                 80
             The Hartford International Capital Appreciation Fund             81
             The Hartford International Opportunities Fund                    83
             The Hartford International Small Company Fund                    86
             The Hartford MidCap Fund                                         90
             The Hartford MidCap Value Fund                                   92
             The Hartford Money Market Fund                                   94
             The Hartford Short Duration Fund                                 96
             The Hartford Small Company Fund                                 102
             The Hartford SmallCap Growth Fund                               104
             The Hartford Stock Fund                                         107
             The Hartford Tax-Free California Fund                           109
             The Hartford Tax-Free Minnesota Fund                            112
             The Hartford Tax-Free National Fund                             115
             The Hartford Tax-Free New York Fund                             122
             The Hartford Total Return Bond Fund                             124
             The Hartford U.S. Government Securities Fund                    131
             The Hartford Value Fund                                         133
             The Hartford Value Opportunities Fund                           135

          Statement of Assets and Liabilities as of April 30, 2004
        (Unaudited)                                                          138

          Statements of Operations for the Period Ended April 30, 2004
        (Unaudited)                                                          146

          Statements of Changes in Net Assets for the Periods Ended April 30,
        2004 (Unaudited) and October 31, 2003                                154

          Notes to Financial Statements (Unaudited)                          166

          Financial Highlights                                               185

          Directors and Officers (Unaudited)                                 212

          Privacy Policy                                                     215

IMPORTANT FUND INFORMATION

The following disclosure applies to all of The Hartford Mutual Funds:

The graphs on the following pages represent hypothetical investments in The Hartford Mutual Funds. Past performance does not guarantee future results.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The Hartford Advisers Fund (1,2,3)                                 The Hartford International Opportunities Fund
The Hartford Capital Appreciation Fund (1,2,3)                     (1,2,3)
The Hartford Disciplined Equity Fund (1,2,3)                       The Hartford International Small Company Fund
The Hartford Dividend and Growth Fund (1,2,3)                      (2,3)
The Hartford Equity Income Fund (2,3)                              The Hartford MidCap Fund (1,2,3)
The Hartford Focus Fund (2,3)                                      The Hartford MidCap Value Fund (2,3)
The Hartford Global Communications Fund (2,3)                      The Hartford Short Duration Fund (2,3)
The Hartford Global Financial Services Fund                        The Hartford Small Company Fund (1,2,3)
(2,3)                                                              The Hartford SmallCap Growth Fund (4,5,6)
The Hartford Global Health Fund (2,3)                              The Hartford Stock Fund (1,2,3)
The Hartford Global Leaders Fund (2,3)                             The Hartford Tax-Free California Fund (2,3)
The Hartford Global Technology Fund (2,3)                          The Hartford Tax-Free Minnesota Fund (7,8,9)
The Hartford Growth Fund (4,5,6)                                   The Hartford Tax-Free National Fund (7,8,9)
The Hartford Growth Opportunities (4,5,6)                          The Hartford Tax-Free New York Fund (2,3)
The Hartford High Yield Fund (2,3)                                 The Hartford Total Return Bond Fund (1,2,3)
The Hartford Income Fund (2,3)                                     The Hartford U.S. Government Securities Fund
The Hartford Inflation Plus Fund (2,3)                             (7,8,9)
The Hartford International Capital Appreciation                    The Hartford Value Fund (2,3)
Fund (2,3)                                                         The Hartford Value Opportunities Fund (4,5,6)

( 1) Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.

( 2) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.

( 3) Growth of a $10,000 investment in Class B, C and Y shares will vary from the results seen on the following pages due to differences in the expenses charged to these share classes.

( 4) New Class A, B and C shares were offered beginning on February 19, 2002. Performance prior to that date is that of the fund's Class L, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Class A, B and C share expenses were applied during that period.

( 5) The initial investment in Class A, C and L shares reflects the maximum sales charges and B, H, M and N shares reflect a CDSC.

( 6) Growth of a $10,000 investment in Class B, C, H, L, M, N, Y and Z shares will vary from the results seen on the following pages due to differences in expenses charged to these share classes.

( 7) New Class A, B and C shares were offered beginning on February 19, 2002. Performance prior to that date is of the fund's Class E, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Class A, B and C share expenses were applied during that period.

( 8) The initial investment in Class A, C, E and L shares reflects the maximum sales charge and B, H, M and N shares reflect a CDSC.

( 9) Growth of a $10,000 investment in Class B, C, E, H, L, M, N and Y shares will vary from the results seen on the following pages due to differences in expenses charged to these share classes.

(10) New Class Y shares were offered beginning on February 19, 2002. Performance prior to that date is that of the fund's Class L shares. Performance prior to February 19, 2002 would have been lower if Class Y share expenses were applied during that period.

(11) New Class Y shares were offered beginning on February 19, 2002. Performance prior to that date is that of the fund's Class E shares. Performance prior to February 19, 2002 would have been lower if Class Y share expenses were applied during that period.

COMPARATIVE BENCHMARKS appear throughout the fund commentary as a measure of fund performance.

S & P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

S & P MIDCAP 400 INDEX is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market.

MSCI AC (ALL COUNTRY) WORLD FREE TELECOMMUNICATIONS SERVICES INDEX is a free float-adjusted market capitalization index of developed and emerging market countries that is designed to measure international equity market performance.

MSCI AC WORLD FREE EX U.S. INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.

MSCI WORLD INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of 23 developed country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

MSCI FINANCE EX-REAL ESTATE INDEX is a cap-weighted index that measures the performance of financial stocks from around the world. This index excludes real estate.

MSCI EAFE - the Morgan Stanley Capital International Europe, Australia and Far East Index is a free float-adjusted capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

GOLDMAN SACHS HEALTH CARE INDEX is an unmanaged index designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospitalization facilities, health care management organizations and continuing care services.

GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX is an unmanaged index designed to measure performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services.

CITIGROUP BROAD MARKET EURO-PACIFIC <$2B INDEX takes the entire international universe of all stocks, and divides it evenly each year to include only those companies with a market cap between $100m and $2b regardless of country or industry. This represents roughly the bottom 20% of the international equity market.

RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 3000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000 VALUE INDEX measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2500 VALUE INDEX measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 3000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

LEHMAN BROTHERS GOVERNMENT / CREDIT BOND INDEX is a broad based unmanaged, market value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

LEHMAN BROTHERS CORPORATE HIGH YIELD INDEX is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT INDEX is an unmanaged index of government bonds with maturities of between one and ten years.

LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index of municipal bonds with maturities greater than two years.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government / Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

LEHMAN BROTHERS CALIFORNIA EXEMPT INDEX is an unmanaged index of municipal bonds issued by the State of California with maturities greater than two years.

LEHMAN BROTHERS NEW YORK EXEMPT INDEX is an unmanaged index of municipal bonds issued by the State of New York with maturities greater than two years.

LEHMAN BROTHERS U.S. GOVERNMENT INDEX is an unmanaged index of government bonds with maturities of one year or more.

LEHMAN BROTHERS U.S. TIPS INDEX represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.

LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT 1-5 YEAR INDEX is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The Government/Credit Index includes securities in the 1-5 year maturity range in the Government and Credit Indices.

The Hartford Advisers Fund (subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW(3) 7/22/96 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                             LEHMAN BROTHERS
                                                                                                         GOVERNMENT/CREDIT BOND
                                                      ADVISERS FUND               S&P 500 INDEX                   INDEX
                                                      -------------               -------------          ----------------------
7/22/96                                                    9450                       10000                       10000
                                                           9516                       10102                       10020
                                                           9583                       10317                       10014
                                                           9952                       10897                       10192
10/96                                                     10188                       11198                       10430
                                                          10773                       12043                       10622
                                                          10543                       11805                       10504
                                                          10923                       12542                       10517
                                                          10971                       12641                       10539
                                                          10705                       12122                       10413
                                                          11123                       12845                       10565
                                                          11589                       13630                       10664
                                                          12031                       14236                       10792
                                                          12750                       15368                       11122
                                                          12156                       14507                       10997
                                                          12667                       15301                       11170
10/97                                                     12484                       14790                       11349
                                                          12889                       15475                       11409
                                                          13001                       15741                       11529
                                                          13127                       15914                       11691
                                                          13700                       17061                       11668
                                                          14179                       17935                       11704
                                                          14383                       18118                       11762
                                                          14247                       17806                       11888
                                                          14809                       18529                       12009
                                                          14907                       18333                       12019
                                                          13667                       15684                       12253
                                                          14226                       16689                       12604
10/98                                                     14766                       18044                       12514
                                                          15258                       19138                       12590
                                                          15742                       20240                       12621
                                                          16063                       21086                       12711
                                                          15713                       20430                       12408
                                                          16195                       21248                       12470
                                                          16678                       22070                       12501
                                                          16296                       21549                       12373
                                                          16936                       22745                       12334
                                                          16633                       22035                       12300
                                                          16462                       21925                       12290
                                                          16243                       21324                       12400
10/99                                                     16771                       22674                       12432
                                                          16953                       23134                       12425
                                                          17643                       24495                       12349
                                                          17074                       23265                       12346
                                                          17157                       22825                       12500
                                                          18317                       25058                       12681
                                                          17964                       24304                       12619
                                                          17692                       23805                       12608
                                                          17998                       24391                       12865
                                                          17840                       24010                       13001
                                                          18525                       25501                       13185
                                                          18034                       24155                       13235
10/00                                                     18086                       24054                       13318
                                                          17538                       22158                       13546
                                                          17801                       22267                       13813
                                                          18111                       23057                       14045
                                                          17403                       20957                       14189
                                                          16719                       19630                       14255
                                                          17388                       21153                       14147
                                                          17510                       21295                       14229
                                                          17067                       20777                       14297
                                                          17079                       20574                       14653
                                                          16464                       19288                       14841
                                                          15820                       17731                       14977
10/01                                                     16157                       18070                       15358
                                                          16808                       19456                       15106
                                                          16874                       19627                       14987
                                                          16648                       19341                       15096
                                                          16546                       18967                       15224
                                                          16822                       19680                       14915
                                                          15951                       18488                       15205
                                                          15860                       18352                       15345
                                                          15199                       17045                       15475
                                                          14721                       15717                       15661
                                                          14744                       15820                       16012
                                                          13812                       14102                       16356
10/02                                                     14475                       15342                       16199
                                                          15126                       16244                       16208
                                                          14645                       15290                       16638
                                                          14381                       14891                       16638
                                                          14289                       14668                       16934
                                                          14314                       14810                       16912
                                                          15028                       16029                       17093
                                                          15638                       16872                       17621
                                                          15760                       17088                       17551
                                                          15818                       17389                       16815
                                                          15980                       17728                       16926
                                                          15925                       17540                       17419
10/03                                                     16448                       18531                       17198
                                                          16563                       18694                       17244
                                                          17260                       19674                       17414
                                                          17353                       20036                       17573
                                                          17492                       20314                       17787
                                                          17317                       20008                       17951
4/04                                                      17002                       19693                       17400

    --- ADVISERS FUND              -- LEHMAN BROTHERS GOVERNMENT/     --- S&P 500 INDEX
        $9,450  starting value         CREDIT BOND INDEX                  $10,000 starting value
        $17,002 ending value           $10,000 starting value             $19,693 ending value
                                       $17,400 ending value

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 4/30/04)

              INCEPTION                       SINCE
                DATE      1 YEAR   5 YEAR   INCEPTION
----------------------------------------------------------
Advisers A#   7/22/1996   13.13%    0.39%     7.84%
----------------------------------------------------------
Advisers A##  7/22/1996    6.90%   -0.75%     7.06%
----------------------------------------------------------
Advisers B#   7/22/1996   12.28%   -0.33%     7.08%
----------------------------------------------------------
Advisers B##  7/22/1996    7.28%   -0.69%     7.08%
----------------------------------------------------------
Advisers C#   7/22/1996   12.44%   -0.28%     7.11%
----------------------------------------------------------
Advisers C##  7/22/1996   10.32%   -0.49%     6.97%
----------------------------------------------------------
Advisers Y#   7/22/1996   13.73%    0.91%     8.38%
----------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGERS

RAND L. ALEXANDER, CFA
Senior Vice President, Partner
JOHN C. KEOGH
Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Advisers Fund Class A, before sales charge, returned 3.38% for the six-month period ended April 30, 2004. The Fund trailed its Composite Index (S&P 500 Index 55%: Lehman Brother Government/ Credit 35%: Treasury Bill 10%) return of 3.9%, and the Lipper Flexible Portfolio Funds average of 4.3%.

WHY DID THE FUND PERFORM THIS WAY?

The recovery in the U.S. equity markets continued at the end of 2003 into the early part of the new year. Strong earnings, low interest rates, improving employment trends, and merger activity propelled indexes higher. These positive factors were offset somewhat by concerns over potential Federal Reserve interest rate increases, higher energy prices, renewed fears of terrorism following the bombings in Madrid, and volatility in Iraq.

We had high confidence that equities would provide more attractive returns than fixed income instruments, so the Fund maintained equity exposure near 70% for most of the reporting period. This strategy helped returns as stocks outperformed bonds. The Fund's absolute performance in equities was driven by results in Consumer Staples, Energy, and Financials. In a reversal of the more speculative 2003 market environment that rewarded investments in Information Technology and Consumer Discretionary stocks, the defensive Energy and Consumer Staples sectors were the strongest areas at the beginning of 2004. Among the Fund's top contributors were Pfizer (Pharmaceuticals) and Exxon Mobil (Energy). The Fund's strongest area of relative stock selection was in Consumer Staples, boosted by holdings in Gillette (Household and Personal Products).

The Fund's relative results were held back by stock selection in Health Care, Consumer Discretionary, and its overweight in Information Technology. In Health Care, Wyeth (Pharmaceuticals) detracted from performance due to concerns about litigation regarding its diet drug. We continue to own Wyeth on the strength of the company's product line. Information Technology was the only sector in the S&P 500 Index with a negative return during the reporting period and being overweight in the sector hindered performance. Technology stocks, Hewlett Packard (Technology Hardware and Equipment) and Intel (Semiconductors and Semiconductor Equipment) detracted from absolute and relative performance. Despite recent sell-offs, the Fund continues to own each stock believing in the sustainability of their earnings growth.

Within the fixed income portion of the Fund, returns were in line with our benchmark. Our fundamental high quality bias generated lower returns than an approach that invested more aggressively in some of the lower quality segments of the market. We continue to believe this approach is the correct one as "insurance" for those unpredictable periods of stock market volatility. Our tactical duration management was a positive factor so far this year. We had a slightly short duration bias in anticipation of a stronger economy and higher interest rates.

WHAT IS YOUR OUTLOOK?

The economic and operating environment for businesses has rarely been more favorable for corporate earnings and profitability. Tax cuts, a weaker dollar, sustained productivity, and healthier balance sheets are all evidence of this. This encourages us to maintain our high equity exposure. While we remain optimistic about the economy moving beyond the current stimulus-driven phase into a more durable recovery as supported by the recent jobs data, we expect the actual rate of economic growth to decelerate in the second half of the year. This transition may favor a gradual unwinding of our cyclical posture later in the year into more defensive areas of the market. Thus, we envision a maturing economic cycle that will likely provide lower absolute returns, but favor high quality, large cap stocks that can provide steadier, less leveraged earnings growth. Within our equity portion we maintain overweight positions in Information Technology, Industrials, and Consumer Discretionary sectors.

While we have outlined an environment that should be supportive of the business sector and corporate balance sheets in particular, we have begun to shift fixed income investments away from corporate bonds and back toward government securities as valuations in the corporate sector are now less than generous and as the Fund increases its exposure to the business sector via its equity holdings. An improving economic environment is also supportive of our slightly shorter duration posture, as interest rates should continue their rise this year as the Federal Reserve raises short term interest rates.

The Hartford Capital Appreciation Fund
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW(3) 7/22/96 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                 CAPITAL APPRECIATION FUND                S&P 500 INDEX
                                                                 -------------------------                -------------
7/22/96                                                                     9450                              10000
                                                                            9667                              10102
                                                                           10593                              10317
                                                                           11302                              10897
10/96                                                                      11671                              11198
                                                                           12531                              12043
                                                                           13017                              11805
                                                                           14118                              12542
                                                                           14031                              12641
                                                                           13368                              12122
                                                                           13485                              12845
                                                                           16252                              13630
                                                                           17633                              14236
                                                                           19319                              15368
                                                                           19701                              14507
                                                                           21534                              15301
10/97                                                                      20367                              14790
                                                                           20395                              15475
                                                                           20189                              15741
                                                                           19713                              15914
                                                                           21570                              17061
                                                                           22309                              17935
                                                                           22432                              18118
                                                                           20940                              17806
                                                                           21265                              18529
                                                                           20376                              18333
                                                                           15926                              15684
                                                                           16600                              16689
10/98                                                                      18243                              18044
                                                                           19489                              19138
                                                                           20847                              20240
                                                                           22388                              21086
                                                                           21072                              20430
                                                                           22858                              21248
                                                                           24154                              22070
                                                                           25125                              21549
                                                                           26492                              22745
                                                                           26808                              22035
                                                                           25869                              21925
                                                                           25409                              21324
10/99                                                                      27022                              22674
                                                                           29525                              23134
                                                                           34762                              24495
                                                                           34369                              23265
                                                                           39947                              22825
                                                                           39828                              25058
                                                                           35674                              24304
                                                                           33790                              23805
                                                                           37326                              24391
                                                                           36736                              24010
                                                                           40832                              25501
                                                                           39685                              24155
10/00                                                                      38312                              24054
                                                                           34607                              22158
                                                                           37677                              22267
                                                                           39802                              23057
                                                                           37453                              20957
                                                                           35708                              19630
                                                                           38735                              21153
                                                                           39273                              21295
                                                                           38606                              20777
                                                                           36845                              20574
                                                                           35243                              19288
                                                                           30813                              17731
10/01                                                                      31706                              18070
                                                                           33837                              19456
                                                                           35140                              19627
                                                                           33773                              19341
                                                                           32746                              18967
                                                                           34285                              19680
                                                                           32170                              18488
                                                                           31761                              18352
                                                                           29144                              17045
                                                                           26594                              15717
                                                                           27134                              15820
                                                                           25058                              14102
10/02                                                                      26912                              15342
                                                                           29186                              16244
                                                                           27108                              15290
                                                                           26463                              14891
                                                                           26108                              14668
                                                                           25714                              14810
                                                                           27792                              16029
                                                                           29988                              16872
                                                                           30737                              17088
                                                                           31303                              17389
                                                                           32445                              17728
                                                                           32393                              17540
10/03                                                                      34839                              18531
                                                                           35616                              18694
                                                                           38063                              19674
                                                                           38653                              20036
                                                                           40006                              20314
                                                                           39966                              20008
4/04                                                                       38559                              19693

    --- CAPITAL APPRECIATION FUND              --- S & P 500 INDEX
        $9,450  starting value                     $10,000 starting value
        $38,559 ending value                       $19,693 ending value

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 4/30/04)

             INCEPTION                       SINCE
               DATE      1 YEAR   5 YEAR   INCEPTION
---------------------------------------------------------
Cap App A#   7/22/1996   38.74%    9.80%    19.81%
---------------------------------------------------------
Cap App A##  7/22/1996   31.11%    8.56%    18.94%
---------------------------------------------------------
Cap App B#   7/22/1996   37.65%    9.00%    18.96%
---------------------------------------------------------
Cap App B##  7/22/1996   32.65%    8.71%    18.96%
---------------------------------------------------------
Cap App C#   7/22/1996   37.83%    9.05%    19.01%
---------------------------------------------------------
Cap App C##  7/22/1996   35.45%    8.84%    18.86%
---------------------------------------------------------
Cap App Y#   7/22/1996   39.49%   10.36%    20.40%
---------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

SAUL J. PANNELL, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Capital Appreciation Fund Class A, before sales charge, returned 10.68% for the six-month period ended April 30, 2004. The Fund's return outperformed both the 6.7% return for the Composite Index (40% S&P 500, 60% Russell 2500), the S&P 500 Index return of 6.27% and the Lipper Multi-Cap Core Average, which returned 5.7% for the same time period.

WHY DID THE FUND PERFORM THIS WAY?

Equity markets continued their ascent in early 2004, as investors cheered lofty corporate profits, strength in the industrial sector, and rising business investment. On the heels of these solidifying trends, Federal Reserve officials began to hint that interest rate hikes could come sooner than generally expected. This concern, combined with terrorist attacks and threats, rising energy prices, and lackluster job growth, restrained the equity market's advance. During the period, all market-cap segments posted gains, with the performance of small-cap stocks edging mid-cap stocks and exceeding large-caps, as measured by their respective S&P Indexes.

During the period, the Fund benefited the most from strong stock selection in Information Technology, Financials, and Consumer Staples. The largest contributor to absolute returns was Tyco International (Capital Goods), which continued its recovery from accounting issues with strong results across several businesses. Samsung (Semiconductors and Semiconductor Equipment) was another major contributor. Samsung is the lowest cost producer of electronic memory, one of the fastest growing cell phone manufacturers, and the dominant supplier of liquid crystal displays. Ace (Insurance) added to Fund returns as they reported financial results ahead of expectations and cashflow continues to be strong.

Our gains were modestly offset by relatively poor stock selection in Materials. In terms of individual stocks, Altera (Semiconductors and Semiconductor Equipment) detracted from results during the six-month period. Biovail (Biotechnology) also detracted from results after their fourth quarter earnings showed deterioration in some of the company's legacy drugs. The Fund continued to own Biovail and Altera at the end of the period believing in their upside potential.

WHAT IS YOUR OUTLOOK?

On the heels of the strong market performance over the last several quarters, it has become increasingly challenging to locate unexploited sectors, trends, or themes in the market. Valuations are roughly comparable across many industries and several stock groups have already had very strong runs. In this environment, we expect our approach to investing to perform well as we continue to seek performance in any and all segments of the equity universe, one stock at a time. Going forward it will likely be more important to identify companies that can gain market share, grow the top-line, and drive the economic expansion.

The Hartford Disciplined Equity Fund
(subadvised by Wellington Management Company, LLP)
(formerly The Hartford Growth and Income Fund)

PERFORMANCE OVERVIEW(3) 4/30/98 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                  DISCIPLINED EQUITY FUND                 S&P 500 INDEX
                                                                  -----------------------                 -------------
4/30/98                                                                     9450                              10000
                                                                            9242                               9828
                                                                            9591                              10227
                                                                            9591                              10119
                                                                            8269                               8656
                                                                            8829                               9211
10/98                                                                       9625                               9959
                                                                           10155                              10563
                                                                           10847                              11171
                                                                           11197                              11638
                                                                           10790                              11276
                                                                           11311                              11727
                                                                           11652                              12181
                                                                           11416                              11894
                                                                           12145                              12554
                                                                           11889                              12162
                                                                           11719                              12101
                                                                           11369                              11770
10/99                                                                      11861                              12515
                                                                           12178                              12769
                                                                           13104                              13520
                                                                           12359                              12841
                                                                           12330                              12598
                                                                           13648                              13830
                                                                           13104                              13414
                                                                           12779                              13139
                                                                           13249                              13462
                                                                           13143                              13252
                                                                           14029                              14075
                                                                           13182                              13332
10/00                                                                      13124                              13276
                                                                           12074                              12230
                                                                           12254                              12291
                                                                           12855                              12727
                                                                           11813                              11568
                                                                           11171                              10836
                                                                           12073                              11676
                                                                           12173                              11754
                                                                           11922                              11469
                                                                           11663                              11356
                                                                           10971                              10646
                                                                           10059                               9787
10/01                                                                      10380                               9974
                                                                           11112                              10739
                                                                           11212                              10834
                                                                           10952                              10676
                                                                           10631                              10470
                                                                           11022                              10863
                                                                           10251                              10205
                                                                           10150                              10130
                                                                            9299                               9409
                                                                            8657                               8675
                                                                            8707                               8732
                                                                            7755                               7784
10/02                                                                       8447                               8468
                                                                            8898                               8966
                                                                            8397                               8440
                                                                            8117                               8220
                                                                            7987                               8096
                                                                            8037                               8175
                                                                            8659                               8848
                                                                            9130                               9313
                                                                            9210                               9432
                                                                            9331                               9598
                                                                            9542                               9785
                                                                            9542                               9682
10/03                                                                      10103                              10229
                                                                           10253                              10319
                                                                           10780                              10860
                                                                           10941                              11059
                                                                           11061                              11213
                                                                           10891                              11044
4/04                                                                       10740                              10870

    --- DISCIPLINED EQUITY FUND                --- S&P 500 INDEX
        $9,450  starting value                     $10,000 starting value
        $10,740 ending value                       $10,870 ending value

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 4/30/04)

                     INCEPTION                       SINCE
                       DATE      1 YEAR   5 YEAR   INCEPTION
-----------------------------------------------------------------
Disciplined Eqy A#   4/30/1998   24.03%   -1.62%     2.15%
-----------------------------------------------------------------
Disciplined Eqy A##  4/30/1998   17.24%   -2.74%     1.20%
-----------------------------------------------------------------
Disciplined Eqy B#   4/30/1998   23.14%   -2.33%     1.42%
-----------------------------------------------------------------
Disciplined Eqy B##  4/30/1998   18.14%   -2.70%     1.26%
-----------------------------------------------------------------
Disciplined Eqy C#   4/30/1998   23.11%   -2.31%     1.44%
-----------------------------------------------------------------
Disciplined Eqy C##  4/30/1998   20.88%   -2.50%     1.26%
-----------------------------------------------------------------
Disciplined Eqy Y#   4/30/1998   24.59%   -1.13%     2.66%
-----------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

JAMES A. RULLO, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Disciplined Equity Fund Class A, before sales charge, returned 6.31% for the six-month period ended April 30, 2004, outperforming the Lipper Large Cap Core Average, which returned 4.5%, and performing in line with its benchmark, the S&P 500 Index, which also returned 6.27% during the period.

WHY DID THE FUND PERFORM THIS WAY?

Low interest rates, tax refunds and an increased level of merger activity propelled indexes higher during the six-month period. In contrast to 2003, when more aggressive sectors lead the market, defensive sectors generally posted better returns. With the exception of Information Technology, all sectors of the S&P 500 Index advanced, with Energy, Telecommunications, Health Care and Consumer Staples leading the way.

In this environment, stock selection within the Information Technology sector was a meaningful contributor to our relative outperformance. Our investments in Motorola, a global provider of integrated communications and electronic solutions, and First Data Corporation, an e-commerce software company, both advanced during the period. Our underweight in shares of semiconductor bellwether Intel, which declined significantly during the period, also contributed to positive relative performance.

Stock selection within Financials, the Fund's greatest sector exposure, was another source of strength during the period. Bank holdings such as Bank One, Bank of America and Countrywide Financial Corporation were top contributors to our results.

The Telecommunications Services and Consumer Discretionary sectors were the largest disappointments during the six-month period. Among our Telecommunications Services holdings, Nextel Communications was a top detractor, while not owning shares of AT&T Wireless, which surged in response to an acquisition bid by Cingular, also held back performance. We are maintaining a position in Nextel for a number of reasons, including the likelihood that the company receives approval of its spectrum swap plan, allowing the company to move away from Motorola's proprietary iDEN technology. Within the Consumer Discretionary sector, Media holding Comcast sold off abruptly when the hostile bid for Disney was poorly received by investors. We have maintained the position due to the attractive valuation of Comcast shares given the company's solid cash flow, positive advertising trends, and growth opportunities from new product offerings.

WHAT IS YOUR OUTLOOK?

Corporate profits in the U.S. are roughly 20% higher than a year ago and we are currently seeing the strongest level of global economic growth in four years. We expect this growth to moderate in the second half of 2004 and into 2005. Consistent with the recent March U.S. Employment Report, U.S. consumption will no longer be carried by tax cuts, but instead an increasing part of the burden will be shouldered by rising employment and wage income. We expect the Federal Reserve to exercise patience while contemplating its first rate hike in four years and look for this to occur in late 2004 accompanied by a moderate updrift in inflation. As a result of this outlook, we continue to position the fund with the greatest exposure to Financials, Information Technology and Health Care sectors.

The Hartford Dividend and Growth Fund
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW(3) 7/22/96 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                  DIVIDEND AND GROWTH FUND                S&P 500 INDEX
                                                                  ------------------------                -------------
7/22/96                                                                     9450                              10000
                                                                            9545                              10102
                                                                            9695                              10317
                                                                           10149                              10897
10/96                                                                      10423                              11198
                                                                           10990                              12043
                                                                           10894                              11805
                                                                           11409                              12542
                                                                           11589                              12641
                                                                           11142                              12122
                                                                           11504                              12845
                                                                           12246                              13630
                                                                           12906                              14236
                                                                           13652                              15368
                                                                           13002                              14507
                                                                           13768                              15301
10/97                                                                      13356                              14790
                                                                           13988                              15475
                                                                           14270                              15741
                                                                           14454                              15914
                                                                           15066                              17061
                                                                           15858                              17935
                                                                           15771                              18118
                                                                           15509                              17806
                                                                           15671                              18529
                                                                           15553                              18333
                                                                           13565                              15684
                                                                           14415                              16689
10/98                                                                      15434                              18044
                                                                           15895                              19138
                                                                           16335                              20240
                                                                           16179                              21086
                                                                           15933                              20430
                                                                           16325                              21248
                                                                           17330                              22070
                                                                           16887                              21549
                                                                           17456                              22745
                                                                           16913                              22035
                                                                           16478                              21925
                                                                           16041                              21324
10/99                                                                      16962                              22674
                                                                           16867                              23134
                                                                           17083                              24495
                                                                           16393                              23265
                                                                           15470                              22825
                                                                           17173                              25058
                                                                           16960                              24304
                                                                           17317                              23805
                                                                           16774                              24391
                                                                           16774                              24010
                                                                           17725                              25501
                                                                           17893                              24155
10/00                                                                      18242                              24054
                                                                           17883                              22158
                                                                           18800                              22267
                                                                           18509                              23057
                                                                           18337                              20957
                                                                           17746                              19630
                                                                           18653                              21153
                                                                           18967                              21295
                                                                           18479                              20777
                                                                           18597                              20574
                                                                           18002                              19288
                                                                           16830                              17731
10/01                                                                      16841                              18070
                                                                           17748                              19456
                                                                           17938                              19627
                                                                           17983                              19341
                                                                           18258                              18967
                                                                           18744                              19680
                                                                           17970                              18488
                                                                           18135                              18352
                                                                           17185                              17045
                                                                           15855                              15717
                                                                           15744                              15820
                                                                           14034                              14102
10/02                                                                      15065                              15342
                                                                           16075                              16244
                                                                           15392                              15290
                                                                           14870                              14891
                                                                           14559                              14668
                                                                           14528                              14810
                                                                           15586                              16029
                                                                           16577                              16872
                                                                           16717                              17088
                                                                           16874                              17389
                                                                           17242                              17728
                                                                           17035                              17540
10/03                                                                      17840                              18531
                                                                           18165                              18694
                                                                           19342                              19674
                                                                           19398                              20036
                                                                           19746                              20314
                                                                           19497                              20008
4/04                                                                       19306                              19693

    --- DIVIDEND AND GROWTH FUND               --- S&P 500 INDEX
        $9,450  starting value                     $10,000 starting value
        $19,306 ending value                       $19,693 ending value

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 4/30/04)

                  INCEPTION                       SINCE
                    DATE      1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------------
Div & Growth A#   7/22/1996   23.88%   2.18%      9.62%
--------------------------------------------------------------
Div & Growth A##  7/22/1996   17.10%   1.04%      8.83%
--------------------------------------------------------------
Div & Growth B#   7/22/1996   22.90%   1.46%      8.84%
--------------------------------------------------------------
Div & Growth B##  7/22/1996   17.90%   1.08%      8.84%
--------------------------------------------------------------
Div & Growth C#   7/22/1996   23.08%   1.50%      8.88%
--------------------------------------------------------------
Div & Growth C##  7/22/1996   20.85%   1.29%      8.74%
--------------------------------------------------------------
Div & Growth Y#   7/22/1996   24.56%   2.76%     10.18%
--------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

EDWARD P. BOUSA, CFA
Vice President
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Dividend and Growth Fund Class A, before sales charge, returned 8.22% for the six-month period ended April 30, 2004. The Fund outperformed both the Lipper Equity Income Average, which returned 7.6%, and the S&P 500 Index, the Fund's benchmark, which returned 6.27% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Market strength during the beginning of the year turned more volatile as investors continued to focus on unknowns through April. These unknowns include the trend toward outsourcing of jobs from the U.S., the possibility of heightened terrorism, and the upcoming U.S. presidential election. Strong recent GDP growth only helped to modestly accelerate job growth in the US. The equity market continued to favor small cap stocks versus their larger-cap brethren. During the period, value, measured by the Russell 1000 Value Index, outperformed growth, measured by the Russell 1000 Growth Index, by over 400 basis points.

The Fund's outperformance relative to the S&P 500 was attributable primarily to the Fund's underweight position within Information Technology, as well as strong stock selection within the sector. Within Information Technology, we focused on holding higher quality names and avoided the higher beta, more speculative stocks. Motorola (Hardware) was the top Technology contributor, on an absolute basis, benefiting from improved sales in wireless handsets. Additionally, the Fund's overweight position in Energy, the top-performing sector, during the period, was also a contributor to performance. Within Energy, signs of increased pricing power are being seen in the economy. Top contributors in this sector were BP PLC, Exxon Mobil and Chevron Texaco.

Additionally, our stock selection was very strong among Consumer Staples, Financials and Health Care names. For the period, Altria (Tobacco), Bank One
(Bank) and Aventis (Pharmaceutical) were top contributors, on an absolute basis, within each of these sectors, respectively. Altria posted better-than-expected earnings due to sequential market share gain for their Marlboro brand. Bank One was acquired by JP Morgan, at a premium, during the period. Aventis benefited from good underlying sales growth and news that they are making progress in obtaining FDA approval for their antibiotic drug Ketek. As of the end of the period, the Fund held positions in all of these names.

WHAT IS YOUR OUTLOOK?

Recent positive jobs data support our thesis that the current business momentum will propel GDP growth to solid levels. As noted above, signs of increased pricing power within Energy and Materials should benefit our holdings in these sectors. The Fed is alerting investors that the current low interest rates are not sustainable in a strong economy. For this reason, we continue to underweight Financials, where higher interest rates can increase the cost of capital. Overall, our strategy of buying high quality companies with above-average dividends should be successful in a positive economic environment.

The Hartford Equity Income Fund (subadvised by Wellington Management Company,
LLP)

PERFORMANCE OVERVIEW(3) 8/28/03 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                     EQUITY INCOME FUND              RUSSELL 1000 VALUE INDEX
                                                                     ------------------              ------------------------
8/28/03                                                                    9450.00                           10000.00
9/03                                                                       9403.00                            9902.00
10/03                                                                      9800.00                           10508.00
11/03                                                                      9944.00                           10651.00
12/03                                                                     10612.00                           11307.00
1/04                                                                      10545.00                           11506.00
2/04                                                                      10735.00                           11753.00
3/04                                                                      10621.00                           11649.00
4/04                                                                      10430.00                           11365.00

    --- EQUITY INCOME FUND                     --- RUSSELL 1000 VALUE INDEX
        $9,450  starting value                     $10,000 starting value
        $10,430 ending value                       $11,365 ending value

AVERAGE ANNUAL TOTAL RETURNS(2) (as of 04/30/04)

                   INCEPTION DATE   SINCE INCEPTION
--------------------------------------------------------
Equity Income A#     8/28/2003          10.39%
--------------------------------------------------------
Equity Income A##    8/28/2003           4.34%
--------------------------------------------------------
Equity Income B#     8/28/2003           9.81%
--------------------------------------------------------
Equity Income B##    8/28/2003           4.81%
--------------------------------------------------------
Equity Income C#     8/28/2003           9.86%
--------------------------------------------------------
Equity Income C##    8/28/2003           8.86%
--------------------------------------------------------
Equity Income Y#     8/28/2003          10.67%
--------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

JOHN R. RYAN, CFA
Senior Vice President, Managing Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2004, The Hartford Equity Income Fund Class A, before sales charge, returned 6.46%, trailing both the Russell 1000 Value Index return of 8.16% and the Lipper Equity Income Average return of 7.6%.

WHY DID THE FUND PERFORM THIS WAY?

An improving economy, strong corporate profits and better investor sentiment led to strong equity market performance during the period. Value continued to outperform growth as the Russell 1000 Value Index return of 8.16% bested the Russell 1000 Growth Index return of 4.14% by over 400 basis points during the period. The broader market, as represented by the S&P 500, returned 6.27%. All ten sectors of the Russell 1000 Value Index posted positive gains, with Energy and Consumer Staples leading the way.

The Fund's underperformance during this period was due to unfavorable stock selection within Financials, Materials and Information Technology. The top three detractors, on an absolute basis, were Hewlett-Packard (Hardware), Merrill Lynch (Diversified Financials) and Morgan Stanley (Diversified Financials). Information Technology broadly came under pressure due to concern that the demand cycle for semiconductors and equipment has peaked. It is our belief that order growth will show stabilization and perhaps re-acceleration during the second half of 2004 and into 2005. With respect to the brokerage stocks above, the mergers and acquisitions cycle and the underwriting cycle are turning up which should benefit these stocks. As of the end of the period, we continued to own all three stocks.

To help partially offset these results, the Fund benefited from strong stock selection within Consumer Staples and an overweight position in Energy. While the Fund does not employ a "top-down" approach to investing, the Fund's overall sector allocation was also a positive contributor to returns. Within Energy, Exxon Mobil and Chevron Texaco were the top performers. Kellogg was a top contributor within Consumer Staples. The company's management raised guidance for the quarter citing better than expected sales and currency benefits. As of the end of the period, all three stocks were held in the Fund.

WHAT IS YOUR OUTLOOK?

The scope of the global recovery is impressive. It appears synchronized across all regions and has good momentum. We remain encouraged by what companies are saying regarding orders and revenue trends. We believe that higher profits and business confidence will drive employment gains, which should support further growth in the economy. The US corporate mentality continues to be very cautious and focused on cost reductions and productivity improvements.

Corporate profits are expanding at a pace above consensus expectations. Dividends and free cash flow are still expanding. Better earnings, better free cash flow and higher dividends are key drivers of higher stock prices.

The Fund is positioned in anticipation of a continuing global economic recovery. Year-to-date, this stance has hurt the Fund's results, but we continue to believe the economy will expand in the face of modest interest rate increases. At the end of the period, relative to the Russell 1000 Value Index, the Fund was overweight the Energy, Materials and Financials sectors.

The Hartford Focus Fund (subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW(3) 5/24/01 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                         FOCUS FUND                       S&P 500 INDEX
                                                                         ----------                       -------------
5/24/01                                                                   9450.00                            10000.00
                                                                          9441.00                             9715.00
                                                                          9186.00                             9479.00
                                                                          8996.00                             9386.00
                                                                          8770.00                             8798.00
                                                                          8014.00                             8088.00
10/01                                                                     8335.00                             8242.00
                                                                          9129.00                             8874.00
                                                                          9526.00                             8952.00
                                                                          9176.00                             8822.00
                                                                          9072.00                             8651.00
                                                                          9299.00                             8977.00
                                                                          8439.00                             8433.00
                                                                          8221.00                             8371.00
                                                                          7513.00                             7775.00
                                                                          7125.00                             7169.00
                                                                          7087.00                             7216.00
                                                                          6274.00                             6432.00
10/02                                                                     6917.00                             6998.00
                                                                          7626.00                             7409.00
                                                                          7106.00                             6974.00
                                                                          6926.00                             6792.00
                                                                          6718.00                             6690.00
                                                                          6737.00                             6755.00
                                                                          7228.00                             7311.00
                                                                          7663.00                             7696.00
                                                                          7719.00                             7794.00
                                                                          8040.00                             7931.00
                                                                          8106.00                             8086.00
                                                                          7917.00                             8000.00
10/03                                                                     8446.00                             8452.00
                                                                          8512.00                             8527.00
                                                                          9031.00                             8974.00
                                                                          9088.00                             9139.00
                                                                          9107.00                             9266.00
                                                                          8890.00                             9126.00
4/04                                                                      8701.00                             8983.00

    --- FOCUS FUND                             --- S&P 500 INDEX
        $9,450 starting value                      $10,000 starting value
        $8,701 ending value                        $8,983  ending value

AVERAGE ANNUAL TOTAL RETURNS(2) (as of 4/30/04)

           INCEPTION DATE   1 YEAR   SINCE INCEPTION
---------------------------------------------------------
Focus A#     5/24/2001      20.39%       -2.76%
---------------------------------------------------------
Focus A##    5/24/2001      13.70%       -4.61%
---------------------------------------------------------
Focus B#     5/24/2001      19.47%       -3.45%
---------------------------------------------------------
Focus B##    5/24/2001      14.47%       -4.44%
---------------------------------------------------------
Focus C#     5/24/2001      19.50%       -3.48%
---------------------------------------------------------
Focus C##    5/24/2001      17.31%       -3.81%
---------------------------------------------------------
Focus Y#     5/24/2001      20.86%       -2.33%
---------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

RAND L. ALEXANDER, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Focus Fund Class A, before sales charge, returned 3.02% for the six-month period ended April 30, 2004, trailing the Lipper Large Cap Core peer group average return of 4.5%, and behind the 6.27% return of the S&P 500 Index, the Fund's benchmark.

WHY DID THE FUND PERFORM THIS WAY?

The recovery in the U.S. equity markets continued at the end of 2003 and into the early part of the new year. Strong earnings, low interest rates, merger activity, and an improving employment picture propelled indexes higher. These positive factors were offset somewhat by concerns over potential Federal Reserve interest rate increases, higher energy prices, renewed fears of terrorism following the bombings in Madrid, and volatility in Iraq.

The Fund underperformed its benchmark during the period due primarily to sector weighting decisions, and to a lesser degree, relatively weak stock selection in Industrials. The Fund was underweight two of the strongest performing sectors during the period, Energy and Telecommunications. In a reversal of the speculative 2003 market environment that drove sectors such as Information Technology and Consumer Discretionary, the more defensive sectors outperformed during the first part of 2004. The only sector in the benchmark to have a negative return during the reporting period, Information Technology, was held back by profit taking and concerns about valuations. While the Fund had positive relative stock selection here, being overweight this underperforming sector hindered results. The three largest detractors from absolute returns during the period were from the Information Technology sector. These stocks, Intel, EMC, and Hewlett Packard, were maintained in the Fund at the end of the period.

Stock selection in Financials and Consumer Staples helped relative results during the period. Among the top contributors to returns were American International Group (Insurance), Pfizer (Pharmaceuticals), and PepsiCo (Food, Beverage, and Tobacco). AIG reported strong earnings that exceeded expectations and Pfizer had strong sales across several key drug franchises. PepsiCo made gains in carbonated beverages and at Frito Lay.

WHAT IS THE OUTLOOK FOR THE REMAINDER OF 2004?

The Fund ended the period overweight Information Technology, Industrials, and Health Care, and underweight Consumer Staples, Consumer Discretionary, and Telecommunications Services. While we remain optimistic about the economy moving beyond the current stimulus-driven phase into a more durable recovery as supported by the recent jobs data, we expect the actual rate of economic growth to decelerate in the second half of the year. This transition may favor a gradual unwinding of our cyclical posture later in the year into more defensive areas of the market. Thus, we envision a maturing economic cycle that will likely provide lower absolute returns, but favor high quality, large cap stocks that can provide steadier, less leveraged earnings growth. We believe the environment bodes well for large-cap, multi-national, industry leading companies on both a fundamental and valuation basis.

The Hartford Global Communications Fund
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW(3) 10/31/00 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                              MSCI AC WORLD FREE
                                                GLOBAL COMMUNICATIONS     TELECOMMUNICATIONS SERVICES
                                                        FUND                         INDEX                    S&P 500 INDEX
                                                ---------------------     ---------------------------         -------------
10/31/00                                               9450.00                      10000.00                    10000.00
                                                       7314.00                       8625.00                     9212.00
                                                       7399.00                       8405.00                     9257.00
                                                       8883.00                       9231.00                     9586.00
                                                       7068.00                       7800.00                     8713.00
                                                       5982.00                       7362.00                     8161.00
                                                       6492.00                       7922.00                     8794.00
                                                       5963.00                       7313.00                     8853.00
                                                       5689.00                       6831.00                     8638.00
                                                       5585.00                       6911.00                     8553.00
                                                       4791.00                       6173.00                     8019.00
                                                       4564.00                       6248.00                     7372.00
10/01                                                  4319.00                       6020.00                     7513.00
                                                       4565.00                       6306.00                     8089.00
                                                       4697.00                       6343.00                     8160.00
                                                       4101.00                       5776.00                     8041.00
                                                       3601.00                       5513.00                     7886.00
                                                       3733.00                       5585.00                     8182.00
                                                       3317.00                       4977.00                     7686.00
                                                       3326.00                       5009.00                     7630.00
                                                       2882.00                       4489.00                     7087.00
                                                       2731.00                       4254.00                     6534.00
                                                       2882.00                       4250.00                     6577.00
                                                       2504.00                       3594.00                     5863.00
10/02                                                  3061.00                       4411.00                     6378.00
                                                       3392.00                       4883.00                     6753.00
                                                       3241.00                       4595.00                     6357.00
                                                       3156.00                       4494.00                     6191.00
                                                       3137.00                       4261.00                     6098.00
                                                       3080.00                       4208.00                     6157.00
                                                       3383.00                       4513.00                     6664.00
                                                       3666.00                       5055.00                     7015.00
                                                       3864.00                       5098.00                     7104.00
                                                       3874.00                       4978.00                     7229.00
                                                       3987.00                       4964.00                     7370.00
                                                       4063.00                       4994.00                     7292.00
10/03                                                  4412.00                       5234.00                     7704.00
                                                       4564.00                       5413.00                     7772.00
                                                       5017.00                       5855.00                     8179.00
                                                       5159.00                       6052.00                     8330.00
                                                       5159.00                       6096.00                     8446.00
                                                       5159.00                       5968.00                     8318.00
4/04                                                   4960.00                       5868.00                     8187.00

    --- GLOBAL COMMUNICATIONS FUND            --- MSCI AC WORLD FREE TELECOMMUNICATIONS
        $9,450 starting value                     SERVICES INDEX
        $4,960 ending value                       $10,000 starting value
                                                  $5,868  ending value
    -- S & P 500 INDEX
        $10,000 starting value
        $8,187  ending value

AVERAGE ANNUAL TOTAL RETURNS(2) (as of 4/30/04)

                 INCEPTION DATE   1 YEAR   SINCE INCEPTION
---------------------------------------------------------------
Global Comm A#     10/31/2000     46.65%       -16.81%
---------------------------------------------------------------
Global Comm A##    10/31/2000     38.52%       -18.14%
---------------------------------------------------------------
Global Comm B#     10/31/2000     45.74%       -17.36%
---------------------------------------------------------------
Global Comm B##    10/31/2000     40.74%       -18.08%
---------------------------------------------------------------
Global Comm C#     10/31/2000     45.46%       -17.41%
---------------------------------------------------------------
Global Comm C##    10/31/2000     43.01%       -17.64%
---------------------------------------------------------------
Global Comm Y#     10/31/2000     47.51%       -16.41%
---------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

ARCHANA BASI, CFA
Vice President, Portfolio Coordinator, Global Industry Analyst

DAVID NINCIC, CFA
Vice President, Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Global Communications Fund Class A, before sales charge, returned 12.42% for the six-month period ending April 30, 2004. The Fund outperformed the MSCI All Country World Free Telecommunication Services Index, which returned 12.12%, and the Lipper Telecommunications Mutual Fund Average, which returned 10.3% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's outperformance over the six-month period relative to the MSCI AC World Free Telecommunications Services Index was driven by superior stock selection across the sub-sectors invested in by the portfolio. Throughout the period, roughly two-thirds of the Fund was invested within the integrated/diversified telecommunications sub-sector and roughly one-third was invested within the wireless telecommunications sub-sector.

Within the integrated/diversified telecommunications sub-sector, top contributors included Philippine Long Distance Telephone, Norway's Telenor and Telekom Austria. Within the Fund, we have tended to favor emerging markets and European companies over U.S. integrated telecommunications, given the difficult competition the U.S. companies face from cable and wireless competition. The largest detractors from Fund returns were Brazilian companies, Telemar Norte Leste, which we added during the period, and Brasil Telecom. Nominal returns for both companies were impacted to an extent by the strengthening U.S. dollar during the period. Also, Brazilian stocks suffered from fears of rising U.S. interest rates and a slowdown in China. We continue to like the fundamental investment proposition of both companies. The former should continue to benefit from a successful start-up wireless operation and the latter from growth in the business segment along with the launch of wireless services.

Many wireless holdings also performed well during the period, led by Sprint PCS
(US), which rose on both improving fundamentals and expectations of recombination with the Sprint FON Group. Strong-performing non-US wireless stocks included Vodafone Group (Great Britain), Cosmote (Germany) and Mobistar (Belgium).

WHAT IS YOUR OUTLOOK?

We have become optimistic on the performance of telecom stocks for 2004, particularly of those outside of the United States. Valuations have become compelling, and revenue growth potential is underappreciated. While many wireline carriers face access line declines and voice substitution to wireless, these same carriers often have wireless operations that are performing well, resulting in solid revenue growth. Wireless data is becoming increasingly popular with both consumers and businesses, and this is reflected in better than expected wireless revenue growth.

While the telecom industry operates under a difficult backdrop, this is largely already reflected in telecom stock prices. We believe that the Fund can continue to find underpriced stocks of companies with solid business fundamentals, which are not yet appreciated by the market.

The Hartford Global Financial Services Fund
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW(3) 10/31/00 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                              GLOBAL FINANCIAL SERVICES   MSCI FINANCE EX REAL ESTATE
                                                        FUND                         INDEX                    S&P 500 INDEX
                                              -------------------------   ---------------------------         -------------
10/31/00                                               9450.00                      10000.00                    10000.00
                                                       9091.00                       9618.00                     9212.00
                                                      10036.00                      10358.00                     9257.00
                                                       9857.00                      10361.00                     9586.00
                                                       9630.00                       9685.00                     8713.00
                                                       9290.00                       9114.00                     8161.00
                                                       9715.00                       9501.00                     8794.00
                                                       9941.00                       9447.00                     8853.00
                                                       9989.00                       9364.00                     8638.00
                                                       9885.00                       9166.00                     8553.00
                                                       9715.00                       9066.00                     8019.00
                                                       8836.00                       8104.00                     7372.00
10/01                                                  8854.00                       8117.00                     7513.00
                                                       9100.00                       8533.00                     8089.00
                                                       9384.00                       8630.00                     8160.00
                                                       8949.00                       8330.00                     8041.00
                                                       8921.00                       8183.00                     7886.00
                                                       9402.00                       8772.00                     8182.00
                                                       9430.00                       8799.00                     7686.00
                                                       9298.00                       8912.00                     7630.00
                                                       8987.00                       8423.00                     7087.00
                                                       8079.00                       7630.00                     6534.00
                                                       8070.00                       7728.00                     6577.00
                                                       7134.00                       6668.00                     5863.00
10/02                                                  7588.00                       7314.00                     6378.00
                                                       8004.00                       7672.00                     6753.00
                                                       7566.00                       7225.00                     6357.00
                                                       7205.00                       6988.00                     6191.00
                                                       7025.00                       6841.00                     6098.00
                                                       6987.00                       6711.00                     6157.00
                                                       7718.00                       7651.00                     6664.00
                                                       8098.00                       8089.00                     7015.00
                                                       8184.00                       8199.00                     7104.00
                                                       8458.00                       8560.00                     7229.00
                                                       8430.00                       8496.00                     7370.00
                                                       8581.00                       8700.00                     7292.00
10/03                                                  9217.00                       9399.00                     7704.00
                                                       9255.00                       9459.00                     7772.00
                                                       9830.00                      10035.00                     8179.00
                                                      10022.00                      10290.00                     8330.00
                                                      10280.00                      10526.00                     8446.00
                                                      10242.00                      10482.00                     8318.00
4/04                                                   9802.00                      10091.00                     8187.00

    --- GLOBAL FINANCIAL SERVICES FUND         --- MSCI FINANCE EX REAL ESTATE INDEX
        $9,450 starting value                      $10,000 starting value
        $9,802 ending value                        $10,091 ending value
    -- S&P 500 INDEX
        $10,000 starting value
        $8,187  ending value

AVERAGE ANNUAL TOTAL RETURNS(2) (as of 4/30/04)

                    INCEPTION DATE   1 YEAR   SINCE INCEPTION
------------------------------------------------------------------
Global Fin Ser A#     10/31/2000     27.00%        1.05%
------------------------------------------------------------------
Global Fin Ser A##    10/31/2000     20.06%       -0.56%
------------------------------------------------------------------
Global Fin Ser B#     10/31/2000     26.13%        0.33%
------------------------------------------------------------------
Global Fin Ser B##    10/31/2000     21.13%       -0.53%
------------------------------------------------------------------
Global Fin Ser C#     10/31/2000     26.10%        0.36%
------------------------------------------------------------------
Global Fin Ser C##    10/31/2000     23.84%        0.07%
------------------------------------------------------------------
Global Fin Ser Y#     10/31/2000     27.68%        1.52%
------------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

MARK T. LYNCH, CFA
Senior Vice President,
Partner, Portfolio Coordinator,
Global Industry Analyst

ERIC HALET
Vice President, Global Industry Analyst

R. ANDREW HEISKELL
Assistant Vice President,
Global Industry Analyst

JENNIFER L. NETTESHEIM, CFA
Vice President, Global Industry Analyst

THEODORE SHASTA, CFA
Senior Vice President,
Partner, Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Global Financial Services Fund Class A, before sales charge, returned 6.34% for the six-month period ended April 30, 2004. The Fund underperformed its benchmark, the MSCI Finance ex-Real Estate Index, which returned 7.36%, and outperformed the Lipper Financial Services Mutual Fund Average, which returned 4.9% over the period.

WHY DID THE FUND PERFORM THIS WAY?

Relative to the MSCI Finance ex-Real Estate Index, the Fund's sub-sector allocation resulted in underperformance. The Fund's overweight allocation to the Thrift & Mortgage Finance sub-sector detracted from relative returns, though our stock selection was strongly positive versus the benchmark. Turmoil in the political climate and the inevitable slowdown in the refinancing boom presented opportunity among select names. A slight underweight to Commercial Banks, the largest sub-sector in the Fund and the benchmark, also detracted from relative returns.

Among Commercial Banks, our positioning has been in favor of non-U.S. banks over U.S. banks that have large bond positions susceptible to the eventual rise in interest rates. Among U.S. banks, we've tended to prefer larger banks with diversified businesses. As an example, Bank One was a strong driver of absolute Fund returns during the period. We sold the stock into market optimism following Bank One's announced acquisition by J P Morgan Chase, and did not hold it in the Fund at the end of the period. Beyond that, top contributors among Commercial Banks included Spain's Banco Santander Central Hispano, a stock we sold during the period, Royal Bank of Scotland and Japan's UFJ Holdings. For the Fund overall, the top contributor to absolute returns in the six-month period was Ace (Insurance), which has continued to benefit from the strength in insurance demand. The largest detractor from Fund returns was Merrill Lynch (Diversified Financials). We continue to hold Merrill Lynch and believe the stock trades at a discounted valuation despite financial returns in its underlying businesses approaching those of its peers.

WHAT IS YOUR OUTLOOK?

Among banks, current prices generally reflect the assumption that capital markets will remain perpetually strong. We are relatively favorably disposed to the British banks that have less capital markets exposure than other European banks, trade at attractive valuations and have strong dividend yields. Similarly, we like Australian banks, which trade at slight discounts to American banks and are beneficiaries of an economic tailwind supported by commodity exports. We have also increased our exposure to Japanese banks, as we believe they are less prone to the problematic effects of rising interest rates on bond portfolios.

Within the Insurance industry, premiums in the property business have stabilized, yet investment assets continue to grow rapidly and the stocks remain very reasonably priced. In addition, the Insurance industry overall tends to perform relatively better in a rising interest rate environment. Within the Diversified Financials sub-sector, we tend to alternatively favor lower beta asset managers and higher beta investment banks as opposed to custody banks and online brokers.

The Hartford Global Health Fund (subadvised by Wellington Management Company,
LLP)

PERFORMANCE OVERVIEW(3) 5/1/00 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                        GOLDMAN SACHS HEALTH CARE
                                                   GLOBAL HEALTH FUND             S&P 500 INDEX                   INDEX
                                                   ------------------             -------------         -------------------------
5/01/00                                                  9450.00                    10000.00                    10000.00
                                                         9620.00                     9795.00                    10274.00
                                                        11323.00                    10036.00                    11392.00
                                                        11503.00                     9879.00                    11007.00
                                                        12118.00                    10493.00                    11404.00
                                                        12923.00                     9939.00                    11907.00
10/00                                                   13112.00                     9897.00                    12194.00
                                                        13463.00                     9117.00                    12366.00
                                                        13965.00                     9162.00                    12814.00
                                                        13168.00                     9487.00                    11631.00
                                                        13128.00                     8623.00                    11576.00
                                                        12321.00                     8077.00                    10544.00
                                                        12980.00                     8704.00                    11004.00
                                                        13590.00                     8762.00                    11246.00
                                                        13678.00                     8549.00                    10963.00
                                                        13599.00                     8465.00                    11263.00
                                                        13392.00                     7936.00                    10975.00
                                                        12958.00                     7296.00                    10889.00
10/01                                                   13264.00                     7435.00                    10905.00
                                                        13987.00                     8006.00                    11488.00
                                                        14168.00                     8076.00                    11271.00
                                                        13765.00                     7958.00                    10969.00
                                                        13816.00                     7804.00                    10914.00
                                                        14188.00                     8098.00                    11051.00
                                                        13705.00                     7607.00                    10360.00
                                                        13283.00                     7551.00                    10158.00
                                                        12077.00                     7014.00                     9192.00
                                                        11756.00                     6467.00                     8991.00
                                                        11524.00                     6509.00                     9055.00
                                                        10831.00                     5803.00                     8572.00
10/02                                                   11485.00                     6313.00                     8969.00
                                                        12273.00                     6684.00                     9220.00
                                                        11674.00                     6292.00                     8901.00
                                                        11499.00                     6127.00                     8906.00
                                                        11117.00                     6035.00                     8752.00
                                                        11230.00                     6094.00                     9018.00
                                                        12211.00                     6595.00                     9434.00
                                                        13409.00                     6942.00                     9873.00
                                                        13718.00                     7031.00                    10297.00
                                                        13770.00                     7155.00                    10337.00
                                                        13637.00                     7295.00                    10111.00
                                                        13946.00                     7217.00                    10126.00
10/03                                                   14246.00                     7625.00                    10225.00
                                                        14594.00                     7692.00                    10410.00
                                                        15309.00                     8095.00                    10966.00
                                                        15880.00                     8244.00                    11288.00
                                                        15983.00                     8359.00                    11443.00
                                                        15807.00                     8233.00                    11112.00
4/04                                                    15953.00                     8103.00                    11508.00

    --- GLOBAL HEALTH FUND                     -- GOLDMAN SACHS HEALTH CARE INDEX
        $9,450  starting value                     $10,000 starting value
        $15,953 ending value                       $11,508 ending value

    --- S & P 500 INDEX
        $10,000 starting value
        $8,103  ending value

AVERAGE ANNUAL TOTAL RETURNS(2) (as of 4/30/04)

                   INCEPTION DATE   1 YEAR   SINCE INCEPTION
-----------------------------------------------------------------
Global Health
  A#.............     5/1/2000      30.62%       13.98%
-----------------------------------------------------------------
Global Health
  A##............     5/1/2000      23.42%       12.38%
-----------------------------------------------------------------
Global Health
  B#.............     5/1/2000      29.80%       13.15%
-----------------------------------------------------------------
Global Health
  B##............     5/1/2000      24.80%       12.63%
-----------------------------------------------------------------
Global Health
  C#.............     5/1/2000      29.78%       13.15%
-----------------------------------------------------------------
Global Health
  C##............     5/1/2000      27.48%       12.87%
-----------------------------------------------------------------
Global Health
  Y#.............     5/1/2000      31.31%       14.65%
-----------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

JOSEPH H. SCHWARTZ, CFA
Senior Vice President, Partner, Portfolio Coordinator, Global Industry Analyst

ROBERT L. DERESIEWICZ
Assistant Vice President, Global Industry Analyst

ANN C. GALLO
Senior Vice President, Partner, Global Industry Analyst

JEAN M. HYNES, CFA
Senior Vice President, Partner, Global Industry Analyst

KIRK J. MAYER, CFA
Vice President, Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Global Health Fund Class A, before sales charge, returned 11.98% for the six-month period ended April 30, 2004. The Fund underperformed the Goldman Sachs Health Index, which returned 12.55%, and the Lipper Health and Biotechnology Mutual Fund Average, which returned 13.8% over the period.

WHY DID THE FUND PERFORM THIS WAY?

During the period, global health care stocks were stronger than the broad market as the MSCI Health Care sector returned 11.7% versus the 8.7% return of the MSCI World Index. In a marked shift from much of 2003 when cyclical sectors outperformed, the environment over the last six months benefited more defensive areas of the market.

Sub-sector allocation contributed to the Fund's underperformance relative to the Goldman Sachs Health Care Index. The Fund's cash holdings (average 2.7% cash position over the period) slightly detracted from relative performance during the period of strong equity returns. In addition, the Fund was underweight the strong-performing Health Care Equipment & Supplies sub-sector. Security selection decisions were additive during the period. Stock selection was particularly strong within the Pharmaceuticals sub-sector. The Fund was overweight the Pharmaceuticals and Biotechnology sub-sectors on average versus the benchmark over the period.

The best absolute contributor within the portfolio during this time period was Elan (Biotechnology). Elan shares were up dramatically due to promising data for its multiple sclerosis drug Antegren. Other top absolute contributors included Aventis, a French biotechnology company that has been the subject of take-over bids, and Guidant (Health Care Equipment) which benefited from stronger-than-expected implantable defibrillator sales and a slower-than-expected decline in its bare metal stent sales. The greatest detractors within the Fund were Wyeth (Pharmaceuticals), which lost a diet drug court case and is appealing the verdict, and Amylin Pharmaceuticals (Biotechnology), which experienced competitive pressures across several key drug franchises. We continue to own Wyeth on the strength of their new drug pipeline. Amylin Pharmaceuticals was also still held in the Fund at the end of the period.

WHAT IS YOUR OUTLOOK?

Our pharmaceutical holdings are focused on companies with strong drug pipelines and favorable valuations. Driven by the combination of escalating drug costs and the passage of the Medicare Drug Benefit in 2003, the U.S. government will have a much greater influence over pharmaceutical prices over the next five years.

Within the medical devices sub-sector, several years of strong relative performance for medical technology stocks have left fewer stocks with attractive valuations, though fundamentals remain strong. Over the medium- to long-term, the most attractive area in the medical devices is cardiac, with cardiac rhythm management in particular growing at extraordinary rates.

Within the health care services sub-sector, we continue to favor drug distributors over other areas. We are less positive on the hospital industry due to industry-wide factors such as growing competition from ambulatory surgery centers, an increase in the number of uninsured patients, and negative trends among payers.

The Hartford Global Leaders Fund
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW(3) 9/30/98 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                    GLOBAL LEADERS FUND                  MSCI WORLD INDEX
                                                                    -------------------                  ----------------
9/30/98                                                                    9450.00                           10000.00
10/98                                                                     10697.00                           10906.00
                                                                          11482.00                           11556.00
                                                                          12320.00                           12122.00
                                                                          12932.00                           12389.00
                                                                          12572.00                           12061.00
                                                                          13176.00                           12565.00
                                                                          13478.00                           13062.00
                                                                          13011.00                           12587.00
                                                                          13878.00                           13176.00
                                                                          14072.00                           13138.00
                                                                          13995.00                           13117.00
                                                                          13800.00                           12991.00
10/99                                                                     14697.00                           13668.00
                                                                          15775.00                           14054.00
                                                                          18196.00                           15194.00
                                                                          17481.00                           14325.00
                                                                          19461.00                           14367.00
                                                                          19393.00                           15361.00
                                                                          18472.00                           14713.00
                                                                          17962.00                           14342.00
                                                                          18766.00                           14827.00
                                                                          18135.00                           14411.00
                                                                          19149.00                           14883.00
                                                                          18341.00                           14092.00
10/00                                                                     17287.00                           13858.00
                                                                          16263.00                           13019.00
                                                                          16870.00                           13231.00
                                                                          16870.00                           13488.00
                                                                          15319.00                           12349.00
                                                                          14265.00                           11540.00
                                                                          15370.00                           12397.00
                                                                          15052.00                           12243.00
                                                                          14764.00                           11861.00
                                                                          14395.00                           11704.00
                                                                          13598.00                           11145.00
                                                                          12412.00                           10164.00
10/01                                                                     12781.00                           10360.00
                                                                          13876.00                           10975.00
                                                                          13945.00                           11045.00
                                                                          13487.00                           10711.00
                                                                          13387.00                           10620.00
                                                                          13815.00                           11092.00
                                                                          13347.00                           10720.00
                                                                          13616.00                           10745.00
                                                                          12760.00                           10095.00
                                                                          11674.00                            9245.00
                                                                          11555.00                            9264.00
                                                                          10201.00                            8247.00
10/02                                                                     11167.00                            8857.00
                                                                          12153.00                            9337.00
                                                                          11087.00                            8886.00
                                                                          10838.00                            8617.00
                                                                          10578.00                            8470.00
                                                                          10429.00                            8447.00
                                                                          11595.00                            9201.00
                                                                          12292.00                            9732.00
                                                                          12581.00                            9904.00
                                                                          12891.00                           10108.00
                                                                          13249.00                           10328.00
                                                                          12890.00                           10393.00
10/03                                                                     13906.00                           11011.00
                                                                          14234.00                           11182.00
                                                                          14951.00                           11886.00
                                                                          15528.00                           12080.00
                                                                          16066.00                           12287.00
                                                                          16355.00                           12210.00
4/04                                                                      15727.00                           11967.00

    --- GLOBAL LEADERS FUND                    --- MSCI WORLD INDEX
        $9,450  starting value                     $10,000 starting value
        $15,727 ending value                       $11,967 ending value

AVERAGE ANNUAL TOTAL RETURNS(2) (as of 4/30/04)

                    INCEPTION                        SINCE
                      DATE      1 YEAR   5 YEARS   INCEPTION
-----------------------------------------------------------------
Global Leaders A#   9/30/1998   35.65%    3.14%      9.54%
-----------------------------------------------------------------
Global Leaders A##  9/30/1998   28.17%    1.98%      8.44%
-----------------------------------------------------------------
Global Leaders B#   9/30/1998   34.64%    2.40%      8.76%
-----------------------------------------------------------------
Global Leaders B##  9/30/1998   29.64%    2.03%      8.63%
-----------------------------------------------------------------
Global Leaders C#   9/30/1998   34.84%    2.45%      8.82%
-----------------------------------------------------------------
Global Leaders C##  9/30/1998   32.49%    2.25%      8.63%
-----------------------------------------------------------------
Global Leaders Y#   9/30/1998   36.38%    3.70%     10.13%
-----------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

ANDREW S. OFFIT, CFA
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Global Leaders Fund Class A, before sales charge, returned 13.11% for the six-month period ended April 30, 2004. The Fund outperformed the MSCI World benchmark return of 8.68% and the Lipper Global MF Average return of 7.9%.

WHY DID THE FUND PERFORM THIS WAY?

During the period, global equity markets, as measured by the MSCI World Index, modestly outperformed U.S. equity markets, as measured by the S&P 500 Index. The advance of global markets was broad based, with all developed markets but one (Finland) participating and all but one of the ten broad market sectors (Information Technology) registering positive returns. At the regional level, performance was strongest within Developed Continental Europe and Japan. Performance within the United States, Canada and Developed Asia ex Japan was less robust during the period, though positive nonetheless.

Our outperformance versus the benchmark was primarily driven by strong stock selection within the Health Care and Information Technology sectors. The three largest contributors to the Fund's absolute returns were all from these sectors:
Irish biotech company, Elan, Canadian technology hardware company, Research in Motion, and Finnish technology hardware company, Ericsson. Stock selection was also significantly positive in Financials, Consumer Staples and Materials.

These returns were offset somewhat by the Fund's stock selection in Consumer Discretionary and Energy. Three of the largest detractors from absolute returns were XM Satellite Radio, Alstom, and ASML.

We do not manage the Fund according to country weights but, instead, focus mainly on sector and stock weights. Nevertheless, countries and regions played a part in our outperformance for the period, as country allocation contributed to relative outperformance. The Fund's underweight in Japan and overweight in Ireland were beneficial and a fallout of bottom-up stock selection.

WHAT IS YOUR OUTLOOK?

We continue to be positioned for economic growth and are beginning to see many of the trends play out in stock price performance. Our focus will remain on intense bottom up research, stock and sector selection. Global economies have continued to turn up. Our large sector weights in Information Technology, Consumer Discretionary and Industrials are some of the strongest representatives of growth and are a result of our bottom-up research and stock analysis.

The Hartford Global Technology Fund
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW(3) 5/1/00 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                            GOLDMAN SACHS TECHNOLOGY
                                                 GLOBAL TECHNOLOGY FUND          COMPOSITE INDEX             S & P 500 INDEX
                                                 ----------------------     ------------------------         ---------------
5/1/00                                                   9450.00                    10000.00                    10000.00
                                                         8512.00                     8780.00                     9795.00
                                                         9812.00                     9860.00                    10036.00
                                                         9180.00                     9400.00                     9879.00
                                                        10425.00                    10623.00                    10493.00
                                                         8929.00                     8902.00                     9939.00
10/00                                                    8102.00                     8230.00                     9897.00
                                                         6146.00                     6346.00                     9117.00
                                                         5930.00                     5802.00                     9162.00
                                                         6868.00                     6754.00                     9487.00
                                                         5367.00                     4882.00                     8623.00
                                                         4626.00                     4204.00                     8077.00
                                                         5479.00                     5006.00                     8704.00
                                                         5217.00                     4807.00                     8762.00
                                                         5301.00                     4819.00                     8549.00
                                                         4954.00                     4476.00                     8465.00
                                                         4194.00                     3893.00                     7936.00
                                                         3265.00                     3106.00                     7296.00
10/01                                                    3762.00                     3605.00                     7435.00
                                                         4429.00                     4219.00                     8006.00
                                                         4588.00                     4144.00                     8076.00
                                                         4541.00                     4140.00                     7958.00
                                                         3978.00                     3587.00                     7804.00
                                                         4279.00                     3842.00                     8098.00
                                                         3763.00                     3372.00                     7607.00
                                                         3547.00                     3234.00                     7551.00
                                                         3181.00                     2777.00                     7014.00
                                                         2862.00                     2496.00                     6467.00
                                                         2824.00                     2463.00                     6509.00
                                                         2308.00                     2024.00                     5803.00
10/02                                                    2796.00                     2466.00                     6313.00
                                                         3284.00                     2897.00                     6684.00
                                                         2824.00                     2470.00                     6292.00
                                                         2871.00                     2448.00                     6127.00
                                                         2862.00                     2491.00                     6035.00
                                                         2852.00                     2463.00                     6094.00
                                                         3162.00                     2720.00                     6595.00
                                                         3509.00                     3024.00                     6942.00
                                                         3547.00                     3016.00                     7031.00
                                                         3744.00                     3189.00                     7155.00
                                                         3988.00                     3410.00                     7295.00
                                                         3941.00                     3360.00                     7217.00
10/03                                                    4391.00                     3688.00                     7625.00
                                                         4476.00                     3759.00                     7692.00
                                                         4523.00                     3817.00                     8095.00
                                                         4701.00                     3996.00                     8244.00
                                                         4645.00                     3883.00                     8359.00
                                                         4513.00                     3776.00                     8233.00
4/04                                                     4204.00                     3556.00                     8103.00

    --- GLOBAL TECHNOLOGY FUND             --- GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX
        $9,450 starting value                  $10,000 starting value
        $4,204 ending value                    $3,556  ending value

    -- S & P 500 INDEX
        $10,000 starting value
        $8,103  ending value

AVERAGE ANNUAL TOTAL RETURNS(2) (as of 4/30/04)

                 INCEPTION DATE   1 YEAR   SINCE INCEPTION
---------------------------------------------------------------
Global Tech
  A#...........     5/1/2000      32.94%       -18.33%
---------------------------------------------------------------
Global Tech
  A##..........     5/1/2000      25.49%       -19.48%
---------------------------------------------------------------
Global Tech
  B#...........     5/1/2000      32.22%       -18.93%
---------------------------------------------------------------
Global Tech
  B##..........     5/1/2000      27.22%       -19.54%
---------------------------------------------------------------
Global Tech
  C#...........     5/1/2000      32.22%       -18.93%
---------------------------------------------------------------
Global Tech
  C##..........     5/1/2000      29.90%       -19.13%
---------------------------------------------------------------
Global Tech
  Y#...........     5/1/2000      33.72%       -17.97%
---------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

SCOTT E. SIMPSON
Senior Vice President, Partner, Portfolio
Coordinator, Global Industry Analyst

JOHN F. AVERILL, CFA
Senior Vice President, Partner,
Global Industry Analyst

BRUCE L. GLAZER
Vice President, Global Industry Analyst

ANITA M. KILLIAN, CFA
Vice President, Global Industry Analyst

VIKRAM MURTHY
Assistant Vice President,
Global Industry Analyst

ERIC STROMQUIST
Senior Vice President, Partner,
Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Global Technology Fund Class A, before sales charge, returned -4.27% for the six-month period ended April 30, 2004. The Fund underperformed the Goldman Sachs Technology Index, which returned -3.58%, but slightly outperformed the Lipper Science and Technology Mutual Fund Average, which returned -4.4% over the period.

WHY DID THE FUND PERFORM THIS WAY?

Worried about valuation levels, investors have locked-in gains in the Technology sector in recent months. The pullback has been little surprise and is a healthy correction following strong gains, rather than a fundamentally driven sell-off.

Relative to its market benchmark, the Goldman Sachs Technology Composite Index, the Fund's fundamental, bottom-up stock selection was additive to performance, while sub-sector allocation decisions detracted from performance. Stock picking amongst semiconductor names was most beneficial, though this was largely offset by our overweight allocation to this area of the Technology sector. Semiconductor names generally underperformed the broader sector during the period, as the market looked to get ahead of a deceleration in sales growth. We believe that semiconductors continue to be one of the best growth areas for technology this year.

In terms of specific names, the greatest contributors to absolute return were Red Hat (Software), benefiting from greater investor focus on its open source software and operating system Linux, and Technology Hardware & Equipment holding Motorola. Following reported results, Motorola has one of the highest revenue growth rates in the Technology sector, driven by strength in the company's sales of wireless phones, wireless infrastructure and semiconductors. The greatest detractor from absolute Fund returns was disk drive manufacturer Maxtor, which reported lower earnings. We continued to hold the stock in the Fund at the end of the period.

WHAT IS YOUR OUTLOOK?

While we are still far from the heydays of 1999, tech business is generally good and improving every month. The consumer, who was largely responsible for last year's IT rebound, is still robust, with demand for PCs and digital consumer applications still very strong. A steady improvement in enterprise spending is finally being felt by technology companies and should accelerate as the year progresses. The Fund remains positioned to profit from the comeback of business spending in the IT sector. Our largest overweight is among the Semiconductor and Semiconductor Equipment area of the market. Throughout the sector, we continue to find attractive stocks, but stock selection will become increasingly critical. It is our belief that this sector will keep offering solid investment opportunities to long-term investors, although the opportunistic speculator may find it a difficult environment to second-guess.

The Hartford Growth Fund
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW(4,6) 4/30/94 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge
(LINE GRAPH)

                                                                        GROWTH FUND                 RUSSELL 1000 GROWTH INDEX
                                                                        -----------                 -------------------------
4/30/94                                                                   10362.00                           10859.00
                                                                           9859.00                           10511.00
                                                                           9819.00                           10688.00
                                                                           9889.00                           10916.00
                                                                          10167.00                           11373.00
                                                                          10512.00                           11705.00
                                                                          10535.00                           11962.00
                                                                          10860.00                           12379.00
                                                                          11641.00                           12857.00
                                                                          12245.00                           13392.00
                                                                          12320.00                           13406.00
                                                                          12334.00                           14024.00
10/95                                                                     12050.00                           14034.00
                                                                          12445.00                           14580.00
                                                                          11937.00                           14663.00
                                                                          12280.00                           15153.00
                                                                          12542.00                           15430.00
                                                                          12688.00                           15450.00
                                                                          13013.00                           15857.00
                                                                          13368.00                           16410.00
                                                                          13293.00                           16433.00
                                                                          12484.00                           15470.00
                                                                          12734.00                           15869.00
                                                                          13735.00                           17025.00
10/96                                                                     13874.00                           17127.00
                                                                          14625.00                           18413.00
                                                                          14153.00                           18052.00
                                                                          14789.00                           19317.00
                                                                          14448.00                           19186.00
                                                                          13687.00                           18148.00
                                                                          14199.00                           19353.00
                                                                          15543.00                           20750.00
                                                                          16147.00                           21581.00
                                                                          17616.00                           23488.00
                                                                          17137.00                           22114.00
                                                                          17937.00                           23202.00
10/97                                                                     17386.00                           22344.00
                                                                          17268.00                           23293.00
                                                                          17521.00                           23554.00
                                                                          17731.00                           24258.00
                                                                          19000.00                           26083.00
                                                                          20050.00                           27123.00
                                                                          20120.00                           27498.00
                                                                          19793.00                           26717.00
                                                                          20945.00                           28352.00
                                                                          20587.00                           28165.00
                                                                          17405.00                           23937.00
                                                                          18618.00                           25776.00
10/98                                                                     19547.00                           27848.00
                                                                          20683.00                           29967.00
                                                                          22714.00                           32670.00
                                                                          23797.00                           34588.00
                                                                          22914.00                           33007.00
                                                                          24092.00                           34747.00
                                                                          24450.00                           34792.00
                                                                          23945.00                           33724.00
                                                                          25039.00                           36084.00
                                                                          24628.00                           34937.00
                                                                          23997.00                           35506.00
                                                                          23566.00                           34761.00
10/99                                                                     25186.00                           37385.00
                                                                          26436.00                           39404.00
                                                                          30589.00                           43502.00
                                                                          29587.00                           41462.00
                                                                          32712.00                           43489.00
                                                                          32511.00                           46603.00
                                                                          29708.00                           44385.00
                                                                          28800.00                           42148.00
                                                                          29881.00                           45343.00
                                                                          29414.00                           43452.00
                                                                          31844.00                           47384.00
                                                                          31417.00                           42902.00
10/00                                                                     30162.00                           40872.00
                                                                          27352.00                           34848.00
                                                                          29075.00                           33747.00
                                                                          27747.00                           36079.00
                                                                          26451.00                           29952.00
                                                                          24727.00                           26694.00
                                                                          27637.00                           30070.00
                                                                          27716.00                           29628.00
                                                                          26862.00                           28941.00
                                                                          26040.00                           28217.00
                                                                          23858.00                           25909.00
                                                                          21755.00                           23323.00
10/01                                                                     22498.00                           24548.00
                                                                          24592.00                           26907.00
                                                                          24830.00                           26856.00
                                                                          24086.00                           26381.00
                                                                          23406.00                           25286.00
                                                                          24118.00                           26161.00
                                                                          22189.00                           24026.00
                                                                          21730.00                           23445.00
                                                                          19753.00                           21276.00
                                                                          18440.00                           20106.00
                                                                          18678.00                           20166.00
                                                                          17191.00                           18075.00
10/02                                                                     18820.00                           19732.00
                                                                          19895.00                           20804.00
                                                                          18678.00                           19366.00
                                                                          18266.00                           18896.00
                                                                          17950.00                           18809.00
                                                                          18551.00                           19159.00
                                                                          20117.00                           20574.00
                                                                          21097.00                           21601.00
                                                                          21588.00                           21899.00
                                                                          21936.00                           22444.00
                                                                          22394.00                           23003.00
                                                                          22331.00                           22757.00
10/03                                                                     24023.00                           24036.00
                                                                          24339.00                           24288.00
                                                                          24766.00                           25128.00
                                                                          25573.00                           25641.00
                                                                          25858.00                           25805.00
                                                                          25747.00                           25325.00
4/04                                                                      25415.00                           25031.00

    --- GROWTH FUND                            --- RUSSELL 1000 GROWTH INDEX
        $9,450  starting value                     $10,000 starting value
        $25,415 ending value                       $25,031 ending value

PORTFOLIO MANAGER

ANDREW J. SHILLING, CFA
Senior Vice President, Partner

AVERAGE ANNUAL TOTAL RETURNS(4,6) (as of 4/30/04)

            INCEPTION                                  SINCE
               DATE      1 YEAR   5 YEAR   10 YEAR   INCEPTION
-------------------------------------------------------------------
Growth A#     6/8/1949   26.34%    0.78%   10.40%     11.25%
-------------------------------------------------------------------
Growth A##    6/8/1949   19.39%   -0.35%    9.77%     11.13%
-------------------------------------------------------------------
Growth B#   11/14/1994   25.37%    0.06%    NA*        NA*
-------------------------------------------------------------------
Growth B##  11/14/1994   20.37%   -0.20%    NA*        NA*
-------------------------------------------------------------------
Growth C#   11/14/1994   25.37%    0.06%     NA        9.27%
-------------------------------------------------------------------
Growth C##  11/14/1994   23.12%   -0.34%     NA        9.15%
-------------------------------------------------------------------
Growth H#   11/14/1994   25.76%    0.13%    NA*        NA*
-------------------------------------------------------------------
Growth H##  11/14/1994   21.76%   -0.13%    NA*        NA*
-------------------------------------------------------------------
Growth L#     6/8/1949   26.74%    0.89%   10.46%     11.28%
-------------------------------------------------------------------
Growth L##    6/8/1949   20.69%   -0.09%    9.93%     11.18%
-------------------------------------------------------------------
Growth M#   11/14/1994   25.70%    0.13%    NA*        NA*
-------------------------------------------------------------------
Growth M##  11/14/1994   21.70%   -0.13%    NA*        NA*
-------------------------------------------------------------------
Growth N#   11/14/1994   25.70%    0.13%     NA        9.31%
-------------------------------------------------------------------
Growth N##  11/14/1994   24.70%    0.13%     NA        9.31%
-------------------------------------------------------------------
Growth Y#    2/19/2002   26.90%     NA       NA        3.91%
-------------------------------------------------------------------

  # Without sales charge
 ## With sales charge
NA Not Applicable
  * 10 year and inception returns are not applicable for Classes
    B, H and M because after 8 years Class B converts to Class A and Classes H and M convert to Class L.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Growth Fund Class A, before sales charge, returned 5.79% for the six-month period ended April 30, 2004, outperforming the 4.14% return of the Russell 1000 Growth Index, the Fund's benchmark, and the 2.4% return of the Lipper Large Cap Growth Funds Average.

WHY DID THE FUND PERFORM THIS WAY?

During the period, small and mid cap stocks outperformed large cap stocks, and value stocks outperformed growth stocks. Eight of the ten Russell 1000 Growth sectors posted positive returns, with Energy and Telecommunication Services far out in front. The Information Technology sector was a negative contributor to index performance.

In the Fund, however, strong security selection resulted in a positive contribution from the Software & Services area of the Information Technology sector. In particular, Symantec, First Data, and Yahoo! provided excellent returns. Other key individual contributors to performance were Apollo Group (Commercial Services & Supplies), Guidant (Health Care Equipment & Services) and eBay (Retailing). Apollo Group benefited from the secular trend of rising demand for higher education coupled with limited supply growth. Guidant rose significantly after announcing a co-promotion deal with Johnson & Johnson for Johnson & Johnson's Cypher stent. eBay benefited from its strong cash generating capabilities and its dominant market position.

Poor performing stocks were concentrated in the Technology & Hardware Equipment area of the Information Technology sector, and in the Consumer Discretionary sector. SeaGate Technology (Technology Hardware & Equipment) was a key detractor from performance. Despite strong prospective unit demand, worse than anticipated competitive dynamics led to disappointing pricing and margins. This position was eliminated from the portfolio as of period end. KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment), despite strong fundamentals, declined along with the rest of the Semiconductor sector.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2004?

Going forward, we anticipate continued strong economic and corporate profit growth. Fiscal and monetary policies remain extremely stimulative, which we expect will continue to be the case throughout the election year of 2004. Capital expenditures continue to trend positively and inventory building will be an additional positive factor influencing economic growth.

The addition of 308,000 new jobs in March indicates that the jobs situation, heretofore disappointing, is starting to show improvement. We expect that the Federal Reserve will increase short-term rates in response to continued economic growth. As the economy marches along at healthy levels, we believe that the coming later stages of the recovery will favor companies with strong organic growth. Our focus on identifying companies with these characteristics should position the Fund for success over the remainder of the calendar year.

The Hartford Growth Opportunities Fund
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW(4,6) 4/30/94 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge
(LINE GRAPH)

                                                                 GROWTH OPPORTUNITIES FUND          RUSSELL 3000 GROWTH INDEX
                                                                 -------------------------          -------------------------
4/30/94                                                                    9529.00                           10812.00
                                                                           9205.00                           10457.00
                                                                           9390.00                           10639.00
                                                                           9261.00                           10821.00
                                                                           9508.00                           11279.00
                                                                           9787.00                           11608.00
                                                                           9736.00                           11854.00
                                                                          10191.00                           12243.00
                                                                          11144.00                           12751.00
                                                                          11861.00                           13327.00
                                                                          12008.00                           13358.00
                                                                          12394.00                           13938.00
10/95                                                                     11971.00                           13875.00
                                                                          12155.00                           14422.00
                                                                          11784.00                           14528.00
                                                                          12005.00                           14953.00
                                                                          12534.00                           15267.00
                                                                          12449.00                           15314.00
                                                                          13071.00                           15795.00
                                                                          13433.00                           16374.00
                                                                          13207.00                           16279.00
                                                                          12017.00                           15218.00
                                                                          12499.00                           15682.00
                                                                          13643.00                           16789.00
10/96                                                                     13689.00                           16808.00
                                                                          14339.00                           17993.00
                                                                          13807.00                           17707.00
                                                                          14501.00                           18870.00
                                                                          13693.00                           18647.00
                                                                          12740.00                           17611.00
                                                                          12863.00                           18660.00
                                                                          14292.00                           20125.00
                                                                          14884.00                           20920.00
                                                                          16389.00                           22696.00
                                                                          15875.00                           21554.00
                                                                          16717.00                           22684.00
10/97                                                                     15981.00                           21790.00
                                                                          15849.00                           22566.00
                                                                          15705.00                           22796.00
                                                                          15466.00                           23382.00
                                                                          16844.00                           25168.00
                                                                          17702.00                           26178.00
                                                                          17811.00                           26520.00
                                                                          17382.00                           25659.00
                                                                          18312.00                           27113.00
                                                                          17392.00                           26750.00
                                                                          14194.00                           22558.00
                                                                          15304.00                           24334.00
10/98                                                                     16024.00                           26237.00
                                                                          16629.00                           28236.00
                                                                          18685.00                           30783.00
                                                                          19265.00                           32559.00
                                                                          17775.00                           30960.00
                                                                          18710.00                           32555.00
                                                                          18723.00                           32792.00
                                                                          18226.00                           31864.00
                                                                          19556.00                           34053.00
                                                                          19517.00                           32974.00
                                                                          19859.00                           33383.00
                                                                          19949.00                           32772.00
10/99                                                                     21388.00                           35131.00
                                                                          23872.00                           37148.00
                                                                          28712.00                           41193.00
                                                                          28330.00                           39373.00
                                                                          36656.00                           41833.00
                                                                          33241.00                           44201.00
                                                                          30408.00                           41929.00
                                                                          28545.00                           39711.00
                                                                          32883.00                           42860.00
                                                                          31848.00                           40940.00
                                                                          36179.00                           44686.00
                                                                          36211.00                           40593.00
10/00                                                                     33066.00                           38575.00
                                                                          26711.00                           32801.00
                                                                          29709.00                           31958.00
                                                                          29184.00                           34192.00
                                                                          25424.00                           28464.00
                                                                          22601.00                           25404.00
                                                                          24734.00                           28611.00
                                                                          24517.00                           28270.00
                                                                          24466.00                           27724.00
                                                                          23889.00                           26915.00
                                                                          22272.00                           24748.00
                                                                          18831.00                           22174.00
10/01                                                                     19789.00                           23398.00
                                                                          21777.00                           25626.00
                                                                          22547.00                           25685.00
                                                                          22308.00                           25200.00
                                                                          20965.00                           24113.00
                                                                          22068.00                           25030.00
                                                                          20975.00                           23090.00
                                                                          20705.00                           22473.00
                                                                          18383.00                           20406.00
                                                                          16582.00                           19145.00
                                                                          16187.00                           19198.00
                                                                          14896.00                           17244.00
10/02                                                                     15937.00                           18780.00
                                                                          17384.00                           19853.00
                                                                          16135.00                           18481.00
                                                                          15916.00                           18028.00
                                                                          15698.00                           17920.00
                                                                          16135.00                           18250.00
                                                                          17603.00                           19622.00
                                                                          18966.00                           20680.00
                                                                          19518.00                           20971.00
                                                                          19705.00                           21567.00
                                                                          20590.00                           22147.00
                                                                          20319.00                           21886.00
10/03                                                                     22120.00                           23164.00
                                                                          22859.00                           23444.00
                                                                          23172.00                           24201.00
                                                                          23879.00                           24752.00
                                                                          24223.00                           24894.00
                                                                          24400.00                           24475.00
4/04                                                                      23671.00                           24118.00

    --- GROWTH OPPORTUNITIES FUND              --- RUSSELL 3000 GROWTH INDEX
        $9,450  starting value                     $10,000 starting value
        $23,671 ending value                       $24,118 ending value

PORTFOLIO MANAGER

MICHAEL T. CARMEN, CFA
Senior Vice President, Partner

AVERAGE ANNUAL TOTAL RETURNS(4,5) (as of 4/30/04)

                INCEPTION      1        5      10       SINCE
                   DATE       YEAR    YEAR    YEAR    INCEPTION
--------------------------------------------------------------------
Growth Opp A#    3/31/1963   34.48%   4.80%   9.62%    12.84%
--------------------------------------------------------------------
Growth Opp A##   3/31/1963   27.11%   3.62%   9.00%    12.69%
--------------------------------------------------------------------
Growth Opp B#   11/14/1994   33.60%   4.07%    NA*      NA*
--------------------------------------------------------------------
Growth Opp B##  11/14/1994   28.60%   3.82%    NA*      NA*
--------------------------------------------------------------------
Growth Opp C#   11/14/1994   33.60%   4.07%    NA       9.46%
--------------------------------------------------------------------
Growth Opp C##  11/14/1994   31.26%   3.69%    NA       9.34%
--------------------------------------------------------------------
Growth Opp H#   11/14/1994   33.95%   4.16%    NA*      NA*
--------------------------------------------------------------------
Growth Opp H##  11/14/1994   29.95%   3.91%    NA*      NA*
--------------------------------------------------------------------
Growth Opp L#    3/31/1963   34.89%   4.94%   9.69%    12.86%
--------------------------------------------------------------------
Growth Opp L##   3/31/1963   28.45%   3.92%   9.16%    12.73%
--------------------------------------------------------------------
Growth Opp M#   11/14/1994   33.93%   4.16%    NA*      NA*
--------------------------------------------------------------------
Growth Opp M##  11/14/1994   29.93%   3.91%    NA*      NA*
--------------------------------------------------------------------
Growth Opp N#   11/14/1994   33.93%   4.16%    NA       9.52%
--------------------------------------------------------------------
Growth Opp N##  11/14/1994   32.93%   4.16%    NA       9.52%
--------------------------------------------------------------------
Growth Opp Y#    2/19/2002   35.18%    NA      NA       5.75%
--------------------------------------------------------------------
Growth Opp Z#     3/1/1996   35.32%   5.26%    NA       8.76%
--------------------------------------------------------------------

  # Without sales charge
 ## With sales charge
NA Not Applicable
  * 10 year and inception returns are not applicable for Classes
    B, H and M because after 8 years Class B converts to Class A and Classes H and M convert to Class L.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Growth Opportunities Fund Class A, before sales charge, returned 7.01% for the six-month period ended April 30, 2004. The Fund's return exceeded both the 4.12% return of the Russell 3000 Growth Index and the 2.5% return of the Lipper Multi-Cap Growth Mutual Fund Average for the same period.

WHY DID THE FUND PERFORM THIS WAY?

Two distinct market environments characterized the six months ended April 30, 2004. From November through February, markets rose on strong earnings news and an improving employment picture. Starting in March, however, stocks fell amid concerns that earnings growth would slow, inflation and interest rates would rise, and oil prices would remain high. In this turbulent environment, the Fund outperformed its benchmark and peers by maintaining its focus on stock selection. Sector allocation, which is a residual of the stock selection process, was a modest drag during the period. Stock selection was particularly strong in Health Care, Consumer Discretionary, Information Technology, and Industrials. Two of the top three contributors to absolute performance, Red Hat and Au Optronics, were in the Information Technology sector, while the Industrials sector, led by Apollo Group and Sirva, had three top contributors. The largest detractors from performance during the period were Ryanair (Industrials), Asyst Technologies (Information Technology), and ON Semiconductor (Information Technology).

WHAT IS YOUR OUTLOOK?

Recent declines notwithstanding, we continue to believe equity markets will trend higher in 2004, although at a slower pace than in 2003. The market's current concerns with interest rates is likely anticipatory and will fade as the increases actually take place. Recently we have increased the Fund's Information Technology exposure as valuations have fallen while earnings remain strong. This comes at the expense of Health Care, where we have decreased the Fund's exposure, as we believe many of these stocks have reached their peak valuations.

At 18.1x earnings for the Russell 3000 Growth, equities are not cheap by historical standards. This is mitigated to some extent by continued strong earnings growth as the economy improves and companies enjoy the benefits of cost cuts undertaken during the downturn. Companies held in the Fund have grown earnings by nearly 25% annually over the last five years and are projected to grow at an 18.4% rate going forward, while trading at 18.2x earnings. This represents significantly higher earnings growth than the benchmark with a similar valuation posture. This exposure to earnings growth, combined with our more cyclical positioning and a reasonable valuation, should benefit Fund shareholders going forward, should markets move higher in 2004.

The Hartford High Yield Fund
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW(3) 9/30/98 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge
(LINE GRAPH)

                                                                                                  LEHMAN BROTHERS CORPORATE HIGH
                                                                      HIGH YIELD FUND                      YIELD INDEX
                                                                      ---------------             ------------------------------
9/30/98                                                                    9550.00                           10000.00
10/98                                                                      9529.00                            9795.00
                                                                           9857.00                           10201.00
                                                                           9869.00                           10213.00
                                                                          10017.00                           10364.00
                                                                          10008.00                           10303.00
                                                                          10138.00                           10401.00
                                                                          10326.00                           10602.00
                                                                          10124.00                           10459.00
                                                                          10114.00                           10437.00
                                                                          10103.00                           10479.00
                                                                          10027.00                           10363.00
                                                                           9987.00                           10288.00
10/99                                                                     10040.00                           10220.00
                                                                          10168.00                           10341.00
                                                                          10211.00                           10457.00
                                                                          10120.00                           10412.00
                                                                          10106.00                           10431.00
                                                                          10010.00                           10212.00
                                                                          10049.00                           10229.00
                                                                           9913.00                           10123.00
                                                                          10173.00                           10330.00
                                                                          10280.00                           10408.00
                                                                          10424.00                           10479.00
                                                                          10359.00                           10388.00
10/00                                                                     10175.00                           10056.00
                                                                           9921.00                            9657.00
                                                                          10274.00                            9844.00
                                                                          10957.00                           10581.00
                                                                          11014.00                           10722.00
                                                                          10764.00                           10469.00
                                                                          10624.00                           10339.00
                                                                          10689.00                           10525.00
                                                                          10339.00                           10230.00
                                                                          10497.00                           10381.00
                                                                          10586.00                           10503.00
                                                                           9961.00                            9797.00
10/01                                                                     10358.00                           10039.00
                                                                          10686.00                           10406.00
                                                                          10570.00                           10363.00
                                                                          10464.00                           10436.00
                                                                          10109.00                           10290.00
                                                                          10215.00                           10538.00
                                                                          10314.00                           10702.00
                                                                          10209.00                           10646.00
                                                                           9641.00                            9862.00
                                                                           9193.00                            9431.00
                                                                           9308.00                            9700.00
                                                                           9076.00                            9572.00
10/02                                                                      9097.00                            9489.00
                                                                           9660.00                           10077.00
                                                                           9759.00                           10218.00
                                                                          10006.00                           10558.00
                                                                          10197.00                           10688.00
                                                                          10377.00                           10996.00
                                                                          10921.00                           11648.00
                                                                          11103.00                           11768.00
                                                                          11332.00                           12107.00
                                                                          11054.00                           11974.00
                                                                          11155.00                           12112.00
                                                                          11501.00                           12442.00
10/03                                                                     11707.00                           12694.00
                                                                          11859.00                           12886.00
                                                                          12130.00                           13178.00
                                                                          12265.00                           13429.00
                                                                          12233.00                           13396.00
                                                                          12270.00                           13487.00
4/04                                                                      12097.00                           13395.00

    --- HIGH YIELD FUND                    --- LEHMAN BROTHERS CORPORATE HIGH YIELD INDEX
        $9,550  starting value                 $10,000 starting value
        $12,097 ending value                   $13,395 ending value

AVERAGE ANNUAL TOTAL RETURNS(2) (as of 4/30/04)

                INCEPTION                       SINCE
                  DATE      1 YEAR   5 YEAR   INCEPTION
------------------------------------------------------------
High Yield A#   9/30/1998   10.77%   3.22%      4.32%
------------------------------------------------------------
High Yield A##  9/30/1998    5.81%   2.27%      3.47%
------------------------------------------------------------
High Yield B#   9/30/1998    9.85%   2.46%      3.57%
------------------------------------------------------------
High Yield B##  9/30/1998    4.85%   2.18%      3.45%
------------------------------------------------------------
High Yield C#   9/30/1998    9.89%   2.49%      3.60%
------------------------------------------------------------
High Yield C##  9/30/1998    7.79%   2.30%      3.41%
------------------------------------------------------------
High Yield Y#   9/30/1998   11.32%   3.62%      4.75%
------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGERS

DAVID HILLMEYER, CFA
Vice President

CHRISTINE MOZONSKI, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2004, The Hartford High Yield Fund Class A placed in the 4th quartile with a total return, before sales charge, of 3.33% versus a return of 5.04% for the Lipper peer group and 5.52% for the Lehman Corporate High Yield Index.

The primary objective of The Hartford High Yield Fund is to provide current income by investing in non-investment grade debt securities. Growth of capital is a secondary objective. As of April 30, 2004, the SEC yield for this Fund's Class A shares is 5.14%.

WHY DID THE FUND PERFORM THIS WAY?

The year 2003 was recorded as the second best in performance for the high yield market. Leading the way of performance were the lower rated securities, "CCC" and "CC". The Fund, however, was at the maximum allowable investment for the lower rated bonds (by the prospectus), resulting in a drag on performance. In 2004, indicators pointed to a strengthening economy and the likelihood of an increase in interest rates. We moved down the quality range to "B" rated securities to further distance the portfolio from interest rate sensitivity and expose the Fund to companies that would directly benefit from improving domestic and global demand for cyclical products, such as the paper sector. The market, however, rewarded higher rated securities. The Fund was negatively impacted by our holdings in the wireline sector, including Qwest Communications, and in utilities, including Calpine, an independent power producer. While Level 3 Communications was a top performer at the end of 2003, it had negative performance in 2004. The Fund was also negatively impacted by the portfolio's overweight to newsprint producers and underweight to lumber manufacturers in 2004. We remain committed to cyclical issuers, namely paper, chemicals and metals, and will reevaluate such holdings prior to second quarter earnings releases. The Fund benefited from weighting in the technology sector with Lucent Technology and Nortel Network. Lucent Technology moved higher upon announcing that the company posted two consecutive profitable quarters. The portfolio was also positioned to take advantage of a rise in Nortel Network's equity by owning a convertible security. The Fund further benefited from owning securities in the pipeline sector

WHAT IS YOUR OUTLOOK?

The payroll numbers confirm a recovery is underway. The Treasury market's response to April 2nd payroll data information was dramatic with the 10 year Treasury experiencing its seventh largest single day move since 1985. This also led the more interest rate sensitive sector of "BB's" to dramatically underperform the broader market. As a result, we are continuing to reduce the interest rate sensitivity of the portfolio to rising interest rates by purchasing shorter yield to call paper and moving down in quality in those sectors that typically experience a higher correlation to changes in interest rates, such as gaming. We anticipate treasury rates to continue to migrate higher. In this rising rate environment, we remain constructive on high yield versus other fixed income asset classes. The sector's strong excess returns produced year-to-date are supported by a stronger than expected first quarter earnings season, optimism for second quarter and the resultant strengthening of corporate balance sheets

At this point we are actively moving out of select "BB" names with the intention of purchasing like industries, but lower rated, to reduce the interest rate sensitivity of the portfolio further. We anticipate that lower rated credits should continue to generate returns in excess of higher quality issuers in this current environment.

We are cautious, though, of fundamental revaluations of several sectors within the high yield market and as a result, are re-evaluating our exposure to the larger capitalized higher risk issuers, taking opportunities to more broadly diversify those sectors. In addition, as concern regarding China's monetary tightening efforts to slow its economy began to eat away at performance in the last days of April, we will continue to keep a close eye on China's policies.

The Hartford Income Fund
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW(3) 10/31/02 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                              LEHMAN BROTHERS U.S. AGGREGATE BOND
                                                                     INCOME FUND                             INDEX
                                                                     -----------              -----------------------------------
10/31/02                                                                9550.00                            10000.00
                                                                        9663.00                             9997.00
                                                                        9821.00                            10204.00
                                                                        9885.00                            10213.00
                                                                       10046.00                            10354.00
                                                                       10100.00                            10346.00
                                                                       10316.00                            10432.00
                                                                       10461.00                            10626.00
                                                                       10542.00                            10604.00
                                                                       10195.00                            10248.00
                                                                       10274.00                            10316.00
                                                                       10564.00                            10589.00
10/03                                                                  10581.00                            10491.00
                                                                       10637.00                            10516.00
                                                                       10805.00                            10623.00
                                                                       10896.00                            10708.00
                                                                       10996.00                            10824.00
                                                                       11082.00                            10905.00
4/04                                                                   10790.00                            10621.00

    --- INCOME FUND                        --- LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX
        $9,550  starting value                 $10,000 starting value
        $10,790 ending value                   $10,621 ending value

AVERAGE ANNUAL TOTAL RETURNS(2) (as of 4/30/04)

            INCEPTION DATE   1 YEAR   SINCE INCEPTION
----------------------------------------------------------
Income A#     10/31/2002      4.60%        8.47%
----------------------------------------------------------
Income A##    10/31/2002     -0.14%        5.20%
----------------------------------------------------------
Income B#     10/31/2002      3.96%        7.78%
----------------------------------------------------------
Income B##    10/31/2002     -1.03%        5.19%
----------------------------------------------------------
Income C#     10/31/2002      4.16%        7.91%
----------------------------------------------------------
Income C##    10/31/2002      2.12%        7.20%
----------------------------------------------------------
Income Y#     11/28/2003       NA          1.65%
----------------------------------------------------------

  # Without sales charge
 ## With sales charge
NA Not Applicable

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Managing Director

EDWARD VAIMBERG
Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2004, The Hartford Income Fund Class A placed in the 2nd quartile with a total return, before sales charge, of 1.97% versus a return of 1.77% for the Lipper peer group and 1.25% for the Lehman Brothers U.S. Aggregate Bond Index.

The primary objective of The Hartford Income Fund is to provide a high level of current income. Capital appreciation is a secondary objective. As of April 30, 2004, the SEC yield for this Fund's Class A shares is 4.52%.

WHY DID THE FUND PERFORM THIS WAY?

The Fund has been positioned to benefit from a recovery in the U.S. economy, which is now well underway. Significant holdings in U.S. corporate debt and other higher yielding products have contributed both incremental income and capital appreciation. The U.S. high yield market experienced one of its strongest years on record, reflecting a reduction in the default rate and improvements in the business prospects of its issuers. In 2003, the Fund benefited from selected positions in non-dollar, emerging market and commercial mortgage-backed securities. In the first quarter of 2004, the fixed income markets reacted to concerns about the sustainability of the economic recovery despite a number of key indicators that pointed to economic growth. These included improved corporate balance sheets, strong housing data, increasing inflationary pressures and strong returns in sectors that perform well in inflationary periods. During this time, the Fund benefited from holdings in U.S. Treasuries -- both nominal and Treasury Inflation Protected Securities (TIPS), high yield and investment grade corporate bonds, and mortgage-backed securities. We introduced an allocation to TIPS in early 2004 to take advantage of the seasonal increase in inflation that typically results at this time of year. Security selection continued to add value. In the investment-grade corporate sector, for example, our holdings performed well due to our industry allocation at the "BBB" level. Also, within the high yield universe, most of the holdings were "BB", which materially outperformed lower rated issues in 2004. Names that added the most yield during this period were Calpine Canada Energy, Americredit Automobile Receivables Trust, and the Republic of Venezuela.

WHAT IS YOUR OUTLOOK?

Concerns over the pace of economic growth abated with the March non-farm payroll numbers released on April 2nd. We expect the economy to continue to gain strength. Core inflation is likely to remain relatively low in the near-term, but pipeline pressures are building. Increases in the Federal Funds rate are likely, and bond yields have the potential to rise further. In this environment, we will continue to monitor duration closely, as well as the potential for wider spreads in the corporate sector. We expect, however, to continue to have significant positions in corporate bonds, because firms have demonstrated ongoing improvements in free cash flow, liquidity, and other measures of corporate health. We are less bullish on the outlook for foreign currencies relative to the U.S. dollar, following signs of better growth prospects in the U.S. relative to foreign economies. We expect, though, to continue to invest selectively in non-dollar markets that have good fundamentals and attractive yields. More generally, we will continue to look for opportunities to further diversify the Fund's sector allocation as attractive situations arise.

The Hartford Inflation Plus Fund
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW(3) 10/31/02 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                    INFLATION PLUS FUND          LEHMAN BROTHERS U.S. TIPS INDEX
                                                                    -------------------          -------------------------------
10/31/02                                                                   9550.00                           10000.00
                                                                           9527.00                            9993.00
                                                                           9841.00                           10329.00
                                                                           9889.00                           10406.00
                                                                          10244.00                           10796.00
                                                                          10082.00                           10622.00
                                                                          10036.00                           10594.00
                                                                          10507.00                           11096.00
                                                                          10406.00                           10983.00
                                                                           9920.00                           10476.00
                                                                          10071.00                           10663.00
                                                                          10389.00                           11016.00
10/31/03                                                                  10411.00                           11075.00
                                                                          10410.00                           11082.00
                                                                          10499.00                           11195.00
                                                                          10608.00                           11324.00
                                                                          10841.00                           11585.00
                                                                          11002.00                           11771.00
4/30/04                                                                   10487.00                           11200.00

    --- INFLATION PLUS FUND                    --- LEHMAN BROTHERS U.S. TIPS INDEX
        $9,550  starting value                     $10,000 starting value
        $10,487 ending value                       $11,200 ending value

AVERAGE ANNUAL RETURNS(2) (as of 4/30/04)

                    INCEPTION DATE   1 YEAR   SINCE INCEPTION
------------------------------------------------------------------
Inflation Plus A#     10/31/2002      4.50%        6.44%
------------------------------------------------------------------
Inflation Plus A##    10/31/2002     -0.23%        3.24%
------------------------------------------------------------------
Inflation Plus B#     10/31/2002      3.76%        5.73%
------------------------------------------------------------------
Inflation Plus B##    10/31/2002     -1.24%        3.12%
------------------------------------------------------------------
Inflation Plus C#     10/31/2002      3.76%        5.73%
------------------------------------------------------------------
Inflation Plus C##    10/31/2002      1.72%        5.03%
------------------------------------------------------------------
Inflation Plus Y#     11/28/2003       NA          0.86%
------------------------------------------------------------------

  # Without sales charge
 ## With sales charge
NA Not Applicable

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Managing Director

TIMOTHY WILHIDE
Senior Vice President

--------------------------------------------------------------------------------

INFLATION PLUS FUND

For the six-month period ended April 30, 2004, The Hartford Inflation Plus Fund Class A placed in the 3rd quartile with a total return, before sales charge, of 0.73% versus a return of 0.80% for the Lipper peer group and 1.12% for the Lehman Brothers U.S. TIPS Index.

WHY DID THE FUND PERFORM THIS WAY?

Over much of the past six months, the market acted with concern about the lack of employment growth in spite of data indicating an economic recovery. Real rates declined as the market discounted a pause in economic growth and as a result, the Fund experienced price volatility. The Fund was positioned for a decline in real rates and performed in line with the TIPS market. The April 2nd announcement of the March non-farm payroll increasing by 308,000 caused the seventh largest move for 10 year Treasuries in almost 20 years. With the March payroll announcement, inflation fears began in earnest and the market began to anticipate a rise in rates by the Fed. Rates increased steeply and TIPS have outperformed Treasuries on a total return basis for the month of April. Over the past six months, the Fund was underweight the shortest and longest maturities in the Index, concentrating on the middle maturities. We view the middle maturities as offering the most relative value and liquidity.

During the past six months, the Fund sold out of the floating rate securities holdings and subsequently purchased two new attractively priced Credit Inflation Protected Securities issues: FNMA and Sallie Mae. They both offer yield opportunities and inflation protection.

WHAT IS YOUR OUTLOOK?

Rates appear to be reversing course, increasing in response to the March payroll and purchasing managers' reports offering new evidence of a strong economy. Upward pressure on commodities appears likely to continue, boding well for TIPS. In addition, interest from pension plan sponsors and consultants suggest strong and growing demand for this asset class. We expect higher rates and so are positioned short of the index in duration. We continue to evaluate other asset classes, including foreign issued inflation protected securities, and corporate inflation protected securities and will diversify into them as opportunities present themselves.

The Hartford International Capital Appreciation Fund
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW(3) 4/30/01 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                 INTERNATIONAL CAP APP FUND                 MSCI EAFE
                                                                 --------------------------                 ---------
4/30/01                                                                    9450.00                           10000.00
                                                                           8836.00                            9655.00
                                                                           8411.00                            9264.00
                                                                           8297.00                            9096.00
                                                                           7825.00                            8868.00
                                                                           6861.00                            7971.00
10/01                                                                      7201.00                            8175.00
                                                                           7816.00                            8477.00
                                                                           8024.00                            8528.00
                                                                           7703.00                            8076.00
                                                                           7835.00                            8133.00
                                                                           8223.00                            8616.00
                                                                           8081.00                            8639.00
                                                                           8148.00                            8756.00
                                                                           7770.00                            8411.00
                                                                           7004.00                            7582.00
                                                                           6882.00                            7566.00
                                                                           6069.00                            6756.00
10/02                                                                      6551.00                            7120.00
                                                                           7156.00                            7443.00
                                                                           6520.00                            7194.00
                                                                           6577.00                            6894.00
                                                                           6426.00                            6736.00
                                                                           6236.00                            6609.00
                                                                           6993.00                            7265.00
                                                                           7608.00                            7711.00
                                                                           7798.00                            7902.00
                                                                           8034.00                            8095.00
                                                                           8384.00                            8291.00
                                                                           8404.00                            8548.00
10/03                                                                      9104.00                            9082.00
                                                                           9211.00                            9285.00
                                                                           9716.00                           10011.00
                                                                          10087.00                           10153.00
                                                                          10553.00                           10390.00
                                                                          10800.00                           10452.00
04/04                                                                     10286.00                           10224.00

    --- INTERNATIONAL CAP APP FUND             --- MSCI EAFE
        $9,450  starting value                     $10,000 starting value
        $10,286 ending value                       $10,224 ending value

AVERAGE ANNUAL TOTAL RETURNS(2) (as of 4/30/04)

                   INCEPTION DATE   1 YEAR   SINCE INCEPTION
-----------------------------------------------------------------
Int'l Cap App
  A#.............    4/30/2001      47.08%        2.85%
-----------------------------------------------------------------
Int'l Cap App
  A##............    4/30/2001      39.00%        0.94%
-----------------------------------------------------------------
Int'l Cap App
  B#.............    4/30/2001      45.88%        2.12%
-----------------------------------------------------------------
Int'l Cap App
  B##............    4/30/2001      40.88%        1.15%
-----------------------------------------------------------------
Int'l Cap App
  C#.............    4/30/2001      46.02%        2.15%
-----------------------------------------------------------------
Int'l Cap App
  C##............    4/30/2001      43.56%        1.81%
-----------------------------------------------------------------
Int'l Cap App
  Y#.............    4/30/2001      47.64%        3.32%
-----------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

ANDREW S. OFFIT, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford International Capital Appreciation Fund Class A, before sales charge, returned 12.99% for the six-month period ended April 30, 2004. The Fund outperformed its MSCI EAFE benchmark, which returned 12.58%, as well as its Lipper International MF Average peer group, which returned 10.5% for the period.

WHY DID THE FUND PERFORM THIS WAY?

During the period, international equity markets, as measured by the MSCI EAFE Index, outperformed U.S. equity markets, as measured by the S&P 500 Index. The advance of international markets was broad based, with all developed markets but one (Finland) participating in the advance and all ten broad market sectors registering positive returns.

Our outperformance versus the benchmark was primarily driven by strong stock selection within the Health Care and Information Technology sectors. The three largest contributors to the Fund's absolute return were all from these two sectors: Irish biotech company, Elan, Canadian technology hardware company, Research in Motion, and Finnish technology hardware company, Ericsson.

These results were offset somewhat by the Fund's stock selection in Consumer Discretionary, Energy, and Consumer Staples. Three of the largest detractors from absolute returns were Alstom, Lastminute.com, and UMC Japan.

We do not manage the Fund according to country weights but, instead, focus mainly on sector and stock weights. Nevertheless, countries and regions played a part in our outperformance for the period, as country allocation contributed to relative outperformance. The Fund's underweight in Japan and overweight in Canada were beneficial and a fallout of bottom-up stock selection.

WHAT IS YOUR OUTLOOK?

We continue to be positioned for economic growth and focused on companies that have improving prospects, or where fundamentals are better than generally believed. For many of the companies we follow, time is on their side. With each passing quarter, business conditions slowly improve and comparisons get easier. By remaining in growth companies and in sectors that have "time on their side," we have been able to continue to benefit from the strong market conditions, rather than trying to jump in and out of specific sectors or countries that were having a short-term run. Thus, we feel that we remain in a very good position going forward and do not expect to have to make significant changes to the Fund. Our process will remain the same regardless: collaborative research with our global and regional analysts, frequent meetings with company managements, a strong focus on stock-picking, and an emphasis on growth. Our goal is to continue to show that this is effective and can generate sustainable results.

The Hartford International Opportunities Fund
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW(3) 7/22/96 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                INTERNATIONAL OPPORTUNITIES       MSCI AC WORLD FREE EX US INDEX
                                                                ---------------------------       ------------------------------
7/22/96                                                                    9450.00                           10000.00
                                                                           9469.00                            9668.00
                                                                           9507.00                            9724.00
                                                                           9658.00                            9966.00
10/96                                                                      9686.00                            9866.00
                                                                          10131.00                           10246.00
                                                                          10220.00                           10128.00
                                                                          10114.00                            9942.00
                                                                          10172.00                           10124.00
                                                                          10172.00                           10103.00
                                                                          10115.00                           10188.00
                                                                          10706.00                           10817.00
                                                                          11162.00                           11414.00
                                                                          11487.00                           11645.00
                                                                          10723.00                           10729.00
                                                                          11276.00                           11309.00
10/97                                                                     10483.00                           10346.00
                                                                          10349.00                           10217.00
                                                                          10305.00                           10335.00
                                                                          10451.00                           10644.00
                                                                          11123.00                           11354.00
                                                                          11620.00                           11746.00
                                                                          11864.00                           11830.00
                                                                          11932.00                           11616.00
                                                                          11951.00                           11572.00
                                                                          12059.00                           11682.00
                                                                          10344.00                           10035.00
                                                                          10022.00                            9823.00
10/98                                                                     10675.00                           10852.00
                                                                          11288.00                           11435.00
                                                                          11595.00                           11829.00
                                                                          11936.00                           11816.00
                                                                          11663.00                           11552.00
                                                                          12287.00                           12109.00
                                                                          12745.00                           12715.00
                                                                          12209.00                           12118.00
                                                                          12781.00                           12675.00
                                                                          13103.00                           12972.00
                                                                          13112.00                           13017.00
                                                                          13191.00                           13105.00
10/99                                                                     13630.00                           13593.00
                                                                          14440.00                           14136.00
                                                                          16131.00                           15485.00
                                                                          15273.00                           14644.00
                                                                          16308.00                           15040.00
                                                                          16225.00                           15606.00
                                                                          15378.00                           14735.00
                                                                          14782.00                           14358.00
                                                                          15335.00                           14969.00
                                                                          14873.00                           14378.00
                                                                          15083.00                           14556.00
                                                                          14327.00                           13749.00
10/00                                                                     13687.00                           13312.00
                                                                          13103.00                           12715.00
                                                                          13631.00                           13149.00
                                                                          13708.00                           13346.00
                                                                          12629.00                           12289.00
                                                                          11759.00                           11421.00
                                                                          12617.00                           12197.00
                                                                          12155.00                           11861.00
                                                                          11782.00                           11406.00
                                                                          11517.00                           11152.00
                                                                          11186.00                           10875.00
                                                                          10030.00                            9721.00
10/01                                                                     10283.00                            9994.00
                                                                          10868.00                           10451.00
                                                                          11077.00                           10585.00
                                                                          10548.00                           10132.00
                                                                          10526.00                           10205.00
                                                                          11088.00                           10802.00
                                                                          11021.00                           10829.00
                                                                          11131.00                           10947.00
                                                                          10614.00                           10474.00
                                                                           9512.00                            9454.00
                                                                           9368.00                            9454.00
                                                                           8233.00                            8452.00
10/02                                                                      8851.00                            8906.00
                                                                           9225.00                            9334.00
                                                                           8839.00                            9033.00
                                                                           8432.00                            8716.00
                                                                           8167.00                            8539.00
                                                                           7991.00                            8373.00
                                                                           8718.00                            9180.00
                                                                           9214.00                            9765.00
                                                                           9346.00                           10036.00
                                                                           9622.00                           10302.00
                                                                           9964.00                           10609.00
                                                                          10019.00                           10907.00
10/03                                                                     10647.00                           11613.00
                                                                          10867.00                           11866.00
                                                                          11621.00                           12772.00
                                                                          11754.00                           12978.00
                                                                          12041.00                           13308.00
                                                                          12107.00                           13390.00
4/30/04                                                                   11765.00                           12974.00

    --- INTERNATIONAL OPPORTUNITIES            --- MSCI AC WORLD FREE EX US INDEX
        $9,450  starting value                     $10,000 starting value
        $11,765 ending value                       $12,974 ending value

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 4/30/04)

               INCEPTION                       SINCE
                 DATE      1 YEAR   5 YEAR   INCEPTION
-----------------------------------------------------------
Int'l Opp A#   7/22/1996   34.95%   -1.59%     2.85%
-----------------------------------------------------------
Int'l Opp A##  7/22/1996   27.53%   -2.70%     2.11%
-----------------------------------------------------------
Int'l Opp B#   7/22/1996   33.73%   -2.33%     2.11%
-----------------------------------------------------------
Int'l Opp B##  7/22/1996   28.73%   -2.68%     2.11%
-----------------------------------------------------------
Int'l Opp C#   7/22/1996   33.95%   -2.34%     2.11%
-----------------------------------------------------------
Int'l Opp C##  7/22/1996   31.61%   -2.54%     1.97%
-----------------------------------------------------------
Int'l Opp Y#   7/22/1996   35.55%   -1.18%     3.30%
-----------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

TROND SKRAMSTAD
Senior Vice President, Partner, Director of Global Equity Strategies
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford International Opportunities Fund returned 10.50% for the six-month period ended April 30, 2004. The Fund's return slightly trailed the 11.72% return for the MSCI All-Country World Free ex-U.S. Index, and was in-line with the Lipper International Funds Average of 10.5%.

WHY DID THE FUND PERFORM THIS WAY?

Relative to the benchmark, the Fund's regional allocation decisions contributed positively to performance, helped by our underweight to developed Asia. Across regions, our stock selection versus the benchmark was strongest among emerging markets, such as South Korea and Mexico, and held back by stock selection in Japan and parts of developed Europe, such as France and The Netherlands. Sector allocation decisions hurt relative performance, driven by our underweight to the Utilities sector and overweight to the Technology sector, as the market rotated to more defensive areas of the market over the period. Across sectors, stock selection was strongest in Materials and weakest in the Consumer Discretionary sector.

The Fund recorded strong absolute returns during the period, as returns were positive in nine of ten sectors, with Technology trailing. Pharmaceutical company Elan was the top contributor to the Fund's return due to promising data for its multiple sclerosis drug Antegren. Steel company Corus also did well and we believed it reached a market price that discounted higher profitability than could be maintained over the longer-term. We sold the stock from the Fund prior to the end of the period. The largest detractor from absolute Fund return was Ahold (Food Retail). We continued to own the stock at the end of the period as we believe that investors will move beyond prior accounting and liquidity concerns to focus on the company's profit growth potential.

WHAT IS YOUR OUTLOOK?

The economic backdrop for global equity markets remains positive, as we expect the coordinated global economic upswing to continue for the remainder of 2004. While we anticipate increases in inflation and interest-rates, these should not be enough to stall the recovery. With the exception of commodity prices, intense price pressure engendered by excess capacity and stiff competition from low-cost sources such as China and India should keep inflation increases relatively modest. While the news should remain reasonably good for markets, we have become somewhat more cautious looking forward as strong equity market returns over the last twelve months and current levels of optimism suggest a modestly positive outlook for markets rather than a bullish one. In terms of regional allocation, we continue to favor Continental Europe and have reduced our emerging markets exposure. From a sector perspective, we have rotated away from the most cyclical areas of the market following strong performance and have added to our holdings in defensive areas such as Consumer Staples and Health Care.

The Hartford International Small Company Fund
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW(3) 4/30/01 - 04/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                             INTERNATIONAL SMALL CO FUND      CITIGROUP BROAD MARKET EURO-PACIFIC
                                                             ---------------------------      -----------------------------------
4/30/01                                                                 9450.00                            10000.00
                                                                        9781.00                             9952.00
                                                                        9205.00                             9582.00
                                                                        9044.00                             9331.00
                                                                        9044.00                             9325.00
                                                                        7825.00                             8117.00
10/01                                                                   8335.00                             8459.00
                                                                        8901.00                             8765.00
                                                                        8713.00                             8753.00
                                                                        8580.00                             8532.00
                                                                        8561.00                             8699.00
                                                                        8968.00                             9265.00
                                                                        9346.00                             9459.00
                                                                        9619.00                             9800.00
                                                                        9506.00                             9460.00
                                                                        8920.00                             8646.00
                                                                        8713.00                             8573.00
                                                                        7833.00                             7778.00
10/02                                                                   7909.00                             7921.00
                                                                        8155.00                             8215.00
                                                                        8331.00                             8081.00
                                                                        8142.00                             7877.00
                                                                        8123.00                             7741.00
                                                                        8094.00                             7691.00
                                                                        9098.00                             8457.00
                                                                        9827.00                             9166.00
                                                                        9960.00                             9477.00
                                                                       10357.00                             9799.00
                                                                       10869.00                            10243.00
                                                                       11570.00                            10727.00
10/03                                                                  12242.00                            11488.00
                                                                       12323.00                            11657.00
                                                                       12886.00                            12358.00
                                                                       13211.00                            12824.00
                                                                       13555.00                            13223.00
                                                                       14022.00                            13567.00
4/04                                                                   13758.00                            13219.00

    --- INTERNATIONAL SMALL CO FUND    --- CITIGROUP BROAD MARKET EURO-PACIFIC <$2B INDEX
        $9,450  starting value             $10,000 starting value
        $13,758 ending value               $13,219 ending value

AVERAGE ANNUAL TOTAL RETURNS(2) (as of 04/30/04)

                    INCEPTION DATE   1 YEAR   SINCE INCEPTION
------------------------------------------------------------------
Int'l Small Co A#     4/30/2001      51.21%       13.34%
------------------------------------------------------------------
Int'l Small Co A##    4/30/2001      42.89%       11.22%
------------------------------------------------------------------
Int'l Small Co B#     4/30/2001      50.25%       12.83%
------------------------------------------------------------------
Int'l Small Co B##    4/30/2001      45.25%       12.04%
------------------------------------------------------------------
Int'l Small Co C#     4/30/2001      49.93%       12.51%
------------------------------------------------------------------
Int'l Small Co C##    4/30/2001      47.43%       12.14%
------------------------------------------------------------------
Int'l Small Co Y#     4/30/2001      51.80%       13.86%
------------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

EDWARD L. MAKIN
Vice President
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford International Small Company Fund Class A, before sales charge, returned 12.39% for the six-month period ended April 30, 2004. The Fund underperformed the +13.4% return of the benchmark during the period. The benchmark return represents the performance of the S&P/Citigroup Euro Pacific EMI Index since 1/1/04 and the S&P/Citigroup Euro Pacific BMI <$2 Bil prior to 1/1/04. The Fund also underperformed the +13.8% return for the Lipper International Small Cap Average during the six-month period.

WHY DID THE FUND PERFORM THIS WAY?

The revival of Japan has been a large feature of our investment universe over the past several months, together with evidence of speculation in the Hong Kong-listed Chinese stocks. Against this backdrop, Japan equities were a top contributor to our performance during the period, with Consumer Staples stocks an area of particular strength. Tsuruha, a Japanese drugstore chain, and Kirin Beverage, a Japanese producer of food and beverages, each gained in excess of 30% during the period.

The Fund's advance was also the result of strong stock selection in Financials and an underweight position in Information Technology. Bank holdings such as Banca Popolare Milan (Italy) and Tokyo Tomin (Japan) were top contributors during the period. We have recently built a large position in Japanese regional banks, including Shiga Bank and Joyo Bank, a late cyclical area that is only just showing signs of life from 20-year lows.

Our relative performance was somewhat held back by stock selection in the Energy, Health Care, Industrials and Materials sectors. Significant detractors included Tod's, an Italian luxury leather goods manufacturer, and Aktor, a Greek construction company. Despite the decline in these shares, the Fund maintained exposure to both companies at the end of the period. Not owning a few of the big winners in the benchmark, including Irish drug company Elan and U.K. oil exploration group Cairn, was also a drag on the Fund's relative return.

WHAT IS YOUR OUTLOOK?

The recovery of the equity markets continued over the six-month period on a worldwide basis as the corporate sector continued to report profits in-line with or ahead of market expectations. In fact, an unusual factor in our investment universe during the first quarter of 2004 was the relative lack of earnings downgrades and profit shortfalls. This suggests that we are nearing a peak in the level of upgrades, meaning that the good news becomes sequentially less good from here. This will have some impact across the equity market in general, particularly in markets such as Asia and Japan, which have attracted very strong fund flows during the quarter.

With this in mind, we have moved to a less aggressive stance in the Fund. We believe that more aggressive stocks have now had a great run and most of them are looking expensive or at least fully valued, particularly in the Information Technology, Capital Goods, Real Estate and Materials sectors. We remain invested in high-quality, profitable businesses with sustainable competitive advantages that have been overlooked by others in the rush for leverage to a strong global economic recovery. Based on bottom-up stock selection, we are overweight in Bank, Media, Consumer Staples, Health Care, and Business Service sectors. We would characterize our investments as sound names with growth, but having defensive qualities.

The Hartford MidCap Fund*
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW(3) 12/31/97 - 04/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                        MIDCAP FUND                   S & P MIDCAP 400 INDEX
                                                                        -----------                   ----------------------
12/31/97                                                                   9450.00                           10000.00
                                                                           9441.00                           10074.00
                                                                           9138.00                            9883.00
                                                                           9970.00                           10701.00
                                                                          10443.00                           11184.00
                                                                          10669.00                           11389.00
                                                                          10292.00                           10876.00
                                                                          10849.00                           10945.00
                                                                          10669.00                           10520.00
                                                                           8581.00                            8562.00
                                                                           9111.00                            9361.00
10/98                                                                      9867.00                           10198.00
                                                                          10482.00                           10707.00
                                                                          11625.00                           12000.00
                                                                          11909.00                           11533.00
                                                                          11380.00                           10929.00
                                                                          12344.00                           11235.00
                                                                          13280.00                           12120.00
                                                                          13440.00                           12174.00
                                                                          14361.00                           12824.00
                                                                          13955.00                           12552.00
                                                                          13756.00                           12123.00
                                                                          13454.00                           11748.00
10/99                                                                     14239.00                           12347.00
                                                                          14996.00                           12995.00
                                                                          17461.00                           13767.00
                                                                          17412.00                           13379.00
                                                                          20132.00                           14316.00
                                                                          21360.00                           15514.00
                                                                          20082.00                           14972.00
                                                                          19032.00                           14785.00
                                                                          20929.00                           15003.00
                                                                          21103.00                           15240.00
                                                                          23348.00                           16942.00
                                                                          23054.00                           16827.00
10/00                                                                     22780.00                           16256.00
                                                                          20237.00                           15029.00
                                                                          21796.00                           16179.00
                                                                          22107.00                           16539.00
                                                                          20838.00                           15595.00
                                                                          19080.00                           14436.00
                                                                          20871.00                           16026.00
                                                                          21216.00                           16399.00
                                                                          21137.00                           16334.00
                                                                          20680.00                           16090.00
                                                                          19700.00                           15564.00
                                                                          17350.00                           13628.00
10/01                                                                     18464.00                           14230.00
                                                                          19969.00                           15289.00
                                                                          20781.00                           16078.00
                                                                          20403.00                           15996.00
                                                                          20526.00                           16015.00
                                                                          21663.00                           17160.00
                                                                          21383.00                           17080.00
                                                                          21494.00                           16791.00
                                                                          20147.00                           15562.00
                                                                          18041.00                           14054.00
                                                                          17953.00                           14124.00
                                                                          16427.00                           12987.00
10/02                                                                     17275.00                           13550.00
                                                                          18847.00                           14334.00
                                                                          17665.00                           13745.00
                                                                          17419.00                           13344.00
                                                                          17263.00                           13026.00
                                                                          17397.00                           13135.00
                                                                          18813.00                           14088.00
                                                                          20373.00                           15255.00
                                                                          20495.00                           15449.00
                                                                          20674.00                           15998.00
                                                                          21620.00                           16722.00
                                                                          21164.00                           16467.00
10/03                                                                     22936.00                           17712.00
                                                                          23360.00                           18328.00
                                                                          23995.00                           18637.00
                                                                          24542.00                           19042.00
                                                                          24766.00                           19499.00
                                                                          24632.00                           19581.00
4/04                                                                      23952.00                           18938.00

    --- MIDCAP FUND                            --- S & P MIDCAP 400 INDEX
        $9,450  starting value                     $10,000 starting value
        $23,952 ending value                       $18,938 ending value

AVERAGE ANNUAL TOTAL RETURNS(2) (as of 04/30/04)

            INCEPTION                       SINCE
              DATE      1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------
MidCap A#   12/31/1997  27.31%   12.52%    15.80%
--------------------------------------------------------
MidCap A##  12/31/1997  20.32%   11.25%    14.77%
--------------------------------------------------------
MidCap B#   12/31/1997  26.42%   11.72%    14.98%
--------------------------------------------------------
MidCap B##  12/31/1997  21.42%   11.46%    14.98%
--------------------------------------------------------
MidCap C#   12/31/1997  26.51%   11.78%    15.02%
--------------------------------------------------------
MidCap C##  12/31/1997  24.24%   11.55%    14.85%
--------------------------------------------------------
MidCap Y#   12/31/1997  28.08%   13.10%    16.36%
--------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

*The Hartford Midcap Fund closed to new investors as of July 31, 2003. Investors who already own shares of the Fund and those with access to the Fund through wrap programs in connection with certain investment platforms may purchase additional shares thereafter.

PORTFOLIO MANAGER

PHILLIP H. PERELMUTER
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford MidCap Fund Class A, before sales charge, returned 4.42% for the six-month period ended April 30, 2004, underperforming both the S&P Mid Cap 400 Index return of 6.93% and the Lipper Mid-Cap Core Average return of 6.5%.

WHY DID THE FUND PERFORM THIS WAY?

Equity markets continued their ascent during the period though the climb was somewhat volatile. The bullish sentiment in the early part of the year was supported by lofty corporate profits, merger activity, and increasing business investment. On this strength, Federal Reserve officials began to signal that interest rate hikes could come sooner than expected. This concern, combined with renewed terrorist fears, negative news from Iraq and apprehension regarding the global impact of a slowdown in China's rapidly growing economy, served to slow the market's advance in April.

During the period, all market cap styles posted gains, with the performance of small cap stocks exceeding mid cap and large cap stocks. Within the S&P 400 MidCap Index the Energy, Consumer Staples and Materials sectors were the top performers, while last year's best performer, Information Technology, was the only sector to post a negative return.

The underperformance of the Fund relative to the benchmark was attributable in part to both sector allocation and unfavorable stock selection among a handful of securities. At the sector level, the Fund's underweight position in Consumer Staples and an overweight position in Technology were the largest detractors of performance. Additionally, a few of the Fund's holdings within the Industrials, Consumer Discretionary, Materials and Health Care sectors also detracted from performance. Ryanair and JetBlue Airways (Transportation) disappointed during the period. Regional carriers in general underperformed the major carriers. Assuming this trend continues, the outlook for growth of these companies becomes challenging; as a result, both positions were sold during the period. Within Health Care, Vertex (Pharmaceuticals) was weak on news that the results of the trials of their Hepatitis C inhibitor were unimpressive. We owned the stock as of the end of the period.

These results were partially offset by strong stock selection within Financials, where Countrywide Financial, a residential mortgage bank, has consistently exceeded earnings expectations due to the refinancing and housing boom. The company's mortgage servicing business is strong and will help to offset potential volatile income from mortgage originations during a rising interest rate environment.

WHAT IS YOUR OUTLOOK?

A synchronized global economic recovery is underway. As the economy continues to grow, we will look for improved corporate spending and employment trends as key gauges of the sustainability of the domestic recovery. As a result, we plan to look opportunistically within the more cyclical areas of the market. As of the end of the period, the Fund was overweight Information Technology, Health Care, Financials, Telecommunication Services, and Industrials.

The Hartford MidCap Value Fund
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW(3) 4/30/01 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                     MIDCAP VALUE FUND               RUSSELL 2500 VALUE INDEX
                                                                     -----------------               ------------------------
4/30/01                                                                    9450.00                           10000.00
                                                                           9507.00                           10307.00
                                                                           9535.00                           10406.00
                                                                           9375.00                           10336.00
                                                                           9092.00                           10247.00
                                                                           7816.00                            9110.00
10/01                                                                      8015.00                            9305.00
                                                                           8686.00                           10021.00
                                                                           9385.00                           10592.00
                                                                           9422.00                           10689.00
                                                                           9593.00                           10822.00
                                                                          10123.00                           11492.00
                                                                          10123.00                           11689.00
                                                                           9943.00                           11497.00
                                                                           9414.00                           11091.00
                                                                           8431.00                            9808.00
                                                                           8422.00                            9861.00
                                                                           7524.00                            9054.00
10/02                                                                      7883.00                            9184.00
                                                                           8526.00                            9853.00
                                                                           8119.00                            9546.00
                                                                           7940.00                            9258.00
                                                                           7760.00                            9030.00
                                                                           7713.00                            9092.00
                                                                           8431.00                            9916.00
                                                                           9215.00                           10833.00
                                                                           9319.00                           11027.00
                                                                           9631.00                           11506.00
                                                                          10075.00                           11968.00
                                                                          10028.00                           11883.00
10/03                                                                     10699.00                           12791.00
                                                                          11077.00                           13313.00
                                                                          11568.00                           13836.00
                                                                          11748.00                           14285.00
                                                                          11993.00                           14575.00
                                                                          11964.00                           14691.00
4/04                                                                      11540.00                           13921.00

    --- MIDCAP VALUE FUND                      --- RUSSELL 2500 VALUE INDEX
        $9,450  starting value                     $10,000 starting value
        $11,540 ending value                       $13,921 ending value

AVERAGE ANNUAL TOTAL RETURNS(2) (as of 4/30/04)

                  INCEPTION DATE   1 YEAR   SINCE INCEPTION
----------------------------------------------------------------
MidCap Value A#     4/30/2001      36.88%        6.88%
----------------------------------------------------------------
MidCap Value A##    4/30/2001      29.34%        4.89%
----------------------------------------------------------------
MidCap Value B#     4/30/2001      35.91%        6.15%
----------------------------------------------------------------
MidCap Value B##    4/30/2001      30.91%        5.25%
----------------------------------------------------------------
MidCap Value C#     4/30/2001      36.02%        6.18%
----------------------------------------------------------------
MidCap Value C##    4/30/2001      33.66%        5.83%
----------------------------------------------------------------
MidCap Value Y#     4/30/2001      37.78%        7.43%
----------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

JAMES N. MORDY
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford MidCap Value Fund Class A, before sales charge, returned 7.86% for the six-month period ended April 30, 2004. The Fund's return trailed the 8.84% return of the Russell 2500 Value Index and the Lipper Mid Cap Value peer group average return of 9.7%.

WHY DID THE FUND PERFORM THIS WAY?

The strong performance in the equity markets continued through the end of 2003 and the beginning of 2004. Investors once again became comfortable owning stocks with inherently greater levels of either business or financial risk. There were many factors behind this, including increased confidence in the economic recovery, improved corporate governance and accounting scrutiny, and a narrowing of credit spreads. Toward the end of the period the market was volatile due to renewed fears of terrorism after the bombing in Madrid, anticipation of rising interest rates, high energy prices, and some slowing of demand in China. During the period, small-caps outperformed mid-caps, which in turn did better than large-caps. As the Fund has a somewhat higher average market cap than the benchmark, this latter trend worked against our relative performance.

The Fund's absolute performance was driven by allocations to the strong performing Materials, Energy, and Consumer Discretionary sectors. The top contributor to performance was IMC Global (Materials), which rose after announcing a merger with another industry leader in the phosphates business. Foot Locker (Retailing) performed well, having patched their relationship with Nike and buying 350 stores from a competitor. TXU (Utilities) appreciated after their new CEO laid out a plan to boost earnings.

The Fund's results relative to the benchmark were hindered by stock selection in the Health Care and Financials sectors. In Financials, large detractor Radian Group (Banks) fell due to setbacks in their financial guarantee business. Other detractors from absolute results included Graftech International and Bally Total Fitness. Graftech is facing a cost squeeze until a recently announced price increase takes effect, and Bally was down, despite an encouraging pickup in new memberships, on confusion over the company's new accounting methodology. The Fund continued to own Radian, Graftech, and Bally Total Fitness at the end of the period.

WHAT IS YOUR OUTLOOK?

The U.S. economy currently enjoys strong year-on-year comparisons of real GDP growth and corporate profits. Consumer spending should benefit from increasing employment, but we believe the stimulative effects of tax refunds and refinancings are largely behind us. From here, we foresee continued healthy growth, albeit at a gradually decelerating pace. Reasons to expect some potential slowing in economic momentum include high energy and commodity prices, more difficult corporate earnings comparisons, instability in the Iraq situation, and the likelihood of rising interest rates. We still see a robust industrial environment and continue to be overweight that group, as well as the Materials sector. Toward the end of the period, we increased our exposure in the Technology sector taking advantage of price weakness. In Financials, we have tried to position ourselves for higher rates with an underweight in REITs and Banks, and an overweight Insurance.

The Hartford Short Duration Fund
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW(3) 10/31/02 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                       LEHMAN BROTHERS U.S.
                                                                    SHORT DURATION FUND          GOVERNMENT/CREDIT 1-5 YEAR INDEX
                                                                    -------------------          --------------------------------
10/31/02                                                                   9700.00                           10000.00
                                                                           9676.00                            9987.00
                                                                           9829.00                           10145.00
                                                                           9842.00                           10151.00
                                                                           9944.00                           10244.00
                                                                           9962.00                           10263.00
                                                                          10022.00                           10312.00
                                                                          10130.00                           10430.00
                                                                          10143.00                           10441.00
                                                                          10008.00                           10295.00
                                                                          10013.00                           10300.00
                                                                          10186.00                           10473.00
10/03                                                                     10134.00                           10405.00
                                                                          10131.00                           10406.00
                                                                          10209.00                           10485.00
                                                                          10255.00                           10527.00
                                                                          10319.00                           10609.00
                                                                          10365.00                           10667.00
4/04                                                                      10242.00                           10495.00

    --- SHORT DURATION FUND                   --- LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT
        $9,700  starting value                    1-5 YEAR INDEX
        $10,242 ending value                      $10,000 starting value
                                                  $10,495 ending value

AVERAGE ANNUAL TOTAL RETURNS(2) (as of 4/30/04)

                    INCEPTION DATE   1 YEAR   SINCE INCEPTION
------------------------------------------------------------------
Short Duration A#     10/31/2002      2.19%        3.69%
------------------------------------------------------------------
Short Duration A##    10/31/2002     -0.83%        1.61%
------------------------------------------------------------------
Short Duration B#     10/31/2002      1.48%        2.99%
------------------------------------------------------------------
Short Duration B##    10/31/2002     -3.48%        0.34%
------------------------------------------------------------------
Short Duration C#     10/31/2002      1.48%        2.99%
------------------------------------------------------------------
Short Duration C##    10/31/2002     -0.53%        2.30%
------------------------------------------------------------------
Short Duration Y#     11/28/2003      N/A          1.22%
------------------------------------------------------------------

  # Without sales charge

 ## With sales charge

N/A Not Applicable.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGERS

ROBERT CRUSHA, CFA
Vice President

BRIAN DIRGINS
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2004, The Hartford Short Duration Fund Class A placed in the 1st quartile with a total return, before sales charge, of 1.07% versus a return of 0.65% for the Lipper peer group and 0.85% for the Lehman Brothers U.S. Government/Credit 1-5 Year Index.

The primary objective of The Hartford Short Duration Fund is to provide a high level of income. As of April 30, 2004, the SEC yield for this Fund's Class A shares is 2.84%.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's continued solid performance can be attributed to our positioning the portfolio for an increasing rate environment and our sector holdings. Throughout the past six months, we lowered the effective duration and maturity of the Fund as a result of an improving economic outlook and the prospect of higher interest rates. While rates were somewhat flat for most of this period, the fixed income markets reacted sharply to the March non-farm payroll numbers released on April 2nd. The news helped to confirm that a sustained economic recovery was underway and as a result we experienced the beginning of a sharp rise in yields. We lowered our exposure to corporate securities slightly as we felt the valuations were not as attractive as they had been, but we still maintain a significant exposure to this sector due to its strong fundamentals. The Fund's yield benefited from an overweight position in the corporate sector (primarily industrials), mortgage backed securities (MBS) and Treasury Inflation Protected Securities (TIPS). Overall, the Fund remained underweight to both Treasuries and agencies versus the Index as we found better yield and risk/reward in the corporate, MBS and TIPS sectors.

WHAT IS YOUR OUTLOOK?

Given the improved economic outlook and clear signs of both employment growth and inflationary pressures, we will continue to look for opportunities to shorten the duration of the Fund. We still remain constructive on the corporate sector, particularly those credits rated "BBB" which should continue to perform well over the coming months. We also remain constructive on commercial mortgage backed securities, particularly the shorter-term high quality securities, and the asset backed securities sectors. As the Fund grows, we are selectively adding to existing positions in order to maintain current weightings where we see continued relative value opportunities. We will maintain our current exposure to Treasury Inflation Protected Securities, provided those attractive seasonal accruals remain in place.

We continue to look for opportunities to enhance the yield by selectively adding to our exposures in corporate, asset backed and commercial mortgage backed securities areas. The key points of focus for the upcoming months include domestic economic data, particularly signs that the improvement in the labor market is sustainable. We will be monitoring Fed comments for any signaled, and imminent, changes in monetary policy.

The Hartford Small Company Fund
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW(3) 7/22/96 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                     SMALL COMPANY FUND             RUSSELL 2000 GROWTH INDEX
                                                                     ------------------             -------------------------
7/22/96                                                                    9450.00                           10000.00
                                                                           9422.00                            8779.00
                                                                          10263.00                            9429.00
                                                                          10915.00                            9914.00
10/96                                                                     10612.00                            9487.00
                                                                          10839.00                            9751.00
                                                                          10783.00                            9941.00
                                                                          10773.00                           10189.00
                                                                          10602.00                            9574.00
                                                                          10057.00                            8898.00
                                                                          10117.00                            8795.00
                                                                          11208.00                           10117.00
                                                                          11866.00                           10460.00
                                                                          12442.00                           10995.00
                                                                          12734.00                           11325.00
                                                                          13824.00                           12229.00
10/97                                                                     13259.00                           11494.00
                                                                          13027.00                           11220.00
                                                                          12862.00                           11227.00
                                                                          12545.00                           11078.00
                                                                          13793.00                           12056.00
                                                                          14343.00                           12562.00
                                                                          14534.00                           12639.00
                                                                          13825.00                           11720.00
                                                                          14027.00                           11839.00
                                                                          13536.00                           10851.00
                                                                          10226.00                            8346.00
                                                                          11112.00                            9193.00
10/98                                                                     11997.00                            9673.00
                                                                          12808.00                           10423.00
                                                                          14207.00                           11367.00
                                                                          14827.00                           11878.00
                                                                          13365.00                           10791.00
                                                                          14465.00                           11175.00
                                                                          15649.00                           12162.00
                                                                          15979.00                           12182.00
                                                                          17250.00                           12824.00
                                                                          17229.00                           12427.00
                                                                          16983.00                           11963.00
                                                                          17324.00                           12193.00
10/99                                                                     17922.00                           12506.00
                                                                          19961.00                           13827.00
                                                                          23534.00                           16264.00
                                                                          22845.00                           16113.00
                                                                          26856.00                           19862.00
                                                                          26453.00                           17774.00
                                                                          24062.00                           15979.00
                                                                          21374.00                           14579.00
                                                                          24391.00                           16463.00
                                                                          22432.00                           15052.00
                                                                          24211.00                           16636.00
                                                                          23153.00                           15809.00
10/00                                                                     21722.00                           14525.00
                                                                          19018.00                           11887.00
                                                                          20446.00                           12615.00
                                                                          19540.00                           13636.00
                                                                          17379.00                           11766.00
                                                                          15876.00                           10697.00
                                                                          18038.00                           12006.00
                                                                          17802.00                           12284.00
                                                                          18079.00                           12620.00
                                                                          17098.00                           11543.00
                                                                          16376.00                           10822.00
                                                                          13792.00                            9075.00
10/01                                                                     14911.00                            9948.00
                                                                          16339.00                           10779.00
                                                                          17208.00                           11450.00
                                                                          16935.00                           11043.00
                                                                          16139.00                           10328.00
                                                                          17318.00                           11226.00
                                                                          16884.00                           10983.00
                                                                          16237.00                           10341.00
                                                                          15107.00                            9464.00
                                                                          12660.00                            8009.00
                                                                          12412.00                            8005.00
                                                                          11903.00                            7427.00
10/02                                                                     12337.00                            7803.00
                                                                          13095.00                            8576.00
                                                                          11951.00                            7985.00
                                                                          11629.00                            7767.00
                                                                          11393.00                            7560.00
                                                                          11790.00                            7674.00
                                                                          13045.00                            8400.00
                                                                          14498.00                            9347.00
                                                                          14958.00                            9527.00
                                                                          16026.00                           10248.00
                                                                          16820.00                           10798.00
                                                                          16200.00                           10525.00
10/03                                                                     17740.00                           11434.00
                                                                          18237.00                           11807.00
                                                                          18573.00                           12427.00
                                                                          19317.00                           12482.00
                                                                          19342.00                           12463.00
                                                                          19716.00                           12522.00
4/04                                                                      18696.00                           11893.00

    --- SMALL COMPANY FUND                     --- RUSSELL 2000 GROWTH INDEX
        $9,450  starting value                     $10,000 starting value
        $18,696 ending value                       $11,893 ending value

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 4/30/04)

              INCEPTION                       SINCE
                DATE      1 YEAR   5 YEAR   INCEPTION
----------------------------------------------------------
Small Co A#   7/22/1996   43.33%   3.63%      9.17%
----------------------------------------------------------
Small Co A##  7/22/1996   35.46%   2.47%      8.38%
----------------------------------------------------------
Small Co B#   7/22/1996   42.33%   2.90%      8.42%
----------------------------------------------------------
Small Co B##  7/22/1996   37.33%   2.55%      8.42%
----------------------------------------------------------
Small Co C#   7/22/1996   42.28%   2.91%      8.44%
----------------------------------------------------------
Small Co C##  7/22/1996   39.86%   2.70%      8.30%
----------------------------------------------------------
Small Co Y#   7/22/1996   44.03%   4.13%      9.69%
----------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

STEVEN C. ANGELI, CFA
Senior Vice President
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Small Company Fund Class A, before sales charge, returned 5.39% for the six-month period ended April 30, 2004. The Fund's return outperformed the 4.02% return of the Russell 2000 Growth Index and the 1.7% return of the Lipper Small Cap Growth peer group average.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's outperformance during the period was driven by excellent stock selection in several sectors, which more than offset the headwind of having underweight positions in some of the top performing sectors of the benchmark.

Information Technology was an area of particular strength during the period. Although it was the worst performing sector of the Russell 2000 Growth Index, our decision to underweight the sector, coupled with positive stock selection, made a meaningful contribution to the Fund's outperformance. One of the top holdings, Software company Red Hat, Inc. was a standout performer. Also, our investment in Skillsoft, an e-learning Software company, contributed handsomely to the Fund's return when the company exceeded expectations for earnings and sales growth early in 2004.

Energy stocks, to which we added throughout the six-month period, were also beneficial to the Fund's performance. Specifically, oil and gas companies Whiting Petroleum and Patina Oil & Gas each posted double digit gains.

The largest detractor from the Fund's performance was our positioning in the Health Care sector. We maintained our underweight in the sector, and therefore did not own some winners held in the benchmark. Also, two of our Health Care Services names, Beverly Enterprises (nursing homes) and HealthExtras (pharmacy benefit services), failed to meet investor expectations, and their stocks consequently underperformed. While HealthExtras remains in the Fund due to its strong growth prospects, Beverly Enterprises was eliminated due to its disappointing margin outlook.

The Fund's exposure to Industrials stocks also detracted from returns during the period. The benefit from our overweight position relative to the Index was offset by poor performance of Quality Distribution (Transportation) and Arkansas Best (Transportation). At the end of the period, both positions remained in the Fund.

WHAT IS YOUR OUTLOOK?

The U.S. economy is shifting into high gear, as manufacturing activity is increasing, consumer spending remains relentless, and employment is finally improving. A global rebound is in full swing, driven by industrial and general business strength, offset by a depreciating dollar and inflation risk. Similar to previous economic recoveries, small companies are once again leading the way with accelerating fundamentals.

In keeping the Fund positioned to benefit not only from a recovery in the U.S. economy, but also U.S. employment, we continue to overweight the Consumer Discretionary sector. While Information Technology remains the Fund's largest absolute weight, we have trimmed exposure due to lofty valuations and high expectations.

The Hartford SmallCap Growth Fund
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW(4,6) 4/30/94 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                     SMALL COMPANY FUND             RUSSELL 2000 GROWTH INDEX
                                                                     ------------------             -------------------------
4/30/94                                                                    9520.00                           10339.00
                                                                           9281.00                            9921.00
                                                                           9454.00                           10155.00
                                                                           9372.00                            9948.00
                                                                           9809.00                           10407.00
                                                                           9991.00                           10711.00
                                                                          10160.00                           10872.00
                                                                          10218.00                           11014.00
                                                                          11148.00                           11773.00
                                                                          12535.00                           12690.00
                                                                          12667.00                           12846.00
                                                                          13345.00                           13111.00
10/95                                                                     12824.00                           12466.00
                                                                          13126.00                           13016.00
                                                                          12890.00                           13304.00
                                                                          12673.00                           13194.00
                                                                          13514.00                           13796.00
                                                                          13851.00                           14069.00
                                                                          15125.00                           15149.00
                                                                          15865.00                           15927.00
                                                                          14829.00                           14891.00
                                                                          13323.00                           13073.00
                                                                          14467.00                           14040.00
                                                                          15458.00                           14764.00
10/96                                                                     14359.00                           14127.00
                                                                          14355.00                           14520.00
                                                                          13783.00                           14803.00
                                                                          13569.00                           15173.00
                                                                          11936.00                           14257.00
                                                                          10887.00                           13250.00
                                                                          10621.00                           13097.00
                                                                          12615.00                           15065.00
                                                                          12920.00                           15576.00
                                                                          13678.00                           16373.00
                                                                          13325.00                           16864.00
                                                                          14218.00                           18210.00
10/97                                                                     13565.00                           17116.00
                                                                          13613.00                           16708.00
                                                                          13992.00                           16718.00
                                                                          13526.00                           16496.00
                                                                          15132.00                           17953.00
                                                                          16104.00                           18707.00
                                                                          16225.00                           18821.00
                                                                          15394.00                           17452.00
                                                                          16016.00                           17630.00
                                                                          14723.00                           16158.00
                                                                          11505.00                           12429.00
                                                                          12302.00                           13689.00
10/98                                                                     13103.00                           14404.00
                                                                          14758.00                           15522.00
                                                                          16769.00                           16926.00
                                                                          17960.00                           17688.00
                                                                          15687.00                           16069.00
                                                                          16821.00                           16642.00
                                                                          17448.00                           18111.00
                                                                          17575.00                           18140.00
                                                                          20009.00                           19096.00
                                                                          20268.00                           18506.00
                                                                          20740.00                           17814.00
                                                                          21712.00                           18158.00
10/99                                                                     24917.00                           18622.00
                                                                          28011.00                           20591.00
                                                                          35454.00                           24219.00
                                                                          36143.00                           23994.00
                                                                          50467.00                           29577.00
                                                                          45157.00                           26468.00
                                                                          37810.00                           23795.00
                                                                          32558.00                           21711.00
                                                                          40350.00                           24516.00
                                                                          37358.00                           22415.00
                                                                          44764.00                           24773.00
                                                                          42231.00                           23542.00
10/00                                                                     38395.00                           21630.00
                                                                          27342.00                           17702.00
                                                                          30507.00                           18785.00
                                                                          31090.00                           20305.00
                                                                          25249.00                           17521.00
                                                                          22563.00                           15929.00
                                                                          24614.00                           17878.00
                                                                          24593.00                           18293.00
                                                                          25530.00                           18792.00
                                                                          23666.00                           17189.00
                                                                          22115.00                           16115.00
                                                                          18002.00                           13514.00
10/01                                                                     19824.00                           14814.00
                                                                          22069.00                           16051.00
                                                                          23805.00                           17051.00
                                                                          23022.00                           16444.00
                                                                          21741.00                           15380.00
                                                                          23985.00                           16717.00
                                                                          22958.00                           16356.00
                                                                          21349.00                           15399.00
                                                                          19359.00                           14093.00
                                                                          16734.00                           11927.00
                                                                          16650.00                           11921.00
                                                                          15263.00                           11060.00
10/02                                                                     16480.00                           11620.00
                                                                          18333.00                           12771.00
                                                                          16883.00                           11890.00
                                                                          16322.00                           11567.00
                                                                          15581.00                           11258.00
                                                                          15761.00                           11428.00
                                                                          17253.00                           12509.00
                                                                          19285.00                           13919.00
                                                                          19783.00                           14187.00
                                                                          21095.00                           15260.00
                                                                          22567.00                           16079.00
                                                                          22577.00                           15673.00
10/03                                                                     24250.00                           17027.00
                                                                          24853.00                           17582.00
                                                                          25202.00                           17660.00
                                                                          26705.00                           18588.00
                                                                          26663.00                           18560.00
                                                                          26451.00                           18647.00
4/04                                                                      25287.00                           17711.00

    --- SMALLCAP GROWTH FUND                   --- RUSSELL 2000 GROWTH INDEX
        $9,450  starting value                     $10,000 starting value
        $25,287 ending value                       $17,711 ending value

PORTFOLIO MANAGERS

DAVID J. ELLIOTT, CFA
Vice President

JAMES A. RULLO, CFA
Senior Vice President, Partner

AVERAGE ANNUAL TOTAL RETURNS(4,5) (as of 4/30/04)

              INCEPTION      1        5       10       SINCE
                 DATE       YEAR    YEAR     YEAR    INCEPTION
-------------------------------------------------------------------
SmallCap A#     1/4/1988   46.56%   7.70%   10.34%    12.63%
-------------------------------------------------------------------
SmallCap A##    1/4/1988   38.49%   6.49%    9.72%    12.24%
-------------------------------------------------------------------
SmallCap B#   11/14/1994   45.60%   7.07%    NA*       NA*
-------------------------------------------------------------------
SmallCap B##  11/14/1994   40.60%   6.84%    NA*       NA*
-------------------------------------------------------------------
SmallCap C#   11/14/1994   45.69%   7.03%     NA      10.42%
-------------------------------------------------------------------
SmallCap C##  11/14/1994   43.23%   6.66%     NA      10.29%
-------------------------------------------------------------------
SmallCap H#   11/14/1994   45.90%   7.09%    NA*       NA*
-------------------------------------------------------------------
SmallCap H##  11/14/1994   41.90%   6.86%    NA*       NA*
-------------------------------------------------------------------
SmallCap L#     1/4/1988   46.74%   7.70%   10.34%    12.63%
-------------------------------------------------------------------
SmallCap L##    1/4/1988   39.79%   6.66%    9.81%    12.30%
-------------------------------------------------------------------
SmallCap M#   11/14/1994   45.80%   7.10%    NA*       NA*
-------------------------------------------------------------------
SmallCap M##  11/14/1994   41.80%   6.87%    NA*       NA*
-------------------------------------------------------------------
SmallCap N#   11/14/1994   45.83%   7.08%     NA      10.45%
-------------------------------------------------------------------
SmallCap N##  11/14/1994   44.83%   7.08%     NA      10.45%
-------------------------------------------------------------------
SmallCap Y#    2/19/2002   47.31%    NA       NA       7.10%
-------------------------------------------------------------------

 # Without sales charge
 ## With sales charge
NA Not Applicable
  * 10 year and inception returns are not applicable for Classes
    B, H and M because after 8 years Class B converts to Class A and Classes H and M convert to Class L.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Small Cap Growth Fund Class A, before sales charge, returned 4.28% for the six-month period ended April 30, 2004. The Fund outperformed the Russell 2000 Growth Index, which returned 4.02%, and the Lipper Small-Cap Growth Average, which returned 1.7% during the period.

WHY DID THE FUND PERFORM THIS WAY?

Low interest rates, tax refunds, an increased level of merger activity and an improving U.S. employment outlook propelled indexes higher during the six-month period. Defensive sectors generally posted better returns than more aggressive sectors, and small cap performance was on par with large cap performance. Within the Russell 2000 Growth Index, Energy, Consumer Staples and Health Care appreciated the most, while Information Technology declined modestly.

In this environment, outperformance relative to the benchmark and peer group was driven by superior stock selection in Information Technology, Industrials and Consumer Staples. Our investments in Information Technology were a source of particular strength and more than offset the drag caused by our modest overweight in the poor performing sector. Top contributors within Information Technology during the period included FLIR Systems, Inc., a provider of thermal imaging products, and Activision, a publisher of interactive entertainment software. Stock selection within the Industrials sector was also notable during the period, with Capital Goods stocks Invision Tech and Armor Holdings having a significant impact on our positive return.

Performance was somewhat held back by the Fund's underweight position in more defensive sectors, such as Energy and Consumer Staples, as well as stock selection in Health Care and Consumer Discretionary sectors. Two of the Fund's Pharmaceutical and Biotechnology companies, Ciphergen Biosystems and CV Therapeutics, were among the top detractors.

WHAT IS YOUR OUTLOOK?

With U.S. corporate profits remarkably higher than a year ago, we are currently seeing the strongest level of global economic growth in four years. We expect this growth to moderate in the second half of 2004 and into 2005. Consistent with the recent March U.S. Employment Report, U.S. consumption will no longer be carried by tax cuts, but an increasing part of the burden will be shouldered by rising employment and wage income. We expect the Federal Reserve to exercise patience while contemplating its first rate hike in four years and we look for this to occur in mid to late 2004 accompanied by a moderate updrift in inflation. We remain focused on leveraging our research resources to build diversified portfolios that emphasize stock selection.

The Hartford Stock Fund  (subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW(3) 7/22/96 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                         STOCK FUND                       S&P 500 INDEX
                                                                         ----------                       -------------
7/22/96                                                                    9450.00                           10000.00
                                                                           9526.00                           10102.00
                                                                           9668.00                           10317.00
                                                                          10178.00                           10897.00
10/96                                                                     10443.00                           11198.00
                                                                          11180.00                           12043.00
                                                                          10915.00                           11805.00
                                                                          11568.00                           12542.00
                                                                          11653.00                           12641.00
                                                                          11313.00                           12122.00
                                                                          11900.00                           12845.00
                                                                          12639.00                           13630.00
                                                                          13267.00                           14236.00
                                                                          14196.00                           15368.00
                                                                          13373.00                           14507.00
                                                                          14055.00                           15301.00
10/97                                                                     13675.00                           14790.00
                                                                          14244.00                           15475.00
                                                                          14387.00                           15741.00
                                                                          14510.00                           15914.00
                                                                          15620.00                           17061.00
                                                                          16522.00                           17935.00
                                                                          16874.00                           18118.00
                                                                          16551.00                           17806.00
                                                                          17500.00                           18529.00
                                                                          17671.00                           18333.00
                                                                          15081.00                           15684.00
                                                                          15706.00                           16689.00
10/98                                                                     16939.00                           18044.00
                                                                          17917.00                           19138.00
                                                                          18895.00                           20240.00
                                                                          19509.00                           21086.00
                                                                          19135.00                           20430.00
                                                                          20074.00                           21248.00
                                                                          20975.00                           22070.00
                                                                          20361.00                           21549.00
                                                                          21694.00                           22745.00
                                                                          21089.00                           22035.00
                                                                          20762.00                           21925.00
                                                                          20187.00                           21324.00
10/99                                                                     21271.00                           22674.00
                                                                          21633.00                           23134.00
                                                                          23108.00                           24495.00
                                                                          22013.00                           23265.00
                                                                          22052.00                           22825.00
                                                                          24183.00                           25058.00
                                                                          23489.00                           24304.00
                                                                          22970.00                           23805.00
                                                                          23469.00                           24391.00
                                                                          22976.00                           24010.00
                                                                          24180.00                           25501.00
                                                                          23046.00                           24155.00
10/00                                                                     23076.00                           24054.00
                                                                          21694.00                           22158.00
                                                                          21932.00                           22267.00
                                                                          22500.00                           23057.00
                                                                          20887.00                           20957.00
                                                                          19369.00                           19630.00
                                                                          20754.00                           21153.00
                                                                          20920.00                           21295.00
                                                                          20008.00                           20777.00
                                                                          19760.00                           20574.00
                                                                          18446.00                           19288.00
                                                                          17112.00                           17731.00
10/01                                                                     17475.00                           18070.00
                                                                          18789.00                           19456.00
                                                                          18924.00                           19627.00
                                                                          18459.00                           19341.00
                                                                          18189.00                           18967.00
                                                                          18810.00                           19680.00
                                                                          17226.00                           18488.00
                                                                          16978.00                           18352.00
                                                                          15747.00                           17045.00
                                                                          14796.00                           15717.00
                                                                          14661.00                           15820.00
                                                                          13026.00                           14102.00
10/02                                                                     14207.00                           15342.00
                                                                          15272.00                           16244.00
                                                                          14289.00                           15290.00
                                                                          13896.00                           14891.00
                                                                          13607.00                           14668.00
                                                                          13658.00                           14810.00
                                                                          14694.00                           16029.00
                                                                          15408.00                           16872.00
                                                                          15625.00                           17088.00
                                                                          16008.00                           17389.00
                                                                          16205.00                           17728.00
                                                                          15936.00                           17540.00
10/03                                                                     16774.00                           18531.00
                                                                          16918.00                           18694.00
                                                                          17911.00                           19674.00
                                                                          17994.00                           20036.00
                                                                          18107.00                           20314.00
                                                                          17776.00                           20008.00
4/04                                                                      17527.00                           19693.00

    --- STOCK FUND                             --- S&P 500 INDEX
        $9,450  starting value                     $10,000 starting value
        $17,527 ending value                       $19,693 ending value

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 4/30/04)

           INCEPTION                       SINCE
             DATE      1 YEAR   5 YEAR   INCEPTION
-------------------------------------------------------
Stock A#   7/22/1996   19.30%   -3.53%     8.26%
-------------------------------------------------------
Stock A##  7/22/1996   12.71%   -4.61%     7.48%
-------------------------------------------------------
Stock B#   7/22/1996   18.44%   -4.22%     7.49%
-------------------------------------------------------
Stock B##  7/22/1996   13.44%   -4.58%     7.49%
-------------------------------------------------------
Stock C#   7/22/1996   18.61%   -4.14%     7.55%
-------------------------------------------------------
Stock C##  7/22/1996   16.42%   -4.33%     7.41%
-------------------------------------------------------
Stock Y#   7/22/1996   20.03%   -3.02%     8.80%
-------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

RAND L. ALEXANDER, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Stock Fund Class A, before sales charge, returned 4.50% for the six-month period ended April 30, 2004 in line with its Lipper Large Cap Core peer group average return of 4.5%, and behind the 6.27% return of its benchmark, the S&P 500 Index.

WHY DID THE FUND PERFORM THIS WAY?

The recovery in the U.S. equity markets continued at the end of 2003 into the early part of the new year. Strong earnings, low interest rates, merger activity, and signs of an improving employment picture propelled Indexes higher. These positive factors were offset somewhat by concerns over potential Federal Reserve interest rate increases, higher energy prices, renewed fears of terrorism following the bombings in Madrid, and volatility in Iraq.

The Fund's positive absolute returns during the period were driven by results in Consumer Staples, Energy, and Financials. In a reversal of the more speculative 2003 market environment that rewarded investments in Information Technology and Consumer Discretionary stocks, the defensive sectors were the strongest areas at the beginning of 2004. Among the Fund's top contributors on an absolute basis were Pfizer (Pharmaceuticals) and Exxon Mobil (Energy). The Fund's strongest area of relative stock selection was in Consumer Staples, boosted by holdings in Gillette (Household and Personal Products).

The Fund's relative results were held back by stock selection in Health Care, Consumer Discretionary, and its overweight in Information Technology. In Health Care, Wyeth (Pharmaceuticals) detracted from performance due to concerns about litigation regarding its diet drug. We continue to own Wyeth on the strength of their current product line. Information Technology was the only sector in the S&P 500 Index with a negative return during the reporting period and performance was hindered by being overweight the sector. Technology stocks, Hewlett Packard (Technology Hardware and Equipment) and Intel (Semiconductors and Semiconductor Equipment), detracted from absolute and relative performance. Despite recent sell-offs, the Fund continues to own each stock believing in the sustainability of their earnings growth.

WHAT IS YOUR OUTLOOK?

Our investment positioning continues to have a cyclical bias with on-going overweights in Industrials and Technology. During the quarter, we also increased our Energy overweight as data continues to support higher average commodity prices due to above-trend demand and relatively tight supply conditions longer term. The Fund is currently underweight in less cyclical sectors such as Telecommunications Services and Utilities. While we remain optimistic about the economy moving beyond the current stimulus-driven phase into a more durable recovery as supported by the recent jobs data, we expect the actual rate of economic growth to decelerate in the second half of the year. This transition may favor a gradual unwinding of our cyclical posture later in the year into more defensive areas of the market. Thus, we envision a maturing economic cycle that will likely provide lower absolute returns, but favor high quality, large cap stocks that can provide steadier, less leveraged earnings growth.

The Hartford Tax-Free California Fund
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW(3) 10/31/02 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                LEHMAN BROTHERS CALIFORNIA EXEMPT
                                                                 TAX-FREE CALIFORNIA FUND                     INDEX
                                                                 ------------------------       ---------------------------------
10/31/02                                                                  9550.00                           10000.00
                                                                          9476.00                            9985.00
                                                                          9718.00                           10166.00
                                                                          9620.00                           10116.00
                                                                          9814.00                           10269.00
                                                                          9805.00                           10274.00
                                                                          9863.00                           10562.00
                                                                         10116.00                           10630.00
                                                                         10000.00                           10549.00
                                                                          9437.00                           10152.00
                                                                          9540.00                           10234.00
                                                                          9869.00                           10529.00
10/03                                                                     9842.00                           10491.00
                                                                          9990.00                           10618.00
                                                                         10087.00                           10704.00
                                                                         10142.00                           10770.00
                                                                         10337.00                           10948.00
                                                                         10319.00                           10923.00
4/04                                                                     10018.00                           10652.00

    --- TAX-FREE CALIFORNIA FUND              --- LEHMAN BROTHERS CALIFORNIA EXEMPT
        $9,550  starting value                    INDEX
        $10,018 ending value                      $10,000 starting value
                                                  $10,652 ending value

AVERAGE ANNUAL TOTAL RETURNS(2) (as of 4/30/04)

                INCEPTION DATE   1 YEAR   SINCE INCEPTION
--------------------------------------------------------------
California A#     10/31/2002      1.56%        3.24%
--------------------------------------------------------------
California A##    10/31/2002     -3.02%        0.12%
--------------------------------------------------------------
California B#     10/31/2002      0.75%        2.45%
--------------------------------------------------------------
California B##    10/31/2002     -4.12%       -0.18%
--------------------------------------------------------------
California C#     10/31/2002      1.05%        2.65%
--------------------------------------------------------------
California C##    10/31/2002     -0.96%        1.97%
--------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

CHARLES GRANDE
Senior Vice President
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2004, The Hartford Tax-Free California Fund Class A placed in the 1st quartile with a total return, before sales charge, of 1.78% versus a return of 1.01% for the Lipper peer group and 1.53% for the Lehman Brothers California Exempt Index.

The primary objective of The Hartford Tax Free California Fund is to provide current income exempt from both federal and California income tax. As of April 30, 2004, the SEC yield for the Fund's Class A shares was 3.81%.

WHY DID THE FUND PERFORM THIS WAY?

Fund performance was strong due to an overweight in health care and special assessment bonds, as well as bonds maturing 22 years and longer at a time when rates rallied. We added exposure to revenue bonds versus general obligation debt for the incremental yield they offer the portfolio.

During the past six months we liquidated the Fund's exposure to tobacco bonds that are secured solely by payments from the tobacco companies to the states. We have, however, maintained a position in California tobacco bonds that are additionally supported by the state. Eliminating the Fund's exposure to the tobacco bonds has caused a reduction in Fund yield. We believe this reduction in yield is prudent given our expectation for future increased price volatility (negative total return) due to new legal issues surrounding the market for these bonds. After we sold the bonds, Moody's downgraded a portion of New York's tobacco debt to non-investment grade. We believe Moody's downgrade will eventually have negative consequences for all tobacco bonds. In fact, tobacco bonds recently demonstrated underperformance to general benchmarks, and thus our sales positively assisted Fund performance.

Airline debt provided solid returns in 2003 (and our lack of exposure hindered performance during that time), but our long term view for this debt is negative. In early 2004, Fund performance was assisted by a lack of exposure to airline special facility debt, in particular UAL debt securing LAX and San Francisco Special Facility Bonds. Airline bonds experienced a steep price decline after the judge in the UAL bankruptcy ruled against bondholders in March in a decision regarding the security supporting this debt. The Fund also benefited from exposure to special assessment bonds. California's three most populous regions, Los Angeles, San Diego and San Francisco face a housing shortage after a 47% decline in new construction during the 1990's. We continue to favor non-rated special assessment debt for new housing developments in these areas.

WHAT IS YOUR OUTLOOK?

More recently, we have taken a defensive posture in light of our expectation of increasing rates. We have moved shorter on the yield curve and have reduced credit quality to decrease interest rate exposure while maintaining the yield.

Positive news abounds from California. In February the state reported 8,800 new jobs, leading the rest of the states in new job growth. On March 2, California voters approved a $15 billion bond bailout measure helping the state avoid a cash crisis in June. In our opinion, the state is still not out of the woods, although passage of the deficit financing has placed a bottom on the state's credit rating. State credit spreads may experience some marginal widening due to the extraordinary volume of issuance. We believe higher interest rates will reduce municipal bond issuance. The lower supply will occur in the face of greater interest from retail buyers attracted by the achievable higher rates, and crossover buyers attracted by the cheapness of municipal product. As a result, we expect the municipal market to be set up for strong performance.

The Hartford Tax-Free Minnesota Fund
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW(7,9) 4/30/94 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge
(LINE GRAPH)

                                                                                                  LEHMAN BROTHERS MUNICIPAL BOND
                                                                  TAX-FREE MINNESOTA FUND                     INDEX
                                                                  -----------------------         ------------------------------
4/30/94                                                                    9543.00                            9915.00
                                                                           9377.00                            9735.00
                                                                           9589.00                            9950.00
                                                                           9832.00                           10234.00
                                                                          10076.00                           10532.00
                                                                          10133.00                           10653.00
                                                                          10131.00                           10665.00
                                                                          10418.00                           11006.00
                                                                          10316.00                           10909.00
                                                                          10384.00                           11013.00
                                                                          10482.00                           11152.00
                                                                          10530.00                           11223.00
10/95                                                                     10680.00                           11386.00
                                                                          10831.00                           11575.00
                                                                          10940.00                           11686.00
                                                                          10987.00                           11774.00
                                                                          10910.00                           11695.00
                                                                          10770.00                           11546.00
                                                                          10743.00                           11513.00
                                                                          10749.00                           11508.00
                                                                          10849.00                           11634.00
                                                                          10939.00                           11739.00
                                                                          10923.00                           11736.00
                                                                          11057.00                           11900.00
10/96                                                                     11149.00                           12035.00
                                                                          11305.00                           12255.00
                                                                          11267.00                           12204.00
                                                                          11272.00                           12227.00
                                                                          11363.00                           12339.00
                                                                          11214.00                           12175.00
                                                                          11307.00                           12277.00
                                                                          11455.00                           12461.00
                                                                          11571.00                           12594.00
                                                                          11844.00                           12943.00
                                                                          11713.00                           12822.00
                                                                          11842.00                           12974.00
10/97                                                                     11914.00                           13057.00
                                                                          11976.00                           13134.00
                                                                          12142.00                           13325.00
                                                                          12248.00                           13463.00
                                                                          12229.00                           13467.00
                                                                          12232.00                           13479.00
                                                                          12166.00                           13418.00
                                                                          12356.00                           13631.00
                                                                          12395.00                           13684.00
                                                                          12422.00                           13719.00
                                                                          12662.00                           13931.00
                                                                          12819.00                           14104.00
10/98                                                                     12763.00                           14104.00
                                                                          12815.00                           14153.00
                                                                          12841.00                           14189.00
                                                                          12965.00                           14358.00
                                                                          12904.00                           14295.00
                                                                          12893.00                           14315.00
                                                                          12932.00                           14350.00
                                                                          12831.00                           14267.00
                                                                          12667.00                           14062.00
                                                                          12704.00                           14113.00
                                                                          12614.00                           14000.00
                                                                          12600.00                           14006.00
10/99                                                                     12460.00                           13854.00
                                                                          12574.00                           14002.00
                                                                          12510.00                           13897.00
                                                                          12446.00                           13837.00
                                                                          12602.00                           13997.00
                                                                          12810.00                           14303.00
                                                                          12735.00                           14219.00
                                                                          12659.00                           14145.00
                                                                          12938.00                           14519.00
                                                                          13100.00                           14722.00
                                                                          13289.00                           14948.00
                                                                          13214.00                           14871.00
10/00                                                                     13364.00                           15033.00
                                                                          13462.00                           15147.00
                                                                          13829.00                           15521.00
                                                                          13914.00                           15675.00
                                                                          13973.00                           15725.00
                                                                          14069.00                           15865.00
                                                                          13879.00                           15694.00
                                                                          14044.00                           15862.00
                                                                          14124.00                           15969.00
                                                                          14332.00                           16205.00
                                                                          14543.00                           16472.00
                                                                          14480.00                           16417.00
10/01                                                                     14672.00                           16612.00
                                                                          14489.00                           16473.00
                                                                          14340.00                           16317.00
                                                                          14545.00                           16600.00
                                                                          14619.00                           16800.00
                                                                          14372.00                           16470.00
                                                                          14638.00                           16792.00
                                                                          14708.00                           16895.00
                                                                          14877.00                           17074.00
                                                                          15048.00                           17294.00
                                                                          15206.00                           17502.00
                                                                          15522.00                           17885.00
10/02                                                                     15209.00                           17588.00
                                                                          15101.00                           17514.00
                                                                          15456.00                           17884.00
                                                                          15384.00                           17839.00
                                                                          15618.00                           18089.00
                                                                          15605.00                           18100.00
                                                                          15669.00                           18219.00
                                                                          16087.00                           18645.00
                                                                          15999.00                           18565.00
                                                                          15358.00                           17915.00
                                                                          15454.00                           18050.00
                                                                          15971.00                           18580.00
10/03                                                                     15853.00                           18488.00
                                                                          16039.00                           18680.00
                                                                          16197.00                           18835.00
                                                                          16263.00                           18942.00
                                                                          16514.00                           19226.00
                                                                          16488.00                           19159.00
04/04                                                                     16088.00                           18705.00

    --- TAX-FREE MINNESOTA FUND               --- LEHMAN BROTHERS MUNICIPAL BOND INDEX
        $9,550  starting value                    $10,000 starting value
        $16,088 ending value                      $18,705 ending value

PORTFOLIO MANAGER

CHARLES GRANDE
Senior Vice President

AVERAGE ANNUAL TOTAL RETURNS(7,8) (as of 4/30/04)

                 INCEPTION        1        5      10       SINCE
                    DATE         YEAR    YEAR    YEAR    INCEPTION
-----------------------------------------------------------------------
Minnesota A#       6/2/1986      2.67%   4.47%   5.35%     6.07%
-----------------------------------------------------------------------
Minnesota A##      6/2/1986     -1.98%   3.51%   4.87%     5.80%
-----------------------------------------------------------------------
Minnesota B#     11/14/1994      1.96%   3.68%    NA*      NA*
-----------------------------------------------------------------------
Minnesota B##    11/14/1994     -2.94%   3.33%    NA*      NA*
-----------------------------------------------------------------------
Minnesota C#     11/14/1994      1.86%   3.63%    NA       5.04%
-----------------------------------------------------------------------
Minnesota C##    11/14/1994     -0.16%   3.25%    NA       4.93%
-----------------------------------------------------------------------
Minnesota E#       6/2/1986      2.93%   4.74%   5.49%     6.15%
-----------------------------------------------------------------------
Minnesota E##      6/2/1986     -1.70%   3.78%   5.00%     5.88%
-----------------------------------------------------------------------
Minnesota H#     11/14/1994      1.91%   3.70%    NA*      NA*
-----------------------------------------------------------------------
Minnesota H##    11/14/1994     -2.01%   3.36%    NA*      NA*
-----------------------------------------------------------------------
Minnesota L#     11/14/1994      2.67%   4.49%    NA       5.87%
-----------------------------------------------------------------------
Minnesota L##    11/14/1994     -1.96%   3.53%    NA       5.36%
-----------------------------------------------------------------------
Minnesota M#     11/14/1994      2.01%   3.75%    NA*      NA*
-----------------------------------------------------------------------
Minnesota M##    11/14/1994     -1.91%   3.41%    NA*      NA*
-----------------------------------------------------------------------
Minnesota N#     11/14/1994      1.91%   3.77%    NA       5.08%
-----------------------------------------------------------------------
Minnesota N##    11/14/1994      0.93%   3.77%    NA       5.08%
-----------------------------------------------------------------------
Minnesota Y#      2/19/2002      2.90%    NA      NA       5.04%
-----------------------------------------------------------------------

 # Without sales charge
 ## With sales charge
NA Not Applicable
  * 10 year and inception returns are not applicable for Classes
    B, H and M because after 8 years Class B converts to Class A and Classes H and M convert to Class L.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2004, The Hartford Tax Free Minnesota Fund Class A placed in the 1st quartile with a total return, before sales charge, of 1.48% versus a return of 1.15% for the Lipper peer group, a return of 1.19% for the Lehman Brothers Municipal Bond Index and a return of 1.23% for the Lehman Brothers Minnesota Exempt Index.

The primary objective of The Hartford Tax-Free Minnesota Fund is to provide current income exempt from both federal income tax and Minnesota state personal income tax. As of April 30, 2004, the SEC yield for this Fund's Class A shares is 3.30%.

WHY DID THE FUND PERFORM THIS WAY?

The Fund posted solid performance, in spite of the lack of new issuance from the State. Contributing to performance were the high quality liquid bonds, which provided price appreciation in a market lacking bonds. The Fund added exposure to industrial revenue bonds, which have provided good incremental yield. Recently, we have taken a more defensive posture in light of our expectation of increasing rates. To maintain yield, we moved shorter on the yield curve and reduced the credit quality. This has also helped to limit the Fund's interest rate exposure.

During the past six months we liquidated the Fund's exposure to tobacco bonds that are secured solely by payments from the tobacco companies to the states. Eliminating the Fund's exposure to these bonds has caused a reduction in Fund yield. We believe this reduction in yield is prudent given our expectation for future increased price volatility (negative total return) due to new legal issues surrounding the market for these bonds. After we sold the bonds, Moody's downgraded a portion of New York's tobacco debt to non-investment grade. We believe Moody's downgrade will eventually have negative consequences for all tobacco bonds. In fact, tobacco bonds recently demonstrated underperformance to general benchmarks, and thus our sale of the bonds assisted Fund performance.

Although airline debt provided solid returns in 2003 (and our lack of exposure hindered performance during that time), our long-term outlook for this debt is negative. Performance in 2004 was assisted by the lack of exposure to airline bonds. The bonds experienced a steep price decline after the judge in the UAL bankruptcy ruled against the bondholders in March in a decision regarding the security supporting this debt.

In our search for diversification and incremental yield, we began to actively purchase Minnesota charter school debt. Minnesota is one of the states with the strongest support for charter schools, which dates back to 1991. We like established charter schools with at least 5 years of operational history.

WHAT IS YOUR OUTLOOK?

Over the past few months, we have taken a more defensive posture in light of our expectation of increasing rates. We have reduced credit quality, and have moved shorter on the yield curve to maintain the yield, while limiting interest rate exposure.

We believe expectations for higher interest rates will limit future issuance and certainly delay the issuance of refunding debt. The lower supply will occur in the face of greater interest from retail buyers (attracted by higher rates) and crossover buyers (attracted by the cheapness of the municipal market). In this scenario, we expect the municipal market will be set up for out performance.

Our prospects for Minnesota and the new governor are positive as we believe the regional economy will improve in 2004 allowing replenishment of state reserves. We do not expect the state to suffer additional downgrades in the coming year and see a possible return to "AAA" status in the not too distant future. We are encouraged by what we see as the early underpinnings of an economic recovery in Minnesota.

The Hartford Tax-Free National Fund
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW(7,9) 4/30/94 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge
(LINE GRAPH)

                                                                                                  LEHMAN BROTHERS MUNICIPAL BOND
                                                                   TAX-FREE NATIONAL FUND                     INDEX
                                                                   ----------------------         ------------------------------
4/30/94                                                                    9452.00                            9915.00
                                                                           9310.00                            9735.00
                                                                           9540.00                            9950.00
                                                                           9793.00                           10234.00
                                                                          10086.00                           10532.00
                                                                          10134.00                           10653.00
                                                                          10134.00                           10665.00
                                                                          10461.00                           11006.00
                                                                          10297.00                           10909.00
                                                                          10384.00                           11013.00
                                                                          10499.00                           11152.00
                                                                          10546.00                           11223.00
10/95                                                                     10711.00                           11386.00
                                                                          10937.00                           11575.00
                                                                          11053.00                           11686.00
                                                                          11109.00                           11774.00
                                                                          10996.00                           11695.00
                                                                          10832.00                           11546.00
                                                                          10777.00                           11513.00
                                                                          10783.00                           11508.00
                                                                          10881.00                           11634.00
                                                                          11009.00                           11739.00
                                                                          10985.00                           11736.00
                                                                          11146.00                           11900.00
10/96                                                                     11266.00                           12035.00
                                                                          11470.00                           12255.00
                                                                          11403.00                           12204.00
                                                                          11399.00                           12227.00
                                                                          11489.00                           12339.00
                                                                          11326.00                           12175.00
                                                                          11418.00                           12277.00
                                                                          11584.00                           12461.00
                                                                          11708.00                           12594.00
                                                                          12090.00                           12943.00
                                                                          11901.00                           12822.00
                                                                          12058.00                           12974.00
10/97                                                                     12129.00                           13057.00
                                                                          12189.00                           13134.00
                                                                          12398.00                           13325.00
                                                                          12524.00                           13463.00
                                                                          12495.00                           13467.00
                                                                          12477.00                           13479.00
                                                                          12369.00                           13418.00
                                                                          12606.00                           13631.00
                                                                          12629.00                           13684.00
                                                                          12642.00                           13719.00
                                                                          12859.00                           13931.00
                                                                          13020.00                           14104.00
10/98                                                                     12975.00                           14104.00
                                                                          13010.00                           14153.00
                                                                          13046.00                           14189.00
                                                                          13176.00                           14358.00
                                                                          13095.00                           14295.00
                                                                          13073.00                           14315.00
                                                                          13121.00                           14350.00
                                                                          13004.00                           14267.00
                                                                          12778.00                           14062.00
                                                                          12815.00                           14113.00
                                                                          12697.00                           14000.00
                                                                          12686.00                           14006.00
10/99                                                                     12506.00                           13854.00
                                                                          12653.00                           14002.00
                                                                          12568.00                           13897.00
                                                                          12496.00                           13837.00
                                                                          12671.00                           13997.00
                                                                          12920.00                           14303.00
                                                                          12837.00                           14219.00
                                                                          12753.00                           14145.00
                                                                          13071.00                           14519.00
                                                                          13239.00                           14722.00
                                                                          13445.00                           14948.00
                                                                          13362.00                           14871.00
10/00                                                                     13507.00                           15033.00
                                                                          13601.00                           15147.00
                                                                          14029.00                           15521.00
                                                                          14124.00                           15675.00
                                                                          14155.00                           15725.00
                                                                          14273.00                           15865.00
                                                                          14015.00                           15694.00
                                                                          14172.00                           15862.00
                                                                          14274.00                           15969.00
                                                                          14500.00                           16205.00
                                                                          14808.00                           16472.00
                                                                          14722.00                           16417.00
10/01                                                                     14921.00                           16612.00
                                                                          14725.00                           16473.00
                                                                          14519.00                           16317.00
                                                                          14784.00                           16600.00
                                                                          14923.00                           16800.00
                                                                          14597.00                           16470.00
                                                                          14912.00                           16792.00
                                                                          15039.00                           16895.00
                                                                          15205.00                           17074.00
                                                                          15411.00                           17294.00
                                                                          15605.00                           17502.00
                                                                          15979.00                           17885.00
10/02                                                                     15648.00                           17588.00
                                                                          15508.00                           17514.00
                                                                          15927.00                           17884.00
                                                                          15818.00                           17839.00
                                                                          16092.00                           18089.00
                                                                          16070.00                           18100.00
                                                                          16208.00                           18219.00
                                                                          16662.00                           18645.00
                                                                          16537.00                           18565.00
                                                                          15776.00                           17915.00
                                                                          15932.00                           18050.00
                                                                          16409.00                           18580.00
10/03                                                                     16302.00                           18488.00
                                                                          16498.00                           18680.00
                                                                          16673.00                           18835.00
                                                                          16788.00                           18942.00
                                                                          17054.00                           19226.00
                                                                          17019.00                           19159.00
4/04                                                                      16591.00                           18705.00

    --- TAX-FREE NATIONAL FUND                 --- LEHMAN BROTHERS MUNICIPAL BOND INDEX
        $9,550  starting value                     $10,000 starting value
        $16,591 ending value                       $18,705 ending value

PORTFOLIO MANAGER

CHARLES GRANDE
Senior Vice President

AVERAGE ANNUAL TOTAL RETURNS(7,8) (as of 4/30/04)

              INCEPTION      1        5      10       SINCE
                 DATE       YEAR    YEAR    YEAR    INCEPTION
------------------------------------------------------------------
National A#     6/2/1986    2.36%   4.81%   5.68%     6.53%
------------------------------------------------------------------
National A##    6/2/1986   -2.26%   3.85%   5.19%     6.25%
------------------------------------------------------------------
National B#   11/14/1994    1.64%   3.84%    NA*      NA*
------------------------------------------------------------------
National B##  11/14/1994   -3.24%   3.50%    NA*      NA*
------------------------------------------------------------------
National C#   11/14/1994    1.64%   3.90%    NA       5.47%
------------------------------------------------------------------
National C##  11/14/1994   -0.38%   3.52%    NA       5.36%
------------------------------------------------------------------
National E#     6/2/1986    2.66%   4.91%   5.73%     6.56%
------------------------------------------------------------------
National E##    6/2/1986   -1.98%   3.95%   5.24%     6.28%
------------------------------------------------------------------
National H#   11/14/1994    1.66%   3.90%    NA*      NA*
------------------------------------------------------------------
National H##  11/14/1994   -2.24%   3.56%    NA*      NA*
------------------------------------------------------------------
National L#   11/14/1994    2.41%   4.67%    NA       6.27%
------------------------------------------------------------------
National L##  11/14/1994   -2.23%   3.71%    NA       5.75%
------------------------------------------------------------------
National M#   11/14/1994    1.66%   3.90%    NA*      NA*
------------------------------------------------------------------
National M##  11/14/1994   -2.24%   3.56%    NA*      NA*
------------------------------------------------------------------
National N#   11/14/1994    1.66%   3.89%    NA       5.47%
------------------------------------------------------------------
National N##  11/14/1994    0.69%   3.89%    NA       5.47%
------------------------------------------------------------------
National Y#    2/19/2002    2.66%    NA      NA       5.49%
------------------------------------------------------------------

 # Without sales charge
 ## With sales charge
NA Not Applicable
  * 10 year and inception returns are not applicable for Classes
    B, H and M because after 8 years Class B converts to Class A and Classes H and M convert to Class L.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2004, The Hartford Tax-Free National Fund Class A placed in the 1st quartile with a total return, before sales charge, of 1.77% versus a return of 0.94% for the Lipper peer group and 1.19% for the Lehman Brothers Municipal Bond Index.

The primary objective of The Hartford National Tax-Free Fund is to provide current income exempt from federal income tax. As of April 30, 2004, the SEC yield for this Fund's Class A share is 3.63%.

WHY DID THE FUND PERFORM THIS WAY?

The Fund benefited by moving from short dated bonds to the longer maturities, in anticipation of a stronger bond market and to enhance the yield on the portfolio. While the Fund was long in duration, rates rallied and the Fund benefitted from this rally. Recently, we have taken a more defensive posture in light of our expectation of increasing rates. To maintain yield, we have moved shorter on the yield curve and have reduced credit quality. This has also helped to limit the Fund's interest rate risk.

During the past six months we liquidated the Fund's exposure to tobacco bonds that are secured solely by payments from the tobacco companies to the states. Eliminating the Fund's exposure to these bonds has caused a reduction in Fund yield. We believe this reduction in yield is prudent given our expectation for future increased price volatility (negative total return) due to new legal issues surrounding the market for these bonds. After we sold the bonds, Moody's downgraded a portion of New York's tobacco debt to non-investment grade. We believe Moody's downgrade will eventually have negative consequences for all tobacco bonds. In fact, tobacco bonds recently demonstrated underperformance to general benchmarks, and thus eliminating the bonds from the portfolio assisted Fund performance.

In our search for diversification and incremental yield we began purchasing charter schools in Arizona and New Mexico. We favor established charter schools with 3 to 5 years of operational history and prefer schools with a niche not being served by public schools, such as teaching English as a second language. We also actively purchased industrial revenue bonds over the past six months for the incremental yield these bonds offer. Airline debt performed strongly during the past six months but the Fund was underweight this sector. While the bonds have performed well over the short term, we have a negative long-term bias to this sector. This is further supported by the fact that airline bonds experienced a steep price decline after the judge in the UAL bankruptcy case ruled against the bondholders in March in a decision regarding the security supporting this debt.

WHAT IS YOUR OUTLOOK?

We are positioning the portfolio for a rising rate environment and are decreasing the credit quality of the portfolio to mitigate any underperformance that may occur due to interest rate sensitivity, which should benefit the total return of the portfolio. In addition, we believe the credit profile of lower rated credits will improve with national economic growth. Expectations for higher interest rates will limit future issuance and certainly delay the issuance of refunding debt. The lower supply will occur in the face of greater interest from retail buyers (attracted by the achievable higher rates) and crossover buyers (attracted by the cheapness of the municipal market). Thus the municipal market will be set up for out-performance.

The Hartford Tax-Free New York Fund
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW(3) 10/31/02 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                   TAX-FREE NEW YORK FUND          LEHMAN NEW YORK EXEMPT INDEX
                                                                   ----------------------          ----------------------------
10/31/02                                                                   9550.00                           10000.00
                                                                           9474.00                            9945.00
                                                                           9733.00                           10161.00
                                                                           9660.00                           10138.00
                                                                           9831.00                           10275.00
                                                                           9850.00                           10285.00
                                                                           9937.00                           10349.00
                                                                          10256.00                           10584.00
                                                                          10168.00                           10542.00
                                                                           9643.00                           10185.00
                                                                           9752.00                           10267.00
                                                                          10097.00                           10562.00
10/03                                                                     10030.00                           10514.00
                                                                          10171.00                           10621.00
                                                                          10319.00                           10698.00
                                                                          10384.00                           10757.00
                                                                          10577.00                           10914.00
                                                                          10538.00                           10873.00
4/04                                                                      10225.00                           10626.00

    --- TAX-FREE NEW YORK FUND                --- LEHMAN NEW YORK EXEMPT INDEX
        $9,550  starting value                    $10,000 starting value
        $10,225 ending value                      $10,626 ending value

AVERAGE ANNUAL TOTAL RETURNS(2) (as of 4/30/04)

              INCEPTION DATE   1 YEAR   SINCE INCEPTION
------------------------------------------------------------
New York A#     10/31/2002      2.90%        4.66%
------------------------------------------------------------
New York A##    10/31/2002     -1.71%        1.50%
------------------------------------------------------------
New York B#     10/31/2002      2.27%        4.00%
------------------------------------------------------------
New York B##    10/31/2002     -2.64%        1.36%
------------------------------------------------------------
New York C#     10/31/2002      2.27%        4.00%
------------------------------------------------------------
New York C##    10/31/2002      0.25%        3.31%
------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

CHARLES GRANDE
Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2004, The Hartford Tax-Free New York Fund Class A placed in the 1st quartile with a total return, before sales charge, of 1.94% versus a return of 0.71% for the Lipper peer group and 1.07% for the Lehman Brothers New York Exempt Index.

The primary objective of The Hartford Tax-Free New York Fund is to provide current income exempt from federal and New York and New York City income tax. As of April 30, 2004, the SEC yield for the Fund's Class A shares is 3.53%.

WHY DID THE FUND PERFORM THIS WAY?

The Fund experienced strong performance early in the period as a result of the rally that occurred at the end of 2003, which rewarded bondholders who were long in duration. We had been increasing the duration in expectation of a rally and to pick up incremental yield. The Fund received additional incremental yield from exposure to industrial revenue bonds.

During the past six months we liquidated the Fund's exposure to tobacco bonds that are secured solely by payments from the tobacco companies to the states. We have, however, maintained a position in New York tobacco bonds that are additionally supported by the State. Eliminating the Fund's exposure to these bonds has caused a reduction in Fund yield. We believe this reduction in yield is prudent given our expectation for future increased price volatility (negative total return) due to new legal issues surrounding the market for these bonds. After we sold the bonds, Moody's downgraded a portion of New York's tobacco debt to non-investment grade. We believe Moody's downgrade will eventually have negative consequences for all tobacco bonds. In fact, tobacco bonds recently demonstrated underperformance to general benchmarks, and thus our sale of the bonds assisted Fund performance.

Airline debt provided solid returns in 2003 (and our lack of exposure hindered performance during that time), but the industry has become quite volatile. Fund performance was assisted by the lack of exposure to airline bonds in 2004. Airline bonds experienced a steep price decline in March after the judge in the UAL bankruptcy filing ruled against bondholders in a decision regarding the security supporting this debt.

WHAT IS YOUR OUTLOOK?

Over the past few months, we have taken a more defensive posture in light of our expectation of increasing rates. We have moved shorter on the yield curve and have lowered credit quality to reduce interest rate exposure, while maintaining yield.

We note that for the 20th consecutive year, New York State begins its fiscal year without a budget in place. However, we believe the early signs of economic recovery are apparent. New York City reports improved property tax receipts, a continued rise in high-end residential real estate and increased personal income tax receipts from improved performance on Wall Street leading to solid bonuses. We are convinced New York City will lead the state in economic recovery. Expectations for higher interest rates will limit future issuance and certainly delay the issuance of refunding debt. The lower supply will occur in the face of greater interest from retail buyers (attracted by higher rates) and crossover buyers (attracted by the cheapness of the municipal market). Thus the municipal market is expected to outperform.

The Hartford Total Return Bond Fund
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW(3) 7/22/96 - 10/31/03
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                              LEHMAN BROTHERS U.S. AGGREGATE BOND
                                                                TOTAL RETURN BOND FUND                       INDEX
                                                                ----------------------        -----------------------------------
7/22/96                                                                 9550.00                            10000.00
                                                                        9569.00                            10027.00
                                                                        9562.00                            10010.00
                                                                        9751.00                            10184.00
10/96                                                                   9958.00                            10410.00
                                                                       10168.00                            10588.00
                                                                       10097.00                            10490.00
                                                                       10153.00                            10522.00
                                                                       10186.00                            10549.00
                                                                       10054.00                            10431.00
                                                                       10205.00                            10588.00
                                                                       10315.00                            10689.00
                                                                       10464.00                            10816.00
                                                                       10811.00                            11108.00
                                                                       10694.00                            11013.00
                                                                       10865.00                            11175.00
10/97                                                                  10960.00                            11337.00
                                                                       11034.00                            11389.00
                                                                       11187.00                            11504.00
                                                                       11339.00                            11652.00
                                                                       11332.00                            11642.00
                                                                       11381.00                            11682.00
                                                                       11419.00                            11743.00
                                                                       11533.00                            11854.00
                                                                       11618.00                            11955.00
                                                                       11618.00                            11980.00
                                                                       11693.00                            12175.00
                                                                       12008.00                            12460.00
10/98                                                                  11871.00                            12394.00
                                                                       11996.00                            12465.00
                                                                       12027.00                            12502.00
                                                                       12122.00                            12591.00
                                                                       11818.00                            12371.00
                                                                       11878.00                            12439.00
                                                                       11940.00                            12479.00
                                                                       11769.00                            12369.00
                                                                       11697.00                            12329.00
                                                                       11655.00                            12276.00
                                                                       11632.00                            12270.00
                                                                       11739.00                            12412.00
10/99                                                                  11766.00                            12458.00
                                                                       11770.00                            12457.00
                                                                       11702.00                            12397.00
                                                                       11673.00                            12356.00
                                                                       11813.00                            12506.00
                                                                       11970.00                            12671.00
                                                                       11951.00                            12634.00
                                                                       11940.00                            12628.00
                                                                       12212.00                            12891.00
                                                                       12293.00                            13008.00
                                                                       12434.00                            13196.00
                                                                       12505.00                            13280.00
10/00                                                                  12539.00                            13367.00
                                                                       12733.00                            13586.00
                                                                       13017.00                            13839.00
                                                                       13302.00                            14066.00
                                                                       13381.00                            14189.00
                                                                       13398.00                            14259.00
                                                                       13378.00                            14200.00
                                                                       13452.00                            14285.00
                                                                       13430.00                            14339.00
                                                                       13740.00                            14660.00
                                                                       13893.00                            14829.00
                                                                       13928.00                            15002.00
10/01                                                                  14162.00                            15316.00
                                                                       14084.00                            15105.00
                                                                       14020.00                            15008.00
                                                                       14075.00                            15129.00
                                                                       14130.00                            15276.00
                                                                       13909.00                            15023.00
                                                                       14178.00                            15314.00
                                                                       14327.00                            15444.00
                                                                       14304.00                            15579.00
                                                                       14335.00                            15767.00
                                                                       14609.00                            16034.00
                                                                       14745.00                            16293.00
10/02                                                                  14798.00                            16218.00
                                                                       14958.00                            16213.00
                                                                       15323.00                            16549.00
                                                                       15450.00                            16564.00
                                                                       15685.00                            16793.00
                                                                       15705.00                            16779.00
                                                                       15905.00                            16918.00
                                                                       16243.00                            17233.00
                                                                       16229.00                            17199.00
                                                                       15739.00                            16621.00
                                                                       15847.00                            16730.00
                                                                       16274.00                            17174.00
10/03                                                                  16153.00                            17014.00
                                                                       16211.00                            17055.00
                                                                       16416.00                            17229.00
                                                                       16544.00                            17367.00
                                                                       16676.00                            17554.00
                                                                       16769.00                            17686.00
4/04                                                                   16362.00                            17226.00

    --- TOTAL RETURN BOND FUND             --- LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX
        $9,550  starting value                 $10,000 starting value
        $16,362 ending value                   $17,226 ending value

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 4/30/04)

                  INCEPTION                       SINCE
                    DATE      1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------------
Total Return
  A#............  7/22/1996    2.85%   6.51%      7.16%
--------------------------------------------------------------
Total Return
  A##...........  7/22/1996   -1.80%   5.52%      6.53%
--------------------------------------------------------------
Total Return
  B#............  7/22/1996    2.13%   5.77%      6.40%
--------------------------------------------------------------
Total Return
  B##...........  7/22/1996   -2.65%   5.45%      6.40%
--------------------------------------------------------------
Total Return
  C#............  7/22/1996    2.22%   5.77%      6.41%
--------------------------------------------------------------
Total Return
  C##...........  7/22/1996    0.20%   5.55%      6.27%
--------------------------------------------------------------
Total Return
  Y#............  7/22/1996    3.33%   7.00%      7.65%


--------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

NASRI TOUTOUNGI
Managing Director

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2004, The Hartford Total Return Bond Fund Class A placed in the 2nd quartile with a total return, before sales charge, of 1.26% versus a return of 1.17% for the Lipper peer group and 1.25% for the Lehman Brothers U.S. Aggregate Bond Index.

WHY DID THE FUND PERFORM THIS WAY?

The fixed income markets reacted with concern about the lack of job creation in what was otherwise seen as a growing economy. Key indicators picked up steam in March when, on April 2nd, it was announced that the March non-farm payroll grew by 308,000, pointing to evidence of a sustainable recovery. Housing data indicated that while the market had cooled from its record pace, activity remained at historical levels. Improved corporate balance sheets further pointed to an improving economy.

Over the past six months, the Fund benefited from judicious sector positioning, with exposure to high yield, corporate bonds, and non dollar securities. High yield bonds experienced their second best year for performance in 2003, while the Euro had a very strong showing in the latter parts of the year. Being underweight to mortgages toward the end of 2003 contributed positively to the performance; however, mortgages performed well in the first quarter 2004 and being underweight became a drag on performance. Also, while interest rate and yield curve decisions were positive for the Fund earlier in the past six months, the Fund was positioned to take advantage of a flatter yield curve in 2004 than had actually occurred, which also negatively affected performance.

WHAT IS YOUR OUTLOOK?

Overall we expect rates to move slightly higher in the coming months. Market pricing appears inconsistent with the pickup in the economy and jobs. Recent statements by the Fed, as a result of an improvement in the labor market, suggest an effort to guide markets to higher rates. Intervention flows from Japan, which have provided strong demand for Treasuries so far this year, dried up with the yen moving lower versus the dollar. We expect the backup in rates to be led by the five and 10-year maturity sectors.

We remain constructive on corporate bond spreads and will continue to favor "BBB" securities. While mortgage backed securities are good income generators, we are concerned about price depreciation in the event of a significant move in interest rates and as such, we will underweight these areas. We will remain underinvested in agency debentures due to the increased level of scrutiny they are experiencing and the potential negative effect on prices. We have increased our sovereign foreign bonds exposure, mostly on a hedged basis. In a rising rate environment, European bonds should do well versus U.S. bonds. Currently, the Fund holds 7% in foreign government or quasi government bonds. In addition, we have initiated a 1% position in Treasury Inflation Protected Securities, as they should offer good fundamental value long term. We will be watching for leading indicators of inflation before we increase our position in these securities.

The Hartford U.S. Government Securities Fund
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW(7,9) 4/30/94 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge
(LINE GRAPH)

                                              U.S. GOVERNMENT SECURITIES        LEHMAN BROTHERS        LEHMAN BROTHERS U.S. GOV'T
                                                         FUND              INTERMEDIATE GOV'T INDEX*             INDEX*
                                              --------------------------   -------------------------   --------------------------
4/30/94                                                 9485.00                    10088.00                      9999.00
                                                        9459.00                    10043.00                      9981.00
                                                        9520.00                    10076.00                     10042.00
                                                        9693.00                    10240.00                     10229.00
                                                        9888.00                    10437.00                     10449.00
                                                        9940.00                    10495.00                     10515.00
                                                       10059.00                    10616.00                     10652.00
                                                       10358.00                    10916.00                     11082.00
                                                       10431.00                    10985.00                     11167.00
                                                       10401.00                    10991.00                     11126.00
                                                       10521.00                    11081.00                     11256.00
                                                       10615.00                    11156.00                     11364.00
10/95                                                  10768.00                    11278.00                     11537.00
                                                       10910.00                    11415.00                     11717.00
                                                       11041.00                    11528.00                     11883.00
                                                       11113.00                    11625.00                     11956.00
                                                       10923.00                    11502.00                     11712.00
                                                       10853.00                    11450.00                     11614.00
                                                       10792.00                    11416.00                     11540.00
                                                       10778.00                    11410.00                     11521.00
                                                       10908.00                    11526.00                     11669.00
                                                       10929.00                    11562.00                     11698.00
                                                       10913.00                    11575.00                     11673.00
                                                       11107.00                    11725.00                     11866.00
10/96                                                  11329.00                    11917.00                     12127.00
                                                       11514.00                    12061.00                     12338.00
                                                       11411.00                    11996.00                     12213.00
                                                       11447.00                    12042.00                     12226.00
                                                       11469.00                    12062.00                     12243.00
                                                       11339.00                    11993.00                     12113.00
                                                       11504.00                    12129.00                     12288.00
                                                       11604.00                    12223.00                     12393.00
                                                       11732.00                    12328.00                     12532.00
                                                       12030.00                    12555.00                     12888.00
                                                       11931.00                    12507.00                     12761.00
                                                       12109.00                    12643.00                     12952.00
10/97                                                  12275.00                    12790.00                     13176.00
                                                       12308.00                    12818.00                     13243.00
                                                       12422.00                    12923.00                     13382.00
                                                       12590.00                    13091.00                     13583.00
                                                       12566.00                    13077.00                     13546.00
                                                       12609.00                    13118.00                     13584.00
                                                       12653.00                    13181.00                     13645.00
                                                       12779.00                    13271.00                     13786.00
                                                       12906.00                    13361.00                     13943.00
                                                       12922.00                    13412.00                     13964.00
                                                       13189.00                    13666.00                     14327.00
                                                       13513.00                    13985.00                     14714.00
10/98                                                  13390.00                    14008.00                     14664.00
                                                       13449.00                    13965.00                     14668.00
                                                       13480.00                    14019.00                     14701.00
                                                       13537.00                    14082.00                     14786.00
                                                       13266.00                    13889.00                     14434.00
                                                       13337.00                    13981.00                     14490.00
                                                       13366.00                    14019.00                     14524.00
                                                       13237.00                    13933.00                     14396.00
                                                       13181.00                    13953.00                     14367.00
                                                       13124.00                    13955.00                     14345.00
                                                       13096.00                    13974.00                     14345.00
                                                       13259.00                    14094.00                     14461.00
10/99                                                  13277.00                    14122.00                     14485.00
                                                       13281.00                    14132.00                     14464.00
                                                       13211.00                    14087.00                     14370.00
                                                       13157.00                    14040.00                     14390.00
                                                       13300.00                    14156.00                     14595.00
                                                       13460.00                    14318.00                     14852.00
                                                       13437.00                    14312.00                     14810.00
                                                       13414.00                    14351.00                     14819.00
                                                       13652.00                    14578.00                     15083.00
                                                       13768.00                    14675.00                     15229.00
                                                       13962.00                    14840.00                     15454.00
                                                       14081.00                    14969.00                     15498.00
10/00                                                  14186.00                    15072.00                     15646.00
                                                       14434.00                    15293.00                     15955.00
                                                       14730.00                    15563.00                     16272.00
                                                       14901.00                    15770.00                     16436.00
                                                       15056.00                    15915.00                     16624.00
                                                       15132.00                    16030.00                     16682.00
                                                       15044.00                    15979.00                     16512.00
                                                       15101.00                    16046.00                     16566.00
                                                       15121.00                    16097.00                     16643.00
                                                       15462.00                    16397.00                     17042.00
                                                       15624.00                    16543.00                     17253.00
                                                       15900.00                    16896.00                     17554.00
10/01                                                  16168.00                    17160.00                     18006.00
                                                       15934.00                    16955.00                     17603.00
                                                       15834.00                    16873.00                     17450.00
                                                       15918.00                    16946.00                     17563.00
                                                       16111.00                    17086.00                     17725.00
                                                       15894.00                    16828.00                     17340.00
                                                       16188.00                    17143.00                     17753.00
                                                       16313.00                    17263.00                     17860.00
                                                       16453.00                    17479.00                     18110.00
                                                       16742.00                    17808.00                     18508.00
                                                       16961.00                    18011.00                     18874.00
                                                       17250.00                    18320.00                     19316.00
10/02                                                  17192.00                    18308.00                     19162.00
                                                       17095.00                    18163.00                     18997.00
                                                       17548.00                    18499.00                     19456.00
                                                       17450.00                    18458.00                     19408.00
                                                       17721.00                    18667.00                     19720.00
                                                       17675.00                    18671.00                     19663.00
                                                       17781.00                    18723.00                     19754.00
                                                       18133.00                    19017.00                     20265.00
                                                       17967.00                    18986.00                     20160.00
                                                       17186.00                    18525.00                     19327.00
                                                       17248.00                    18558.00                     19435.00
                                                       17741.00                    18961.00                     20001.00
10/03                                                  17547.00                    18775.00                     19717.00
                                                       17590.00                    18777.00                     19741.00
                                                       17703.00                    18924.00                     19916.00
                                                       17816.00                    19026.00                     20082.00
                                                       18006.00                    19207.00                     20323.00
                                                       18142.00                    19341.00                     20501.00
4/04                                                   17725.00                    18908.00                     19884.00

    --- U.S. GOVERNMENT SECURITIES FUND     --- LEHMAN BROTHERS INTERMEDIATE GOV'T INDEX*
        $9,550  starting value                  $10,000 starting value
        $17,725 ending value                    $18,908 ending value
    -- LEHMAN BROTHERS U.S. GOV'T INDEX*
        $10,000 starting value
        $19,884 ending value

*The Fund has changed its benchmark from the Lehman Brothers Intermediate Gov't
 Index to the Lehman Brothers U.S. Government Index because the Lehman Brothers U.S. Government Index is better suited for the investment strategy of the fund.

PORTFOLIO MANAGER

CHRISTOPHER HANLON, CFA
Senior Vice President

AVERAGE ANNUAL TOTAL RETURNS(7,8) (as of 4/30/04)

              INCEPTION      1        5      10       SINCE
                 DATE       YEAR    YEAR    YEAR    INCEPTION
------------------------------------------------------------------
U.S. Gov
  A#........   2/28/1973   -0.31%   5.81%   6.38%     7.82%
------------------------------------------------------------------
U.S. Gov
  A##.......   2/28/1973   -4.78%   4.83%   5.89%     7.66%
------------------------------------------------------------------
U.S. Gov
  B#........  11/14/1994   -1.02%   4.87%    NA*      NA*
------------------------------------------------------------------
U.S. Gov
  B##.......  11/14/1994   -5.80%   4.54%    NA*      NA*
------------------------------------------------------------------
U.S. Gov
  C#........  11/14/1994   -1.02%   4.90%    NA       5.88%
------------------------------------------------------------------
U.S. Gov
  C##.......  11/14/1994   -3.01%   4.52%    NA       5.77%
------------------------------------------------------------------
U.S. Gov
  E#........   2/28/1973    0.00%   5.96%   6.45%     7.85%
------------------------------------------------------------------
U.S. Gov
  E##.......   2/28/1973   -4.49%   4.98%   5.96%     7.69%
------------------------------------------------------------------
U.S. Gov
  H#........  11/14/1994   -1.01%   4.90%    NA*      NA*
------------------------------------------------------------------
U.S. Gov
  H##.......  11/14/1994   -4.83%   4.57%    NA*      NA*
------------------------------------------------------------------
U.S. Gov
  L#........  11/14/1994   -0.25%   5.70%    NA       6.68%
------------------------------------------------------------------
U.S. Gov
  L##.......  11/14/1994   -4.73%   4.73%    NA       6.16%
------------------------------------------------------------------
U.S. Gov
  M#........  11/14/1994   -0.90%   4.92%    NA*      NA*
------------------------------------------------------------------
U.S. Gov
  M##.......  11/14/1994   -4.73%   4.59%    NA*      NA*
------------------------------------------------------------------
U.S. Gov
  N#........  11/14/1994   -1.11%   4.93%    NA       5.90%
------------------------------------------------------------------
U.S. Gov
  N##.......  11/14/1994   -2.06%   4.93%    NA       5.90%
------------------------------------------------------------------
U.S. Gov
  Y#........   2/19/2002    0.11%    NA      NA       5.04%
------------------------------------------------------------------

 # Without sales charge
 ## With sales charge
NA Not applicable
  * 10 year and inception returns are not applicable for Classes
    B, H and M because after 8 years Class B converts to Class A and Classes H and M convert to Class L.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2004, The Hartford U.S. Government Securities Fund Class A placed in the 1st quartile with a return, before sales charge, of 1.02% versus a return 0.56% for the Lipper peer group and 0.84% for the Lehman Brothers U.S. Government Securities Index.

The primary objective of The Hartford U.S. Government Securities Fund is to provide current income while maintaining preservation of capital consistent with prudent investment risk. As of April 30, 2004, the SEC yield for this Fund's Class A shares was 4.05%.

WHY DID THE FUND PERFORM THIS WAY?

The Treasury market traded in a tight range for much of the six-month period due to the lack of growth in the economy. After softening in February, key indicators picked up steam in March when, on April 2nd, it was announced that the March non-farm payroll grew by 308,000, pointing to evidence of a sustainable recovery. As a result, Treasury yields increased toward the end of the six-month period. Strong performance can be attributed to our allocations to mortgage backed securities (MBS), which had been outperforming Treasuries heading into March. In addition, the Fund maintained a solid yield during the period of declining interest rates by beneficial sector allocations and security selections.

WHAT IS YOUR OUTLOOK?

Interest rates should move higher in the coming months with a pickup in the economy and improvements in the labor markets. Monetary and fiscal stimulus appear to be having the long anticipated effect on economic growth as recent data released by the Bureau of Labor Statistics showed that new hiring is finally starting to occur.

On the business front, the Institute for Supply Management's (ISM) manufacturing strength index continues to point to an improving manufacturing sector and remains near a 20-year high. Likewise, the ISM non-manufacturing strength index hit its highest level since the survey started in 1997.

An improving labor market, coupled with strong corporate profits and improving business confidence should lead to a sustained recovery and an increase in interest rates. Given the outlook for interest rates, the Fund's duration will be flat to short the duration of the Lehman U.S. Government Index and will favor securities that perform well in an unchanging to rising interest rate environment. A continued steep Treasury yield curve, with a trend toward gradually higher rates should lead to solid performance for MBS, which are fairly priced and will continue to offer good diversification and total return potential within an overall government portfolio. The Fund will also maintain its allocations to high quality collateralized mortgage backed securities, which should outperform MBS during changes in interest rates.

The Hartford Value Fund (subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW(3) 4/30/01 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                         VALUE FUND                  RUSSELL 1000 VALUE INDEX
                                                                         ----------                  ------------------------
4/30/01                                                                   9450.00                            10000.00
                                                                          9554.00                            10225.00
                                                                          9488.00                             9998.00
                                                                          9507.00                             9977.00
                                                                          9214.00                             9577.00
                                                                          8553.00                             8903.00
10/01                                                                     8524.00                             8826.00
                                                                          9063.00                             9339.00
                                                                          9320.00                             9559.00
                                                                          9158.00                             9486.00
                                                                          9121.00                             9501.00
                                                                          9321.00                             9950.00
                                                                          8893.00                             9609.00
                                                                          8921.00                             9657.00
                                                                          8390.00                             9103.00
                                                                          7696.00                             8256.00
                                                                          7553.00                             8319.00
                                                                          6717.00                             7394.00
10/02                                                                     7212.00                             7942.00
                                                                          7610.00                             8442.00
                                                                          7162.00                             8076.00
                                                                          6913.00                             7880.00
                                                                          6808.00                             7670.00
                                                                          6855.00                             7683.00
                                                                          7420.00                             8359.00
                                                                          7909.00                             8899.00
                                                                          7976.00                             9010.00
                                                                          8043.00                             9144.00
                                                                          8205.00                             9287.00
                                                                          8081.00                             9196.00
10/03                                                                     8540.00                             9759.00
                                                                          8674.00                             9892.00
                                                                          9157.00                            10501.00
                                                                          9224.00                            10686.00
                                                                          9341.00                            10915.00
                                                                          9245.00                            10819.00
4/04                                                                      9090.00                            10555.00

    --- VALUE FUND                             --- RUSSELL 1000 VALUE INDEX
        $9,450 starting value                      $10,000 starting value
        $9,090 ending value                        $10,555 ending value

AVERAGE ANNUAL TOTAL RETURNS(2) (as of 4/30/04)

           INCEPTION DATE   1 YEAR   SINCE INCEPTION
---------------------------------------------------------
Value
  A#.....    4/30/2001      22.49%       -1.30%
---------------------------------------------------------
Value
  A##....    4/30/2001      15.77%       -3.13%
---------------------------------------------------------
Value
  B#.....    4/30/2001      21.67%       -2.02%
---------------------------------------------------------
Value
  B##....    4/30/2001      16.67%       -3.00%
---------------------------------------------------------
Value
  C#.....    4/30/2001      21.52%       -2.02%
---------------------------------------------------------
Value
  C##....    4/30/2001      19.30%       -2.35%
---------------------------------------------------------
Value
  Y#.....    4/30/2001      22.62%       -0.96%
---------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

JOHN R. RYAN, CFA
Senior Vice President, Managing Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Value Fund Class A, before sales charge, returned 6.42% for the six-month period ended April 30, 2004. The Fund underperformed the 8.16% return of the benchmark, the Russell 1000 Value Index and the 7.7% return of the Lipper Large-Cap Value peer group average during the period.

WHY DID THE FUND PERFORM THIS WAY?

An improving economy, strong corporate profits and better investor sentiment led to strong equity market performance during the period. Value continued to outperform growth as the Russell 1000 Value Index return of 8.16% bested the Russell 1000 Growth Index return of 4.14% by over 400 basis points during the period. The broader market, as represented by the S&P 500, returned 6.27%. All ten sectors of the Russell 1000 Value Index posted positive gains, with Energy and Consumer Staples leading the way.

Our index-relative performance during this period was impacted by unfavorable stock selection within Information Technology, in particular semiconductor equipment stocks, Consumer Discretionary and Materials. Applied Materials and Hewlett-Packard were the top detractors of performance within Information Technology. Semiconductor and Equipment stocks broadly are under pressure due to concern that the demand cycle has peaked. It is our belief that order growth will show stabilization and perhaps re-acceleration during the second half of 2004 and into 2005. As a result, as of the end of the period, we continued to own both of these stocks. Within Consumer Discretionary, Dollar General and Comcast were the top detractors. Weakness in the low-end consumer market, coupled with higher energy prices, has led to poor performance of Dollar General. As of the end of the period, we continued to own this stock on the belief that longer-term, Dollar General will be able to post double-digit growth rates. Despite Comcast's strong earnings in the first quarter, the results were overshadowed by their dropping of the Disney bid, which left shareholders questioning their use of free cash flow. We continue to own this stock due to our confidence in management's ability to successfully execute synergies resulting from the AT&T merger.

These results were partially offset by successful stock selection within Health Care and Consumer Staples. At the margin, the Fund's underweight position within Financials was a contributor, on an absolute basis. Within Health Care, CR Bard (Health Care Equipment), Baxter International (Health Care Equipment) and Pfizer (Pharmaceutical) were the top contributors. CR Bard benefited from a positive earnings surprise in the first quarter of 2004. Baxter's results were in line with management guidance, however their plasma protein business is showing signs of price stabilization. Pfizer benefited from better-than-expected sales of its cholesterol-lowering drug Lipitor. Within Consumer Staples, Kellogg and Kimberly-Clark were the winners, on an absolute basis. Kellogg's management team has continued to execute well resulting in strong earnings growth. Kimberly-Clark also benefited from record sales and a positive earnings surprise. As of the end of the period, the Fund continued to hold positions in these names.

WHAT IS YOUR OUTLOOK?

The scope of the global recovery is impressive. It appears synchronized across all regions and has good momentum. We remain encouraged by what companies are saying regarding orders and revenue trends. We believe that higher profits and business confidence will drive employment gains, which should support further growth in the economy. We expect interest rates to move higher, although we do not think a moderate increase will jeopardize economic growth. The U.S. corporate mentality continues to be very cautious and focused on cost reductions and productivity improvements. Corporate profits are expanding at a pace above consensus expectations. Dividends and free cash flow are still expanding. Better earnings, better free cash flow and higher dividends are key drivers of higher stock prices.

The Fund is positioned in anticipation of a continuing global economic recovery. At the end of the period, relative to the Russell 1000 Value Index, the Fund was overweight in the Energy, Materials, Industrials, and Information Technology sectors.

The Hartford Value Opportunities Fund
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW(4,6) 1/2/96 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge
(LINE GRAPH)

                                                                  VALUE OPPORTUNITIES FUND           RUSSELL 3000 VALUE INDEX
                                                                  ------------------------           ------------------------
1/2/96                                                                     9450.00                           10000.00
                                                                           9478.00                           10288.00
                                                                           9611.00                           10373.00
                                                                           9904.00                           10554.00
                                                                          10140.00                           10617.00
                                                                          10319.00                           10763.00
                                                                          10329.00                           10758.00
                                                                           9800.00                           10334.00
                                                                          10159.00                           10647.00
                                                                          10660.00                           11055.00
10/96                                                                     10697.00                           11451.00
                                                                          11321.00                           12260.00
                                                                          11329.00                           12159.00
                                                                          11716.00                           12706.00
                                                                          11861.00                           12887.00
                                                                          11426.00                           12436.00
                                                                          11842.00                           12923.00
                                                                          12529.00                           13675.00
                                                                          12838.00                           14273.00
                                                                          13544.00                           15299.00
                                                                          13070.00                           14829.00
                                                                          13689.00                           15734.00
10/97                                                                     13302.00                           15295.00
                                                                          13883.00                           15921.00
                                                                          14139.00                           16392.00
                                                                          14225.00                           16154.00
                                                                          15053.00                           17230.00
                                                                          15655.00                           18250.00
                                                                          15698.00                           18369.00
                                                                          15344.00                           18060.00
                                                                          15526.00                           18261.00
                                                                          14967.00                           17839.00
                                                                          12741.00                           15172.00
                                                                          13236.00                           16041.00
10/98                                                                     14053.00                           17220.00
                                                                          14860.00                           17995.00
                                                                          15324.00                           18603.00
                                                                          15539.00                           18708.00
                                                                          15122.00                           18367.00
                                                                          15515.00                           18709.00
                                                                          16586.00                           20452.00
                                                                          16205.00                           20287.00
                                                                          16848.00                           20887.00
                                                                          16325.00                           20284.00
                                                                          15813.00                           19533.00
                                                                          15158.00                           18871.00
10/99                                                                     15824.00                           19850.00
                                                                          15836.00                           19711.00
                                                                          16679.00                           19839.00
                                                                          16013.00                           19201.00
                                                                          15104.00                           17949.00
                                                                          17408.00                           19979.00
                                                                          17536.00                           19769.00
                                                                          17767.00                           19943.00
                                                                          16666.00                           19133.00
                                                                          17012.00                           19399.00
                                                                          18304.00                           20464.00
                                                                          17831.00                           20632.00
10/00                                                                     19213.00                           21102.00
                                                                          18540.00                           20341.00
                                                                          19821.00                           21435.00
                                                                          20764.00                           21551.00
                                                                          20145.00                           20990.00
                                                                          19103.00                           20277.00
                                                                          20539.00                           21266.00
                                                                          20553.00                           21749.00
                                                                          20370.00                           21362.00
                                                                          19793.00                           21287.00
                                                                          18723.00                           20487.00
                                                                          16625.00                           18987.00
10/01                                                                     16879.00                           18867.00
                                                                          18126.00                           19982.00
                                                                          19030.00                           20506.00
                                                                          18472.00                           20379.00
                                                                          18337.00                           20418.00
                                                                          18940.00                           21426.00
                                                                          17704.00                           20805.00
                                                                          17282.00                           20844.00
                                                                          15685.00                           19706.00
                                                                          14329.00                           17793.00
                                                                          14555.00                           17912.00
                                                                          12807.00                           15970.00
10/02                                                                     13952.00                           17085.00
                                                                          15067.00                           18180.00
                                                                          14163.00                           17391.00
                                                                          13817.00                           16965.00
                                                                          13395.00                           16505.00
                                                                          13380.00                           16543.00
                                                                          14947.00                           18007.00
                                                                          16107.00                           19218.00
                                                                          16288.00                           19464.00
                                                                          16499.00                           19802.00
                                                                          17207.00                           20143.00
                                                                          17207.00                           19943.00
10/03                                                                     18307.00                           21194.00
                                                                          18909.00                           21522.00
                                                                          19949.00                           22806.00
                                                                          20597.00                           23237.00
                                                                          20989.00                           23732.00
                                                                          20642.00                           23566.00
4/04                                                                      20130.00                           22939.00

    --- VALUE OPPORTUNITIES FUND               --- RUSSELL 3000 VALUE INDEX
        $9,450  starting value                     $10,000 starting value
        $20,130 ending value                       $22,939 ending value

PORTFOLIO MANAGERS

JAMES H. AVERILL
Senior Vice President, Partner

JAMES N. MORDY
Senior Vice President, Partner

DAVID R. FASSNACHT, CFA
Senior Vice President, Partner

AVERAGE ANNUAL TOTAL RETURNS(4,5) (as of 4/30/04)

               INCEPTION                       SINCE
                 DATE      1 YEAR   5 YEAR   INCEPTION
-----------------------------------------------------------
Value Opp A#    1/2/1996   34.68%   3.95%      9.50%
-----------------------------------------------------------
Value Opp A##   1/2/1996   27.24%   2.78%      8.76%
-----------------------------------------------------------
Value Opp B#    1/2/1996   33.79%   3.18%      NA*
-----------------------------------------------------------
Value Opp B##   1/2/1996   28.79%   2.86%      NA*
-----------------------------------------------------------
Value Opp C#    1/2/1996   33.65%   3.17%      8.70%
-----------------------------------------------------------
Value Opp C##   1/2/1996   31.31%   2.78%      8.56%
-----------------------------------------------------------
Value Opp H#    1/2/1996   33.76%   3.18%      NA*
-----------------------------------------------------------
Value Opp H##   1/2/1996   29.76%   2.86%      NA*
-----------------------------------------------------------
Value Opp L#    1/2/1996   34.68%   3.95%      9.50%
-----------------------------------------------------------
Value Opp L##   1/2/1996   28.34%   2.95%      8.86%
-----------------------------------------------------------
Value Opp M#    1/2/1996   33.65%   3.18%      NA*
-----------------------------------------------------------
Value Opp M##   1/2/1996   29.65%   2.86%      NA*
-----------------------------------------------------------
Value Opp N#    1/2/1996   33.62%   3.18%      8.71%
-----------------------------------------------------------
Value Opp N##   1/2/1996   32.62%   3.18%      8.71%
-----------------------------------------------------------
Value Opp Y#   2/19/2002   34.90%    NA        5.54%
-----------------------------------------------------------

  # Without sales charge
 ## With sales charge
NA Not Applicable
  * 10 year and inception returns are not applicable for Classes
    B, H and M because after 8 years Class B converts to Class A and Classes H and M convert to Class L.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the six-month period ended April 30, 2004, the Hartford Value Opportunities Fund Class A, before sales charge, returned 9.96%. The Fund outperformed both the Russell 3000 Value Index return of 8.23% and the Lipper Multi Cap Value Average return of 8.1% for the same period.

WHY DID THE FUND PERFORM THIS WAY?

The equity markets continued to post positive returns although they became more volatile during the first part of this year due to renewed terrorist fears, signs that the Federal Reserve may soon begin to increase interest rates, negative news from Iraq and apprehension regarding the global impact of China's economic slowdown. Value stocks outperformed growth stocks during the last six months, while small and mid cap stocks outperformed large cap stocks. The Fund's significant overweight position in small and mid caps relative to large caps, versus the benchmark, served us well during the period.

The Fund outperformed its market benchmark during the period primarily due to strong stock selection within the Materials, Health Care, Consumer Discretionary, Utilities and Financials. Tyco (Capital Goods), Aventis (Pharmaceutical) and IMC Global (Materials) were the top contributors to performance, on an absolute basis. Tyco posted good earnings for the quarter with improvement across numerous end markets and a restructuring plan that is proceeding well. Aventis benefited from a hostile takeover bid from Sanofi-Synthelabo, followed by the initiation of friendly takeover negotiations with Novartis. IMC Global benefited from continued price improvement and improvement in crop nutrient markets in the U.S. and overseas as well as the announcement of a merger with Cargill's related businesses. All three stocks were held in the Fund at the end of the period.

At the margin, the Fund's underweight positions in Energy and Consumer Staples, both strong performing sectors during the period, offset some of the Fund's gains relative to the index. The three largest detractors from performance were Continental Airlines (Transportation), Comcast (Media) and Wyeth (Pharmaceutical). All three stocks were held in the portfolio at the end of the period due to our belief in their long-term growth prospects and attractive valuations.

WHAT IS YOUR OUTLOOK?

We expect stocks invested through our low P/E approach to outperform over the long term. We are finding large cap value companies increasingly attractive, and they are gaining a higher weighting in the portfolio. At some point, we expect the market's frothier areas to retreat in cases where companies are unable to obtain the sales and earnings growth necessary to support their current valuations. In that kind of market we would look for better relative performance from the "solid citizens" -large cap low P/E companies with good relative returns on capital and decent growth prospects.

 THE HARTFORD ADVISERS FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------


                                                                  MARKET
 SHARES                                                          VALUE(C)
---------                                                       ----------
COMMON STOCK -- 68.0%
            BASIC MATERIALS -- 4.6%
     390    3M Co. ...........................................  $   33,701
     649    Alcoa, Inc. ......................................      19,969
     313    Dow Chemical Co. .................................      12,409
     503    DuPont (E.I.) de Nemours & Co. ...................      21,612
     800    Gillette Co. (with rights)........................      32,736
                                                                ----------
                                                                   120,427
                                                                ----------
            CAPITAL GOODS -- 2.7%
     300    Illinois Tool Works, Inc. ........................      25,863
     181    Northrop Grumman Corp. (with rights)..............      17,954
     298    United Technologies Corp. ........................      25,671
                                                                ----------
                                                                    69,488
                                                                ----------
            CONSUMER CYCLICAL -- 4.7%
     362    Caterpillar, Inc. (with rights)...................      28,123
     486    Costco Wholesale Corp.(a).........................      18,201
   1,014    Gap, Inc.H .......................................      22,307
     622    Home Depot, Inc. .................................      21,878
     308    Masco Corp. (with rights).........................       8,638
     311    NIKE, Inc. Class B................................      22,384
                                                                ----------
                                                                   121,531
                                                                ----------
            CONSUMER STAPLES -- 6.5%
     351    Anheuser-Busch Companies, Inc. (with rights)......      18,001
     736    Coca-Cola Co. ....................................      37,204
     323    Colgate-Palmolive Co. (with rights)...............      18,689
     452    General Mills, Inc. ..............................      22,011
     654    PepsiCo, Inc. ....................................      35,609
     344    Procter & Gamble Co. .............................      36,325
                                                                ----------
                                                                   167,839
                                                                ----------
            ENERGY -- 5.0%
     406    ChevronTexaco Corp. ..............................      37,112
   1,588    Exxon Mobil Corp. ................................      67,569
     435    Schlumberger Ltd. ................................      25,472
                                                                ----------
                                                                   130,153
                                                                ----------
            FINANCE AND INSURANCE -- 14.4%
     572    American Express Co. .............................      28,019
     750    American International Group, Inc. ...............      53,772
     794    Bank of America Corp. ............................      63,917
     687    Bank One Corp. ...................................      33,897
   1,557    Citigroup, Inc. ..................................      74,877
     268    Fannie Mae........................................      18,410
     258    HSBC Holdings plc ADR.............................      18,629
     574    Marsh & McLennan Companies, Inc. (with rights)....      25,887
     436    Morgan Stanley (with rights)......................      22,386
     444    St. Paul Travelers Companies, Inc. ...............      18,067
     347    State Street Corp. (with rights)..................      16,909
                                                                ----------
                                                                   374,770
                                                                ----------


                                                                  MARKET
 SHARES                                                          VALUE(C)
---------                                                       ----------
            HEALTH CARE -- 8.5%
     483    Abbott Laboratories (with rights).................  $   21,275
     440    Amgen, Inc. (with rights)(a)......................      24,770
     255    Genzyme Corp.(a)H.................................      11,117
     547    Lilly (Eli) & Co. (with rights)...................      40,345
     601    Medtronic, Inc. (with rights).....................      30,321
   2,095    Pfizer, Inc. (with rights)........................      74,924
     507    Wyeth (with rights)...............................      19,286
                                                                ----------
                                                                   222,038
                                                                ----------
            SERVICES -- 4.2%
     749    Accenture Ltd. Class A(a).........................      17,799
     411    Computer Sciences Corp.(a)........................      16,826
     319    FedEx Corp. ......................................      22,932
     291    Marriott International, Inc. Class A (with
              rights).........................................      13,733
     574    Viacom, Inc. Class B..............................      22,197
     559    Waste Management, Inc. ...........................      15,870
                                                                ----------
                                                                   109,357
                                                                ----------
            TECHNOLOGY -- 17.1%
     675    Applied Materials, Inc.(a)H.......................      12,302
     144    Broadcom Corp. Class A(a).........................       5,437
   1,572    Cisco Systems, Inc. (with rights)(a)..............      32,806
   1,030    EMC Corp.(a)......................................      11,494
     463    First Data Corp. .................................      20,997
   2,329    General Electric Co. .............................      69,757
   1,425    Hewlett-Packard Co. ..............................      28,076
   1,702    Intel Corp. ......................................      43,803
     380    International Business Machines Corp. ............      33,513
     458    Lockheed Martin Corp. ............................      21,823
   3,222    Microsoft Corp. ..................................      83,668
   1,147    Motorola, Inc. (with rights)......................      20,924
     618    Texas Instruments, Inc. (with rights).............      15,507
   2,713    Time Warner, Inc. (with rights)(a)................      45,634
                                                                ----------
                                                                   445,741
                                                                ----------
            TRANSPORTATION -- 0.3%
     273    CSX Corp. (with rights)...........................       8,388
                                                                ----------
            Total common stock
              (cost $1,643,222)...............................  $1,769,732
                                                                ----------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S      MARKET
 AMOUNT                                                           RATING       VALUE(C)
---------                                                       -----------   ----------
ASSET BACKED AND COMMERCIAL MORTGAGE SECURITIES -- 2.6%
            FINANCE -- 1.7%
$ 10,000    Chase Manhattan Auto Owner Trust,
              4.21%, Ser 2002-B Class A4 01/15/2009...........  AAA           $   10,264
  10,000    Citibank Credit Card Issuance Trust,
              5.65%, Ser 2001-A6 Class A6 06/16/2008..........  AAA               10,598

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S      MARKET
 AMOUNT                                                           RATING       VALUE(C)
---------                                                       -----------   ----------
ASSET BACKED AND COMMERCIAL MORTGAGE SECURITIES -- (CONTINUED)
            FINANCE -- (CONTINUED)
$  1,000    Citibank Credit Card Master Trust I,
              6.90%, Ser 1999-7 Class B 11/15/2006............  A             $    1,028
  10,000    MBNA Credit Card Master Note Trust,
              4.95%, Ser 2002-A1 Class A1 06/15/2009..........  AAA               10,515
  10,000    Peco Energy Transition Trust,
              6.13%, Ser 1999-A Class A7 03/01/2009...........  AAA               10,856
   1,500    Standard Credit Card
              Master Trust,
              8.45%, Ser 1995-1 Class B 01/07/2007............  A                  1,569
                                                                              ----------
                                                                                  44,830
                                                                              ----------
            TRANSPORTATION -- 0.4%
  10,000    Connecticut RRB Special Purpose Trust CL&P-1,
              6.21%, Ser 2001-1 Class A5 12/30/2011...........  AAA               10,936
                                                                              ----------
            UTILITIES -- 0.4%
  10,000    PSE&G Transition Funding LLC,
              6.61%, Ser 2001-1 Class A6 06/15/2015...........  AAA               11,183
                                                                              ----------
            Total asset backed and commercial mortgage
              securities (cost $64,901).......................                $   66,949
                                                                              ----------
CORPORATE BONDS: INVESTMENT GRADE -- 11.2%
            BASIC MATERIALS -- 1.1%
   4,000    Alcan, Inc.,
              6.45%, 03/15/2011...............................  A-            $    4,343
   7,000    Alcoa, Inc.,
              7.375%, 08/01/2010..............................  A-                 8,047
     500    ICI Wilmington, Inc.,
              6.95%, 09/15/2004...............................  BBB                  508
   7,000    Rohm & Haas Co.,
              7.40%, 07/15/2009...............................  BBB+               8,004
   7,000    Westvaco Corp.,
              7.95%, 02/15/2031...............................  BBB                7,828
                                                                              ----------
                                                                                  28,730
                                                                              ----------
            CAPITAL GOODS -- 0.4%
   2,000    Rockwell Automation, Inc.,
              6.70%, 01/15/2028...............................  A                  2,136
   7,000    United Technologies Corp., 7.125%, 11/15/2010.....  A                  8,003
                                                                              ----------
                                                                                  10,139
                                                                              ----------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S      MARKET
 AMOUNT                                                           RATING       VALUE(C)
---------                                                       -----------   ----------
            CONSUMER CYCLICAL -- 0.6%
$  4,000    Albertson's, Inc.,
              6.55%, 08/01/2004...............................  BBB           $    4,040
     250    DaimlerChrysler N.A. Holding Corp.,
              7.75%, 01/18/2011...............................  BBB                  281
   4,000    Dayton Hudson Corp.,
              5.875%, 11/01/2008..............................  A+                 4,309
     250    Sysco Corp.,
              6.50%, 08/01/2028...............................  A+                   268
   6,000    Wal-Mart Stores, Inc., 6.875%, 08/10/2009.........  AA                 6,774
                                                                              ----------
                                                                                  15,672
                                                                              ----------
            CONSUMER STAPLES -- 2.0%
   4,000    Anheuser-Busch
              Companies, Inc.,
              7.55%, 10/01/2030...............................  A+                 4,780
   5,000    Archer-Daniels-Midland Co.,
              7.00%, 02/01/2031...............................  A+                 5,603
   2,000    Archer-Daniels-Midland Co.,
              8.125%, 06/01/2012..............................  A+                 2,426
   4,000    Clorox Co.,
              6.125%, 02/01/2011..............................  A+                 4,351
   4,000    Coca-Cola Enterprises, Inc.,
              5.75%, 11/01/2008...............................  A                  4,283
   2,000    Colgate-Palmolive Co.,
              5.58%, 11/06/2008...............................  NR                 2,144
   4,906    ConAgra Foods, Inc.,
              6.70%, 08/01/2027...............................  BBB+               5,456
   2,000    Hershey Foods Corp.,
              7.20%, 08/15/2027...............................  A+                 2,304
     500    Pepsi Bottling Group, Inc.,
              7.00%, Ser B 03/01/2029.........................  A                    558
   7,000    PepsiAmericas, Inc.,
              5.95%, 02/15/2006...............................  A                  7,399
   3,000    PepsiAmericas, Inc.,
              6.375%, 05/01/2009..............................  A                  3,278
     250    Procter & Gamble Co.,
              6.875%, 09/15/2009..............................  AA-                  284
   7,000    Procter & Gamble Co.,
              9.36%, Ser A 01/01/2021.........................  AA-                9,213
                                                                              ----------
                                                                                  52,079
                                                                              ----------
            ENERGY -- 0.5%
   7,000    Atlantic Richfield Co.,
              5.90%, 04/15/2009...............................  AA+                7,598
     500    ConocoPhillips Holding Co.,
              6.95%, 04/15/2029...............................  A-                   550
   4,000    National Fuel Gas Co.,
              6.00%, 03/01/2009...............................  BBB+               4,240
                                                                              ----------
                                                                                  12,388
                                                                              ----------
            FINANCE -- 3.6%
   4,000    ACE INA Holdings, Inc.,
              8.30%, 08/15/2006...............................  BBB+               4,443
   2,000    Allstate Corp.,
              6.75%, 05/15/2018...............................  A+                 2,219

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD ADVISERS FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S      MARKET
 AMOUNT                                                           RATING       VALUE(C)
---------                                                       -----------   ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            FINANCE -- (CONTINUED)
$    250    American General Corp.,
              6.625%, 02/15/2029..............................  AAA           $      268
   1,420    AmerUs Group Co.,
              6.95%, 06/15/2005...............................  BBB+               1,478
     500    Aristar, Inc.,
              7.25%, 06/15/2006...............................  AA-                  546
   4,000    AXA Financial, Inc.,
              7.00%, 04/01/2028...............................  A                  4,391
   3,000    Bank One Corp.,
              6.50%, 02/01/2006...............................  A                  3,203
   3,000    Bank One Corp.,
              6.875%, 08/01/2006..............................  A                  3,264
   2,000    Bayerische Landesbank NY,
              5.65%, 02/01/2009...............................  AAA                2,145
   2,000    Berkshire Hathaway, Inc.,
              3.375%., 10/15/2008(f)..........................  AAA                1,955
     250    Boeing Capital Corp.,
              6.10%, 03/01/2011...............................  A                    267
     500    BSCH Issuance Ltd.,
              7.625%, 11/03/2009..............................  A                    578
     750    Citigroup, Inc.,
              3.625%, 02/09/2009..............................  AA-                  734
     500    Citigroup, Inc.,
              6.50%, 01/18/2011...............................  AA-                  553
   2,725    ERAC USA Finance Co.,
              7.35%, 06/15/2008(f)............................  BBB+               3,059
   1,500    Export-Import Bank of Korea,
              4.125%, 02/10/2009(f)...........................  A-                 1,477
  10,000    Financing Corp.,
              9.80%, 04/06/2018...............................  NR                14,308
     545    First Union National Bank,
              5.80%, 12/01/2008...............................  A                    586
     250    Heller Financial, Inc.,
              6.375%, 03/15/2006..............................  AAA                  269
     500    Household Finance Corp.,
              6.00%, 05/01/2004...............................  A                    500
   4,000    International Lease Finance Corp.,
              5.75%, 02/15/2007...............................  AA-                4,267
     500    J.P. Morgan Chase & Co.,
              6.75%, 02/01/2011...............................  A                    559
   2,000    Jackson National Life Insurance Co.,
              8.15%, 03/15/2027(f)............................  A+                 2,368
   4,000    John Hancock,
              7.375%, 02/15/2024(f)...........................  A+                 4,466
     250    KeyCorp Capital II,
              6.875%, 03/17/2029..............................  BBB                  256
   2,335    Liberty Mutual Group,
              5.75%, 03/15/2014(f)............................  BBB                2,284
   1,000    MBIA, Inc.,
              7.00%, 12/15/2025...............................  AA                 1,059
     250    National City Corp.,
              6.875%, 05/15/2019..............................  A-                   281

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S      MARKET
 AMOUNT                                                           RATING       VALUE(C)
---------                                                       -----------   ----------
            FINANCE -- (CONTINUED)
$    500    NBD Bancorp, Inc.,
              7.125%, 05/15/2007..............................  A-            $      553
   3,100    New England Mutual Life Insurance Co.,
              7.875%, 02/15/2024(f)...........................  A+                 3,521
   2,000    Prudential Funding LLC,
              6.75%, 09/15/2023(f)............................  A+                 2,063
     500    Prudential Insurance Co. of America,
              6.375%, 07/23/2006(f)...........................  A+                   539
     500    ReliaStar Financial Corp.,
              8.00%, 10/30/2006...............................  A+                   558
     250    Republic New York Capital I,
              7.75%, 11/15/2026...............................  A-                   269
     500    Salomon Smith Barney Holdings, Inc.,
              5.875%, 03/15/2006..............................  AA-                  532
     200    State Street Corp.,
              7.65%, 06/15/2010...............................  A+                   235
     500    Texaco Capital, Inc.,
              8.625%, 06/30/2010..............................  AA                   617
   3,000    Torchmark Corp.,
              8.25%, 08/15/2009...............................  A+                 3,417
   2,000    Toyota Motor Credit Corp.,
              5.50%, 12/15/2008...............................  AAA                2,149
   4,000    UnitedHealth Group, Inc.,
              7.50%, 11/15/2005...............................  A                  4,303
     250    Verizon Global Funding Corp.,
              7.25%, 12/01/2010...............................  A+                   283
     250    Verizon Global Funding Corp.,
              7.75%, 12/01/2030...............................  A+                   286
   3,000    Wachovia Corp.,
              5.625%, 12/15/2008..............................  A-                 3,177
   4,000    Wells Fargo Bank N.A.,
              6.45%, 02/01/2011...............................  AA-                4,412
   4,165    XL Capital Europe plc,
              6.50%, 01/15/2012...............................  A                  4,561
                                                                              ----------
                                                                                  93,258
                                                                              ----------
            HEALTH CARE -- 0.8%
   4,000    Becton, Dickinson & Co.,
              6.70%, 08/01/2028...............................  A+                 4,312
   4,000    Bristol-Myers Squibb Co.,
              5.75%, 10/01/2011...............................  AA-                4,221
   4,000    Cardinal Health, Inc.,
              6.75%, 02/15/2011...............................  A                  4,487
   3,000    Pharmacia Corp.,
              6.60%, 12/01/2028...............................  AAA                3,271
   4,000    Wyeth,
              6.95%, 03/15/2011...............................  A                  4,421
                                                                              ----------
                                                                                  20,712
                                                                              ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S      MARKET
 AMOUNT                                                           RATING       VALUE(C)
---------                                                       -----------   ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            SERVICES -- 1.2%
$  7,000    Comcast Cable Communications, Inc.,
              6.875%, 06/15/2009..............................  BBB           $    7,706
     500    Comcast Cable Communications, Inc.,
              8.50%, 05/01/2027...............................  BBB                  618
   4,000    FedEx Corp.,
              3.50%, 04/01/2009(f)............................  BBB                3,868
   7,000    USA Networks, Inc.,
              6.75%, 11/15/2005...............................  BBB-               7,357
   7,000    Walt Disney Co.,
              6.375%, 03/01/2012..............................  BBB+               7,580
   3,000    Washington Post Co.,
              5.50%, 02/15/2009...............................  A+                 3,192
                                                                              ----------
                                                                                  30,321
                                                                              ----------
            TECHNOLOGY -- 0.8%
   2,000    Danaher Corp.,
              6.00%, 10/15/2008...............................  A+                 2,157
   7,725    General Electric Co.,
              5.00%, 02/01/2013...............................  AAA                7,681
     250    GTE Corp.,
              7.51%, 04/01/2009...............................  A+                   284
   5,000    Hewlett-Packard Co.,
              7.15%, 06/15/2005...............................  A-                 5,269
   4,000    Intelsat Ltd.,
              6.50%, 11/01/2013...............................  BBB+               3,668
   1,000    New York Telephone Co.,
              6.00%, 04/15/2008...............................  A+                 1,065
     400    Raytheon Co.,
              7.20%, 08/15/2027...............................  BBB-                 437
     250    Royal KPN N.V.,
              8.375%, 10/01/2030..............................  A-                   307
     250    Telecomunicaciones de Puerto Rico, Inc.,
              6.65%, 05/15/2006...............................  BBB+                 266
     500    Telefonica Europe B.V.,
              7.35%, 09/15/2005...............................  A                    533
     500    Vodafone Group plc,
              7.875%, 02/15/2030..............................  A                    597
                                                                              ----------
                                                                                  22,264
                                                                              ----------
            UTILITIES -- 0.2%
     500    Alabama Power Co.,
              7.125%, Ser L 10/01/2007........................  A                    557
     255    Chilquinta Energia Finance Co. LLC,
              6.62%, 04/01/2011(f)............................  AAA                  278
   2,000    Kansas City Power & Light Co.,
              7.125%, 12/15/2005..............................  BBB                2,142
     189    Niagara Mohawk Power Corp., 7.625%,
              Ser F 10/01/2005................................  A-                   201

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S      MARKET
 AMOUNT                                                           RATING       VALUE(C)
---------                                                       -----------   ----------
            UTILITIES -- (CONTINUED)
$  1,150    Northern Border Pipeline Co.,
              7.75%, Ser A 09/01/2009.........................  A-            $    1,340
     250    TransCanada Pipelines Ltd.,
              6.49%, 01/21/2009...............................  A-                   273
                                                                              ----------
                                                                                   4,791
                                                                              ----------
            Total corporate bonds: investment grade (cost
              $269,740).......................................                $  290,354
                                                                              ----------

U.S. GOVERNMENT SECURITIES -- 14.9%
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.3%
$  6,460    5.00% 2019(e).....................................  $    6,496
     249    6.30% 2008........................................         269
      19    9.00% 2016 -- 2021................................          21
                                                                ----------
                                                                     6,786
                                                                ----------
            GOVERNMENT NATIONAL MORTGAGE -- 2.6%
  10,899    5.00% 2033 -- 2034................................      10,603
  29,292    5.50% 2016 -- 2033................................      29,662
   7,770    6.00% 2023 -- 2033................................       7,975
   7,570    6.50% 2026 -- 2029................................       7,912
   8,286    7.00% 2023 -- 2032................................       8,817
   1,493    8.00% 2029 -- 2031................................       1,629
     123    9.00% 2023........................................         141
                                                                ----------
                                                                    66,739
                                                                ----------
            U.S. TREASURY SECURITIES -- 12.0%
  49,100    1.50% 2006H.......................................      48,415
 120,000    2.00% 2005H.......................................     120,234
  61,400    2.375% 2006H......................................      61,220
  75,240    6.25% 2023........................................      83,605
                                                                ----------
                                                                   313,474
                                                                ----------
            Total U.S. government securities (cost
              $389,846).......................................  $  386,999
                                                                ----------
            Total long-term investments
              (cost $2,367,709)...............................  $2,514,034
                                                                ----------
 SHARES
--------
SHORT-TERM INVESTMENTS -- 7.9%
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 4.9%
 125,191    Evergreen Institutional Money Market Fund              125,191
   2,625    Evergreen Prime cash Management Money Market
              Fund............................................       2,625
                                                                ----------
                                                                   127,816
                                                                ----------

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD ADVISERS FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE(C)
--------                                                        ----------
            FINANCE -- 3.0%
$  8,707    BNP Paribas Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f).....................       8,707
  29,025    Deutsche Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f).....................      29,025
  40,778    UBS Warburg Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f).....................      40,778
                                                                ----------
                                                                    78,510
                                                                ----------
            Total short-term investments
              (cost $206,326).................................  $  206,326
                                                                ----------
            Total investments in securities (cost
              $2,574,035)(b)..................................  $2,720,360
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 (a) Presently non-income producing.

 (b) At April 30, 2004, the cost of securities for federal income tax purposes is $2,593,896 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $198,781
      Unrealized depreciation........................   (72,317)
                                                       --------
      Net unrealized appreciation....................  $126,464
                                                       --------

 (c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

 (d) Market value of investments in foreign securities represents 1.37% of total net assets as of April 30, 2004.

 (e) The cost of the security purchased on a when-issued basis at April 30, 2004 was $6,524.

 (f) Securities exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $25,878, which represents 0.99% of total net assets of the fund as of April 30, 2004.

 H   Security is fully or partially on loan as of April 30, 2004. See
     Note 2d of accompanying Notes to Financial Statements.

  *  Moody's Rating

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD CAPITAL APPRECIATION FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE(C)
---------                                                       ----------
COMMON STOCK -- 93.9%
            BASIC MATERIALS -- 9.5%
   1,256    Apex Silver Mines Ltd.(a).........................  $   20,553
     990    Companhia Vale do Rio Doce ADRH...................      45,023
      56    Eastman Kodak Co. ................................       1,449
   1,077    Engelhard Corp. (with rights).....................      31,267
   1,642    Falconbridge Ltd. ................................      35,219
  15,000    Formosa Plastic Corp.(g)..........................      21,291
   1,020    International Steel Group, Inc.(a)H...............      29,619
   1,174    Kimberly-Clark Corp. .............................      76,864
     937    Peabody Energy Corp. .............................      43,927
   3,085    Rio Tinto plc(g)..................................      67,519
     652    Shin-Etsu Chemical Co. Ltd.(g)....................      25,909
   4,095    Smurfit-Stone Container Corp. (with rights)(a)H...      70,396
   2,500    Tek Cominco Ltd. Class B..........................      36,991
   1,488    United States Steel Corp.H .......................      42,599
   8,563    WMC Resources Ltd.(g).............................      29,522
   1,244    Yara International ASA ADR(a)H....................       8,711
                                                                ----------
                                                                   586,859
                                                                ----------
            CAPITAL GOODS -- 5.1%
   1,238    Deere & Co. (with rights).........................      84,200
   1,825    Honeywell International, Inc. ....................      63,091
   3,892    Tyco International Ltd. (with rights)H............     106,833
   4,353    Xerox Corp. (with rights)(a)H.....................      58,463
                                                                ----------
                                                                   312,587
                                                                ----------
            CONSUMER CYCLICAL -- 8.9%
   1,093    eBay, Inc.(a)H....................................      87,227
   3,378    Gap, Inc.H .......................................      74,352
     411    Lennar Corp. Class AH.............................      19,274
     889    Neiman Marcus Group, Inc. Class AH................      43,251
   7,601    New World Development Co. Ltd.(g).................       5,996
   2,972    Penney (J.C.) Co., Inc. ..........................     100,625
   2,453    Safeway, Inc.(a)H.................................      56,299
   2,036    TJX Companies, Inc.H..............................      50,017
   2,978    Toyota Motor Corp.(g).............................     107,740
                                                                ----------
                                                                   544,781
                                                                ----------
            CONSUMER STAPLES -- 3.2%
   1,409    Altria Group, Inc. ...............................      78,047
   2,141    Bunge Ltd. .......................................      79,328
       5    Japan Tobacco, Inc.(g)............................      41,404
                                                                ----------
                                                                   198,779
                                                                ----------
            ENERGY -- 9.6%
   1,124    Anadarko Petroleum Corp. (with rights)............      60,224
   2,021    BHP Billiton Ltd. ADRH............................      33,168
     259    CNOOC Ltd. ADR....................................       9,400
   1,629    CONSOL Energy 1 Pipe Private Placement (with
              rights)(f)......................................      46,627
     373    Devon Energy Corp. ...............................      22,809
     255    GlobalSantaFe Corp. ..............................       6,724
   2,513    Halliburton Co. (with rights).....................      74,875
   1,244    Norsk Hydro ASA ADRH..............................      72,872
     111    Oil and Natural Gas Corp. Ltd. ...................       2,099
     642    Oil and Natural Gas Corp. Ltd.(f).................      12,133

                                                                  MARKET
 SHARES                                                          VALUE(C)
---------                                                       ----------
            ENERGY -- (CONTINUED)
     124    Royal Dutch Petroleum Co. NY SharesH..............  $    6,034
   5,542    Sasol Ltd. ADR....................................      84,231
   1,372    SK Corp.(g).......................................      57,248
   2,478    XTO Energy, Inc. (with rights)H...................      66,159
     811    YUKOS ADRH........................................      36,324
                                                                ----------
                                                                   590,927
                                                                ----------
            FINANCE AND INSURANCE -- 21.6%
   2,926    ACE Ltd. (with rights)............................     128,280
     770    American International Group, Inc.H...............      55,145
   3,716    AMVESCAP plc(g)...................................      24,321
     992    Assurant, Inc.(a).................................      24,165
     639    Bank of America Corp. ............................      51,401
   3,151    Citigroup, Inc.H..................................     151,517
   2,535    Countrywide Financial Corp.H......................     150,352
   1,163    Freddie Mac.......................................      67,937
     600    Golden West Financial Corp. ......................      63,066
   4,600    Host Marriott Corp. (REIT)(a)H....................      54,740
   3,611    ICICI Bank Ltd.(a)(f).............................      25,568
     934    iStar Financial, Inc. (REIT)......................      33,184
   1,191    Korea Exchange Bank(a)(g).........................       6,172
     896    Marsh & McLennan Companies, Inc.
              (with rights)H..................................      40,414
   2,336    Medco Health Solutions, Inc.(a)...................      82,687
     700    ORIX Corp.(g).....................................      73,345
   1,093    Spirit Finance(a)(f)..............................      10,929
   2,007    St. Paul Travelers Companies, Inc.H...............      81,641
   6,315    Standard Bank Group Ltd. .........................      36,433
   1,419    Takefuji Corp.(g).................................      89,517
   1,119    UBS AG(g).........................................      79,228
                                                                ----------
                                                                 1,330,042
                                                                ----------
            HEALTH CARE -- 5.4%
   2,300    Biovail Corp.(a)H.................................      43,700
     728    Forest Laboratories, Inc. (with rights)(a)........      46,961
     664    Guidant Corp.H ...................................      41,839
   1,391    IVAX Corp.(a).....................................      29,620
     265    KOSE Corp.(g).....................................       8,960
   1,962    McKesson Corp. ...................................      64,471
   2,097    Novartis AG ADRH..................................      93,950
                                                                ----------
                                                                   329,501
                                                                ----------
            SERVICES -- 2.4%
   1,092    Cablevision Systems Corp.(a)H.....................      23,847
   1,429    Check Point Software Technologies Ltd.(a).........      33,491
   1,035    Computer Sciences Corp.(a)........................      42,346
     992    InterActive Corp.(a)H.............................      31,618
     300    Manpower, Inc. ...................................      14,070
                                                                ----------
                                                                   145,372
                                                                ----------
            TECHNOLOGY -- 26.1%
   6,725    Altera Corp.(a)H..................................     134,575
   1,821    America Movil S.A. de C.V. Ser L ADRH.............      61,553
   1,291    Amphenol Corp. Class A(a).........................      40,815
  14,308    AU Optronics Corp.(g).............................      28,060
   2,285    Broadcom Corp. Class A(a).........................      86,293
   5,850    Corning, Inc. (with rights)(a)....................      64,526

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD CAPITAL APPRECIATION FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE(C)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
   6,355    EMC Corp.(a)......................................  $   70,916
  13,590    Hon Hai Precision Industry Co. Ltd.(g)............      52,984
     785    International Business Machines Corp. ............      69,178
     972    Marvell Technology Group Ltd.(a)H.................      37,630
   4,644    Microsoft Corp. ..................................     120,605
   6,069    Motorola, Inc. (with rights)......................     110,761
   2,002    MTN Group Ltd.(a)(g)..............................       8,354
   7,732    Nextel Communications, Inc. Class A(a)............     184,488
     749    NTL, Inc. (with rights)(a)........................      42,504
      17    NTT DoCoMo, Inc.(g)...............................      32,962
     816    P.T. Telekomunikasi Indonesia ADR.................      14,761
     474    Research In Motion Ltd.(a)H.......................      41,081
     484    Samsung Electronics Co. Ltd.(g)...................     226,857
   4,323    Time Warner, Inc. (with rights)(a)................      72,704
   2,495    VeriSign, Inc. (with rights)(a)...................      40,244
   1,306    Yahoo!, Inc. (with rights)(a)H....................      65,896
                                                                ----------
                                                                 1,607,747
                                                                ----------
            TRANSPORTATION -- 2.1%
       3    A P Moller -- Maersk A/S(g).......................      17,137
   2,134    CSX Corp. (with rights)...........................      65,651
   1,767    JetBlue Airways Corp.(a)H.........................      48,897
                                                                ----------
                                                                   131,685
                                                                ----------
            Total common stock
              (cost $5,042,634)...............................  $5,778,280
                                                                ----------
PREFERRED STOCKS -- 1.2%
            ENERGY -- 1.0%
   2,415    Petroleo Brasileiro S.A. ADR......................  $   60,242
                                                                ----------
            SERVICES -- 0.2%
     449    News Corp. Ltd.(The) Preferred ADRH...............      15,137
                                                                ----------
            TECHNOLOGY -- 0.0%
   1,205    SensAble Technologies, Inc. Class C Private
              Placement(e)(g).................................          @@
                                                                ----------
            Total preferred stocks (cost $59,325).............  $   75,379
                                                                ----------
            Total long-term investments
              (cost $5,101,959)...............................  $5,853,659
                                                                ----------
SHORT-TERM INVESTMENTS -- 9.8%
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 5.8%
56,440..    Bear Stearns & Co. Agency Mortgage Repurchase
              Agreement.......................................  $   56,440
   3,000    Dreyfus Cash Management Fund......................       3,000
 300,000    Wells Fargo Cash Investment Fund..................     300,000
                                                                ----------
                                                                   359,440
                                                                ----------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE(C)
---------                                                       ----------
            FINANCE -- 4.0%
$ 27,264    BNP Paribas Joint Repurchase Agreement, 1.00%,
              05-03-2004 (Note 2f)............................  $   27,264
  90,887    Deutsche Joint Repurchase Agreement, 1.00%,
              05-03-2004 (Note 2f)............................      90,887
 127,690    UBS Warburg Joint Repurchase Agreement, 1.00%,
              05-03-2004 (Note 2f)............................     127,690
                                                                ----------
                                                                   245,841
                                                                ----------
            Total short-term investments
              (cost $605,281).................................  $  605,281
                                                                ----------
            Total investments in securities
              (cost $5,707,240)(b)............................  $6,458,940
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 (a) Presently non-income producing.

 (b) At April 30, 2004, the cost of securities for federal income tax purposes is $5,709,697 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

   Unrealized appreciation.......................  $ 909,692
   Unrealized depreciation.......................   (160,449)
                                                   ---------
   Net unrealized appreciation...................  $ 749,243
                                                   =========

 (c) See Note 2b of accompanying Notes of Financial Statements regarding valuation of securities.

 (d) Market value of investments in foreign securities represents 30.13% of total net assets as of April 30, 2004.

 (e) The following securities are considered illiquid:

    PERIOD
   ACQUIRED   SHARES             SECURITY            COST BASIS
   --------   ------             --------            ----------
   2000..     1,205    SensAble Technologies, Inc.     $4,000
                       Class C Private Placement

     The aggregate value of this security at April 30, 2004, is $ @@ which represents 0.00% of net assets.

 (f) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $48,630, which represents .79% of total net assets of the fund as of April 30, 2004.

 (g) Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of April 30, 2004, was $1,004,526, which represents 16.33% of total net assets.

 H   Security is fully or partially on loan as of April 30, 2004. See
     Note 2d of accompanying Notes to Financial Statements.

  @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AS OF APRIL 30, 2004

                                                                                                                     UNREALIZED
                                                                               CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                               MARKET VALUE          AMOUNT             DATE            (DEPRECIATION)
-------------------------------------------------         ------------         --------         ----------         --------------
Japanese Yen (Buy)                                          $  3,448           $  3,474         05/07/2004            $   (26)
Japanese Yen (Buy)                                             2,730              2,745         05/06/2004                (15)
Japanese Yen (Buy)                                             3,423              3,430         05/10/2004                 (7)
South Africa Rand (Buy)                                       66,451             69,022         12/31/2004             (2,571)
South Africa Rand (Sell)                                     126,229            123,633         12/31/2004             (2,596)
                                                                                                                      -------
                                                                                                                      $(5,215)
                                                                                                                      =======

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD DISCIPLINED EQUITY FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 99.7%
            BASIC MATERIALS -- 4.7%
      41    3M Co. ...........................................  $  3,511
      38    Air Products and Chemicals, Inc. (with rights)....     1,878
     104    Gillette Co. (with rights)........................     4,268
     107    Kimberly-Clark Corp. .............................     6,990
                                                                --------
                                                                  16,647
                                                                --------
            CAPITAL GOODS -- 6.0%
      75    General Dynamics Corp. ...........................     7,012
     106    Graco, Inc. (with rights).........................     2,978
      57    Pitney Bowes, Inc. (with rights)..................     2,507
     100    United Technologies Corp. ........................     8,660
                                                                --------
                                                                  21,157
                                                                --------
            CONSUMER CYCLICAL -- 7.7%
      26    Best Buy Co., Inc.................................     1,432
      34    Dana Corp. (with rights)..........................       687
     146    Federated Department Stores, Inc. ................     7,159
     134    Gap, Inc. ........................................     2,943
      10    General Motors Corp. .............................       493
      41    Johnson Controls, Inc. ...........................     2,227
      45    Lennar Corp. Class A..............................     2,122
      85    NIKE, Inc. Class B................................     6,109
      72    Supervalu, Inc. (with rights).....................     2,205
      35    Wal-Mart Stores, Inc. ............................     2,001
                                                                --------
                                                                  27,378
                                                                --------
            CONSUMER STAPLES -- 8.4%
     202    Altria Group, Inc. ...............................    11,209
     141    Coca-Cola Enterprises, Inc. ......................     3,812
      72    Colgate-Palmolive Co. (with rights)...............     4,173
      70    Pepsi Bottling Group, Inc. .......................     2,049
      51    PepsiCo, Inc. ....................................     2,801
      95    Weyerhaeuser Co. .................................     5,636
                                                                --------
                                                                  29,680
                                                                --------
            ENERGY -- 5.9%
      55    Chevron Texaco Corp. .............................     4,996
      66    ConocoPhillips (with rights)......................     4,706
      30    Devon Energy Corp. ...............................     1,824
     142    Exxon Mobil Corp. ................................     6,050
      96    Unocal Corp. (with rights)........................     3,445
                                                                --------
                                                                  21,021
                                                                --------
            FINANCE AND INSURANCE -- 22.9%
      46    Ambac Financial Group, Inc. ......................     3,202
     152    Bank of America Corp. ............................    12,202
     312    Citigroup, Inc. ..................................    15,007
      81    Countrywide Financial Corp. ......................     4,777
     106    Fannie Mae........................................     7,257
      29    Federated Investors, Inc. Class B.................       864
      49    Freddie Mac.......................................     2,879
      25    Golden West Financial Corp. ......................     2,659
      15    Goldman Sachs Group, Inc. ........................     1,399

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            FINANCE AND INSURANCE -- (CONTINUED)
      80    MBIA, Inc. .......................................  $  4,729
     208    Medco Health Solutions, Inc.(a)...................     7,356
     104    Merrill Lynch & Co., Inc. ........................     5,613
      31    Morgan Stanley (with rights)......................     1,573
      50    Regions Financial Corp. ..........................     1,725
     150    St. Paul Travelers Companies, Inc. ...............     6,096
      52    XL Capital Ltd. Class A (with rights).............     3,985
                                                                --------
                                                                  81,323
                                                                --------
            HEALTH CARE -- 11.1%
     169    Abbott Laboratories (with rights).................     7,422
      29    Cephalon, Inc.(a).................................     1,628
      89    Genzyme Corp.(a)..................................     3,885
     207    King Pharmaceuticals, Inc.(a).....................     3,567
      67    Lilly (Eli) & Co. (with rights)...................     4,953
      53    McKesson Corp. ...................................     1,741
     335    Pfizer, Inc. (with rights)........................    11,971
     246    Schering-Plough Corp. (with rights)...............     4,121
                                                                --------
                                                                  39,288
                                                                --------
            SERVICES -- 6.5%
     139    Accenture Ltd. Class A(a).........................     3,292
     104    Cendant Corp.(a)..................................     2,451
     118    Comcast Corp. Class A(a)..........................     3,553
     103    Comcast Corp. Special Class A(a)..................     2,989
      38    FedEx Corp. ......................................     2,711
      40    Gannett Co., Inc. (with rights)...................     3,424
      39    Omnicom Group, Inc................................     3,125
      52    Waste Management, Inc.............................     1,471
                                                                --------
                                                                  23,016
                                                                --------
            TECHNOLOGY -- 24.0%
      40    Adobe Systems, Inc. (with rights).................     1,662
     150    Altera Corp.(a)...................................     3,000
     120    BEA Systems, Inc.(a)..............................     1,368
     311    Cisco Systems, Inc. (with rights)(a)..............     6,486
     145    Citizens Communications Co. (with rights)(a)......     1,895
     124    Dell, Inc. (with rights)(a).......................     4,311
     103    First Data Corp. .................................     4,652
     180    General Electric Co. .............................     5,400
      37    Intel Corp. ......................................       947
      83    International Business Machines Corp. ............     7,300
      33    Intuit, Inc. (with rights)(a).....................     1,389
     585    Microsoft Corp. ..................................    15,192
     384    Motorola, Inc. (with rights)......................     7,012
      75    National Semiconductor Corp.(a)...................     3,072
     239    Nextel Communications, Inc. Class A(a)............     5,693
      62    Scientific-Atlanta, Inc. (with rights)............     2,008
     162    Sprint Corp. (with rights)........................     2,896
      43    Tektronix, Inc. (with rights).....................     1,282
     155    Texas Instruments, Inc. (with rights).............     3,886
     347    Time Warner, Inc. (with rights)(a)................     5,828
                                                                --------
                                                                  85,279
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            UTILITIES -- 2.5%
      29    Ameren Corp. (with rights)........................  $  1,285
      95    Exelon Corp. .....................................     6,374
      34    Public Service Enterprise Group, Inc. ............     1,471
                                                                --------
                                                                   9,130
                                                                --------
            Total common stock
              (cost $323,272).................................  $353,919
                                                                --------
PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 0.1%
            FINANCE -- 0.1%
$     22    BNP Paribas Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f).....................  $     22
      72    Deutsche Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f).....................        72
     102    UBS Warburg Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f).....................       102
                                                                --------
            Total short-term investments (cost $196)..........  $    196
                                                                --------
            Total investments in securities
              (cost $323,468)(b)..............................  $354,115
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 (a) Presently non-income producing.

 (b) At April 30, 2004, the cost of securities for federal income tax purposes was $326,419 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

   Unrealized appreciation........................  $ 38,629
   Unrealized depreciation........................   (10,933)
                                                    --------
   Net unrealized appreciation....................  $ 27,696
                                                    ========

 (c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD DIVIDEND AND GROWTH FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE(C)
---------                                                       ----------
COMMON STOCK -- 94.7%
            BASIC MATERIALS -- 9.7%
     811    Abitibi-Consolidated, Inc. .......................  $    5,677
     830    Alcoa, Inc. ......................................      25,532
     213    Bowater, Inc. ....................................       8,914
     178    Dow Chemical Co. .................................       7,065
   1,101    DuPont (E.I.) de Nemours & Co. ...................      47,299
     510    Gillette Co. (with rights)........................      20,873
     660    International Paper Co. ..........................      26,607
     359    Kimberly-Clark Corp. .............................      23,477
     221    Rio Tinto plc ADRH................................      19,829
     574    Rohm & Haas Co. (with rights).....................      22,252
     284    Temple-Inland, Inc. (with rights).................      17,512
                                                                ----------
                                                                   225,037
                                                                ----------
            CAPITAL GOODS -- 5.0%
     324    General Dynamics Corp. ...........................      30,324
     571    Honeywell International, Inc. ....................      19,749
     448    Parker-Hannifin Corp. (with rights)...............      24,775
     552    Pitney Bowes, Inc. (with rights)..................      24,163
   1,367    Xerox Corp. (with rights)(a)......................      18,355
                                                                ----------
                                                                   117,366
                                                                ----------
            CONSUMER CYCLICAL -- 6.6%
     334    Avery Dennison Corp. (with rights)................      21,453
     323    Caterpillar, Inc. (with rights)...................      25,122
   1,784    Delphi Corp. .....................................      18,201
     176    General Motors Corp.H.............................       8,327
     104    Genuine Parts Co. ................................       3,734
     289    Grainger (W.W.), Inc. (with rights)...............      15,123
     800    Mattel, Inc. .....................................      13,566
     940    McDonald's Corp. .................................      25,596
     961    TJX Companies, Inc. ..............................      23,617
                                                                ----------
                                                                   154,739
                                                                ----------
            CONSUMER STAPLES -- 7.8%
     577    Altria Group, Inc. ...............................      31,932
     247    Colgate-Palmolive Co. (with rights)...............      14,296
     790    EnCana Corp. .....................................      31,002
     442    General Mills, Inc. ..............................      21,567
     239    Kraft Foods, Inc. Class A.........................       7,879
     374    PepsiCo, Inc. ....................................      20,396
     861    Sara Lee Corp. (with rights)......................      19,867
     576    Weyerhaeuser Co. .................................      34,075
                                                                ----------
                                                                   181,014
                                                                ----------
            ENERGY -- 11.6%
314.....    Anadarko Petroleum Corp. (with rights)............      16,813
831.....    BP plc ADR........................................      43,976
     425    ChevronTexaco Corp. ..............................      38,906
96......    ConocoPhillips (with rights)......................       6,873
   1,384    Exxon Mobil Corp. ................................      58,907
     416    Progress Energy, Inc. ............................      17,805
589.....    Royal Dutch Petroleum Co. NY Shares...............      28,636
     325    Schlumberger Ltd. ................................      19,040
417.....    Total S.A. ADRH...................................      38,396
                                                                ----------
                                                                   269,352
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE(C)
---------                                                       ----------
            FINANCE AND INSURANCE -- 17.8%
267.....    ACE Ltd. (with rights)............................  $   11,701
     477    American International Group, Inc. ...............      34,184
     634    Bank of America Corp. ............................      50,990
     647    Bank One Corp. ...................................      31,938
   1,348    Citigroup, Inc. ..................................      64,801
195.....    Comerica, Inc. (with rights)......................      10,078
     307    Franklin Resources, Inc. .........................      16,827
473.....    Freddie Mac.......................................      27,629
     165    Goldman Sachs Group, Inc. ........................      15,884
      78    HSBC Holdings plc ADR.............................       5,629
     340    Marsh & McLennan Companies, Inc. (with rights)....      15,311
     363    MBIA, Inc. .......................................      21,404
     267    Merrill Lynch & Co., Inc. ........................      14,452
     487    St. Paul Travelers Companies, Inc. ...............      19,823
     619    Synovus Financial Corp. (with rights).............      14,780
     262    UBS AG............................................      18,557
     433    XL Capital Ltd. Class A (with rights).............      33,029
     130    Zions Bancorporation..............................       7,325
                                                                ----------
                                                                   414,342
                                                                ----------
            HEALTH CARE -- 10.5%
   1,077    Abbott Laboratories (with rights).................      47,427
     339    AstraZeneca plc ADR...............................      16,221
     212    Aventis S.A. ADR..................................      15,993
     619    Baxter International, Inc. (with rights)..........      19,591
     158    Becton, Dickinson & Co. (with rights).............       7,972
     342    Cardinal Health, Inc. ............................      25,037
     385    Lilly (Eli) & Co. (with rights)...................      28,439
     260    McKesson Corp.....................................       8,547
     636    Pfizer, Inc. (with rights)........................      22,745
   1,622    Schering-Plough Corp. (with rights)...............      27,143
     642    Wyeth (with rights)...............................      24,422
                                                                ----------
                                                                   243,537
                                                                ----------
            SERVICES -- 3.9%
     393    Comcast Corp. Class A(a)..........................      11,831
     475    Comcast Corp. Special Class A(a)..................      13,779
     237    FedEx Corp. ......................................      17,035
280.....    Gannett Co., Inc. (with rights)...................      24,270
     881    Waste Management, Inc. ...........................      25,026
                                                                ----------
                                                                    91,941
                                                                ----------
            TECHNOLOGY -- 14.1%
     687    Apple Computer, Inc.(a)...........................      17,669
     244    AT&T Corp. .......................................       4,188
     941    BellSouth Corp. (with rights).....................      24,274
     271    Emerson Electric Co. (with rights)................      16,320
     357    General Electric Co. .............................      10,698
     744    Hewlett-Packard Co. ..............................      14,661
     469    International Business Machines Corp. ............      41,378
     986    Microsoft Corp. ..................................      25,599
   1,476    Motorola, Inc. (with rights)......................      26,928
   1,023    SBC Communications, Inc. .........................      25,480
     282    Sony Corp. ADR....................................      10,833
     840    Sprint Corp. (with rights)........................      15,022
     643    Texas Instruments, Inc. (with rights).............      16,137

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE(C)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
   1,340    Time Warner, Inc. (with rights)(a)................  $   22,542
   1,511    Verizon Communications, Inc. .....................      57,023
                                                                ----------
                                                                   328,752
                                                                ----------
            TRANSPORTATION -- 3.9%
     426    Canadian Pacific Railway Ltd. ADR.................       9,455
     874    CSX Corp. (with rights)...........................      26,896
      76    Norfolk Southern Corp. ...........................       1,803
     825    Southwest Airlines Co. (with rights)..............      11,785
     619    Union Pacific Corp. ..............................      36,448
     104    USF Corp. ........................................       3,465
                                                                ----------
                                                                    89,852
                                                                ----------
            UTILITIES -- 3.8%
     311    Dominion Resources, Inc. .........................      19,851
     412    Exelon Corp. .....................................      27,588
     415    FPL Group, Inc. (with rights).....................      26,428
     376    Pinnacle West Capital Corp. (with rights).........      14,691
                                                                ----------
                                                                    88,558
                                                                ----------
            Total common stock
              (cost $2,010,746)...............................  $2,204,490
                                                                ==========
SHORT-TERM INVESTMENTS -- 5.7%
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 0.6%
  15,170    Boston Global Investment Trust....................  $   15,170
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            FINANCE -- 5.1%
$ 13,055    BNP Paribas Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f).....................      13,055
  43,522    Deutsche Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f).....................      43,522
  61,144    UBS Warburg Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f).....................      61,144
                                                                ----------
                                                                   117,721
                                                                ----------
            Total short-term investments
              (cost $132,891).................................  $  132,891
                                                                ==========
            Total investments in securities
              (cost $2,143,637)(b)............................  $2,337,381
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 (a) Presently non-income producing.

 (b) At April 30, 2004, the cost of securities for federal income tax purposes is $2,153,550 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $227,308
      Unrealized depreciation........................   (43,477)
                                                       --------
      Net unrealized appreciation....................  $183,831
                                                       ========

 (c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

 (d) Market value of investments in foreign securities represents 10.49% of total net assets as of April 30, 2004.

 H   Security is fully or partially on loan as of April 30, 2004. See
     Note 2d of accompanying Notes to Financial Statements.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD EQUITY INCOME FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(B)
---------                                                       --------
COMMON STOCK -- 96.8%
            BASIC MATERIALS -- 9.3%
    191     Alcoa, Inc. ......................................  $  5,867
     64     Dow Chemical Co. .................................     2,521
     99     DuPont (E.I.) de Nemours & Co. ...................     4,256
     40     Kimberly-Clark Corp. .............................     2,640
     40     PPG Industries, Inc. .............................     2,392
                                                                --------
                                                                  17,676
                                                                --------
            CAPITAL GOODS -- 0.8%
     48     Rockwell Automation, Inc. ........................     1,556
                                                                --------
            CONSUMER CYCLICAL -- 8.9%
     96     Caterpillar, Inc. (with rights)...................     7,454
    115     General Motors Corp. .............................     5,449
    142     Masco Corp. (with rights).........................     3,969
                                                                --------
                                                                  16,872
                                                                --------
            CONSUMER STAPLES -- 7.5%
     61     Altria Group, Inc. ...............................     3,350
     46     General Mills, Inc. ..............................     2,229
     40     Heinz (H.J.) Co. .................................     1,513
     73     Kellogg Co. ......................................     3,139
     67     Weyerhaeuser Co. .................................     3,990
                                                                --------
                                                                  14,221
                                                                --------
            ENERGY -- 11.0%
     61     BP plc ADR........................................     3,200
     56     ChevronTexaco Corp. ..............................     5,167
     48     ConocoPhillips (with rights)......................     3,453
    211     Exxon Mobil Corp. ................................     8,992
                                                                --------
                                                                  20,812
                                                                --------
            FINANCE AND INSURANCE -- 35.8%
      6     ACE Ltd. (with rights)............................       263
    113     Bank of America Corp. ............................     9,062
     45     Chubb Corp. (with rights).........................     3,086
    179     Citigroup, Inc. ..................................     8,589
     26     Fannie Mae........................................     1,783
     42     First Horizon National Corp. .....................     1,829
      5     General Growth Properties, Inc. ..................       130
     61     Goldman Sachs Group, Inc. ........................     5,838
     34     Marsh & McLennan Companies, Inc. (with rights)....     1,538
     97     Merrill Lynch & Co., Inc. ........................     5,264
     78     Morgan Stanley (with rights)......................     4,021
    128     National City Corp. ..............................     4,442
     86     PNC Financial Services Group, Inc. (with
              rights).........................................     4,568
     91     St. Paul Travelers Companies, Inc. ...............     3,710
     56     SunTrust Banks, Inc. .............................     3,796
     20     U.S. Bancorp (with rights)........................       525
     39     Wachovia Corp. (with rights)......................     1,792
     19     Washington Mutual, Inc. (with rights).............       757

                                                                 MARKET
 SHARES                                                         VALUE(B)
---------                                                       --------
            FINANCE AND INSURANCE -- (CONTINUED)
     42     Wells Fargo & Co. (with rights)...................  $  2,382
     57     XL Capital Ltd. Class A (with rights).............     4,369
                                                                --------
                                                                  67,744
                                                                --------
            HEALTH CARE -- 5.4%
     74     Baxter International, Inc. (with rights)..........     2,334
     39     Merck & Co., Inc. ................................     1,853
    110     Pfizer, Inc. (with rights)........................     3,922
     57     Wyeth (with rights)...............................     2,184
                                                                --------
                                                                  10,293
                                                                --------
            SERVICES -- 1.3%
     28     Gannett Co., Inc. (with rights)...................     2,403
                                                                --------
            TECHNOLOGY -- 7.1%
     47     BellSouth Corp. (with rights).....................     1,202
     63     Emerson Electric Co. (with rights)................     3,781
    207     Hewlett-Packard Co. ..............................     4,071
    100     SBC Communications, Inc. .........................     2,481
     51     Verizon Communications, Inc. .....................     1,931
                                                                --------
                                                                  13,466
                                                                --------
            TRANSPORTATION -- 3.6%
    163     Shell Transport & Trading Co. plc ADR.............     6,841
                                                                --------
            UTILITIES -- 6.1%
     58     Dominion Resources, Inc. .........................     3,669
     43     Exelon Corp. .....................................     2,875
     40     FPL Group, Inc. (with rights).....................     2,514
     36     SCANA Corp. ......................................     1,232
     35     TXU Corp. (with rights)...........................     1,195
                                                                --------
                                                                  11,485
                                                                --------
            Total common stock
              (cost $182,137).................................  $183,369
                                                                --------
PRINCIPAL
AMOUNT
---------
SHORT-TERM INVESTMENTS -- 1.6%
            FINANCE -- 1.6%
 $  345     BNP Paribas Joint Repurchase Agreement, 1.00%,
              05/03/2004 (Note 2f)............................  $    345
  1,150     Deutsche Joint Repurchase Agreement, 1.00%,
              05/03/2004 (Note 2f)............................     1,150
  1,615     UBS Warburg Joint Repurchase Agreement, 1.00%,
              05/03/2004 (Note 2f)............................     1,615
                                                                --------
            Total short-term investments
              (cost $3,110)...................................  $  3,110
                                                                --------
            Total investments in securities
              (cost $185,246)(a)..............................  $186,479
                                                                ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 (a) At April 30, 2004, the cost of securities for federal income tax purposes is $185,246 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $ 4,406
      Unrealized depreciation.........................   (3,173)
                                                        -------
      Net unrealized appreciation.....................  $ 1,233
                                                        =======

 (b) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

 (c) Market value of investments in foreign securities represents 5.30% of total net assets as of April 30, 2004.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD FOCUS FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 98.3%
            BASIC MATERIALS -- 3.1%
   122      Alcoa, Inc. ......................................  $  3,761
                                                                --------
            CAPITAL GOODS -- 3.0%
    42      United Technologies Corp. ........................     3,649
                                                                --------
            CONSUMER CYCLICAL -- 5.6%
    49      Caterpillar, Inc. (with rights)...................     3,809
    41      NIKE, Inc. Class B................................     2,979
                                                                --------
                                                                   6,788
                                                                --------
            CONSUMER STAPLES -- 5.2%
    61      Anheuser-Busch Companies, Inc. (with rights)......     3,110
    30      Procter & Gamble Co. .............................     3,194
                                                                --------
                                                                   6,304
                                                                --------
            ENERGY -- 8.5%
   163      Exxon Mobil Corp. ................................     6,914
    58      Schlumberger Ltd. ................................     3,401
                                                                --------
                                                                  10,315
                                                                --------
            FINANCE AND INSURANCE -- 22.2%
    80      American Express Co. .............................     3,892
    72      American International Group, Inc. ...............     5,144
    62      Bank of America Corp. ............................     4,958
   129      Citigroup, Inc. ..................................     6,204
    75      Marsh & McLennan Companies, Inc. (with rights)....     3,383
    68      Morgan Stanley (with rights)......................     3,489
                                                                --------
                                                                  27,070
                                                                --------
            HEALTH CARE -- 17.4%
    62      Amgen, Inc. (with rights)(a)......................     3,461
    66      Genzyme Corp.(a)..................................     2,858
    51      Lilly (Eli) & Co. (with rights)...................     3,727
    99      Medtronic, Inc. (with rights).....................     4,985
   174      Pfizer, Inc. (with rights)........................     6,222
                                                                --------
                                                                  21,253
                                                                --------
            SERVICES -- 2.9%
    49      FedEx Corp. ......................................     3,538
                                                                --------
            TECHNOLOGY -- 30.4%
   168      Cisco Systems, Inc. (with rights)(a)..............     3,508
   282      EMC Corp.(a)......................................     3,150

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            TECHNOLOGY -- (CONTINUED)
   200      General Electric Co. .............................  $  5,999
   142      Hewlett-Packard Co. ..............................     2,793
   135      Intel Corp. ......................................     3,468
    79      Lockheed Martin Corp. ............................     3,783
   370      Microsoft Corp. ..................................     9,595
   286      Time Warner, Inc. (with rights)(a)................     4,809
                                                                --------
                                                                  37,105
                                                                --------
            Total common stock (cost $115,081)................  $119,783
                                                                --------
PRINCIPAL
AMOUNT
---------
SHORT-TERM INVESTMENTS -- 3.0%
            FINANCE -- 3.0%
 $ 406      BNP Paribas Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f).....................  $    406
 1,355      Deutsche Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f).....................     1,355
 1,903      UBS Warburg Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f).....................     1,903
                                                                --------
            Total short-term investments (cost $3,664)........  $  3,664
                                                                --------
            Total investments in securities (cost
              $118,745)(b)....................................  $123,447
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 (a) Presently non-income producing.

 (b) At April 30, 2004, the cost of securities for federal income tax purposes is $120,687 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $ 5,477
      Unrealized depreciation.........................   (2,717)
                                                        -------
      Net unrealized appreciation.....................  $ 2,760
                                                        =======

 (c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GLOBAL COMMUNICATIONS FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
 COMMON STOCK -- 97.3%
            AUDIO AND VIDEO EQUIPMENT -- 2.1%
      1     Samsung Electronics Co. Ltd.(e)...................  $   253
                                                                -------
            OTHER TELECOMMUNICATIONS -- 55.7%
     49     Brasil Telecom S.A. ADR...........................      563
     36     France Telecom S.A.(e)............................      866
     @@     KDDI Corp.(e).....................................      455
     30     P.T. Telekomunikasi Indonesia ADR.................      538
     67     Sprint Corp. (with rights)H.......................    1,193
    161     Telecom Italia S.p.A.(e)H.........................      375
     32     Telekom Austria AG(d)(e)..........................      469
 24,000     Telemar Norte Leste S.A. .........................      399
    121     Telenor ASA(d)(e)H................................      787
     24     Telkom South Africa Ltd. ADRH.....................    1,037
                                                                -------
                                                                  6,682
                                                                -------
            TELECOMMUNICATION RESELLERS -- 0.6%
      4     Chunghwa Telecom Co. Ltd. ........................       72
                                                                -------
            WIRED TELECOMMUNICATIONS CARRIERS -- 12.3%
      4     Belgacom S.A.(a)(d)...............................      127
      7     Deutsche Telekom AG(e)............................      120
    184     Eircom Group plc(a)(d)............................      322
    127     Koninklijke (Royal) KPN N.V.(e)H..................      907
                                                                -------
                                                                  1,476
                                                                -------
            WIRELESS COMMUNICATIONS SERVICES -- 3.5%
119....     Dobson Communications Corp.(a)H...................      424
                                                                -------
            WIRELESS TELECOMMUNICATIONS CARRIERS -- 23.1%
     38     Citizens Communications Co. (with rights)(a)......      493
     26     Nextel Communications, Inc. Class A(a)............      615
     10     Nextel Partners, Inc. Class A(a)H.................      139
     @@     NTT DoCoMo, Inc.(e)...............................      329
     23     Philippine Long Distance Telephone Co.(a)(e)......      436
      1     SK Telecom Co. Ltd.(e)............................      246
    212     Vodafone Group plc(e).............................      513
                                                                -------
                                                                  2,771
                                                                -------
            Total common stock
              (cost $10,255)..................................  $11,678
                                                                -------
PRINCIPAL
AMOUNT
---------
SHORT-TERM INVESTMENTS -- 27.7%
            FINANCE -- 3.4%
 $   46     BNP Paribas Joint Repurchase Agreement, 1.00%,
              05/03/2004 (Note 2f)............................  $    46
    153     Deutsche Joint Repurchase Agreement, 1.00%,
              05/03/2004 (Note 2f)............................      153
    215     UBS Warburg Joint Repurchase Agreement, 1.00%,
              05/03/2004 (Note 2f)............................      215
                                                                -------
                                                                    414
                                                                -------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 24.3%
  2,915     Navigator Prime Portfolio.........................  $ 2,915
                                                                -------
            Total short-term investments
              (cost $3,329)...................................  $ 3,329
                                                                -------
            Total investments in securities
              (cost $13,584)(b)...............................  $15,007
                                                                =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 (a) Presently non-income producing.

 (b) At April 30, 2004, the cost of securities for federal income tax purposes was $13,618 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation..........................  $1,899
      Unrealized depreciation..........................    (510)
                                                         ------
      Net unrealized appreciation......................  $1,389
                                                         ======

 (c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

 (d) Securities exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,705, which represents 14.21% of total net assets of the fund as of April 30, 2004.

 (e) Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of April 30, 2004, was $5,756, which represents 47.97% of total net assets.

 H   Security is fully or partially on loan as of April 30, 2004. See
     Note 2d of accompanying Notes to Financial Statements.

  @@ Due to the presentation of the financial statements in thousands, the number of shares and/or dollars round to zero.

                                                  PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                         NET ASSETS
--------------------------                        -------------
United States                                          51.9%
Philippines                                             3.6%
Norway                                                  6.5%
Austria                                                 3.9%
Japan                                                   6.5%
Belgium                                                 1.1%
South Africa                                            8.6%
United Kingdom                                          4.2%
Netherlands                                             7.5%
Brazil                                                  8.0%
Germany                                                 1.0%
Indonesia                                               4.5%
France                                                  7.2%
Italy                                                   3.1%
Ireland                                                 2.7%
Taiwan                                                  0.6%
South Korea                                             4.1%
                                                      -----
Total                                                 125.0%
                                                      =====

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 96.5%
            AGENCIES, BROKERAGES, OTHER INSURANCE
            ACTIVITIES -- 5.4%
     25     Clark, Inc.(a)H...................................  $   455
     13     Marsh & McLennan Companies, Inc. (with rights)....      591
                                                                -------
                                                                  1,046
                                                                -------
            COMMERCIAL BANKING -- 14.1%
      1     Banco Popular Espanol S.A.(d)H....................       49
     39     Barclays plc(d)...................................      351
     19     Credit Agricole S.A.(d)H..........................      459
      1     Societe Generale Class A(d)H......................      116
     19     Standard Bank Group Ltd. .........................      110
     11     UBS AG(d)H........................................      812
     56     UniCredito Italiano S.p.A.(d)H....................      260
     46     Westpac Banking Corp.(d)..........................      582
                                                                -------
                                                                  2,739
                                                                -------
            CONSUMER LENDING -- 0.9%
      3     Takefuji Corp.(d)H................................      168
                                                                -------
            DEPOSITORY CREDIT BANKING -- 22.0%
     11     Bank of America Corp. ............................      853
      7     Bank of Hawaii Corp. .............................      302
      6     Canadian Western Bank.............................      187
     20     Citigroup, Inc. ..................................      952
      7     Golden West Financial Corp. ......................      778
     37     Hibernia Corp. Class A............................      808
     28     HSBC Holdings plc(d)..............................      398
     @@     Signature Bank(a).................................        5
                                                                -------
                                                                  4,283
                                                                -------
            INSURANCE CARRIERS -- 21.0%
     20     ACE Ltd. (with rights)............................      881
      8     Ambac Financial Group, Inc. ......................      531
     10     American International Group, Inc. ...............      745
     49     Banca Intesa S.p.A.(d)H...........................      160
     17     Cincinnati Financial Corp. .......................      680
      8     Converium Holding AG ADR..........................      208
      7     MBIA, Inc. .......................................      430
     12     Reinsurance Group of America, Inc. ...............      446
                                                                -------
                                                                  4,081
                                                                -------
            INTERNATIONAL TRADE FINANCING (FOREIGN
            BANKS) -- 6.6%
     20     Northern Rock plc(d)..............................      264
     25     Royal Bank of Scotland Group plc(d)...............      732
     19     St. George Bank Ltd.(d)H..........................      282
                                                                -------
                                                                  1,278
                                                                -------
            MONETARY AUTHORITIES -- CENTRAL BANK -- 2.8%
     @@     Mitsubishi Tokyo Financial Group, Inc.(d).........      273
     @@     Sumitomo Mitsui Financial Group, Inc.(d)H.........      276
                                                                -------
                                                                    549
                                                                -------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            NONDEPOSITORY CREDIT BANKING -- 7.4%
     25     Banco Latinoamericano de Exportaciones S.A. ADR
              Class E.........................................  $   373
     11     Fannie Mae........................................      722
      6     Freddie Mac.......................................      345
                                                                -------
                                                                  1,440
                                                                -------
            OTHER FINANCIAL INVESTMENT ACTIVITIES -- 10.6%
     17     AMVESCAP plc(d)...................................      111
      9     Franklin Resources, Inc. .........................      472
     71     Lloyds TSB Group plc(d)...........................      531
     22     Nomura Holdings, Inc.(d)..........................      353
      6     State Street Corp. (with rights)..................      298
     @@     UFJ Holdings, Inc.(d).............................      297
                                                                -------
                                                                  2,062
                                                                -------
            REAL ESTATE CREDIT (MORTGAGE BANKING) -- 1.4%
      5     Countrywide Financial Corp. ......................      276
                                                                -------
            SECURITIES AND COMMODITY EXCHANGES -- 0.4%
     10     Nasdaq Stock Market, Inc.(a)......................       78
                                                                -------
            SECURITIES, COMMODITIES AND BROKERAGE -- 3.9%
      4     Goldman Sachs Group, Inc. ........................      376
      7     Merrill Lynch & Co., Inc. ........................      390
                                                                -------
                                                                    766
                                                                -------
            Total common stock
              (cost $17,354)..................................  $18,766
                                                                -------
PRINCIPAL
AMOUNT
---------
SHORT-TERM INVESTMENTS -- 14.0%
            FINANCE -- 2.2%
 $   48     BNP Paribas Joint Repurchase Agreement, 1.00%,
              05/03/2004 (Note 2f)............................       48
    159     Deutsche Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f).....................      159
    224     UBS Warburg Joint Repurchase Agreement, 1.00%,
              05/03/2004 (Note 2f)............................      224
                                                                -------
                                                                    431
                                                                -------
SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 11.8%
  2,281     Navigator Prime Portfolio.........................    2,281
                                                                -------
            Total short-term investments (cost $2,712)........  $ 2,712
                                                                -------
            Total investments in securities (cost
              $20,066)(b).....................................  $21,478
                                                                -------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 (a) Presently non-income producing.

 (b) At April 30, 2004, the cost of securities for federal income tax purposes is $20,151 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation..........................  $1,724
      Unrealized depreciation..........................    (397)
                                                         ------
      Net unrealized appreciation......................  $1,327
                                                         ======

 (c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of April 30, 2004, was $6,474, which represents 33.31% of total net assets.

 H   Security is fully or partially on loan as of April 30, 2004. See
     Note 2d of accompanying Notes to Financial Statements.

                                                  PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                         NET ASSETS
--------------------------                        -------------
United States                                          72.7%
United Kingdom                                         12.3%
Japan                                                   7.0%
Switzerland                                             5.2%
Australia                                               4.4%
France                                                  3.0%
Italy                                                   2.2%
Panama                                                  1.9%
Canada                                                  1.0%
South Africa                                            0.6%
Spain                                                   0.2%
                                                      -----
Total                                                 110.5%
                                                      =====

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                              AS OF APRIL 30, 2004

                                                                                                                 UNREALIZED
                                                              MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                                   VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                                   ------         --------         --------         --------------
South African Rand (Sell)                                      $ 7             $ 7            5/5/2004              $@@
Japanese Yen (Sell)                                             55              55            5/6/2004               @@
                                                                                                                    ---
                                                                                                                    $@@
                                                                                                                    ===

@@ Due to the presentation of the financial statements in thousands, the number of shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GLOBAL HEALTH FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 98.0%
            AGENCIES, BROKERAGES, OTHER INSURANCE
            ACTIVITIES -- 4.0%
     336    Medco Health Solutions, Inc.(a)...................  $ 11,876
                                                                --------
            BASIC CHEMICAL MANUFACTURING -- 0.9%
     101    Bayer AG(d)H......................................     2,705
                                                                --------
            DRUGS & DRUGGISTS SUNDRIES WHOLESALERS -- 4.7%
      87    Cardinal Health, Inc. ............................     6,373
     233    McKesson Corp. ...................................     7,640
                                                                --------
                                                                  14,013
                                                                --------
            ELECTRICAL EQUIP MANUF -- 1.0%
     165    Olympus Corp.(d)..................................     3,150
                                                                --------
            ELECTROMEDICAL MANUFACTURING -- 5.0%
      99    Guidant Corp. ....................................     6,225
     176    Medtronic, Inc. (with rights).....................     8,861
                                                                --------
                                                                  15,086
                                                                --------
            INSURANCE CARRIERS -- 4.4%
      61    Aetna, Inc. ......................................     5,064
      92    Anthem, Inc.(a)...................................     8,167
                                                                --------
                                                                  13,231
                                                                --------
            MEDICAL EQUIPMENT & SUPPLIES MANUFACTURING -- 5.6%
     222    Baxter International, Inc. (with rights)..........     7,026
      85    Becton, Dickinson & Co. (with rights).............     4,271
     371    Gambro AB Class B(d)H.............................     3,204
     111    Viasys Healthcare, Inc. (with rights)(a)..........     2,149
                                                                --------
                                                                  16,650
                                                                --------
            NAVIGATE, MEASURE, CONTROL INSTRUMENTS -- 2.4%
      64    Beckman Coulter, Inc. (with rights)...............     3,557
     265    Bruker BioSciences Corp.(a).......................     1,374
     149    CTI Molecular Imaging, Inc.(a)H...................     2,233
                                                                --------
                                                                   7,164
                                                                --------
            OFFICES OF PHYSICIANS -- 1.0%
      90    Edwards Lifesciences Corp.(a).....................     3,108
                                                                --------
            OTHER CHEMICAL AND PREPARATION -- 0.4%
      58    Connetics Corp.(a)H...............................     1,132
                                                                --------
            PHARMACEUTICAL & MEDICINE MANUFACTURING -- 51.7%
     345    Abbott Laboratories(e)............................    14,277
     101    Abgenix, Inc. (with rights)(a)H...................     1,637
      99    Amylin Pharmaceuticals, Inc.(a)H..................     2,213
     324    AstraZeneca plc ADR...............................    15,488
     112    AtheroGenics, Inc. (with rights)(a)H..............     2,648
     155    Aventis S.A. ADRH.................................    11,712
      74    Cephalon, Inc.(a)H................................     4,206
     285    Chugai Pharmaceutical Co. Ltd.(d).................     4,296
       7    Cytokinetics, Inc.(a).............................       112
     241    Eisai Co. Ltd.(d).................................     6,097
     137    Forest Laboratories, Inc. (with rights)(a)........     8,853
     289    Fujisawa Pharmaceutical Co. Ltd.(d)H..............     6,674
      35    Hospira, Inc.(a)..................................       983
      67    ILEX Oncology, Inc. (with rights)(a)..............     1,551

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            PHARMACEUTICAL & MEDICINE
            MANUFACTURING -- (CONTINUED)
     257    King Pharmaceuticals, Inc.(a).....................  $  4,440
     166    Lilly (Eli) & Co. (with rights)...................    12,282
     268    Novartis AG(d)....................................    11,964
      25    OSI Pharmaceuticals, Inc. (with rights)(a)H.......     1,845
      50    Schering AG(d)H...................................     2,592
   1,092    Schering-Plough Corp. (with rights)...............    18,262
      49    Schwarz Pharma AG(d)..............................     1,383
     366    Shionogi & Co. Ltd.(d)............................     5,692
      89    Takeda Chemical Industries Ltd.(d)................     3,574
      90    Vertex Pharmaceuticals, Inc.(a)H..................       778
      78    Watson Pharmaceuticals, Inc.(a)...................     2,778
     234    Wyeth (with rights)...............................     8,905
                                                                --------
                                                                 155,242
                                                                --------
            PROFESSIONAL, SCIENTIFIC, AND TECHNICAL SERVICES -- 1.1%
      26    Dendrite International, Inc. (with rights)(a).....       447
     325    Exelixis, Inc.(a)H................................     2,951
                                                                --------
                                                                   3,398
                                                                --------
            PUBLIC -- ADMINISTRATION OF HUMAN RESOURCE
            PROGRAMS -- 1.0%
      39    Express Scripts, Inc. (with rights)(a)............     3,032
                                                                --------
            SCIENTIFIC RESEARCH & DEVELOPMENT SERVICES -- 14.8%
     419    Applera Corp. -- Celera Genomics Group(a).........     4,939
     128    ARIAD Pharmaceuticals, Inc. (with rights)(a)H.....     1,450
     171    Ciphergen Biosystems, Inc.(a)H....................     1,253
     145    CV Therapeutics, Inc. (with rights)(a)H...........     2,082
     393    Elan Corp. plc ADR(a)H............................     8,497
     266    Genzyme Corp.(a)..................................    11,574
      67    Gilead Sciences, Inc.(a)..........................     4,082
      83    Human Genome Sciences, Inc. (with rights)(a)......     1,010
     137    Medicines Co.(a)H.................................     4,485
     126    Millennium Pharmaceuticals, Inc. (with
              rights)(a)......................................     1,884
     152    Regeneron Pharmaceutical, Inc.(a)H................     1,900
      86    Zymogenetics, Inc.(a)H............................     1,365
                                                                --------
                                                                  44,521
                                                                --------
            Total common stock
              (cost $268,837).................................  $294,308
                                                                --------
PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 17.9%
            FINANCE -- 3.5%
 $ 1,148    BNP Paribas Joint Repurchase Agreement, 1.00%,
              05/03/2004 (Note 2f)............................  $  1,148
   3,827    Deutsche Joint Repurchase Agreement, 1.00%,
              05/03/2004 (Note 2f)............................     3,827
   5,377    UBS Warburg Joint Repurchase Agreement, 1.00%,
              05/03/2004 (Note 2f)............................     5,377
                                                                --------
                                                                  10,352
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 14.4%
  43,381    Navigator Prime Portfolio.........................  $ 43,381
                                                                --------
            Total short-term investments
              (cost $53,733)..................................  $ 53,733
                                                                --------
            Total investments in securities
              (cost $322,570)(b)..............................  $348,041
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 (a) Presently non-income producing.

 (b) At April 30, 2004, the cost of securities for federal income tax purposes is $323,529 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $ 41,213
      Unrealized depreciation........................   (16,701)
                                                       --------
      Net unrealized appreciation....................  $ 24,512
                                                       ========

 (c) See Note 2b of accompanying Notes of Financial Statements regarding valuation of securities.

 (d) Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of April 30, 2004, was $51,331, which represents 17.09% of total net assets.

 (e) The cost of securities on a when issued basis at April 30, 2004 was $15,041.

 H   Security is fully or partially on loan as of April 30, 2004. See
     Note 2d of accompanying Notes to Financial Statements.

                                                  PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                         NET ASSETS
--------------------------                        -------------
United States                                          86.9%
Japan                                                   9.8%
United Kingdom                                          5.2%
Switzerland                                             4.0%
France                                                  3.9%
Ireland                                                 2.8%
Germany                                                 2.2%
Sweden                                                  1.1%
                                                      -----
Total                                                 115.9%
                                                      =====

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                              AS OF APRIL 30, 2004

                                                                                                                  UNREALIZED
                                                              MARKET         CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                                                   VALUE           AMOUNT            DATE            (DEPRECIATION)
-----------                                                   ------         --------         ---------         --------------
Euro (Buy)                                                     $81             $81             5/4/2004              $@@
                                                                                                                     ---

@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GLOBAL LEADERS FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 99.2%
            CANADA -- 2.1%
      162   Research In Motion Ltd.(a) (Technology)H..........  $ 14,090
                                                                --------
            FRANCE -- 11.2%
    1,060   Alcatel S.A.(e) (Technology)H.....................    15,541
    1,946   Alstom(a)(e) (Capital Goods)H.....................     3,655
      321   AXA(e) (Finance and Insurance)H...................     6,656
       73   Cie Generale D'Optique Essilor International
              S.A.(e) (Basic Materials)H......................     4,246
      264   M6-Metropole Television(e) (Services)H............     7,641
       28   Pernod Ricard(e) (Consumer Staples)...............     3,522
      113   Pinault-Printemps-Redoute S.A.(e) (Consumer
              Cyclical)H......................................    11,571
       62   Total S.A.(e) (Energy)H...........................    11,486
      456   Vivendi Universal S.A.(e) (Services)H.............    11,327
                                                                --------
                                                                  75,645
                                                                --------
            GERMANY -- 1.7%
       19   Allianz AG(e) (Finance and Insurance)H............     1,996
       90   Muenchener Rueckversicherungs-Gesellschaft AG(e)
              (Finance and Insurance)H........................     9,638
                                                                --------
                                                                  11,634
                                                                --------
            HONG KONG -- 0.3%
    1,734   China Merchants Holdings International Co. Ltd.(e)
              (Transportation)H...............................     2,025
                                                                --------
            IRELAND -- 4.5%
    1,414   Elan Corp. plc ADR(a) (Health Care)H..............    30,536
                                                                --------
            ITALY -- 0.8%
    6,875   Finmeccanica S.p.A.(e) (Capital Goods)............     5,217
                                                                --------
            JAPAN -- 8.2%
        1   Dentsu, Inc.(e) (Services)........................     1,878
       75   Fast Retailing Co. Ltd.(e) (Consumer Cyclical)....     5,805
        1   Mitsubishi Tokyo Financial Group, Inc.(e) (Finance
              and Insurance)..................................     6,105
      164   Nintendo Co. Ltd.(e) (Consumer Cyclical)              15,294
       75   ORIX Corp.(e) (Finance and Insurance).............     7,816
1........   Sumitomo Mitsui Financial Group, Inc.(e) (Finance
              and Insurance)H.................................     6,222
      172   Trend Micro, Inc.(e) (Technology).................     6,395
        1   UFJ Holdings, Inc.(e) (Finance and Insurance).....     5,797
                                                                --------
                                                                  55,312
                                                                --------
            LUXEMBOURGH -- 0.1%
       44   SES Global(d) (Technology)........................       418
                                                                --------
            NETHERLANDS -- 2.7%
      319   European Aeronautic Defence and Space Co.(e)
              (Capital Goods)H................................     8,005
    1,347   Koninklijke Ahold N.V.(e) (Consumer Cyclical).....    10,327
                                                                --------
                                                                  18,332
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            SOUTH KOREA -- 5.4%
      730   Kia Motors Corp.(e) (Consumer Cyclical)...........  $  6,733
      177   LG Electronics, Inc.(e) (Consumer Cyclical).......    10,537
       82   Samsung Electronics Co. Ltd. GDR(d)
              (Technology)....................................    19,409
                                                                --------
                                                                  36,679
                                                                --------
            SWEDEN -- 2.2%
    5,767   Telefonaktiebolaget LM Ericsson(e) (Technology)...    15,365
                                                                --------
            SWITZERLAND -- 3.8%
    2,237   ABB Ltd.(e) (Technology)..........................    12,608
      126   Roche Holding AG(e) (Health Care).................    13,199
                                                                --------
                                                                  25,807
                                                                --------
            UNITED KINGDOM -- 12.3%
    1,523   Capita Group plc(e) (Services)....................     8,343
    3,403   Carphone Warehouse Group plc(e) (Technology)......     8,595
    1,578   EMI Group plc(e) (Services).......................     7,161
      204   GlaxoSmithKline plc (Health Care).................     4,218
      641   Imperial Tobacco Group plc(e) (Consumer
              Staples)........................................    14,139
    1,123   Kingfisher plc(e) (Consumer Cyclical).............     5,616
    1,534   New Dixons Group plc(e) (Consumer Cyclical).......     4,210
      995   Reuters Group plc(e) (Technology).................     6,532
   10,098   Vodafone Group plc(e) (Technology)................    24,424
                                                                --------
                                                                  83,238
                                                                --------
            UNITED STATES -- 43.9%
      192   Altera Corp.(a) (Technology)......................     3,842
      279   Altria Group, Inc. (Consumer Staples).............    15,440
      142   Apache Corp. (Energy).............................     5,962
      104   Apollo Group, Inc. Class A(a) (Services)..........     9,488
      371   Apple Computer, Inc.(a) (Technology)..............     9,543
      166   Baxter International, Inc. (with rights) (Health
              Care)...........................................     5,267
      680   Cendant Corp.(a) (Services).......................    16,095
      385   Cisco Systems, Inc. (with rights)(a)
              (Technology)....................................     8,035
      249   Citigroup, Inc. (Finance and Insurance)...........    11,957
      166   Colgate-Palmolive Co. (with rights) (Consumer
              Staples)........................................     9,585
      147   Countrywide Financial Corp. (Finance and
              Insurance)......................................     8,702
      109   Deere & Co. (with rights) (Capital Goods).........     7,403
       45   Dell, Inc. (with rights)(a) (Technology)..........     1,545
      126   eBay, Inc.(a) (Consumer Cyclical).................    10,041
      159   Exxon Mobil Corp. (Energy)........................     6,778
      242   First Data Corp. (Technology).....................    10,980
       72   General Mills, Inc. (Consumer Staples)............     3,520
      555   Gillette Co. (with rights) (Basic Materials)......    22,727
       26   Goldman Sachs Group, Inc. (Finance and
              Insurance)......................................     2,509
      139   McKesson Corp. (Health Care)......................     4,574
      314   Medco Health Solutions, Inc.(a) (Finance and
              Insurance)......................................    11,123

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            UNITED STATES -- (CONTINUED)
      282   Medtronic, Inc. (with rights) (Health Care).......  $ 14,230
      146   Microsoft Corp. (Technology)......................     3,799
      799   Motorola, Inc. (with rights) (Technology).........    14,584
      203   Noble Corp. (with rights)(a) (Energy).............     7,551
      227   Pfizer, Inc. (with rights) (Health Care)..........     8,121
      264   Red Hat, Inc.(a) (Technology)H....................     6,000
      186   Smith International, Inc. (with rights)(a)
              (Energy)........................................    10,162
       75   Symantec Corp.(a) (Technology)....................     3,374
      607   Tyco International Ltd. (with rights) (Capital
              Goods)..........................................    16,668
      297   Waste Management, Inc. (Services).................     8,426
      223   XM Satellite Radio Holdings, Inc. Class A (with
              rights)(a) (Services)...........................     5,346
      276   Yahoo!, Inc. (with rights)(a) (Technology)........    13,922
                                                                --------
                                                                 297,299
                                                                --------
            Total common stock
              (cost $617,443).................................  $671,597
                                                                --------
SHORT-TERM INVESTMENTS -- 19.2%
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 18.6%
  125,726   Navigator Prime Portfolio.........................  $125,726
                                                                --------
PRINCIPAL
 AMOUNT
---------
            FINANCE -- 0.6%
$     476   BNP Paribas Joint Repurchase Agreement, 1.00%,
              05/03/2004 (Note 2f)............................       476
    1,587   Deutsche Joint Repurchase Agreement, 1.00%,
              05/03/2004 (Note 2f)............................     1,587
    2,229   UBS Warburg Joint Repurchase Agreement, 1.00%,
              05/03/2004 (Note 2f)............................     2,229
                                                                --------
                                                                   4,292
                                                                --------
            Total short-term investments
              (cost $130,018).................................  $130,018
                                                                ========
            Total investments in securities
              (cost $747,461)(b)..............................  $801,615
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 (a) Presently non-income producing.

 (b) At April 30, 2004, the cost of securities for federal income tax purposes is $749,102 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $ 70,222
      Unrealized depreciation........................   (17,709)
                                                       --------
      Net unrealized appreciation....................  $ 52,513
                                                       ========

 (c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

 (d) Securities exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $19,826, which represents 2.93% of total net assets of the fund as of April 30, 2004.

 (e) Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of April 30, 2004, was $305,627 which represents 45.15% of total net assets.

 H   Security is fully or partially on loan as of April 30, 2004. See
     Note 2d of accompanying Notes to Financial Statements.

                                                  PERCENTAGE OF
DIVERSIFICATION BY INDUSTRY                        NET ASSETS
---------------------------                       -------------
Consumer Staples                                        6.8%
Health Care                                            11.8%
Energy                                                  6.2%
Basic Materials                                         4.0%
Consumer Cyclical                                      11.8%
Services                                               11.2%
Capital Goods                                           6.1%
Technology                                             29.4%
Transportation                                          0.3%
Finance and Insurance                                  11.6%
Short-Term Investments                                 19.2%
                                                      -----
                                                      118.4%
                                                      =====

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GLOBAL LEADERS FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                              AS OF APRIL 30, 2004

                                                                                                                  UNREALIZED
                                                              MARKET         CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                                                   VALUE           AMOUNT            DATE            (DEPRECIATION)
-----------                                                   ------         --------         ---------         --------------
British Pounds (Buy)                                          $3,574          $3,578          05/05/2004             $ (4)
British Pounds (Buy)                                          5,033            5,042          05/06/2004               (9)
Euro (Buy)                                                    4,563            4,508          05/03/2004               55
Euro (Buy)                                                      252              252          05/05/2004               @@
Euro (Sell)                                                   4,594            4,588          05/04/2004               (6)
Hong Kong Dollars (Sell)                                      3,947            3,947          05/03/2004               @@
Hong Kong Dollars (Sell)                                        542              542          05/04/2004               @@
Japanese Yen (Buy)                                            4,636            4,645          05/10/2004               (9)
Swiss Francs (Sell)                                           2,194            2,194          05/05/2004               @@
South Africa Rand (Sell)                                        383              394          05/03/2004               11
South Africa Rand (Sell)                                         52               53          05/04/2004                1
South Africa Rand (Sell)                                        173              173          05/05/2004               @@
South Africa Rand (Sell)                                        183              184          05/06/2004                1
South Africa Rand (Sell)                                      1,478            1,466          05/07/2004              (12)
                                                                                                                     ----
                                                                                                                     $ 28
                                                                                                                     ====

@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GLOBAL TECHNOLOGY FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 99.6%
            AUDIO AND VIDEO EQUIPMENT -- 4.1%
      9     Samsung Electronics Co. Ltd. GDR(e)...............  $ 1,983
     19     Sony Corp.(e).....................................      715
                                                                -------
                                                                  2,698
                                                                -------
            COMMUNICATIONS EQUIPMENT -- 18.1%
     41     Alcatel S.A.(e)...................................      597
    184     Cisco Systems, Inc. (with rights)(a)..............    3,838
    163     Motorola, Inc. (with rights)......................    2,973
     20     Plantronics, Inc.(a)..............................      744
     19     Polycom, Inc. (with rights)(a)....................      357
     32     QUALCOMM, Inc.....................................    1,999
     45     Scientific-Atlanta, Inc. (with rights)............    1,445
                                                                -------
                                                                 11,953
                                                                -------
            COMPUTER AND PERIPHERAL -- 8.1%
     46     Apple Computer, Inc.(a)...........................    1,184
     36     Dell, Inc. (with rights)(a).......................    1,236
     33     Hewlett-Packard Co................................      658
    237     Maxtor Corp.(a)...................................    1,544
     24     Silicon Storage Technology, Inc.(a)...............      322
     16     VERITAS Software Corp. (with rights)(a)...........      413
                                                                -------
                                                                  5,357
                                                                -------
            COMPUTER SYSTEMS DESIGN & RELATED SERVICES -- 5.3%
     50     BISYS Group, Inc.(a)..............................      718
     47     Cadence Design Systems, Inc.(a)...................      605
     10     CheckFree Corp.(a)................................      312
     25     Compucom Systems, Inc.(a)H........................      123
     21     Computer Sciences Corp.(a)........................      843
     20     DST Systems, Inc. (with rights)(a)H...............      870
                                                                -------
                                                                  3,471
                                                                -------
            DATA PROCESSING SERVICES -- 4.4%
     63     First Data Corp. .................................    2,873
                                                                -------
            ELECTRICAL EQUIP MANUF -- COMPONENT OTHER -- 3.0%
    182     Corning, Inc. (with rights)(a)....................    2,005
                                                                -------
            INFORMATION -- SOFTWARE PUBLISHERS -- 16.0%
     54     BEA Systems, Inc.(a)..............................      616
     25     Cognos, Inc.(a)...................................      795
    199     Microsoft Corp....................................    5,171
     18     Oracle Corp. (with rights)(a).....................      201
     98     Red Hat, Inc.(a)H.................................    2,221
     95     VeriSign, Inc. (with rights)(a)...................    1,536
                                                                -------
                                                                 10,540
                                                                -------
            INTERNET PROVIDERS & WEB SEARCH PORT -- 4.6%
     61     Yahoo!, Inc. (with rights)(a).....................    3,063
                                                                -------
            MANAGEMENT, SCIENTIFIC, AND TECH CONSULTING
            SVCS -- 2.0%
     56     Accenture Ltd. Class A(a).........................    1,336
                                                                -------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            OTHER SERVICES -- OTHER PERSONAL SERVICES -- 1.7%
     48     Cendant Corp.(a)..................................  $ 1,129
                                                                -------
            OTHER TELECOMMUNICATIONS -- 0.8%
     21     ADTRAN, Inc.......................................      520
                                                                -------
            SEMICONDUCTOR, ELECTRONIC COMPON -- 30.6%
     78     Altera Corp.(a)...................................    1,561
     35     Analog Devices, Inc. (with rights)................    1,508
     33     Applied Materials, Inc.(a)........................      592
     56     ASML Holding N.V.(a)..............................      870
     36     Broadcom Corp. Class A(a).........................    1,352
     68     Fairchild Semiconductor International, Inc.(a)....    1,326
     37     Intersil Corp. Class A (with rights)(a)...........      727
     26     KLA-Tencor Corp.(a)...............................    1,096
     29     Lam Research Corp.(a).............................      638
     19     Linear Technology Corp............................      673
     85     Micron Technology, Inc.(a)........................    1,163
     95     ON Semiconductor Corp.(a).........................      460
    118     Skyworks Solutions, Inc.(a).......................    1,011
    118     STMicroelectronics N.V............................    2,575
    935     Taiwan Semiconductor Manufacturing Co.
              Ltd.(a)(e)......................................    1,588
     50     Texas Instruments, Inc. (with rights).............    1,257
     53     Xilinx, Inc.(a)...................................    1,769
                                                                -------
                                                                 20,166
                                                                -------
            WIRELESS TELECOMMUNICATIONS CARRIERS -- 0.9%
      7     Research In Motion Ltd.(a)........................      581
                                                                -------
            Total common stock
              (cost $64,333)..................................  $65,692
                                                                -------
SHORT-TERM INVESTMENTS -- 4.3%
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 3.1%
  2,049     Navigator Prime Portfolio.........................  $ 2,049
                                                                -------
PRINCIPAL
AMOUNT
---------
            BANKING -- 1.2%
 $   86     BNP Paribas Joint Repurchase Agreement, 1.00%,
              05/03/2004 (Note 2f)............................       86
    285     Deutsche Joint Repurchase Agreement, 1.00%,
              05/03/2004 (Note 2f)............................      285
    400     UBS Warburg Joint Repurchase Agreement, 1.00%,
              05/03/2004 (Note 2f)............................      400
                                                                -------
                                                                    771
                                                                -------
            Total short-term investments
              (cost $2,820)...................................  $ 2,820
                                                                -------
            Total investments in securities
              (cost $67,153)(b)...............................  $68,512
                                                                =======

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GLOBAL TECHNOLOGY FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 (a) Presently non-income producing.

 (b) At April 30, 2004, the cost of securities for federal income tax purposes is $68,162 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $ 5,554
      Unrealized depreciation.........................   (5,204)
                                                        -------
      Net unrealized appreciation.....................  $   350
                                                        =======

 (c) See Note 2b of accompanying Notes of Financial Statements regarding valuation of securities.

 (d) Market value of investments in foreign securities represents 14.7% of total net assets as of April 30, 2004.

 (e) Security valued in good faith at fair value by, or under the direction of the Funds' Board of Directors. The aggregate value of these securities as of April 30, 2004 was $4,883, which represents 7.40% of total net assets.

 H   Security is fully or partially on loan as of April 30, 2004. See
     Note 2d of accompanying Notes to Financial Statements.

                                                  PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                         NET ASSETS
--------------------------                        -------------
United States                                          89.2%
Switzerland                                             3.9%
South Korea                                             3.0%
Taiwan                                                  2.4%
Canada                                                  2.1%
Netherlands                                             1.3%
Japan                                                   1.1%
France                                                  0.9%
                                                      -----
Total                                                 103.9%
                                                      =====

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GROWTH FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 98.7%
            CAPITAL GOODS -- 0.7%
     121    International Game Technology.....................  $  4,549
                                                                --------
            CONSUMER CYCLICAL -- 10.8%
     227    AutoZone, Inc. (with rights)(a)...................    19,855
     130    Best Buy Co., Inc. ...............................     7,053
     331    eBay, Inc.(a).....................................    26,433
     249    Lennar Corp. Class A..............................    11,685
     123    Lowe's Companies, Inc. (with rights)..............     6,423
                                                                --------
                                                                  71,449
                                                                --------
            FINANCE AND INSURANCE -- 12.7%
     306    ACE Ltd. (with rights)............................    13,434
     287    Citigroup, Inc. ..................................    13,813
     552    Countrywide Financial Corp. ......................    32,717
      84    Fannie Mae........................................     5,786
     129    Franklin Resources, Inc. .........................     7,056
     310    Medco Health Solutions, Inc.(a)...................    10,971
                                                                --------
                                                                  83,777
                                                                --------
            HEALTH CARE -- 20.2%
     151    Abbott Laboratories (with rights).................     6,646
     538    AstraZeneca plc ADRH..............................    25,761
     153    Cardinal Health, Inc. ............................    11,214
     195    Forest Laboratories, Inc. (with rights)(a)........    12,576
      97    Genzyme Corp.(a)..................................     4,215
      60    Gilead Sciences, Inc.(a)..........................     3,632
     462    Guidant Corp. ....................................    29,092
     358    Lilly (Eli) & Co. (with rights)...................    26,391
     184    Medtronic, Inc. (with rights).....................     9,290
     130    Wyeth (with rights)...............................     4,962
                                                                --------
                                                                 133,779
                                                                --------
            SERVICES -- 13.7%
     420    Apollo Group, Inc. Class A(a).....................    38,177
     400    Comcast Corp. Special Class A(a)..................    11,599
     100    Moody's Corp. ....................................     6,450
     208    Omnicom Group, Inc. ..............................    16,513
     102    SAP AG ADR........................................     3,798
     250    Univision Communications, Inc. Class A(a)H........     8,451
     230    XM Satellite Radio Holdings, Inc. Class A (with
              rights)(a)H.....................................     5,517
                                                                --------
                                                                  90,505
                                                                --------
            TECHNOLOGY -- 40.6%
     328    Altera Corp.(a)...................................     6,562
     248    Amdocs Ltd.(a)....................................     6,583
     368    Analog Devices, Inc. (with rights)................    15,681
   2,086    Corning, Inc. (with rights)(a)....................    23,006
     851    Dell, Inc. (with rights)(a).......................    29,535
     176    Electronic Arts, Inc.(a)..........................     8,894
     744    EMC Corp.(a)......................................     8,303
     600    First Data Corp. .................................    27,229
     363    KLA-Tencor Corp.(a)...............................    15,116
     194    Mercury Interactive Corp. (with rights)(a)........     8,245

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            TECHNOLOGY -- (CONTINUED)
     715    Microsoft Corp. ..................................  $ 18,564
     602    Network Appliance, Inc.(a)........................    11,213
     364    Red Hat, Inc.(a)..................................     8,274
     286    Research In Motion Ltd.(a)........................    24,789
     244    Symantec Corp.(a).................................    10,977
     382    Xilinx, Inc.(a)...................................    12,837
     647    Yahoo!, Inc.(with rights)(a)......................    32,657
                                                                --------
                                                                 268,465
                                                                --------
            Total common stock
              (cost $569,050).................................  $652,524
                                                                --------
SHORT-TERM INVESTMENTS -- 1.8%
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 0.9%
   6,195    Boston Global Investment Trust....................  $  6,195
                                                                --------
PRINCIPAL
 AMOUNT
---------
            FINANCE -- 0.9%
 $   607    BNP Paribas Joint Repurchase Agreement, 1.00%,
              05/03/04 (Note 2f)..............................       607
   2,022    Deutsche Joint Repurchase Agreement, 1.00%,
              05/03/04 (Note 2f)..............................     2,022
   2,841    UBS Warburg Joint Repurchase Agreement, 1.00%,
              05/03/04 (Note 2f)..............................     2,841
                                                                --------
                                                                   5,470
                                                                --------
            Total short-term investments
              (cost $11,665)..................................  $ 11,665
                                                                --------
            Total investments in securities
              (cost $580,715)(b)..............................  $664,189
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 (a) Presently non-income producing.

 (b) At April 30, 2004, the cost of securities for federal income tax purposes is $581,618 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $ 99,582
      Unrealized depreciation........................   (17,011)
                                                       --------
      Net unrealized appreciation....................  $ 82,571
                                                       ========

 (c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

 (d) Market value of investments in foreign securities represents 9.21% of total net assets as of April 30, 2004.

 H   Security is fully or partially on loan as of April 30, 2004. See
     Note 2d of accompanying Notes to Financial Statements.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GROWTH OPPORTUNITIES FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 101.3%
            BASIC MATERIALS -- 3.7%
     243    Alkermes, Inc. (with rights)(a)...................  $  3,719
     192    Arch Coal, Inc. (with rights).....................     5,862
     186    Jarden Corp.(a)...................................     6,936
     198    Precision Castparts Corp. ........................     8,912
                                                                --------
                                                                  25,429
                                                                --------
            CONSUMER CYCLICAL -- 15.6%
     715    American Tower Corp. Class A(a)...................     8,896
     170    Best Buy Co., Inc. ...............................     9,244
     102    CDW Corp. ........................................     6,368
     214    D.R. Horton, Inc. ................................     6,165
      76    eBay, Inc.(a).....................................     6,034
     146    Grainger (W.W.), Inc. (with rights)...............     7,661
     138    Lennar Corp. Class A..............................     6,479
     196    Linens 'n Things, Inc.(a).........................     6,342
     233    Michaels Stores, Inc. ............................    11,672
     331    PetsMart, Inc. ...................................     9,174
     171    Pulte Homes, Inc. ................................     8,393
     250    RARE Hospitality International, Inc.(a)...........     6,836
   1,469    Rinker Group Ltd.(e)..............................     7,518
     486    Sotheby's Holdings, Inc. Class A(a)...............     6,311
                                                                --------
                                                                 107,093
                                                                --------
            CONSUMER STAPLES -- 1.3%
     158    Altria Group, Inc. ...............................     8,728
                                                                --------
            ENERGY -- 3.2%
     186    Noble Corp. (with rights)(a)......................     6,919
     372    Plains Exploration & Production Co.(a)............     7,336
     118    Valero Energy Corp. ..............................     7,543
                                                                --------
                                                                  21,798
                                                                --------
            FINANCE AND INSURANCE -- 7.1%
     178    Citigroup, Inc. ..................................     8,574
     178    Countrywide Financial Corp. ......................    10,555
     132    Fannie Mae........................................     9,071
     118    Freddie Mac.......................................     6,874
     385    Medco Health Solutions, Inc.(a)...................    13,636
                                                                --------
                                                                  48,710
                                                                --------
            HEALTH CARE -- 13.5%
     182    AstraZeneca plc ADRH..............................     8,694
     155    Cardinal Health, Inc. ............................    11,383
     196    Cephalon, Inc.(a)H................................    11,132
     274    Edwards Lifesciences Corp.(a).....................     9,456
     121    Forest Laboratories, Inc. (with rights)(a)........     7,821
     101    Guidant Corp. ....................................     6,339
     237    Kinetic Concepts, Inc.(a).........................    11,490
     126    Medicines Co.(a)..................................     4,108
     223    Medtronic, Inc. (with rights).....................    11,263
      62    Neurocrine Biosciences, Inc.(a)...................     4,082
     105    NPS Pharmaceuticals, Inc.(a)H.....................     2,638
     167    Telik, Inc.(a)....................................     3,927
                                                                --------
                                                                  92,333
                                                                --------
            SERVICES -- 14.2%
     447    Accenture Ltd. Class A(a).........................    10,630
     122    Apollo Group, Inc. Class A(a).....................    11,069
     694    Cendant Corp.(a)..................................    16,434

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            SERVICES -- (CONTINUED)
     261    Corporate Executive Board Co. ....................  $ 13,491
322.....    Education Management Corp.(a).....................    11,407
     232    Manpower, Inc. ...................................    10,885
279.....    Monster Worldwide, Inc.(a)........................     7,153
1,603...    Sirius Satellite Radio, Inc.(a)H..................     5,291
     289    Viad Corp. .......................................     7,203
     174    XM Satellite Radio Holdings, Inc. Class A (with
              rights)(a)H.....................................     4,179
                                                                --------
                                                                  97,742
                                                                --------
            TECHNOLOGY -- 38.9%
     385    Altera Corp.(a)...................................     7,712
     371    Amdocs Ltd.(a)....................................     9,858
     142    Analog Devices, Inc. (with rights)................     6,045
     482    Applied Materials, Inc.(a)........................     8,783
     312    Broadcom Corp. Class A(a).........................    11,777
     262    Cognex Corp. .....................................     8,310
   1,264    Corning, Inc. (with rights)(a)....................    13,945
     540    Crown Castle International Corp.(a)...............     7,532
   1,098    Dobson Communications Corp.(a)....................     3,931
     280    FuelCell Energy, Inc.(a)H.........................     4,608
     322    Genesis Microchip, Inc.(a)........................     4,837
     197    KLA-Tencor Corp.(a)...............................     8,192
     136    L-3 Communications Holdings, Inc.(a)..............     8,421
     244    Marvell Technology Group Ltd.(a)..................     9,450
   1,119    MEMC Electronic Materials, Inc.(a)................     8,914
     172    Mercury Interactive Corp. (with rights)(a)........     7,323
     700    Nextel Communications, Inc. Class A(a)............    16,700
     224    NTL, Inc. (with rights)(a)........................    12,734
     969    ON Semiconductor Corp.(a).........................     4,678
     428    Philippine Long Distance Telephone Co. ADR(a)H....     8,407
     250    Pixelworks, Inc.(a)...............................     4,470
     536    Quanta Computer, Inc. GDR(a)H.....................     5,561
     171    Quantum Fuel Systems Technologies Worldwide,
              Inc.(a).........................................     1,038
     596    Red Hat, Inc.(a)..................................    13,537
     110    Research In Motion Ltd.(a)........................     9,552
     264    SERENA Software, Inc.(a)..........................     4,682
     515    Silicon Storage Technology, Inc.(a)...............     6,826
     585    Skyworks Solutions, Inc.(a).......................     5,005
     693    Taiwan Semiconductor Manufacturing Co. Ltd.
              ADR(a)..........................................     6,604
   3,692    Techtronic Industries Co. Ltd.(e).................     9,846
     433    TiVo, Inc.(a)H....................................     3,035
     284    Verint Systems, Inc.(a)...........................     7,639
     327    VeriSign, Inc. (with rights)(a)...................     5,271
     223    Websense, Inc.(a).................................     6,573
     111    Yahoo!, Inc. (with rights)(a).....................     5,586
                                                                --------
                                                                 267,382
                                                                --------
            TRANSPORTATION -- 3.8%
     128    Expeditors International of Washington, Inc. .....     5,148
     577    Sirva, Inc.(a)....................................    13,392
     221    Yellow Roadway Corp.(a)...........................     7,532
                                                                --------
                                                                  26,072
                                                                --------
            Total common stock
              (cost $616,205).................................  $695,287
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
SHORT-TERM INVESTMENTS -- 6.6%
            COLLATERAL FOR SECURITIES LENDING -- 6.0%
  40,808    Boston Global Investment Trust....................  $ 40,808
                                                                --------
PRINCIPAL
 AMOUNT
---------
            FINANCE -- 0.6%
 $   466    BNP Paribas Joint Repurchase Agreement, 1.00%,
              05/03/2004 (Note 2f)............................       466
   1,554    Deutsche Joint Repurchase Agreement, 1.00%,
              05/03/2004 (Note 2f)............................     1,554
   2,183    UBS Warburg Joint Repurchase Agreement, 1.00%,
              05/03/2004 (Note 2f)............................     2,183
                                                                --------
                                                                   4,203
                                                                --------
            Total short-term investments
              (cost $45,011)..................................  $ 45,011
                                                                --------
            Total investments in securities
              (cost $661,216)(b)..............................  $740,298
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 (a) Presently non-income producing.

 (b) At April 30, 2004 the cost of securities for federal income tax purposes is $661,409 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $105,677
      Unrealized depreciation........................   (26,788)
                                                       --------
      Net unrealized appreciation....................  $ 78,889
                                                       --------

 (c) See Note 2b of accompanying Notes of Financial Statements regarding valuation of securities.

 (d) Market value of investments in foreign securities represents 11.00% of total net assets as of April 30, 2004.

 (e) Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of April 30, 2004, was $17,364, which represents 2.53% of total net assets.

 H   Security is fully or partially on loan as of April 30, 2004. See
     Note 2d of accompanying Notes to Financial Statements.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD HIGH YIELD FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(C)
---------                                                       ----------   --------
ASSET BACKED AND COMMERCIAL MORTGAGE SECURITIES -- 0.3%
            FINANCE -- 0.3%
 $ 1,000    Home Equity Asset Trust,
              5.25%, Series 2003-7 Class NIM23
              04/27/2034(f)...................................  BBB+         $    998
                                                                             --------
            Total asset backed and commercial mortgage
              securities
              (cost $998).....................................               $    998
                                                                             ========
CORPORATE BONDS: INVESTMENT GRADE -- 6.3%
            BASIC MATERIALS -- 0.7%
     506    Georgia Gulf Corp.,
              7.625%, 11/15/2005H.............................  BBB-         $    533
   1,000    Methanex Corp., 8.75%, 08/15/2012.................  BBB-            1,145
650.....    Potlatch Corp., 12.50%, 12/01/2009................  BB+               785
                                                                             --------
                                                                                2,463
                                                                             --------
            FINANCE -- 1.4%
   1,500    Bundesschatzan German Treasury, 2.50%,
              09/16/2005......................................  AAA             1,803
     650    Capital One Financial Corp., 8.75%, 02/01/2007H...  BB+               728
     340    TuranAlem Finance B.V., 8.00%, 03/24/2014(f)......  BB-               309
   1,250    UK Treasury,
              8.50%, 12/07/2005...............................  AAA             2,350
                                                                             --------
                                                                                5,190
                                                                             --------
            HEALTH CARE -- 0.5%
     750    Bausch & Lomb, Inc.,
              6.95%, 11/15/2007...............................  BBB-              806
     160    HCA, Inc.,
              7.00%, 07/01/2007H..............................  BBB-              172
     320    Manor Care, Inc.,
              8.00%, 03/01/2008H..............................  BBB               357
     540    Watson Pharmaceuticals, Inc., 7.125%,
              05/15/2008......................................  BBB-              569
                                                                             --------
                                                                                1,904
                                                                             --------
            SERVICES -- 0.7%
     900    American Greetings Corp.,
              6.10%, 08/01/2028H..............................  BBB-              941
   1,400    Hilton Hotels Corp.,
              7.625%, 05/15/2008..............................  BBB-            1,537
                                                                             --------
                                                                                2,478
                                                                             --------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(C)
---------                                                       ----------   --------
            TECHNOLOGY -- 1.6%
 $   825    Citizens Communications, Co., 9.25%,
              05/15/2011H.....................................  BBB          $    868
   4,090    Rogers Cable, Inc.,
              6.25%, 06/15/2013...............................  BBB-            3,938
   1,175    Thomas & Betts Corp.,
              7.25%, 06/01/2013...............................  BBB-            1,243
      @@    VoiceStream Wireless Corp., 10.375%,
              11/15/2009(e)...................................  BBB+                1
                                                                             --------
                                                                                6,050
                                                                             --------
            TRANSPORTATION -- 0.2%
     850    Delta Air Lines, Inc.,
              7.57%, 05/18/2012...............................  BBB-              826
                                                                             --------
            UTILITIES -- 1.2%
   1,130    Centerpoint Energy Resources Corp.,
              7.875%, 04/01/2013H.............................  BBB             1,274
     875    Centerpoint Energy, Inc.,
              6.85%, 06/01/2015H..............................  BBB-              888
     125    El Paso Electric Co.,
              9.40%, Ser E 05/01/2011.........................  BBB-              144
     125    Reliant Energy Resources Corp., 7.75%,
              02/15/2011H.....................................  BBB               140
   1,335    Westar Energy, Inc.,
              8.50%, 07/01/2022...............................  BBB-            1,375
     800    Western Resources, Inc.,
              7.65%, 04/15/2023...............................  BBB-              827
                                                                             --------
                                                                                4,648
                                                                             --------
            Total corporate bonds:
              investment grade
              (cost $22,746)..................................               $ 23,559
                                                                             --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 90.8%
            BASIC MATERIALS -- 13.2%
   3,000    Abitibi-Consolidated Finance L.P., 7.875%,
              08/01/2009H.....................................  BB           $  3,166
     435    Abitibi-Consolidated, Inc.,
              8.55%, 08/01/2010...............................  BB                472
   1,100    Acetex Corp.,
              10.875%, 08/01/2009.............................  B+              1,210
     775    Airgas, Inc.,
              9.125%, 10/01/2011..............................  B+                876
   2,340    AK Steel Corp.,
              7.875%, 02/15/2009H.............................  B+              2,153
   1,980    Ball Corp.,
              6.875%, 12/15/2012..............................  BB              2,089
   1,375    Boise Cascade Corp.,
              7.50%, 02/01/2008...............................  BB              1,478
   1,180    Bowater Canada Finance,
              7.95%, 11/15/2011H..............................  BB              1,257
     400    Bowater, Inc.,
              6.50%, 06/15/2013H..............................  BB                387
   1,310    California Steel Industries, Inc., 6.125%,
              03/15/2014(f)...................................  BB-             1,277
   1,735    Cascades, Inc.,
              7.25%, 02/15/2013...............................  BB+             1,809

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(C)
---------                                                       ----------   --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            BASIC MATERIALS -- (CONTINUED)
 $ 1,506    Crown European Holdings S.A., 9.50%, 03/01/2011...  B+           $  1,689
   1,982    FMC Corp.,
              10.25%, 11/01/2009..............................  BB+             2,339
     400    Geon Co.,
              6.875%, 12/15/2005..............................  BB-               402
   2,340    Georgia-Pacific Corp.,
              8.125%, 05/15/2011H.............................  BB+             2,638
   2,750    Georgia-Pacific Corp.,
              8.875%, 02/01/2010..............................  BB+             3,176
     600    Hercules, Inc.,
              11.125%, 11/15/2007.............................  BB-               720
     260    Hercules, Inc.,
              6.60%, 08/01/2027...............................  BB                269
     150    Huntsman ICI Chemicals (Euro), 10.125%,
              07/01/2009......................................  Caa1              181
     265    IMC Global, Inc.,
              11.25%, Ser B 06/01/2011H.......................  B+                307
   2,000    International Steel Group, Inc., 6.50%,
              04/15/2014(f)...................................  BB              1,920
     300    Jefferson Smurfit Corp.,
              7.50%, 06/01/2013...............................  B                 310
   1,210    Jefferson Smurfit Corp.,
              8.25%, 10/01/2012...............................  B               1,295
     415    Kappa Beheer B.V. (Euro), 10.625%, 07/15/2009.....  B                 525
     720    Longview Fibre Co.,
              10.00%, 01/15/2009..............................  B+                785
     535    Lyondell Chemical Co.,
              9.625%, Ser A 05/01/2007H.......................  B+                566
     975    Lyondell Chemical Co.,
              9.875%, Ser B 05/01/2007H.......................  B+              1,024
   1,750    Nalco Co.,
              7.75%, 11/15/2001(f)............................  B-              2,135
   1,760    Nalco Co.,
              7.75%, 11/15/2011(f)............................  B-              1,852
     240    Norampac, Inc.,
              6.75%, 06/01/2013...............................  BB+               250
     370    Norske Skog Canada Ltd., 7.375%, 03/01/2014(f)....  BB                379
     180    Norske Skog Canada Ltd., 8.625%, Ser D
              06/15/2011H.....................................  BB                195
     380    Owens-Brockway Glass Container, Inc.,
              7.75%, 05/15/2011...............................  BB-               398
   3,295    Owens-Brockway Glass Container, Inc.,
              8.875%, 02/15/2009..............................  BB-             3,579
     780    Peabody Energy Corp.,
              6.875%, 03/15/2013..............................  BB-               811
     905    Plastipak Holdings, Inc.,
              10.75%, 09/01/2011..............................  B+                977
     115    PolyOne Corp.,
              10.625%, 05/15/2010H............................  BB-               120

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(C)
---------                                                       ----------   --------
            BASIC MATERIALS -- (CONTINUED)
 $   715    PolyOne Corp.,
              8.875%, 05/01/2012H.............................  BB-          $    702
     810    Stone Container Corp.,
              8.375%, 07/01/2012..............................  B                 871
     965    Stone Container Corp.,
              9.75%, 02/01/2011...............................  B               1,071
     419    United States Steel LLC.,
              10.75%, 08/01/2008H.............................  BB-               490
   1,000    Westlake Chemical Corp.,
              8.75%, 07/15/2011...............................  B+              1,098
                                                                             --------
                                                                               49,248
                                                                             --------
            CAPITAL GOODS -- 4.7%
   1,699    AGCO Corp.,
              9.50%, 05/01/2008...............................  BB-             1,860
     350    American Standard, Inc.,
              7.375%, 02/01/2008..............................  BB+               383
     300    American Standard, Inc.,
              7.625%, 02/15/2010H.............................  BB+               337
   1,105    Bombardier Recreational,
              8.375%, 12/15/2013(f)...........................  B-              1,094
   1,685    Briggs & Stratton Corp.,
              8.875%, 03/15/2011..............................  BB+             1,997
     340    Cummins, Inc.,
              6.75%, 02/15/2027...............................  BB+               352
     525    Cummins, Inc.,
              7.125%, 03/01/2028..............................  BB+               499
     254    Flowserve Finance B.V., Inc. (Euro),
              12.25%, 08/15/2010..............................  B                 341
     425    Jorgensen (Earle M.) Co.,
              9.75%, 06/01/2012H..............................  B-                476
     670    Joy Global, Inc.,
              8.75%, Ser B 03/15/2012.........................  B+                750
     930    Rexnord Corp.,
              10.125%, 12/15/2012.............................  B-              1,014
     800    Sequa Corp.,
              8.875%, Ser B 04/01/2008........................  BB-               872
   1,055    SPX Corp.,
              6.25%, 06/15/2011H..............................  BB+             1,052
     240    TD Funding Corp.,
              8.375%, 07/15/2011..............................  B-                254
     675    Terex Corp.,
              10.375%, Ser B 04/01/2011H......................  B                 768
   2,000    Terex Corp.,
              7.375%, 01/15/2014(f)...........................  B               2,085
     930    Terex Corp.,
              9.25%, 07/15/2011...............................  B               1,037
     380    Universal Compression, Inc., 7.25%, 05/15/2010....  B+                408
     400    Xerox Corp.,
              7.125%, 06/15/2010H.............................  B+                406
   1,120    Xerox Corp.,
              7.625%, 06/15/2013..............................  B+              1,142

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD HIGH YIELD FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(C)
---------                                                       ----------   --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            CAPITAL GOODS -- (CONTINUED)
 $   570    Xerox Corp.,
              9.75%, 01/15/2009...............................  B+           $    647
                                                                             --------
                                                                               17,774
                                                                             --------
            CONSUMER CYCLICAL -- 10.4%
     810    Ahold Finance USA, Inc.,
              8.25%, 07/15/2010...............................  BB-               883
     550    AutoNation, Inc.,
              9.00%, 08/01/2008H..............................  BB+               627
     155    B & G Foods, Inc.,
              9.625%, Ser D 08/01/2007........................  B-                160
     610    Collins & Aikman Floorcoverings, Inc.,
              9.75%, Ser B 02/15/2010.........................  B                 647
   1,160    D.R. Horton, Inc.,
              6.875%, 05/01/2013..............................  BB+             1,212
   1,320    Dana Corp.,
              6.50%, 03/15/2008H..............................  BB              1,396
     600    Dana Credit Corp.,
              8.375%, 08/15/2007(f)...........................  BB                658
   2,330    Delhaize America, Inc.,
              8.125%, 04/15/2011..............................  BB+             2,599
     255    Dillard's, Inc.,
              7.13%, 08/01/2018...............................  BB                244
     440    Dillard's, Inc.,
              7.375%, 06/01/2006H.............................  BB                458
   2,145    Group 1 Automotive, Inc.,
              8.25%, 08/15/2013...............................  B+              2,343
     500    Ingles Markets, Inc.,
              8.875%, 12/01/2011..............................  B+                519
   1,240    Integrated Electrical Services, Inc.,
              9.375%, Ser C 02/01/2009........................  B+              1,290
     895    K. Hovnanian Enterprises, Inc., 8.00%,
              04/01/2012......................................  BB                962
     220    Kaufman & Broad Home Corp.,
              7.75%, 10/15/2004H..............................  BB+               224
   1,450    KB Home,
              7.75%, 02/01/2010...............................  BB-             1,515
     935    Millennium America, Inc.,
              7.00%, 11/15/2006H..............................  BB-               965
     594    Navistar International Corp., 9.375%, Ser B
              06/01/2006......................................  BB-               650
   1,100    Penney (J.C.) Co., Inc.,
              8.125%, 04/01/2027..............................  BB+             1,210
   2,355    Perry Ellis International, Inc., 8.875%, Ser B
              09/15/2013......................................  B-              2,485
     670    Phillips Van-Heusen Corp.,
              7.75%, 11/15/2023...............................  BB                667
     850    Russel Metals, Inc.,
              6.375%, 03/01/2014(f)...........................  BB-               839

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(C)
---------                                                       ----------   --------
            CONSUMER CYCLICAL -- (CONTINUED)
 $ 2,150    Saks, Inc.,
              7.50%, 12/01/2010...............................  BB           $  2,306
   1,000    Schuler Homes, Inc.,
              9.375%, 07/15/2009..............................  BB+             1,105
     910    Scotts Co.,
              6.625%, 11/15/2013(f)...........................  B+                937
   1,080    Sealy Mattress Co.,
              8.25%, 06/15/2014(f)............................  B-              1,053
   3,300    Sonic Automotive, Inc.,
              8.625%, 08/15/2013..............................  B+              3,556
     975    Standard Pacific Corp.,
              6.875%, 05/15/2011..............................  BB                977
     660    Toll Corp.,
              8.00%, 05/01/2009H..............................  BB+               686
     600    Toll Corp.,
              8.25%, 12/01/2011H..............................  BB+               663
     800    Toll Corp.,
              8.25%, 02/01/2011...............................  BB+               872
   1,190    Toys R Us, Inc.,
              7.625%, 08/01/2011H.............................  BB              1,220
     794    TRW Automotive, Inc.,
              9.375%, 02/15/2013..............................  BB-               909
     860    United Auto Group, Inc.,
              9.625%, 03/15/2012..............................  B                 961
     450    United Components, Inc.,
              9.375%, 06/15/2013..............................  B                 479
     475    Warnaco Inc.,
              8.875%, 06/15/2013..............................  B                 511
                                                                             --------
                                                                               38,788
                                                                             --------
            CONSUMER STAPLES -- 3.4%
     623    Armkel LLC,
              9.50%, 08/15/2009...............................  B                 682
     520    Constellation Brands, Inc.,
              8.625%, 08/01/2006..............................  BB                572
     460    Del Monte Corp.,
              8.625%, 12/15/2012..............................  B                 508
     890    Dole Food Co., Inc.,
              7.25%, 06/15/2010...............................  BB-               897
     350    Dole Food Co., Inc.,
              8.625%, 05/01/2009..............................  BB-               374
   1,350    Johnsondiversey, Inc.,
              9.625%, Ser B 05/15/2012........................  B               1,478
     135    PPC Escrow Corp.,
              9.25%, 11/15/2013(f)............................  B+                141
   2,500    Premium Standard Farms, Inc., 9.25%, 06/15/2011...  BB              2,563
     215    Remy Cointreau (Euro),
              6.50%, 07/01/2010(f)............................  BB                264
     885    Smithfield Foods, Inc.,
              8.00%, Ser B 10/15/2009.........................  BB                976
   1,725    Tembec Industries, Inc.,
              7.75%, 03/15/2012...............................  BB-             1,682

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(C)
---------                                                       ----------   --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            CONSUMER STAPLES -- (CONTINUED)
 $ 1,650    Tembec Industries, Inc.,
              8.50%, 02/01/2011H..............................  BB-          $  1,683
     750    Tembec Industries, Inc.,
              8.625%, 06/30/2009H.............................  BB-               765
     275    United Agri Products,
              8.25%, 12/15/2011(f)............................  B                 311
                                                                             --------
                                                                               12,896
                                                                             --------
            ENERGY -- 5.1%
     625    Chesapeake Energy Corp.,
              6.875%, 01/15/2016(f)...........................  BB-               634
     555    Chesapeake Energy Corp.,
              7.75%, 01/15/2015...............................  BB-               599
   1,250    Citgo Petroleum Corp.,
              11.375%, 02/01/2011.............................  BB              1,444
     815    Comstock Resources, Inc.,
              6.875%, 03/01/2012..............................  B                 799
     205    CONSOL Energy, Inc.,
              7.875%, 03/01/2012..............................  BB-               217
     370    Forest Oil Corp.,
              7.75%, 05/01/2014...............................  BB                396
     730    Forest Oil Corp.,
              8.00%, 06/15/2008...............................  BB                799
   1,125    Giant Industries, Inc.,
              8.00%, 05/15/2014...............................  B-              1,125
     870    GulfTerra Energy Partners LP,
              6.25%, 06/01/2010...............................  BB                900
     195    Houston Exploration Co.,
              7.00%, 06/15/2013...............................  B+                203
     175    Key Energy Services, Inc.,
              6.375%, 05/01/2013..............................  B+                172
     820    Key Energy Services, Inc.,
              8.375%, Ser C 03/01/2008........................  B+                873
   1,805    Magnum Hunter Resources, Inc., 9.60%,
              03/15/2012H.....................................  B+              2,004
   1,410    Newpark Resources, Inc.,
              8.625%, Ser B 12/15/2007........................  B+              1,449
     625    Nuevo Energy Co.,
              9.375%, Ser B 10/01/2010........................  B                 694
     700    Plains Exploration & Production Co.,
              8.75%, 07/01/2012...............................  B                 770
     972    Port Arthur Finance Corp.,
              12.50%, 01/15/2009..............................  BB              1,147
     410    Premcor Refining Group, Inc,
              6.125%, 05/01/2011..............................  BB-               408
   1,280    Premcor Refining Group, Inc., 9.25%, 02/01/2010...  BB-             1,453
     400    Star Gas Partners L.P.,
              10.25%, 02/15/2013..............................  B                 438
     525    Suburban Propane Partners L.P., 6.875%,
              12/15/2013(f)...................................  B                 525
   1,000    Tesoro Petroleum Corp.,
              9.625%, 04/01/2012..............................  B               1,128

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(C)
---------                                                       ----------   --------
            ENERGY -- (CONTINUED)
 $   240    Tom Brown, Inc.,
              7.25%, 09/15/2013...............................  BB-          $    272
     285    Vintage Petroleum, Inc.,
              8.25%, 05/01/2012...............................  BB-               312
     150    Westport Resources Corp.,
              8.25%, 11/01/2011...............................  B+                168
                                                                             --------
                                                                               18,929
                                                                             --------
            FINANCE -- 5.8%
   1,150    Brazil (Republic of),
              10.00%, 08/07/2011..............................  B+              1,115
   1,000    Brazil (Republic of),
              11.00%, 01/11/2012..............................  B+              1,015
   1,125    BSN Glasspack (Euro),
              9.25%, 08/01/2009(f)............................  B-              1,470
   1,650    Burns Philip Capital Property Ltd.,
              9.75%, 07/15/2012(f)............................  B-              1,741
     390    Couche-Tard US Finance Corp., 7.50%, 12/15/2013...  B                 409
   1,300    Ecuador (Republic of),
              12.00%, 11/15/2012..............................  CCC+            1,167
     435    Forest City Enterprises, Inc., 7.625%,
              06/01/2015......................................  BB-               457
   2,000    IPC Acquisition Corp.,
              11.50%, 12/15/2009..............................  B-              2,120
   1,455    iStar Financial, Inc.,
              5.70%, 03/01/2014(f)............................  BB+             1,380
   1,750    KRATON Polymers LLC, 8.125%, 01/15/2014(f)........  B               1,864
   1,490    LNR Property Corp.,
              7.625%, 07/15/2013..............................  B+              1,535
     675    Panama (Republic of),
              9.625%, 02/08/2011..............................  BB                766
   1,450    Poster Financial Group, Inc.,
              8.75%, 12/01/2011(f)............................  B               1,523
      75    RFS Partnership LP,
              9.75%, 03/01/2012...............................  B-                 88
   1,090    Senior Housing Properties Trust, 7.875%,
              04/15/2015......................................  BB+             1,155
     485    United Rentals North America, Inc.,
              6.50%, 02/15/2012(f)............................  BB-               468
   1,650    United Rentals North America, Inc.,
              7.00%, 02/15/2014(f)H...........................  B+              1,535
   1,000    United Rentals North America, Inc.,
              7.75%, 11/15/2013H..............................  B+                965
     605    Ventas Realty L.P.,
              8.75%, 05/01/2009...............................  BB-               678
     225    Western Financial Bank,
              9.625%, 05/15/2012..............................  BB-               255
                                                                             --------
                                                                               21,706
                                                                             --------

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD HIGH YIELD FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(C)
---------                                                       ----------   --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            HEALTH CARE -- 2.9%
 $ 1,150    Curative Health Services Inc.,
              10.75%, 05/01/2011(f)...........................  B-           $  1,154
     525    General Nutrition Centers Inc, 8.50%,
              12/01/2010(f)...................................  B-                549
   1,860    Hanger Orthopedic Group, Inc.,
              10.375%, 02/15/2009.............................  B-              2,074
     780    Mariner Health Care, Inc.,
              8.25%, 12/15/2013(f)............................  B-                788
     470    Medex, Inc.,
              8.875%, 05/15/2013(f)...........................  B-                508
     320    Omnicare, Inc.,
              6.125%, 06/01/2013H.............................  BB+               322
     680    Omnicare, Inc.,
              8.125%, 03/15/2011..............................  BB+               748
   2,300    Province Healthcare Co.,
              7.50%, 06/01/2013...............................  B-              2,254
     420    Select Medical Corp.,
              7.50%, 08/01/2013...............................  B                 444
   1,600    Tenet Healthcare Corp.,
              6.50%, 06/01/2012...............................  B-              1,388
     580    United Surgical Partners International, Inc.,
              10.00%, 12/15/2011..............................  B                 658
                                                                             --------
                                                                               10,887
                                                                             --------
            SERVICES -- 18.3%
   2,140    Allied Waste North America, Inc.,
              5.75%, 02/15/2011(f)............................  BB-             2,054
     170    Allied Waste North America, Inc.,
              7.625%, Ser B 01/01/2006........................  BB-               179
     400    Allied Waste North America, Inc.,
              7.875%, 04/15/2013..............................  BB-               430
      38    Allied Waste North America, Inc.,
              7.875%, Ser B 01/01/2009H.......................  BB-                39
   1,900    Allied Waste North America, Inc.,
              8.875%, Ser B 04/01/2008........................  BB-             2,109
     290    Allied Waste North America, Inc.,
              9.25%, Ser B 09/01/2012H........................  BB-               329
     325    Atlantic Broadband Finance LLC, 9.375%,
              01/15/2014(f)...................................  CCC+              315
   1,365    Aztar Corp.,
              8.875%, 05/15/2007..............................  B+              1,409
   1,905    Boyd Gaming Corp.,
              7.75%, 12/15/2012H..............................  B+              2,019
     485    Boyd Gaming Corp.,
              9.25%, 08/01/2009H..............................  BB-               540
     460    Browning-Ferris Industries, Inc.,
              6.375%, 01/15/2008..............................  BB-               469
     500    Browning-Ferris Industries, Inc.,
              7.875%, 03/15/2005..............................  BB-               507
   1,355    Canwest Media, Inc.,
              7.625%, 04/15/2013H.............................  B-              1,443
     225    CBD Media, Inc.,
              8.625%, 06/01/2011..............................  B-                240

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(C)
---------                                                       ----------   --------
            SERVICES -- (CONTINUED)
 $   650    CF Cable TV, Inc.,
              9.125%, 07/15/2007..............................  BB-          $    676
     690    CSC Holdings, Inc.,
              6.75%, 04/15/2012(f)............................  BB-               685
     750    CSC Holdings, Inc.,
              7.25%, 07/15/2008...............................  BB-               782
     650    CSC Holdings, Inc.,
              8.125%, Ser B 07/15/2009H.......................  BB-               694
   1,500    CSC Holdings, Inc.,
              8.125%, Ser B 08/15/2009........................  BB-             1,605
   1,070    Dex Media West LLC, Inc.,
              9.875%, 08/15/2013(f)...........................  B               1,172
   1,750    Echostar DBS Corp.,
              5.75%, 10/01/2008(f)............................  BB-             1,754
   2,110    Felcor Lodging L.P.,
              10.00%, 09/15/2008..............................  B-              2,252
     800    Fresenius Finance BV (Euro), 7.75%,
              04/30/2009(f)...................................  BB+             1,048
   1,368    HMH Properties, Inc.,
              7.875%, Ser B 08/01/2008........................  B+              1,412
   1,000    Hollinger International Publishing, Inc.,
              9.00%, 12/15/2010...............................  B-              1,110
   2,685    Host Marriot L.P.,
              9.25%, 10/01/2007...............................  B+              3,007
     790    Intrawest Corp.,
              7.50%, 10/15/2013...............................  B+                808
   1,275    Iron Mountain, Inc.,
              6.625%, 01/01/2016..............................  B               1,186
   1,335    Iron Mountain, Inc.,
              7.75%, 01/15/2015...............................  B               1,368
   1,355    Isle of Capri Casinos, Inc.,
              9.00%, 03/15/2012...............................  B               1,528
   3,660    John Q. Hammons Hotels, Inc.,
              8.875%, Ser B 05/15/2012........................  B               4,026
     580    Lamar Media Corp.,
              7.25%, 01/01/2013H..............................  B                 624
     400    Mail-Well I Corp.,
              7.875%, 12/01/2013(f)H..........................  B                 378
   1,180    Mandalay Resort Group,
              6.50%, 07/31/2009...............................  BB+             1,233
     780    Medianews Group Inc.,
              6.875%, 10/01/2013(f)...........................  B+                772
   1,660    Mirage Resorts, Inc.,
              7.25%, 10/15/2006H..............................  BB+             1,780
     925    Mohegan Tribal Gaming Authority,
              8.00%, 04/01/2012H..............................  BB-             1,004
     745    Mohegan Tribal Gaming Authority,
              8.125%, 01/01/2006..............................  BB                793
   1,000    Park Place Entertainment Corp.,
              7.50%, 09/01/2009H..............................  BB+             1,090
     760    Park Place Entertainment Corp.,
              8.125%, 05/15/2011..............................  BB-               840

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(C)
---------                                                       ----------   --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            SERVICES -- (CONTINUED)
 $   450    Park Place Entertainment Corp.,
              9.375%, 02/15/2007..............................  BB-          $    497
   1,430    Premier Entertainment Biloxi LLC, 10.75%,
              02/01/2012(f)...................................  B-              1,544
     175    Primedia, Inc.,
              7.625%, 04/01/2008H.............................  B                 176
     700    Primedia, Inc.,
              8.00%, 05/15/2013(f)............................  B                 691
   1,000    Quebecor Media, Inc.,
              11.125%, 07/15/2011.............................  B               1,150
     420    R.H. Donnelley Financial Corp. I, 8.875%,
              12/15/2010(f)...................................  B+                468
   1,040    Sensus Metering Systems, Inc.,
              8.625%, 12/15/2013(f)...........................  B-              1,024
   2,420    Service Corp. International,
              6.50%, 03/15/2008H..............................  BB-             2,499
     600    Service Corp. International,
              7.70%, 04/15/2009H..............................  BB-               641
     670    Service Corp. International,
              7.70%, 04/15/2009...............................  BB-               715
     300    Service Corp. International,
              7.875%, 02/01/2013..............................  BB-               314
     900    Six Flags, Inc.,
              8.875%, 02/01/2010H.............................  B-                916
     200    Six Flags, Inc.,
              9.50%, 02/01/2009...............................  B-                211
   2,300    Starwood Hotels & Resorts Worldwide, Inc.,
              7.375%, 05/01/2007H.............................  BB+             2,473
     650    Starwood Hotels & Resorts Worldwide, Inc.,
              7.875%, 05/01/2012..............................  BB+               711
   1,320    Station Casinos, Inc.,
              6.00%, 04/01/2012(f)............................  BB-             1,310
   1,105    Stewart Enterprises, Inc.,
              10.75%, 07/01/2008..............................  B+              1,249
     500    Sun Media Corp.,
              7.625%, 02/15/2013..............................  B                 533
     900    Unisys Corp.,
              7.25%, 01/15/2005H..............................  BB+               923
     450    Unisys Corp.,
              7.875%, 04/01/2008H.............................  BB+               461
   1,460    Venetian Casino Resort LLC,
              11.00%, 06/15/2010..............................  B-              1,708
   1,900    Vivendi Universal S.A.,
              6.25%, 07/15/2008...............................  Ba3*            1,983
     745    Waste Services Inc.,
              9.50%, 04/15/2014(f)............................  B-                764
                                                                             --------
                                                                               68,670
                                                                             --------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(C)
---------                                                       ----------   --------
            TECHNOLOGY -- 12.2%
 $   730    ACC Escrow Corp.,
              10.00%, 08/01/2011..............................  B-           $    704
     420    Amkor Technology, Inc.,
              7.75%, 05/15/2013H..............................  B                 414
     335    Avaya, Inc.,
              11.125%, 04/01/2009.............................  B+                395
     795    Bio-Rad Laboratories, Inc.,
              7.50%, 08/15/2013...............................  BB-               859
     780    Charter Communications Holdings II LLC,
              10.25%, 09/15/2010(f)...........................  CCC-              803
   1,100    Charter Communications Holdings LLC,
              10.00%, 04/01/2009..............................  CCC-              949
   2,175    Charter Communications Operating LLC,
              8.00%, 04/30/2012(f)............................  B-              2,142
     780    Cincinnati Bell, Inc.,
              8.375%, 01/15/2014H.............................  B-                737
   1,750    Corning, Inc.,
              8.30%, 04/04/2025...............................  Ba2*            1,829
     675    DirecTV Holdings LLC,
              8.375%, 03/15/2013..............................  BB-               754
     785    DRS Technologies, Inc.,
              6.875%, 11/01/2013..............................  B                 789
   1,364    EchoStar DBS Corp.,
              9.125%, 01/15/2009..............................  BB-             1,528
     540    Fimep S.A.,
              10.50%, 02/15/2013..............................  B+                629
   1,285    Fisher Scientific International, Inc.,
              8.125%, 05/01/2012..............................  B+              1,394
     460    Inmarsat Finance plc,
              7.625%, 06/30/2012(f)...........................  B                 469
     520    KPNQwest N.V. (Euro),
              7.125%, 06/01/2009(g)...........................  NR                  1
   3,385    KPNQwest N.V.,
              8.125%, 06/01/2009(g)...........................  NR                 @@
   1,420    L-3 Communications Corp.,
              6.125%, 07/15/2013H.............................  BB-             1,413
   1,200    L-3 Communications Corp.,
              7.625%, 06/15/2012..............................  BB-             1,293
     825    Level 3 Communications, Inc. (Euro),
              11.25%, 03/15/2010..............................  CC                702
   2,080    Level 3 Communications, Inc.,
              11.00%, 03/15/2008H.............................  CC              1,529
     700    Level 3 Financing, Inc.,
              10.75%, 10/15/2011(f)...........................  CCC-              620
     900    Lucent Technologies, Inc.,
              5.50%, 11/15/2008H..............................  B                 855
   1,149    Lucent Technologies, Inc.,
              6.45%, 03/15/2029H..............................  B                 911
     286    Marconi Corp. plc,
              8.00%, 04/30/2008(e)H...........................  NR                313

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD HIGH YIELD FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(C)
---------                                                       ----------   --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
 $   394    MCI, Inc.,
              5.91%, 05/01/2007H..............................  NR           $    390
     394    MCI, Inc.,
              6.69%, 05/01/2009H..............................  NR                375
     338    MCI, Inc.,
              7.74%, 05/01/2014H..............................  NR                314
     325    Mediacom LLC,
              9.50%, 01/15/2013H..............................  B+                323
   6,060    Nextel Communications, Inc.,
              7.375%, 08/01/2015..............................  BB              6,295
     430    PanAmSat Corp.,
              6.375%, 01/15/2008..............................  BB                443
   2,215    PanAmSat Corp.,
              6.875%, 01/15/2028..............................  BB              2,038
   2,775    PanAmSat Corp.,
              8.50%, 02/01/2012...............................  B+              3,136
   2,500    PerkinElmer, Inc.,
              8.875%, 01/15/2013..............................  BB-             2,850
   1,300    Qwest Capital Funding, Inc.,
              7.25%, 02/15/2011H..............................  CCC+            1,060
     590    Qwest Corp.,
              6.875%, 09/15/2033..............................  B-                484
     215    Qwest Corp.,
              7.25%, 10/15/2035...............................  B-                184
   1,220    Rayovac Corp.,
              8.50%, 10/01/2013...............................  B-              1,305
     200    Rogers Cantel, Inc.,
              9.75%, 06/01/2016...............................  BB+               232
   2,200    Rogers Wireless Communications, Inc.,
              6.375%, 03/01/2014(f)...........................  BB+             2,068
     300    Rogers Wireless Communications, Inc.,
              9.625%, 05/01/2011..............................  BB+               346
   1,200    Shaw Communications, Inc.,
              8.25%, 04/11/2010...............................  BB+             1,348
     635    US West Communications,
              7.20%, 11/01/2004...............................  B-                643
                                                                             --------
                                                                               45,866
                                                                             --------
            TRANSPORTATION -- 0.9%
     825    CP Ships Ltd.,
              10.375%, 07/15/2012.............................  BB+               957
   2,000    Trinity Industries, Inc.,
              6.50%, 03/15/2014(f)............................  BB-             1,945
     340    Wabtec Corp.,
              6.875%, 07/31/2013..............................  BB                353
                                                                             --------
                                                                                3,255
                                                                             --------
            UTILITIES -- 13.9%
   5,360    AES Corp.,
              8.75%, 05/15/2013(f)............................  B+              5,829
   2,715    Calpine Canada Energy Financial,
              8.50%, 05/01/2008H..............................  CCC+            1,914

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(C)
---------                                                       ----------   --------
            UTILITIES -- (CONTINUED)
 $   150    Calpine Corp.,
              8.625%, 08/15/2010H.............................  CCC+         $    105
   2,895    Calpine Corp.,
              9.875%, 12/01/2011(f)H..........................  B               2,678
     350    CMS Energy Corp.,
              7.50%, 01/15/2009...............................  B+                353
     910    CMS Energy Corp.,
              7.75%, 08/01/2010(f)............................  B+                919
      80    CMS Energy Corp.,
              8.50%, 04/15/2011H..............................  B+                 84
     975    CMS Energy Corp.,
              8.90%, 07/15/2008H..............................  B+              1,033
     625    CMS Energy Corp.,
              9.875%, 10/15/2007..............................  B+                684
   1,890    DPL, Inc.,
              6.875%, 09/01/2011H.............................  B+              1,862
   1,985    Dynegy Holdings, Inc.,
              10.125%, 07/15/2013(f)..........................  B-              2,174
   4,100    Edison Mission Energy Corp.,
              9.875%, 04/15/2011..............................  B               4,223
     500    Edison Mission Energy,
              7.73%, 06/15/2009...............................  B                 472
     900    El Paso Corp.,
              7.875%, 06/15/2012H.............................  CCC+              792
   8,605    El Paso Natural Gas Co.,
              7.625%, Ser A 08/01/2010........................  B-              8,863
     785    Illinois Power Co.,
              11.50%, 12/15/2010H.............................  B                 930
     865    Illinois Power Co.,
              7.50%, 06/15/2009H..............................  B                 960
   1,370    Illinois Power Co.,
              7.50%, 07/15/2025...............................  B               1,397
     600    Kansas Gas & Electric Co.,
              6.50%, 08/01/2005...............................  BB+               627
     665    Kansas Gas & Electric Co.,
              8.29%, 03/29/2016...............................  BB-               682
     850    Monongahela Power Corp.,
              5.00%, 10/01/2006...............................  BB-               862
     225    Nevada Power Co.,
              6.50%, 04/15/2012(f)............................  BB                223
     400    Nevada Power Co.,
              8.50%, Ser Z 01/01/2023.........................  BB                406
   4,600    NRG Energy, Inc.,
              8.00%, 12/15/2013(f)............................  B+              4,635
     870    PG&E Corp.,
              6.875%, 07/15/2008(f)...........................  NR                927
     220    Sierra Pacific Power Co.,
              6.25%, 04/15/2012(f)............................  BB                216
     730    Sierra Pacific Power Co.,
              8.00%, Ser A 06/01/2008.........................  BB                785
     625    Southern Star Central Corp.,
              8.50%, 08/01/2010...............................  B+                688
     320    Teco Energy, Inc.,
              10.50%, 12/01/2007..............................  BB+               360
   1,445    TECO Energy, Inc.,
              7.20%, 05/01/2011H..............................  BB+             1,445

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(C)
---------                                                       ----------   --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            UTILITIES -- (CONTINUED)
 $ 2,035    Transcontinental Gas Pipeline Corp.,
              7.00%, Ser B 08/15/2011.........................  B+           $  2,167
     800    Transcontinental Gas Pipeline Corp.,
              8.875%, 07/15/2012..............................  B+                932
   1,810    Utilicorp United, Inc.,
              7.625%, 11/15/2009H.............................  B-              1,756
                                                                             --------
                                                                               51,983
                                                                             --------
            Total corporate bonds:
              non-investment grade
              (cost $332,631).............................................   $340,002
                                                                             --------

 SHARES
---------
COMMON STOCK -- 0.4%
            BASIC MATERIALS -- 0.0%
       1    Solutia (Warrants)(a)(e)......................................   $     @@
                                                                             --------
            CONSUMER CYCLICAL -- 0.0%
       1    Hosiery Corp. of America, Inc.
              Class A(a)(e)...............................................         @@
                                                                             --------
            TECHNOLOGY -- 0.4%
       4    AboveNet, Inc.H...............................................        168
       2    AboveNet, Inc. Warrants.......................................         52
       2    AboveNet, Inc. Warrants.......................................         46
      13    Global Crossing Ltd.(a)H......................................         89
      51    MCI, Inc.(a)..................................................        735
       1    Minorplanet Systems USA, Inc. (Warrants)(a)(e)................         @@
      13    Powertel, Inc. (Warrants)(a)(e)...............................        351
      11    Telus Corp. (Warrants)(a)(e)..................................         21
                                                                             --------
                                                                                1,462
                                                                             --------
            Total common stock
              (cost $1,671)...............................................   $  1,462
                                                                             --------
PREFERRED STOCKS -- 0.3%
            CAPITAL GOODS -- 0.1%
       3    Xerox Corp., Conv.,
              7.50%, 11/27/2021(f)........................................   $    212
                                                                             --------
            SERVICES -- 0.2%
       8    CSC Holdings, Inc.,
              11.125%, 04/01/2008.........................................        786
                                                                             --------

                                                                              MARKET
 SHARES                                                                      VALUE(C)
---------                                                                    --------
            TECHNOLOGY -- 0.0%
      20    Adelphia Communications Corp.,
              7.50%, Conv. Ser F 02/01/2005(a)(e).........................   $     59
      15    McLeod USA, Inc. Conv. Pfd.
              2.50% Ser A 04/18/2012(a)...................................         68
                                                                             --------
                                                                                  127
                                                                             --------
            Total preferred stocks
              (cost $1,466)...............................................   $  1,125
                                                                             --------
            Total long-term investments
              (cost $359,512).............................................   $367,146
                                                                             --------
SHORT-TERM INVESTMENTS -- 16.5%
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 16.5%
  61,725    Navigator Prime Portfolio.....................................     61,725
                                                                             --------
            Total short-term investments
              (cost $61,725)..............................................   $ 61,725
                                                                             --------
            Total investments in securities
              (cost $421,237)(b)..........................................   $428,871
                                                                             ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 (a) Presently non-income producing.

 (b) At April 30, 2004, the cost of securities for federal income tax purposes is $421,237 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $15,616
      Unrealized depreciation.........................   (7,982)
                                                        -------
      Net unrealized appreciation.....................  $ 7,634
                                                        =======

 (c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

 (d) Market value of investments in foreign securities represents 12.64% of total net asset as of April 30, 2004.

 (e) The following securities are considered illiquid:

      PERIOD
      ACQUIRED   SHARES/PAR           SECURITY          COST BASIS
      --------   ----------           --------          ----------
      2002           20       Adelphia Communications
                              Corp., 7.50%, Conv. Pfd      $488
      1994            1       Hosiery Corp. of
                              America, Inc. Class A -
                              144A                           21
      1997            1       Minorplanet Systems USA
                              (Warrants) - 144A              13
      2003          286       Marconi Corp. due 2008        261
      1997           13       Powertel, Inc.
                              (Warrants) - 144A              94
      1996           11       Telus Corp. (Warrants)         77
      2003            1       Solutia (Warrants)             @@
      2003           @@       VoiceStream Wireless
                              Corp. due 2009                 @@

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD HIGH YIELD FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

The aggregate value of these securities at April 30, 2004, was $745, which represents 0.20% of total net assets.

 (f) Securities exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $70,230, which represents 18.76% of total net assets of the fund as of April 30, 2004.

 (g) Debt security in default due to bankruptcy.

 H   Security is fully or partially on loan as of April 30, 2004. See
     Note 2d of accompanying Notes to Financial Statements.

  @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

  *  Moody's Rating.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD INCOME FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
MUNICIPAL BONDS -- 0.4%
            GENERAL OBLIGATIONS -- 0.4%
 $  150     Illinois (State of), 5.10%, General Obligation
              Taxable Pension 06/01/2033......................  AA           $   136
                                                                             -------
            Total municipal bonds
              (cost $150).....................................               $   136
                                                                             -------
ASSET BACKED AND COMMERCIAL MORTGAGE SECURITIES -- 10.6%
            FINANCE -- 10.6%
     14     AmeriCredit Automobile Receivables Trust,
              8.40%, Ser 2002-1 Class E 08/06/2009(d).........  BB           $    14
     77     AQ Finance CEB Trust,
              6.10%, Ser 2003-CE1A 08/25/2033(d)(e)...........  BBB               76
     70     Asset Backed Funding Corp. NIM Trust,
              4.55%, Ser 2004-OPT1 Class N1
              12/26/2033(d)(e)................................  BBB               70
  3,190     Banc of America Commercial Mortgage Corp.,
              5.50%, 11/10/2039(d)(g).........................  AAA               77
  3,570     Bear Stearns Commercial Mortgage Securities, Inc.,
              5.50%, Ser 2004-PWR3 Class X1
              02/11/2041(d)(e)(g).............................  AAA               74
     75     Citibank Credit Card
              Issuance Trust,
              5.00%, Ser 2003-C4 Class C4 06/10/2015..........  BBB               72
  6,532     Commercial Mortgage Passthrough Certificates Ser
              LB2A C1 X1,
              5.50%, 03/10/2039(d)(e)(g)......................  AAA              148
    200     CS First Boston Mortgage Securities Corp.,
              3.81%, Ser 2003-C5 Class A2 12/15/2036..........  AAA              198
    100     DLJ Mortgage
              Acceptance Corp.,
              7.50%, Ser 1995-CF2 Class B1 12/17/2027(d)......  AAA              100
    100     Equity One ABS, Inc.,
              5.46%, Ser 2003-3 Class M2 12/25/2033...........  A                 99
    200     First Union-Lehman Brothers-Bank of America,
              6.56%, Ser 1998-C2 Class A2 11/18/2035..........  AAA              219
    100     Ford Credit Auto Owner Trust,
              4.29%, Ser 2003-A Class C 11/15/2007............  BBB              101

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
            FINANCE -- (CONTINUED)
 $  200     General Electric Commercial Mortgage Corp.,
              5.00%, Ser 2002-3A Class A2 12/10/2037..........  AAA          $   200
    200     GMAC Commercial Mortgage Securities, Inc.,
              4.22%, Ser 2003-C3 Cl A2 04/10/2040.............  AAA              198
    163     GMAC Commercial Mortgage Securities, Inc.,
              3.34%, Ser 2003-C1 Class A1 05/10/2036..........  AAA              156
     38     Green Tree Financial Corp.,
              7.30%, Ser 1995-9 Class A6 01/15/2026...........  AAA               40
     26     Green Tree Financial Corp.,
              7.35%, Ser 1996-3 Class A5 05/15/2027...........  AAA               27
     75     Home Equity Asset Trust,
              5.25%, Ser 2003-7 Class NIM23 04/27/2034(d).....  BBB+              75
  2,577     J.P. Morgan Chase Commercial Mortgage Security
              Corp.,
              5.50%, Ser 2004-C1 Class X1 01/15/2038(d)(g)....  AAA               75
    200     J.P. Morgan Chase Commercial Mortgage Security
              Corp.,
              4.13%, Ser 2003-CB7 Class A2 01/12/2038.........  AAA              197
    180     J.P. Morgan Chase Commercial Mortgage Security
              Corp.,
              4.33% Ser 2002-C2 Class A1 12/12/2034...........  AAA              181
    189     J.P. Morgan Chase Commercial Mortgage Security
              Corp.,
              4.37% Ser 2002-CIB5 Class A1 10/12/2037.........  AAA*             190
    200     Morgan Stanley Capital I,
              4.17%, Ser 2003-IQ6 Class A2 12/15/2041.........  AAA*             197
    184     Morgan Stanley Dean Witter Capital I, 5.38%, Ser
              2002-TOP7 Class A1 01/15/2039...................  AAA*             194
     82     Navistar Financial Corp. Owner Trust, 3.08%, Ser
              2003-A Class B 11/15/2009.......................  A                 81
    100     Residential Asset Mortgage Products, Inc., 6.14%,
              Ser 2002-RS3 Class AI4 06/25/2032...............  AAA              102
    100     Residential Asset Mortgage Products, Inc., 6.59%,
              Ser 2002-RZ2 Class A5 06/25/2032................  AAA              107

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD INCOME FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
ASSET BACKED AND COMMERCIAL MORTGAGE SECURITIES -- (CONTINUED)
            FINANCE -- (CONTINUED)
 $   13     Salomon Smith Barney Auto Loan Trust,
              8.00%, Ser 2002-1 Class D 02/15/2009(d).........  NR           $    13
     30     Soundview Home Equity Loan Trust,
              8.64%, Ser 2000-1 Class M1 05/25/2030...........  AA                32
  7,120     Wachovia Bank Commercial Mortgage Trust,
              5.50%, Series 2004-C10 Class XC
              02/15/2036(d)(g)................................  AAA              149
    100     Wachovia Bank Commercial Mortgage Trust,
              4.87%, Ser 2003-C3 Class A2 02/15/2035..........  AAA               99
     88     WFS Financial Owner Trust,
              3.05%, Ser 2003-2 Class C 12/20/2010............  A                 88
     24     Whole Auto Loan Trust,
              6.00%, Ser 2002-1 Class D 04/15/2009(d).........  BB                24
                                                                             -------
                                                                               3,673
                                                                             -------
            Total asset backed and commercial mortgage
              securities
              (cost $3,712)...................................               $ 3,673
                                                                             -------
CORPORATE BONDS: INVESTMENT GRADE -- 20.6%
            BASIC MATERIALS -- 1.2%
    100     International Paper Co.,
              5.25%, 04/01/2016...............................  BBB          $    95
     75     Methanex Corp.,
              7.75%, 08/15/2005...............................  BBB-              79
    100     Noranda, Inc.,
              8.375%, 02/15/2011..............................  BBB-             118
    100     Phelps Dodge Corp.,
              9.50%, 06/01/2031...............................  BBB-             138
                                                                             -------
                                                                                 430
                                                                             -------
            CAPITAL GOODS -- 0.9%
    100     Bombardier, Inc.,
              6.75%, 05/01/2012(d)............................  BBB-             104
    100     Hutchinson Whampoa International Ltd.,
              6.25%, 01/24/2014(d)............................  A-                98
    100     Tyco International Group S.A.,
              6.375%, 02/15/2006..............................  BBB-             106
                                                                             -------
                                                                                 308
                                                                             -------
            CONSUMER CYCLICAL -- 1.6%
     75     CRH America, Inc.,
              5.30%, 10/15/2013...............................  BBB+              74
    150     DaimlerChrysler N.A.
              Holdings Corp.,
              6.50%, 11/15/2013...............................  BBB              155

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
            CONSUMER CYCLICAL -- (CONTINUED)
 $  200     General Motors Corp.,
              7.125%, 07/15/2013..............................  BBB          $   211
    100     PHH Corp.,
              6.00%, 03/01/2008...............................  BBB+             107
                                                                             -------
                                                                                 547
                                                                             -------
            ENERGY -- 1.5%
    120     Pemex Project Funding
              Master Trust,
              7.375%, 12/15/2014..............................  BBB-             125
    100     Petroliam Nasional Berhad,
              7.625%, 10/15/2026(d)...........................  A-               110
    100     Valero Energy Corp.,
              7.50%, 04/15/2032...............................  BBB              112
     75     XTO Energy, Inc.,
              4.90%, 02/1/2014................................  BBB-              72
     75     XTO Energy, Inc.,
              6.25%, 04/15/2013...............................  BBB-              80
                                                                             -------
                                                                                 499
                                                                             -------
            FINANCE -- 6.7%
    150     Capital One Financial Corp.,
              7.125%, 8-1-2008................................  BB+              166
     75     Chile (Republic of),
              5.50%, 01/15/2013...............................  A                 75
    100     El Salvador (Republic of),
              8.50%, 07/25/2011(d)............................  BB+              113
     25     Farmers Exchange Capital,
              7.20%, 07/15/2048(d)............................  BBB+              24
    100     Ford Motor Credit Co.,
              6.50%, 01/25/2007...............................  BBB-             106
    100     Ford Motor Credit Co.,
              7.00%, 10/01/2013...............................  BBB-             103
    200     Greenwich Capital Commercial Funding Corp.,
              4.02%, 01/05/2036...............................  AAA              197
    100     Household Finance Corp.,
              7.00%, 05/15/2012...............................  A                112
    100     HSBC Capital Funding L.P.,
              4.61%, 12/27/2049(d)............................  A-                92
     25     HVB Funding Trust III,
              9.00%, 10/22/2031(d)............................  BBB               31
    100     Korea Development Bank,
              5.75%, 09/10/2013...............................  A-               102
     50     Liberty Mutual Group,
              5.75%, 03/15/2014(d)............................  BBB               49
    100     Mizuho Financial Group, Inc.,
              5.79%, 04/15/2014(d)............................  BBB-              99
    100     Morgan Stanley,
              4.75%, 04/01/2014...............................  A                 93
    100     Rabobank Capital Funding II,
              5.26%, 12/29/2049(d)............................  AA                99
     90     Russian Federation,
              8.25%, 03/31/2010...............................  BB+               97

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            FINANCE -- (CONTINUED)
 $  100     Santander Central Hispano Issuances Ltd.,
              7.625%, 09/14/2010..............................  A            $   116
     75     Shurgard Storage Centers, Inc.,
              5.875%, 03/15/2013..............................  BBB               75
    100     South Africa (Republic of),
              7.375%, 04/25/2012..............................  BBB              110
     25     TuranAlem Finance B.V.,
              7.875%, 06/02/2010..............................  BB-               24
     30     TuranAlem Finance B.V.,
              8.00%, 03/24/2014(d)............................  BB-               27
    200     UFJ Finance Aruba AEC,
              6.75%, 07/15/2013...............................  BBB-             211
    100     Vornado Realty Trust,
              4.75%, 12/01/2010...............................  BBB               98
    100     Westpac Capital Trust IV,
              5.26%, 12/31/2049(d)............................  A-                94
                                                                             -------
                                                                               2,313
                                                                             -------
            HEALTH CARE -- 1.0%
     15     Bausch & Lomb, Inc.,
              6.95%, 11/15/2007...............................  BBB-              16
     53     Bausch & Lomb, Inc.,
              7.125%, 08/01/2028..............................  BBB-              53
    100     HCA, Inc.,
              6.95%, 05/01/2012...............................  BBB-             104
     75     Manor Care, Inc.,
              6.25%, 05/01/2013...............................  BBB               77
    100     Universal Health Services, Inc.,
              6.75%, 11/15/2011...............................  BBB              108
                                                                             -------
                                                                                 358
                                                                             -------
            SERVICES -- 1.9%
     10     American Greetings Corp.,
              6.10%, 08/01/2028...............................  BBB-              10
    100     Comcast Cable Communications, Inc.,
              6.75%, 01/30/2011...............................  BBB              110
    150     Hyatt Equities LLC,
              6.875%, 06/15/2007(d)...........................  BBB              159
    100     InterActive Corp.,
              7.00%, 01/15/2013...............................  BBB-             109
     50     Liberty Media Corp.,
              5.70%, 05/15/2013...............................  BBB-              50
    100     News America Holdings, Inc.,
              7.75%, 01/20/2024...............................  BBB-             114
     50     News America Holdings, Inc.,
              9.25%, 02/01/2013...............................  BBB-              63
     50     Sun Microsystems, Inc.,
              7.65%, 08/15/2009...............................  BB+               55
                                                                             -------
                                                                                 670
                                                                             -------
            TECHNOLOGY -- 3.6%
    100     AOL Time Warner, Inc.,
              6.875%, 05/01/2012..............................  BBB+             109

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
            TECHNOLOGY -- (CONTINUED)
 $   75     AT&T Corp.,
              8.05%, 11/15/2011...............................  BBB          $    82
    210     AT&T Wireless Services, Inc.,
              8.125%, 05/01/2012..............................  BBB              246
    100     British Sky Broadcasting Group plc,
              6.875%, 02/23/2009..............................  BBB-             111
     75     Cox Communications, Inc.,
              4.625%, 06/01/2013..............................  BBB               70
    150     Deutsche Telekom International Finance B.V.,
              5.25%, 07/22/2013...............................  BBB+             149
    100     France Telecom S.A.,
              8.75%, 03/01/2011...............................  BBB+             118
    150     Intelsat Ltd.,
              6.50%, 11/01/2013...............................  BBB+             138
     20     Rogers Cable, Inc.,
              6.25%, 06/15/2013...............................  BBB-              19
     50     Sprint Capital Corp.,
              8.375%, 03/15/2012..............................  BBB-              59
    150     Thomas & Betts Corp.,
              7.25%, 06/01/2013...............................  BBB-             159
                                                                             -------
                                                                               1,260
                                                                             -------
            TRANSPORTATION -- 0.3%
    100     Continental Airlines, Inc.,
              6.56%, 02/15/2012...............................  AAA              105
                                                                             -------
            UTILITIES -- 1.9%
     60     Centerpoint Energy, Inc.,
              5.875%, 06/01/2008..............................  BBB-              61
     55     Centerpoint Energy, Inc.,
              6.85%, 06/01/2015...............................  BBB-              56
     75     Consumers Energy Co.,
              5.375%, Ser B 04/15/2013........................  BBB-              74
     50     Consumers Energy Co.,
              6.00%, Ser J 02/15/2014.........................  BBB-              51
    100     Southern California Edison Co.,
              8.00%, 02/15/2007...............................  BBB              112
    100     Tampa Electric Co.,
              6.375%, 08/15/2012..............................  BBB-             105
    100     Texas-New Mexico Power Co.,
              6.125%, 06/01/2008..............................  BB+              102
    100     Western Resources, Inc.,
              7.875%, 05/01/2007..............................  BBB-             111
                                                                             -------
                                                                                 672
                                                                             -------
            Total corporate bonds: investment grade
              (cost $6,980)...................................               $ 7,162
                                                                             -------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 27.6%
            BASIC MATERIALS -- 5.2%
    200     Abitibi-Consolidated, Inc.,.......................
              6.00%, 06/20/2013                                 BB           $   186
    100     AK Steel Corp.,...................................
              7.75%, 06/15/2012                                 B+                90

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD INCOME FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            BASIC MATERIALS -- (CONTINUED)
 $  100     Boise Cascade Corp.,..............................
              7.35%, 02/01/2016                                 BB           $   102
    100     Bowater Canada Finance,...........................
              7.95%, 11/15/2011                                 BB               107
     65     Bowater, Inc.,....................................
              6.50%, 06/15/2013                                 BB                63
    100     Cascades, Inc.,...................................
              7.25%, 02/15/2013                                 BB+              104
     70     Crown European Holdings S.A.,.....................
              9.50%, 03/01/2011                                 B+                78
     40     Equistar Chemicals L.P.,..........................
              8.75%, 02/15/2009                                 B+                42
     75     FMC Corp.,........................................
              10.25%, 11/01/2009                                BB+               89
    100     Georgia-Pacific Corp.,............................
              8.875%, 05/15/2031                                BB+              112
     75     International Steel Group, Inc.,..................
              6.50%, 04/15/2014(d)                              BB                72
     35     Jefferson Smurfit Corp.,..........................
              7.50%, 06/01/2013                                 B                 36
     60     Lyondell Chemical Co.,............................
              9.50%, 12/15/2008                                 B+                63
     15     Norampac, Inc.,...................................
              6.75%, 06/01/2013                                 BB+               16
     50     Norske Skog Canada Ltd.,..........................
              7.375%, 03/01/2014(d)                             BB                51
     30     Norske Skog Canada Ltd.,..........................
              8.625%, Ser D 06/15/2011                          BB                32
    100     Nova Chemicals Corp.,.............................
              7.00%, 05/15/2006                                 BB+              105
     75     Owens-Brockway Glass Container,. Inc.,
              8.75%, 11/15/2012                                  BB-              82
     15     Peabody Energy Corp.,.............................
              6.875%, 03/15/2013                                BB-               16
     75     Plastipak Holdings, Inc.,.........................
              10.75%, 09/01/2011                                B+                81
     70     PolyOne Corp.,....................................
              8.875%, 05/01/2012                                BB-               69
     50     Potlatch Corp.,...................................
              10.00%, 07/15/2011                                BB-               56
     33     United States Steel LLC.,.........................
              10.75%, 08/01/2008                                BB-               39
     50     Vale Overseas Ltd.,...............................
              8.25%, 01/17/2034                                 NR                43
     80     Westlake Chemical Corp.,..........................
              8.75%, 07/15/2011                                 B+                88
                                                                             -------

                                                                               1,822
                                                                             -------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
            CAPITAL GOODS -- 1.7%
 $   55     American Standard, Inc.,..........................
              7.375%, 02/01/2008                                BB+          $    60
     45     American Standard, Inc.,..........................
              7.625%, 02/15/2010                                BB+               51
     50     Cummins, Inc.,....................................
              7.125%, 03/01/2028                                BB+               48
    145     Rexnord Corp.,....................................
              10.125%, 12/15/2012                               B-               157
     30     SPX Corp.,........................................
              6.25%, 06/15/2011                                 BB+               30
     15     TD Funding Corp.,.................................
              8.375%, 07/15/2011                                B-                16
     75     Terex Corp.,......................................
              10.375%, Ser B 04/01/2011                         B                 85
     25     Universal Compression, Inc.,......................
              7.25%, 05/15/2010                                 B+                27
    100     Xerox Corp.,......................................
              7.125%, 06/15/2010                                B+               102
                                                                             -------
                                                                                 576
                                                                             -------

            CONSUMER CYCLICAL -- 3.6%
     50     AutoNation, Inc.,.................................
              9.00%, 08/01/2008                                 BB+               57
     50     Dana Corp.,.......................................
              6.50%, 03/01/2009                                 BB                53
     25     Dana Corp.,.......................................
              6.50%, 03/15/2008                                 BB                26
    100     Delhaize America, Inc.,...........................
              7.375%, 04/15/2006                                BB+              107
     75     Ingles Markets, Inc.,.............................
              8.875%, 12/01/2011                                B+                78
    115     K. Hovnanian Enterprises, Inc.,...................
              8.00%, 04/01/2012                                 BB               124
    100     KB Home,..........................................
              7.75%, 02/01/2010                                 BB-              104
     50     Penney (J.C.) Co., Inc.,..........................
              8.125%, 04/01/2027                                BB+               55
     85     Penney (J.C.) Co., Inc.,..........................
              8.25%, 08/15/2022                                 BB+               88
     75     Phillips Van-Heusen Corp.,........................
              7.75%, 11/15/2023                                 BB                75
     65     Russel Metals, Inc.,..............................
              6.375%, 03/01/2014(d)                             BB-               64
     50     Saks, Inc.,.......................................
              7.50%, 12/01/2010                                 BB                54
     75     Schuler Homes, Inc.,..............................
              9.375%, 07/15/2009                                BB+               83
    100     Standard-Pacific Corp.,...........................
              6.50%, 10/01/2008                                 BB               101
     50     Toll Corp.,.......................................
              8.00%, 05/01/2009                                 BB+               52
     50     Toys R US, Inc.,..................................
              7.375%, 10/15/2018                                BB                48
     22     TRW Automotive, Inc.,.............................
              9.375%, 02/15/2013                                BB-               25
     25     United Components, Inc.,..........................
              9.375%, 06/15/2013                                B                 27
     30     Warnaco Inc.,.....................................
              8.875%, 06/15/2013                                B                 32
                                                                             -------
                                                                               1,253
                                                                             -------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            CONSUMER STAPLES -- 0.4%
 $   30     Del Monte Corp.,..................................
              8.625%, 12/15/2012                                B            $    33
     40     Smithfield Foods, Inc.,...........................
              7.75%, 05/15/2013                                 BB                43
     50     Tembec Industries, Inc.,..........................
              7.75%, 03/15/2012                                 BB-               49
                                                                             -------

                                                                                 125
                                                                             -------

            ENERGY -- 1.2%
     50     Citgo Petroleum Corp.,............................
              11.375%, 02/01/2011                               BB                58
     65     Comstock Resources, Inc.,.........................
              6.875%, 03/01/2012                                B                 64
     15     CONSOL Energy, Inc.,..............................
              7.875%, 03/01/2012                                BB-               16
     50     GulfTerra Energy Partners LP,.....................
              6.25%, 06/01/2010                                 BB                52
     45     Houston Exploration Co.,..........................
              7.00%, 06/15/2013                                 B+                47
     30     Key Energy Services, Inc.,........................
              6.375%, 05/01/2013                                B+                30
     44     Port Arthur Finance Corp.,........................
              12.50%, 01/15/2009                                BB                52
     10     Premcor Refining Group, Inc.,.....................
              6.75%, 02/01/2011                                 BB-               10
     15     Premcor Refining Group, Inc.,.....................
              9.25%, 02/01/2010                                 BB-               17
     25     Tom Brown, Inc.,..................................
              7.25%, 09/15/2013                                 BB-               28
     50     Vintage Petroleum, Inc.,..........................
              8.25%, 05/01/2012                                 BB-               55
                                                                             -------

                                                                                 429
                                                                             -------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
            FINANCE -- 4.5%
 $  100     Brazil (Republic of),.............................
              2.10%, 04/15/2012(e)                              B+           $    83
     60     Columbia (Republic of),...........................
              10.75%, 01/15/2013                                BB                66
    150     Crescent Real Estate. Equities L.P.,
              9.25%, 04/15/2009                                  B+              165
    100     Ecuador (Republic of),............................
              12.00%, 11/15/2012(d)                             CCC+              89
     21     Forest City Enterprises, Inc.,....................
              7.625%, 06/01/2015                                BB-               22
     75     IPC Acquisition Corp.,............................
              11.50%, 12/15/2009                                B-                80
    265     iStar Financial, Inc.,............................
              5.70%, 03/01/2014(d)                              BB+              250
    100     LNR Property Corp.,...............................
              7.625%, 07/15/2013                                B+               103
     60     Panama (Republic of),.............................
              8.875%, 09/30/2027                                BB                61
     50     Panama (Republic of),.............................
              9.625%, 02/08/2011                                BB                57
     60     Peru (Republic of),...............................
              4.50%, 03/07/2017                                 BB-               51
     40     Peru (Republic of),...............................
              8.75%, 11/21/2033                                 BB-               36
     17     Peru (Republic of),...............................
              9.125%, 02/21/2012                                BB-               18
     50     Philippines (Republic of),........................
              10.625%, 03/16/2025                               BB                54
     60     Philippines (Republic of),........................
              8.25%, 01/15/2014                                 BB                58
     35     Russian Federation Government,....................
              5.00%, 03/31/2030                                 BB+               32
    100     Turkey (Republic of),.............................
              12.00%, 12/15/2008                                B+               117
    100     Ukraine Government,...............................
              6.875%, 03/04/2011(d)                             B                 97
     70     United Rentals North. America, Inc.,
              6.50%, 02/15/2012(d)                               BB-              68
     50     Venezuela (Republic of),..........................
              9.25%, 09/15/2027                                 B-                42
                                                                             -------
                                                                               1,549
                                                                             -------

            HEALTH CARE -- 0.2%
     20     Omnicare, Inc.,...................................
              6.125%, 06/1/2013                                 BB+               20
     60     Select Medical Corp.,.............................
              9.50%, 06/15/2009                                 B                 66
                                                                             -------
                                                                                  86
                                                                             -------

            SERVICES -- 4.0%
    110     Allied Waste North America, Inc.,.................
              5.75%, 02/15/2011(d)                              BB-              106
      6     Allied Waste North America, Inc.,.................
              7.875%, Ser B 01/01/2009                          BB-                6
     40     American Greetings Corp.,.........................
              11.75%, 07/15/2008                                BB+               47
     50     Atlantic Broadband Finance LLC,...................
              9.375%, 01/15/2014(d)                             CCC+              49
     75     Aztar Corp.,......................................
              8.875%, 05/15/2007                                B+                77
     15     CBD Media, Inc.,..................................
              8.625%, 06/01/2011                                B-                16
     75     CSC Holdings, Inc.,...............................
              7.875%, 12/15/2007                                BB-               80
     70     Echostar DBS Corp.,...............................
              5.75%, 10/01/2008(d)                              BB-               70
     59     HMH Properties, Inc.,.............................
              7.875%, Ser B 08/01/2008                          B+                61
     90     Hollinger International Publishing,. Inc.,
              9.00%, 12/15/2010                                  B-              100
     50     John Q. Hammons Hotels, Inc.,.....................
              8.875%, Ser B 05/15/2012                          B                 55

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD INCOME FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            SERVICES -- (CONTINUED)
 $   30     Lamar Media Corp.,................................
              7.25%, 01/01/2013                                 B            $    32
     30     Mail-Well I Corp.,................................
              7.875%, 12/01/2013(d)                             B                 28
     50     Primedia, Inc.,...................................
              7.625%, 04/01/2008                                B                 50
     50     Primedia, Inc.,...................................
              8.00%, 05/15/2013(d)                              B                 49
     45     R.H. Donnelley Financial Corp. I,.................
              8.875%, 12/15/2010(d)                             B+                50
     60     Reader's Digest Association, Inc.,................
              6.50%, 03/01/2011(d)                              BB-               61
     50     Service Corp. International,......................
              6.50%, 03/15/2008                                 BB-               52
    100     Service Corp. International,......................
              7.70%, 04/15/2009                                 BB-              106
     75     Six Flags, Inc.,..................................
              8.875%, 02/01/2010                                B-                76
    100     Starwood Hotels & Resorts. Worldwide, Inc.,
              7.875%, 05/01/2012                                 BB+             109
    100     Station Casinos, Inc.,............................
              6.00%, 04/01/2012(d)                              BB-               99
                                                                             -------

                                                                               1,379
                                                                             -------

            TECHNOLOGY -- 3.5%
     45     Amkor Technology, Inc.,...........................
              7.75%, 05/15/2013                                 B                 44
     80     Charter Communications. Operating LLC,
              8.00%, 04/30/2012(d)                               B-               79
     30     Cincinnati Bell, Inc.,............................
              8.375%, 01/15/2014                                B-                28
    125     Crown Castle International Corp.,.................
              10.75%, 08/01/2011                                CCC              141
     30     DirecTV Holdings LLC,.............................
              8.375%, 03/15/2013                                BB-               34
     60     Fimep S.A.,.......................................
              10.50%, 02/15/2013                                B+                70
     65     Fisher Scientific. International, Inc.,
              8.125%, 05/01/2012                                 B+               71
     50     Inmarsat Finance plc,.............................
              7.625%, 06/30/2012(d)                             B                 51
     95     L-3 Communications Corp.,.........................
              6.125%, 07/15/2013                                BB-               95
     30     Mediacom LLC,.....................................
              9.50%, 01/15/2013                                 B+                30
    200     Nextel Communications, Inc.,......................
              7.375%, 08/01/2015                                BB               207
     50     PanAmSat Corp.,...................................
              6.875%, 01/15/2028                                BB                46
     95     PerkinElmer, Inc.,................................
              8.875%, 01/15/2013                                BB-              108
    150     Rogers Wireless Communications,. Inc.,
              6.375%, 03/01/2014(d)                              BB+             141
     75     US West Communications,...........................
              7.20%, 11/01/2004                                 B-                76
                                                                             -------

                                                                               1,221
                                                                             -------

            TRANSPORTATION -- 0.9%
     50     Royal Caribbean Cruises Ltd.,.....................
              6.875%, 12/01/2013                                BB+               50
    100     Royal Caribbean Cruises Ltd.,.....................
              7.25%, 08/15/2006                                 BB+              106
    150     Trinity Industries, Inc.,.........................
              6.50%, 03/15/2014(d)                              BB-              146
                                                                             -------

                                                                                 302
                                                                             -------

            UTILITIES -- 2.4%
    150     AES Corp.,........................................
              8.75%, 05/15/2013(d)                              B+               162
    100     Calpine Canada Energy Financial,..................
              8.50%, 05/01/2008                                 CCC+              71
     25     El Paso Corp.,....................................
              7.875%, 06/15/2012                                CCC+              22
     25     Illinois Power Co.,...............................
              11.50%, 12/15/2010                                B                 30
     25     Illinois Power Co.,...............................
              7.50%, 06/15/2009                                 B                 28
     50     Montana Power Co.,................................
              7.30%, 12/01/2006(d)                              D                 51
    100     Nevada Power Co.,.................................
              9.00%, 08/15/2013(d)                              BB               111
    100     NRG Energy, Inc.,.................................
              8.00%, 12/15/2013(d)                              B+               101
     60     PG&E Corp.,.......................................
              6.875%, 07/15/2008(d)                             NR                64
     45     TECO Energy, Inc.,................................
              7.20%, 05/01/2011                                 BB+               45
    100     Tennessee Gas Pipeline Co.,.......................
              8.375%, 6-15-2032                                 B-               103
     50     Transcontinental Gas. Pipeline Corp.,
              7.00%, Ser B 8-15-2011                             B+               53
                                                                             -------

                                                                                 841
                                                                             -------

            Total corporate bonds:............................
              non-investment grade
              (cost $9,255)                                                  $ 9,583
                                                                             -------


U.S. GOVERNMENT SECURITIES -- 38.8%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 3.4%
  $ 200     4.10% 2014........................................  $   193
    979     5.50% 2032........................................      978
                                                                -------
                                                                  1,171
                                                                -------


PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE(B)
---------                                                       --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------


PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE(B)
---------                                                       --------
U.S. GOVERNMENT SECURITIES -- (CONTINUED)
 FEDERAL
 NATIONAL
 MORTGAGE
 ASSOCIATION -- 9.3%
  $ 819     5.00% 2017........................................  $   825
  2,393     5.50% 2032-2033...................................    2,391
                                                                -------
                                                                  3,216
                                                                -------
            REMIC -- PAC'S -- 0.6%
    200     6.00% Ser 2496 Class QM 2028......................      205
                                                                -------
            U.S. TREASURY SECURITIES -- 25.5%
    160     2.625% 2009.......................................      153
  4,610     3.875% 2009(f)....................................    5,870
  2,575     6.00% 2009........................................    2,856
                                                                -------
                                                                  8,879
                                                                -------
            Total U.S. government securities
              (cost $13,727)..................................  $13,471
                                                                -------
            Total investments in securities
              (cost $33,824)(a)...............................  $34,025
                                                                =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 (a) At April 30, 2004, the cost of securities for federal income tax purposes is $33,824 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation...........................  $ 784
      Unrealized depreciation...........................   (583)
                                                          -----
      Net unrealized appreciation.......................  $ 201
                                                          =====

 (b) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

 (c) Market value of investments in foreign securities represents 11.93% of total net assets as of April 30, 2004.

 (d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,105, which represents 11.81% of total net assets of the fund as of April 30, 2004.

 (e) Variable rate securities; the yield reported is the rate in effect as of April 30, 2004.

 (f) U.S. Treasury inflation protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

 (g) The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at April 30, 2004.

  *  Fitch Rating

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD INFLATION PLUS FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
CORPORATE BONDS: INVESTMENT GRADE -- 0.4%
            FINANCE -- 0.4%
 $ 2,600    SLM Corp.,
              3.05%, 04-01-2009(c)............................  A            $  2,547
                                                                             --------
            Total corporate bonds: investment grade (cost
              $2,606).........................................               $  2,547
                                                                             --------

U.S. GOVERNMENT SECURITIES -- 87.0%
            OTHER DIRECT FEDERAL OBLIGATIONS -- 0.4%
            Tennessee Valley Authority
   2,000    3.375% 2007(d)....................................  $  2,517
                                                                --------
            OTHER GOVERNMENT AGENCIES -- 0.4%
            Federal National Mortgage Association
   2,500    3.00% 2009(c).....................................     2,476
                                                                --------
            U.S. TREASURY SECURITIES -- 86.2%
  52,960    1.875% 2013(d)....................................    52,948
  36,535    2.00% 2014(d).....................................    36,555
  61,010    3.00% 2012(d).....................................    68,293
47,985..    3.375% 2007 -- 2032(d)............................    60,261
  39,870    3.50% 2011(d).....................................    47,515
68,075..    3.625% 2008 -- 2028(d)............................    89,828
87,960..    3.875% 2009 -- 2029(d)............................   119,073
  36,630    4.25% 2010(d).....................................    46,661
                                                                --------
                                                                 521,134
                                                                --------
            Total U.S. government securities
              (cost $533,752).................................  $526,127
                                                                --------
            Total long-term investments
              (cost $536,358).................................  $528,674
                                                                --------

SHORT-TERM INVESTMENTS -- 10.4%
            FINANCE -- 10.4%
  17,112    BNP Paribas Repurchase Agreement, 0.91%,
              05-03-2004 (Note 2f)............................  $ 17,112
  20,535    Greenwich Repurchase Agreement, 0.92%, 05-03-2004
              (Note 2f).......................................    20,535
   4,901    State Street Repurchase Agreement, 0.89%,
              05-03-2004 (Note 2f)............................     4,901
  20,534    UBS Warburg Repurchase Agreement, 0.91%,
              05-03-2004 (Note 2f)............................    20,534
                                                                --------
            Total short-term investments
              (cost $63,082)..................................  $ 63,082
                                                                --------
            Total investments in securities
              (cost $599,440)(a)..............................  $591,756
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 (a) At April 30, 2004, the cost of securities for federal income tax purposes is $599,705 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation.........................  $   469
     Unrealized depreciation.........................   (8,418)
                                                       -------
     Net unrealized depreciation.....................  $(7,949)
                                                       =======

 (b) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

 (c) Variable Rate Securities, the yield reported is the rate in effect as of April 30, 2004.

 (d) Inflation-protection securities are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 92.8%
            CANADA -- 4.2%
      19    Research In Motion Ltd.(a) (Technology)...........  $ 1,657
       6    SNC-Lavalin Group, Inc. (Services)................      217
                                                                -------
                                                                  1,874
                                                                -------

            FRANCE -- 21.9%
      91    Alcatel S.A.(e) (Technology)H.....................    1,329
     254    Alstom(a)(e) (Capital Goods)H.....................      477
      27    AXA(e) (Finance and Insurance)H...................      565
      16    Cie Generale D'Optique Essilor International
              S.A.(e) (Basic Materials).......................      938
       9    Club Mediterranee(a)(e) (Services)H...............      359
      28    M6-Metropole Television(e) (Services)H............      803
       4    Pernod Ricard(e) (Consumer Staples)...............      440
      10    Pinault-Printemps-Redoute S.A.(e) (Consumer
              Cyclical)H......................................      977
       9    PSA Peugeot Citroen S.A.(e) (Consumer Cyclical)...      486
       7    Rodriguez Group (Transportation)H.................      407
       3    Technip S.A.(e) (Consumer Cyclical)...............      453
       6    Total S.A.(e) (Energy)H...........................    1,141
       6    Unibail(e) (Finance and Insurance)H...............      537
      35    Vivendi Universal S.A.(e) (Services)H.............      869
                                                                -------
                                                                  9,781
                                                                -------

            GERMANY -- 3.1%
       2    Allianz AG(e) (Finance and Insurance)H............      221
       4    Freenet.de AG(a)(e) (Technology)..................      379
       7    Muenchener Rueckversicherungs-Gesellschaft AG(e)
              (Finance and Insurance)H........................      782
                                                                -------
                                                                  1,382
                                                                -------

            HONG KONG -- 1.6%
     112    China Merchants Holdings International Co. Ltd.(e)
              (Transportation)................................      131
      17    CNOOC Ltd. ADR (Energy)...........................      606
                                                                -------
                                                                    737
                                                                -------

            IRELAND -- 5.9%
     121    Elan Corp. plc ADR(a) (Health Care)H..............    2,614
                                                                -------

            ITALY -- 1.3%
     738    Finmeccanica S.p.A.(e) (Capital Goods)............      560
                                                                -------

            JAPAN -- 14.1%
      @@    Dentsu, Inc.(e) (Services)........................      189
       6    Fast Retailing Co. Ltd.(e) (Consumer Cyclical)....      439
      @@    Japan Tobacco, Inc.(e) (Consumer Staples).........      342
      @@    Mitsubishi Tokyo Financial Group, Inc.(e) (Finance
              and Insurance)..................................      519
      13    Nintendo Co. Ltd.(e) (Consumer Cyclical)..........    1,249
       2    OBIC Co. Ltd.(e) (Technology).....................      409
       7    ORIX Corp.(e) (Finance and Insurance).............      681
      51    Sumitomo Electric Industries Ltd.(e)
              (Technology)....................................      465
      @@    Sumitomo Mitsui Financial Group, Inc.(e) (Finance
              and Insurance)H.................................      514

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            JAPAN -- (CONTINUED)
      27    Trend Micro, Inc.(e) (Technology).................  $ 1,007
      @@    UFJ Holdings, Inc.(e) (Finance and Insurance).....      479
                                                                -------
                                                                  6,293
                                                                -------

            LUXEMBOURGH -- 0.1%
       5    SES Global(d) (Technology)........................       44
                                                                -------

            NETHERLANDS -- 4.4%
      36    European Aeronautic Defence and Space Co.(e)
              (Capital Goods)H................................      898
       7    Koninklijke (Royal) KPN N.V.(a)(e) (Consumer
              Staples)........................................      192
     116    Koninklijke Ahold N.V.(e) (Consumer Cyclical).....      890
                                                                -------
                                                                  1,980
                                                                -------

            NORWAY 1.1%
      55    Tandberg ASA(a)(e) (Technology)H..................      488
                                                                -------

            RUSSIA -- 1.4%
       4    LUKOIL ADR (Energy)...............................      392
       4    Mining and Metallurgical Co. Norilsk Nickel ADR
              (Basic Materials)...............................      215
                                                                -------
                                                                    607
                                                                -------

            SOUTH KOREA -- 7.2%
      70    Kia Motors Corp.(e) (Consumer Cyclical)...........      643
      18    LG Electronics, Inc.(e) (Consumer Cyclical).......    1,079
       6    Samsung Electronics Co. Ltd. GDR(d)
              (Technology)....................................    1,495
                                                                -------
                                                                  3,217
                                                                -------

            SWEDEN -- 2.7%
      45    Telefonaktiebolaget LM Ericsson ADR(a)
              (Technology)H...................................    1,208
                                                                -------

            SWITZERLAND -- 5.0%
     180    ABB Ltd.(e) (Technology)..........................    1,005
      12    Roche Holding AG(e) (Health Care)H................    1,222
                                                                -------
                                                                  2,227
                                                                -------

            UNITED KINGDOM -- 18.8%
     106    Capita Group plc(e) (Services)....................      581
     439    Carphone Warehouse Group plc(e) (Technology)......    1,109
     181    EMI Group plc(e) (Services).......................      819
      22    GlaxoSmithKline plc (Health Care).................      451
      54    Imperial Tobacco Group plc(e) (Consumer
              Staples)........................................    1,187
      89    Kingfisher plc(e) (Consumer Cyclical).............      446
     163    New Dixons Group plc(e) (Consumer Cyclical).......      448
      24    Northern Rock plc(e)
              (Finance and Insurance).........................      316
      91    Reuters Group plc(e) (Technology).................      597
     161    Rolls-Royce Group plc(e) (Capital Goods)..........      657

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            UNITED KINGDOM -- (CONTINUED)
     117    Rolls-Royce Group plc (Class B) (Capital Goods)...  $    10
     722    Vodafone Group plc(e) (Technology)................    1,746
                                                                -------
                                                                  8,367
                                                                -------

            Total common stock
              (cost $39,505)..................................  $41,379
                                                                -------
SHORT-TERM INVESTMENTS -- 29.2%
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 25.3%
  11,264    Navigator Prime Portfolio (Collateral for
              Securities Lending).............................  $11,264
                                                                -------
PRINCIPAL
 AMOUNT
---------
            FINANCE -- 3.9%
 $   192    BNP Paribas Joint Repurchase Agreement, 1.00%,
              05/03/2004 (Note 2f) (Finance)..................      192
     642    Deutsche Joint Repurchase Agreement, 1.00%,
              05/03/2004 (Note 2f) (Finance)..................      642
     902    UBS Warburg Joint Repurchase Agreement, 1.00%,
              05/03/2004 (Note 2f) (Finance)..................      902
                                                                -------
                                                                  1,736
                                                                -------

            Total short-term investments (cost $13,000).......  $13,000
                                                                -------
            Total investments in securities (cost
              $52,505)(b).....................................  $54,379
                                                                =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 (a) Presently non-income producing.

 (b) At April 30, 2004, the cost of securities for federal income tax purposes was $52,530 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

   Unrealized appreciation.........................  $ 3,033
   Unrealized depreciation.........................   (1,184)
                                                     -------
   Net unrealized appreciation.....................  $ 1,849
                                                     =======

 (c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

 (d) Securities exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers At the period end, the value of these securities amounted to 1,539, which represents 3.45% of total net assets of the fund as of April 30, 2004.

 (e) Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of April 30, 2004, was $32,063, which represents 71.93% of total net assets.

 H   Security is fully or partially on loan as of April 30, 2004. See
     Note 2d of accompanying Notes to Financial Statements.

                                                    PERCENTAGE OF
DIVERSIFICATION BY INDUSTRY                          NET ASSETS
---------------------------                         -------------
Basic Materials                                           2.6%
Capital Goods                                             5.8%
Consumer Cyclical                                        16.0%
Consumer Staples                                          4.8%
Energy                                                    4.8%
Finance and Insurance                                    10.4%
Health Care                                               9.6%
Services                                                  8.6%
Technology                                               29.0%
Transportation                                            1.2%
Short Term Investments                                   29.2%
                                                        -----
Total                                                   122.0%
                                                        =====

      FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AS OF APRIL 30, 2004

                                                                               CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                               MARKET VALUE          AMOUNT             DATE            (DEPRECIATION)
-----------                                               ------------         --------         ----------         --------------
South Africa Rand (Buy)                                       $ 57               $ 57           05/03/2004               @@
South Africa Rand (Buy)                                          8                  8           05/04/2004               @@
South Africa Rand (Buy)                                         25                 25           05/04/2004               @@
South Africa Rand (Buy)                                         27                 27           05/05/2004               @@
South Africa Rand (Buy)                                        214                214           05/06/2004               @@
Swedish Krona (Buy)                                            113                113           05/05/2004               @@
Hong Kong Dollars (Buy)                                        573                573           05/05/2004               @@
Hong Kong Dollars (Buy)                                         42                 42           05/04/2004               @@
Japanese Yen (Sell)                                             40                 40           05/06/2004               @@
Japanese Yen (Sell)                                             17                 17           05/07/2004               @@
Japanese Yen (Sell)                                            271                270           05/10/2004              $(1)
European Monetary Unit (Sell)                                  354                357           05/03/2004                3
European Monetary Unit (Sell)                                   17                 17           05/04/2004               @@
European Monetary Unit (Sell)                                   27                 28           05/05/2004                1
British Pound (Sell)                                           539                538           05/05/2004                1
British Pound (Sell)                                           271                271           05/05/2004               @@
                                                                                                                        ---
                                                                                                                        $ 4
                                                                                                                        ===
@@ Due to the presentation of the financial statements in thousands, the number of shares and/or dollars round to zero.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 92.8%
            AUSTRALIA -- 1.3%
    113     News Corp. Ltd. (Services)(e)H....................  $    954
    133     Rinker Group Ltd. (Consumer Cyclical)(e)..........       680
                                                                --------
                                                                   1,634
                                                                --------
            BELGIUM -- 1.6%
     33     Belgacom S.A. (Technology)(a)(d)..................     1,000
     51     Fortis (Finance and Insurance)(e)H................     1,092
                                                                --------
                                                                   2,092
                                                                --------
            CANADA -- 2.3%
     59     Biovail Corp. (Health Care)(a)H...................     1,117
     28     Canadian National Railway Co. (Transportation)....     1,048
     15     Talisman Energy, Inc. (Energy)H...................       862
                                                                --------
                                                                   3,027
                                                                --------
            CHINA -- 0.1%
    288     China Petroleum & Chemical Corp. Class H
              (Energy)(e).....................................        99
                                                                --------
            EGYPT -- 0.5%
     60     Orascom Telecommunications GDR (Energy)(a)(e).....       576
                                                                --------
            FRANCE -- 15.1%
     76     Alcatel S.A. (Technology)(e)H.....................     1,109
     46     AXA (Finance and Insurance)(e)H...................       945
     14     Carrefour S.A. (Consumer Cyclical)(e)H............       641
     20     Cie Generale D'Optique Essilor International S.A.
              (Basic Materials)(e)............................     1,159
     53     France Telecom S.A. (Technology)(e)...............     1,266
    103     Havas S.A. (Services)(e)H.........................       563
     30     Lafarge S.A. (Basic Materials)(e)H................     2,484
     10     Pernod Ricard (Consumer Staples)(e)H..............     1,195
     14     Pinault-Printemps-Redoute S.A. (Consumer
              Cyclical)(e)H...................................     1,417
     21     PSA Peugeot Citroen S.A. (Consumer
              Cyclical)(e)H...................................     1,112
     64     Societe Television Francaise 1 (Services)(e)H          1,950
     23     Total S.A. (Energy)(e)H...........................     4,234
     32     Veolia Environnement (Services)(e)H...............       840
     27     Vivendi Universal S.A. (Services)(e)..............       658
                                                                --------
                                                                  19,573
                                                                --------
            GERMANY 4.0%
     19     Bayerische Motoren Werke (BMW) AG (Consumer
              Cyclical)(e)H...................................       792
     26     DaimlerChrysler AG (Consumer Cyclical)(e).........     1,163
     18     E.ON AG (Capital Goods)(e)H.......................     1,192
      9     Muenchener Rueckversicherungs-Gesellschaft AG
              (Finance and Insurance)(e)......................       962
      8     SAP AG (Services)(e)H.............................     1,117
                                                                --------
                                                                   5,226
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            IRELAND -- 1.7%
     66     Elan Corp. plc ADR (Health Care)(a)H..............  $  1,430
     72     Ryanair Holdings plc (Transportation)(a)..........       417
     12     Ryanair Holdings plc ADR (Transportation)(a)H.....       413
                                                                --------
                                                                   2,260
                                                                --------
            ISRAEL -- 0.2%
      3     Teva Pharmaceutical Industries Ltd. ADR (Health
              Care)...........................................       209
                                                                --------
            ITALY -- 3.7%
    149     ENI-Ente Nazionale Idrocarburi S.p.A.
              (Energy)(e)H....................................     3,023
     91     Fiat S.p.A. (Consumer Cyclical)(e)H...............       636
    244     UniCredito Italiano S.p.A. (Finance and
              Insurance)(e)H..................................     1,134
                                                                --------
                                                                   4,793
                                                                --------
            JAPAN -- 15.7%
    112     Bank of Yokohama Ltd. (Finance and
              Insurance)(e)H..................................       605
     83     Central Glass Co. Ltd. (Basic Materials)(e).......       608
     33     Eisai Co. Ltd. (Health Care)(e)...................       835
     16     Fanuc Ltd. (Technology)(e)........................       957
     11     Fast Retailing Co. Ltd. (Consumer Cyclical)(e)....       816
     29     Fuji Photo Film Co. Ltd. (Capital Goods)(e).......       922
     @@     Japan Tobacco, Inc. (Consumer Staples)(e).........     1,256
     42     Kao Corp. (Consumer Cyclical)(e)..................       997
     @@     KOSE Corp. (Health Care)(e).......................         5
     @@     Mitsubishi Tokyo Financial Group, Inc. (Finance
              and Insurance)(e)...............................     1,012
     56     Nikon Corp. (Technology)(e)H......................       643
      9     Nintendo Co. Ltd. (Consumer Cyclical)(e)..........       876
     43     Nomura Holdings, Inc. (Finance and
              Insurance)(e)...................................       690
      1     NTT DoCoMo, Inc. (Technology)(e)..................     2,165
     39     Olympus Corp. (Technology)(e).....................       745
     13     ORIX Corp. (Finance and Insurance)(e).............     1,373
      7     Rohm Co. Ltd. (Technology)(e).....................       821
     42     Sharp Corp. (Technology)(e).......................       748
     27     Shin-Etsu Chemical Co. Ltd. (Basic
              Materials)(e)...................................     1,054
     26     Takeda Chemical Industries Ltd. (Health
              Care)(e)........................................     1,027
     @@     UFJ Holdings, Inc. (Finance and Insurance)(e).....     1,243
     28     World Co. Ltd. (Consumer Cyclical)................       927
                                                                --------
                                                                  20,325
                                                                --------
            KOREA (REPUBLIC OF) -- 1.6%
     29     SK Corp. (Energy)(e)..............................     1,190
     42     SK Telecom Co. Ltd. ADR (Technology)H.............       848
                                                                --------
                                                                   2,038
                                                                --------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            MALAYSIA -- 1.4%
    503     Berjaya Sports Toto Berhad (Finance and
              Insurance)(e)...................................  $    578
    198     Malayan Banking Berhad (Finance and
              Insurance)(e)...................................       545
    284     Resorts World Berhad (Services)(e)................       742
                                                                --------
                                                                   1,865
                                                                --------
            MEXICO -- 0.5%
     18     America Movil S.A. de C.V. Ser L ADR
              (Technology)....................................       598
                                                                --------
            NETHERLANDS -- 4.6%
     46     ABN AMRO Holding N.V. (Finance and
              Insurance)(e)H..................................       998
     43     ASML Holding N.V. (Technology)(a)(e)..............       669
     41     European Aeronautic Defence and Space Co. (Capital
              Goods)(e).......................................     1,027
     49     ING Groep N.V. (Finance and Insurance)(e).........     1,047
    193     Koninklijke Ahold N.V. (Consumer Cyclical)(e).....     1,482
     16     Royal Dutch Petroleum Co. (Energy)(e).............       758
                                                                --------
                                                                   5,981
                                                                --------
            RUSSIA -- 0.9%
      5     Mobile Telesystems ADR (Technology)...............       497
     20     Surgutneftegaz ADR (Energy).......................       658
                                                                --------
                                                                   1,155
                                                                --------
            SOUTH AFRICA -- 0.5%
    119     Standard Bank Group Ltd. (Finance and
              Insurance)......................................       687
                                                                --------
            SOUTH KOREA -- 3.2%
     46     Hana Bank (Finance and Insurance)(e)..............       977
    106     Kia Motors Corp. (Consumer Cyclical)(e)...........       981
     14     LG Electronics, Inc. (Consumer Cyclical)(e).......       859
      3     Samsung Electronics Co. Ltd. (Technology)(e)......     1,359
                                                                --------
                                                                   4,176
                                                                --------
            SPAIN -- 1.8%
     53     Endesa S.A. (Utilities)(e)H.......................       973
     71     Iberdrola S.A. (Utilities)(e).....................     1,399
                                                                --------
                                                                   2,372
                                                                --------
            SWEDEN -- 0.6%
      4     Oriflame Cosmetics S.A. SDR (Health Care)(a)......       118
     23     Oriflame Cosmetics S.A. SDR (Health Care)(a)(d)...       715
                                                                --------
                                                                     833
                                                                --------
            SWITZERLAND -- 6.7%
    293     ABB Ltd. (Technology)(e)..........................     1,654

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            SWITZERLAND -- (CONTINUED)
      7     Converium Holding AG (Finance and Insurance)(e)...  $    388
      7     Converium Holding AG ADR (Finance and
              Insurance)......................................       187
     31     Roche Holding AG (Health Care)(e)H................     3,217
     28     STMicroelectronics N.V. (Technology)(e)H..........       616
     37     UBS AG (Finance and Insurance)(e)H................     2,639
                                                                --------
                                                                   8,701
                                                                --------
            TAIWAN -- 0.6%
    840     United Microelectronics Corp.
              (Technology)(a)(e)..............................       747
                                                                --------
            THAILAND -- 0.4%
    471     Kasikornbank Public Co. Ltd. (Finance and
              Insurance)(a)(e)................................       565
                                                                --------
            UNITED KINGDOM -- 20.9%
     53     AstraZeneca plc (Health Care)(e)..................     2,506
    119     Aviva plc (Finance and Insurance)(e)..............     1,152
     73     British Sky Broadcasting Group plc
              (Technology)(e).................................       857
    329     Compass Group plc (Services)(e)...................     2,061
    109     Imperial Tobacco Group plc (Consumer
              Staples)(e).....................................     2,403
  1,301     Invensys plc (Capital Goods)(e)...................       446
    154     Kingfisher plc (Consumer Cyclical)(e).............       769
    352     Lloyds TSB Group plc (Finance and Insurance)(e)...     2,631
     66     Reckitt Benckiser plc (Consumer Staples)(e).......     1,712
    177     Reuters Group plc (Technology)(e).................     1,160
     33     Rio Tinto plc (Basic Materials)(e)................       711
    650     Rolls-Royce Group plc (Capital Goods).............     2,653
    650     Rolls-Royce Group plc (Class B) (Capital Goods)...        58
     93     Royal Bank of Scotland Group plc (Finance and
              Insurance)(e)...................................     2,787
  1,477     Vodafone Group plc (Technology)(e)................     3,572
    158     WPP Group plc (Services)(e).......................     1,552
                                                                --------
                                                                  27,030
                                                                --------
            UNITED STATES -- 2.9%
     54     Accenture Ltd. Class A (Services)(a)..............     1,281
     15     Schlumberger Ltd. (Energy)........................       901
     58     Tyco International Ltd. (with rights) (Capital
              Goods)..........................................     1,578
                                                                --------
                                                                   3,760
                                                                --------
            Total common stock
              (cost $112,290).................................  $120,322
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                MARKET
SHARES                                                          VALUE(C)
---------                                                       --------
SHORT-TERM INVESTMENTS -- 27.5%
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 24.5%
31,768..    Navigator Prime Portfolio (Collateral for.
              Securities Lending)                               $ 31,768
                                                                --------

PRINCIPAL
AMOUNT
---------

            FINANCE -- 3.0%
 $  438     BNP Paribas Joint Repurchase Agreement,...........
              1.00%, 05/03/2004 (Note 2f) (Finance)                  438
  1,460     Deutsche Joint Repurchase Agreement,..............
              1.00%, 05/03/2004 (Note 2f) (Finance)                1,460
  2,051     UBS Warburg Joint Repurchase Agreement,...........
              1.00%, 05/03/2004 (Note 2f) (Finance)                2,051
                                                                --------

                                                                   3,949
                                                                --------

            Total short-term investments......................
              (cost $35,717)                                    $ 35,717
                                                                --------

            Total investments in securities...................
              (cost $148,007)(b)                                $156,039
                                                                ========


Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 (a) Presently non-income producing.

 (b) At April 30, 2004, the cost of securities for federal income tax purposes was $148,598 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $11,435
      Unrealized depreciation.........................   (3,994)
                                                        -------
      Net unrealized appreciation.....................  $ 7,441
                                                        =======

 (c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,118, which represents .86% of total net assets of the fund as of April 30, 2004.

 (e) Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of April 30, 2004, was $101,546, which represents 78.31% of total net assets.

                                                   PERCENTAGE OF
      DIVERSIFICATION BY INDUSTRY                   NET ASSETS
      ---------------------------                  -------------
      Consumer Staples                                   5.1%
      Health Care                                        8.6%
      Energy                                             9.1%
      Basic Materials                                    4.6%
      Utilities                                          1.8%
      Consumer Cyclical                                 10.9%
      Services                                           9.0%
      Capital Goods                                      6.1%
      Technology                                        17.4%
      Transportation                                     1.5%
      Finance and Insurance                             18.7%
      Short Term Investments                            27.5%
                                                       -----
      Total                                            120.3%
                                                       =====

 H   Security is fully or partially on loan as of April 30, 2004. See
     Note 2d of accompanying Notes to Financial Statements.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT APRIL 30, 2004

                                                                                                                     UNREALIZED
                                                                                 CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                                 MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                                                 ------------         --------         --------         --------------
Euro (Buy)                                                     $  193             $  192          05/03/2004            $  1
British Pound (Buy)                                               151                151          05/06/2004              (1)
Hong Kong Dollar (Buy)                                             30                 30          05/03/2004              @@
Hong Kong Dollar (Buy)                                             27                 27          05/04/2004              @@
Japanese Yen (Buy)                                                  7                  7          05/07/2004              @@
Canadian Dollar (Sell)                                            142                142          05/05/2004              @@
Euro (Sell)                                                       980                968          05/03/2004             (12)
Japanese Yen (Sell)                                               132                133          05/06/2004               1
Japanese Yen (Sell)                                               632                634          05/10/2004               1
Swiss Francs (Sell)                                             1,220              1,240          06/24/2004              20
British Pound (Sell)                                            1,214              1,228          06/24/2004              14
South African Rand (Sell)                                         613                631          06/24/2004              18
                                                                                                                        ----
                                                                                                                        $ 42
                                                                                                                        ====
@@ Due to the presentation of the financial statements in thousands, the number of shares and/or dollars round to zero.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 95.1%
            AUSTRALIA -- 5.4%
    364     Adsteam Marine Ltd.(e) (Transportation)...........  $   400
    104     AWB Ltd.(e) (Consumer Staples)....................      361
    171     Coca-Cola Amatil Ltd.(e) (Consumer Staples).......      846
     27     Iress Market Technology Ltd.(e) (Technology)H.....       60
    184     John Fairfax Holdings Ltd.(e) (Services)..........      443
    172     Multiplex Group (Consumer Cyclical)H..............      435
    517     Oil Search Ltd.(e) (Energy).......................      431
    103     STW Communications Group Ltd.(e) (Services)H......      244
     49     TABCORP Holdings Ltd.(e) (Services)H..............      469
                                                                -------
                                                                  3,689
                                                                -------
            CAYMAN ISLANDS -- 0.3%
  1,724     Far East Pharmaceutical Technology Co. Ltd.(e)
              (Health Care)H..................................      231
                                                                -------
            CHINA -- 1.5%
  1,450     Beijing Capital International Airport Co. Ltd.
              Class H(e) (Transportation)H....................      443
  1,996     China Oilfield Services Ltd.(e) (Energy)H.........      574
                                                                -------
                                                                  1,017
                                                                -------
            DENMARK -- 3.3%
     25     Carlsberg A/S Class B(e) (Consumer Staples)H......    1,226
      9     Danisco A/S(e) (Consumer Staples).................      407
     49     FLS Industries A/S Class B(a) (Basic Materials)...      634
                                                                -------
                                                                  2,267
                                                                -------
            FINLAND -- 1.8%
     16     Orion Oyj B Shares (Health Care)..................      422
     27     Tietoenator Oyj(e) (Services)H....................      802
                                                                -------
                                                                  1,224
                                                                -------
            FRANCE -- 10.4%
    500     Alstom(a)(e) (Capital Goods)H.....................      939
      8     Bacou-Dalloz(e) (Basic Materials).................      590
      4     Financiere Marc de Lacharriere S.A. (Fimalac)(e)
              (Basic Materials)...............................      168
    186     Havas S.A.(e) (Services)H.........................    1,013
     22     M6-Metropole Television(e) (Services)H............      640
      9     Marionnaud Parfumeries(e) (Consumer Cyclical)H....      323
     15     Nexans S.A.(e) (Basic Materials)H.................      485
     56     NRJ Group(e) (Services)H..........................    1,192
     37     Remy Cointreau(e) (Consumer Staples)H.............    1,212
     22     Sodexho Alliance S.A.(e) (Services)H..............      599
                                                                -------
                                                                  7,161
                                                                -------
            GERMANY -- 3.1%
     21     ELMOS Semiconductor AG(e) (Technology)............      314
     26     Hochtief AG(d)(e) (Consumer Cyclical).............      728
     26     Jenoptik AG(e) (Technology)H......................      312

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            GERMANY -- (CONTINUED)
     16     Schwarz Pharma AG(e) (Health Care)H...............  $   442
     16     Singulus Technologies AG(a)(e) (Technology)H......      319
                                                                -------
                                                                  2,115
                                                                -------
            GREECE -- 2.6%
     81     Aktor S.A. Technical Co.(e) (Consumer Cyclical)...      431
     43     Bank of Piraeus(e) (Finance and Insurance)........      508
     16     Intralot S.A.(e) (Services).......................      301
     12     Titan Cement Co. S.A.(e) (Basic Materials)........      543
                                                                -------
                                                                  1,783
                                                                -------
            HONG KONG -- 0.6%
  1,092     i-CABLE Communications Ltd.(e) (Technology).......      417
                                                                -------
            ITALY -- 6.6%
     14     Amplifon S.p.A.(e) (Consumer Cyclical)............      430
     70     Banca Popolare di Milano S.c.r.l.(e) (Finance and
              Insurance)......................................      412
     75     Brembo S.p.A.(e) (Consumer Cyclical)..............      534
     61     Caltagirone Editore S.p.A.(e) (Services)..........      462
    348     Hera S.p.A.(a)(e) (Utilities).....................      700
     29     Permasteelisa S.p.A.(e) (Consumer Cyclical).......      478
      8     Pirelli & C. Real Estate S.p.A.(e) (Finance and
              Insurance)......................................      291
    139     Sorin S.p.A.(a) (Health Care).....................      391
     24     Tod's S.p.A.(e) (Consumer Cyclical)H..............      864
                                                                -------
                                                                  4,562
                                                                -------
            JAPAN -- 26.6%
    173     77 Bank Ltd.(e) (Finance and Insurance)...........    1,034
      7     Aichi Bank, Ltd. (Finance and Insurance)..........      449
     12     Asatsu-DK, Inc.(e) (Services).....................      348
     20     Avex, Inc.(e) (Services)..........................      340
     65     Bank of Fukuoka Ltd.(e) (Finance and
              Insurance)H.....................................      339
      2     Bellsystem 24, Inc.(e) (Technology)...............      396
     31     Canon Sales Co., Inc.(e) (Consumer Cyclical)......      405
     19     Coca-Cola West Japan Co. Ltd.(e) (Consumer
              Staples)........................................      426
     13     Fujimi, Inc.(e) (Basic Materials).................      377
     22     Fujitsu Support and Service, Inc.(e)
              (Technology)H...................................      370
     19     Futaba Corp.(e) (Technology)......................      482
     28     Hitachi Maxell Ltd.(e) (Technology)...............      405
     18     Hokuto Corp.(e) (Consumer Staples)................      287
     44     Hosiden Corp.(e) (Technology)H....................      595
     26     House Foods Corp.(e) (Consumer Staples)...........      351
     49     INES Corp.(e) (Services)..........................      497
    263     Joyo Bank Ltd.(e) (Finance and Insurance).........    1,019
      6     Kadokawa Holdings, Inc.(e) (Services).............      203
     13     Kirin Beverage Corp.(e) (Consumer Staples)........      284
     38     Kobayashi Pharmaceutical Co. Ltd.(e) (Health
              Care)H..........................................    1,019

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            JAPAN -- (CONTINUED)
      7     KOSE Corp.(e) (Health Care).......................  $   244
     12     Meiwa Estate Co. Ltd.(e) (Finance and
              Insurance)H.....................................      129
     10     Milbon Co. Ltd.(e) (Basic Materials)..............      266
     47     Mochida Pharmaceutical Co. Ltd.(e) (Health
              Care)...........................................      307
     13     NEC Soft Ltd.(e) (Technology).....................      347
     21     NEC System Integration & Construction Ltd.(e)
              (Technology)....................................      197
     45     Nippon Shinyaku Co. Ltd.(e) (Health Care)H........      252
      6     Otsuka Kagu Ltd. (Consumer Cyclical)..............      225
     99     PanaHome Corp.(e) (Consumer Cyclical).............      539
    126     Shiga Bank Ltd.(e) (Finance and Insurance)........      640
    139     Sumitomo Osaka Cement Co. Ltd.(e) (Basic
              Materials)......................................      343
     86     Suruga Bank Ltd.(e) (Finance and Insurance).......      635
     23     Taiyo Ink Manufacturing Co. Ltd.(e) (Basic
              Materials)......................................      806
     84     Tanabe Seiyaku Co. Ltd(e) (Health Care)...........      805
     32     THK Co. Ltd.(e) (Capital Goods)H..................      607
     42     Tokyo Ohka Kogyo Co. Ltd.(e) (Technology).........      819
     18     Tokyo Tomin Bank Ltd.(e) (Finance and
              Insurance)H.....................................      454
     42     Toppan Forms Co. Ltd.(e) (Consumer Staples).......      567
     17     Towa Pharmaceutical Co. Ltd. (Health Care)........      361
      5     Tsuruha Co. Ltd.(e) (Consumer Cyclical)H..........      133
                                                                -------
                                                                 18,302
                                                                -------
            KOREA (REPUBLIC OF) -- 1.1%
     79     Daegu Bank(e) (Finance and Insurance).............      446
      3     ReignCom Ltd. (Technology)........................      280
                                                                -------
                                                                    726
                                                                -------
            MEXICO -- 1.4%
     82     Grupo Financiero Banorte S.A. (Finance and
              Insurance)......................................      289
    262     Kimberly-Clark de Mexico, S.A. (Basic
              Materials)......................................      693
                                                                -------
                                                                    982
                                                                -------
            NETHERLANDS -- 5.5%
     48     AM N.V.(e) (Consumer Cyclical)....................      438
     25     CSM N.V.(e) (Consumer Staples)....................      613
     88     Equant N.V.(a)(e) (Services)H.....................      651
    176     Laurus N.V.(a)(e) (Consumer Cyclical).............      238
     23     Unit 4 Agresso N.V.(a)(e) (Technology)............      316
     23     VNU N.V.(e) (Services)............................      644
     54     Wolters Kluwer N.V.(e) (Services).................      900
                                                                -------
                                                                  3,800
                                                                -------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            NEW ZEALAND -- 1.9%
  1,217     Air New Zealand Ltd.(a)(e) (Transportation).......  $   320
    344     Carter Hold Harvey Ltd.(e) (Basic Materials)......      449
    210     Warehouse Group Ltd.(e) (Consumer Cyclical).......      572
                                                                -------
                                                                  1,341
                                                                -------
            SINGAPORE -- 1.3%
    790     MobileOne Ltd.(e) (Technology)....................      681
    235     SembCorp Logistics Ltd.(e) (Transportation).......      248
                                                                -------
                                                                    929
                                                                -------
            SOUTH KOREA -- 3.7%
     70     Curitel Communications, Inc.(a) (Technology)......      209
    116     Daewoo Securities Co. Ltd.(a)(e) (Finance and
              Insurance)......................................      427
    121     Korea Exchange Bank(a)(e) (Finance and
              Insurance)......................................      626
     23     LG Household & Health Care Ltd.(e) (Consumer
              Staples)........................................      681
     41     Pusan Bank(e) (Finance and Insurance).............      239
     19     Samsung Securities Co. Ltd.(a)(e) (Finance and
              Insurance)......................................      386
                                                                -------
                                                                  2,568
                                                                -------
            SPAIN -- 0.3%
     15     Prosegur, Compania de Seguridad S.A.(e)
              (Transportation)H...............................      239
                                                                -------
            SWEDEN -- 2.4%
     86     Eniro AB(e) (Services)H...........................      692
     31     JM AB(e) (Consumer Cyclical)H.....................      549
     72     Teleca AB Class B(e) (Technology).................      406
                                                                -------
                                                                  1,647
                                                                -------
            SWITZERLAND -- 3.2%
      8     Bachem Holding AG(e) (Health Care)................      473
     16     Baloise Holding Ltd.(e) (Finance and
              Insurance)H.....................................      638
      7     Converium Holding AG(e) (Finance and Insurance)...      387
      2     Julius Baer Holding Ltd.(e) (Finance and
              Insurance)H.....................................      451
      7     Tecan Group AG (Health Care)......................      272
                                                                -------
                                                                  2,221
                                                                -------
            UNITED KINGDOM -- 12.1%
    286     Aggreko plc(e) (Services).........................      809
     64     AMVESCAP plc(e) (Finance and Insurance)...........      420
     52     Cambridge Antibody Technology Group plc(a)(e)
              (Health Care)...................................      516
    121     De La Rue plc(e) (Services).......................      705
    131     FirstGroup plc(e) (Transportation)................      622
    102     Hiscox plc(e) (Finance and Insurance).............      288

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            UNITED KINGDOM -- (CONTINUED)
     20     Kesa Electricals plc(e) (Consumer Cyclical).......  $    99
     94     London Stock Exchange plc(e) (Finance and
              Insurance)......................................      580
    278     Misys plc(e) (Services)...........................    1,014
    215     Novar plc(e) (Consumer Cyclical)..................      488
    454     PHS Group plc (Services)..........................      676
    193     Rentokil Initial plc(e) (Services)................      640
     61     Smiths Group plc(e) (Technology)..................      747
    131     Tullow Oil plc (Energy)...........................      202
    110     VT Group plc(e) (Transportation)..................      525
                                                                -------
                                                                  8,331
                                                                -------
            Total common stock
              (cost $64,014)..................................  $65,552
                                                                -------
SHORT-TERM INVESTMENTS -- 22.9%
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 19.8%
 13,658     Navigator Prime Portfolio.........................  $13,658
                                                                -------
PRINCIPAL
AMOUNT
---------
            FINANCE -- 3.1%
 $  237     BNP Paribas Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f) (Finance)...........      237
    789     Deutsche Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f) (Finance)...........      789
1,108..     UBS Warburg Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f) (Finance)...........    1,108
                                                                -------
                                                                  2,134
                                                                -------
            Total short-term investments
              (cost $15,792)..................................  $15,792
                                                                -------
            Total investments in securities
              (cost $79,806)(b)...............................  $81,344
                                                                =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (a) Presently non-income producing.
 (b) At April 30, 2004, the cost of securities for federal income tax purposes is $79,892 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $ 3,555
      Unrealized depreciation.........................   (2,103)
                                                        -------
      Net unrealized appreciation.....................  $ 1,452
                                                        =======

 (c) See Note 2b of accompanying Notes of Financial Statements regarding valuation of securities.

 (d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $728, which represents 1.06% of total net assets of the fund as of April 30, 2004.

 (e) Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of April 30, 2004, was $60,014, which represents 87.05% of total net assets.

 H   Security is fully or partially on loan as of April 30, 2004. See
     Note 2d of accompanying Notes to Financial Statements.

                                                  PERCENTAGE OF
DIVERSIFICATION BY INDUSTRY                        NET ASSETS
---------------------------                       -------------
Basic Materials                                         7.8%
Capital Goods                                           2.2%
Consumer Cyclical                                      11.5%
Consumer Staples                                       10.5%
Energy                                                  1.8%
Finance and Insurance                                  16.1%
Health Care                                             8.3%
Services                                               20.7%
Technology                                             11.1%
Transportation                                          4.1%
Utilities                                               1.0%
Short Term Investments                                 22.9%
                                                      -----
Total                                                 118.0%
                                                      =====

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                              AS OF APRIL 30, 2004

                                                                                                                    UNREALIZED
                                                              MARKET          CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                                    VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                                   -------         --------         ----------         --------------
Australian Dollar (Sell)                                      $    16         $    16          05/03/2004              $ @@
Australian Dollar (Sell)                                           57              57          05/04/2004                @@
Australian Dollar (Sell)                                           11              11          05/05/2004                @@
Australian Dollar (Sell)                                        2,145           2,157          12/31/2004                12
Australian Dollar (Sell)                                        1,090           1,147          03/31/2005                57
British Pound (Buy)                                               424             423          05/04/2004                 1
British Pound (Sell)                                            5,303           5,246          12/31/2004               (57)
British Pound (Sell)                                            1,017           1,056          03/31/2005                39
Danish Krone (Buy)                                                 30              29          05/03/2004                 1
Danish Krone (Buy)                                                  9               9          05/04/2004                @@
Danish Krone (Buy)                                                  7               7          05/05/2004                @@
Euro (Buy)                                                        100              99          05/03/2004                 1
Euro (Buy)                                                         59              59          05/04/2004                @@
Euro (Sell)                                                        95              95          05/05/2004                @@
Euro (Sell)                                                    10,020          10,403          12/31/2004               383
Hong Kong Dollar (Buy)                                             33              33          05/04/2004                @@
Hong Kong Dollar (Buy)                                             29              29          05/03/2004                @@
Japanese Yen (Sell)                                               107             108          05/06/2004                 1
Japanese Yen (Sell)                                               138             139          05/07/2004                 1
Japanese Yen (Sell)                                               166             166          05/10/2004                @@
                                                                                                                       ----
                                                                                                                       $439
                                                                                                                       ====

@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MIDCAP FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE(C)
---------                                                       ----------
COMMON STOCK -- 99.0%
            BASIC MATERIALS -- 3.7%
     893    Pactiv Corp.(a)...................................  $   20,492
     779    Precision Castparts Corp. ........................      35,040
     404    Rohm & Haas Co. (with rights).....................      15,669
   1,271    Smurfit-Stone Container Corp. (with rights)(a)....      21,854
                                                                ----------
                                                                    93,055
                                                                ----------
            CAPITAL GOODS -- 3.8%
     502    Eaton Corp. (with rights).........................      29,809
     635    Parker-Hannifin Corp. (with rights)...............      35,087
   2,282    Xerox Corp. (with rights)(a)H.....................      30,653
                                                                ----------
                                                                    95,549
                                                                ----------
            CONSUMER CYCLICAL -- 17.0%
   2,061    American Tower Corp. Class A(a)H..................      25,653
     369    Avery Dennison Corp. (with rights)................      23,701
     383    BorgWarner, Inc. .................................      31,350
     496    CDW Corp. ........................................      30,995
     293    Centex Corp. (with rights)........................      14,059
   2,010    Delphi Corp. .....................................      20,506
     551    Johnson Controls, Inc. ...........................      30,206
     593    Lear Corp. (with rights)..........................      35,948
     788    Lennar Corp. Class A..............................      36,908
     698    Liz Claiborne, Inc. (with rights).................      24,496
   1,274    Mattel, Inc. .....................................      21,600
     802    Michaels Stores, Inc. ............................      40,129
     332    Mohawk Industries, Inc.(a)........................      25,626
     246    PACCAR, Inc. (with rights)........................      13,867
   1,146    PetsMart, Inc. ...................................      31,755
   4,659    Rinker Group Ltd.(e)..............................      23,835
                                                                ----------
                                                                   430,634
                                                                ----------
            CONSUMER STAPLES -- 0.8%
628.....    Constellation Brands, Inc. Class A(a).............      20,812
                                                                ----------
            ENERGY -- 7.4%
     803    EOG Resources, Inc. (with rights).................      39,562
   1,029    GlobalSantaFe Corp. ..............................      27,129
     473    Nabors Industries Ltd.(a).........................      20,984
     848    Premcor, Inc.(a)..................................      29,200
     322    Valero Energy Corp. ..............................      20,505
   1,867    XTO Energy, Inc. (with rights)....................      49,859
                                                                ----------
                                                                   187,239
                                                                ----------
            FINANCE AND INSURANCE -- 22.6%
     336    Ambac Financial Group, Inc. ......................      23,189
     482    Bank of Hawaii Corp. .............................      21,095
     405    BlackRock, Inc. ..................................      25,160
     614    Brown & Brown, Inc. (with rights).................      23,948
     383    City National Corp. ..............................      23,624
   1,109    Countrywide Financial Corp. ......................      65,752
1,214...    Equifax, Inc. (with rights).......................      29,760
352.....    Everest Re Group Ltd. (with rights)...............      30,017
594.....    Federated Investors, Inc. Class B.................      17,464
     302    Fidelity National Financial, Inc. ................      11,045
     627    Gallagher (Arthur J.) & Co. ......................      20,192
     268    Golden West Financial Corp. ......................      28,191

                                                                  MARKET
 SHARES                                                          VALUE(C)
---------                                                       ----------
            FINANCE AND INSURANCE -- (CONTINUED)
     289    Greenpoint Financial Corp. .......................  $   11,267
1,303...    Hibernia Corp. Class A............................      28,392
943.....    Host Marriott Corp. (REIT)(a).....................      11,217
     335    Hudson City Bancorp, Inc. ........................      11,337
     510    IPC Holdings Ltd. ................................      18,764
513.....    iStar Financial, Inc. (REIT)......................      18,218
     440    Legg Mason, Inc.H.................................      40,547
     138    M&T Bank Corp. ...................................      11,705
     770    Medco Health Solutions, Inc.(a)...................      27,254
   2,227    Providian Financial Corp. (with rights)(a)........      27,015
     361    UnionBanCal Corp. ................................      19,305
      58    White Mountains Insurance Group Ltd.H.............      29,870
                                                                ----------
                                                                   574,328
                                                                ----------
            HEALTH CARE -- 12.0%
     508    Applera Corp. -- Celera Genomics Group(a).........       5,994
   1,284    Biovail Corp.(a)..................................      24,398
     353    Cephalon, Inc.(a)H................................      20,074
   1,053    Edwards Lifesciences Corp.(a).....................      36,280
     361    Gilead Sciences, Inc.(a)..........................      21,954
     408    Guidant Corp. ....................................      25,727
   1,478    Health Management Associates, Inc. Class AH.......      34,177
   1,397    Human Genome Sciences, Inc. (with rights)(a)......      17,042
   1,367    King Pharmaceuticals, Inc.(a).....................      23,588
     565    McKesson Corp. ...................................      18,581
   1,656    Millennium Pharmaceuticals, Inc. (with
              rights)(a)H.....................................      24,820
     686    Vertex Pharmaceuticals, Inc.(a)...................       5,930
     649    Waters Corp. (with rights)(a).....................      28,012
     503    Watson Pharmaceuticals, Inc.(a)...................      17,928
                                                                ----------
                                                                   304,505
                                                                ----------
            SERVICES -- 12.5%
     620    Alliance Data Systems Corp.(a)....................      21,547
     428    ARAMARK Corp. Class B.............................      12,249
   2,043    BISYS Group, Inc.(a)..............................      29,622
     263    Career Education Corp. (with rights)(a)...........      16,826
     486    CheckFree Corp.(a)................................      14,590
     657    Corinthian Colleges, Inc.(a)......................      20,130
     217    Dow Jones & Co., Inc. ............................      10,002
   1,032    Education Management Corp.(a).....................      36,588
   1,022    Exel plc(e).......................................      12,814
     235    Express Scripts, Inc. (with rights)(a)............      18,190
     196    Fluor Corp. ......................................       7,491
     392    GTECH Holdings Corp. .............................      23,868
     767    Lamar Advertising Co.(a)H.........................      31,489
     400    Manpower, Inc. ...................................      18,763
     447    Moody's Corp. ....................................      28,817
     124    Scripps (E.W.) Co. Class A........................      13,071
                                                                ----------
                                                                   316,057
                                                                ----------
            TECHNOLOGY -- 15.7%
     593    Altera Corp.(a)...................................      11,860
     974    Amdocs Ltd.(a)....................................      25,862
   1,011    American Power Conversion Corp. ..................      18,865

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE(C)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     590    Analog Devices, Inc. (with rights)................  $   25,121
   1,425    ASML Holding N.V.(a)..............................      22,166
   1,906    BEA Systems, Inc.(a)..............................      21,752
   1,292    Citizens Communications Co. (with rights)(a)......      16,845
     422    International Rectifier Corp.(a)..................      16,736
     273    Intersil Corp. Class A (with rights)(a)...........       5,382
     992    Intuit, Inc. (with rights)(a).....................      42,118
     470    KLA-Tencor Corp.(a)...............................      19,572
     115    Mercury Interactive Corp. (with rights)(a)........       4,898
     118    Network Appliance, Inc.(a)........................       2,194
   1,032    Nextel Communications, Inc. Class A(a)............      24,633
     847    Red Hat, Inc.(a)H.................................      19,240
     948    Rockwell Collins, Inc. ...........................      30,570
   4,066    Solectron Corp. (with rights)(a)..................      19,922
     764    Symantec Corp.(a).................................      34,418
   2,190    VeriSign, Inc. (with rights)(a)...................      35,331
                                                                ----------
                                                                   397,485
                                                                ----------
            TRANSPORTATION -- 0.7%
   1,671    AMR Corp.(a)H.....................................      18,970
                                                                ----------
            UTILITIES -- 2.8%
     814    Cinergy Corp. (with rights).......................      30,883
     688    Energy East Corp. ................................      16,210
     744    Wisconsin Energy Corp. ...........................      23,349
                                                                ----------
                                                                    70,442
                                                                ----------
            Total common stock
              (cost $2,115,865)...............................  $2,509,076
                                                                ----------
SHORT-TERM INVESTMENTS -- 4.7%
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 3.2%
  81,716    Boston Global Investment Trust....................  $   81,716
                                                                ----------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE(C)
---------                                                       ----------
            FINANCE -- 1.5%
 $ 4,046    BNP Paribas Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f).....................  $    4,046
  13,488    Deutsche Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f).....................      13,488
  18,949    UBS Warburg Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f).....................      18,949
                                                                ----------
                                                                    36,483
                                                                ----------
            Total short-term investments
              (cost $118,199).................................  $  118,199
                                                                ----------
            Total investments in securities
              (cost $2,234,064)(b)............................  $2,627,275
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 (a) Presently non-income producing.

 (b) At April 30, 2004, the cost of securities for federal income tax purposes is $2,245,821 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $455,006
      Unrealized depreciation........................   (73,552)
                                                       --------
      Net unrealized appreciation....................  $381,454
                                                       ========

 (c) See Note 2b of accompanying Notes of Financial Statements regarding valuation of securities.

 (d) Market value of investments in foreign securities represents 4.30% of total net assets as of April 30, 2004.

 (e) Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of April 30, 2004, was $36,649, which represents 1.45% of total net assets.

 H   Security is fully or partially on loan as of April 30, 2004. See
     Note 2d of accompanying Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MIDCAP VALUE FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 97.8%
            BASIC MATERIALS -- 12.2%
    199     Cooper Tire & Rubber Co. .........................  $  4,246
    210     Engelhard Corp. (with rights).....................     6,104
     44     Grupo IMSA S.A. de C.V. ADR.......................       795
    603     IMC Global, Inc. (with rights)....................     7,576
    109     Inco Ltd.(a)......................................     3,122
    123     Michelin (C.G.D.E.) Class B(e)H...................     5,720
    351     Pactiv Corp.(a)...................................     8,046
     88     Peabody Energy Corp. .............................     4,141
    329     Smurfit-Stone Container Corp. (with rights)(a)....     5,662
                                                                --------
                                                                  45,412
                                                                --------
            CAPITAL GOODS -- 9.8%
    579     Axcelis Technologies, Inc.(a).....................     6,084
    764     Bombardier, Inc. Class B..........................     3,354
     69     FMC Technologies, Inc.(a).........................     1,869
    141     IHC Caland N.V.(e)................................     6,602
     96     Pall Corp. (with rights)..........................     2,271
     35     SPX Corp.(a)......................................     1,530
    207     Teradyne, Inc. (with rights)(a)...................     4,213
    197     Yankee Candle Co., Inc.(a)                             5,327
    138     York International Corp. .........................     5,418
                                                                --------
                                                                  36,668
                                                                --------
            CONSUMER CYCLICAL -- 13.3%
     62     BorgWarner, Inc. .................................     5,056
    145     CBRL Group, Inc.(a)...............................     5,445
    352     Foot Locker, Inc. ................................     8,443
     48     Hughes Supply, Inc. (with rights).................     2,660
     27     M.D.C. Holdings, Inc. ............................     1,675
    279     Office Depot, Inc. (with rights)(a)...............     4,880
  1,717     Rinker Group Ltd.(e)..............................     8,786
    140     Ross Stores, Inc..................................     4,264
     24     Toll Brothers, Inc.(a)............................       950
    117     United Stationers, Inc.(a)........................     4,438
     65     V.F. Corp. (with rights)..........................     3,019
                                                                --------
                                                                  49,616
                                                                --------
            CONSUMER STAPLES -- 4.6%
    208     Bunge Ltd. .......................................     7,707
     58     Constellation Brands, Inc. Class A(a).............     1,915
    138     Dean Foods Co.(a).................................     4,617
    106     Smithfield Foods, Inc. (with rights)(a)...........     2,806
                                                                --------
                                                                  17,045
                                                                --------
            ENERGY -- 5.3%
    134     Cal Dive International, Inc.(a)...................     3,623
     85     EOG Resources, Inc. (with rights).................     4,201
     37     Talisman Energy, Inc. ............................     2,124
    125     UGI Corp. ........................................     3,950
     83     Unocal Corp. (with rights)........................     3,002
    114     XTO Energy, Inc. (with rights)....................     3,054
                                                                --------
                                                                  19,954
                                                                --------
            FINANCE AND INSURANCE -- 22.7%
    139     Ambac Financial Group, Inc. ......................     9,605
    182     Apollo Investment Corp.(a)H.......................     2,502

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            FINANCE AND INSURANCE -- (CONTINUED)
    205     CIT Group, Inc. ..................................  $  7,039
     47     City National Corp. ..............................     2,916
     71     Comerica, Inc. (with rights)......................     3,681
    184     Converium Holding AG ADRH.........................     4,789
    130     Endurance Specialty Holdings Ltd. ................     4,356
     21     Gallagher (Arthur J.) & Co. ......................       661
    284     Hibernia Corp. Class A............................     6,184
     34     Oxford Health Plans, Inc. ........................     1,851
     59     Platinum Underwriters Holdings Ltd. ..............     1,874
     66     ProLogis Trust (REIT).............................     1,953
    112     Radian Group, Inc. ...............................     5,200
    221     Reinsurance Group of America, Inc. ...............     8,574
    118     RenaissanceRe Holdings Ltd. ADR...................     6,223
    124     Rent-A-Center, Inc.(a)............................     3,621
     51     Union Planters Corp. .............................     1,423
    129     UnionBanCal Corp. ................................     6,882
    190     United Rentals, Inc. (with rights)(a).............     3,270
     46     Webster Financial Corp. ..........................     2,014
                                                                --------
                                                                  84,618
                                                                --------
            HEALTH CARE -- 2.9%
     68     AmerisourceBergen Corp. (with rights).............     3,960
    238     Biovail Corp.(a)..................................     4,522
     97     Health Net, Inc. (with rights)(a).................     2,460
                                                                --------
                                                                  10,942
                                                                --------
            SERVICES -- 7.1%
    427     Bally Total Fitness Holding Corp.(a)H.............     1,759
    426     BearingPoint, Inc. (with rights)(a)...............     4,265
     86     Penn National Gaming, Inc. (with rights)(a)H......     2,527
    264     Republic Services, Inc. ..........................     7,614
    237     Unisys Corp.(a)...................................     3,092
    971     UnitedGlobalCom, Inc. Class A(a)..................     7,262
                                                                --------
                                                                  26,519
                                                                --------
            TECHNOLOGY -- 10.4%
    167     AMETEK, Inc. .....................................     4,428
    257     Arrow Electronics, Inc.(a)........................     6,505
     97     DENTSPLY International, Inc. .....................     4,696
    373     Fairchild Semiconductor International, Inc.(a)....     7,260
    425     Graftech International Ltd. (with rights)(a)......     3,771
    148     Lam Research Corp.(a).............................     3,274
    174     Seagate Technology(a).............................     2,172
    390     Vishay Intertechnology, Inc.(a)...................     6,791
                                                                --------
                                                                  38,897
                                                                --------
            TRANSPORTATION -- 5.2%
    162     CNF, Inc. ........................................     5,908
     41     Continental Airlines, Inc. Class B (with
              rights)(a)H.....................................       437
    126     CSX Corp. (with rights)...........................     3,882
    113     ExpressJet Holdings, Inc.(a)......................     1,431
    149     United Defense Industries, Inc.(a)................     5,152
     78     USF Corp. ........................................     2,594
                                                                --------
                                                                  19,404
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 97.8% -- (CONTINUED)
            UTILITIES -- 4.3%
     49     Cinergy Corp. (with rights).......................  $  1,863
    160     PPL Corp. ........................................     6,860
    209     TXU Corp. (with rights)...........................     7,139
                                                                --------
                                                                  15,862
                                                                --------
            Total common stock
              (cost $329,033).................................  $364,937
                                                                --------
SHORT-TERM INVESTMENTS -- 5.6%
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 3.3%
 12,296     Boston Global Investment Trust....................  $ 12,296
                                                                --------
PRINCIPAL
AMOUNT
---------
            FINANCE -- 2.3%
 $  956     BNP Paribas Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f).....................       956
  3,187     Deutsche Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f).....................     3,187
  4,477     UBS Warburg Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f).....................     4,477
                                                                --------
                                                                   8,620
                                                                --------
            Total short-term investments
              (cost $20,916)..................................  $ 20,916
                                                                --------
            Total investments in securities
              (cost $349,949)(b)..............................  $385,853
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 (a) Presently non-income producing.

 (b) At April 30, 2004, the cost of securities for federal income tax purposes is $350,368 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $ 46,405
      Unrealized depreciation........................   (10,920)
                                                       --------
      Net unrealized appreciation....................  $ 35,485
                                                       ========

 (c) See Note 2b of accompanying Notes of Financial Statements regarding valuation of securities.

 (d) Market value of investments in foreign securities represents 10.67% of total net assets as of April 30, 2004.

 (e) Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of April 30, 2004, was $21,108, which represents 5.66% of total net assets.

 H   Security is fully or partially on loan as of April 30, 2004. See
     Note 2d of accompanying Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MONEY MARKET FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                         STANDARD
PRINCIPAL                                                               AND POOR'S    MARKET
 AMOUNT                                                         YIELD     RATING     VALUE(A)
---------                                                       -----   ----------   --------
            CAPITAL GOODS -- 0.9%
 $ 2,560    United Technologies Corp.
              11/15/2004......................................  1.18%   A1           $  2,634
                                                                                     --------
            CONSUMER CYCLICAL -- 1.8%
   5,005    Grand Metro Investment Corp.
              09/15/2004......................................  1.14%   A1              5,116
                                                                                     --------
            CONSUMER STAPLES -- 15.0%
   7,000    Archer-Daniels-Midland Corp.
              07/20/2004(d)...................................  1.07%   A1              6,985
   2,000    Cargill Inc.
              06/10/2004......................................  1.06%   A1              1,999
   6,000    Cargill Incorp.
              07/14/2004......................................  1.11%   A1              5,986
   8,000    Northern Rock plc
              01/13/2005(c)(d)................................  1.11%   A1              8,000
   7,300    Old Line Funding Corp.
              06/01/2004(d)...................................  1.06%   A1              7,294
   7,300    Preferred Receivables Funding Corp.
              05/04/2004......................................  1.06%   A1              7,300
   6,000    Sara Lee Corp.
              05/13/2004......................................  1.07%   A1              5,999
                                                                                     --------
            Total consumer staples............................                       $ 43,563
                                                                                     --------
            FINANCE -- 77.3%
   4,000    Alliance & Leicester
              07/15/2004......................................  1.11%   A1              3,991
   1,500    American Express Credit Corp.
              12/16/2004(c)...................................  1.22%   A1              1,502
   7,000    American Express Credit Corp.
              12/27/2004(c)...................................  1.22%   A1              7,008
   7,500    American General Finance Corp.
              08/06/2004(c)...................................  1.30%   A1              7,504
   6,500    American Honda Finance Corp.
              10/22/2004(c)(d)................................  1.12%   A1              6,500
   1,500    Bear Stearns Co., Inc.
              06/01/2004(c)...................................  1.37%   A1              1,500
   6,500    Bear Stearns Co., Inc. Ser B
              09/21/2004(c)...................................  1.50%   A1              6,511
   8,500    Bradford & Bingley Plc
              01/07/2005(c)(d)................................  1.12%   A1              8,500
   7,500    Britannia Building Society
              08/11/2004......................................  1.13%   A1              7,476
   7,000    Caterpillar Financial Services Corp.
              08/02/2004(c)...................................  1.29%   A1              7,004

                                                                         STANDARD
PRINCIPAL                                                               AND POOR'S    MARKET
 AMOUNT                                                         YIELD     RATING     VALUE(A)
---------                                                       -----   ----------   --------
            FINANCE -- (CONTINUED)
 $ 2,500    Corporate Asset Funding Co.
              06/08/2004......................................  1.05%   A1           $  2,498
   5,500    Corporate Asset Funding Co., Inc.
              05/26/2004......................................  1.05%   A1              5,496
   3,300    Diageo Capital plc
              06/24/2004......................................  1.21%   A1              3,326
   4,300    FHLB
              04/01/2005......................................  1.40%   A1              4,300
   4,400    FHLB
              05/04/2005......................................  1.55%   A1              4,400
   6,000    General Electric Capital Corp.
              09/15/2004......................................  1.23%   A1              6,125
   8,750    Goldman Sachs Group, Inc.
              10/25/2004(c)...................................  1.10%   A1              8,750
   7,000    HBOS Treasury Services plc
              08/19/2004                                        1.11%     A1            6,976
   7,300    HSBC USA, Inc.
              09/13/2004......................................  1.23%   A1              7,267
   7,300    J.P. Morgan Chase & Co.
              02/24/2005(c)...................................  1.37%   A1              7,319
   3,900    Lehman Brothers Holdings, Inc.
              01/15/2005......................................  1.27%   A1              4,076
   3,500    Lehman Brothers, Inc. Ser A
              05/16/2005(c)...................................  1.07%   A1              3,500
   3,500    Merrill Lynch & Co., Inc.
              08/09/2004(c)...................................  1.33%   A1              3,502
   3,000    Merrill Lynch & Co., Inc.
              06/11/2004(c)...................................  1.36%   A1              3,001
   8,000    Morgan Stanley Dean Witter & Co.
              05/18/2004......................................  1.05%   A1              7,996
   5,000    Nationwide Building Society
              05/10/2004......................................  1.06%   A1              4,998
   5,000    Nationwide Building Society
              07/23/2004(c)(d)................................  1.14%   A1              5,000
   7,250    Nordea North America, Inc.
              05/28/2004......................................  1.06%   A1              7,244
   7,200    Quebec (Province of) Canada
              01/11/2005......................................  1.38%   A1              7,131
   8,000    Salomon Smith Barney Holdings, Inc.
              06/17/2004(c)...................................  1.23%   A1+             8,002
   5,000    Sheffield Receivables Corp.
              05/10/2004......................................  1.05%   A1              4,997

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                         STANDARD
PRINCIPAL                                                               AND POOR'S    MARKET
 AMOUNT                                                         YIELD     RATING     VALUE(A)
---------                                                       -----   ----------   --------
            FINANCE -- (CONTINUED)
 $ 3,500    Sheffield Receivables Corp.
              05/24/2004......................................  1.05%   A1           $  3,498
   7,100    Stadwhypotek Delaware
              06/08/2004......................................  1.06%   A1              7,092
   7,500    State Street Bank & Trust Com.
              05/26/2004......................................  1.03%   A1              7,500
   8,000    Toronto-Dominion Holdings (USA), Inc.
              05/12/2004......................................  1.05%   A1              7,997
3,000...    Toyota Motor Credit Corp.
              12/23/2004(c)...................................  1.04%   A1              3,000
6,329...    UBS Finance(Delaware)
              05/03/2004......................................  1.03%   A1              6,328
7,500...    US Bank N.A.
              03/30/2005(c)...................................  1.00%   A1+             7,498
2,000...    Washington Mutual Bank N.A.
              07/29/2004(c)...................................  1.11%   A1              2,000
6,000...    Washington Mutual Bank N.A.
              03/15/2005(c)...................................  1.09%   A1              5,999
                                                                                     --------
            Total Finance.....................................                       $224,312
                                                                                     --------
            HEALTH CARE -- 3.0%
   8,750    Abbott Laboratories
              07/01/2004......................................  1.10%   A1              8,809
                                                                                     --------

                                                                         STANDARD
PRINCIPAL                                                               AND POOR'S    MARKET
 AMOUNT                                                         YIELD     RATING     VALUE(A)
---------                                                       -----   ----------   --------
            TECHNOLOGY -- 3.0%
8$,750...   International Business Machines, Inc.
              09/27/2004(c)...................................  1.23%   A1           $  8,756
                                                                                     --------
            Total investments in securities
              (cost $293,190)(b)..............................                       $293,190
                                                                                     ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 (a) See Note 2b of accompanying Notes of Financial Statements regarding valuation of securities.

 (b) Also represents cost for federal income tax purposes.

 (c) Variable Rate Securities; the yield reported is the rate in effect as of April 30, 2004.

 (d) Securities exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to 42,279, which represents 14.56% of total net assets of the fund as of April 30, 2004.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD SHORT DURATION FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
ASSET BACKED AND COMMERCIAL -- 8.6%
            MORTGAGE SECURITIES
            FINANCE -- 8.6%
 $  100     AmeriCredit Automobile Receivables Trust,
              5.81%, Ser 2001-1 Class B
              05/06/2006......................................  AA           $   101
    232     AQ Finance CEB Trust,
              6.10%, Ser 2003-CE1A 08/25/2033(d)(f)...........  BBB              229
    280     Asset Backed Funding Corp. NIM Trust,
              4.55%, Ser 2004-OPT1 Class N1
              12/26/2033(d)(f)................................  BBB              280
    320     Bank One Issuance Trust,
              4.54%, Ser 2003-C1 Class C1 09/15/2010..........  BBB              325
    750     Citibank Credit Card Issuance Trust,
              7.45%, Ser 2000-Class l C1 09/15/2007...........  BBB              801
  3,924     Commercial Mortgage Passthrough Certificates,
              1.28%, Ser LB2A Class X2 03/10/2039(e)(f).......  AAA              193
    200     CS First Boston Mortgage Securities Corp.,
              2.50%, Ser 2002-TFLA Class D 11/18/2012(d)(f)...  A                201
    300     DLJ Mortgage Acceptance Corp.,
              7.50%, Ser 1995-CF2 Class B1 12/17/2027(f)......  AAA              300
    150     Ford Credit Auto Owner Trust,
              4.29%, Ser 2003-A Class C 11/15/2007............  BBB              151
 10,248     GE Capital Commercial Mortgage Corp.,
              0.70%, Ser 2004-C2 Class A2 01/10/2011(e)(f)....  AAA              339
    500     Green Tree Financial Corp.,
              6.27%, Ser 1998-6 Class A6 06/01/2030...........  A                516
     38     Green Tree Financial Corp.,
              7.30%, Ser 1995-9 Class A6 01/15/2026...........  AAA               40
    300     Home Equity Asset Trust,
              5.25%, Ser 2003-7 Class NIM23 04/27/2034(f).....  BBB+             300
  6,510     J.P. Morgan Chase Commercial Mortgage Securities
              Co.,
              1.20%, Ser 2004-C1 Class X2 01/15/2038(f).......  AAA              333
    378     J.P. Morgan Chase Commercial Mortgage Securities,
              2.92%, Ser 2003-CB7 Class A1 01/12/2038.........  AAA              376

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
            MORTGAGE SECURITIES FINANCE -- (CONTINUED)
 $2,762     LB-UBS Commercial Mortgage Trust PAC I/O,
              3.69%, 12/15/2036(e)(f).........................  AAA          $   159
     80     LB-UBS Commercial Mortgage Trust,
              3.17%, 12/15/2026...............................  AAA               80
     40     Merrill Lynch Mortgage Investors, Inc.,
              2.10%, Ser 2000-FF1 Class M2 03/01/2031(d)......  A                 40
    375     Morgan Stanley Capital I,
              2.80%, Ser 2003-IQ6 Class A1 12/15/2041.........  AAA              373
     67     Morgan Stanley Dean Witter Capital I,
              4.09%, Ser 2002-IQ2 Class A1 12/15/2035.........  AAA               68
     79     Morgan Stanley Dean Witter Capital I,
              4.59%, Ser 2002-HQ Class A1 04/15/2034..........  AAA               81
    461     Morgan Stanley Dean Witter Capital I,
              5.38%, Ser 2002-TOP7 Class A1 01/15/2039........  Aaa*             484
    245     Navistar Financial Corp. Owner Trust,
              3.08%, Ser 2003-A Class B 11/15/2009............  A                244
    150     Soundview Home Equity Loan Trust, Inc.,
              8.64%, Ser 2000-1 Class M1 05/25/2030...........  AA               158
  6,844     Wachovia Bank Commercial Mortgage Trust I/O,
              1.03%, Ser 2004-C10 Class XP 02/15/2041(e)(f)...  AAA              335
    102     Wachovia Bank Commercial Mortgage Trust,
              4.54%, Ser 2002-C1 Class A1 04/15/2034..........  AAA              105
    265     WFS Financial Owner Trust,
              3.05%, Ser 2003-2 Class C 12/20/2010............  A                265
                                                                             -------
                                                                               6,877
                                                                             -------
            Total asset backed and commercial
              mortgage securities
              (cost $6,956)...................................                 6,877
                                                                             =======

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
CORPORATE BONDS: INVESTMENT GRADE -- 61.0%
            BASIC MATERIALS -- 4.9%
 $  350     Alcoa, Inc.,
              5.875%, 06/01/2006..............................  A-           $   372
    300     BOC Group, Inc.,
              7.45%, 06/15/2006(f)............................  A                321
    250     Carlisle Cos., Inc.,
              6.70%, 05/15/2008...............................  BBB              270
    200     Dow Chemical Co.,
              7.00%, 08/15/2005...............................  A-               212
    300     Falconbridge Ltd.,
              7.375%, 09/01/2005..............................  BBB-             318
    125     ICI North America,
              8.875%, 11/15/2006..............................  BBB              141
    100     International Flavors & Fragrances, Inc.,
              6.45%, 05/15/2006...............................  BBB+             107
    200     International Paper Co.,
              3.80%, 04/01/2008...............................  BBB              198
    120     Lafarge North America, Inc.,
              6.375%, 07/15/2005..............................  BBB              125
    100     Pactiv Corp.,
              8.00%, 04/15/2007...............................  BBB              111
     50     Phelps Dodge Corp.,
              6.375%, 11/01/2004..............................  BBB-              51
    380     Placer Dome, Inc.,
              7.125%, 06/15/2007..............................  BBB+             416
    370     Potash Corp. of Saskatchewan, Inc.,
              7.125%, 06/15/2007..............................  BBB+             407
    200     Temple-Inland, Inc.,
              7.25%, 09/15/2004...............................  BBB              203
    300     Westvaco Corp.,
              8.40%, 06/01/2007...............................  BBB              340
    300     Worthington Industries, Inc.,
              7.125%, 05/15/2006..............................  BBB              321
                                                                             -------
                                                                               3,913
                                                                             -------
            CAPITAL GOODS -- 2.1%
    360     Black & Decker Corp.,
              7.00%, 02/01/2006...............................  BBB              387
    450     Ingersoll-Rand Co.,
              6.25%, 05/15/2006...............................  BBB+             480
    350     McDonnell Douglas Corp.,
              6.875%, 11/01/2006..............................  A                380
    100     Rockwell International Corp.,
              6.625%, 06/01/2005..............................  A                104
    300     Textron, Inc.,
              6.625%, 11/15/2007..............................  A-               332
                                                                             -------
                                                                               1,683
                                                                             -------
            CONSUMER CYCLICAL -- 7.2%
    125     Albertson's, Inc.,
              6.55%, 08/01/2004...............................  BBB              126
    250     American Stores Co.,
              7.40%, 05/15/2005...............................  BBB              261

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
            CONSUMER CYCLICAL -- (CONTINUED)
 $  500     Centex Corp.,
              4.75%, 01/15/2008...............................  BBB          $   513
    100     DaimlerChrysler N.A. Holding Corp.,
              4.05%, 06/04/2008...............................  BBB               98
    500     DaimlerChrysler N.A. Holding Corp.,
              7.75%, 06/15/2005...............................  BBB              530
    300     Federated Department Stores, Inc.,
              6.625%, 09/01/2008..............................  BBB+             328
     75     Jones Apparel Group, Inc.,
              7.50%, 06/15/2004...............................  BBB               75
    200     Jones Apparel Group, Inc.,
              7.875%, 06/15/2006..............................  BBB              220
    300     Kroger Co.,
              7.80%, 08/15/2007...............................  BBB              338
    150     Kroger Co.,
              8.15%, 07/15/2006...............................  BBB              166
    470     Masco Corp.,
              6.75%, 03/15/2006...............................  BBB+             504
    250     May Department Stores Co.,
              5.95%, 11/01/2008...............................  BBB+             266
    200     May Department Stores Co.,
              6.875%, 11/01/2005..............................  BBB+             212
    240     Mohawk Industries, Inc.,
              6.50%, 04/15/2007...............................  BBB              259
    150     Newell Rubbermaid, Inc.,
              6.00%, 03/15/2007...............................  BBB+             160
    250     Nine West Group, Inc.,
              8.375%, Ser B 08/15/2005........................  BBB              265
    300     PHH Corp.,
              6.00%, 03/01/2008...............................  BBB+             321
    300     Philips Electronics N.V.,
              8.375%, 09/15/2006..............................  BBB+             332
    320     Pulte Homes, Inc.,
              7.30%, 10/24/2005...............................  BBB-             342
    350     Rubbermaid Inc.,
              6.60%, 11/15/2006...............................  BBB+             379
    100     Safeway, Inc.,
              3.80%, 08/15/2005...............................  BBB              102
                                                                             -------
                                                                               5,797
                                                                             -------
            CONSUMER STAPLES -- 3.0%
    300     Cadbury Schweppes Finance plc,
              5.00%, 06/26/2007...............................  BBB              311
    350     ConAgra Foods, Inc.,
              7.50%, 09/15/2005...............................  BBB+             373
     90     ConAgra Foods, Inc.,
              9.875%, 11/15/2005..............................  BBB+              99
    300     Dial Corp.,
              7.00%, 08/15/2006...............................  BBB+             326
    400     General Mills, Inc.,
              2.625%, 10/24/2006..............................  BBB+             394
    350     Kellogg Co.,
              6.00%, Ser B 04/01/2006.........................  BBB              372

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD SHORT DURATION FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            CONSUMER STAPLES -- (CONTINUED)
 $  150     Ralcorp Holdings, Inc.,
              8.75%, 09/15/2004...............................  BBB+         $   154
    350     Weyerhaeuser Co.,
              5.50%, 03/15/2005...............................  BBB              361
                                                                             -------
                                                                               2,390
                                                                             -------
            ENERGY -- 4.2%
    200     Anadarko Petroleum Corp.,
              5.375%, 03/01/2007..............................  BBB+             211
    100     Baker Hughes, Inc.,
              8.00%, 05/15/2004...............................  A-               100
     50     Consolidated Natural Gas Co.,
              5.375%, Ser B 11/01/2006........................  BBB+              53
    150     Global Marine, Inc.,
              7.125%, 09/01/2007..............................  A--              165
    350     Louis Dreyfus Natural Gas Corp.,
              6.875%, 12/01/2007..............................  BBB+             379
    150     Ocean Energy, Inc.,
              7.625%, Ser B 07/01/2005........................  BBB              159
    400     Petroleos Mexicanos,
              8.85%, 09/15/2007...............................  BBB-             452
    350     Repsol International Finance B.V.,
              7.45%, 07/15/2005...............................  BBB+             372
    300     Transocean, Inc.,
              6.75%, 04/15/2005...............................  A-               312
     50     Ultramar Diamond Shamrock Corp.,
              8.00%, 03/15/2005...............................  BBB               53
    300     Union Oil Co. of California,
              9.125%, 02/15/2006..............................  BBB+             334
    300     Union Pacific Resources Group, Inc.,
              6.50%, 05/15/2005...............................  BBB+             313
    451     Valero Energy Corp.,
              6.125%, 04/15/2007..............................  BBB              485
                                                                             -------
                                                                               3,388
                                                                             -------
            FINANCE -- 17.3%
    450     ACE INA Holdings, Inc.,
              8.30%, 08/15/2006...............................  BBB+             500
    451     Aetna, Inc.,
              7.375%, 03/01/2006..............................  BBB              489
    130     American General Finance Corp., 5.875%,
              12/15/2005......................................  A+               138
    100     American General Finance Corp.,
              5.91%, 06/12/2006...............................  A+               107
    230     Aon Corp.,
              8.65%, 05/15/2005...............................  A-               243
    400     Avalon Properties, Inc.,
              6.875%, 12/15/2007..............................  BBB+             442
    100     AXA Financial, Inc.,
              9.00%, 12/15/2004...............................  A                104
    100     Banca Commerciale Italiana,
              8.25%, 07/15/2007...............................  BBB+             113

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
            FINANCE -- (CONTINUED)
 $  150     Banesto Finance Ltd.,
              7.50%, 03/25/2007...............................  A            $   165
    200     BankAmerica Corp.,
              6.75%, 09/15/2005...............................  A                212
    250     BankBoston Corp.,
              6.625%, 12/01/2005..............................  A                266
    389     Bankers Trust Corp.,
              7.125%, 03/15/2006..............................  A                421
    290     BBV International Finance,
              6.875%, 07/01/2005..............................  A+               305
    100     Bear Stearns & Co., Inc.,
              7.625%, 02/01/2005..............................  A                104
    100     Capital One Bank,
              6.875%, 02/01/2006..............................  BBB-             107
    400     Capital One Master Trust,
              7.90%, Ser 2000-3 Class C 10/15/2010(f).........  BBB              446
    193     Chase Commercial Mortgage Securities Corp.,
              6.90%, Ser 1996-2 Class A2 11/19/2028...........  AAA              206
    300     Chase Funding Mortgage Loan Asset-Backed,
              2.34%, CMO Class IA3 04/25/2024.................  AAA              295
     50     CIGNA Corp.,
              8.25%, 01/01/2007...............................  BBB               55
    150     CIT Group, Inc.,
              7.625%, 08/16/2005..............................  A                160
    250     Countrywide Funding Corp.,
              6.875%, 09/15/2005..............................  A                265
    250     Credit Suisse First Boston USA, Inc.,
              5.875%, 08/01/2006..............................  A+               266
    220     Credit Suisse First Boston USA, Inc.,
              6.50%, 05/01/2008(f)............................  A                239
    300     Equifax, Inc.,
              4.95%, 11/01/2007...............................  A-               314
    200     Equitable Life Assurance Society,
              6.95%, 12/01/2005(f)............................  A                214
    100     ERAC USA Finance Co.,
              6.625%, 02/15/2005(f)...........................  BBB+             103
    225     ERAC USA Finance Co.,
              8.25%, 05/01/2005(f)............................  BBB+             237
    200     Evans Withycombe Residential, Inc.,
              7.625%, 04/15/2007..............................  BBB+             223
    700     Ford Motor Credit Co.,
              6.875%, 02/01/2006..............................  BBB-             741
    100     Gables Realty L.P.,
              6.80%, 03/15/2005...............................  BBB              103
    100     General Motors Acceptance Corp.,
              4.50%, 07/15/2006...............................  BBB              102
    150     General Motors Acceptance Corp.,
              6.125%, 02/01/2007..............................  BBB              158

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            FINANCE -- (CONTINUED)
 $  600     General Motors Acceptance Corp.,
              7.50%, 07/15/2005...............................  BBB          $   633
    100     Goldman Sachs Group, Inc.,
              7.50%, 01/28/2005...............................  A+               104
    100     Household Finance Corp.,
              1.47%, 05/28/2004(d)............................  A                100
    150     Household Finance Corp.,
              5.75%, 01/30/2007...............................  A                160
    250     Household Finance Corp.,
              7.65%, 05/15/2007...............................  A                278
    200     International Lease Finance Corp.,
              2.95%, 05/23/2006...............................  AA-              200
    100     International Lease Finance Corp.,
              5.95%, 06/06/2005...............................  AA-              104
    150     J.P. Morgan Chase & Co.,
              5.625%, 08/15/2006..............................  A+               159
    200     J.P. Morgan Chase & Co.,
              7.25%, 06/01/2007...............................  A                223
    100     Key Bank N.A., Inc.,
              7.125%, 08/15/2006..............................  A-               110
    150     Lehman Brothers Holdings, Inc.,
              8.75%, 03/15/2005...............................  A                159
    120     Lincoln National Corp.,
              5.25%, 06/15/2007...............................  A-               128
    293     MBNA America Bank N.A.,
              6.50%, 06/20/2006...............................  BBB+             314
    148     MBNA America Bank N.A.,
              6.75%, 03/15/2008(f)............................  BBB              163
    300     Merrill Lynch & Co., Inc.,
              7.00%, 04/27/2008...............................  A+               335
    150     Merrill Lynch & Co., Inc.,
              8.00%, 06/01/2007...............................  A+               169
    300     Merry Land & Investment, Inc.,
              7.25%, 06/15/2005...............................  BBB+             316
    150     Morgan Stanley,
              7.75%, 06/15/2005...............................  A+               159
    307     Nationslink Funding Corp.,
              6.00%, Ser 1998-2 Class A1 08/20/2030...........  AAA              320
    250     PNC Funding Corp.,
              5.75%, 08/01/2006...............................  A-               265
    300     Prudential Insurance Co. of America,
              6.375%, 07/23/2006(f)...........................  A+               323
    179     Residential Asset Securities Corp.,
              7.51%, Ser 1999-KS3 Class AI7 10/25/2030........  AAA              188
    350     Simon Property Group L.P.,
              7.125%, 09/20/2007..............................  BBB              393
    235     St. Paul Companies, Inc.,
              7.875%, 04/15/2005..............................  BBB+             247

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
            FINANCE -- (CONTINUED)
 $  218     Vanderbilt Mortgage, Inc.,
              3.28%, Ser 2002-1 Class A1 01/07/2013...........  AAA          $   219
    300     Wellpoint Health Networks, Inc.,
              6.375%, 06/15/2006..............................  A-               322
                                                                             -------
                                                                              13,934
                                                                             -------
            HEALTH CARE -- 0.7%
    200     Boston Scientific Corp.,
              6.625%, 03/15/2005..............................  A-               208
    300     Quest Diagnostics, Inc.,
              6.75%, 7/12/2006................................  BBB              324
                                                                             -------
                                                                                 532
                                                                             -------
            SERVICES -- 7.0%
    100     ARAMARK Services, Inc.,
              6.75%, 08/01/2004...............................  BBB-             101
    370     ARAMARK Services, Inc.,
              8.15%, 05/01/2005...............................  BBB-             390
    550     Belo Corp.,
              7.125%, 06/01/2007..............................  BBB-             604
    389     Comcast Cable Communications, Inc.,
              6.375%, 01/30/2006..............................  BBB              412
    260     Computer Sciences Corp.,
              6.75%, 06/15/2006...............................  A                280
    150     Cox Enterprises, Inc.,
              4.375%, 05/01/2008(f)...........................  BBB              151
    100     Cox Enterprises, Inc.,
              8.00%, 02/15/2007(f)............................  BBB              112
    300     Fiserv, Inc.,
              3.00%, 06/27/2008...............................  BBB+             286
    450     Harrah's Operating Co., Inc.,
              7.125%, 06/01/2007..............................  BBB-             497
    355     Hyatt Equities LLC,
              6.875%, 06/15/2007(f)...........................  BBB              376
    250     Marriott International, Inc.,
              6.875%, Ser B 11/15/2005........................  BBB+             266
    200     Marriott International, Inc.,
              7.00%, 01/15/2008...............................  BBB+             223
    300     News America, Inc.,
              6.625%, 01/09/2008..............................  BBB-             327
    200     Scholastic Corp.,
              5.75%, 01/15/2007...............................  BBB-             212
    200     TCI Communications, Inc.,
              6.875%, 02/15/2006..............................  BBB              214
    395     USA Networks, Inc.,
              6.75%, 11/15/2005...............................  BBB-             415
    300     Walt Disney Co.,
              7.30%, 02/08/2005...............................  BBB+             312
    435     WMX Technologies, Inc.,
              7.00%, 10/15/2006...............................  BBB              473
                                                                             -------
                                                                               5,651
                                                                             -------

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD SHORT DURATION FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            TECHNOLOGY -- 8.5%
 $  300     AT&T Corp.,
              7.75%, 03/01/2007...............................  BBB          $   328
    100     AT&T Wireless Services, Inc.,
              6.875%, 04/18/2005..............................  BBB              105
    500     AT&T Wireless Services, Inc.,
              7.50%, 05/01/2007...............................  BBB              555
    550     British Telecommunications plc,
              7.875%, 12/15/2005..............................  A-               595
    450     Cingular Wireless LLC,
              5.625%, 12/15/2006..............................  A+               476
    290     Cox Communications, Inc.,
              7.75%, 08/15/2006...............................  BBB              320
    560     Deutsche Telekom International Finance B.V.,
              8.25%, 06/15/2005...............................  BBB+             596
    550     France Telecom S.A.,
              8.20%, 03/01/2006...............................  BBB+             598
    450     Hewlett-Packard Co.,
              5.75%, 12/15/2006...............................  A-               480
    275     Maytag Corp.,
              6.875%, 03/31/2006..............................  BBB              292
    500     Motorola, Inc.,
              6.75%, 02/01/2006...............................  BBB              531
    250     Puget Sound Energy, Inc.,
              3.36%, 06/01/2008...............................  BBB              239
    600     Sprint Capital Corp.,
              7.90%, 03/15/2005...............................  BBB-             630
    250     Time Warner Companies, Inc.,
              8.11%, 08/15/2006...............................  BBB+             276
    250     US Cellular Corp.,
              7.25%, 08/15/2007...............................  A-               253
    475     Verizon Wireless Capital LLC,
              5.375%, 12/15/2006..............................  A+               501
     75     Vodafone Group plc,
              7.625%, 02/15/2005..............................  A                 78
                                                                             -------
                                                                               6,853
                                                                             -------
            TRANSPORTATION -- 1.5%
    325     CSX Corp.,
              9.00%, 08/15/2006...............................  BBB              367
    280     Norfolk Southern Corp.,
              7.40%, 09/15/2006...............................  BBB              308
    350     TTX Co.,
              3.875%, 03/01/2008(f)...........................  A+               340
    200     Union Pacific Corp.,
              7.60%, 05/01/2005...............................  BBB              211
                                                                             -------
                                                                               1,226
                                                                             -------
            UTILITIES -- 4.6%
    340     Appalachian Power Co.,
              4.80%, Ser E 06/15/2005.........................  BBB              349
    145     Appalachian Power Co.,
              6.80%, 03/01/2006...............................  BBB              155
    204     Baltimore Gas & Electric Co., Inc.,
              6.625%, 03/15/2008..............................  A                225

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
            UTILITIES -- (CONTINUED)
 $  557     Commonwealth Edison Co.,
              6.40%, 10/15/2005...............................  BBB+         $   587
    325     Consumers Energy Co.,
              6.25%, 09/15/2006...............................  BBB-             347
    200     DTE Energy Co.,
              6.00%, 06/01/2004...............................  BBB              201
    250     FPL Group Capital, Inc.,
              3.25%, 04/11/2006...............................  A-               253
    250     Georgia Power Co.,
              6.20%, 02/01/2006...............................  A                266
    140     Niagara Mohawk Power Corp.,
              9.75%, 11/01/2005...............................  A+               155
    250     Northeast Utilities,
              3.30%, 06/01/2008...............................  BBB              240
    300     Southwestern Public Service Co.,
              5.125%, 11/01/2006..............................  BBB              314
    270     Texas Eastern Transmission L.P.,
              5.25%, 07/15/2007...............................  BBB              282
    300     TXU Electric Co.,
              6.25%, 10/01/2004...............................  BBB              306
                                                                             -------
                                                                               3,680
                                                                             -------
            Total corporate bonds:
              investment grade
              (cost $48,820)..................................               $49,047
                                                                             -------
U.S. GOVERNMENT SECURITIES -- 27.5%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 3.6%
 $  300     3.125% 2006.......................................               $   301
  1,000     5.50% 2029........................................                 1,037
    900     6.00% 2028........................................                   924
    198     6.00% 2032........................................                   203
    394     6.50% 2017........................................                   417
                                                                             -------
                                                                               2,882
                                                                             -------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.3%
    782     6.00% 2032 -- 2033................................                   801
    261     6.50% 2032........................................                   271
                                                                             -------
                                                                               1,072
                                                                             -------
            GOVERNMENT NATIONAL MORTGAGE -- 5.9%
  2,900     6.00% 2030 -- 2032................................                 3,060
  1,377     6.00% 2033........................................                 1,416
    234     7.00% 2032........................................                   248
                                                                             -------
                                                                               4,724
                                                                             -------
            OTHER DIRECT FEDERAL OBLIGATIONS -- 0.5%
            FEDERAL HOME LOAN BANK
    400     3.00% 2008........................................                   391
                                                                             -------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                                     MARKET
 AMOUNT                                                                      VALUE(B)
---------                                                                    --------
U.S. GOVERNMENT SECURITIES -- (CONTINUED)
            U.S. TREASURY SECURITIES -- 16.2%
 $6,990     3.375% 2007.......................................               $ 8,858
  3,285     3.875% 2009.......................................                 4,182
                                                                             -------
                                                                              13,040
                                                                             -------
            Total U.S. government securities
              (cost $22,324)..................................               $22,109
                                                                             -------
            Total long-term investments
              (cost $78,100)..................................               $78,033
                                                                             -------
SHORT-TERM INVESTMENTS -- 0.7%
            FINANCE -- 0.7%
 $  160     BNP Paribas Repurchase Agreement,
              0.91%, 05/03/2004 (Note 2f).....................               $   160
    191     Greenwich Repurchase Agreement,
              0.92%, 05/03/2004 (Note 2f).....................                   191
     46     State Street Repurchase Agreement,
              0.89%, 05/03/2004 (Note 2f).....................                    46
    192     UBS Warburg Repurchase Agreement,
              0.91%, 05/03/2004 (Note 2f).....................                   192
                                                                             -------
            Total short-term investments (cost $589)..........               $   589
                                                                             -------
            Total investments in securities (cost
              $78,689)(a).....................................               $78,622
                                                                             =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (a) At April 30, 2004, the cost of securities for federal income tax purposes is $78,689 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation..........................  $ 478
     Unrealized depreciation..........................   (545)
                                                        -----
     Net unrealized appreciation......................  $ (67)
                                                        =====

  (b) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  (c) Market value of investments in foreign securities represents 6.15% of total net assets as of April 30, 2004.

  (d) Variable rate securities; the yield reported is the rate in effect as of April 30, 2004.

  (e) The interest rate disclosed for interest only strips represents the effective yield at April 30, 2004, based upon the estimated timing and amount of future cash flows.

  (f) Securities exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,694, which represents
       7.08% of total net assets of the fund as of April 30, 2004.

  (g) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

    *  Moody's Rating

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD SMALL COMPANY FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 96.0%
            BASIC MATERIALS -- 3.7%
     245    Alkermes, Inc. (with rights)(a)...................  $  3,762
     104    Arch Coal, Inc. (with rights).....................     3,183
      51    Eagle Materials, Inc. (with rights)...............     3,377
      16    Select Comfort Corp.(a)...........................       393
                                                                --------
                                                                  10,715
                                                                --------
            CAPITAL GOODS -- 2.4%
     110    Moog, Inc. Class A(a).............................     3,627
     196    Scientific Games Corp. Class A(a).................     3,545
                                                                --------
                                                                   7,172
                                                                --------
            CONSUMER CYCLICAL -- 13.7%
     118    A.C. Moore Arts & Crafts, Inc.(a).................     3,202
     401    American Tower Corp. Class A(a)...................     4,993
     114    Dick's Sporting Goods, Inc.(a)....................     3,082
     116    Insight Enterprises, Inc.(a)......................     1,943
      40    Kenneth Cole Productions, Inc. Class A............     1,380
      73    K-Swiss, Inc. Class A.............................     1,418
     203    Lexar Media, Inc.(a)..............................     1,883
      77    Linens 'n Things, Inc.(a).........................     2,501
      46    M.D.C. Holdings, Inc. ............................     2,868
     139    Quicksilver, Inc.(a)..............................     3,007
      85    RARE Hospitality International, Inc.(a)...........     2,330
      99    Sharper Image Corp. (with rights)(a)H.............     3,015
     182    Sotheby's Holdings, Inc. Class A(a)...............     2,360
      54    Standard Pacific Corp. ...........................     2,744
      88    Washington Group International, Inc.(a)...........     3,195
                                                                --------
                                                                  39,921
                                                                --------
            CONSUMER STAPLES -- 0.9%
     118    Peet's Coffee & Tea, Inc.(a)......................     2,582
                                                                --------
            ENERGY -- 4.3%
      89    Cabot Oil & Gas Corp. ............................     3,174
     241    Key Energy Services, Inc. (with rights)(a)........     2,567
     123    Patina Oil & Gas Corp. (with rights)..............     3,426
     134    Whiting Petroleum Corp.(a)........................     3,395
                                                                --------
                                                                  12,562
                                                                --------
            FINANCE AND INSURANCE -- 10.2%
      61    Affiliated Managers Group, Inc.(a)H...............     2,964
      80    AMCORE Financial, Inc. ...........................     2,280
     171    American Equity Investment Life Holding Co. ......     1,923
      92    Arch Capital Group Ltd.(a)........................     3,696
     139    First Niagara Financial Group, Inc. ..............     1,750
     196    HealthExtras, Inc.(a).............................     2,497
      89    IndyMac Bancorp, Inc. ............................     2,849
     259    NMS Communications Corp. (with rights)(a).........     2,006
      93    Platinum Underwriters Holdings Ltd. ..............     2,971
      77    ProAssurance Corp.(a).............................     2,626
     288    U.S.I. Holdings Corp.(a)H.........................     4,360
                                                                --------
                                                                  29,922
                                                                --------
            HEALTH CARE -- 15.8%
      78    Abaxis, Inc.(a)...................................     1,388
     121    Abgenix, Inc. (with rights)(a)....................     1,976
      81    Accredo Health, Inc. (with rights)(a).............     3,123

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
     167    ARIAD Pharmaceuticals, Inc. (with rights)(a)......  $  1,901
     113    AtheroGenics, Inc. (with rights)(a)...............     2,664
     107    Covance, Inc.(a)..................................     3,617
     119    DJ Orthopedics, Inc.(a)...........................     2,738
     110    Genesis HealthCare Corp.(a).......................     2,580
      28    Kinetic Concepts, Inc.(a).........................     1,350
      31    KOSE Corp.(e).....................................     1,055
     127    Medicines Co.(a)..................................     4,149
      79    Merit Medical Systems, Inc.(a)....................     1,237
      27    Neurocrine Biosciences, Inc.(a)...................     1,759
      79    NPS Pharmaceuticals, Inc.(a)......................     1,981
     106    Oriflame Cosmetics S.A. SDR(a)....................     3,289
      74    Orthofix International N.V.(a)....................     3,329
      57    Respironics, Inc.(a)..............................     2,963
      99    Symbion, Inc.(a)..................................     1,610
      62    Telik, Inc.(a)....................................     1,446
      61    Zoll Medical Corp.(a).............................     1,847
                                                                --------
                                                                  46,002
                                                                --------
            SERVICES -- 16.7%
     205    Acxiom Corp. .....................................     4,746
     284    BISYS Group, Inc.(a)..............................     4,118
     147    Cumulus Media, Inc. Class A(a)....................     3,092
     304    DiamondCluster International, Inc.(a).............     3,118
     165    Embarcadero Technologies, Inc.(a).................     2,133
     181    Exelixis, Inc.(a).................................     1,648
     125    Gevity HR, Inc. ..................................     2,755
      87    LECG Corp.(a).....................................     1,645
     114    Lin TV Corp. Class A(a)...........................     2,557
     334    MPS Group, Inc.(a)................................     3,656
     150    Navigant Consulting, Inc.(a)......................     2,622
      52    SafeNet, Inc.(a)..................................     1,123
     483    Sapient Corp.(a)..................................     2,702
     498    Service Corp. International (with rights)(a)......     3,678
   1,088    Sirius Satellite Radio, Inc.(a)H..................     3,589
      43    University of Phoenix Online(a)...................     3,765
      49    Wynn Resorts Ltd.(a)H.............................     1,949
                                                                --------
                                                                  48,896
                                                                --------
            TECHNOLOGY -- 22.5%
     335    Aeroflex, Inc. (with rights)(a)...................     4,210
     209    Agile Software Corp. (with rights)(a).............     1,577
      55    Ask Jeeves, Inc.(a)...............................     1,965
      67    Cognex Corp. .....................................     2,120
     365    Crown Castle International Corp.(a)...............     5,085
     354    Dobson Communications Corp.(a)....................     1,269
     141    FuelCell Energy, Inc.(a)H.........................     2,323
     158    Genesis Microchip, Inc.(a)........................     2,367
     262    Graftech International Ltd. (with rights)(a)......     2,321
     195    Harmonic, Inc.(a).................................     1,289
     508    MEMC Electronic Materials, Inc.(a)................     4,048
     185    Network Associates, Inc.(a).......................     2,898
     629    ON Semiconductor Corp.(a).........................     3,039
     158    Overland Storage, Inc.(a).........................     2,248
     141    Pixelworks, Inc.(a)...............................     2,527
      63    Plantronics, Inc.(a)..............................     2,396
     126    Polycom, Inc. (with rights)(a)....................     2,396

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     189    Quantum Fuel Systems Technologies Worldwide,
              Inc.(a).........................................  $  1,151
     194    Red Hat, Inc.(a)..................................     4,415
      57    SBS Technologies, Inc.(a).........................       850
      92    Semtech Corp.(a)..................................     1,943
     166    SERENA Software, Inc.(a)..........................     2,950
     235    SkillSoft plc ADR(a)..............................     2,938
   1,221    Techtronic Industries Co. Ltd.(e).................     3,255
     224    TiVo, Inc.(a)H....................................     1,570
     323    Tumbleweed Communications Corp.(a)................     1,216
      49    Verint Systems, Inc.(a)...........................     1,311
                                                                --------
                                                                  65,677
                                                                --------
            TRANSPORTATION -- 5.7%
      55    Arkansas Best Corp. (with rights)(a)..............     1,439
     265    Fleetwood Enterprises, Inc. (with rights)(a)H.....     3,845
     115    Forward Air Corp.(a)..............................     3,831
     143    OMI Corp. (with rights)(a)........................     1,444
      93    Quality Distribution, Inc.(a).....................     1,181
     136    Sirva, Inc.(a)....................................     3,170
      50    Yellow Roadway Corp.(a)...........................     1,699
                                                                --------
                                                                  16,609
                                                                --------
            UTILITIES -- 0.1%
      68    ERG S.p.A.(e).....................................       384
                                                                --------
            Total common stock
              (cost $250,844).................................  $280,442
                                                                --------
SHORT-TERM INVESTMENTS -- 8.5%
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 5.0%
  14,643    Boston Global Investment Trust....................  $ 14,643
                                                                --------
PRINCIPAL                                                       MARKET
AMOUNT                                                          VALUE(C)
---------                                                       --------
            FINANCE -- 3.5%
  $1,139    BNP Paribas Joint Repurchase Agreement, 1.00%,
              05/03/2004 (Note 2f)............................  $  1,139
   3,799    Deutsche Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f).....................     3,799
   5,337    UBS Warburg Joint Repurchase Agreement, 1.00%,
              05/03/2004 (Note 2f)............................     5,337
                                                                --------
                                                                  10,275
                                                                --------
            Total Short-Term Investments
              (cost $24,918)..................................  $ 24,918
                                                                --------
            Total Investments in Securities
              (cost $275,762)(b)..............................  $305,360
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (a)  Presently non-income producing.

  (b) At April 30, 2004 the cost of securities for federal income tax purposes is $277,199 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

   Unrealized appreciation........................  $ 42,448
   Unrealized depreciation........................   (14,287)
                                                    --------
   Net unrealized appreciation....................  $ 28,161
                                                    ========

  (c) See Note 2b of accompanying Notes of Financial Statements regarding valuation of securities.

  (d) Market value of investments in foreign securities represents 4.88% of total net assets as of April 30, 2004.

    H Security is fully or partially on loan as of April 30, 2004. See Note 2d of accompanying Notes to Financial Statements.

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               AT APRIL 30, 2004

                                                                                                                     UNREALIZED
                                                                               CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                               MARKET VALUE          AMOUNT             DATE            (DEPRECIATION)
-----------                                               ------------         --------          --------          --------------
Japanese Yen (Buy)                                            $55                $55            05/06/2004               $@@
Japanese Yen (Buy)                                             37                 38            05/07/2004               (1)
Japanese Yen (Buy)                                             27                 27            05/10/2004               @@
                                                                                                                         --
                                                                                                                         $(1)
                                                                                                                         ==

@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SMALLCAP GROWTH FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 98.7%
            BASIC MATERIALS -- 4.1%
     23     Arch Chemicals, Inc. .............................  $    683
     23     Eagle Materials, Inc. (with rights)...............     1,478
     34     Glatfelter........................................       382
    114     Longview Fibre Co. (with rights)(a)...............     1,195
     43     Oregon Steel Mills, Inc. (with rights)(a).........       363
     67     Precision Castparts Corp. ........................     3,007
     17     Schweitzer-Mauduit International, Inc. ...........       536
     17     Select Comfort Corp.(a)...........................       400
     39     Wausau-Mosinee Paper Corp. (with rights)..........       550
                                                                --------
                                                                   8,594
                                                                --------
            CAPITAL GOODS -- 3.4%
     26     Albany International Corp. Class A................       778
     58     Callaway Golf Co. ................................       988
     95     Graco, Inc. (with rights).........................     2,673
     35     Moog, Inc. Class A(a).............................     1,153
     31     Photronics, Inc.(a)...............................       460
     26     York International Corp. .........................     1,027
                                                                --------
                                                                   7,079
                                                                --------
            CONSUMER CYCLICAL -- 12.0%
     77     Aeropostale, Inc.(a)..............................     1,682
     50     Bebe Stores, Inc.(a)..............................     1,607
     32     Big 5 Sporting Goods Corp.(a).....................       804
     30     Casey's General Stores, Inc. .....................       499
     35     CEC Entertainment, Inc.(a)........................     1,199
     39     Genesco, Inc.(a)..................................       857
     16     Guitar Center, Inc.(a)............................       660
     60     Hot Topic, Inc.(a)................................     1,328
    668     i2 Technologies, Inc. (with rights)(a)............       735
     27     Kenneth Cole Productions, Inc. Class A............       930
     31     Landry's Restaurants, Inc. .......................     1,021
     52     Navarre Corp.(a)..................................       465
    120     Pacific Sunwear of California, Inc.(a)............     2,568
    106     PETCO Animal Supplies, Inc.(a)....................     3,109
    112     PolyMedica Corp. .................................     3,110
     99     SCO Group, Inc.(a)H...............................       630
     49     Starcraft Corp.(a)H...............................       643
     73     Visteon Corp. ....................................       792
     76     Washington Group International, Inc.(a)...........     2,756
                                                                --------
                                                                  25,395
                                                                --------
            CONSUMER STAPLES -- 0.2%
     21     Sensient Technologies Corp. ......................       421
                                                                --------
            ENERGY -- 2.7%
     49     Cabot Oil & Gas Corp. ............................     1,735
    113     Chesapeake Energy Corp. (with rights).............     1,555
     17     Houston Exploration Co.(a)........................       774
     59     Patina Oil & Gas Corp. (with rights)..............     1,628
                                                                --------
                                                                   5,692
                                                                --------
            FINANCE AND INSURANCE -- 12.0%
     27     4Kids Entertainment, Inc.(a)......................       592
     54     Affiliated Managers Group, Inc.(a)H...............     2,644
     97     American Capital Strategies Ltd. .................     2,541

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            FINANCE AND INSURANCE -- (CONTINUED)
     28     American Home Mortgage Investment Corp. (REIT)....  $    653
     16     AMERIGROUP Corp.(a)...............................       660
     42     Arch Capital Group Ltd.(a)........................     1,676
     38     CharterMac........................................       735
     40     Euronet Worldwide, Inc.(a)........................       769
     18     First BanCorp. Puerto Rico........................       678
    120     IndyMac Bancorp, Inc. ............................     3,843
     29     Irwin Financial Corp. ............................       674
     21     LandAmerica Financial Group, Inc. ................       853
      3     Old Second Bancorp, Inc. .........................       172
     27     Peoples Bancorp, Inc. ............................       658
     30     Platinum Underwriters Holdings Ltd. ..............       966
     22     Provident Bankshares Corp. .......................       606
      9     PS Business Parks, Inc. (REIT)....................       330
     46     Reinsurance Group of America, Inc. ...............     1,774
    186     Scottish Re Group Ltd.H...........................     4,063
     14     State Financial Services Corp. Class A (with
              rights).........................................       404
                                                                --------
                                                                  25,291
                                                                --------
            HEALTH CARE -- 17.4%
    164     Abgenix, Inc. (with rights)(a)....................     2,673
     68     Advanced Medical Optics, Inc.(a)..................     2,132
     26     American Healthways, Inc.(a)H.....................       635
    223     Applera Corp. -- Celera Genomics Group(a).........     2,627
     31     Apria Healthcare Group, Inc.(a)...................       880
    110     ARIAD Pharmaceuticals, Inc. (with rights)(a)......     1,244
     25     Bradley Pharmaceuticals, Inc.(a)..................       666
    160     Ciphergen Biosystems, Inc.(a).....................     1,174
    148     CV Therapeutics, Inc. (with rights)(a)H...........     2,125
      5     Cytokinetics, Inc.(a).............................        81
     29     Diagnostic Products Corp. ........................     1,246
     83     Gene Logic, Inc.(a)...............................       351
     26     Genesis HealthCare Corp.(a).......................       617
    183     Incyte Corp.(a)...................................     1,449
     15     Invacare Corp. ...................................       585
     62     Kos Pharmaceuticals, Inc.(a)......................     2,552
     81     Kosan Biosciences, Inc. (with rights)(a)..........     1,119
     49     LifePoint Hospitals, Inc.(a)......................     1,763
     52     NPS Pharmaceuticals, Inc.(a)......................     1,305
     59     Nu Skin Enterprises, Inc. Class A.................     1,392
     81     Perrigo Co. ......................................     1,736
     51     Pharmacopeia, Inc. (with rights)(a)...............       909
     33     Province Healthcare Co.(a)........................       526
    113     Regeneron Pharmaceutical, Inc.(a).................     1,420
     39     Respironics, Inc.(a)..............................     2,039
     50     Seattle Genetics, Inc.(a).........................       418
     36     Symbion, Inc.(a)..................................       579
     59     Transkaryotic Therapies, Inc.(a)..................       859
     17     Ventana Medical Systems, Inc.(a)..................       822
     84     Vertex Pharmaceuticals, Inc.(a)...................       724
                                                                --------
                                                                  36,648
                                                                --------
            SERVICES -- 20.3%
     70     Acxiom Corp. .....................................     1,617
     47     ADVO, Inc. .......................................     1,480
     58     Anteon International Corp.(a).....................     1,803

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            SERVICES -- (CONTINUED)
     50     Aspect Communications Corp.(a)....................  $    590
     25     Avid Technology, Inc.(a)..........................     1,180
     38     Aztar Corp. (with rights)(a)......................       987
     31     Black Box Corp. ..................................     1,579
     26     CACI International, Inc. Class A (with
              rights)(a)......................................     1,165
     36     Cerner Corp.(a)...................................     1,554
     27     Coinstar, Inc.(a)H................................       459
     95     Cyberguard Corp.(a)...............................       817
    161     Dendrite International, Inc. (with rights)(a).....     2,761
    394     Digital Generation Systems, Inc.(a)H..............       516
     34     Digital Insight Corp.(a)..........................       654
     19     Digital River, Inc.(a)............................       492
     26     eFunds Corp.(a)...................................       418
    141     Embarcadero Technologies, Inc.(a).................     1,822
    153     Exelixis, Inc.(a).................................     1,394
    280     Gartner, Inc. Class A(a)..........................     3,340
     13     Global Imaging Systems, Inc.(a)...................       454
     41     Imergent, Inc.(a).................................       377
     27     Isle of Capri Casinos, Inc.(a)....................       565
     88     ITT Educational Services, Inc.(a).................     3,545
     14     Manhattan Associates, Inc.(a).....................       387
     31     MAXIMUS, Inc.(a)..................................     1,089
    158     McDATA Corp. Class A (with rights)(a).............       844
     20     MTS Systems Corp. ................................       476
     38     PDI, Inc.(a)......................................       971
    170     Per-Se Technologies, Inc.(a)......................     1,816
    146     Radiant Systems, Inc.(a)..........................       649
     17     Resources Connection, Inc.(a).....................       681
     43     SafeNet, Inc.(a)..................................       926
    419     UnitedGlobalCom, Inc. Class A(a)..................     3,133
     65     VitalWorks, Inc.(a)...............................       246
     78     Watson Wyatt & Co. Holdings, Inc.(a)..............     2,038
                                                                --------
                                                                  42,825
                                                                --------
            TECHNOLOGY -- 24.4%
    132     Activision, Inc.(a)...............................     1,994
     21     Aladdin Knowledge Systems.........................       419
     12     Ask Jeeves, Inc.(a)...............................       411
     16     Benchmark Electronics, Inc. (with rights)(a)......       419
    170     Checkpoint Systems, Inc.(a).......................     2,732
     36     Comtech Telecommunications Corp.(a)...............       589
     25     CSG Systems International, Inc.(a)................       420
     22     CTS Corp. ........................................       290
     43     Diodes, Inc.(a)...................................       927
     98     Electronics for Imaging, Inc.(a)..................     2,480
    102     ESS Technology, Inc.(a)...........................     1,091
    118     Evolving Systems, Inc.(a)H........................       473
     22     Exar Corp.(a).....................................       340
     31     Fairchild Semiconductor International, Inc.(a)....       602
     47     FLIR Systems, Inc.(a).............................     2,205
     27     FormFactor, Inc.(a)...............................       475
    143     General Communication, Inc. Class A(a)............     1,276
     21     Genesis Microchip, Inc.(a)........................       310

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            TECHNOLOGY -- (CONTINUED)
    110     Hutchinson Technology, Inc.(a)....................  $  2,715
     19     Hyperion Solutions Corp. (with rights)(a).........       729
     24     Intervoice, Inc.(a)...............................       302
     28     j2 Global Communications, Inc.(a)H................       655
     33     Komag, Inc.(a)....................................       418
     74     Kronos, Inc.(a)...................................     2,707
     57     Methode Electronics, Inc. (with rights)...........       647
     19     NDCHealth Corp. (with rights).....................       434
    122     NETGEAR, Inc.(a)H.................................     1,322
     56     New Frontier Media, Inc. (with rights)(a).........       357
     25     OmniVision Technologies, Inc.(a)..................       549
    257     ON Semiconductor Corp.(a).........................     1,239
    164     Pegasystems, Inc.(a)..............................     1,412
     28     Plantronics, Inc.(a)..............................     1,066
     68     Polycom, Inc. (with rights)(a)....................     1,305
    219     Primus Telecommunications Group, Inc. (with
              rights)(a)......................................     1,221
    334     PTEK Holdings, Inc.(a)............................     3,395
     62     SERENA Software, Inc.(a)..........................     1,102
     17     Silicon Laboratories, Inc.(a).....................       820
     16     Siliconix, Inc.(a)................................       600
     23     Sybase, Inc. (with rights)(a).....................       400
     23     SYNNEX Corp.(a)...................................       387
    123     TALK America Holdings, Inc.(a)H...................     1,100
     34     Tekelec(a)........................................       573
     55     Transaction Systems Architects, Inc.(a)...........     1,161
    285     Trizetto Group, Inc. (with rights)(a).............     1,932
     33     United Online, Inc. (with rights)(a)..............       548
     72     Varian Semiconductor Equipment Associates,
              Inc.(a).........................................     2,338
     99     WebEx Communications, Inc.(a).....................     2,228
     15     Websense, Inc.(a).................................       431
                                                                --------
                                                                  51,546
                                                                --------
            TRANSPORTATION -- 1.7%
     39     Arkansas Best Corp. (with rights)(a)..............     1,014
     81     USF Corp. ........................................     2,696
                                                                --------
                                                                   3,710
                                                                --------
            UTILITIES -- 0.5%
     20     Cleco Corp. (with rights).........................       359
     99     Sierra Pacific Resources(a)H......................       702
                                                                --------
                                                                   1,061
                                                                --------
            Total common stock
              (cost $194,771).................................  $208,262
                                                                --------

SHORT-TERM INVESTMENTS -- 7.0%
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 5.8%
   6,043    Evergreen Institutional Money Market Fund.........  $  6,043
   6,159    Evergreen Prime cash Management Money Market
              Fund............................................     6,159
                                                                --------
                                                                  12,202
                                                                --------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SMALLCAP GROWTH FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE(C)
 -------                                                        --------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            FINANCE -- 1.2%
  $2,142    UBS Warburg Joint Repurchase Agreement, 0.92%,
              05/03/2004 (Note 2f)............................  $  2,142
     350    US Treasury Bill, 0.92%, 07/08/2004...............       349
                                                                --------
                                                                   2,491
                                                                --------
            Total short-term investments
              (cost $14,693)..................................  $ 14,693
                                                                --------
            Total investments in securities
              (cost $209,464)(b)..............................  $222,955
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (a)  Presently non-income producing.

  (b) At April 30, 2004, the cost of securities for federal income tax purposes is $210,850 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

   Unrealized appreciation........................  $ 27,466
   Unrealized depreciation........................   (15,361)
                                                    --------
   Net unrealized appreciation....................  $ 12,105
                                                    ========

  (c) See Note 2b of accompanying Notes of Financial Statements regarding valuation of securities.
  (d) Market value of investments in foreign securities represents 0.20% of total net assets as of April 30, 2004.

    H Security is fully or partially on loan as of April 30, 2004. See Note 2d of accompanying Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD STOCK FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE(C)
---------                                                       ----------
COMMON STOCK -- 99.8%
            BASIC MATERIALS -- 6.5%
    389     3M Co. ...........................................  $   33,615
    645     Alcoa, Inc. ......................................      19,828
    305     Dow Chemical Co. .................................      12,117
    499     DuPont (E.I.) de Nemours & Co. ...................      21,419
    678     Gillette Co. (with rights)........................      27,731
                                                                ----------
                                                                   114,710
                                                                ----------
            CAPITAL GOODS -- 3.8%
    291     Illinois Tool Works, Inc. ........................      25,078
    170     Northrop Grumman Corp. (with rights)..............      16,873
    294     United Technologies Corp. ........................      25,361
                                                                ----------
                                                                    67,312
                                                                ----------
            CONSUMER CYCLICAL -- 6.8%
    359     Caterpillar, Inc. (with rights)...................      27,866
    478     Costco Wholesale Corp.(a).........................      17,905
  1,021     Gap, Inc. ........................................      22,481
    614     Home Depot, Inc. .................................      21,600
    306     Masco Corp. (with rights).........................       8,579
    285     NIKE, Inc. Class B................................      20,470
                                                                ----------
                                                                   118,901
                                                                ----------
            CONSUMER STAPLES -- 9.5%
349....     Anheuser-Busch Companies, Inc. (with rights)......      17,873
    724     Coca-Cola Co. ....................................      36,592
    319     Colgate-Palmolive Co. (with rights)...............      18,481
    448     General Mills, Inc. ..............................      21,820
    650     PepsiCo, Inc. ....................................      35,413
    340     Procter & Gamble Co. .............................      35,913
                                                                ----------
                                                                   166,092
                                                                ----------
            ENERGY -- 7.4%
    402     ChevronTexaco Corp. ..............................      36,816
  1,582     Exxon Mobil Corp. ................................      67,327
    431     Schlumberger Ltd. ................................      25,250
                                                                ----------
                                                                   129,393
                                                                ----------
            FINANCE AND INSURANCE -- 21.4%
    571     American Express Co. .............................      27,956
    772     American International Group, Inc. ...............      55,332
    790     Bank of America Corp. ............................      63,555
    689     Bank One Corp. ...................................      33,996
  1,553     Citigroup, Inc....................................      74,665
    266     Fannie Mae........................................      18,245
    253     HSBC Holdings plc ADR.............................      18,244
    568     Marsh & McLennan Companies, Inc. (with rights)....      25,599

                                                                  MARKET
 SHARES                                                          VALUE(C)
---------                                                       ----------
            FINANCE AND INSURANCE -- (CONTINUED)
    433     Morgan Stanley (with rights)......................  $   22,262
    439     St. Paul Travelers Companies, Inc. ...............      17,866
345....     State Street Corp. (with rights)..................      16,836
                                                                ----------
                                                                   374,556
                                                                ----------
            HEALTH CARE -- 12.5%
469....     Abbott Laboratories (with rights).................      20,628
437....     Amgen, Inc. (with rights)(a)......................      24,590
267....     Genzyme Corp.(a)..................................      11,644
542....     Lilly (Eli) & Co. (with rights)...................      40,027
599....     Medtronic, Inc. (with rights).....................      30,215
2,044..     Pfizer, Inc. (with rights)........................      73,076
520....     Wyeth (with rights)...............................      19,796
                                                                ----------
                                                                   219,976
                                                                ----------
            SERVICES -- 6.0%
733....     Accenture Ltd. Class A(a).........................      17,423
402....     Computer Sciences Corp.(a)........................      16,442
    312     FedEx Corp........................................      22,400
289....     Marriott International, Inc. Class A (with
              rights).........................................      13,624
562....     Viacom, Inc. Class B..............................      21,714
    468     Waste Management, Inc. ...........................      13,294
                                                                ----------
                                                                   104,897
                                                                ----------
            TECHNOLOGY -- 25.5%
659....     Applied Materials, Inc.(a)........................      12,021
    141     Broadcom Corp. Class A(a).........................       5,339
  1,692     Cisco Systems, Inc. (with rights)(a)..............      35,320
  1,006     EMC Corp.(a)......................................      11,230
    459     First Data Corp. .................................      20,821
  2,324     General Electric Co. .............................      69,598
  1,420     Hewlett-Packard Co. ..............................      27,966
  1,693     Intel Corp. ......................................      43,561
    377     International Business Machines Corp. ............      33,249
    454     Lockheed Martin Corp. ............................      21,646
  3,208     Microsoft Corp. ..................................      83,307
  1,120     Motorola, Inc. (with rights)......................      20,446
    614     Texas Instruments, Inc. (with rights).............      15,404
  2,865     Time Warner, Inc. (with rights)(a)................      48,194
                                                                ----------
                                                                   448,102
                                                                ----------
            TRANSPORTATION -- 0.4%
    242     CSX Corp. (with rights)...........................       7,438
                                                                ----------
            Total common stock
              (cost $1,697,830)...............................  $1,751,377
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD STOCK FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE(C)
---------                                                       ----------
SHORT-TERM INVESTMENTS -- 0.2%
            FINANCE -- 0.2%
 $  453     BNP Paribas Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f).....................  $      453
  1,508     Deutsche Joint Repurchase Agreement, 1.00%,
              05/03/2004 (Note 2f)............................       1,508
  2,119     UBS Warburg Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f).....................       2,119
                                                                ----------
            Total short-term investments
              (cost $4,080)...................................  $    4,080
                                                                ----------
            Total investments in securities
              (cost $1,701,910)(b)............................  $1,755,457
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
  (a)  Presently non-income producing
  (b) At April 30, 2004, the cost of securities for federal income tax purposes is $1,721,810 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

   Unrealized appreciation.......................  $ 141,911
   Unrealized depreciation.......................   (108,264)
                                                   ---------
   Net unrealized appreciation...................  $  33,647
                                                   =========

  (c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  (d) Market value of investments in foreign securities represents 1.04% of total net assets as of April 30, 2004.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TAX-FREE CALIFORNIA FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
MUNICIPAL BONDS -- 97.2%
            AIRPORT REVENUES -- 2.5%
  $400      San Francisco (City of), CA,
              5.00%, City & County Airport Commission
              International Airport Rev AMT Second Ser Issue
              15A 05/01/2028..................................  AAA          $   390
                                                                             -------
            GENERAL OBLIGATIONS -- 21.3%
   100      Azusa (City of), CA,
              5.75%, Special Tax Comm Fac Dist #1 Mountain
              Cove Ser-A 09/01/2021...........................  NR                96
    50      Beaumont (City of), CA,
              7.25%, Financing Auth Rev Ser A 09/01/2020......  NR                53
   250      California (State of),
              5.25%, General Obligation 02/01/2033............  BBB              245
   500      California Infrastructure &
              Econ Dev, 5.00%, Bay Area Toll Brdgs 1st Lien
              Ser A FSA Insured 07/01/2022....................  AAA              510
   400      Contra Costa (County of), CA,
              5.625%, Public Financing Auth Tax Alloc Rev
              Multiple Proj Areas Ser A 08/01/2033............  BBB              392
   200      Elk Grove (City of), CA,
              5.85%, Special Tax East Franklin Community #02-1
              08/01/2036......................................  NR               194
    60      Indio (City of), CA,
              6.35%, Public Improvement Act 1915 Special
              Assessment #2002-3 09/02/2027...................  NR                60
   365      Los Angeles (City of) CA,
              5.00%, Ser A 09/01/2015.........................  AAA              388
   300      Oceanside (City of) CA,
              5.70%, General Obligation 09/01/2025............  NR               291
   100      Perris (City of), CA,
              6.25%, Public Financing Auth Local Agency Rev
              Ser A 09/01/2033................................  NR                99
   250      Puerto Rico Commonwealth,
              5.00%, Ref-Ser A 07/01/2030(c)..................  A-               268
   250      San Jose Capital (city of), CA,
              5.25%, Redevelopment Agency, 08/01/2014(c)......  AAA              274
   425      Solano (County of), CA,
              5.25%, General Obligation MBIA Insured
              11/01/2021......................................  AAA              445
                                                                             -------
                                                                               3,315
                                                                             -------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
            HEALTH CARE/SERVICES -- 10.2%
  $200      Abag Finance Auth for Nonprofit Corps, California,
              5.375%, San Diego Hosp Assoc Ser C 03/01/2021...  BBB+         $   195
   250      California (State of),
              5.00%, Health Fac Fin Auth Rev Adv Health Sys
              Ser A 03/01/2033................................  A                238
   500      California (State of),
              5.00%, Health Fac Fin Auth Rev Hosp-Marshall
              Medical Center Ser A 11/01/2029.................  BBB              459
   250      California (State of),
              5.25%, Health Fac Fin Catholic Healthcare West
              Ser G 07/01/2023................................  BBB+             246
   200      California (State of),
              5.375%, Public Works Board Dept of Mental
              Health-Patton Ser B 04/01/2028..................  BBB-             182
   250      California (State of),
              6.00%, Statewide Communities Dev Auth Rev Health
              Fac Memorial Health Services Ser A 10/01/2023...  A                264
                                                                             -------
                                                                               1,584
                                                                             -------
            HIGHER EDUCATION
            (UNIV., DORMS, ETC.) -- 9.3%
   500      California (State of),
              5.25%, Educ Fac Auth Rev Ref Santa Clara
              University 09/01/2016...........................  AAA              548
   250      California Statewide Comm Dev Auth Rev,
              6.75%, John F. Kennedy University 10/01/2033....  NR               237
   250      Corona-Norco, CA,
              5.625%, Unified School Dist Special Tax Comm Fac
              Dist #02-1 09/01/2033...........................  NR               246
   415      University of California,
              5.30%, Multi-Purpose Rev Ser K 09/01/2030.......  AA-              423
                                                                             -------
                                                                               1,454
                                                                             -------
            LAND DEVELOPMENT -- 12.7%
   350      Burbank (City of), CA,
              5.50%, Financing Auth Rev South San Fernando
              Redev Proj Ser B 12/01/2023.....................  BBB              345
   400      Fontana (City of), CA,
              5.50%, Redev Agency Tax Allocation Ref Jurupa
              Hills Redev Proj Ser A 10/01/2027...............  A-               393

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TAX-FREE CALIFORNIA FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
MUNICIPAL BONDS -- (CONTINUED)
            LAND DEVELOPMENT -- (CONTINUED)
  $250      Oakland (City of), CA,
              5.25%, Redev Agency Colliseum Area Redev Tax
              Allocation 09/01/2033...........................  A-           $   242
   500      Rialto (City of), CA,
              5.25%, Redev Agency Tax Allocation Ref Merged
              Proj Area Ser A 09/01/2027......................  BBB+             474
   200      San Diego (City of), CA,
              5.25%, Redev Agency Centre City Sub Pkg Ser B
              09/01/2026......................................  A-*              194
   175      San Diego (City of), CA,
              5.30%, Redev Agency Tax Allocation North Park
              Redev Proj 09/01/2016...........................  A-               174
   150      San Diego (City of), CA,
              5.60%, Redev Agency Tax Allocation North Bay
              Redev Proj 09/01/2017...........................  BBB              152
                                                                             -------
                                                                               1,974
                                                                             -------
            MISCELLANEOUS -- 8.3%
   500      Golden State Tobacco Securitization Corp.,
              5.50%, California Tobacco Settlement Rev
              Enhanced Asset Backed Ser B 06/01/2033..........  BBB-             492
   135      Indio (State of) CA,
              5.00%, Public Funding Auth Rev Local Agency
              09/02/2014......................................  NR               133
   100      Lake Elsinore, CA,
              5.85%, Special Tax Impt - Community Fac Dist
              #2-A 09/01/2024.................................  NR                98
   310      Long Beach (City of), CA,
              5.00%, HBR Ewc AMT-Ref-Ser A 05/15/2015.........  AAA              319
   250      Virgin Islands Public Finance Auth, 6.125%,
              Refinery Fac Rev Sr Secured - Hovenska Refinery
              AMT 07/01/2022..................................  BBB-             260
                                                                             -------
                                                                               1,302
                                                                             -------
            PUBLIC FACILITIES -- 14.9%
   250      California (State of), 5.00%, Public Works Board
              Dept of Corrections Ref Ser D 12/01/2018........  AAA              258
   100      Capistrano (City of), CA,
              5.875%, Unified School Dist Comm Fac Dist
              Special Tax #90-2 Talega 09/01/2022.............  NR               100

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
            PUBLIC FACILITIES -- (CONTINUED)
  $450      Fresno (City of), CA,
              5.00%, Unified School Dist Election 1995 Ser E
              FGIC Insured 08/01/2025.........................  AAA          $   457
   100      Jurupa (City of), CA,
              5.875%, Comm Services Dist #6 Special Tax Ser A
              09/01/2032......................................  NR                97
   450      Los Angeles (City of), CA,
              5.00%, Unified School Dist Ser B 07/01/2023.....  AAA              454
   110      Moreno Valley (City of), CA,
              5.60%, Unified School Dist Comm Fac Special Tax
              #2002-1 09/01/2017..............................  NR               107
   100      Orange (County of), CA,
              5.20% Comm Fac Dist Special Tax #02-1 Ladera
              Ranch Ser A 08/15/2019..........................  NR                96
   200      Orange (County of), CA,
              5.40%, Comm Fac Dist Special Tax #02-1 Ladera
              Ranch Ser A 08/15/2022..........................  NR               193
   250      Tustin (City of), CA,
              5.60%, Unified School Dist Special Tax Jr Lien
              Comm Fac Dist #97-1-B 09/01/2029................  NR               245
   200      Val Verde (City of), CA,
              6.00%, Unified School Dist Financing Auth
              Special Tax Rev Jr Lien 10/01/2021..............  NR               197
   125      William S. Hart Unified High School Dist,
              5.85%, Special Tax Comm Fac Dist #2002-1
              09/01/2022......................................  NR               126
                                                                             -------
                                                                               2,330
                                                                             -------
            UTILITIES -- COMBINED -- 1.8%
   250      California (State of),
              5.875%, Dept Water Res Power Supply Rev Ser A
              05/01/2016......................................  BBB+             275
                                                                             -------
            UTILITIES -- ELECTRIC -- 1.9%
   300      Vernon (City of), CA,
              5.50%, Elec Sys Rev Malburg Generating Station
              Proj 04/01/2033.................................  BBB+             302
                                                                             -------
            UTILITIES -- WATER AND SEWER -- 11.9%
   500      Atwater (City of), CA,
              5.50%, Public Fin Auth Rev, Ref Sewer & Water
              Proj Ser A 05/01/2028...........................  BBB              485

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
MUNICIPAL BONDS -- (CONTINUED)
            UTILITIES -- WATER AND SEWER -- (CONTINUED)
  $250      Big Bear Muni Water Dist, CA,
              5.00%, Certificate Participation 1991 Ref Lake
              Imports 11/01/2024..............................  NR           $   228
   100      Eastern California Municipal Water Dist,
              5.70%, Comm Fac Special Tax Improvement Area A
              #2001-02 09/01/2018.............................  NR               102
   250      Lathrop (City of), CA,
              6.00%, Financing Auth Rev Water Supply Proj
              06/01/2035......................................  NR               247
   150      Lee Lake (City of), CA,
              5.75%, Water Dist Community Facs Dist No. 3
              Special Tax Retreat 09/01/2023..................  NR               146
   450      Metropolitan Water Dist,
              5.00%, Southern CA Waterworks Rev Ser A
              07/01/2037......................................  AA               447
   200      Santa Margarita (City of), CA,
              6.00%, Water Dist Special Tax Comm Fac Dist
              #99-1 09/01/2030................................  NR               198
                                                                             -------
                                                                               1,853
                                                                             -------
            WASTE DISPOSAL -- 2.4%
   375      Stockton (City of), CA,
              5.20%, Wastewater Sys Proj Ser A MBIA Insured
              09/01/2029......................................  AAA              382
                                                                             -------
            Total municipal bonds
              (cost $15,388)..................................               $15,161
                                                                             -------
                                                                             MARKET
SHARES                                                                       VALUE(B)
---------                                                                    --------
SHORT-TERM INVESTMENTS -- 3.3%
            FINANCE -- 3.3%
   519      Dreyfus Basic California Municipal Money Market Fund, current
              rate 0.59%..................................................   $   519
                                                                             -------
            Total short-term investments
              (cost $519).................................................   $   519
                                                                             =======
            Total investments in securities
              (cost $15,907)(a)...........................................   $15,680
                                                                             =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (a) At April 30, 2004, the cost of securities for federal income tax purposes is $15,907 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

   Unrealized appreciation..........................   $  70
   Unrealized depreciation..........................    (297)
                                                       -----
   Net unrealized depreciation......................   $(227)
                                                       =====

  (b) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  (c) The cost of securities purchased on a when-issued basis at April 30, 2004, was $539.
    *  Fitch Rating

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TAX-FREE MINNESOTA FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
MUNICIPAL BONDS -- 96.8%
            AIRPORT REVENUES -- 5.0%
 $  750     Minneapolis & St. Paul (Cities of), MN,
              5.00%, Metropolitan Airport Commission Airport
              Rev Ser A MBIA Insured 01/01/2028...............  AAA          $   757
  1,000     Minneapolis & St. Paul (Cities of), MN,
              5.625%, Metropolitan Airport Commission Airport
              Rev Ser B AMT FGIC Insured
              01/01/2018......................................  AAA            1,054
                                                                             -------
                                                                               1,811
                                                                             -------
            GENERAL OBLIGATIONS -- 32.4%
  1,000     Anoka-Hennepin (Counties of), MN,
              5.00%, Ind School Dist #11 General Obligation
              School Dist Credit Enhancement Program Ser A
              02/01/2015......................................  AA+            1,056
  1,300     Becker (City of), MN,
              6.00%, Ind School Dist #726 General Obligation
              Ser A FSA Insured 02/01/2017....................  AAA*           1,474
  1,000     Bloomington (City of), MN,
              5.45%, Ind School Dist #271 General Obligation
              Ser A 02/01/2012................................  NR             1,090
    500     Brainerd (City of), MN,
              5.375%, Ind School Dist #181 General Obligation
              Ser A FGIC Insured 02/01/2016...................  AAA*             545
  1,500     Brainerd (City of), MN,
              6.65%, Rev Ref Evangelical Lutheran Good
              Samaritan Proj Ser B FSA Insured 03/01/2017.....  AAA            1,525
    620     Hennepin (County of), MN,
              5.00%, General Obligation Ser B 12/01/2017......  AAA              649
    250     Minneapolis (City of), MN,
              5.00%, Parking Assessment General Obligation
              12/01/2020......................................  AAA              261
  1,000     Minnesota (State of), 5.25%, General Obligation
              08/01/2016......................................  AAA            1,077
    375     Moorhead (City of), MN,
              5.00%, Ind School Dist #152 General Obligation
              FGIC Insured 04/01/2018.........................  AAA*             393
    785     Mounds View (City of), MN,
              5.25%, Ind School Dist #621 General Obligation
              Ser A 02/01/2014................................  NR               842

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
            GENERAL OBLIGATIONS -- (CONTINUED)
 $  500     Osseo (City of), MN,
              5.00%, Ind School Dist #279 General Obligation
              Ser B 02/01/2012................................  NR           $   534
  1,950     Rosemount (City of), MN,
              5.70%, Ind School Dist #196 Zero Coupon General
              Obligation Ser A MBIA Insured 04/01/2015(c).....  AA+            1,191
  1,000     University of MN (Regents of),
              5.75%, General Obligation Ser A 07/01/2018......  AA             1,145
                                                                             -------
                                                                              11,782
                                                                             -------
            HEALTH CARE/SERVICES -- 10.6%
  1,130     Duluth (City of), MN,
              5.50%, Econ Dev Auth Health Care Fac Rev
              Benedictine Health Sys St. Mary 02/15/2023......  A-             1,160
    250     Minneapolis (City of), MN,
              6.00%, Health Care Sys Rev Allina Health Sys Ser
              A 11/15/2018....................................  A-*              268
  1,000     Minnesota (State of) Agriculture and Economic Dev
              Board,
              5.25%, Healthcare Fac Rev Benedictine Health Ser
              A 02/15/2014....................................  AAA            1,071
  1,000     Waconia (City of), MN,
              6.10%, Health Care Fac Rev Ridgeview Med Ctr
              Proj Ser A Asset Guaranty Secured 01/01/2019....  AA             1,107
    250     Willmar (City of), MN,
              5.00%, Rice Memorial Hosp Proj FSA Insured
              02/01/2025......................................  AAA*             252
                                                                             -------
                                                                               3,858
                                                                             -------
            HIGHER EDUCATION (UNIV., DORMS, ETC.) -- 5.7%
  1,000     Minnesota (State of),
              5.375%, Higher Ed Fac Auth Rev General
              Obligation University of St. Thomas Ser 4-P
              04/01/2018......................................  NR             1,040
  1,000     Minnesota (State of),
              5.40%, Higher Ed Fac Auth Rev General Obligation
              University of St. Thomas Ser 4-P 04/01/2023.....  NR             1,025
                                                                             -------
                                                                               2,065
                                                                             -------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
MUNICIPAL BONDS -- (CONTINUED)
            HOUSING (HFA'S, ETC.) -- 10.5%
 $  695     Minneapolis (City of), MN,
              7.10%, Redev Mtg Rev Riverplace Proj Ser A
              01/01/2020......................................  NR           $   685
    995     Minnesota Housing Finance Agency,
              5.00%, Residential Housing Finance Ser E
              01/01/2020......................................  AA+              998
    750     Sartell (City of), MN,
              5.20%, Environmental Impt Rev Ref Ser A
              06/01/2027......................................  BBB              735
    450     St. Paul (City of), MN,
              6.25%, Housing Redev Hope Comm Academy Proj Ser
              A 12/01/2019....................................  NR               450
  1,000     Washington (County of), MN,
              4.60%, Housing and Redev Auth Governmental Rev
              Ref Woodland Park Apartment Proj 04/01/2022.....  AA               952
                                                                             -------
                                                                               3,820
                                                                             -------
            MISCELLANEOUS -- 8.0%
  1,000     Golden Valley (City of), MN,
              5.875%, Breck School Proj Rev 10/01/2019........  NR             1,069
    250     Ramsey (County of), MN,
              6.50%, Lease Rev Pact Charter School Proj Ser A
              12/01/2022......................................  NR               240
    500     St. Paul (City of), MN,
              5.00%, Port Auth Lease Rev Office Bldg
              12/01/2019......................................  AA+              520
    300     St. Paul (City of), MN,
              6.75%, Redev Auth Rev Ref Achieve Language
              Academy 12/01/2022..............................  NR               294
    750     Virgin Islands Public Finance Auth,
              6.125%, Refinery Fac Rev Sr Secured Hovenska
              Refinery AMT 07/01/2022.........................  BBB-             779
                                                                             -------
                                                                               2,902
                                                                             -------
            POLLUTION CONTROL -- 2.1%
    750     International Falls (City of), MN,
              7.20%, Environmental Fac Rev Ref Boise Cascade
              Corp Proj 10/01/2024............................  NR               762
                                                                             -------
            PUBLIC FACILITIES -- 2.2%
    835     Minnesota (State of),
              5.125%, Agricultural Society State Fair Rev
              09/15/2023......................................  A-               800
                                                                             -------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
            REFUNDED WITH U.S. GOV'T SECURITIES -- 1.4%
 $  500     Red Wing (City of), MN,
              6.50%, Elderly Housing Fac Rev River Region
              Obligation Group Ser C 09/01/2022 (Prerefunded
              09/01/2005
              @ 100)..........................................  NR           $   534
                                                                             -------
            TRANSPORTATION -- 5.1%
    750     Duluth (City of), MN,
              4.20%, Seaway Port Auth Industrial Dev Dock &
              Wharf Rev Ref Cargill, Inc. Proj 05/01/2013.....  A+               746
  1,000     Puerto Rico Commonwealth Highway & Transportation
              Auth, 5.50%, Rev Ref Ser W FSA Insured
              07/01/2013......................................  AAA            1,125
                                                                             -------
                                                                               1,871
                                                                             -------
            UTILITIES -- COMBINED -- 0.8%
    300     Princeton (City of), MN,
              5.00%, Public Utility Sys Rev 04/01/2024........  NR               283
                                                                             -------
            UTILITIES -- ELECTRIC -- 8.4%
  1,000     Northern MN Municipal Power Agency,
              5.30%, Elec Sys Rev FSA Insured 01/01/2021......  AAA            1,044
  1,295     Northern MN Municipal Power Agency,
              6.94%, Zero Coupon Elec Sys Rev Ref Ser A AMBAC
              Insured 01/01/2011(c)...........................  AAA              999
  1,000     Western MN Municipal Power Agency, 5.00%, Ser A
              MBIA Insured 01/01/2030.........................  AAA*           1,004
                                                                             -------
                                                                               3,047
                                                                             -------
            UTILITIES -- WATER AND SEWER -- 4.6%
    500     Minneapolis (City of), MN,
              4.75%, Metropolitan Council Water Treatment Ser
              B 12/01/2016....................................  AAA              522
  1,000     Puerto Rico Commonwealth Aqueduct & Sewer Auth,
              6.25%, Rev Ref 07/01/2013.......................  A-             1,159
                                                                             -------
                                                                               1,681
                                                                             -------
            Total municipal bonds
              (cost $33,721)..................................               $35,216
                                                                             -------

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TAX-FREE MINNESOTA FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                     MARKET
 AMOUNT                                                                      VALUE(B)
---------                                                                    --------
SHORT-TERM INVESTMENTS -- 3.3%
            FINANCE -- 3.3%
 $1,190     State Street Bank Tax Free Money Market, Current
              rate -- 0.48%...............................................   $ 1,190
                                                                             -------
            Total short-term investments
              (cost $1,190)...............................................   $ 1,190
                                                                             -------
            Total investments in securities
              (cost $34,911)(a)...........................................   $36,406
                                                                             =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 (a) At April 30, 2004, the cost of securities for income tax purposes is $34,911 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation..........................  $1,776
      Unrealized depreciation..........................    (281)
                                                         ------
      Net unrealized appreciation......................  $1,495
                                                         ======

 (b) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

 (c) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  *  Fitch Rating.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TAX-FREE NATIONAL FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
MUNICIPAL BONDS -- 99.1%
            VIRGIN ISLANDS -- 0.8%
 $  750     Virgin Islands Public Finance Auth, 6.125%,
              Refinery Fac Rev Sr Secured -- Hovenska Refinery
              AMT 07/01/2022 (Miscellaneous)..................  BBB-         $   779
                                                                             -------
            ALABAMA -- 2.1%
  1,855     Huntsville (City of), AL,
              5.25%, General Obligation Ser A 05/01/2022
              (General Obligations)...........................  AA             1,938
                                                                             -------
            ARIZONA -- 7.9%
  1,800     Phoenix (City of), AZ,
              6.25%, General Obligation Ref Ser A 07/01/2017
              (General Obligations)...........................  AA+            2,162
  1,000     Pima (County of), AZ,
              5.60%, Noah Webster Basic School Ser A
              12/15/2019 (Public Facilities)..................  BBB-             955
  1,100     Pima (County of), AZ,
              5.75%, Arizona Charter Schools Proj 07/01/2016
              (Public Facilities).............................  NR             1,090
  1,000     Pima (County of), AZ,
              6.10%, Arizona Charter Schools ProjSer 1
              07/01/2024 (Public Facilities)..................  NR               943
    496     Sundance Community Fac Dist, AZ,
              7.125%, Assessment Dist Special Assessment Rev
              #2 07/01/2027 (Public Facilities)...............  NR               498
  1,225     Tucson (City of), AZ,
              5.50%, Water Rev Ref 07/01/2014
              (Utilities -- Water and Sewer)..................  A+             1,371
    200     Vistancia Community Fac Dist, AZ,
              6.75%, General Obligation 07/15/2022 (General
              Obligations)....................................  NR               202
                                                                             -------
                                                                               7,221
                                                                             -------
            CALIFORNIA -- 13.3%
    750     California (State of),
              5.25%, General Obligation 02/01/2033 (General
              Obligations)....................................  BBB              736
     80     California (State of),
              5.50%, Dept Water Res Rev 12/01/2010 (Escrowed
              to Maturity) (Utilities -- Water and Sewer).....  AA                91

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
            CALIFORNIA -- (CONTINUED)
 $  750     California (State of),
              5.875%, Dept Water Res Power Supply Rev Ser A
              05/01/2016 (Utilities -- Combined)..............  BBB+         $   824
    500     California (State of),
              6.75%, General Obligation 08/01/2011 (General
              Obligations)....................................  BBB              585
    250     Capistrano (City of), CA,
              5.875%, Unified School Dist Comm Fac Dist
              Special Tax #90-2 Talega 09/01/2021 (Public
              Facilities).....................................  NR               252
    250     Capistrano (City of), CA,
              5.90%, Unified School Dist Comm Fac Dist Special
              Tax #90-2 Talega 09/01/2020 (Public
              Facilities).....................................  NR               252
     95     Eastern California Municipal Water Dist,
              5.70%, Comm Fac Special Tax Improvement Area A
              #2001-02 09/01/2018 (Utilities -- Water and
              Sewer)..........................................  NR                97
  1,000     Golden State Tobacco Securitization Corp.,
              5.50%, California Tobacco Settlement Rev
              Enhanced Asset Backed Ser B 06/01/2033
              (Miscellaneous).................................  BBB-             984
    625     Indio (City of) CA,
              5.625%, Public Funding Auth Rev Local Agency
              09/02/2018 (Miscellaneous)......................  NR               614
     40     Indio (City of), CA,
              6.35%, Public Improvement Act 1915 Special
              Assessment #2002-3 09/02/2027 (General
              Obligations)....................................  NR                40
    400     Jurupa (City of), CA,
              5.875%, Comm Services Dist #6 Special Tax Ser A
              09/01/2032 (Public Facilities)..................  NR               390
    750     Lathrop (City of), CA,
              6.00%, Financing Auth Rev Water Supply Proj
              06/01/2035 (Utilities -- Water and Sewer).......  NR               740
    500     Moreno Valley (City of), CA,
              6.00%, Unified School Dist Comm Fac Dist Special
              Tax #2002-1 09/01/2022 (Public Facilities)......  NR               493

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TAX-FREE NATIONAL FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
MUNICIPAL BONDS -- (CONTINUED)
            CALIFORNIA -- (CONTINUED)
 $  700     Oceanside (City of), CA,
              5.70%, Comm Dev Tax Allocation Sub Downtown
              Redev Proj. Escrow Bonds 09/01/2025 (General
              Obligations)....................................  NR           $   679
    495     Perris (City of), CA,
              6.25%, Public Financing Auth Local Agency Rev
              Ser A 09/01/2033 (General Obligations)..........  NR               492
  1,000     Pomona (City of), CA,
              5.50%, Public Financing AuthRev Sub-Merged Redev
              Proj Ser AI 02/01/2023 (Land Development).......  BBB-             981
    500     San Diego (City of), CA,
              5.25%, Redev Agency Centre City Sub Pkg Ser B
              09/01/2026 (Land Development)...................  A-*              485
  4,000     Southern California Public Power Auth,
              6.36%, Zero Coupon Transmission Proj Rev
              07/01/2013 (c.) (Utilities -- Electric).........  A+             2,619
    800     Val Verde (City of), CA,
              6.00%, Unified School Dist Financing Auth
              Special Tax Rev Jr Lien 10/01/2021 (Public
              Facilities).....................................  NR               786
                                                                             -------
                                                                              12,140
                                                                             -------
            FLORIDA -- 4.9%
  1,000     Bellalgo (City of), FL, Education Facility Dist FL
              Cap Impr Rev Ser A,
              5.85%, 05/01/2022 (General Obligations)(d)......  NR             1,000
  1,000     Collier (County of), FL,
              5.375%, School Board Certificate of
              Participation FSA Insured 02/15/2020 (Public
              Facilities).....................................  AAA*           1,071
    500     Colonial Country Club Comm Dev Dist, FL,
              6.40%, Cap Impr Rev 05/01/2033(e) (Public
              Facilities).....................................  NR               512

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
            FLORIDA -- (CONTINUED)
 $1,250     Florida (State of),
              5.375%, Dept of Environmental Protection
              Preservation Rev Ser A 07/01/2015 (Pollution
              Control)........................................  AAA          $ 1,371
    490     Gateway Services Comm Dev Dist FL, 5.50%, Special
              Assessment Sun City Center Fort Meyers Proj Ser
              B 05/01/2010 (Miscellaneous)....................  NR               491
                                                                             -------
                                                                               4,445
                                                                             -------
            GEORGIA -- 4.9%
  1,105     Fulton (County of), GA,
              5.375%, School Dist General Obligation
              01/01/2018 (General Obligations)................  AA             1,225
  1,765     Fulton (County of), GA,
              6.375%, Water & Sewer Rev FGIC Insured
              01/01/2014 (Escrowed to Maturity)
              (Utilities -- Water and Sewer)..................  AAA            2,053
     35     Fulton (County of), GA,
              6.375%, Water & Sewer Rev FGIC Insured
              01/01/2014 (Unrefunded) (Utilities -- Water and
              Sewer)..........................................  AAA               41
     40     Georgia Municipal Elec Auth Power,
              6.50%, Rev Ser Y 01/01/2017 (Escrowed to
              Maturity) (Utilities -- Electric)...............  A                 48
    960     Georgia Municipal Elec Auth Power,
              6.50%, Rev Ser Y 01/01/2017 (Unrefunded)
              (Utilities -- Electric).........................  A              1,147
                                                                             -------
                                                                               4,514
                                                                             -------
            HAWAII 0.6%
    500     Hawaii (State of),
              5.50%, General Obligation Ref Ser CY 02/01/2011
              (General Obligations)...........................  AAA              558
                                                                             -------
            ILLINOIS -- 4.4%
    960     Chicago (City of), IL,
              5.25%, Board of Educ General Obligation Ser A
              MBIA Insured 12/01/2019 (General Obligations)...  AAA            1,014
    500     Illinois (State of),
              5.70%, Educ Fac Auth Rev Ref Augustana College
              Ser A 10/01/2032 (Higher Education (Univ.,
              Dorms, etc.))...................................  NR               495

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
MUNICIPAL BONDS -- (CONTINUED)
            ILLINOIS -- (CONTINUED)
 $  500     Round Lake (City of), IL,
              6.70%, Special Tax Rev 03/01/2033 (Public
              Facilities).....................................  NR           $   510
  1,000     Wauconda (City of), IL,
              6.625%, Special Service Area #1 Special Tax
              Liberty Lakes Proj 03/01/2033 (Miscellaneous)...  NR               975
  1,000     Yorkville (City of), IL,
              6.875%, United City Special Svc Area Special
              Tax #2003-100 Raintree Village Proj 03/01/2033
              (Land Development)..............................  NR             1,010
                                                                             -------
                                                                               4,004
                                                                             -------
            KENTUCKY -- 1.1%
  1,000     Christian (County of), KY,
              6.00%, Hosp Rev Ref Jennie Stuart Medical Ser A
              07/01/2013 (Health Care/ Services)..............  A-             1,058
                                                                             -------
            LOUISIANA -- 0.5%
    500     Louisiana (State of),
              5.50%, Public Fac Auth Rev Ochsner Clinic
              Foundation Proj Ser B 05/15/2027 (General
              Obligations)....................................  A-*              503
                                                                             -------
            MARYLAND -- 3.9%
    685     Harford (County of), MD,
              5.25%, Economic Dev Rev Battelle Mem Institute
              Proj 04/01/2034 (Housing (HFA's, etc.)).........  A+               678
  1,000     Maryland (State of),
              5.00%, Economic Dev Corp. Student Housing Rev
              Salisbury University Proj 06/01/2034 (Higher
              Education (Univ., Dorms, etc.)).................  NR               904
  1,000     Maryland (State of),
              5.375%, Economic Dev Corp. Student Housing Rev
              Bowie State University Proj 06/01/2033 (Higher
              Education (Univ., Dorms, etc.)).................  NR               958
  1,000     Maryland (State of),
              6.50%, Economic Dev Corp. Student Housing Rev
              University of Maryland College Park Proj
              06/01/2027 (Higher Education (Univ., Dorms,
              etc.))..........................................  NR             1,059
                                                                             -------
                                                                               3,599
                                                                             -------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
            MASSACHUSETTS -- 1.2%
 $  940     Massachusetts (State of),
              5.25%, General Obligation Consolidated Loan Ser
              B 03/01/2021 (Unrefunded) (General
              Obligations)....................................  AAA          $ 1,026
     60     Massachusetts (State of),
              5.25%, General Obligation Consolidated Loan Ser
              B FSA Insured 03/01/2021 (Prerefunded 03/01/2012
              @ 100) (Refunded with U.S. Gov't Securities)....  AAA               65
                                                                             -------
                                                                               1,091
                                                                             -------
            MICHIGAN -- 5.3%
    500     Detroit (City of), MI,
              5.50%, General Obligation MBIA Insured
              04/01/2020 (General Obligations)................  AAA              542
  1,750     Detroit (City of), MI,
              6.50%, Water Supply Sys Ref Rev FGIC Insured
              07/01/2015 (Utilities -- Water and Sewer).......  AAA            2,089
  1,000     Macomb (County of), MI,
              5.75%, Hosp Financial Auth Rev MT. Clemens
              General Hospital Ser B 11/15/2025 (Health
              Care/Services)..................................  BBB-             919
    750     Michigan (State of),
              5.50%, Strategic Fund Ltd. Rev Ref Dow Chemical
              Proj AMT 12/01/2028 (General Obligations).......  A-               787
    500     Michigan (State of),
              5.625%, Hosp Fin Auth Rev Ref Henry Ford Health
              Sys Ser A 03/01/2017 (Health Care/Services).....  A-               521
                                                                             -------
                                                                               4,858
                                                                             -------
            MINNESOTA -- 4.0%
    250     Duluth (City of), MN,
              4.20%, Seaway Port Auth Industrial Dev Dock &
              Wharf Rev Ref-Cargill, Inc. Proj 05/01/2013
              (Transportation)................................  A+               249
    750     Minneapolis (City of), MN,
              6.00%, Health Care Sys Rev Allina Health Sys Ser
              A 11/15/2018 (Health Care/ Services)............  A-*              805
    995     Minnesota Housing Finance Agency,
              5.00%, Residential Housing Finance Ser E
              01/01/2020 (Housing (HFA's, etc.))..............  AA+              999

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TAX-FREE NATIONAL FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
MUNICIPAL BONDS -- (CONTINUED)
            MINNESOTA -- (CONTINUED)
 $  500     Ramsey (County of), MN,
              6.50%, Lease Rev Pact Charter School Proj Ser A
              12/01/2022 (Miscellaneous)......................  NR           $   480
    500     St. Paul (City of), MN,
              6.75%, Redev Auth Rev Ref Achieve Language
              Academy 12/01/2022 (Miscellaneous)..............  NR               490
                                                                             -------
                                                                               3,023
                                                                             -------
            MISSISSIPPI -- 0.3%
    250     Lowndes (County of), MS,
              6.80%, Solid Waste Disposal & Pollution Control
              Rev Ref Weyerhaeuser Co. Proj Ser A 04/01/2022
              (Pollution Control).............................  BBB              285
                                                                             -------
            MISSOURI -- 0.5%
    500     Missouri (State of),
              5.50%, State Dev Financial Board Infrastructure
              Fac Rev Branson Ser A 12/01/2032 (Public
              Facilities).....................................  BBB+             494
                                                                             -------
            NEVADA -- 1.6%
  1,000     Clark (County of), NV,
              6.375%, Impt Dist No 142-LOC 08/01/2023
              (Miscellaneous).................................  NR               989
    500     North Las Vegas (City of), NV,
              6.40%, Local Special Improvement Dist #60
              Aliante 12/01/2022 (Land Development)...........  NR               506
                                                                             -------
                                                                               1,495
                                                                             -------
            NEW HAMPSHIRE -- 0.8%
    750     New Hampshire (State of),
              5.60%, Health & Educ Fac Auth Rev Elliot
              Hospital Ser B 10/01/2022 (Health Care/
              Services).......................................  BBB+             730
                                                                             -------
            NEW JERSEY -- 4.7%
  1,250     Middlesex (County of), NJ,
              5.00%, Impt Auth Rev Street Student Housing Proj
              Ser A 08/15/2018 (Higher Education (Univ.,
              Dorms, etc.))...................................  NR             1,271
    750     New Jersey (State of),
              5.125%, Educ Fac Auth Rev Stevens Institute of
              Technology Ser C 07/01/2022 (Higher Education
              (Univ., Dorms, etc.))...........................  A-               734

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
            NEW JERSEY -- (CONTINUED)
 $1,000     New Jersey (State of),
              5.50%, Health Care Fac Financing Auth Rev
              Somerset Medical Center 07/01/2023 (Health
              Care/Services)..................................  NR           $   989
    275     New Jersey (State of),
              6.00%, Educ Fac Auth Rev Fairleigh Dickinson
              University Ser D 07/01/2025 (Higher Education
              (Univ., Dorms, etc.))...........................  BBB-*            277
    500     New Jersey (State of),
              6.50%, Educ Fac Auth Rev Georgian Court College
              Proj C 07/01/2033 (Higher Education (Univ.,
              Dorms, etc.))...................................  BBB+             534
    500     New Jersey (State of),
              6.50%, Health Care Fac Financing Auth Rev
              Pascack Valley Hosp Assoc 07/01/2023 (Health
              Care/Services)..................................  BB+              515
                                                                             -------
                                                                               4,320
                                                                             -------
            NEW YORK -- 7.9%
    250     Dutchess (County of), NY,
              5.00%, Industrial Dev Agency Civic Fac Rev Ref
              Marist College Ser A 07/01/2022 (Higher
              Education (Univ., Dorms, etc.)).................  NR               243
    195     Monroe (County of), NY,
              6.00% Industrial Dev Agency Civic Fac Rev
              Cloverwood Senior Living Ser A 05/01/2013
              (General Obligations)...........................  NR               192
  1,500     Nassau (County of) New York,
              5.25%, Industrial Development Agency Industrial
              Development Rev Keyspan-Glenwood 06/01/2027
              (Industrial)....................................  A              1,484
    350     New York (City of), NY,
              5.125%, Industrial Development Rev Empowerment
              Zone-Harlen Mall 12/30/2023 (Land
              Development)....................................  BBB              335
    260     New York (City of), NY,
              5.25%, Industrial Dev Agency Civic Fac Rev
              American Council Learned Societie 07/01/2027
              (Industrial)....................................  NR               265
    400     New York (City of), NY,
              5.65%, Industrial Dev Agency Rev Brooklyn Navy
              Yard Cogen Partners AMT 10/01/2028 (Land
              Development)....................................  BBB-             357

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
MUNICIPAL BONDS -- (CONTINUED)
            NEW YORK -- (CONTINUED)
 $1,000     New York (City of), NY,
              5.75%, General Obligation Fiscal 2003 Ser I
              03/01/2019 (General Obligations)................  A            $ 1,079
    425     New York (City of), NY,
              8.25%, General Obligation Ser B 06/01/2005
              (Escrowed to Maturity) (General Obligations)....  NR               456
    575     New York (City of), NY,
              8.25%, General Obligation Ser B 06/01/2005
              (Unrefunded) (General Obligations)..............  NR               615
    800     New York State Dormitory Authority NY Methodist
              Hospital,
              5.25%, 07/01/2019 (Health Care/Services)........  NR               826
  1,000     Triborough Bridge & Tunnel Auth of NY,
              5.125%, Rev Ref General Obligation Ser B
              11/15/2029 (Transportation).....................  AA-            1,009
    400     Westchester (County of), NY,
              6.375%, Industrial Dev Agency Continuing Care
              Retirement Mtg-Kendal on Hudson Proj A
              01/01/2024 (Health Care/ Services)..............  NR               396
                                                                             -------
                                                                               7,257
                                                                             -------
            NORTH CAROLINA -- 1.1%
    500     North Carolina Eastern Municipal Power Agency,
              5.375%, Power Sys Rev Ref Ser C 01/01/2017
              (Utilities -- Electric).........................  BBB              515
    500     North Carolina Municipal Power Agency #1,
              5.50%, Catawba Elec Rev Ser A 01/01/2014
              (Utilities -- Electric).........................  BBB+             533
                                                                             -------
                                                                               1,048
                                                                             -------
            OHIO -- 3.3%
  1,045     Cincinnati (City of), OH,
              5.50%, Water Sys Rev 12/01/2011
              (Utilities -- Water and Sewer)..................  AA+            1,169

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
            OHIO -- (CONTINUED)
 $  300     Cuyahoga (County of), OH,
              5.50%, Rev Ref Class A 01/01/2029
              (Miscellaneous).................................  A            $   306
  1,270     Hamilton (City of), OH,
              6.15%, School Dist Improvement Ser A 12/01/2016
              (General Obligations)...........................  AA-            1,524
                                                                             -------
                                                                               2,999
                                                                             -------
            PENNSYLVANIA -- 4.6%
    750     Carbon (County of), PA,
              6.65%, Industrial Dev Auth Ref Panther Creek
              Partners Proj AMT 05/01/2010 (Industrial).......  BBB-             812
  1,000     Lehigh (County of), PA,
              5.375%, General Purpose Auth Rev Saint Lukes
              Bethlehem Hospital 08/15/2033 (Health
              Care/Services)..................................  BBB              969
  1,000     Pennsylvania (State of),
              5.25%, Higher Educ Fac Auth Rev Widener
              University 07/15/2024 (Higher Education (Univ.,
              Dorms, etc.))...................................  BBB+             983
  1,000     Philadelphia (City of), PA,
              5.00%, General Obligation 03/15/2028 (General
              Obligations)....................................  AAA            1,000
    500     Susquehanna Area Regional Airport, PA,
              5.375%, Auth Sys Rev Sub Ser D 01/01/2018
              (Airport Revenues)..............................  BBB*             478
                                                                             -------
                                                                               4,242
                                                                             -------
            PUERTO RICO -- 1.2%
  1,000     Puerto Rico Commonwealth,
              5.00%, Ref-Ser A, 07/01/2030 (General
              Obligations)(d).................................  A-             1,073
                                                                             -------
            RHODE ISLAND -- 1.4%
  1,000     Rhode Island (State of),
              5.00%, Clean Water Finance Agency Water
              Pollution Control Rev Fund Pooled Loan Issue Ser
              B 10/01/2022 (Utilities -- Water and Sewer).....  AAA            1,027
    250     Rhode Island (State of),
              6.50%, Health & Educ Building Corp. Rev Hosp
              Financing-Lifespan Obligation Group 08/15/2032
              (Health Care/ Services).........................  BBB              257
                                                                             -------
                                                                               1,284
                                                                             -------

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TAX-FREE NATIONAL FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
MUNICIPAL BONDS -- (CONTINUED)
            SOUTH CAROLINA -- 2.4%
 $1,000     Dorchester (County of), SC, 5.25%, School Dist No
              2 Installment Pur Rev Growth Remedy Oppty Hike
              12/01/2024 (Higher Education (Univ., Dorms,
              etc.))..........................................  A            $   991
  1,000     Piedmont Municipal Power Agency, SC,
              6.25%, Elec Rev Ref FGIC Insured 01/01/2021
              (Utilities -- Electric).........................  AAA            1,190
                                                                             -------
                                                                               2,181
                                                                             -------
            TENNESSEE -- 0.5%
    500     McMinn (County of), TN,
              7.625%, Industrial Dev Board Pollution Control
              Rev Calhoun Newsprint Co. Proj AMT 03/01/2016
              (Pollution Control).............................  BB               500
                                                                             -------
            TEXAS -- 5.2%
  1,000     Clear Creek (City of), TX,
              5.00%, Ind School Dist Ref General Obligation
              PSF-GTD 02/15/2018 (General Obligations)........  AAA            1,041
    750     Houston (City of), TX,
              5.50%, Water & Sewer Rev Ref Jr Lien Ser A
              12/01/2013 (Utilities -- Water and Sewer).......  AAA              824
  1,000     Matagorda (County of), TX,
              5.60%, Nav District #1 Rev Ref-Coll-Centerpoint
              Energy Project 03/01/2027 (Utilities --
              Electric).......................................  BBB              997
    500     Sam Rayburn Municipal Power Agency, TX,
              5.50%, Rev Ref 10/01/2010
              (Utilities -- Electric).........................  BBB-             531
    350     San Antonio (City of), TX,
              5.25%, Elec & Gas Rev Ref Ser A 02/01/2014
              (Prerefunded 02/01/2009 @ 101) (Refunded with
              U.S. Gov't Securities)..........................  AAA              389
  1,000     Tyler (City of), TX,
              5.75%, Health Fac Dev Corp Hosp Rev Mother
              Frances Hospital 07/01/2027 (Health
              Care/Services)..................................  BBB+             994
                                                                             -------
                                                                               4,776
                                                                             -------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
            UTAH -- 1.7%
 $1,000     Utah (State of),
              5.00%, Transportation Auth Sales Tax Rev Ser A
              FSA Insured 06/15/2025 (Transportation).........  AAA          $ 1,003
    500     Utah (State of),
              5.375%, General Obligation Ref Ser B 07/01/2011
              (General Obligations)...........................  AAA              559
                                                                             -------
                                                                               1,562
                                                                             -------
            VIRGINIA -- 2.3%
  1,000     Peninsula Ports Auth of VA,
              6.00%, Port Fac CSX Transportation Proj Rev Ref
              12/15/2012 (Transportation).....................  NR             1,076
  1,000     Virginia (State of),
              5.00%, Port Auth Commonwealth Rev AMT 07/01/2027
              (Transportation)................................  AA+              980
                                                                             -------
                                                                               2,056
                                                                             -------
            WASHINGTON -- 0.8%
    670     King (County of), WA,
              5.00%, Ind School Dist #210 General Obligation
              06/01/2019 (General Obligations)................  AA               693
                                                                             -------
            WISCONSIN -- 3.9%
  1,305     Sparta (City of), WI,
              5.90%, School Dist Ref General Obligation FGIC
              Insured 03/01/2016 (Prerefunded 03/01/2010 @
              100) (Refunded with U.S. Gov't Securities)......  AAA*           1,491
    500     Wisconsin (State of),
              4.85%, Housing & Economic Dev Auth General
              Obligation Home Ownership Rev Ser G 09/01/2017
              (Housing (HFA's, etc.)).........................  AA               504
  1,500     Wisconsin (State of),
              6.40%, Health & Educ Fac Auth Rev Aurora Health
              Care 04/15/2033 (Higher Education (Univ., Dorms,
              etc.))..........................................  BBB+           1,578
                                                                             -------
                                                                               3,573
                                                                             -------
            Total municipal bonds
              (cost $87,503)..................................               $90,299
                                                                             =======

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                                    MARKET
AMOUNT                                                                       VALUE(B)
---------                                                                    --------
SHORT-TERM INVESTMENTS -- 0.7%
            FINANCE -- 0.7%
 $  656     State Street Bank Tax Free Money Market, Current
              rate -- 0.48%...............................................   $   656
                                                                             -------
            Total short-term investments
              (cost $656).................................................   $   656
                                                                             =======
            Total investments in securities
              (cost $88,159)..............................................   $90,955
                                                                             =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
  (a) At April 30, 2004, the cost of securities for income tax purposes is $88,159 and the aggregate gross unrealized appreciation and depre-ciation based on that cost was:

   Unrealized appreciation..........................  $3,374



   Unrealized depreciation..........................    (578)



                                                      ------



   Net unrealized appreciation......................  $2,796
                                                      ======

  (b) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  (c) The interest rate disclosed for these securities represents the effec-tive yield on the date of acquisition.

  (d) The cost of securities purchased on a when-issued basis at April 30, 2004 was $2,055.

  (e) Securities exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $512, which represents
       0.56% of total net assets of the fund as of April 30, 2004.
   @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.
    *  Fitch's Rating.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TAX-FREE NEW YORK FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
MUNICIPAL BONDS -- 95.5%
            AIRPORT REVENUES -- 1.7%
  $200      Monroe (County of), NY,
              5.25%, Airport Auth Airport Rev Ref Greater
              Rochester International 01/01/2014..............  AAA          $   208
                                                                             -------
            GENERAL OBLIGATIONS -- 14.4%
   450      Holbrook (City of), NY,
              5.00%, Sachem Central School Dist General
              Obligation Ser B MBIA Insured 10/15/2029........  AAA              452
   200      New York (City of), NY,
              5.25%, General Obligation Ser G 08/01/2015......  A                211
   425      New York (City of), NY,
              5.75%, General Obligation Fiscal 2003 Ser I
              03/01/2019......................................  A                459
   250      Puerto Rico Commonwealth,
              5.00%, Ser A, 07/01/2030(c).....................  A-               268
   400      Tobacco Settlement, (State of), NY,
              5.50%, Ser C-1 06/01/2022.......................  AA-              425
                                                                             -------
                                                                               1,815
                                                                             -------
            HEALTH CARE/SERVICES -- 8.6%
   125      Chemung (County of), NY,
              5.00%, Industrial Dev Agency Civic Fac Rev Arnot
              Ogden Medical Ctr Ser A 11/01/2034..............  A-               119
   200      New York (State of),
              5.00%, Dorm Auth Rev Memorial Sloan-Kettering
              Center Ser 1 07/01/2034.........................  AA               200
   450      New York (State of),
              5.00%, Dorm Auth Rev Mental Health Services Fac
              Ser B 02/15/2018................................  AA-              459
   200      New York (State of),
              5.25%, Dorm Auth NY Methodist Hospital
              07/01/2019......................................  A3*              207
   100      Westchester (County of), NY,
              6.375%, Industrial Dev Agency Continuing Care
              Retirement Mtg-Kendal on Hudson Proj A
              01/01/2024......................................  NR                99
                                                                             -------
                                                                               1,084
                                                                             -------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
            HIGHER EDUCATION (UNIV., DORMS, ETC.) -- 21.6%
  $250      Dutchess (County of), NY,
              5.00%, Industrial Dev Agency Civic Fac Rev Ref
              Marist College Ser A 07/01/2022.................  Baa1         $   243
   450      New York (State of),
              5.00%, Dorm Auth Lease Rev State Univ Dorm Fac
              07/01/2032......................................  AA-              493
   190      New York (State of),
              5.00%, Dorm Auth Rev Fordham University FGIC
              Insured 07/01/2020..............................  AAA              195
   400      New York (State of),
              5.00%, Dorm Auth Rev Mount St. Mary College
              Radian Insured 07/01/2027.......................  AA               391
   450      New York (State of),
              5.125%, Dorm Auth Rev St. Barnabas Ser A FHA
              Insured AMBAC Insured 02/01/2022................  AAA              461
   425      New York (State of),
              5.50%, Dorm Auth Lease Rev Court Facs Ser A
              05/15/2020......................................  A                453
   250      New York (State of),
              5.50%, Dorm Auth Rev Brooklyn Law School Radian
              Insured Ser A 07/01/2019........................  AA               265
   200      Otsego (County of), NY,
              6.00%, Industrial Dev Agency Civic Fac Rev
              Hartwick College Proj Ser A 07/01/2011..........  Ba1*             220
                                                                             -------
                                                                               2,721
                                                                             -------
            HOUSING (HFA'S, ETC.) -- 5.3%
   200      Grand Central (City of), NY,
              5.00%, District Management Assoc. Ref Cap
              Business Impt 01/01/2022........................  Aa3*             203
   425      New York (State of),
              5.50%, Urban Dev Corp Rev Personal Income Tax
              Ser C-1 FGIC Insured 03/15/2017.................  AAA              464
                                                                             -------
                                                                                 667
                                                                             -------
            INDUSTRIAL -- 5.9%
   250      Nassau (County of), NY,
              5.25%, Industrial Dev Agency Industrial Rev
              Keyspan-Glenwood 06/01/2027.....................  A                247
   245      New York (City of), NY,
              5.25%, Industrial Dev Agency Civic Fac Rev
              American Council Learned Societie 07/01/2027....  A1*              249

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
MUNICIPAL BONDS -- (CONTINUED)
            INDUSTRIAL -- (CONTINUED)
  $250      New York (City of), NY,
              5.25%, Industrial Dev Agency Civic Fac Rev YMCA
              of Greater NY Proj 08/01/2021...................  A-           $   251
                                                                             -------
                                                                                 747
                                                                             -------
            LAND DEVELOPMENT -- 1.8%
   150      New York (City of), NY,
              5.125%, Industrial Dev Rev Empowerment
              Zone-Harlen Mall 12/30/2023.....................  BBB              144
   100      New York (City of), NY,
              5.65%, Industrial Dev Agency Rev Brooklyn Navy
              Yard Cogen Partners AMT 10/01/2028..............  BBB-              89
                                                                             -------
                                                                                 233
                                                                             -------
            MISCELLANEOUS -- 10.9%
   450      New York (City of), NY,
              5.00%, Transitional Financial Auth Future Tax
              Secured C 08/01/2023............................  AA+              455
   200      New York (City of), NY,
              5.50%, Dorm Auth Rev Winthrop South Nassau
              University 07/01/2023...........................  Baa1*            202
   400      New York (State of),
              6.00%, Local Assistance Corp Ref Ser E
              04/01/2014......................................  AA-              456
   250      Virgin Islands Public Finance Auth,
              6.125%, Refinery Fac Rev Sr Secured -- Hovenska
              Refinery AMT 07/01/2022.........................  BBB-             260
                                                                             -------
                                                                               1,373
                                                                             -------
            POLLUTION CONTROL -- 3.6%
   450      New York (State of),
              5.00%, Environmental Fac Corp Clean Water Ser C
              Revolving Funds 07/15/2026......................  AAA              454
                                                                             -------
            PUBLIC FACILITIES -- 3.5%
   450      St. Lawrence (County of), NY,
              5.00%, Industrial Dev Civic Fac Rev Clarkson
              University Proj 07/01/2023......................  A3*              436
                                                                             -------
            TRANSPORTATION -- 12.6%
   450      New York (State of),
              5.00%, Triborough Bridge & Tunnel Auth Rev
              General Purpose Ser A 01/01/2032................  AA-              445

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(B)
---------                                                       ----------   --------
            TRANSPORTATION -- (CONTINUED)
  $450      New York (State of),
              5.125%, Metropolitan Transportation Auth Rev Ser
              A 11/15/2031....................................  A            $   449
   250      Port Auth of NY & NJ,
              4.50%, Cons 135th 09/15/2024....................  AAA              232
   450      Port Auth of NY & NJ,
              5.00%, General Obligation Cons 128th Ser
              11/01/2021......................................  AAA              464
                                                                             -------
                                                                               1,590
                                                                             -------
            UTILITIES -- ELECTRIC -- 2.0%
   250      New York (State of),
              5.30%, Energy Research & Dev Auth Elec Fac Rev
              Adj Long Island Lighting Co. Proj A
              08/01/2025......................................  A-               251
                                                                             -------
            UTILITIES -- WATER AND SEWER -- 3.6%
   450      Jefferson (County of), NY,
              5.20%, Indust Dev Agency Waste Disposal AMT
              12/01/2020......................................  BBB              450
                                                                             -------
            Total municipal bonds
              (cost $12,004)..................................               $12,029
                                                                             -------
SHORT-TERM INVESTMENTS -- 4.9%
            FINANCE -- 4.9%
   623      Dreyfus Basic New York Municipal Money Market
              Fund, current rate -- 0.59%.....................                   623
                                                                             -------
            Total short-term investments
              (cost $623).................................................   $   623
                                                                             -------
            Total investments in securities
              (cost $12,627)(a)...........................................   $12,652
                                                                             =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

 (a) At April 30, 2004, the cost of securities for federal income tax purposes is $12,627 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

   Unrealized appreciation..........................   $ 125
   Unrealized depreciation..........................    (100)
                                                       -----
   Net unrealized appreciation......................   $  25
                                                       =====

 (b) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

 (c) The cost of securities purchased on a when-issued basis at April 30, 2004 was $264.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TOTAL RETURN BOND FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(C)
---------                                                       ----------   --------
MUNICIPAL BONDS -- 0.5%
            GENERAL OBLIGATIONS -- 0.5%
 $ 3,000    Illinois (State of),
              5.10%, General Obligation Taxable Pension
              06/01/2033......................................  AA           $  2,723
                                                                             --------
            Total municipal bonds
              (cost $3,000)...................................               $  2,723
                                                                             --------
ASSET BACKED AND COMMERCIAL MORTGAGE SECURITIES -- 9.0%
            FINANCE -- 8.8%
 $ 1,800    American Express Credit Account Master Trust,
              5.95%, Ser 1999-2 Class A 12/15/2006............  AAA          $  1,804
     444    AQ Finance CEB Trust,
              6.10%, Ser 2003-CE1A 08/25/2033(e)(h)...........  BBB               439
     532    Asset Backed Funding Corp. NIM Trust,
              4.55%, Ser 2004-OPT1 Class N1
              12/26/2033(e)(h)................................  BBB               532
     800    Bank One Issuance Trust,
              4.77%, Ser 2003-C3 Class C3 02/16/2016..........  BBB               758
   1,900    Bear Stearns Commercial Mortgage Securities, Inc.,
              4.74%, Ser 2003-T10 Class A2 03/13/2040.........  AAA             1,858
   1,900    Bear Stearns Commercial Mortgage Securities, Inc.,
              4.83%, Ser 2002-TOP8 Class A2 08/15/2038........  AAA             1,880
  26,657    Bear Stearns Commercial Mortgage Securities, Inc.,
              5.50%, Ser 2004-PWR3 Class X1 I/O
              02/11/2041(e)(h)(i).............................  AAA               555
   1,315    California Infrastructure & Economic Development,
              6.38%, Ser 1997-1 Class A6 09/25/2008...........  AAA             1,385
     960    Capital One Multi-Asset Execution Trust,
              3.50%, Ser 2003-B2 Class B2 02/17/2009..........  A                 971
   2,040    Citibank Credit Card Issuance Trust,
              5.00%, Ser 2003-C4 Class C4 06/10/2015..........  BBB             1,959
     341    Comed Transitional Funding Trust,
              5.44%, Ser 1998-1 Class A5 03/25/2007...........  AAA               348

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(C)
---------                                                       ----------   --------
            FINANCE -- (CONTINUED)
 $   778    Conseco Finance Securitizations Corp.,
              5.79%, Ser 2001-3 Class A3 05/01/2033...........  B+           $    802
     754    CS First Boston Mortgage Securities Corp.,
              2.08%, Ser 2003-C3 Class A1 05/15/2038..........  AAA               734
   1,741    Daimler Chrysler Auto Trust,
              3.85%, Ser 2002-A Class A3 04/06/2006...........  AAA             1,754
   2,375    Discover Card Master Trust I,
              5.30%, Ser 2001-5 Class A 11/16/2006............  AAA             2,377
   1,650    Ford Credit Auto Owner Trust,
              4.29%, Ser 2003-A Class C 11/15/2007............  BBB             1,660
   2,500    GE Capital Commercial Mortgage Corp.,
              4.12%, Ser 2004-C2 Class A2 03/10/2011..........  Aaa*            2,456
   2,700    GE Capital Commercial Mortgage Corp.,
              4.37%, Ser 2003-C1 Class A3 01/10/2038..........  AAA             2,672
     485    Green Tree Financial Corp.,
              6.27%, Ser 1998-6 Class A6 06/01/2030...........  A                 500
     495    Green Tree Financial Corp.,
              7.24%, Ser 1997-2 Class A6 06/15/2028...........  AA+               523
     850    Home Equity Asset Trust,
              5.25%, Ser 2003-7N Class A 04/27/2034(h)........  A-                848
   2,516    Honda Auto Receivables Owner Trust,
              1.34%, Ser 2003-2 Class A2 12/21/2005...........  AAA             2,516
   2,700    J.P. Morgan Chase Commercial Mortgage Securities
              Co.,
              3.84%, Ser 2004-CB8 Class A2 01/12/2039.........  AAA             2,568
  10,230    J.P. Morgan Chase Commercial Mortgage Securities
              Co.,
              5.50%, Ser 2004-C1 Class X2 01/15/2038(h)(i)....  Aaa*              524
   1,830    LB-UBS Commercial Mortgage Trust,
              2.72%, Ser 2003-C1 Class A1 03/15/2027..........  AAA             1,808
   1,924    LB-UBS Commercial Mortgage Trust,
              3.33%, Ser 2003-C7 Class A1 09/15/2027..........  AAA             1,908

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(C)
---------                                                       ----------   --------
ASSET BACKED AND COMMERCIAL MORTGAGE SECURITIES -- (CONTINUED)
            FINANCE -- (CONTINUED)
 $ 1,793    LB-UBS Commercial Mortgage Trust,
              3.97%, Ser 2004-C2 Class A3 03/01/2029..........  AAA          $  1,695
   1,300    LB-UBS Commercial Mortgage Trust,
              4.36%, Ser 2004-C1 Class A3 01/15/2029..........  AAA             1,244
     873    LB-UBS Commercial Mortgage Trust,
              5.12%, Ser 2003-C8 Class A4 11/15/2032..........  AAA               873
     312    Morgan Stanley Capital I,
              5.91%, Ser 1999-WF1 Class A1 11/15/2031.........  Aaa*              328
     744    Morgan Stanley Dean Witter Capital I,
              4.57%, Ser 2001-IQA Class A1 12/18/2032.........  Aaa*              764
   1,900    Morgan Stanley Dean Witter Capital I,
              4.74%, Ser 2003-TOP9 Class A2 11/13/2036........  AAA             1,863
     524    PP&L Transition Bond Co. LLC,
              6.83%, Ser 1999-1 Class A5 03/25/2007...........  AAA               537
     320    Soundview Home Equity Loan Trust,
              8.64%, Ser 2000-1 Class M1 05/25/2030...........  AA                336
   2,184    Volkswagen Auto Loan Enhanced Trust,
              1.11%, Ser 2003-1 Class A2 12/20/2005...........  AAA             2,183
  10,755    Wachovia Bank Commercial Mortgage Trust,
              3.65%, Ser 2004-C10 Class XP 02/15/2041(h)(i)...  AAA               526
   1,920    WFS Financial Owner Trust,
              2.41%, Ser 2003-2 Class A4 12/20/2010...........  AAA             1,898
     389    Whole Auto Loan Trust,
              6.00%, Ser 2002-1 Class D 04/15/2009(h).........  BB                389
                                                                             --------
                                                                               48,775
                                                                             --------
            UTILITIES -- 0.2%
   1,047    Illinois Power Special Purpose Trust,
              5.38%, Ser 1998-1 Class A5 06/25/2007...........  AAA             1,071
                                                                             --------
            Total asset backed and commercial mortgage
              securities (cost $50,774).......................               $ 49,846
                                                                             ========

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(C)
---------                                                       ----------   --------
CORPORATE BONDS: INVESTMENT GRADE -- 36.1%
            BASIC MATERIALS -- 1.7%
 $ 1,240    Champion International Corp.,
              7.20%, 11/01/2026...............................  BBB          $  1,400
   1,500    ICI Wilmington, Inc.,
              4.375%, 12/01/2008..............................  BBB             1,489
   1,200    Inco Ltd.,
              7.75%, 05/15/2012...............................  BBB-            1,391
     600    Placer Dome, Inc.,
              7.125%, 06/15/2007..............................  BBB+              656
   1,900    Potlatch Corp.,
              12.50%, 12/01/2009..............................  BB+             2,294
   2,000    Union Camp Corp.,
              7.00%, 08/15/2006...............................  BBB             2,168
                                                                             --------
                                                                                9,398
                                                                             --------
            CAPITAL GOODS -- 1.3%
   1,100    Bombardier, Inc.,
              6.30%, 05/01/2014(h)H...........................  BBB-            1,085
     550    International Game Technology,
              8.375%, 05/15/2009..............................  BBB               644
   3,400    Northrop Grumman Corp.
              8.625%, 10/15/2004..............................  BBB             3,505
     495    Rockwell Automation Inc.,
              5.20%, 01/15/2098...............................  A                 397
   1,500    Rockwell Automation, Inc.,
              6.70%, 01/15/2028...............................  A               1,602
                                                                             --------
                                                                                7,233
                                                                             --------
            CONSUMER CYCLICAL -- 2.1%
   1,175    Albertson's, Inc.,
              7.50%, 02/15/2011...............................  BBB             1,335
   1,200    CRH America, Inc.,
              6.95%, 03/15/2012...............................  BBB+            1,336
   2,080    Ford Motor Co.,
              6.625%, 10/01/2028..............................  BBB-            1,867
   1,600    Fred Meyer, Inc.,
              7.375%, 03/01/2005..............................  BBB             1,670
   3,800    General Motors Corp.,
              7.20%, 01/15/2011H..............................  BBB             4,041
     300    Nine West Group, Inc.,
              8.375%, Ser B 08/15/2005........................  BBB               318
     930    Staples, Inc., 7.125%,
              08/15/2007......................................  BBB-            1,024
                                                                             --------
                                                                               11,591
                                                                             --------
            CONSUMER STAPLES -- 1.7%
   2,200    Cadbury Schweppes Finance plc,
              5.00%, 06/26/2007...............................  BBB             2,280
     625    ConAgra Foods, Inc.,
              7.00%, 10/01/2028...............................  BBB+              675
   2,135    ConAgra Foods, Inc.,
              7.50%, 09/15/2005H..............................  BBB+            2,277

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TOTAL RETURN BOND FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(C)
---------                                                       ----------   --------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            CONSUMER STAPLES -- (CONTINUED)
 $ 2,200    General Mills, Inc.,
              2.625%, 10/24/2006..............................  BBB+         $  2,167
   2,275    Kellogg Co.,
              2.875%, 06/01/2008..............................  BBB             2,187
                                                                             --------
                                                                                9,586
                                                                             --------
            ENERGY -- 2.8%
   1,700    Anadarko Petroleum Corp.,
              5.375%, 03/01/2007..............................  BBB+            1,795
     370    Burlington Resources Finance Co.,
              6.50%, 12/01/2011...............................  BBB+              408
   1,885    Burlington Resources Finance Co.,
              6.68%, 02/15/2011...............................  BBB+            2,074
   1,275    Consolidated Natural Gas Co.,
              5.375%, Ser B 11/01/2006........................  BBB+            1,339
     500    Lasmo (USA), Inc.,
              7.50%, 06/30/2006...............................  AA                548
     650    Occidental Petroleum Corp.,
              7.375%, 11/15/2008..............................  BBB+              735
     830    PanCanadian Petroleum Ltd.,
              6.30%, 11/01/2011...............................  A-                894
     860    Panhandle Eastern Pipe Line Co.,
              2.75%, 03/15/2007(h)............................  BBB               840
   1,130    Pemex Finance Ltd.,
              9.69%, Ser 1999-2 08/15/2009....................  A-              1,305
     870    Petro-Canada,
              5.35%, 07/15/2033...............................  BBB               752
   1,150    Petroleos Mexicanos,
              9.25%, 03/30/2018H..............................  BBB-            1,317
     820    Ras Laffan Liquefied Natural Gas Co. Ltd.,
              3.44%, 09/15/2009(h)............................  A-                811
   1,150    Repsol International Finance B.V.,
              7.45%, 07/15/2005...............................  BBB+            1,222
   2,150    Seariver Maritime, Inc., 4.47%
              Zero Coupon, 09/01/2012(f)......................  AAA             1,409
                                                                             --------
                                                                               15,449
                                                                             --------
            FINANCE -- 14.2%
     948    Abbey National plc,
              6.69%, 10/17/2005...............................  A               1,008
     910    Abbey National plc,
              6.70%, 06/29/2049...............................  A-                989
     800    ACE INA Holdings, Inc.,
              8.20%, 08/15/2004...............................  BBB+              815
     800    Aetna, Inc.,
              7.375%, 03/01/2006..............................  BBB               867
   1,125    Aetna, Inc.,
              7.875%, 03/01/2011..............................  BBB             1,314
     800    Anthem, Inc.,
              6.80%, 08/01/2012...............................  BBB+              891
   1,600    AvalonBay Communities, Inc.,
              8.25%, 07/15/2008...............................  BBB+            1,849
   1,300    Boeing Capital Corp.,
              5.75%, 02/15/2007...............................  A               1,382

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(C)
---------                                                       ----------   --------
            FINANCE -- (CONTINUED)
 $ 4,320    Bundeserepublik of Deutschland (Euro),
              4.25%, 01/01/2014...............................  AAA          $  5,212
  13,620    Bundesobligation (Euro),
              3.50% Ser 143 10/10/2008........................  AAA            16,449
     780    Capital One Financial Corp.,
              8.75%, 02/01/2007...............................  BB+               874
   1,100    CNA Financial Corp.,
              6.75%, 11/15/2006...............................  BBB-            1,175
   1,200    Credit Suisse First Boston USA, Inc.,
              6.125%, 11/15/2011..............................  A+              1,284
     700    Duke Realty Corp.,
              5.25%, 01/15/2010...............................  BBB+              727
     465    ERAC USA Finance Co.,
              8.25%, 05/01/2005(h)............................  BBB+              491
   1,100    ERP Operating LP,
              6.63%, 04/13/2005...............................  BBB+            1,147
   1,050    Fondo LatinoAmericano De Reservas,
              3.00%, 08/01/2006(h)............................  A+              1,051
   1,400    Ford Motor Credit Co.,
              7.375%, 02/01/2011..............................  BBB-            1,497
  15,400    France (Republic of) (Euro),
              4.00%, 10/25/2013...............................  AAA            18,125
   1,500    Fuji JGB Investment LLC,
              9.87%, 12/31/2049(h)............................  B+              1,733
     850    Goldman Sachs Group, Inc.,
              5.25%, 04/01/2013...............................  A+                842
   2,300    Goldman Sachs Group, Inc.,
              6.35%, 2/15/2034................................  A-              2,198
   1,650    J.P. Morgan Chase & Co.,
              5.25%, 05/01/2015...............................  A               1,614
   1,450    J.P. Morgan Chase & Co.,
              7.875%, 06/15/2010..............................  A               1,701
   3,570    KFW International Finance, Inc.,
              3.00%, 09/15/2005...............................  AAA             3,592
   1,450    Liberty Mutual Group,
              5.75%, 03/15/2014(h)............................  BBB             1,418
   1,130    National Rural Utilities Cooperative Finance
              Corp.,
              3.00%, 02/15/2006...............................  A+              1,140
     750    Prudential Insurance Co. of America,
              6.375%, 07/23/2006(h)...........................  A+                808
   1,000    Russian Federation,
              8.25%, 03/31/2010...............................  BB+             1,082
     250    Southern Investments UK plc,
              6.80%, 12/01/2006...............................  BBB-              262
     820    Sovereign Bank,
              5.125%, 03/15/2013..............................  BBB-              800
     550    TuranAlem Finance B.V.,
              7.875%, 06/02/2010..............................  BB-               532

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(C)
---------                                                       ----------   --------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            FINANCE -- (CONTINUED)
 $   515    TuranAlem Finance B.V.,
              8.00%, 03/24/2014(h)............................  Baa3*        $    469
   1,900    United Mexican States,
              4.625%, 10/08/2008..............................  BBB-            1,890
     720    Wachovia Corp.,
              7.55%, 08/18/2005...............................  A                 770
     720    Wellpoint Health Networks, Inc.,
              6.375%, 06/15/2006..............................  A-                773
                                                                             --------
                                                                               78,771
                                                                             --------
            HEALTH CARE -- 1.5%
   1,105    HCA, Inc.,
              6.91%, 06/15/2005...............................  BBB-            1,150
   1,550    HCA, Inc.,
              6.95%, 05/01/2012...............................  BBB-            1,619
     750    Humana, Inc.,
              7.25%, 08/01/2006...............................  BBB               816
     785    Manor Care, Inc.,
              7.50%, 06/15/2006...............................  BBB               850
   1,400    Merck & Co., Inc.,
              2.50%, 03/30/2007...............................  AAA             1,383
   2,500    Pfizer, Inc.,
              2.50%, 03/15/2007...............................  AAA             2,471
                                                                             --------
                                                                                8,289
                                                                             --------
            SERVICES -- 2.0%
   1,600    ARAMARK Services, Inc.,
              7.10%, 12/01/2006...............................  BBB-            1,743
   1,100    Clear Channel Communications, Inc.,
              6.00%, 11/01/2006...............................  BBB-            1,170
   1,350    Cox Enterprises, Inc.,
              4.375%, 05/01/2008(h)...........................  BBB             1,357
     800    Cox Radio, Inc.,
              6.375%, 05/15/2005..............................  BBB               828
     670    FedEx Corp.,
              3.50%, 04/01/2009(h)............................  BBB               648
     575    Fiserv, Inc.,
              3.00%, 06/27/2008...............................  BBB+              548
   1,640    Liberty Media Corp.,
              3.50%, 09/25/2006...............................  BBB-            1,643
     700    News America Holdings, Inc.,
              7.70%, 10/30/2025...............................  BBB-              798
   1,025    Walt Disney Co.,
              6.375%, 03/01/2012H.............................  BBB+            1,110
     960    Walt Disney Co.,
              7.30%, 02/08/2005...............................  BBB+              999
                                                                             --------
                                                                               10,844
                                                                             --------
            TECHNOLOGY -- 4.2%
   2,410    AOL Time Warner, Inc.,
              3.34%, Conv. 12/06/2019(f)......................  BBB             1,524
   2,500    AT&T Wireless Services, Inc.,
              8.75%, 03/01/2031...............................  BBB             3,050
     735    Citizens Communications Co.,
              9.25%, 05/15/2011...............................  BBB               774

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(C)
---------                                                       ----------   --------
            TECHNOLOGY -- (CONTINUED)
 $   900    Comcast Cable Communications Holdings, Inc.,
              8.375%, 03/15/2013..............................  BBB          $  1,074
   1,600    Deutsche Telekom International Finance B.V.,
              8.25%, 06/15/2005...............................  BBB+            1,703
   2,450    France Telecom S.A.,
              8.75%, 03/01/2011...............................  BBB+            2,896
   1,175    Intelsat Ltd.,
              6.50%, 11/01/2013...............................  BBB+            1,078
   1,225    Motorola, Inc.,
              7.50%, 05/15/2025...............................  BBB             1,324
   1,680    Raytheon Co.,
              4.50%, 11/15/2007...............................  BBB-            1,720
     680    Raytheon Co.,
              6.55%, 03/15/2010...............................  BBB-              743
     655    Raytheon Co.,
              8.30%, 03/01/2010...............................  BBB-              773
     380    Rogers Cable, Inc.,
              6.25%, 06/15/2013...............................  BBB-              366
   1,400    Sprint Capital Corp.,
              8.75%, 03/15/2032...............................  BBB-            1,672
   1,000    Telefonica Europe B.V.,
              7.35%, 09/15/2005...............................  A               1,066
   1,560    Time Warner Companies, Inc.,
              7.25%, 10/15/2017...............................  BBB+            1,709
   1,900    Time Warner Entertainment Co. LP,
              8.375%, 03/15/2023..............................  BBB+            2,235
                                                                             --------
                                                                               23,707
                                                                             --------
            UTILITIES -- 4.6%
   1,590    Carolina Power & Light Co.,
              5.125%, 09/15/2013..............................  BBB             1,587
   1,140    Carolina Power & Light Co.,
              6.125%, 09/15/2033..............................  BBB             1,124
     250    Cleveland Electric Illuminating Co.,
              7.13%, Ser B 07/01/2007.........................  AAA               276
   2,040    Commonwealth Edison Co.,
              4.70%, 04/15/2015...............................  A-              1,950
   1,100    Consumers Energy Co.,
              6.25%, 09/15/2006...............................  BBB-            1,173
     565    Detroit Edison Co.,
              6.125%, 10/01/2010..............................  A-                608
   1,175    Duke Energy Corp.,
              3.75%, 03/05/2008...............................  BBB+            1,169
   1,400    Florida Power & Light Co.,
              5.65%, 02/01/2035...............................  A               1,329
   3,200    FPL Group Capital, Inc.,
              3.25%, 04/11/2006...............................  A-              3,235
   1,660    Kinder Morgan, Inc.,
              6.65%, 03/01/2005...............................  BBB             1,723
     800    Northern States Power Co.,
              2.875%, 08/01/2006..............................  BBB+              797

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TOTAL RETURN BOND FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(C)
---------                                                       ----------   --------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            UTILITIES -- (CONTINUED)
 $ 1,500    Northern States Power Co.,
              8.00%, Ser B 08/28/2012.........................  BBB+         $  1,804
   1,600    Pacificorp,
              5.45%, 09/15/2013...............................  A               1,640
     200    Pacificorp, 6.12%, 01/15/2006.....................  A                 212
     900    Public Service Co. of Colorado, 4.875%, Ser 12
              03/01/2013......................................  BBB+              886
   1,400    Public Service Electric & Gas Co.,
              5.375%, 09/01/2013..............................  A-              1,430
     125    Public Service Electric & Gas Co.,
              7.00%, 09/01/2024...............................  AAA               127
   2,007    Southern California Edison Co.,
              8.00%, 02/15/2007...............................  BBB             2,250
     850    Texas-New Mexico Power Co.,
              6.125%, 06/01/2008..............................  BB+               867
   1,250    TXU Corp.,
              6.375%, Ser J 06/15/2006........................  BBB-            1,329
     265    Westar Energy, Inc.,
              8.50%, 07/01/2022...............................  BBB-              273
                                                                             --------
                                                                               25,789
                                                                             --------
            Total corporate bonds: investment grade (cost
              $200,740).......................................               $200,657
                                                                             --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 3.6%
            BASIC MATERIALS -- 0.5%
 $   530    Georgia-Pacific Corp.,
              8.00%, 01/15/2024(h)............................  BB+          $    557
   1,125    Owens-Brockway Glass Container, Inc.,
              8.75%, 11/15/2012...............................  BB-             1,229
     300    PolyOne Corp.,
              6.875%, 12/01/2004(g)...........................  BB-               301
     575    Vale Overseas Ltd.,
              8.25%, 01/17/2034...............................  Ba2*              494
                                                                             --------
                                                                                2,581
                                                                             --------
            CONSUMER CYCLICAL -- 0.2%
     950    AutoNation, Inc.,
              9.00%, 08/01/2008...............................  BB+             1,083
                                                                             --------
            CONSUMER STAPLES -- 0.2%
   1,075    Tembec Industries, Inc.,
              8.625%, 06/30/2009..............................  BB-             1,096
                                                                             --------
            ENERGY -- 0.2%
   1,500    El Paso CGP Co.,
              6.50%, 06/01/2008...............................  CCC+            1,283
                                                                             --------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(C)
---------                                                       ----------   --------
            FINANCE -- 0.3%
 $   365    Colombia (Republic of),
              10.375%, 01/28/2033.............................  BB           $    367
     970    Panama (Republic of),
              9.625%, 02/08/2011..............................  BB              1,101
     600    Peru (Republic of),
              4.50%, 03/07/2017...............................  BB-               510
                                                                             --------
                                                                                1,978
                                                                             --------
            HEALTH CARE -- 0.1%
     290    Omnicare, Inc.,
              6.125%, 06/01/2013..............................  BB+               292
                                                                             --------
            SERVICES -- 0.6%
     840    Browning-Ferris Industries, Inc.,
              6.375%, 01/15/2008..............................  BB-               857
   1,400    CSC Holdings, Inc.,
              7.625%, 07/15/2018..............................  BB-             1,414
   1,250    Starwood Hotels & Resorts Worldwide, Inc.,
              7.875%, 05/01/2012..............................  BB+             1,367
                                                                             --------
                                                                                3,638
                                                                             --------
            TECHNOLOGY -- 1.0%
     440    Corning, Inc.,
              8.30%, 04/04/2025...............................  Ba2*              460
     500    KPNQwest N.V.,
              8.125%, 06/01/2009(1)...........................  NR                 @@
     647    Lucent Technologies, Inc.,
              6.45%, 03/15/2029H..............................  B                 513
     280    Lucent Technologies, Inc.,
              6.50%, 01/15/2028...............................  B                 222
     492    Marconi Corp. plc,
              8.00%, 04/30/2008(g)............................  NR                538
     147    MCI, Inc.,
              5.91%, 05/01/2007H..............................  NR                145
     147    MCI, Inc.,
              6.69%, 05/01/2009H..............................  NR                140
     126    MCI, Inc.,
              7.74%, 05/01/2014H..............................  NR                117
   1,625    PerkinElmer, Inc.,
              8.875%, 01/15/2013..............................  BB-             1,852
   1,455    Qwest Corp.,
              6.875%, 09/15/2033..............................  B-              1,193
     420    Shaw Communications, Inc.,
              8.25%, 04/11/2010...............................  BB+               472
                                                                             --------
                                                                                5,652
                                                                             --------
            UTILITIES -- 0.5%
   1,100    DPL, Inc.,
              6.875%, 09/01/2011..............................  B+              1,084
     275    Kansas Gas & Electric Co.,
              6.20%, 01/15/2006...............................  BB+               287
     135    Kansas Gas & Electric Co.,
              8.29%, 03/29/2016...............................  BB-               138

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 STANDARD
PRINCIPAL                                                       AND POOR'S    MARKET
 AMOUNT                                                           RATING     VALUE(C)
---------                                                       ----------   --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            UTILITIES -- (CONTINUED)
 $   850    Montana Power Co.,
              7.30%, 12/01/2006(h)............................  D            $    863
     155    Tennessee Gas Pipeline Co.,
              7.00%, 10/15/2028H..............................  B-                140
                                                                             --------
                                                                                2,512
                                                                             --------
            Total corporate bonds: non-investment grade (cost
              $20,017)........................................               $ 20,115
                                                                             --------
U.S. GOVERNMENT SECURITIES -- 36.3%
            FEDERAL HOME LOAN MORTGAGE -- 1.9%
 $ 1,400    3.125% 2006H..................................................   $  1,403
   3,800    4.10% 2014H...................................................      3,668
   5,357    5.50% 2033 -- 2034(j).........................................      5,353
                                                                             --------
                                                                               10,424
                                                                             --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 19.0%
  26,271    5.00% 2018 -- 2034(j).........................................     26,036
  45,637    5.50% 2033 -- 2034(j).........................................     45,553
  26,757    6.00% 2013 -- 2033............................................     27,444
   5,037    6.50% 2031 -- 2033............................................      5,244
   1,260    7.50% 2029 -- 2031............................................      1,348
                                                                             --------
                                                                              105,625
                                                                             --------
            GOVERNMENT NATIONAL MORTGAGE -- 5.8%
  14,516    5.50% 2033....................................................     14,535
   1,975    6.00% 2032....................................................      2,026
  15,020    6.50% 2028 -- 2032............................................     15,696
                                                                             --------
                                                                               32,257
                                                                             --------
            OTHER DIRECT FEDERAL OBLIGATIONS -- 0.4%
     250    Federal Home Loan Bank,
              4.19%, 02/20/2007(e)........................................        265
   8,800    Tennessee Valley Authority,
              6.96%, 11/01/2025(f)........................................      1,995
                                                                             --------
                                                                                2,260
                                                                             --------
            U.S. TREASURY SECURITIES -- 9.2%
  18,915    1.875% 2005H..................................................     18,863
   4,375    3.375% 2007(k)H...............................................      5,544
   2,175    3.625% 2008(k)H...............................................      2,758
     680    4.00% 2014H...................................................        653
   6,515    5.375% 2031H..................................................      6,601
  15,085    6.25% 2023H...................................................     16,762
                                                                             --------
                                                                               51,181
                                                                             --------
            Total U.S. government securities
              (cost $204,690).............................................   $201,747
                                                                             --------
                                                                             MARKET
                                                                             VALUE(C)
 SHARES                                                                      --------
COMMON STOCK -- 0.1%
            TECHNOLOGY -- 0.1%
       5    Global Crossing Ltd.(a)H......................................   $     35
      19    MCI, Inc.(a)..................................................        274
                                                                             --------
                                                                                  309
                                                                             --------
            Total common stock
              (cost $497).................................................   $    309
                                                                             --------
            Total long-term investments
              (cost $479,718).............................................   $475,397
                                                                             --------
SHORT-TERM INVESTMENTS -- 29.4%
            COLLATERAL FOR SECURITIES LENDING -- 11.0%
 $61,243    Navigator Prime Portfolio.....................................   $ 61,243
                                                                             --------
PRINCIPAL
 AMOUNT
---------
            FINANCE -- 18.4%
 $27,731    BNP Paribas Repurchase Agreement,
              0.91%, 05/03/2004 (Note 2f).................................     27,731
  33,278    Greenwich Repurchase Agreement,
              0.92%, 05/03/2004 (Note 2f).................................     33,278
   7,943    State Street Repurchase Agreement,
              0.89%, 05/03/2004 (Note 2f).................................      7,943
  33,277    UBS Warburg Repurchase Agreement,
              0.91%, 05/03/2004 (Note 2f).................................     33,277
                                                                             --------
                                                                              102,229
                                                                             --------
            Total short-term investments
              (cost $163,472).............................................   $163,472
                                                                             --------
            Total investments in securities
              (cost $643,190)(b)..........................................   $638,869
                                                                             ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (a)  Presently non-income producing.

  (b) At April 30, 2004, the cost of securities for federal income tax purposes is $643,704 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

   Unrealized appreciation.........................  $ 3,124
   Unrealized depreciation.........................   (7,959)
                                                     -------
   Net unrealized depreciation.....................  $(4,835)
                                                     =======

  (c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  (d) Market value of investments in foreign securities represents 13.14% of total net assets as of April 30, 2004.

  (e) Variable rate securities; the yield reported is the rate in effect as of April 30, 2004.

  (f) The interest rate disclosed for these securities represents the effec-tive yield on the date of acquisition.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TOTAL RETURN BOND FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------


  (g)  The following securities are considered illiquid.

    PERIOD                                           COST
   ACQUIRED  SHARES/PAR           SECURITY           BASIS
   --------  ----------           --------           -----
   2003         492       Marconi Corp., due 2008    $450
   2002         300       PolyOne Corp., due 2004     299

     The aggregate value of these securities as of April 30, 2004, was $839, which represents 0.15% of total net assets.

  (h) Securities exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $15,944, which represents
       2.87% of total net assets of the fund as of April 30, 2004.

  (i) The interest rates disclosed for interest only strips represent effec-tive yields based upon estimated future cash flows at April 30, 2004.

  (j) The cost of securities purchased on a when-issued basis at April 30, 2004 was $26,928.

  (k) U.S. Treasury inflation-protection securities (TIP) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

  (1)  Debt security in default due to bankruptcy.

FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AS OF APRIL 30, 2004

                                                               UNREALIZED
                                      CONTRACT    DELIVERY    APPRECIATION
        DESCRIPTION       MARKET VA    AMOUNT       DATE     (DEPRECIATION)
        -----------       ---------   --------   ----------  --------------
   Euro (Sell)             40,187      39,682    07/23/2004       (505)

    H Security is fully or partially on loan as of April 30, 2004. See Note 2d of accompanying Notes to Financial Statements.

   @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

    *  Moody's Rating.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE(B)
---------                                                       --------
U.S. GOVERNMENT SECURITIES -- 97.3%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 33.4%
            MORTGAGE BACKED SECURITIES:
 $ 5,168    5.00% 2033........................................  $  5,014
   5,588    5.50% 2032........................................     5,584
   3,377    6.00% 2032........................................     3,456
  28,625    6.50% 2031........................................    30,108
     216    7.00% 2029 -- 2031................................       229
     227    9.00% 2022........................................       255
       1    10.50% 2015.......................................         1
      27    11.25% 2013.......................................        31
     133    11.50% 2015 -- 2019...............................       150
     135    11.75% 2010 -- 2011...............................       152
      33    12.50% 2019.......................................        38
            NOTES:
  10,000    3.375% 2009.......................................     9,706
  15,000    5.25% 2012........................................    14,834
   6,000    6.25% 2032........................................     6,372
            REMIC -- PAC'S:
   7,000    5.50% 2029........................................     7,259
  10,000    6.00% 2028........................................    10,263
                                                                --------
                                                                  93,452
                                                                --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 36.6%
            MORTGAGE BACKED SECURITIES:
  15,865    5.50% 2015 -- 2032................................    15,876
   2,259    5.85% 2009........................................     2,420
   2,809    5.89% 2008........................................     3,013
  27,097    6.00% 2016 -- 2034................................    27,776
   1,358    6.01% 2009........................................     1,458
   2,681    6.36% 2008........................................     2,900
   1,739    6.50% 2013 -- 2015................................     1,844
   5,655    6.52% 2008........................................     6,133
   6,004    7.184% 2006.......................................     6,467
     191    7.50% 2030........................................       204
      59    8.00% 2025........................................        65
      77    8.50% 2022........................................        84
      44    9.00% 2020........................................        50
      97    9.75% 2020........................................       108
     211    10.00% 2020.......................................       238
      72    10.50% 2012 -- 2018...............................        82
      18    10.75% 2013.......................................        20
     423    11.00% 2015 -- 2020...............................       477
      68    11.25% 2013.......................................        75
      17    11.50% 2015.......................................        20
      56    12.00% 2011 -- 2014...............................        64
     126    12.50% 2015.......................................       144
            NOTES:
   6,100    3.375% 2008.......................................     5,967
  17,500    6.25% 2029........................................    18,580
            REMIC -- PAC'S:
   8,000    6.50% 2032........................................     8,517
                                                                --------
                                                                 102,581
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE(B)
---------                                                       --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 18.0%
            REMIC -- PAC'S:
 $35,916    6.00% 2030 -- 2032................................  $ 37,482
            MORTGAGE BACKED SECURITIES:
     995    6.00% 2034........................................     1,020
  10,091    6.50% 2031 -- 2032................................    10,544
     161    7.00% 2030........................................       170
     237    8.00% 2017 -- 2022................................       260
     831    9.50% 2016 -- 2019................................       936
      57    11.00% 2015 -- 2018...............................        65
                                                                --------
                                                                  50,477
                                                                --------
            OTHER DIRECT FEDERAL OBLIGATIONS -- 2.9%
            FEDERAL HOME LOAN BANK:
   7,750    5.75% 2012........................................     8,197
                                                                --------
            U.S. TREASURY SECURITIES -- 6.4%
            BONDS:
   8,870    7.875% 2021H......................................    11,519
                                                                --------
            NOTES:
   5,000    3.875% 2009(c)....................................     6,366
                                                                --------
                                                                  17,885
                                                                --------
            Total U.S. government securities
              (cost $272,724).................................  $272,592
                                                                --------
 SHARES
---------
SHORT-TERM INVESTMENTS -- 5.3%
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 3.4%
   9,485    Boston Global Investment Trust....................  $  9,485
                                                                --------
PRINCIPAL
 AMOUNT
---------
            FINANCE -- 1.9%
            FINANCE AND INSURANCE
 $ 1,429    BNP Paribas Repurchase Agreement,
              0.91%, 05/03/2004 (Note 2f).....................     1,429
   1,715    Greenwich Repurchase Agreement,
              0.92%, 05/03/2004 (Note 2f).....................     1,715
     409    State Street Repurchase Agreement,
              0.89%, 05/03/2004 (Note 2f).....................       409
   1,715    UBS Warburg Repurchase Agreement,
              0.91%, 05/03/2004 (Note 2f).....................     1,715
                                                                --------
                                                                   5,267
                                                                --------
            Total short-term investments
              (cost $14,752)..................................  $ 14,752
                                                                --------
            Total investments in securities
              (cost $287,476)(a)..............................  $287,344
                                                                ========

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
(a) At April 30, 2004, the cost of securities for income tax purposes is $287,476 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

   Unrealized appreciation.........................  $ 3,682
   Unrealized depreciation.........................   (3,814)
                                                     -------
   Net unrealized appreciation.....................  $  (132)
                                                     =======

  (b) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  (c) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.


 H   Security is fully or partially on loan as of April 30, 2004. See
     Note 2d of accompanying Notes to Financial Statements.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD VALUE FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
COMMON STOCK -- 97.3%
            BASIC MATERIALS -- 5.2%
    47      Alcoa, Inc. ......................................  $ 1,455
    34      DuPont (E.I.) de Nemours & Co. ...................    1,460
    14      Kimberly-Clark Corp. .............................      929
                                                                -------
                                                                  3,844
                                                                -------
            CAPITAL GOODS -- 6.4%
     4      General Dynamics Corp. ...........................      374
    11      Illinois Tool Works, Inc. ........................      940
    17      Rockwell Automation, Inc. ........................      559
    65      Teradyne, Inc. (with rights)(a)...................    1,327
    57      Tyco International Ltd. (with rights).............    1,551
                                                                -------
                                                                  4,751
                                                                -------
            CONSUMER CYCLICAL -- 6.8%
    19      Caterpillar, Inc. (with rights)...................    1,461
    42      Dollar General Corp. (with rights)................      792
    23      General Motors Corp. .............................    1,105
    28      McDonald's Corp. .................................      754
    13      NIKE, Inc. Class B................................      936
                                                                -------
                                                                  5,048
                                                                -------
            CONSUMER STAPLES -- 6.4%
    26      Coca-Cola Enterprises, Inc. ......................      702
    31      Kellogg Co. ......................................    1,317
    27      PepsiCo, Inc. ....................................    1,482
    20      Weyerhaeuser Co. .................................    1,208
                                                                -------
                                                                  4,709
                                                                -------
            ENERGY -- 9.2%
    16      ChevronTexaco Corp. ..............................    1,473
    19      ConocoPhillips (with rights)......................    1,376
    81      Exxon Mobil Corp. ................................    3,434
     7      National Fuel Gas Co. ............................      181
     7      Progress Energy, Inc. ............................      282
                                                                -------
                                                                  6,746
                                                                -------
            FINANCE AND INSURANCE -- 28.9%
    24      ACE Ltd. (with rights)............................    1,035
    12      Anthem, Inc.(a)...................................    1,028
    34      Bank of America Corp. ............................    2,769
    19      Bank One Corp. ...................................      918
    13      Chubb Corp. (with rights).........................      890
    71      Citigroup, Inc. ..................................    3,390
    14      Fannie Mae........................................      928
    13      Goldman Sachs Group, Inc. ........................    1,283
    13      Marsh & McLennan Companies, Inc.
              (with rights)...................................      564
    25      Morgan Stanley (with rights)......................    1,274
    54      National City Corp. ..............................    1,855

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
            FINANCE AND INSURANCE -- (CONTINUED)
    13      PNC Financial Services Group, Inc.
              (with rights)...................................  $   706
    21      Principal Financial Group, Inc. ..................      755
    43      St. Paul Travelers Companies, Inc. ...............    1,733
     4      StanCorp Financial Group, Inc. ...................      223
     5      SunTrust Banks, Inc. .............................      347
    13      Washington Mutual, Inc. (with rights).............      506
    20      Wells Fargo & Co. (with rights)...................    1,118
                                                                -------
                                                                 21,322
                                                                -------
            HEALTH CARE -- 8.3%
    11      Bard (C.R.), Inc. (with rights)...................    1,201
    28      Baxter International, Inc. (with rights)..........      896
    34      CVS Corp. ........................................    1,317
    65      Pfizer, Inc. (with rights)........................    2,326
    10      Wyeth (with rights)...............................      373
                                                                -------
                                                                  6,113
                                                                -------
            SERVICES -- 3.1%
    48      Comcast Corp. Special Class A(a)..................    1,400
    31      Republic Services, Inc. ..........................      905
                                                                -------
                                                                  2,305
                                                                -------
            TECHNOLOGY -- 11.8%
    65      Applied Materials, Inc.(a)........................    1,185
    15      Beckman Coulter, Inc. (with rights)...............      810
    36      BellSouth Corp. (with rights).....................      929
    24      Emerson Electric Co. (with rights)................    1,439
    55      Hewlett-Packard Co. ..............................    1,080
    42      Intel Corp. ......................................    1,073
    34      SBC Communications, Inc. .........................      839
    79      Time Warner, Inc. (with rights)(a)................    1,336
                                                                -------
                                                                  8,691
                                                                -------
            TRANSPORTATION -- 6.2%
    35      CSX Corp. (with rights)...........................    1,077
    60      Shell Transport & Trading Co. plc ADRH............    2,503
    68      Southwest Airlines Co. (with rights)..............      975
                                                                -------
                                                                  4,555
                                                                -------
            UTILITIES -- 5.0%
    13      Dominion Resources, Inc. .........................      826
    22      Exelon Corp. .....................................    1,500
     7      PPL Corp. ........................................      304
    17      SCANA Corp. ......................................      571
    14      TXU Corp. (with rights)...........................      478
                                                                -------
                                                                  3,679
                                                                -------
            Total common stock
              (cost $65,880)..................................  $71,763
                                                                -------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD VALUE FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE(C)
---------                                                       --------
SHORT-TERM INVESTMENTS -- 2.2%
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 0.9%
   629      Boston Global Investment Trust....................  $   629
                                                                -------
PRINCIPAL
AMOUNT
---------
            FINANCE -- 1.3%
  $108      BNP Paribas Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f).....................      108
   362      Deutsche Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f).....................      362
   508      UBS Warburg Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f).....................      508
                                                                -------
                                                                    978
                                                                -------
            Total short-term investments
              (cost $1,607)...................................  $ 1,607
                                                                -------
            Total investments in securities
              (cost $67,487)(b)...............................  $73,370
                                                                =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.


  (a)  Presently non-income producing.

  (b) At April 30, 2004, the cost of securities for federal income tax purposes is $67,815 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

   Unrealized appreciation.........................  $ 6,584



   Unrealized depreciation.........................   (1,029)
                                                     -------



   Net unrealized appreciation.....................  $ 5,555
                                                     =======

 (c) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

 (d) Market value of investments in foreign securities represents 3.40% of total net assets as of April 30, 2004.


 H   Security is fully or partially on loan as of April 30, 2004. See
     Note 2d of accompanying Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD VALUE OPPORTUNITIES FUND

 SCHEDULE OF INVESTMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              MARKET
SHARES                                                       VALUE(C)
------                                                       --------
COMMON STOCK -- 98.3%
         BASIC MATERIALS -- 6.9%
    9    Aracruz Celulose S.A. ADR.........................  $   277
   14    Engelhard Corp. (with rights).....................      398
   40    IMC Global, Inc. (with rights)....................      498
   41    Michelin (C.G.D.E.) Class B(e)....................    1,883
22...    Pactiv Corp.(a)...................................      514
    4    Peabody Energy Corp. .............................      187
   30    Sappi Ltd. ADR....................................      413
   32    Smurfit-Stone Container Corp. (with rights)(a)....      552
                                                             -------
                                                               4,722
                                                             -------
         CAPITAL GOODS -- 7.7%
   78    Axcelis Technologies, Inc.(a).....................      821
  106    Bombardier, Inc. Class B..........................      465
   10    IHC Caland N.V.(e)................................      476
    4    SPX Corp.(a)......................................      195
   33    Teradyne, Inc. (with rights)(a)...................      678
   96    Tyco International Ltd. (with rights).............    2,641
                                                             -------
                                                               5,276
                                                             -------
         CONSUMER CYCLICAL -- 11.7%
    2    Blockbuster, Inc. Class AH........................       35
   31    CBRL Group, Inc.(a)...............................    1,145
   48    Foot Locker, Inc. ................................    1,140
    6    M.D.C. Holdings, Inc. ............................      400
  501    Rinker Group Ltd.(e)..............................    2,566
   17    Ross Stores, Inc. ................................      528
   40    TJX Companies, Inc. ..............................      993
    3    Toll Brothers, Inc.(a)............................      107
   45    WCI Communities, Inc.(a)..........................    1,084
                                                             -------
                                                               7,998
                                                             -------
         CONSUMER STAPLES -- 1.3%
   16    Bunge Ltd. .......................................      600
    7    EnCana Corp. .....................................      268
                                                             -------
                                                                 868
                                                             -------
         ENERGY -- 8.0%
   12    Devon Energy Corp. ...............................      759
   23    GlobalSantaFe Corp. ..............................      607
   18    Noble Corp. (with rights)(a)......................      654
    2    Progress Energy, Inc. ............................       98
   26    Royal Dutch Petroleum Co. NY Shares...............    1,250
    7    Talisman Energy, Inc. ............................      370
   12    Total S.A. ADR....................................    1,124
   19    UGI Corp. ........................................      608
                                                             -------
                                                               5,470
                                                             -------
         FINANCE AND INSURANCE -- 36.4%
   23    ACE Ltd. (with rights)............................    1,013
   22    Anthem, Inc.(a)...................................    1,984
   46    Apollo Investment Corp.(a)........................      627
   36    Bank of America Corp. ............................    2,900
   27    CIT Group, Inc. ..................................      921
   57    Citigroup, Inc. ..................................    2,764

                                                              MARKET
SHARES                                                       VALUE(C)
------                                                       --------
         FINANCE AND INSURANCE -- (CONTINUED)
   47    Fannie Mae........................................  $ 3,195
   12    Freddie Mac.......................................      677
   52    Hibernia Corp. Class A............................    1,129
    2    MBIA, Inc. .......................................      106
   42    National City Corp. ..............................    1,463
    9    Oxford Health Plans, Inc. ........................      495
   25    Platinum Underwriters Holdings Ltd. ..............      784
   16    Radian Group, Inc. ...............................      749
    1    Regions Financial Corp. ..........................       24
   15    Reinsurance Group of America, Inc. ...............      590
   39    RenaissanceRe Holdings Ltd. ADR...................    2,029
   54    Rent-A-Center, Inc.(a)............................    1,586
   23    St. Paul Travelers Companies, Inc. ...............      946
    5    Union Planters Corp. .............................      131
   14    UnionBanCal Corp. ................................      743
                                                             -------
                                                              24,856
                                                             -------
         HEALTH CARE -- 6.4%
    8    Aventis S.A. ADR..................................      604
   13    GlaxoSmithKline plc ADR...........................      559
   14    Health Net, Inc. (with rights)(a).................      348
   11    Merck & Co., Inc. ................................      498
   25    Pfizer, Inc. (with rights)........................      880
   40    Wyeth (with rights)...............................    1,511
                                                             -------
                                                               4,400
                                                             -------
         SERVICES -- 4.3%
   26    BearingPoint, Inc. (with rights)(a)...............      258
   49    Comcast Corp. Special Class A(a)..................    1,420
   30    Unisys Corp.(a)...................................      391
  115    UnitedGlobalCom, Inc. Class A(a)..................      860
                                                             -------
                                                               2,929
                                                             -------
         TECHNOLOGY -- 8.3%
   22    Arrow Electronics, Inc.(a)........................      564
   14    Cox Communications, Inc. Class A(a)...............      455
   25    Fairchild Semiconductor International, Inc.(a)....      483
   20    Lam Research Corp.(a).............................      434
   31    McLeod USA, Inc. Class A(a).......................       27
   56    Microsoft Corp. ..................................    1,454
   20    Nextel Communications, Inc. Class A(a)............      477
   19    Seagate Technology(a).............................      238
   72    Time Warner, Inc. (with rights)(a)................    1,216
   19    Vishay Intertechnology, Inc.(a)...................      338
                                                             -------
                                                               5,686
                                                             -------
         TRANSPORTATION -- 4.2%
   44    AMR Corp.(a)H.....................................      497
   53    Continental Airlines, Inc. Class B
           (with rights)(a)................................      569
   35    Pinnacle Airlines Corp.(a)........................      492
   31    United Defense Industries, Inc.(a)................    1,085
    8    USF Corp. ........................................      250
                                                             -------
                                                               2,893
                                                             -------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD VALUE OPPORTUNITIES FUND

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              MARKET
SHARES                                                       VALUE(C)
------                                                       --------
COMMON STOCK -- (CONTINUED)
         UTILITIES -- 3.1%
    7    Dominion Resources, Inc. .........................  $   421
    7    Exelon Corp. .....................................      442
    8    PPL Corp. ........................................      347
26...    TXU Corp. (with rights)...........................      881
                                                             -------
                                                               2,091
                                                             -------
         Total common stock
           (cost $57,995)..................................  $67,189
                                                             -------
SHORT-TERM INVESTMENTS -- 2.5%
         SECURITIES PURCHASED WITH PROCEEDS FROM SECURITIES
         LENDING -- 0.7%
502..    Boston Global Investment Trust....................  $   502
                                                             -------
PRINCIPAL
 AMOUNT
---------
            FINANCE -- 1.8%
  $135      BNP Paribas Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f).....................      135
   449      Deutsche Joint Repurchase Agreement,
              1.00%, 05/03/2004 (Note 2f).....................      449
   632      UBS Warburg Joint Repurchase Agreement, 1.00%,
              05/03/2004 (Note 2f)............................      632
                                                                -------
                                                                  1,216
                                                                -------
            Total short-term investments
              (cost $1,718)...................................  $ 1,718
                                                                -------
            Total investments in securities
              (cost $59,713)(b)...............................  $68,907
                                                                =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.


  (a)  Presently non-income producing.

  (b) At April 30, 2004, the cost of securities for federal income tax purposes is $60,826 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

   Unrealized appreciation..........................  $9,018



   Unrealized depreciation..........................    (937)
                                                      ------



   Net unrealized appreciation......................  $8,081
                                                      ======

  (c) See Note 2b of accompanying Notes of Financial Statements regarding valuation of securities.


  (d) Market value of investments in foreign securities represents 15.00% of total net assets as of April 30, 2004.


  (e) Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of April 30, 2004, was $4,925, which represents 4.21% of total net assets.


    H Security is fully or partially on loan as of April 30, 2004. See Note 2d of accompanying Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

                      (This page intentionally left blank)

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 STATEMENT OF ASSETS AND LIABILITIES
 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                   THE HARTFORD
                                                              THE HARTFORD           CAPITAL
                                                                ADVISERS           APPRECIATION
                                                                  FUND                 FUND
                                                              ------------         ------------
ASSETS
 Investments in securities, at value; (amortized cost for
   Money Market)@...........................................   $2,720,360           $6,458,940
 Cash.......................................................            1                   --
 Foreign currency on deposit with custodian#................           --                2,151
 Unrealized appreciation in forward foreign currency
   contracts................................................           --                   --
 Receivables:
   Investment securities sold...............................        6,660               57,640
   Fund shares sold.........................................        6,623               39,005
   Dividends and interest...................................        9,388                8,960
 Other assets...............................................          428                  475
                                                               ----------           ----------
Total assets................................................    2,743,460            6,567,171
                                                               ----------           ----------
LIABILITIES
 Unrealized depreciation on forward foreign currency
   contracts................................................           --                5,215
 Bank overdraft.............................................           --                   --
 Payable upon return of securities loaned (Note 2d).........      127,816              359,440
 Payables:
   Investment securities purchased..........................        9,425               39,460
   Fund shares redeemed.....................................        3,483                6,586
   Investment advisory and management fees (Note 3).........          183                  460
   Distribution fees (Note 3)...............................          204                  508
 Accrued expenses...........................................        1,270                2,421
                                                               ----------           ----------
Total liabilities...........................................      142,381              414,090
                                                               ----------           ----------
Net assets..................................................   $2,601,079           $6,153,081
                                                               ==========           ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................   $2,798,057           $5,756,806
Accumulated undistributed (distribution in excess of) net
 investment income (loss)...................................        2,072               (4,963)
Accumulated net realized gain (loss) on investments and
 foreign currency transactions..............................     (345,375)            (345,185)
Unrealized appreciation (depreciation) of investments in
 securities and the translations of assets and liabilities
 denominated in foreign currency............................      146,325              746,423
                                                               ----------           ----------
Net assets..................................................   $2,601,079           $6,153,081
                                                               ==========           ==========
Shares authorized...........................................      760,000              620,000
                                                               ----------           ----------
Par value...................................................   $    0.001           $    0.001
                                                               ----------           ----------
CLASS A: Net asset value per share..........................   $    14.59           $    29.33
                                                               ----------           ----------
 Maximum offering price per share...........................   $    15.44           $    31.04
                                                               ----------           ----------
 Shares outstanding.........................................      109,363              120,315
                                                               ----------           ----------
CLASS B: Net asset value per share..........................   $    14.44           $    27.53
                                                               ----------           ----------
 Shares outstanding.........................................       40,761               48,465
                                                               ----------           ----------
CLASS C: Net asset value per share..........................   $    14.58           $    27.58
                                                               ----------           ----------
 Maximum offering price per share...........................   $    14.73           $    27.86
                                                               ----------           ----------
 Shares outstanding.........................................       27,806               43,921
                                                               ----------           ----------
CLASS E: Net asset value per share..........................           --                   --
                                                               ----------           ----------
 Maximum offering price per share...........................           --                   --
                                                               ----------           ----------
 Shares outstanding.........................................           --                   --
                                                               ----------           ----------
CLASS H: Net asset value per share..........................           --                   --
                                                               ----------           ----------
 Shares outstanding.........................................           --                   --
                                                               ----------           ----------
CLASS L: Net asset value per share..........................           --                   --
                                                               ----------           ----------
 Maximum offering price per share...........................           --                   --
                                                               ----------           ----------
 Shares outstanding.........................................           --                   --
                                                               ----------           ----------
CLASS M: Net asset value per share..........................           --                   --
                                                               ----------           ----------
 Shares outstanding.........................................           --                   --
                                                               ----------           ----------
CLASS N: Net asset value per share..........................           --                   --
                                                               ----------           ----------
 Shares outstanding.........................................           --                   --
                                                               ----------           ----------
CLASS Y: Net asset value per share..........................   $    14.77           $    30.66
                                                               ----------           ----------
 Shares outstanding.........................................          800                2,566
                                                               ----------           ----------
CLASS Z: Net asset value per share..........................           --                   --
                                                               ----------           ----------
 Shares outstanding.........................................           --                   --
                                                               ----------           ----------
@ Cost of securities........................................   $2,574,035           $5,707,240
                                                               ----------           ----------
@ Market value of securities on loan........................   $  123,102           $  334,604
                                                               ----------           ----------
# Cost of foreign currency on deposit with custodian........   $       --           $    2,164
                                                               ----------           ----------

@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    THE HARTFORD   THE HARTFORD   THE HARTFORD                   THE HARTFORD      THE HARTFORD     THE HARTFORD
    DISCIPLINED    DIVIDEND AND      EQUITY      THE HARTFORD       GLOBAL       GLOBAL FINANCIAL      GLOBAL
       EQUITY         GROWTH         INCOME         FOCUS       COMMUNICATIONS       SERVICES          HEALTH
        FUND           FUND           FUND           FUND            FUND              FUND             FUND
    ------------   ------------   ------------   ------------   --------------   ----------------   ------------
      $354,115      $2,337,381      $186,479       $123,447        $ 15,007          $ 21,478         $348,041
             2               1             1              1               1                 1                1
            --              --            --             --              --                @@               @@
            --              --            --             --              --                --               --
           943           7,745         1,230             --              45               112            1,803
           799          13,077         4,321            415               8                36            1,765
           470           4,426           472            117              64               139              320
            47             178            81             34              12                 9               41
      --------      ----------      --------       --------        --------          --------         --------
       356,376       2,362,808       192,584        124,014          15,137            21,775          351,971
      --------      ----------      --------       --------        --------          --------         --------
            --              --            --             --              --                @@               --
            --              --            --             --              --                --               --
            --          15,170            --             --           2,915             2,281           43,381
           935          15,451         2,998          1,784             189                37            7,744
           434           2,021           167            254              12                 2              240
            32             165            16             14               1                 2               33
            24             150            12             10               1                 1               25
           147             918            42             77              20                14              112
      --------      ----------      --------       --------        --------          --------         --------
         1,572          33,875         3,235          2,139           3,138             2,337           51,535
      --------      ----------      --------       --------        --------          --------         --------
      $354,804      $2,328,933      $189,349       $121,875        $ 11,999          $ 19,438         $300,436
      ========      ==========      ========       ========        ========          ========         ========
      $438,577      $2,144,698      $187,187       $138,785        $ 16,237          $ 19,113         $263,863
            35           1,551           273           (480)             (9)              131           (1,276)
      (114,455)        (11,060)          656        (21,132)         (5,652)           (1,218)          12,383
                       193,744         1,233          4,702           1,423             1,412           25,466
        30,647
      --------      ----------      --------       --------        --------          --------         --------
      $354,804      $2,328,933      $189,349       $121,875        $ 11,999          $ 19,438         $300,436
      ========      ==========      ========       ========        ========          ========         ========
       300,000         500,000       300,000        300,000         300,000           300,000          300,000
      --------      ----------      --------       --------        --------          --------         --------
      $  0.001      $    0.001      $  0.001       $  0.001        $  0.001          $  0.001         $  0.001
      --------      ----------      --------       --------        --------          --------         --------
      $  10.71      $    17.19      $  10.94       $   9.21        $   5.25          $  10.24         $  15.38
      --------      ----------      --------       --------        --------          --------         --------
      $  11.33      $    18.19      $  11.58       $   9.75        $   5.56          $  10.84         $  16.28
      --------      ----------      --------       --------        --------          --------         --------
        24,264          99,529        13,076          7,936           1,686             1,287           10,974
      --------      ----------      --------       --------        --------          --------         --------
      $  10.27      $    16.98      $  10.92       $   9.02        $   5.13          $  10.09         $  14.92
      --------      ----------      --------       --------        --------          --------         --------
         4,738          17,739         1,075          2,303             292               307            4,550
      --------      ----------      --------       --------        --------          --------         --------
      $  10.28      $    16.95      $  10.92       $   9.01        $   5.12          $  10.10         $  14.93
      --------      ----------      --------       --------        --------          --------         --------
      $  10.38      $    17.12      $  11.03       $   9.10        $   5.17          $  10.20         $  15.08
      --------      ----------      --------       --------        --------          --------         --------
         4,437          15,858         3,161          3,008             243               252            4,185
      --------      ----------      --------       --------        --------          --------         --------
            --              --            --             --              --                --               --
      --------      ----------      --------       --------        --------          --------         --------
            --              --            --             --              --                --               --
      --------      ----------      --------       --------        --------          --------         --------
            --              --            --             --              --                --               --
      --------      ----------      --------       --------        --------          --------         --------
            --              --            --             --              --                --               --
      --------      ----------      --------       --------        --------          --------         --------
            --              --            --             --              --                --               --
      --------      ----------      --------       --------        --------          --------         --------
            --              --            --             --              --                --               --
      --------      ----------      --------       --------        --------          --------         --------
            --              --            --             --              --                --               --
      --------      ----------      --------       --------        --------          --------         --------
            --              --            --             --              --                --               --
      --------      ----------      --------       --------        --------          --------         --------
            --              --            --             --              --                --               --
      --------      ----------      --------       --------        --------          --------         --------
            --              --            --             --              --                --               --
      --------      ----------      --------       --------        --------          --------         --------
            --              --            --             --              --                --               --
      --------      ----------      --------       --------        --------          --------         --------
            --              --            --             --              --                --               --
      --------      ----------      --------       --------        --------          --------         --------
      $  10.99      $    17.38      $  10.95       $   9.33        $   5.34          $  10.32         $  15.75
      --------      ----------      --------       --------        --------          --------         --------
            66           2,771            10            100              76                60               83
      --------      ----------      --------       --------        --------          --------         --------
            --              --            --             --              --                --               --
      --------      ----------      --------       --------        --------          --------         --------
            --              --            --             --              --                --               --
      --------      ----------      --------       --------        --------          --------         --------
      $323,468      $2,143,637      $185,246       $118,745        $ 13,584          $ 20,066         $322,570
      --------      ----------      --------       --------        --------          --------         --------
      $     --      $   14,873      $     --       $     --        $  2,762          $  2,153         $ 41,131
      --------      ----------      --------       --------        --------          --------         --------
      $     --      $       --      $     --       $     --        $     --                @@               @@
      --------      ----------      --------       --------        --------          --------         --------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              THE HARTFORD         THE HARTFORD
                                                                 GLOBAL               GLOBAL
                                                                LEADERS             TECHNOLOGY
                                                                  FUND                 FUND
                                                              ------------         ------------
ASSETS
 Investments in securities, at value; (amortized cost for
   Money Market)@...........................................    $801,615             $ 68,512
 Cash.......................................................           1                   @@
 Foreign currency on deposit with custodian#................         819                    4
 Unrealized appreciation in forward foreign currency
   contracts................................................          68                   --
 Receivables:
   Investment securities sold...............................      33,106                  682
   Fund shares sold.........................................       3,061                  275
   Dividends and interest...................................         762                    6
 Other assets...............................................          57                   25
                                                                --------             --------
Total assets................................................     839,489               69,504
                                                                --------             --------
LIABILITIES
 Unrealized depreciation on forward foreign currency
   contracts................................................          40                   --
 Bank overdraft.............................................          --                   --
 Payable upon return of securities loaned (Note 2d).........     125,726                2,049
 Payables:
   Investment securities purchased..........................      35,609                1,296
   Fund shares redeemed.....................................         712                  121
   Investment advisory and management fees (Note 3).........          63                    8
   Distribution fees (Note 3)...............................          45                    6
 Accrued expenses...........................................         360                   39
                                                                --------             --------
Total liabilities...........................................     162,555                3,519
                                                                --------             --------
Net assets..................................................    $676,934             $ 65,985
                                                                ========             ========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................    $681,863             $124,167
Accumulated undistributed (distribution in excess of) net
 investment income (loss)...................................      (2,274)                (618)
Accumulated net realized gain (loss) on investments and
 foreign currency transactions..............................     (56,769)             (58,923)
Unrealized appreciation (depreciation) of investments in
 securities and the translations of assets and liabilities
 denominated in foreign currency............................      54,114                1,359
                                                                --------             --------
Net assets..................................................    $676,934             $ 65,985
                                                                ========             ========
Shares authorized...........................................     300,000              300,000
                                                                --------             --------
Par value...................................................    $  0.001             $  0.001
                                                                --------             --------
CLASS A: Net asset value per share..........................    $  15.79             $   4.48
                                                                --------             --------
 Maximum offering price per share...........................    $  16.71             $   4.74
                                                                --------             --------
 Shares outstanding.........................................      29,800                7,713
                                                                --------             --------
CLASS B: Net asset value per share..........................    $  15.16             $   4.35
                                                                --------             --------
 Shares outstanding.........................................       5,853                3,211
                                                                --------             --------
CLASS C: Net asset value per share..........................    $  15.21             $   4.35
                                                                --------             --------
 Maximum offering price per share...........................    $  15.36             $   4.39
                                                                --------             --------
 Shares outstanding.........................................       5,776                3,750
                                                                --------             --------
CLASS E: Net asset value per share..........................          --                   --
                                                                --------             --------
 Maximum offering price per share...........................          --                   --
                                                                --------             --------
 Shares outstanding.........................................          --                   --
                                                                --------             --------
CLASS H: Net asset value per share..........................          --                   --
                                                                --------             --------
 Shares outstanding.........................................          --                   --
                                                                --------             --------
CLASS L: Net asset value per share..........................          --                   --
                                                                --------             --------
 Maximum offering price per share...........................          --                   --
                                                                --------             --------
 Shares outstanding.........................................          --                   --
                                                                --------             --------
CLASS M: Net asset value per share..........................          --                   --
                                                                --------             --------
 Shares outstanding.........................................          --                   --
                                                                --------             --------
CLASS N: Net asset value per share..........................          --                   --
                                                                --------             --------
 Shares outstanding.........................................          --                   --
                                                                --------             --------
CLASS Y: Net asset value per share..........................    $  16.27             $   4.56
                                                                --------             --------
 Shares outstanding.........................................       1,827                  246
                                                                --------             --------
CLASS Z: Net asset value per share..........................          --                   --
                                                                --------             --------
 Shares outstanding.........................................          --                   --
                                                                --------             --------
@ Cost of securities........................................    $747,461             $ 67,153
                                                                --------             --------
@ Market value of securities on loan........................    $115,491             $  1,932
                                                                --------             --------
# Cost of foreign currency on deposit with custodian........    $    729             $      4
                                                                --------             --------

@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                  THE HARTFORD
                   THE HARTFORD                                                   INTERNATIONAL   THE HARTFORD
    THE HARTFORD      GROWTH       THE HARTFORD   THE HARTFORD    THE HARTFORD       CAPITAL      INTERNATIONAL
       GROWTH      OPPORTUNITIES    HIGH YIELD       INCOME      INFLATION PLUS   APPRECIATION    OPPORTUNITIES
        FUND           FUND            FUND           FUND            FUND            FUND            FUND
    ------------   -------------   ------------   ------------   --------------   -------------   -------------
    $   664,189     $   740,298      $428,871       $ 34,025       $  591,756       $ 54,379        $156,039
             @@              32            --             --               10             @@               1
             --              --            93             --               --              2             766
             --              --            --             --               --              5              52
          4,754              --         9,592            124               --          1,896           4,501
          6,059             910         1,528            335           13,113          1,160             824
            218             189         8,075            476            3,486             60             711
            166              56           112             16              269             41              13
    -----------     -----------      --------       --------       ----------       --------        --------
        675,386         741,485       448,271         34,976          608,634         57,543         162,907
    -----------     -----------      --------       --------       ----------       --------        --------
             --              --            --             --               --              1              10
             --              --         7,621             23               --             --              --
          6,195          40,808        61,725             --               --         11,264          31,768
          7,124          13,574         2,170            144            2,295          1,649           1,166
            397             450         2,264             31            1,081             15             147
             57              60            31              2               39              5              12
             35              33            30              2               58              3               9
            145             134           152             18              182             32             117
    -----------     -----------      --------       --------       ----------       --------        --------
         13,953          55,059        73,993            220            3,655         12,969          33,229
    -----------     -----------      --------       --------       ----------       --------        --------
    $   661,433     $   686,426      $374,278       $ 34,756       $  604,979       $ 44,574        $129,678
    ===========     ===========      ========       ========       ==========       ========        ========
    $   651,017     $   681,526      $451,851       $ 34,386       $  609,281       $ 40,629        $163,661
         (2,128)         (2,658)         (173)           (18)             (91)          (124)             16
        (70,930)        (71,524)      (85,025)           187            3,473          2,198         (42,085)
                         79,082         7,625            201           (7,684)         1,871           8,086
         83,474
    -----------     -----------      --------       --------       ----------       --------        --------
    $   661,433     $   686,426      $374,278       $ 34,756       $  604,979       $ 44,574        $129,678
    ===========     ===========      ========       ========       ==========       ========        ========
     21,000,000      19,250,000       300,000        300,000          400,000        300,000         300,000
    -----------     -----------      --------       --------       ----------       --------        --------
    $    0.0001     $    0.0001      $  0.001       $  0.001       $    0.001       $  0.001        $  0.001
    -----------     -----------      --------       --------       ----------       --------        --------
    $     16.07     $     22.74      $   7.97       $  10.48       $    10.54       $  10.81        $  10.67
    -----------     -----------      --------       --------       ----------       --------        --------
    $     17.01     $     24.06      $   8.35       $  10.97       $    11.04       $  11.44        $  11.29
    -----------     -----------      --------       --------       ----------       --------        --------
         14,949           1,898        28,721          2,355           23,880          2,957           7,956
    -----------     -----------      --------       --------       ----------       --------        --------
    $     14.43     $     20.16      $   7.95       $  10.49       $    10.54       $  10.59        $  10.15
    -----------     -----------      --------       --------       ----------       --------        --------
          1,515             458         8,749            455            8,252            475           2,246
    -----------     -----------      --------       --------       ----------       --------        --------
    $     14.43     $     20.16      $   7.95       $  10.51       $    10.54       $  10.60        $  10.10
    -----------     -----------      --------       --------       ----------       --------        --------
    $     14.58     $     20.36      $   8.03       $  10.62       $    10.65       $  10.71        $  10.20
    -----------     -----------      --------       --------       ----------       --------        --------
          1,816             514         9,546            503           25,271            683           1,592
    -----------     -----------      --------       --------       ----------       --------        --------
             --              --            --             --               --             --              --
    -----------     -----------      --------       --------       ----------       --------        --------
             --              --            --             --               --             --              --
    -----------     -----------      --------       --------       ----------       --------        --------
             --              --            --             --               --             --              --
    -----------     -----------      --------       --------       ----------       --------        --------
    $     14.50     $     20.28            --             --               --             --              --
    -----------     -----------      --------       --------       ----------       --------        --------
          1,799           2,114            --             --               --             --              --
    -----------     -----------      --------       --------       ----------       --------        --------
    $     16.16     $     22.89            --             --               --             --              --
    -----------     -----------      --------       --------       ----------       --------        --------
    $     16.97     $     24.03            --             --               --             --              --
    -----------     -----------      --------       --------       ----------       --------        --------
         19,794          22,656            --             --               --             --              --
    -----------     -----------      --------       --------       ----------       --------        --------
    $     14.48     $     20.25            --             --               --             --              --
    -----------     -----------      --------       --------       ----------       --------        --------
          1,562           1,174            --             --               --             --              --
    -----------     -----------      --------       --------       ----------       --------        --------
    $     14.48     $     20.25            --             --               --             --              --
    -----------     -----------      --------       --------       ----------       --------        --------
            317             252            --             --               --             --              --
    -----------     -----------      --------       --------       ----------       --------        --------
    $     16.23     $     22.98      $   7.97       $  10.49       $    10.54       $  10.91        $  10.93
    -----------     -----------      --------       --------       ----------       --------        --------
             @@              @@             2              1                2             30             538
    -----------     -----------      --------       --------       ----------       --------        --------
             --           23.79            --             --               --             --              --
    -----------     -----------      --------       --------       ----------       --------        --------
             --           1,397            --             --               --             --              --
    -----------     -----------      --------       --------       ----------       --------        --------
    $   580,715     $   661,216      $421,237       $ 33,824       $  599,440       $ 52,505        $148,007
    -----------     -----------      --------       --------       ----------       --------        --------
    $     6,086     $    32,674      $ 58,875       $     --       $       --       $ 10,476        $ 29,916
    -----------     -----------      --------       --------       ----------       --------        --------
    $        --     $        --      $     94       $     --       $       --       $      2        $    766
    -----------     -----------      --------       --------       ----------       --------        --------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              THE HARTFORD
                                                              INTERNATIONAL
                                                                  SMALL             THE HARTFORD
                                                                 COMPANY               MIDCAP
                                                                  FUND                  FUND
                                                              -------------         ------------
ASSETS
 Investments in securities, at value; (amortized cost for
   Money Market)@...........................................    $ 81,344             $2,627,275
 Cash.......................................................          @@                      1
 Foreign currency on deposit with custodian#................           1                     @@
 Unrealized appreciation in forward foreign currency
   contracts................................................         496                     --
 Receivables:
   Investment securities sold...............................         946                  3,102
   Fund shares sold.........................................         608                  3,298
   Dividends and interest...................................         315                  1,274
 Other assets...............................................          80                    210
                                                                --------             ----------
Total assets................................................      83,790              2,635,160
                                                                --------             ----------
LIABILITIES
 Unrealized depreciation on forward foreign currency
   contracts................................................          57                     --
 Bank overdraft.............................................          --                     --
 Payable upon return of securities loaned (Note 2d).........      13,658                 81,716
 Payables:
   Investment securities purchased..........................       1,046                 14,371
   Fund shares redeemed.....................................          41                  2,516
   Investment advisory and management fees (Note 3).........           8                    210
   Distribution fees (Note 3)...............................           2                    194
 Accrued expenses...........................................          38                  1,141
                                                                --------             ----------
Total liabilities...........................................      14,850                100,148
                                                                --------             ----------
Net assets..................................................    $ 68,940             $2,535,012
                                                                ========             ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................    $ 58,885             $2,157,807
Accumulated undistributed (distribution in excess of) net
 investment income (loss)...................................         204                (10,002)
Accumulated net realized gain (loss) on investments and
 foreign currency transactions..............................       7,883                 (6,001)
Unrealized appreciation (depreciation) of investments in
 securities and the translations of assets and liabilities
 denominated in foreign currency............................       1,968                393,208
                                                                --------             ----------
Net assets..................................................    $ 68,940             $2,535,012
                                                                ========             ==========
Shares authorized...........................................     300,000                460,000
                                                                --------             ----------
Par value...................................................    $  0.001             $    0.001
                                                                --------             ----------
CLASS A: Net asset value per share..........................    $  13.56             $    21.49
                                                                --------             ----------
 Maximum offering price per share...........................    $  14.35             $    22.74
                                                                --------             ----------
 Shares outstanding.........................................       1,659                 70,776
                                                                --------             ----------
CLASS B: Net asset value per share..........................    $  13.40             $    20.48
                                                                --------             ----------
 Shares outstanding.........................................         243                 21,256
                                                                --------             ----------
CLASS C: Net asset value per share..........................    $  13.28             $    20.52
                                                                --------             ----------
 Maximum offering price per share...........................    $  13.41             $    20.73
                                                                --------             ----------
 Shares outstanding.........................................         634                 23,793
                                                                --------             ----------
CLASS E: Net asset value per share..........................          --                     --
                                                                --------             ----------
 Maximum offering price per share...........................          --                     --
                                                                --------             ----------
 Shares outstanding.........................................          --                     --
                                                                --------             ----------
CLASS H: Net asset value per share..........................          --                     --
                                                                --------             ----------
 Shares outstanding.........................................          --                     --
                                                                --------             ----------
CLASS L: Net asset value per share..........................          --                     --
                                                                --------             ----------
 Maximum offering price per share...........................          --                     --
                                                                --------             ----------
 Shares outstanding.........................................          --                     --
                                                                --------             ----------
CLASS M: Net asset value per share..........................          --                     --
                                                                --------             ----------
 Shares outstanding.........................................          --                     --
                                                                --------             ----------
CLASS N: Net asset value per share..........................          --                     --
                                                                --------             ----------
 Shares outstanding.........................................          --                     --
                                                                --------             ----------
CLASS Y: Net asset value per share..........................    $  13.64             $    22.21
                                                                --------             ----------
 Shares outstanding.........................................       2,549                  4,083
                                                                --------             ----------
CLASS Z: Net asset value per share..........................          --                     --
                                                                --------             ----------
 Shares outstanding.........................................          --                     --
                                                                --------             ----------
@ Cost of securities........................................    $ 79,806             $2,234,064
                                                                --------             ----------
@ Market value of securities on loan........................    $ 12,816             $   78,113
                                                                --------             ----------
# Cost of foreign currency on deposit with custodian........    $      2                     @@
                                                                --------             ----------

@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    THE HARTFORD   THE HARTFORD   THE HARTFORD   THE HARTFORD   THE HARTFORD
       MIDCAP         MONEY          SHORT          SMALL         SMALLCAP     THE HARTFORD
       VALUE          MARKET        DURATION       COMPANY         GROWTH         STOCK
        FUND           FUND           FUND           FUND           FUND           FUND
    ------------   ------------   ------------   ------------   ------------   ------------
      $385,853      $  293,190     $  78,622       $305,360     $   222,955     $1,755,457
            @@              13            --             @@               1              1
            @@              --            --             --              --             --
            --              --            --             --              --             --
         2,194              --           993          4,016           3,764             --
         3,411           1,095         1,597          1,533             504          4,612
           282             658         1,068              1              47          2,097
           126             116            36             93              46            301
      --------      ----------     ---------       --------     -----------     ----------
       391,866         295,072        82,316        311,003         227,317      1,762,468
      --------      ----------     ---------       --------     -----------     ----------
            --              --            --              1              --             --
            --              --            --             --              --             --
        12,296              --            --         14,643          12,202             --
         5,876           3,000         1,509          1,879           3,766          3,065
           348           1,551           333          2,326             223          2,772
            35              16             5             28              21            138
            27              19             7             24              18            136
           146             167            35            120              23            843
      --------      ----------     ---------       --------     -----------     ----------
        18,728           4,753         1,889         19,021          16,253          6,954
      --------      ----------     ---------       --------     -----------     ----------
      $373,138      $  290,319     $  80,427       $291,982     $   211,064     $1,755,514
      ========      ==========     =========       ========     ===========     ==========
      $323,547      $  290,319     $  80,757       $345,025     $   264,355     $2,289,691
        (1,123)             --             5         (2,191)         (1,045)          (885)
        14,810              --          (268)       (80,450)        (65,737)      (586,839)
                            --           (67)        29,598          13,491         53,547
        35,904
      --------      ----------     ---------       --------     -----------     ----------
      $373,138      $  290,319     $  80,427       $291,982     $   211,064     $1,755,514
      ========      ==========     =========       ========     ===========     ==========
       300,000       2,700,000       300,000        300,000      21,000,000        300,000
      --------      ----------     ---------       --------     -----------     ----------
      $  0.001      $    0.001     $   0.001       $  0.001     $    0.0001     $    0.001
      --------      ----------     ---------       --------     -----------     ----------
      $  12.21      $     1.00     $   10.09       $  15.05     $     23.89     $    16.94
      --------      ----------     ---------       --------     -----------     ----------
      $  12.92      $     1.00     $   10.40       $  15.93     $     25.28     $    17.93
      --------      ----------     ---------       --------     -----------     ----------
        20,697         214,791         3,477         11,347           1,508         60,429
      --------      ----------     ---------       --------     -----------     ----------
      $  11.96      $     1.00     $   10.09       $  14.19     $     21.81     $    15.99
      --------      ----------     ---------       --------     -----------     ----------
         4,687          48,560         1,092          4,368             474         23,451
      --------      ----------     ---------       --------     -----------     ----------
      $  11.97      $     1.00     $   10.09       $  14.20     $     21.81     $    16.06
      --------      ----------     ---------       --------     -----------     ----------
      $  12.09      $     1.01     $   10.19       $  14.34     $     22.03     $    16.22
      --------      ----------     ---------       --------     -----------     ----------
         5,368          25,956         3,401          3,826             387         18,476
      --------      ----------     ---------       --------     -----------     ----------
            --              --            --             --              --             --
      --------      ----------     ---------       --------     -----------     ----------
            --              --            --             --              --             --
      --------      ----------     ---------       --------     -----------     ----------
            --              --            --             --              --             --
      --------      ----------     ---------       --------     -----------     ----------
            --              --            --             --     $     21.87             --
      --------      ----------     ---------       --------     -----------     ----------
            --              --            --             --             880             --
      --------      ----------     ---------       --------     -----------     ----------
            --              --            --             --     $     23.89             --
      --------      ----------     ---------       --------     -----------     ----------
            --              --            --             --     $     25.08             --
      --------      ----------     ---------       --------     -----------     ----------
            --              --            --             --           4,754             --
      --------      ----------     ---------       --------     -----------     ----------
            --              --            --             --     $     21.84             --
      --------      ----------     ---------       --------     -----------     ----------
            --              --            --             --             788             --
      --------      ----------     ---------       --------     -----------     ----------
            --              --            --             --     $     21.86             --
      --------      ----------     ---------       --------     -----------     ----------
            --              --            --             --             286             --
      --------      ----------     ---------       --------     -----------     ----------
      $  12.40      $     1.00     $   10.09       $  15.67     $     24.10     $    17.62
      --------      ----------     ---------       --------     -----------     ----------
             3           1,012             1            312              @@          3,409
      --------      ----------     ---------       --------     -----------     ----------
            --              --            --             --              --             --
      --------      ----------     ---------       --------     -----------     ----------
            --              --            --             --              --             --
      --------      ----------     ---------       --------     -----------     ----------
      $349,949      $  293,190     $  78,689       $275,762     $   209,464     $1,701,910
      --------      ----------     ---------       --------     -----------     ----------
      $ 11,602      $       --     $      --       $ 14,139     $    10,986     $       --
      --------      ----------     ---------       --------     -----------     ----------
            @@      $       --     $      --       $     --     $        --     $       --
      --------      ----------     ---------       --------     -----------     ----------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              THE HARTFORD         THE HARTFORD
                                                                TAX-FREE             TAX-FREE
                                                               CALIFORNIA           MINNESOTA
                                                                  FUND                 FUND
                                                              ------------         ------------
ASSETS
 Investments in securities, at value; (amortized cost for
   Money Market)@...........................................    $ 15,680           $    36,406
 Cash.......................................................           1                    --
 Foreign currency on deposit with custodian#................          --                    --
 Unrealized appreciation in forward foreign currency
   contracts................................................          --                    --
 Receivables:
   Investment securities sold...............................          --                    --
   Fund shares sold.........................................         258                    13
   Dividends and interest...................................         194                   416
 Other assets...............................................          15                    22
                                                                --------           -----------
Total assets................................................      16,148                36,857
                                                                --------           -----------
LIABILITIES
 Unrealized depreciation on forward foreign currency
   contracts................................................          --                    --
 Bank overdraft.............................................          --                    --
 Payable upon return of securities loaned (Note 2d).........          --                    --
 Payables:
   Investment securities purchased..........................         538                   450
   Fund shares redeemed.....................................          --                     2
   Investment advisory and management fees (Note 3).........           1                     3
   Distribution fees (Note 3)...............................           1                    @@
 Accrued expenses...........................................          10                    11
                                                                --------           -----------
Total liabilities...........................................         550                   466
                                                                --------           -----------
Net assets..................................................    $ 15,598           $    36,391
                                                                ========           ===========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................    $ 15,846           $    34,618
Accumulated undistributed (distribution in excess of) net
 investment income (loss)...................................          @@                     7
Accumulated net realized gain (loss) on investments and
 foreign currency transactions..............................         (21)                  271
Unrealized appreciation (depreciation) of investments in
 securities and the translations of assets and liabilities
 denominated in foreign currency............................        (227)                1,495
                                                                --------           -----------
Net assets..................................................    $ 15,598           $    36,391
                                                                ========           ===========
Shares authorized...........................................     300,000            19,250,000
                                                                --------           -----------
Par value...................................................    $  0.001           $     0.001
                                                                --------           -----------
CLASS A: Net asset value per share..........................    $   9.90           $     10.32
                                                                --------           -----------
 Maximum offering price per share...........................    $  10.37           $     10.81
                                                                --------           -----------
 Shares outstanding.........................................       1,449                   381
                                                                --------           -----------
CLASS B: Net asset value per share..........................    $   9.89           $     10.33
                                                                --------           -----------
 Shares outstanding.........................................          97                    51
                                                                --------           -----------
CLASS C: Net asset value per share..........................    $   9.92           $     10.34
                                                                --------           -----------
 Maximum offering price per share...........................    $  10.02           $     10.44
                                                                --------           -----------
 Shares outstanding.........................................          29                    40
                                                                --------           -----------
CLASS E: Net asset value per share..........................          --           $     10.38
                                                                --------           -----------
 Maximum offering price per share...........................          --           $     10.87
                                                                --------           -----------
 Shares outstanding.........................................          --                 2,716
                                                                --------           -----------
CLASS H: Net asset value per share..........................          --           $     10.37
                                                                --------           -----------
 Shares outstanding.........................................          --                    12
                                                                --------           -----------
CLASS L: Net asset value per share..........................          --           $     10.35
                                                                --------           -----------
 Maximum offering price per share...........................          --           $     10.84
                                                                --------           -----------
 Shares outstanding.........................................          --                   257
                                                                --------           -----------
CLASS M: Net asset value per share..........................          --           $     10.36
                                                                --------           -----------
 Shares outstanding.........................................          --                    31
                                                                --------           -----------
CLASS N: Net asset value per share..........................          --           $     10.37
                                                                --------           -----------
 Shares outstanding.........................................          --                    21
                                                                --------           -----------
CLASS Y: Net asset value per share..........................          --           $     10.33
                                                                --------           -----------
 Shares outstanding.........................................          --                    @@
                                                                --------           -----------
CLASS Z: Net asset value per share..........................          --                    --
                                                                --------           -----------
 Shares outstanding.........................................          --                    --
                                                                --------           -----------
@ Cost of securities........................................    $ 15,907           $    34,911
                                                                --------           -----------
@ Market value of securities on loan........................    $     --           $        --
                                                                --------           -----------
# Cost of foreign currency on deposit with custodian........    $     --           $        --
                                                                --------           -----------

@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    THE HARTFORD   THE HARTFORD   THE HARTFORD    THE HARTFORD                    THE HARTFORD
      TAX-FREE       TAX-FREE     TOTAL RETURN   U.S. GOVERNMENT   THE HARTFORD       VALUE
      NATIONAL       NEW YORK         BOND         SECURITIES         VALUE       OPPORTUNITIES
        FUND           FUND           FUND            FUND             FUND           FUND
    ------------   ------------   ------------   ---------------   ------------   -------------
    $    90,955      $ 12,652       $638,869        $287,344         $ 73,370      $    68,907
             --            31              1              @@                1                1
             --            --             --              --               --               @@
             --            --             --              --               --               --
             --            --         22,457               4              809              185
            832            --          2,316             148              399              433
          1,371           182          5,008           2,504              185              120
             75            11            103              74               18               58
    -----------      --------       --------        --------         --------      -----------
         93,233        12,876        668,754         290,074           74,782           69,704
    -----------      --------       --------        --------         --------      -----------
             --            --            505              --               --               --
             --            --             --              --               --               --
             --            --         61,243           9,485              629              502
          2,055           264         49,927              --              337              797
             71            --          1,139             438               50               29
              8             1             39              22                6                8
              4             1             39              12                5                5
             17             8            252             106               29               20
    -----------      --------       --------        --------         --------      -----------
          2,155           274        113,144          10,063            1,056            1,361
    -----------      --------       --------        --------         --------      -----------
    $    91,078      $ 12,602       $555,610        $280,011         $ 73,726      $    68,343
    ===========      ========       ========        ========         ========      ===========
    $    88,083      $ 12,540       $555,487        $292,660         $ 74,151      $    66,725
             11             1         (1,745)            (40)             176             (127)
            188            36          6,714         (12,477)          (6,484)          (7,449)
                           25         (4,846)           (132)           5,883            9,194
          2,796
    -----------      --------       --------        --------         --------      -----------
    $    91,078      $ 12,602       $555,610        $280,011         $ 73,726      $    68,343
    ===========      ========       ========        ========         ========      ===========
     19,250,000       300,000        300,000          19,250          300,000       21,000,000
    -----------      --------       --------        --------         --------      -----------
    $     0.001      $  0.001       $  0.001        $ 0.0001         $  0.001      $    0.0001
    -----------      --------       --------        --------         --------      -----------
    $     10.94      $  10.06       $  10.70        $   9.57         $   9.42      $     13.36
    -----------      --------       --------        --------         --------      -----------
    $     11.46      $  10.53       $  11.20        $  10.02         $   9.97      $     14.14
    -----------      --------       --------        --------         --------      -----------
          3,040           974         27,659           5,941            5,722            1,415
    -----------      --------       --------        --------         --------      -----------
    $     10.87      $  10.07       $  10.65        $   9.53         $   9.34      $     12.63
    -----------      --------       --------        --------         --------      -----------
            619           123          9,042           3,114              930              348
    -----------      --------       --------        --------         --------      -----------
    $     10.89      $  10.07       $  10.69        $   9.53         $   9.34      $     12.63
    -----------      --------       --------        --------         --------      -----------
    $     11.00      $  10.17       $  10.80        $   9.63         $   9.43      $     12.76
    -----------      --------       --------        --------         --------      -----------
            767           155          9,293           1,816            1,189              325
    -----------      --------       --------        --------         --------      -----------
    $     10.93            --             --        $   9.55               --               --
    -----------      --------       --------        --------         --------      -----------
    $     11.45            --             --        $  10.00               --               --
    -----------      --------       --------        --------         --------      -----------
          2,937            --             --          13,171               --               --
    -----------      --------       --------        --------         --------      -----------
    $     10.90            --             --        $   9.52               --      $     12.64
    -----------      --------       --------        --------         --------      -----------
            141            --             --             503               --              503
    -----------      --------       --------        --------         --------      -----------
    $     10.91            --             --        $   9.56               --      $     13.36
    -----------      --------       --------        --------         --------      -----------
    $     11.42            --             --        $  10.01               --      $     14.03
    -----------      --------       --------        --------         --------      -----------
            659            --             --           4,224               --            1,809
    -----------      --------       --------        --------         --------      -----------
    $     10.90            --             --        $   9.53               --      $     12.63
    -----------      --------       --------        --------         --------      -----------
            124            --             --             425               --              655
    -----------      --------       --------        --------         --------      -----------
    $     10.88            --             --        $   9.52               --      $     12.64
    -----------      --------       --------        --------         --------      -----------
             52            --             --             120               --              169
    -----------      --------       --------        --------         --------      -----------
    $     10.93            --       $  10.80        $   9.58         $   9.43      $     13.45
    -----------      --------       --------        --------         --------      -----------
             @@            --          5,924              @@                3               @@
    -----------      --------       --------        --------         --------      -----------
             --            --             --              --               --               --
    -----------      --------       --------        --------         --------      -----------
             --            --             --              --               --               --
    -----------      --------       --------        --------         --------      -----------
    $    88,159      $ 12,627       $643,190        $287,476         $ 67,487      $    59,713
    -----------      --------       --------        --------         --------      -----------
    $        --      $     --       $ 58,132        $  9,091         $    615      $       476
    -----------      --------       --------        --------         --------      -----------
    $        --      $     --       $     --        $     --         $     --      $        --
    -----------      --------       --------        --------         --------      -----------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 STATEMENT OF OPERATIONS
 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                   THE HARTFORD
                                                              THE HARTFORD           CAPITAL
                                                                ADVISERS           APPRECIATION
                                                                  FUND                 FUND
                                                              ------------         ------------
INVESTMENT INCOME:
  Dividends.................................................    $13,830              $ 39,061
  Interest..................................................     17,840                 1,741
  Securities lending........................................         87                   145
  Less: Foreign tax withheld................................         --                (1,121)
                                                                -------              --------
    Total investment income (loss), net.....................     31,757                39,826
                                                                -------              --------
EXPENSES:
  Investment management and advisory fees...................      8,358                18,481
  Transfer agent fees.......................................      3,723                 7,253
  Distribution fees
    Class A.................................................      2,375                 4,573
    Class B.................................................      3,022                 6,409
    Class C.................................................      2,109                 5,690
    Class H.................................................         --                    --
    Class L.................................................         --                    --
    Class M.................................................         --                    --
    Class N.................................................         --                    --
  Custodian fees............................................         16                   767
  Accounting services.......................................        262                   553
  Registration and filing fees..............................        136                   225
  Board of Director's fees..................................         11                    17
  Other expenses............................................        821                 1,395
                                                                -------              --------
    Total expenses (before reimbursements and waivers)......     20,833                45,363
                                                                -------              --------
  Expense waivers...........................................         --                    --
  Fees paid indirectly......................................       (277)                 (516)
                                                                -------              --------
    Total reimbursements and waivers........................       (277)                 (516)
                                                                -------              --------
    Total expenses, net.....................................     20,556                44,847
                                                                -------              --------
  Net investment income (loss)..............................     11,201                (5,021)
                                                                -------              --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................     32,301               448,835
  Net realized gain (loss) on futures contracts.............         --                    --
  Net realized gain (loss) on foreign currency
    transactions............................................         --                  (136)
                                                                -------              --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCY TRANSACTIONS.........................     32,301               448,699
                                                                -------              --------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................     37,972                39,153
  Net unrealized appreciation (depreciation) of futures
    contracts...............................................         --                    --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...         --                (5,308)
                                                                -------              --------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS..............................................     37,972                33,845
                                                                -------              --------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS.............................     70,273               482,544
                                                                -------              --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $81,474              $477,523
                                                                =======              ========

(a) Includes $467 of waiver of investment management and advisory fees and $58 of practical waiver of transfer agent fees and distribution fees. (See note
    3)
@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    THE HARTFORD   THE HARTFORD   THE HARTFORD                   THE HARTFORD      THE HARTFORD     THE HARTFORD
    DISCIPLINED      DIVIDEND        EQUITY      THE HARTFORD       GLOBAL       GLOBAL FINANCIAL      GLOBAL
       EQUITY       AND GROWTH       INCOME         FOCUS       COMMUNICATIONS       SERVICES          HEALTH
        FUND           FUND           FUND           FUND            FUND              FUND             FUND
    ------------   ------------   ------------   ------------   --------------   ----------------   ------------
      $ 2,929        $ 23,068        $1,627        $   697          $   84            $  330          $ 1,355
           12             581            24              7              14                 3               40
           --              21            --             --               2                 1               47
           --            (236)           (2)            --              (7)              (14)             (58)
      -------        --------        ------        -------          ------            ------          -------
        2,941          23,434         1,649            704              93               320            1,384
      -------        --------        ------        -------          ------            ------          -------
        1,435           6,982           467            619              57               102            1,368
          494           2,964           121            168              16                28              366
          391           2,361           134            110              13                21              227
          248           1,431            34            109               7                16              315
          237           1,284           104            139               6                13              290
           --              --            --             --              --                --               --
           --              --            --             --              --                --               --
           --              --            --             --              --                --               --
           --              --            --             --              --                --               --
            8              11            26              4               8                 9               16
           36             216            12             12               1                 2               27
           17             112             2              3              @@                 1               11
            2               7            @@              1              @@                @@                1
           92             581            34             45               7                11               65
      -------        --------        ------        -------          ------            ------          -------
        2,960          15,949           934          1,210             115               203            2,686
      -------        --------        ------        -------          ------            ------          -------
          (34)             --          (467)           (21)            (11)              (14)             (23)
          (20)            (77)          (58)            (5)             (2)               (3)              (3)
      -------        --------        ------        -------          ------            ------          -------
          (54)            (77)         (525)(a)        (26)            (13)              (17)             (26)
      -------        --------        ------        -------          ------            ------          -------
        2,906          15,872           409          1,184             102               186            2,660
      -------        --------        ------        -------          ------            ------          -------
           35           7,562         1,240           (480)             (9)              134           (1,276)
      -------        --------        ------        -------          ------            ------          -------
       17,734          50,562           656         10,993           2,066             1,345           13,334
          299              --            --             --              --                --               --
           --              --            --             --             (12)                2                8
      -------        --------        ------        -------          ------            ------          -------
       18,033          50,562           656         10,993           2,054             1,347           13,342
      -------        --------        ------        -------          ------            ------          -------
        3,140          98,596           587         (7,173)           (989)             (387)          17,015
           --              --            --             --              --                --               --
           --              --            --             --               1                (1)             (10)
      -------        --------        ------        -------          ------            ------          -------
        3,140          98,596           587         (7,173)           (988)             (388)          17,005
      -------        --------        ------        -------          ------            ------          -------
       21,173         149,158         1,243          3,820           1,066               959           30,347
      -------        --------        ------        -------          ------            ------          -------
      $21,208        $156,720        $2,483        $ 3,340          $1,057            $1,093          $29,071
      =======        ========        ======        =======          ======            ======          =======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                               THE HARTFORD            THE HARTFORD
                                                              GLOBAL LEADERS         GLOBAL TECHNOLOGY
                                                                   FUND                    FUND
                                                              --------------         -----------------
INVESTMENT INCOME:
  Dividends.................................................     $  3,495                 $    65
  Interest..................................................           68                       8
  Securities lending........................................          101                       3
  Less: Foreign tax withheld................................         (198)                     (5)
                                                                 --------                 -------
    Total investment income (loss), net.....................        3,466                      71
                                                                 --------                 -------
EXPENSES:
  Investment management and advisory fees...................        2,830                     356
  Transfer agent fees.......................................          959                     101
  Distribution fees
    Class A.................................................          735                      56
    Class B.................................................          434                      74
    Class C.................................................          428                      90
    Class H.................................................           --                      --
    Class L.................................................           --                      --
    Class M.................................................           --                      --
    Class N.................................................           --                      --
  Custodian fees............................................           87                      11
  Accounting services.......................................           69                       7
  Registration and filing fees..............................           33                       2
  Board of Director's fees..................................            2                      @@
  Other expenses............................................          206                      20
                                                                 --------                 -------
    Total expenses (before reimbursements and waivers)......        5,783                     717
                                                                 --------                 -------
  Expense waivers...........................................           --                     (18)
  Fees paid indirectly......................................          (75)                    (10)
                                                                 --------                 -------
    Total reimbursements and waivers........................          (75)                    (28)
                                                                 --------                 -------
    Total expenses, net.....................................        5,708                     689
                                                                 --------                 -------
  Net investment income (loss)..............................       (2,242)                   (618)
                                                                 --------                 -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................      106,778                   7,201
  Net realized gain (loss) on futures contracts.............           --                      --
  Net realized gain (loss) on foreign currency
    transactions............................................           33                      (1)
                                                                 --------                 -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCY TRANSACTIONS.........................      106,811                   7,200
                                                                 --------                 -------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................      (20,437)                 (9,708)
  Net unrealized appreciation (depreciation) of futures
    contracts...............................................           --                      --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...          (69)                     @@
                                                                 --------                 -------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS..............................................      (20,506)                 (9,708)
                                                                 --------                 -------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS.............................       86,305                  (2,508)
                                                                 --------                 -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $ 84,063                 $(3,126)
                                                                 ========                 =======

(a) The number includes $222 of practical waiver of distribution fees for Classes B and C. (See Note 3)
@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                   THE HARTFORD                                                      THE HARTFORD       THE HARTFORD
    THE HARTFORD      GROWTH       THE HARTFORD   THE HARTFORD   THE HARTFORD       INTERNATIONAL       INTERNATIONAL
       GROWTH      OPPORTUNITIES    HIGH YIELD       INCOME        INFLATION     CAPITAL APPRECIATION   OPPORTUNITIES
        FUND           FUND            FUND           FUND         PLUS FUND             FUND               FUND
    ------------   -------------   ------------   ------------   -------------   --------------------   -------------
      $ 1,480        $  1,290        $    26         $  --         $     --             $  149             $ 1,349
           59              41         14,232           882            7,976                 12                  16
           25             107             50            --               --                  8                  20
           --              --             --            --               --                (21)               (255)
      -------        --------        -------         -----         --------             ------             -------
        1,564           1,438         14,308           882            7,976                148               1,130
      -------        --------        -------         -----         --------             ------             -------
        2,233           2,637          1,448            94            1,406                150                 530
          250              63            581            42              551                 35                 163
          240              50            350            33              285                 33                 120
           83              36            367            22              384                 17                 113
           93              42            396            25            1,019                 23                  79
          136             229             --            --               --                 --                  --
          404             664             --            --               --                 --                  --
          118             124             --            --               --                 --                  --
           23              25             --            --               --                 --                  --
           10              33              8             2                5                 45                  65
           19               5             39             3               47                  3                  12
           39              54             16             1               36                  1                  17
            3               2              1            @@                1                 @@                  @@
          160             200             89             8              130                 13                  40
      -------        --------        -------         -----         --------             ------             -------
        3,811           4,164          3,295           230            3,864                320               1,139
      -------        --------        -------         -----         --------             ------             -------
           (2)             (1)           (78)          (40)            (529)               (42)                 (2)
         (117)            (68)            @@            @@               @@                 (5)                (18)
      -------        --------        -------         -----         --------             ------             -------
         (119)            (69)           (78)          (40)            (529)               (47)                (20)
      -------        --------        -------         -----         --------             ------             -------
        3,692           4,095          3,217           190            3,335                273               1,119
      -------        --------        -------         -----         --------             ------             -------
       (2,128)         (2,657)        11,091           692            4,641               (125)                 11
      -------        --------        -------         -----         --------             ------             -------
       17,220          79,906          1,399           127            3,736              2,225              16,160
           --              --             --            --               --                 --                  --
           --               2            210            80               --                 (3)                 16
      -------        --------        -------         -----         --------             ------             -------
       17,220          79,908          1,609           207            3,736              2,222              16,176
      -------        --------        -------         -----         --------             ------             -------
       13,332         (30,142)          (959)         (456)         (11,393)               269              (4,360)
           --              --             --            --               --                 --                  --
           --              @@             26           (23)              --                 (4)                 43
      -------        --------        -------         -----         --------             ------             -------
       13,332         (30,142)          (933)         (479)         (11,393)               265              (4,317)
      -------        --------        -------         -----         --------             ------             -------
       30,552          49,766            676          (272)          (7,657)             2,487              11,859
      -------        --------        -------         -----         --------             ------             -------
      $28,424        $ 47,109        $11,767         $ 420         $ (3,016)            $2,362             $11,870
      =======        ========        =======         =====         ========             ======             =======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              THE HARTFORD
                                                              INTERNATIONAL         THE HARTFORD
                                                              SMALL COMPANY            MIDCAP
                                                                  FUND                  FUND
                                                              -------------         -------------
INVESTMENT INCOME:
  Dividends.................................................     $   635              $ 10,835
  Interest..................................................           9                    80
  Securities lending........................................          30                   119
  Less: Foreign tax withheld................................         (67)                  (36)
                                                                 -------              --------
    Total investment income (loss), net.....................         607                10,998
                                                                 -------              --------
EXPENSES:
  Investment management and advisory fees...................         272                 9,377
  Transfer agent fees.......................................          37                 3,471
  Distribution fees
    Class A.................................................          25                 2,264
    Class B.................................................          13                 2,209
    Class C.................................................          26                 2,485
    Class H.................................................          --                    --
    Class L.................................................          --                    --
    Class M.................................................          --                    --
    Class N.................................................          --                    --
  Custodian fees............................................         104                    27
  Accounting services.......................................           5                   254
  Registration and filing fees..............................           1                   191
  Board of Director's fees..................................          @@                     8
  Other expenses............................................          14                   814
                                                                 -------              --------
    Total expenses (before reimbursements and waivers)......         497                21,100
                                                                 -------              --------
  Expense waivers...........................................         (87)                   --
  Fees paid indirectly......................................          (3)                 (104)
                                                                 -------              --------
    Total reimbursements and waivers........................         (90)                 (104)
                                                                 -------              --------
    Total expenses, net.....................................         407                20,996
                                                                 -------              --------
  Net investment income (loss)..............................         200                (9,998)
                                                                 -------              --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................       7,972               128,528
  Net realized gain (loss) on futures contracts.............          --                    --
  Net realized gain (loss) on foreign currency
    transactions............................................          (6)                    4
                                                                 -------              --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCY TRANSACTIONS.........................       7,966               128,532
                                                                 -------              --------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................      (2,743)              (14,563)
  Net unrealized appreciation (depreciation) of futures
    contracts...............................................          --                    --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...         424                    (2)
                                                                 -------              --------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS..............................................      (2,319)              (14,565)
                                                                 -------              --------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS.............................       5,647               113,967
                                                                 -------              --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $ 5,847              $103,969
                                                                 =======              ========

(a) The number includes $222 of practical waiver of distribution fees for Classes B and C. (See Note 3)
@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                   THE HARTFORD
    THE HARTFORD   THE HARTFORD    THE HARTFORD    THE HARTFORD      SMALLCAP     THE HARTFORD
    MIDCAP VALUE   MONEY MARKET   SHORT DURATION   SMALL COMPANY      GROWTH         STOCK
        FUND           FUND            FUND            FUND            FUND           FUND
    ------------   ------------   --------------   -------------   ------------   ------------
    1,$583....        $   --          $   --         $    189        $    577       $13,466
    43.......          1,774           1,484               49              16            71
    16.......             --              --               35              35             8
           (3)..          --              --               --              --            --
      -------         ------          ------         --------        --------       -------
    1,639....          1,774           1,484              273             628        13,545
      -------         ------          ------         --------        --------       -------
    1,392....            770             204            1,237             932         6,295
    439......            464              96              394              63         2,465
    326......            338              47              246              43         1,548
    255......            283              52              315              44         1,933
    296......            127             162              277              37         1,562
           --             --              --               --             105            --
           --             --              --               --             265            --
           --             --              --               --              92            --
           --             --              --               --              32            --
    31.......              3               4               19               9            12
    33.......             31               7               29               4           178
    14.......             21               3               15              33           108
    1........              2              @@                1               1             9
    87.......             95              26               81              48           549
      -------         ------          ------         --------        --------       -------
    2,874....          2,134             601            2,614           1,708        14,659
      -------         ------          ------         --------        --------       -------
         (108)..        (313)            (99)            (108)            (29)           --
           (5)..        (223)(a)          --              (42)             (6)         (229)
      -------         ------          ------         --------        --------       -------
         (113)..        (536)            (99)            (150)            (35)         (229)
      -------         ------          ------         --------        --------       -------
    2,761....          1,598             502            2,464           1,673        14,430
      -------         ------          ------         --------        --------       -------
       (1,122)..         176             982           (2,191)         (1,045)         (885)
      -------         ------          ------         --------        --------       -------
    15,702...              1             (47)          29,913          19,604         3,598
           --             --              --               --              82            --
    2........             --              --               (3)             --            --
      -------         ------          ------         --------        --------       -------
    15,704...              1             (47)          29,910          19,686         3,598
      -------         ------          ------         --------        --------       -------
    5,121....             --            (379)         (13,686)        (11,187)       73,522
           --             --              --               --              --            --
           @@             --              --                3              --            --
      -------         ------          ------         --------        --------       -------
    5,121....             --            (379)         (13,683)        (11,187)       73,522
      -------         ------          ------         --------        --------       -------
    20,825...              1            (426)          16,227           8,499        77,120
      -------         ------          ------         --------        --------       -------
    19$,703...        $  177          $  556         $ 14,036        $  7,454       $76,235
      =======         ======          ======         ========        ========       =======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              THE HARTFORD         THE HARTFORD
                                                                TAX-FREE             TAX-FREE
                                                               CALIFORNIA           MINNESOTA
                                                                  FUND                 FUND
                                                              ------------         ------------
INVESTMENT INCOME:
  Dividends.................................................     $  --                $  --
  Interest..................................................       397                  911
  Securities lending........................................        --                   --
  Less: Foreign tax withheld................................        --                   --
                                                                 -----                -----
    Total investment income (loss), net.....................       397                  911
                                                                 -----                -----
EXPENSES:
  Investment management and advisory fees...................        46                  136
  Transfer agent fees.......................................        23                    6
  Distribution fees
    Class A.................................................        22                    6
    Class B.................................................         6                    3
    Class C.................................................         3                    2
    Class H.................................................        --                    1
    Class L.................................................        --                    4
    Class M.................................................        --                    2
    Class N.................................................        --                    1
  Custodian fees............................................         2                    2
  Accounting services.......................................         2                    1
  Registration and filing fees..............................         4                    6
  Board of Director's fees..................................        @@                   @@
  Other expenses............................................         4                   12
                                                                 -----                -----
    Total expenses (before reimbursements and waivers)......       112                  182
                                                                 -----                -----
  Expense waivers...........................................       (28)                 (10)
  Fees paid indirectly......................................        (1)                  @@
                                                                 -----                -----
    Total reimbursements and waivers........................       (29)                 (10)
                                                                 -----                -----
    Total expenses, net.....................................        83                  172
                                                                 -----                -----
  Net investment income (loss)..............................       314                  739
                                                                 -----                -----
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................        59                  271
  Net realized gain (loss) on futures contracts.............        --                   --
  Net realized gain (loss) on foreign currency
    transactions............................................        --                   --
                                                                 -----                -----
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCY TRANSACTIONS.........................        59                  271
                                                                 -----                -----
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................      (159)                (394)
  Net unrealized appreciation (depreciation) of futures
    contracts...............................................        --                   --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...        --                   --
                                                                 -----                -----
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS..............................................      (159)                (394)
                                                                 -----                -----
NET GAIN(LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................      (100)                (123)
                                                                 -----                -----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $ 214                $ 616
                                                                 =====                =====

@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    THE HARTFORD   THE HARTFORD   THE HARTFORD    THE HARTFORD                    THE HARTFORD
      TAX-FREE       TAX-FREE     TOTAL RETURN   U.S. GOVERNMENT   THE HARTFORD       VALUE
      NATIONAL       NEW YORK         BOND         SECURITIES         VALUE       OPPORTUNITIES
        FUND           FUND           FUND            FUND             FUND           FUND
    ------------   ------------   ------------   ---------------   ------------   -------------
       $   --          $ --         $    16          $    --          $  788         $  384
        2,252           277          11,754            7,905               7              5
           --            --              69                9               1              6
           --            --              --               --              --             (2)
       ------          ----         -------          -------          ------         ------
        2,252           277          11,849            7,914             796            393
       ------          ----         -------          -------          ------         ------
          338            33           1,776            1,078             276            303
           63            16             710              166              97             23
           45            14             430               91              75             19
           34             6             506              168              41             17
           40             8             528              107              54             15
            8            --              --               28              --             34
           10            --              --               52              --             30
            7            --              --               22              --             42
            3            --              --                7                             11
            2             2              17                8               2              5
            4             1              56               12               7              2
           37             4              33               57               3             36
            1            @@               3                1              @@             @@
           22             6             155               92              20             19
       ------          ----         -------          -------          ------         ------
          614            90           4,214            1,889             575            556
       ------          ----         -------          -------          ------         ------
          (89)          (24)           (168)            (134)             (9)           (34)
           @@            @@              (4)              @@              (3)            (2)
       ------          ----         -------          -------          ------         ------
          (89)          (24)           (172)            (134)            (12)           (36)
       ------          ----         -------          -------          ------         ------
          525            66           4,042            1,755             563            521
       ------          ----         -------          -------          ------         ------
        1,727           211           7,797            6,159             233           (127)
       ------          ----         -------          -------          ------         ------
          188            36           4,260           (1,611)            913          2,937
           --            --              --               --              --             --
           --            --           2,734               --              --             @@
       ------          ----         -------          -------          ------         ------
          188            36           6,994           (1,611)            913          2,937
       ------          ----         -------          -------          ------         ------
         (556)          (49)         (6,706)          (1,259)          2,678          2,031
           --            --              --               --              --             --
           --            --          (1,599)              --              --             @@
       ------          ----         -------          -------          ------         ------
         (556)          (49)         (8,305)          (1,259)          2,678          2,031
       ------          ----         -------          -------          ------         ------
         (368)          (13)         (1,311)          (2,870)          3,591          4,968
       ------          ----         -------          -------          ------         ------
       $1,359          $198         $ 6,486          $ 3,289          $3,824         $4,841
       ======          ====         =======          =======          ======         ======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 STATEMENT OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                      ADVISERS FUND                  CAPITAL APPRECIATION FUND
                                                             -------------------------------      -------------------------------
                                                                                   FOR THE                              FOR THE
                                                                FOR THE             YEAR             FOR THE             YEAR
                                                               SIX-MONTH            ENDED           SIX-MONTH            ENDED
                                                              PERIOD ENDED       OCTOBER 31,       PERIOD ENDED       OCTOBER 31,
                                                             APRIL 30, 2004         2003          APRIL 30, 2004         2003
                                                             --------------      -----------      --------------      -----------
                                                              (UNAUDITED)                          (UNAUDITED)
OPERATIONS:
  Net investment income (loss).............................    $   11,201        $   26,995         $   (5,021)       $  (16,601)
  Net realized gain (loss) on investments..................        32,301          (122,548)           448,699           (86,039)
  Net unrealized appreciation (depreciation) of
    investments............................................        37,972           387,775             33,845         1,077,398
                                                               ----------        ----------         ----------        ----------
  Net increase (decrease) in net assets resulting from
    operations.............................................        81,474           292,222            477,523           974,758
                                                               ----------        ----------         ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A................................................        (8,612)          (18,988)                --                --
    Class B................................................        (1,100)           (4,119)                --                --
    Class C................................................        (1,002)           (3,387)                --                --
    Class E................................................            --                --                 --                --
    Class H................................................            --                --                 --                --
    Class L................................................            --                --                 --                --
    Class M................................................            --                --                 --                --
    Class N................................................            --                --                 --                --
    Class Y................................................           (86)             (119)                --                --
    Class Z................................................            --                --                 --                --
  From net realized gain on investments
    Class A................................................            --                --                 --                --
    Class B................................................            --                --                 --                --
    Class C................................................            --                --                 --                --
    Class E................................................            --                --                 --                --
    Class H................................................            --                --                 --                --
    Class L................................................            --                --                 --                --
    Class M................................................            --                --                 --                --
    Class N................................................            --                --                 --                --
    Class Y................................................            --                --                 --                --
    Class Z................................................            --                --                 --                --
                                                               ----------        ----------         ----------        ----------
    Total distributions....................................       (10,800)          (26,613)                --                --
                                                               ----------        ----------         ----------        ----------
CAPITAL SHARE TRANSACTIONS:
    Class A................................................        83,267            71,427            916,692           149,541
    Class B................................................       (21,522)          (39,062)            77,533             7,721
    Class C................................................       (28,511)          (47,453)           128,770            32,787
    Class E................................................            --                --                 --                --
    Class H................................................            --                --                 --                --
    Class L................................................            --                --                 --                --
    Class M................................................            --                --                 --                --
    Class N................................................            --                --                 --                --
    Class Y................................................         2,895             3,954             24,878            13,194
    Class Z................................................            --                --                 --                --
                                                               ----------        ----------         ----------        ----------
  Net increase (decrease) from capital share
    transactions...........................................        36,129           (11,134)         1,147,873           203,243
                                                               ----------        ----------         ----------        ----------
  Net increase (decrease) in net assets....................       106,803           254,475          1,625,396         1,178,001
NET ASSETS:
  Beginning of period......................................     2,494,276         2,239,801          4,527,685         3,349,684
                                                               ----------        ----------         ----------        ----------
  End of period............................................    $2,601,079        $2,494,276         $6,153,081        $4,527,685
                                                               ==========        ==========         ==========        ==========
Accumulated undistributed (distribution in excess of) net
  investment income (loss).................................    $    2,072        $    1,671         $   (4,963)       $       58
                                                               ==========        ==========         ==========        ==========

 * Included in these amounts was a return of capital in the amounts of $253, 12, 16 and 12 for Classes A, B, C and Y, respectively.

@@ Due to the presentation of the financial statements in thousands, the number rounds to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      DISCIPLINED EQUITY FUND        DIVIDEND AND GROWTH FUND          EQUITY INCOME FUND                 FOCUS FUND
    ----------------------------   ----------------------------   ----------------------------   ----------------------------
                                                                                     FOR THE
                                                                                     PERIOD
                       FOR THE                        FOR THE                      AUGUST 28,                       FOR THE
       FOR THE          YEAR          FOR THE          YEAR          FOR THE          2003          FOR THE          YEAR
      SIX-MONTH         ENDED        SIX-MONTH         ENDED        SIX-MONTH        THROUGH       SIX-MONTH         ENDED
     PERIOD ENDED    OCTOBER 31,    PERIOD ENDED    OCTOBER 31,    PERIOD ENDED    OCTOBER 31,    PERIOD ENDED    OCTOBER 31,
    APRIL 30, 2004      2003       APRIL 30, 2004      2003       APRIL 30, 2004      2003       APRIL 30, 2004      2003
    --------------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
     (UNAUDITED)                    (UNAUDITED)                    (UNAUDITED)                    (UNAUDITED)
       $     35       $    154       $    7,562     $   10,232       $  1,240       $     50        $   (480)      $   (638)
         18,033        (26,818)          50,562        (46,900)           656             12          10,993        (14,697)
          3,140         81,279           98,596        290,474            587            646          (7,173)        37,235
       --------       --------       ----------     ----------       --------       --------        --------       --------
         21,208         54,615          156,720        253,806          2,483            708           3,340         21,900
       --------       --------       ----------     ----------       --------       --------        --------       --------
           (151)            --           (5,564)        (9,066)*         (853)            --              --             --
             --             --              (42)          (435)*          (39)            --              --             --
             --             --             (115)          (586)*         (131)            --              --             --
             --             --               --             --             --             --              --             --
             --             --               --             --             --             --              --             --
             --             --               --             --             --             --              --             --
             --             --               --             --             --             --              --             --
             --             --               --             --             --             --              --             --
             (3)            --             (290)          (434)*           (1)            --              --             --
             --             --               --             --             --             --              --             --
             --             --               --             --             (9)            --              --             --
             --             --               --             --             (1)            --              --             --
             --             --               --             --             (2)            --              --             --
             --             --               --             --             --             --              --             --
             --             --               --             --             --             --              --             --
             --             --               --             --             --             --              --             --
             --             --               --             --             --             --              --             --
             --             --               --             --             --             --              --             --
             --             --               --             --             @@             --              --             --
             --             --               --             --             --             --              --             --
       --------       --------       ----------     ----------       --------       --------        --------       --------
           (154)            --           (6,011)       (10,521)        (1,036)            --              --             --
       --------       --------       ----------     ----------       --------       --------        --------       --------
            507        (26,437)         305,015        317,247        115,101         26,127           1,024         (9,612)
         (2,042)        (3,043)          23,109         36,875          9,281          2,376            (854)        (1,556)
         (3,293)        (5,146)          20,207         34,556         26,706          7,502            (776)        (3,523)
             --             --               --             --             --             --              --             --
             --             --               --             --             --             --              --             --
             --             --               --             --             --             --              --             --
             --             --               --             --             --             --              --             --
             --             --               --             --             --             --              --             --
             64           (166)           2,600         21,916              1            100             204             78
             --             --               --             --             --             --              --             --
       --------       --------       ----------     ----------       --------       --------        --------       --------
         (4,764)       (34,792)         350,931        410,594        151,089         36,105            (402)       (14,613)
       --------       --------       ----------     ----------       --------       --------        --------       --------
         16,290         19,823          501,640        653,879        152,536         36,813           2,938          7,287
        338,514        318,691        1,827,293      1,173,414         36,813             --         118,937        111,650
       --------       --------       ----------     ----------       --------       --------        --------       --------
       $354,804       $338,514       $2,328,933     $1,827,293       $189,349       $ 36,813        $121,875       $118,937
       ========       ========       ==========     ==========       ========       ========        ========       ========
       $     35       $    154       $    1,551     $       --       $    273       $     57        $   (480)      $     --
       ========       ========       ==========     ==========       ========       ========        ========       ========

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                                     GLOBAL FINANCIAL SERVICES
                                                               GLOBAL COMMUNICATIONS FUND                      FUND
                                                             -------------------------------      -------------------------------
                                                                                   FOR THE                              FOR THE
                                                                FOR THE             YEAR             FOR THE             YEAR
                                                               SIX-MONTH            ENDED           SIX-MONTH            ENDED
                                                              PERIOD ENDED       OCTOBER 31,       PERIOD ENDED       OCTOBER 31,
                                                             APRIL 30, 2004         2003          APRIL 30, 2004         2003
                                                             --------------      -----------      --------------      -----------
                                                              (UNAUDITED)                          (UNAUDITED)
OPERATIONS:
  Net investment income (loss).............................     $    (9)           $   (17)          $   134            $   128
  Net realized gain (loss) on investments..................       2,054               (454)            1,347               (493)
  Net unrealized appreciation (depreciation) of
    investments............................................        (988)             3,197              (388)             3,897
                                                                -------            -------           -------            -------
  Net increase (decrease) in net assets resulting from
    operations.............................................       1,057              2,726             1,093              3,532
                                                                -------            -------           -------            -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A................................................          --                 --              (112)               (45)
    Class B................................................          --                 --                (8)                --
    Class C................................................          --                 --                (6)                --
    Class E................................................          --                 --                --                 --
    Class H................................................          --                 --                --                 --
    Class L................................................          --                 --                --                 --
    Class M................................................          --                 --                --                 --
    Class N................................................          --                 --                --                 --
    Class Y................................................          --                 --                (7)               (13)
    Class Z................................................          --                 --                --                 --
  From net realized gain on investments
    Class A................................................          --                 --                --                 --
    Class B................................................          --                 --                --                 --
    Class C................................................          --                 --                --                 --
    Class E................................................          --                 --                --                 --
    Class H................................................          --                 --                --                 --
    Class L................................................          --                 --                --                 --
    Class M................................................          --                 --                --                 --
    Class N................................................          --                 --                --                 --
    Class Y................................................          --                 --                --                 --
    Class Z................................................          --                 --                --                 --
                                                                -------            -------           -------            -------
    Total distributions....................................          --                 --              (133)               (58)
                                                                -------            -------           -------            -------
CAPITAL SHARE TRANSACTIONS:
    Class A................................................       1,620              1,163              (168)               827
    Class B................................................        (182)               304              (719)               323
    Class C................................................        (152)               222              (768)               151
    Class E................................................          --                 --                --                 --
    Class H................................................          --                 --                --                 --
    Class L................................................          --                 --                --                 --
    Class M................................................          --                 --                --                 --
    Class N................................................          --                 --                --                 --
    Class Y................................................        (347)                19              (977)              (142)
    Class Z................................................          --                 --                --                 --
                                                                -------            -------           -------            -------
  Net increase (decrease) from capital share
    transactions...........................................         939              1,708            (2,632)             1,159
                                                                -------            -------           -------            -------
  Net increase (decrease) in net assets....................       1,996              4,434            (1,672)             4,633
NET ASSETS:
  Beginning of period......................................      10,003              5,569            21,110             16,477
                                                                -------            -------           -------            -------
  End of period............................................     $11,999            $10,003           $19,438            $21,110
                                                                =======            =======           =======            =======
Accumulated undistributed (distribution in excess of) net
  investment income (loss).................................     $    (9)           $    --           $   131            $   130
                                                                =======            =======           =======            =======

 * Included in these amounts was a return of capital in the amounts of $253, 12, 16 and 12 for Classes A, B, C and Y, respectively.
@@ Due to the presentation of the financial statements in thousands, the number rounds to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

         GLOBAL HEALTH FUND            GLOBAL LEADERS FUND           GLOBAL TECHNOLOGY FUND              GROWTH FUND
    ----------------------------   ----------------------------   ----------------------------   ----------------------------
                       FOR THE                        FOR THE                        FOR THE                        FOR THE
       FOR THE          YEAR          FOR THE          YEAR          FOR THE          YEAR          FOR THE          YEAR
      SIX-MONTH         ENDED        SIX-MONTH         ENDED        SIX-MONTH         ENDED        SIX-MONTH         ENDED
     PERIOD ENDED    OCTOBER 31,    PERIOD ENDED    OCTOBER 31,    PERIOD ENDED    OCTOBER 31,    PERIOD ENDED    OCTOBER 31,
    APRIL 30, 2004      2003       APRIL 30, 2004      2003       APRIL 30, 2004      2003       APRIL 30, 2004      2003
    --------------   -----------   --------------   -----------   --------------   -----------   --------------   -----------
     (UNAUDITED)                    (UNAUDITED)                    (UNAUDITED)                    (UNAUDITED)
       $ (1,276)      $ (1,913)       $ (2,242)      $ (2,459)       $  (618)        $  (739)       $ (2,128)      $ (1,780)
         13,342          4,003         106,811         72,742          7,200           6,749          17,220          4,681
         17,005         40,508         (20,506)        52,485         (9,708)         15,472          13,332         90,071
       --------       --------        --------       --------        -------         -------        --------       --------
         29,071         42,598          84,063        122,768         (3,126)         21,482          28,424         92,972
       --------       --------        --------       --------        -------         -------        --------       --------
             --             --              --             --             --              --              --             --
             --             --              --             --             --              --              --             --
             --             --              --             --             --              --              --             --
             --             --              --             --             --              --              --             --
             --             --              --             --             --              --              --             --
             --             --              --             --             --              --              --             --
             --             --              --             --             --              --              --             --
             --             --              --             --             --              --              --             --
             --             --              --             --             --              --              --             --
             --             --              --             --             --              --              --             --
           (595)        (2,668)             --             --             --              --              --             --
           (269)        (1,215)             --             --             --              --              --             --
           (246)        (1,151)             --             --             --              --              --             --
             --             --              --             --             --              --              --             --
             --             --              --             --             --              --              --             --
             --             --              --             --             --              --              --             --
             --             --              --             --             --              --              --             --
             --             --              --             --             --              --              --             --
             (5)           (23)             --             --             --              --              --             --
             --             --              --             --             --              --              --             --
       --------       --------        --------       --------        -------         -------        --------       --------
         (1,115)        (5,057)             --             --             --              --              --             --
       --------       --------        --------       --------        -------         -------        --------       --------
         26,570          4,398         (55,187)        21,429          3,768           3,006         162,582         59,287
          5,125          1,797            (245)        (6,606)           665           1,130           9,634          8,512
          4,990            488            (359)       (12,415)           617           1,510          13,625          9,068
             --             --              --             --             --              --              --             --
             --             --              --             --             --              --          (2,436)        (5,061)
             --             --              --             --             --              --         (15,181)       (29,332)
             --             --              --             --             --              --          (2,206)        (3,081)
             --             --              --             --             --              --            (149)          (877)
             86             22           7,783          9,675            283              87              --             --
             --             --              --             --             --              --              --             --
       --------       --------        --------       --------        -------         -------        --------       --------
         36,771          6,705         (48,008)        12,083          5,333           5,733         165,869         38,516
       --------       --------        --------       --------        -------         -------        --------       --------
         64,727         44,246          36,055        134,851          2,207          27,215         194,293        131,488
        235,709        191,463         640,879        506,028         63,778          36,563         467,140        335,652
       --------       --------        --------       --------        -------         -------        --------       --------
       $300,436       $235,709        $676,934       $640,879        $65,985         $63,778        $661,433       $467,140
       ========       ========        ========       ========        =======         =======        ========       ========
       $ (1,276)      $     --        $ (2,274)      $    (32)       $  (618)        $    --        $ (2,128)      $     --
       ========       ========        ========       ========        =======         =======        ========       ========

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                           GROWTH OPPORTUNITIES FUND                     HIGH YIELD FUND
                                                        --------------------------------         --------------------------------
                                                          FOR THE              FOR THE             FOR THE              FOR THE
                                                         SIX-MONTH              YEAR              SIX-MONTH              YEAR
                                                        PERIOD ENDED            ENDED            PERIOD ENDED            ENDED
                                                         APRIL 30,           OCTOBER 31,          APRIL 30,           OCTOBER 31,
                                                            2004                2003                 2004                2003
                                                        ------------         -----------         ------------         -----------
                                                        (UNAUDITED)                              (UNAUDITED)
OPERATIONS:
  Net investment income (loss)........................    $ (2,657)           $ (3,530)            $ 11,091            $ 20,583
  Net realized gain (loss) on investments.............      79,908              70,198                1,609             (26,008)
  Net unrealized appreciation (depreciation) of
    investments.......................................     (30,142)            119,332                 (933)             68,299
                                                          --------            --------             --------            --------
  Net increase (decrease) in net assets resulting from
    operations........................................      47,109             186,000               11,767              62,874
                                                          --------            --------             --------            --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A...........................................          --                  --               (6,836)            (13,219)
    Class B...........................................          --                  --               (1,868)             (4,711)
    Class C...........................................          --                  --               (2,039)             (4,648)
    Class E...........................................          --                  --                   --                  --
    Class H...........................................          --                  --                   --                  --
    Class L...........................................          --                  --                   --                  --
    Class M...........................................          --                  --                   --                  --
    Class N...........................................          --                  --                   --                  --
    Class Y...........................................          --                  --                   @@                  @@
    Class Z...........................................          --                  --                   --                  --
  From net realized gain on investments
    Class A...........................................          --                  --                   --                  --
    Class B...........................................          --                  --                   --                  --
    Class C...........................................          --                  --                   --                  --
    Class E...........................................          --                  --                   --                  --
    Class H...........................................          --                  --                   --                  --
    Class L...........................................          --                  --                   --                  --
    Class M...........................................          --                  --                   --                  --
    Class N...........................................          --                  --                   --                  --
    Class Y...........................................          --                  --                   --                  --
    Class Z...........................................          --                  --                   --                  --
                                                          --------            --------             --------            --------
    Total distributions...............................          --                  --              (10,743)            (22,578)
                                                          --------            --------             --------            --------
CAPITAL SHARE TRANSACTIONS:
    Class A...........................................      24,435              11,239               14,930              95,014
    Class B...........................................       4,472               3,007               (2,999)             18,863
    Class C...........................................       4,755               3,723               (2,330)             28,735
    Class E...........................................          --                  --                   --                  --
    Class H...........................................      (5,362)             (7,338)                  --                  --
    Class L...........................................     (36,669)            (45,091)                  --                  --
    Class M...........................................      (2,238)             (2,817)                  --                  --
    Class N...........................................           7                (780)                  --                  --
    Class Y...........................................          --                  --                   14                  @@
    Class Z...........................................      (1,573)             (4,243)                  --                  --
                                                          --------            --------             --------            --------
  Net increase (decrease) from capital share
    transactions......................................     (12,173)            (42,300)               9,615             142,612
                                                          --------            --------             --------            --------
  Net increase (decrease) in net assets...............      34,936             143,700               10,639             182,908
NET ASSETS:
  Beginning of period.................................     651,490             507,790              363,639             180,731
                                                          --------            --------             --------            --------
  End of period.......................................    $686,426            $651,490             $374,278            $363,639
                                                          ========            ========             ========            ========
Accumulated undistributed (distribution in excess of)
  net investment income (loss)........................    $ (2,658)           $     (1)            $   (173)           $   (521)
                                                          ========            ========             ========            ========

 * Included in these amounts was a return of capital in the amounts of $253, 12, 16 and 12 for Classes A, B, C and Y, respectively.
@@ Due to the presentation of the financial statements in thousands, the number rounds to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                INTERNATIONAL CAPITAL            INTERNATIONAL
           INCOME FUND              INFLATION PLUS FUND           APPRECIATION FUND            OPPORTUNITIES FUND
    --------------------------   --------------------------   --------------------------   --------------------------
      FOR THE        FOR THE       FOR THE        FOR THE       FOR THE        FOR THE       FOR THE        FOR THE
     SIX-MONTH        YEAR        SIX-MONTH        YEAR        SIX-MONTH        YEAR        SIX-MONTH        YEAR
    PERIOD ENDED      ENDED      PERIOD ENDED      ENDED      PERIOD ENDED      ENDED      PERIOD ENDED      ENDED
     APRIL 30,     OCTOBER 31,    APRIL 30,     OCTOBER 31,    APRIL 30,     OCTOBER 31,    APRIL 30,     OCTOBER 31,
        2004          2003           2004          2003           2004          2003           2004          2003
    ------------   -----------   ------------   -----------   ------------   -----------   ------------   -----------
    (UNAUDITED)                  (UNAUDITED)                  (UNAUDITED)                  (UNAUDITED)
      $   692        $   834       $  4,641      $  4,335       $  (125)       $   (48)      $     11      $     56
          207             --          3,736         1,187         2,222          2,073         16,176          (695)
         (479)           680        (11,393)        3,709           265          1,285         (4,317)       20,926
      -------        -------       --------      --------       -------        -------       --------      --------
                       1,514         (3,016)        9,231         2,362          3,310         11,870        20,287
          420
      -------        -------       --------      --------       -------        -------       --------      --------
         (542)          (600)        (2,453)       (1,950)           --             (5)           (32)           --
          (91)          (126)          (676)         (653)           --             --             --            --
         (107)          (131)        (1,886)       (1,491)           --             --             --            --
           --             --             --            --            --             --             --            --
           --             --             --            --            --             --             --            --
           --             --             --            --            --             --             --            --
           --             --             --            --            --             --             --            --
           --             --             --            --            --             --             --            --
           @@             --             @@            --            --             (1)           (31)           --
           --             --             --            --            --             --             --            --
           --             --           (560)           --           (74)            --             --            --
           --             --           (264)           --           (12)            --             --            --
           --             --           (626)           --           (13)            --             --            --
           --             --             --            --            (2)            --             --            --
           --             --             --            --            --             --             --            --
           --             --             --            --            --             --             --            --
           --             --             --            --            --             --             --            --
           --             --             --            --            --             --             --            --
           --             --             --            --            --             --             --            --
           --             --             --            --            --             --             --            --
      -------        -------       --------      --------       -------        -------       --------      --------
         (740)          (857)        (6,465)       (4,094)         (101)            (6)           (63)           --
      -------        -------       --------      --------       -------        -------       --------      --------
        9,118          7,349        112,780       132,787        18,903          4,449          8,179       (10,923)
           90          3,615         20,132        66,087         2,658            908            274        (1,535)
          267          3,970        110,301       157,218         4,663            911           (205)       (1,298)
           --             --             --            --            --             --             --            --
           --             --             --            --            --             --             --            --
           --             --             --            --            --             --             --            --
           --             --             --            --            --             --             --            --
           --             --             --            --            --             --             --            --
           10             --             16            --             2              1           (837)          505
           --             --             --            --            --             --             --            --
      -------        -------       --------      --------       -------        -------       --------      --------
        9,485         14,934        243,229       356,092        26,226          6,269          7,411       (13,251)
      -------        -------       --------      --------       -------        -------       --------      --------
        9,165         15,591        233,748       361,229        28,487          9,573         19,218         7,036
       25,591         10,000        371,231        10,002        16,087          6,514        110,460       103,424
      -------        -------       --------      --------       -------        -------       --------      --------
      $34,756        $25,591       $604,979      $371,231       $44,574        $16,087       $129,678      $110,460
      =======        =======       ========      ========       =======        =======       ========      ========
          (18)       $    30       $    (91)     $    283       $  (124)       $     1       $     16      $     68
      $
      =======        =======       ========      ========       =======        =======       ========      ========

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              INTERNATIONAL SMALL
                                                                  COMPANY FUND                             MIDCAP FUND
                                                        --------------------------------         --------------------------------
                                                          FOR THE              FOR THE             FOR THE              FOR THE
                                                         SIX-MONTH              YEAR              SIX-MONTH              YEAR
                                                        PERIOD ENDED            ENDED            PERIOD ENDED            ENDED
                                                         APRIL 30,           OCTOBER 31,          APRIL 30,           OCTOBER 31,
                                                            2004                2003                 2004                2003
                                                        ------------         -----------         ------------         -----------
                                                        (UNAUDITED)                              (UNAUDITED)
OPERATIONS:
  Net investment income (loss)........................    $   200              $   113            $   (9,998)         $  (14,264)
  Net realized gain (loss) on investments.............      7,966                3,455               128,532              12,089
  Net unrealized appreciation (depreciation) of
    investments.......................................     (2,319)               4,882               (14,565)            511,646
                                                          -------              -------            ----------          ----------
  Net increase (decrease) in net assets resulting from
    operations........................................      5,847                8,450               103,969             509,471
                                                          -------              -------            ----------          ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A...........................................         (5)                 (10)                   --                  --
    Class B...........................................         --                   --                    --                  --
    Class C...........................................         --                   --                    --                  --
    Class E...........................................         --                   --                    --                  --
    Class H...........................................         --                   --                    --                  --
    Class L...........................................         --                   --                    --                  --
    Class M...........................................         --                   --                    --                  --
    Class N...........................................         --                   --                    --                  --
    Class Y...........................................       (108)                  (7)                   --                  --
    Class Z...........................................         --                   --                    --                  --
  From net realized gain on investments
    Class A...........................................       (858)                  --                    --                  --
    Class B...........................................       (155)                  --                    --                  --
    Class C...........................................       (240)                  --                    --                  --
    Class E...........................................         --                   --                    --                  --
    Class H...........................................         --                   --                    --                  --
    Class L...........................................         --                   --                    --                  --
    Class M...........................................         --                   --                    --                  --
    Class N...........................................         --                   --                    --                  --
    Class Y...........................................     (1,683)                  --                    --                  --
    Class Z...........................................         --                   --                    --                  --
                                                          -------              -------            ----------          ----------
    Total distributions...............................     (3,049)                 (17)                   --                  --
                                                          -------              -------            ----------          ----------
CAPITAL SHARE TRANSACTIONS:
    Class A...........................................      9,347                4,140                45,064             413,840
    Class B...........................................        904                  697                (7,087)             63,698
    Class C...........................................      5,190                1,424                (9,452)             99,708
    Class E...........................................         --                   --                    --                  --
    Class H...........................................         --                   --                    --                  --
    Class L...........................................         --                   --                    --                  --
    Class M...........................................         --                   --                    --                  --
    Class N...........................................         --                   --                    --                  --
    Class Y...........................................      7,986               20,669                 2,651              39,638
    Class Z...........................................         --                   --                    --                  --
                                                          -------              -------            ----------          ----------
  Net increase (decrease) from capital share
    transactions......................................     23,427               26,930                31,176             616,884
                                                          -------              -------            ----------          ----------
  Net increase (decrease) in net assets...............     26,225               35,363               135,145           1,126,355
NET ASSETS:
  Beginning of period.................................     42,715                7,352             2,399,867           1,273,512
                                                          -------              -------            ----------          ----------
  End of period.......................................    $68,940              $42,715            $2,535,012          $2,399,867
                                                          =======              =======            ==========          ==========
Accumulated undistributed (distribution in excess of)
  net investment income (loss)........................    $   204              $   117            $  (10,002)         $       (4)
                                                          =======              =======            ==========          ==========

 * Included in these amounts was a return of capital in the amounts of $253, 12, 16 and 12 for Classes A, B, C and Y, respectively.
@@ Due to the presentation of the financial statements in thousands, the number rounds to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        MIDCAP VALUE FUND            MONEY MARKET FUND           SHORT DURATION FUND           SMALL COMPANY FUND
    --------------------------   --------------------------   --------------------------   --------------------------
      FOR THE        FOR THE       FOR THE        FOR THE       FOR THE        FOR THE       FOR THE        FOR THE
     SIX-MONTH        YEAR        SIX-MONTH        YEAR        SIX-MONTH        YEAR        SIX-MONTH        YEAR
    PERIOD ENDED      ENDED      PERIOD ENDED      ENDED      PERIOD ENDED      ENDED      PERIOD ENDED      ENDED
     APRIL 30,     OCTOBER 31,    APRIL 30,     OCTOBER 31,    APRIL 30,     OCTOBER 31,    APRIL 30,     OCTOBER 31,
        2004          2003           2004          2003           2004          2003           2004          2003
    ------------   -----------   ------------   -----------   ------------   -----------   ------------   -----------
    (UNAUDITED)                  (UNAUDITED)                  (UNAUDITED)                  (UNAUDITED)
      $ (1,122)     $ (1,113)      $    176      $     946      $   982        $ 1,276       $ (2,191)     $ (2,963)
        15,704         1,497              1              8          (47)          (221)        29,910        26,132
         5,121        57,080             --             --         (379)           312        (13,683)       53,303
      --------      --------       --------      ---------      -------        -------       --------      --------
                      57,464            177            954          556          1,367         14,036        76,472
        19,703
      --------      --------       --------      ---------      -------        -------       --------      --------
            --            --           (173)          (929)        (484)          (646)            --            --
            --            --             --             (5)        (126)          (160)            --            --
            --            --             --             (3)        (395)          (477)            --            --
            --            --             --             --           --             --             --            --
            --            --             --             --           --             --             --            --
            --            --             --             --           --             --             --            --
            --            --             --             --           --             --             --            --
            --            --             --             --           --             --             --            --
            --            --             (3)           (17)          --             --             --            --
            --            --             --             --           --             --             --            --
            --            --             (1)            --           --             --             --            --
            --            --             --             --           --             --             --            --
            --            --             --             --           --             --             --            --
            --            --             --             --           --             --             --            --
            --            --             --             --           --             --             --            --
            --            --             --             --           --             --             --            --
            --            --             --             --           --             --             --            --
            --            --             --             --           --             --             --            --
            --            --             --             --           --             --             --            --
            --            --             --             --           --             --             --            --
      --------      --------       --------      ---------      -------        -------       --------      --------
            --            --           (177)          (954)      (1,005)        (1,283)            --            --
      --------      --------       --------      ---------      -------        -------       --------      --------
        84,286        25,155        (31,408)       (56,663)       2,536         24,661         21,932         4,590
        10,541         6,035        (19,172)       (31,316)         870          9,191            750           (24)
        10,992         5,627         (3,999)       (35,939)       3,841         29,681           (268)       (1,922)
            --            --             --             --           --             --             --            --
            --            --             --             --           --             --             --            --
            --            --             --             --           --             --             --            --
            --            --             --             --           --             --             --            --
            --            --             --             --           --             --             --            --
            --          (279)          (150)        (1,653)          10             --        (10,563)         (534)
            --            --             --             --           --             --             --            --
      --------      --------       --------      ---------      -------        -------       --------      --------
       105,819        36,538        (54,729)      (125,571)       7,257         63,533         11,851         2,110
      --------      --------       --------      ---------      -------        -------       --------      --------
       125,522        94,002        (54,729)      (125,571)       6,808         63,617         25,887        78,582
       247,616       153,614        345,048        470,619       73,619         10,002        266,095       187,513
      --------      --------       --------      ---------      -------        -------       --------      --------
      $373,138      $247,616       $290,319      $ 345,048      $80,427        $73,619       $291,982      $266,095
      ========      ========       ========      =========      =======        =======       ========      ========
        (1,123)     $     (1)      $     --      $      --      $     5        $    28       $ (2,191)     $     --
      $
      ========      ========       ========      =========      =======        =======       ========      ========

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                    SMALLCAP GROWTH FUND
                                                              --------------------------------
                                                                FOR THE              FOR THE
                                                               SIX-MONTH              YEAR
                                                              PERIOD ENDED            ENDED
                                                               APRIL 30,           OCTOBER 31,
                                                                  2004                2003
                                                              ------------         -----------
                                                              (UNAUDITED)
OPERATIONS:
  Net investment income (loss)..............................    $ (1,045)           $ (1,410)
  Net realized gain (loss) on investments...................      19,686              (3,965)
  Net unrealized appreciation (depreciation) of
    investments.............................................     (11,187)             63,633
                                                                --------            --------
  Net increase (decrease) in net assets resulting from
    operations..............................................       7,454              58,258
                                                                --------            --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................          --                  --
    Class B.................................................          --                  --
    Class C.................................................          --                  --
    Class E.................................................          --                  --
    Class H.................................................          --                  --
    Class L.................................................          --                  --
    Class M.................................................          --                  --
    Class N.................................................          --                  --
    Class Y.................................................          --                  --
    Class Z.................................................          --                  --
  From net realized gain on investments
    Class A.................................................          --                  --
    Class B.................................................          --                  --
    Class C.................................................          --                  --
    Class E.................................................          --                  --
    Class H.................................................          --                  --
    Class L.................................................          --                  --
    Class M.................................................          --                  --
    Class N.................................................          --                  --
    Class Y.................................................          --                  --
    Class Z.................................................          --                  --
                                                                --------            --------
    Total distributions.....................................          --                  --
                                                                --------            --------
CAPITAL SHARE TRANSACTIONS:
    Class A.................................................      18,179              10,372
    Class B.................................................       3,605               3,446
    Class C.................................................       3,211               2,486
    Class E.................................................          --                  --
    Class H.................................................      (2,451)             (2,779)
    Class L.................................................      (3,947)            (11,123)
    Class M.................................................      (1,556)             (1,596)
    Class N.................................................        (113)               (588)
    Class Y.................................................          --                  --
    Class Z.................................................          --                  --
                                                                --------            --------
  Net increase (decrease) from capital share transactions...      16,928                 218
                                                                --------            --------
  Net increase (decrease) in net assets.....................      24,382              58,476
NET ASSETS:
  Beginning of period.......................................     186,682             128,206
                                                                --------            --------
  End of period.............................................    $211,064            $186,682
                                                                ========            ========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................    $ (1,045)           $     --
                                                                ========            ========

(a) Included in these amounts was a return of capital in the amounts of $253, 12, 15 and 12 for Classes A, B, C and Y, respectively.
@@ Due to the presentation of the financial statements in thousands, the number rounds to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

            STOCK FUND            TAX-FREE CALIFORNIA FUND     TAX-FREE MINNESOTA FUND       TAX-FREE NATIONAL FUND
    --------------------------   --------------------------   --------------------------   --------------------------
      FOR THE        FOR THE       FOR THE        FOR THE       FOR THE        FOR THE       FOR THE        FOR THE
     SIX-MONTH        YEAR        SIX-MONTH        YEAR        SIX-MONTH        YEAR        SIX-MONTH        YEAR
    PERIOD ENDED      ENDED      PERIOD ENDED      ENDED      PERIOD ENDED      ENDED      PERIOD ENDED      ENDED
     APRIL 30,     OCTOBER 31,    APRIL 30,     OCTOBER 31,    APRIL 30,     OCTOBER 31,    APRIL 30,     OCTOBER 31,
        2004          2003           2004          2003           2004          2003           2004          2003
    ------------   -----------   ------------   -----------   ------------   -----------   ------------   -----------
    (UNAUDITED)                  (UNAUDITED)                  (UNAUDITED)                  (UNAUDITED)
     $     (885)   $     (154)     $   314        $   443       $   739        $ 1,490       $ 1,727        $ 2,859
          3,598      (211,855)          59            (80)          271            361           188            808
         73,522       472,384         (159)           (68)         (394)          (193)         (556)          (694)
     ----------    ----------      -------        -------       -------        -------       -------        -------
         76,235       260,375          214            295           616          1,658         1,359          2,973
     ----------    ----------      -------        -------       -------        -------       -------        -------
             --            --         (317)          (367)          (70)          (105)         (602)          (656)
             --            --          (19)           (48)           (8)           (16)         (111)          (170)
             --            --           (8)           (35)           (6)           (11)         (130)          (185)
             --            --           --             --          (592)        (1,234)         (696)        (1,434)
             --            --           --             --            (2)            (9)          (27)           (77)
             --            --           --             --           (55)          (117)         (150)          (279)
             --            --           --             --            (6)           (16)          (22)           (44)
             --            --           --             --            (3)            (6)          (10)           (19)
             --            --           --             --            @@             @@            @@             --
             --            --           --             --            --             --            --             --
             --            --           --             --           (31)           (11)         (225)          (282)
             --            --           --             --            (5)            (1)          (65)           (85)
             --            --           --             --            (4)            (2)          (76)           (72)
             --            --           --             --          (284)          (158)         (333)          (886)
             --            --           --             --            (2)            (2)          (17)           (65)
             --            --           --             --           (28)           (17)          (73)          (166)
             --            --           --             --            (4)            (3)          (12)           (35)
             --            --           --             --            (2)            (1)           (6)           (13)
             --            --           --             --            @@             @@            @@             --
             --            --           --             --            --             --            --             --
     ----------    ----------      -------        -------       -------        -------       -------        -------
             --            --         (344)          (450)       (1,102)        (1,709)       (2,555)        (4,468)
     ----------    ----------      -------        -------       -------        -------       -------        -------
          2,110       (54,575)       3,706          2,917           748          1,190        12,307          9,628
        (17,338)      (31,128)        (878)           852             3            297           222          2,940
        (28,582)      (49,483)        (956)           242             9            112           866          4,570
             --            --           --             --        (1,217)        (1,608)       (1,528)        (4,737)
             --            --           --             --           (31)          (427)         (193)        (1,094)
             --            --           --             --          (227)          (415)         (180)           234
             --            --           --             --          (128)          (107)          134           (287)
             --            --           --             --             4              9           (39)            18
         15,221         3,637           --             --            --             --            --             --
             --            --           --             --            --             --            --             --
     ----------    ----------      -------        -------       -------        -------       -------        -------
        (28,589)     (131,549)       1,872          4,011          (839)          (949)       11,589         11,272
     ----------    ----------      -------        -------       -------        -------       -------        -------
         47,646       128,826        1,742          3,856        (1,325)        (1,000)       10,393          9,777
      1,707,868     1,579,042       13,856         10,000        37,716         38,716        80,685         70,908
     ----------    ----------      -------        -------       -------        -------       -------        -------
     $1,755,514    $1,707,868      $15,598        $13,856       $36,391        $37,716       $91,078        $80,685
     ==========    ==========      =======        =======       =======        =======       =======        =======
     $     (885)   $       --      $    @@        $    30       $     7        $    10       $    11        $    32
     ==========    ==========      =======        =======       =======        =======       =======        =======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   TAX-FREE NEW YORK FUND
                                                              --------------------------------
                                                                FOR THE              FOR THE
                                                               SIX-MONTH              YEAR
                                                              PERIOD ENDED            ENDED
                                                               APRIL 30,           OCTOBER 31,
                                                                  2004                2003
                                                              ------------         -----------
                                                              (UNAUDITED)
OPERATIONS:
  Net investment income (loss)..............................    $   211              $   338
  Net realized gain (loss) on investments...................         36                   89
  Net unrealized appreciation (depreciation) of
    investments.............................................        (49)                  74
                                                                -------              -------
  Net increase (decrease) in net assets resulting from
    operations..............................................        198                  501
                                                                -------              -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................       (192)                (286)
    Class B.................................................        (19)                 (28)
    Class C.................................................        (26)                 (35)
    Class E.................................................         --                   --
    Class H.................................................         --                   --
    Class L.................................................         --                   --
    Class M.................................................         --                   --
    Class N.................................................         --                   --
    Class Y.................................................         --                   --
    Class Z.................................................         --                   --
  From net realized gain on investments
    Class A.................................................        (69)                  --
    Class B.................................................         (8)                  --
    Class C.................................................        (12)                  --
    Class E.................................................         --                   --
    Class H.................................................         --                   --
    Class L.................................................         --                   --
    Class M.................................................         --                   --
    Class N.................................................         --                   --
    Class Y.................................................         --                   --
    Class Z.................................................         --                   --
                                                                -------              -------
    Total distributions.....................................       (326)                (349)
                                                                -------              -------
CAPITAL SHARE TRANSACTIONS:
    Class A.................................................      1,299                  480
    Class B.................................................        203                   36
    Class C.................................................        182                  378
    Class E.................................................         --                   --
    Class H.................................................         --                   --
    Class L.................................................         --                   --
    Class M.................................................         --                   --
    Class N.................................................         --                   --
    Class Y.................................................         --                   --
    Class Z.................................................         --                   --
                                                                -------              -------
  Net increase (decrease) from capital share transactions...      1,684                  894
                                                                -------              -------
  Net increase (decrease) in net assets.....................      1,556                1,046
NET ASSETS:
  Beginning of period.......................................     11,046               10,000
                                                                -------              -------
  End of period.............................................    $12,602              $11,046
                                                                =======              =======
Accumulated undistributed (distribution in excess of) net
  investment income.........................................    $     1              $    27
                                                                =======              =======

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      TOTAL RETURN BOND FUND     U.S. GOVERNMENT SECURITIES FUND            VALUE FUND            VALUE OPPORTUNITIES FUND
    --------------------------   --------------------------------   --------------------------   --------------------------
      FOR THE        FOR THE         FOR THE          FOR THE         FOR THE        FOR THE       FOR THE        FOR THE
     SIX-MONTH        YEAR          SIX-MONTH           YEAR         SIX-MONTH        YEAR        SIX-MONTH        YEAR
    PERIOD ENDED      ENDED       PERIOD ENDED         ENDED        PERIOD ENDED      ENDED      PERIOD ENDED      ENDED
     APRIL 30,     OCTOBER 31,      APRIL 30,       OCTOBER 31,      APRIL 30,     OCTOBER 31,    APRIL 30,     OCTOBER 31,
        2004          2003            2004              2003            2004          2003           2004          2003
    ------------   -----------   ---------------   --------------   ------------   -----------   ------------   -----------
    (UNAUDITED)                    (UNAUDITED)                      (UNAUDITED)                  (UNAUDITED)
      $  7,797      $ 15,031        $  6,159          $ 15,586        $   233        $   394       $  (127)       $  (160)
         6,994        25,764          (1,611)              (42)           913         (3,212)        2,937           (861)
        (8,305)        1,999          (1,259)           (7,693)         2,678         11,241         2,031         12,036
      --------      --------        --------          --------        -------        -------       -------        -------
         6,486        42,794           3,289             7,851          3,824          8,423         4,841         11,015
      --------      --------        --------          --------        -------        -------       -------        -------
        (5,367)      (11,495)         (1,238)           (3,401)          (373)          (236)           --             --
        (1,521)       (4,147)           (566)           (1,645)           (14)            --            --             --
        (1,583)       (4,443)           (355)           (1,473)           (19)            --            --             --
            --            --          (2,960)           (6,861)            --             --            --             --
            --            --             (96)             (285)            --             --            --             --
            --            --            (888)           (2,045)            --             --            --             --
            --            --             (75)             (213)            --             --            --             --
            --            --             (22)              (58)            --             --            --             --
        (1,290)       (2,523)             @@                @@             --             (3)           --             --
        (9,077)       (2,184)             --                --             --             --            --             --
        (3,538)         (983)             --                --             --             --            --             --
        (3,675)       (1,069)             --                --             --             --            --             --
            --            --              --                --             --             --            --             --
            --            --              --                --             --             --            --             --
            --            --              --                --             --             --            --             --
            --            --              --                --             --             --            --             --
            --            --              --                --             --             --            --             --
        (2,000)         (393)             --                --             --             --            --             --
      --------      --------        --------          --------        -------        -------       -------        -------
       (28,051)      (27,237)         (6,200)          (15,981)          (406)          (239)           --             --
      --------      --------        --------          --------        -------        -------       -------        -------
        38,365        46,299          (7,908)           (8,185)         9,384          6,481        12,350          2,347
        (5,791)        4,755          (8,231)              104            964          1,084         2,271          1,168
        (6,753)         (859)         (9,181)          (13,021)           296           (431)        2,335            960
            --            --          (8,777)          (17,167)            --             --            --             --
            --            --          (1,448)           (2,903)            --             --          (809)          (678)
            --            --          (2,387)           (4,907)            --             --          (776)        (2,566)
            --            --            (496)           (1,961)            --             --          (516)          (575)
            --            --            (239)             (300)            --             --           (47)          (225)
         6,283        18,951              @@                @@             @@           (226)           --             --
            --            --              --                --             --             --            --             --
      --------      --------        --------          --------        -------        -------       -------        -------
        32,104        69,146         (38,667)          (48,340)        10,644          6,908        14,808            431
      --------      --------        --------          --------        -------        -------       -------        -------
        10,539        84,703         (41,578)          (56,470)        14,062         15,092        19,649         11,446
       545,071       460,368         321,589           378,059         59,664         44,572        48,694         37,248
      --------      --------        --------          --------        -------        -------       -------        -------
      $555,610      $545,071        $280,011          $321,589        $73,726        $59,664       $68,343        $48,694
      ========      ========        ========          ========        =======        =======       =======        =======
      $ (1,745)     $    219        $    (40)         $      1        $   176        $   349       $  (127)       $    (1)
      ========      ========        ========          ========        =======        =======       =======        =======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 NOTES TO FINANCIAL STATEMENTS
 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

1. ORGANIZATION: The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (the Companies) are open-end management investment companies comprised of thirty-four portfolios (each a "Fund" or together the "Funds"). They are The Hartford Advisers Fund, The Hartford Capital Appreciation Fund, The Hartford Disciplined Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Focus Fund, The Hartford Global Communications Fund, The Hartford Global Financial Services Fund, The Hartford Global Health Fund, The Hartford Global Leaders Fund, The Hartford Global Technology Fund, The Hartford Growth Fund, The Hartford Growth Opportunities Fund, The Hartford High Yield Fund, The Hartford Income Fund, The Hartford Inflation Plus Fund, The Hartford International Capital Appreciation Fund, The Hartford International Opportunities Fund, The Hartford International Small Company Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, The Hartford Money Market Fund, The Hartford Short Duration Fund, The Hartford Small Company Fund, The Hartford SmallCap Growth Fund, The Hartford Stock Fund, The Hartford Tax-Free California Fund, The Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, The Hartford Tax-Free New York Fund, The Hartford Total Return Bond Fund, The Hartford U.S. Government Securities Fund, The Hartford Value Fund and The Hartford Value Opportunities Fund. The Companies are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies, except for The Hartford Focus Fund, The Hartford Global Communications Fund, The Hartford Global Financial Services Fund, The Hartford Global Health Fund, The Hartford Global Technology Fund, The Hartford Inflation Plus Fund, The Hartford Tax-Free California Fund and The Hartford Tax-Free New York Fund which are non-diversified.

    The Funds, their classes and investment objectives are listed below:

    The Hartford Advisers Fund (Advisers Fund)             Seeks maximum long-term total return.
      Classes A, B, C and Y
    The Hartford Capital Appreciation Fund                 Seeks growth of capital.
      (Capital Appreciation Fund)
      Classes A, B, C and Y
    The Hartford Disciplined Equity Fund                   Seeks growth of capital and current income.
      (Disciplined Equity Fund)
      Classes A, B, C and Y
    The Hartford Dividend and Growth Fund                  Seeks a high level of current income consistent with growth
      (Dividend and Growth Fund)                           of capital.
      Classes A, B, C and Y
    The Hartford Equity Income Fund                        Seeks a high level of current income consistent with growth
      (Equity Income Fund)                                 of capital.
      Classes A, B, C and Y
    The Hartford Focus Fund                                Seeks long-term capital appreciation.
      (Focus Fund)
      Classes A, B, C and Y
    The Hartford Global Communications Fund                Seeks long-term capital appreciation.
      (Global Communications Fund)
      Classes A, B, C and Y
    The Hartford Global Financial Services Fund            Seeks long-term capital appreciation.
      (Global Financial Services Fund)
      Classes A, B, C and Y
    The Hartford Global Health Fund                        Seeks long-term capital appreciation.
      (Global Health Fund)
      Classes A, B, C and Y
    The Hartford Global Leaders Fund                       Seeks growth of capital.
      (Global Leaders Fund)
      Classes A, B, C and Y
    The Hartford Global Technology Fund                    Seeks long-term capital appreciation.
      (Global Technology Fund)
      Classes A, B, C and Y
    The Hartford Growth Fund                               Seeks long-term capital appreciation.
      (Growth Fund)
      Classes A, B, C, H, L, M, N and Y
    The Hartford Growth Opportunities Fund                 Seeks short- and long-term capital appreciation.
      (Growth Opportunities Fund)
      Classes A, B, C, H, L, M, N, Y and Z

--------------------------------------------------------------------------------

    The Hartford High Yield Fund                           Seeks high current income. Growth of capital is a secondary
      (High Yield Fund)                                    objective.
      Classes A, B, C and Y
    The Hartford Income Fund                               Seeks to provide a high level of current income. Capital
      (Income Fund)                                        appreciation is a secondary objective.
      Classes A, B, C and Y
    The Hartford Inflation Plus Fund                       Seeks a total return that exceeds the rate of inflation over
      (Inflation Plus Fund)                                an economic cycle.
      Classes A, B, C and Y
    The Hartford International Capital Appreciation Fund   Seeks capital appreciation.
      (International Capital Appreciation Fund)
      Classes A, B, C and Y
    The Hartford International Opportunities Fund          Seeks growth of capital.
      (International Opportunities Fund)
      Classes A, B, C and Y
    The Hartford International Small Company Fund          Seeks capital appreciation.
      (International Small Company Fund)
      Classes A, B, C and Y
    The Hartford MidCap Fund                               Seeks long-term growth of capital.
      (MidCap Fund)
      Classes A, B, C and Y
    The Hartford MidCap Value Fund                         Seeks long-term capital appreciation.
      (MidCap Value Fund)
      Classes A, B, C and Y
    The Hartford Money Market Fund                         Seeks maximum current income consistent with liquidity and
      (Money Market Fund)                                  preservation of capital.
      Classes A, B, C and Y
    The Hartford Short Duration Fund                       Seeks to provide a high level of income.
      (Short Duration Fund)
      Classes A, B, C and Y
    The Hartford Small Company Fund                        Seeks growth of capital.
      (Small Company Fund)
      Classes A, B, C and Y
    The Hartford SmallCap Growth Fund                      Seeks to maximize short- and long-term capital appreciation.
      (SmallCap Growth Fund)
      Classes A, B, C, H, L, M, N and Y
    The Hartford Stock Fund                                Seeks long-term growth of capital, with income as a
      (Stock Fund)                                         secondary consideration.
      Classes A, B, C and Y
    The Hartford Tax-Free California Fund                  Seeks to provide current income exempt from both federal and
      (Tax-Free California Fund)                           California income tax.
      Classes A, B and C
    The Hartford Tax-Free Minnesota Fund                   Seeks to provide current income exempt from both federal
      (Tax-Free Minnesota Fund)                            income tax and Minnesota state personal income tax.
      Classes A, B, C, E, H, L, M, N and Y
    The Hartford Tax-Free National Fund                    Seeks to provide current income exempt from federal income
      (Tax-Free National Fund)                             tax.
      Classes A, B, C, E, H, L, M, N and Y
    The Hartford Tax-Free New York Fund                    Seeks to provide current income exempt from federal, New
      (Tax-Free New York Fund)                             York State and New York City income tax.
      Classes A, B and C
    The Hartford Total Return Bond Fund                    Seeks a competitive total return, with income as a secondary
      (Total Return Bond Fund)                             objective.
      Classes A, B, C and Y
    The Hartford U.S. Government Securities Fund           Seeks to provide current income while maintaining
      (U.S. Government Securities Fund)                    preservation of capital consistent with prudent investment
      Classes A, B, C, E, H, L, M, N and Y                 risk.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

    The Hartford Value Fund                                Seeks long-term total return.
      (Value Fund)
      Classes A, B, C and Y
    The Hartford Value Opportunities Fund                  Seeks short- and long-term capital appreciation.
      (Value Opportunities Fund)
      Classes A, B, C, H, L, M, N and Y

    Effective October 30, 2002, the name of The Hartford Bond Income Strategy Fund was changed to The Hartford Total Return Bond Fund and effective August 1, 2003, the name of The Hartford Growth and Income Fund was changed to The Hartford Disciplined Equity Fund.

    Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of up to 1% and a contingent deferred sales charge of up to 1%. Class E is sold with a front-end sales charge of 4.50%. Classes H and M are sold with a contingent deferred sales charge, which is assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price, and declines from 4.00% to zero depending on the period of time the shares are held. Class L is sold with a sales charge up to 4.75%. Class N is sold with a contingent deferred sales charge of 1.00% if redeemed within 1 year. Class Y shares are sold to certain eligible institutional investors without a sales charge. Class Z is sold without sales charges. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, except that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years. Classes H and N shares will automatically convert to Class L after 8 years.

2. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

    A) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

    B) SECURITY VALUATION AND INVESTMENT INCOME -- Equity securities are valued at the last sale price or official closing price reported on the principal securities exchange on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued. If no sale took place on a particular day, then such securities are valued at the mean between the bid and asked prices. The difference between cost and market value for debt and equity securities is recorded in the Statement of Operations and accumulated in net assets.

    Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in the Money Market Fund are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments with maturity of 60 days or less are valued at amortized cost.

    The funds use market prices in valuing portfolio securities, but may use fair value estimates, under procedures established by the Board of Directors, if reliable market prices are unavailable. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. For substantially each determination of net asset value per share, the Funds are supplied with information from an unaffiliated third party with respect to the fair value of foreign securities. Price movements in futures contacts and ADRs, and various other indices, may be reviewed in the course of making a good faith determination of a security's fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from net asset value that would be calculated using current market values.

    Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Options are valued at the last sales price. If no sale took place on such day, then options are valued at the mean between the bid and asked prices.

    Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from an approved quotation system.

    Investment income such as dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on the accrual basis.

    C) FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

    The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

    Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

--------------------------------------------------------------------------------

    D) SECURITIES LENDING -- The Funds, except for the Money Market Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash, which is then invested in short-term money market instruments with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially.

    E) JOINT TRADING ACCOUNT -- Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Funds may transfer uninvested cash balances into a joint trading account managed by The Hartford Investment Management Company (Hartford Investment) or Wellington Management Company LLP, (Wellington). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

    F) REPURCHASE AGREEMENTS -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security (ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable.

    Certain Funds, together with other investment management companies having investment advisory agreements with Wellington, have an interest in $1,352,615 joint repurchase agreements dated 04/30/04 with Deutsche, BNP Paribas and UBS Warburg due 05/03/04. These joint repurchase agreements are collateralized as follows:

    BROKER                              RATE    PRINCIPAL   COLLATERAL VALUE       SECURITY TYPE         COUPON RATE    MATURITY
    ------                              -----   ---------   ----------------   ----------------------   -------------   ---------
    Deutsche..........................  1.00%   $500,000        $510,000       FMAC                       4.50%-7.00%   2016-2034
                                                                               FMNA                       4.50%-8.00%   2017-2034
    BNP Paribas.......................  1.00%    150,000         151,369       U.S. Treasury Bonds       7.125%-9.25%   2016-2023
    UBS Warburg.......................  1.00%    500,000         510,004       FHLB                     Floating Rate        2004
                                                                               FMAC                       1.14%-6.30%   2004-2013
                                                                               Sallie Mae                3.375%-7.30%   2004-2012
    UBS Warburg.......................  1.00%    202,615         206,990       U.S. Treasury            1.875%-3.875%   2013-2029
                                                                               Inflation Linked Bonds

    The maturity amounts are as follows:

                                                                  MATURITY
    FUND                                                           AMOUNT
    ----                                                          --------
    Advisers Fund...............................................  $ 78,517
    Capital Appreciation Fund...................................   245,862
    Disciplined Equity Fund.....................................       196
    Dividend and Growth Fund....................................   117,731
    Equity Income Fund..........................................     3,110
    Focus Fund..................................................     3,664
    Global Communications Fund..................................       414
    Global Financial Services Fund..............................       431
    Global Health Fund..........................................    10,353
    Global Leaders Fund.........................................     4,292
    Global Technology Fund......................................       771
    Growth Fund.................................................     5,470
    Growth Opportunities Fund...................................     4,203
    International Capital Appreciation Fund.....................     1,736
    International Opportunities Fund............................     3,949
    International Small Company Fund............................     2,134
    MidCap Fund.................................................    36,486
    MidCap Value Fund...........................................     8,621
    Small Company Fund..........................................    10,276
    Stock Fund..................................................     4,080
    Value Fund..................................................       978
    Value Opportunities Fund....................................     1,216

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

    Certain Funds, together with other investment management companies having investment advisory agreements with Hartford Investment, have an interest in a $1,254,868 joint repurchase agreements dated 4/30/04 with BNP Paribas, Greenwich, State Street Bank and UBS Warburg due 5/03/04. These joint repurchase agreements are collateralized as follows:

    BROKER                                 RATE    PRINCIPAL   COLLATERAL VALUE      SECURITY TYPE       COUPON RATE    MATURITY
    ------                                 -----   ---------   ----------------   -------------------   -------------   ---------
    BNP Paribas..........................  0.91%    363,432         367,270       U.S. Treasury Bonds    5.50%-9.875%   2015-2028
                                                                                  U.S. Treasury Note           12.00%        2013
    Greenwich............................  0.92%    313,351         316,632       U.S. Treasury Bonds    6.00%-8.125%   2019-2026
                                                                                  U.S. Treasury Note            6.00%        2009
    State Street Bank....................  0.89%    217,846         233,441       U.S. Treasury Note    4.875%-9.125%   2005-2012
    UBS Warburg..........................  0.91%    360,239         361,797       U.S. Treasury Bonds    6.25%-11.75%   2014-2023

    The maturity amounts are as follows:

                                                       MATURITY
    FUND                                                AMOUNT
    ----                                               --------
    Inflation Plus Fund..............................  $ 63,087
    Money Market Fund................................     6,329
    Short Duration Fund..............................       589
    Total Return Bond Fund...........................   102,237
    U.S. Government Securities Fund..................     5,267

    The SmallCap Growth Fund has an interest in a $2,142 repurchase agreement dated 4/30/04 with UBS Warburg, 0.92% due 5/03/04. This repurchase agreement is collateralized by $2,157 U.S. Treasury Bond 6.125% due 2027.

    In addition, the Capital Appreciation Fund holds collateral for securities out on loan in a repurchase agreement. The lending agreement was collateralized by an interest in a $600,000 repurchase agreement dated 4/30/04 with Bear, Stearns & Co., 1.04% due 5/3/04. This repurchase agreement is collateralized by $612,003, in a FNCL's 4.50%-5.50% due 2033-2034.

    G) FUTURES, OPTIONS ON FUTURES AND OPTIONS TRANSACTIONS -- Certain Funds may invest in futures contracts and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors.

    At any time prior to expiration of the futures contract, the Funds may close the position by taking an opposite position, which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

    The use of futures contracts involve elements of market risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Change in the value of the futures contracts may decrease the effectiveness of a Fund's strategies and potentially result in loss. The Fund's had no futures contracts outstanding as of April 30, 2004.

    The premium paid by a Fund for the purchase of a call or put option is included in the Funds' Statements of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period. If a purchased option expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

    The Funds may write covered options. "Covered" means that so long as a Fund is obligated as the writer of an option, it will own either the underlying securities or currency or the option to purchase or sell the same underlying securities or currency having the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, recorded as a component of other liabilities on the Statements of Assets and Liabilities, which increases the Funds' return, recorded as a realized gain, if the option expires unexercised or is closed out at a net profit. Any loss realized from the covered option is offset by the gain realized on the sale of the underlying securities or currency. Covered options, at times before exercise or close out, are marked-to-market through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in value of such options, which may exceed the related premiums received. For the six-month period ended April 30, 2004, the Funds had no option activity.

    H) FORWARD FOREIGN CURRENCY CONTRACTS -- For the six-month period ended April 30, 2004, the Capital Appreciation Fund, the Income Fund, the International Small Company Fund and the Total Return Bond Fund entered into forward foreign currency exchange contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

    Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. In

--------------------------------------------------------------------------------

    addition, risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movement in the value of foreign currencies relative to the U.S. dollar.

    I) INDEXED SECURITIES -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

    J) FEDERAL INCOME TAXES -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. On a calendar year basis, the Funds are subject to a 4% federal excise tax to the extent they do not distribute substantially all of their net investment income and realized gains, if any. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

    The tax character of distributions paid for the periods indicated are as follows:

                                    FOR THE PERIOD    FOR THE PERIOD
                                        ENDED             ENDED
                                    APRIL 30, 2004   OCTOBER 31, 2003
                                    --------------   ----------------
    ADVISERS FUND
      Ordinary income.............     $10,800           $26,613
    DISCIPLINED EQUITY FUND
      Ordinary Income.............         151                --
    DIVIDEND AND GROWTH FUND
      Ordinary income.............       6,011            10,229
      Return of capital...........          --               293
    EQUITY INCOME FUND
      Ordinary Income.............       1,036                --
    GLOBAL FINANCIAL SERVICES FUND
      Ordinary income.............         133                58

                                    FOR THE PERIOD    FOR THE PERIOD
                                        ENDED             ENDED
                                    APRIL 30, 2004   OCTOBER 31, 2003
                                    --------------   ----------------
    GLOBAL HEALTH FUND
      Ordinary income.............          --           $ 1,236
      Long-term capital gains.....     $ 1,115             3,821
    HIGH YIELD FUND
      Ordinary income.............      10,743            22,578
    INCOME FUND
      Ordinary income.............         740               857
    INFLATION PLUS FUND
      Ordinary income.............       6,465             4,094
    INTERNATIONAL CAPITAL
      APPRECIATION FUND
      Ordinary income.............          36                 6
      Long-term capital gains.....          65                --
    INTERNATIONAL OPPORTUNITIES
      Ordinary Income.............          63                --
    INTERNATIONAL SMALL COMPANY
      FUND
      Ordinary income.............       2,966                17
      Long-term capital gains.....          83                --
    MONEY MARKET FUND
      Ordinary income.............         177               954
    SHORT DURATION FUND
      Ordinary income.............       1,005             1,283
    TAX-FREE CALIFORNIA FUND
      Ordinary income.............         344               450
    TAX-FREE MINNESOTA FUND
      Ordinary income.............         754             1,514
      Long-term capital gains.....         348               195
    TAX-FREE NATIONAL FUND
      Ordinary income.............       1,997             2,864
      Long-term capital gains.....         558             1,604
    TAX-FREE NEW YORK
      Ordinary income.............         326               349
    TOTAL RETURN BOND FUND
      Ordinary income.............      27,511            25,854
      Long-term capital gains.....         540             1,383
    U.S. GOVERNMENT SECURITIES
      FUND
      Ordinary income.............       6,200            15,981
    VALUE FUND
      Ordinary income.............         406               239

    As of October 31, 2003, the components of distributable earnings on a tax basis are as follows:

                                                                                                                         TOTAL
                                                   UNDISTRIBUTED   UNDISTRIBUTED    ACCUMULATED       UNREALIZED      ACCUMULATED
                                                     ORDINARY        LONG-TERM     CAPITAL GAINS     APPRECIATION      EARNINGS
                                                      INCOME       CAPITAL GAIN      (LOSSES)*     (DEPRECIATION)**    (DEFICIT)
                                                   -------------   -------------   -------------   ----------------   -----------
    Advisers Fund................................     $ 1,654         $    --        $(357,815)       $  88,493        $(267,652)
    Capital Appreciation Fund....................          --              --         (791,427)         710,179          (81,248)
    Disciplined Equity Fund......................         154              --         (129,537)          24,556         (104,827)
    Dividend and Growth Fund.....................          --              --          (51,709)          85,235           33,526
    Equity Income Fund...........................          69              --               --              646              715
    Focus Fund...................................          --              --          (30,183)           9,933          (20,250)
    Global Communications Fund...................          --              --           (7,672)           2,377           (5,295)
    Global Financial Services Fund...............         130              --           (2,480)           1,715             (635)
    Global Health Fund...........................          --           1,115               --            7,502            8,617
    Global Leaders Fund..........................          --              --         (161,940)          72,948          (88,992)
    Global Technology Fund.......................          --              --          (65,114)          10,058          (55,056)
    Growth Fund..................................          --              --          (87,248)          69,240          (18,008)
    Growth Opportunities Fund....................          --              --         (151,238)         109,029          (42,209)
    High Yield Fund..............................           6              --          (86,634)           8,031          (78,597)
    Income Fund..................................          30              --              (20)             680              690
    Inflation Plus Fund..........................       1,736              --               --            3,443            5,179
    International Capital Appreciation Fund......          37              65               --            1,582            1,684
    International Opportunities Fund.............          63              --          (56,670)          11,817          (45,790)
    International Small Company Fund.............       2,967              86               --            4,204            7,257

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                                                         TOTAL
                                                   UNDISTRIBUTED   UNDISTRIBUTED    ACCUMULATED       UNREALIZED      ACCUMULATED
                                                     ORDINARY        LONG-TERM     CAPITAL GAINS     APPRECIATION      EARNINGS
                                                      INCOME       CAPITAL GAIN      (LOSSES)*     (DEPRECIATION)**    (DEFICIT)
                                                   -------------   -------------   -------------   ----------------   -----------
    MidCap Fund..................................          --              --         (122,776)         396,012          273,236
    MidCap Value Fund............................          --              --             (474)          30,362           29,888
    Money Market Fund............................          --              --               --               --               --
    Short Duration Fund..........................          28              --             (221)             312              119
    Small Company Fund...........................          --              --         (108,923)          41,844          (67,079)
    SmallCap Growth Fund.........................          --              --          (84,008)          23,263          (60,745)
    Stock Fund...................................          --              --         (570,537)         (39,875)        (610,412)
    Tax-Free California Fund.....................          30              --              (80)             (68)            (118)
    Tax-Free Minnesota Fund......................          21             348               --            1,889            2,258
    Tax-Free National Fund.......................         281             558               --            3,352            4,191
    Tax-Free New York Fund.......................         116              --               --               74              190
    Total Return Bond Fund.......................      17,671           1,196               --            2,821           21,688
    U.S. Government Securities Fund..............           1              --          (10,866)           1,127           (9,738)
    Value Fund...................................         349              --           (7,069)           2,877           (3,843)
    Value Opportunities Fund.....................          --              --           (9,273)           6,050           (3,223)

     * Certain Funds had capital loss carryforwards that are identified in footnote 8.

    ** The differences between book-basis and tax-basis, unrealized appreciation
       (depreciation) is attributable primarily to the tax deferral of wash sale losses and differing treatments for the interest accrual on defaulted securities.

    K) FUND SHARE VALUATION AND DIVIDEND DISTRIBUTIONS TO SHAREHOLDERS -- Orders for a Fund's shares are executed in accordance with the investment instructions of the shareholders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). The net asset value per share is determined separately for each class of each fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

    Each Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Capital Appreciation Fund, the Disciplined Equity Fund, the Focus Fund, Global Communications Fund, the Global Financial Services Fund, the Global Health Fund, the Global Leaders Fund, the Global Technology Fund, the Growth Fund, the Growth Opportunities Fund, the International Capital Appreciation Fund, the International Opportunities Fund, the International Small Company Fund, the MidCap Fund, the MidCap Value Fund, the Small Company Fund, the SmallCap Growth Fund, the Stock Fund, the Value Fund, and the Value Opportunities Fund will be declared and paid annually; dividends from net investment income of the Advisers Fund, the Dividend and Growth Fund and the Equity Income Fund will be declared and paid quarterly; dividends from the net investment income of the High Yield Fund, the Income Fund, the Inflation Plus Fund, the Short Duration Fund, the Tax-Free California Fund, the Tax-Free Minnesota Fund, the Tax-Free National Fund, the Tax-Free New York Fund, the Total Return Bond Fund and the U.S. Government Securities Fund will be declared and paid monthly and dividends from net investment income of the Money Market Fund will be declared daily and paid monthly. Dividends from the Money Market Fund are not paid on shares until the day following the date on which the shares are issued. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of each Fund.

    Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, losses deferred due to wash sales and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds' capital accounts (see Note 7).

    L) USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

    M) ILLIQUID SECURITIES AND OTHER INVESTMENTS -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for the Money Market Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. A Fund may not be able to sell illiquid securities or other investments when their sub-advisor considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, do

--------------------------------------------------------------------------------

    to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on net asset value. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors.

    N) SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY
    BASIS -- Delivery and payment for securities that have been purchased by the fund on a when-issued or delayed delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations and the fund maintains in a segregated account with its custodian, assets sufficient to meet the purchase price. As of April 30, 2004 the Funds entered into outstanding when-issued or delayed delivery securities as follows:

    FUND                                                AMOUNT
    ----                                                -------
    Advisers Fund.....................................  $ 6,496
    Tax-Free California Fund..........................      538
    Tax-Free Minnesota Fund...........................      450
    Tax-Free National Fund............................    2,055
    Tax-Free New York Fund............................      264
    Total Return Bond Fund............................   26,928

    O) CREDIT RISK -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

3.  EXPENSES:

    A) INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS -- Hartford Investment Financial Services, LLC (HIFSCO), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to each Fund pursuant to an Investment Advisory Agreement dated March 3, 1997 for Hartford Mutual Funds, Inc. and dated February 19, 2002 for Hartford Mutual Funds II, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for each Fund. In addition, HIFSCO provides administrative personnel, services, equipment and facilities and office space for proper operation of the Funds. HIFSCO has contracted with Wellington for the provision of day to day investment management services to the Advisers Fund, the Capital Appreciation Fund, the Disciplined Equity Fund, the Dividend and Growth Fund, the Equity Income Fund, the Focus Fund, the Global Communications Fund, the Global Financial Services Fund, the Global Health Fund, the Global Leaders Fund, the Global Technology Fund, the Growth Fund, the Growth Opportunities Fund, the International Capital Appreciation Fund, the International Opportunities Fund, the International Small Company Fund, the MidCap Fund, the MidCap Value Fund, the Small Company Fund, the SmallCap Growth Fund, the Stock Fund, the Value Fund and the Value Opportunities Fund in accordance with each Fund's investment objective and policies. In addition, HIFSCO has contracted with Hartford Investment, a wholly owned subsidiary of The Hartford, for the provision of day to day investment management services for the High Yield Fund, the Income Fund, the Inflation Plus Fund, the Money Market Fund, the Short Duration Fund, the Tax-Free California Fund, the Tax-Free Minnesota Fund, the Tax-Free National Fund, the Tax-Free New York Fund, the Total Return Bond Fund and the U.S. Government Securities Fund. Each Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington or Hartford Investment.

    The schedule below reflects the rates of compensation paid to HIFSCO for investment advisory services rendered:

                         MONEY MARKET FUND
    AVERAGE DAILY NET ASSETS                         ANNUAL FEE
    ------------------------                         ----------
    On first $500 million..........................     .50%
    On next $500 million...........................     .45%
    Over $1 billion................................     .40%

                      TAX-FREE NATIONAL FUND
                AND U.S. GOVERNMENT SECURITIES FUND
    AVERAGE DAILY NET ASSETS                         ANNUAL FEE
    ------------------------                         ----------
    On first $50 million...........................     .80%
    Over $50 million...............................     .70%

                      TOTAL RETURN BOND FUND
    AVERAGE DAILY NET ASSETS                         ANNUAL FEE
    ------------------------                         ----------
    On first $500 million..........................     .65%
    On next $500 million...........................     .55%
    Over $1 billion................................     .50%

                       GLOBAL LEADERS FUND,
                 INTERNATIONAL OPPORTUNITIES FUND,
                           MIDCAP FUND,
                         MIDCAP VALUE FUND
                      AND SMALL COMPANY FUND
    AVERAGE DAILY NET ASSETS                         ANNUAL FEE
    ------------------------                         ----------
    On first $500 million..........................     .85%
    On next $500 million...........................     .75%
    Over $1 billion................................     .70%

                      TAX-FREE MINNESOTA FUND
    AVERAGE DAILY NET ASSETS                         ANNUAL FEE
    ------------------------                         ----------
    On first $50 million...........................     .72%
    Over $50 million...............................     .70%

                           GROWTH FUND,
                    GROWTH OPPORTUNITIES FUND,
                       SMALLCAP GROWTH FUND
                   AND VALUE OPPORTUNITIES FUND
    AVERAGE DAILY NET ASSETS                         ANNUAL FEE
    ------------------------                         ----------
    On first $100 million..........................    1.00%
    On next $150 million...........................     .80%
    Over $250 million..............................     .70%

                          ADVISERS FUND,
                     DIVIDEND AND GROWTH FUND
                        AND HIGH YIELD FUND
    AVERAGE DAILY NET ASSETS                         ANNUAL FEE
    ------------------------                         ----------
    On first $500 million..........................     .75%
    On next $500 million...........................     .65%
    Over $1 billion................................     .60%

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

              INTERNATIONAL CAPITAL APPRECIATION FUND
               AND INTERNATIONAL SMALL COMPANY FUND
    AVERAGE DAILY NET ASSETS                         ANNUAL FEE
    ------------------------                         ----------
    On first $500 million..........................    1.00%
    On next $500 million...........................     .90%
    Over $1 billion................................     .85%

                    CAPITAL APPRECIATION FUND,
                     DISCIPLINED EQUITY FUND,
                        EQUITY INCOME FUND,
                            STOCK FUND
                          AND VALUE FUND
    AVERAGE DAILY NET ASSETS                         ANNUAL FEE
    ------------------------                         ----------
    On first $500 million..........................     .80%
    On next $500 million...........................     .70%
    Over $1 billion................................     .65%

                            FOCUS FUND,
                    GLOBAL COMMUNICATIONS FUND,
                  GLOBAL FINANCIAL SERVICES FUND,
                        GLOBAL HEALTH FUND
                    AND GLOBAL TECHNOLOGY FUND
    AVERAGE DAILY NET ASSETS                         ANNUAL FEE
    ------------------------                         ----------
    On first $500 million..........................    1.00%
    On next $500 million...........................     .95%
    Over $1 billion................................     .90%

                            INCOME FUND
                      AND INFLATION PLUS FUND
    AVERAGE DAILY NET ASSETS                         ANNUAL FEE
    ------------------------                         ----------
    On first $500 million..........................     .60%
    Over $500 million..............................     .55%

                       SHORT DURATION FUND,
                     TAX-FREE CALIFORNIA FUND
                    AND TAX-FREE NEW YORK FUND
    AVERAGE DAILY NET ASSETS                         ANNUAL FEE
    ------------------------                         ----------
    On first $500 million..........................     .55%
    Over $500 million..............................     .50%

    B) DISTRIBUTION AND SERVICE PLAN FOR CLASS A, B, C, H, L, M AND N
    SHARES -- HIFSCO, is the principal underwriter and distributor of the Funds. HIFSCO is engaged in distribution activities, which include marketing, distribution and clearing of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended, April 30, 2004, the following revenues were received by HIFSCO:

                               FRONT-END LOAD        CONTINGENT
                                SALES CHARGE    DEFERRED SALES CHARGE
                               --------------   ---------------------
    HIFSCO...................     $48,089              $4,451

    The Funds have adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the Distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, H, L, M and N shares and for providing services for shareholders. The Distributor is compensated at an annual rate that may not exceed 0.35% of the average daily net asset value of Class A shares of the Fund, some or all of which may be remitted to brokers. Up to 0.25% of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. The Class A Rule 12b-1 fee for each Fund has been voluntarily capped at 0.30%. The cap may be removed at any time. Some or the entire 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for service provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class L has a distribution fee of 0.25% for each Fund, except for SmallCap Growth Fund, which has a 0.45% fee. Classes H, M and N have a distribution fee of 1.00% of average daily net assets on an annual basis, to be used to compensate those who sell shares of the fund and pay certain other expenses of selling fund shares.

    For the six-month period ended April 30, 2004, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Funds' shares were $2,229. These commissions are in turn paid to sales representatives of the broker/dealers.

    C) OPERATING EXPENSES -- Allocable expenses incurred by the Funds are allocated to each Fund in proportion to the average daily net assets of each Fund, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. The Hartford has voluntarily agreed to limit the total operating expenses of the Class A, B, C, H, L, M, N and Y shares of some of the Funds, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

--------------------------------------------------------------------------------

    FUND                                            CLASS A   CLASS B   CLASS C   CLASS H   CLASS L   CLASS M   CLASS N   CLASS Y
    ----                                            -------   -------   -------   -------   -------   -------   -------   -------
    Disciplined Equity Fund.......................   1.45%     2.15%     2.15%        NA        NA        NA        NA     1.00%
    Focus Fund....................................   1.65%     2.35%     2.35%        NA        NA        NA        NA     1.20%
    Global Communications Fund....................   1.65%     2.35%     2.35%        NA        NA        NA        NA     1.20%
    Global Financial Services Fund................   1.65%     2.35%     2.35%        NA        NA        NA        NA     1.20%
    Global Health Fund............................   1.65%     2.35%     2.35%        NA        NA        NA        NA     1.20%
    Global Leaders Fund...........................   1.65%     2.35%     2.35%        NA        NA        NA        NA     1.20%
    Global Technology Fund........................   1.65%     2.35%     2.35%        NA        NA        NA        NA     1.20%
    Growth Fund...................................   1.45%     2.15%     2.15%     2.15%     1.45%     2.15%     2.15%     1.00%
    Growth Opportunities Fund.....................   1.45%     2.15%     2.15%     2.15%     1.45%     2.15%     2.15%     1.00%
    High Yield Fund...............................   1.40%     2.10%     2.10%        NA        NA        NA        NA     0.95%
    Income Fund...................................   1.00%     1.70%     1.70%        NA        NA        NA        NA        NA
    Inflation Plus Fund...........................   1.00%     1.70%     1.70%        NA        NA        NA        NA        NA
    International Capital Appreciation Fund.......   1.65%     2.35%     2.35%        NA        NA        NA        NA     1.20%
    International Opportunities Fund..............   1.65%     2.35%     2.35%        NA        NA        NA        NA     1.20%
    International Small Company Fund..............   1.65%     2.35%     2.35%        NA        NA        NA        NA     1.20%
    MidCap Value Fund.............................   1.45%     2.15%     2.15%        NA        NA        NA        NA     1.00%
    Money Market Fund.............................   1.00%     1.70%     1.70%        NA        NA        NA        NA     0.55%
    Short Duration Fund...........................   0.95%     1.65%     1.65%        NA        NA        NA        NA        NA
    SmallCap Growth Fund..........................   1.45%     2.15%     2.15%     2.15%     1.45%     2.15%     2.15%     1.10%
    Small Company Fund............................   1.45%     2.15%     2.15%        NA        NA        NA        NA     1.00%
    Tax-Free California Fund......................   0.95%     1.65%     1.65%        NA        NA        NA        NA        NA
    Tax-Free Minnesota Fund.......................   0.90%     1.60%     1.60%     1.60%     0.90%     1.60%     1.60%        NA
    Tax-Free National Fund........................   1.05%     1.75%     1.75%     1.75%     1.05%     1.75%     1.75%        NA
    Tax-Free New York Fund........................   0.90%     1.60%     1.60%        NA        NA        NA        NA        NA
    Total Return Bond Fund........................   1.25%     1.95%     1.95%        NA        NA        NA        NA     0.80%
    U.S. Government Securities Fund...............   1.20%     1.90%     1.90%     1.90%     1.20%     1.90%     1.90%     0.80%
    Value Fund....................................   1.45%     2.15%     2.15%        NA        NA        NA        NA     1.00%
    Value Opportunities Fund......................   1.45%     2.15%     2.15%     2.15%     1.45%     2.15%     2.15%     1.25%

    The Hartford voluntarily agreed to waive management fees for the Equity Income Fund until August 28, 2005.

    For the six-month period ended April 30, 2004, The Hartford waived a portion of Distribution and Transfer Agent fees for the Equity Income Fund.

    Prior to March 1, 2004, the expense limitation for the following Funds were as follows: Tax-Free Minnesota Fund (Classes A and L 1.15%, Classes B, C, H, M and N 1.85%, Class Y 0.80%) Tax-Free National Fund (Classes A and L 1.15%, Classes B, C, H, M and N 1.85%, Class Y 0.85%) Tax-Free New York Fund (Class A 0.95%, Classes B and C 1.65%)

    For the six-month period ended April 30, 2004, The Hartford waived a portion of Distribution fees for the Money Market Fund, Classes B and C.

    The Hartford may terminate such voluntary and temporary fee waivers and expense limitation arrangements at any time.

    Amounts incurred which exceed the above limits, are deducted from expenses and are reported as expense reimbursements or waivers on the accompanying Statements of Operations.
    As of March 1, 2003, the fee waivers and expense limitation arrangements ended for the Capital Appreciation Fund, the MidCap Fund, the Stock Fund, the Dividend and Growth Fund and the Advisers Fund.

    D) EXPENSE OFFSET -- The Funds have entered into an agreement with State Street Global Advisors to partially recapture non-discounted trade commissions. Such rebates are used solely to reduce the Funds' operating expenses. The Funds' custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the six-month period ended April 30, 2004, directed brokerage and custodian fee offset arrangements reduced expenses by $1,095 and $25, respectively. The total expense reduction represented an effective annual rate of 0.01% of the Funds' average net assets. These amounts are included on the fees paid indirectly line of the Statement of Operations.

    E) ACCOUNTING SERVICES AGREEMENT -- Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Co. (HLIC) and the Funds, HLIC provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.02% of each Fund's Class A, B, C and Y average daily net assets.

    F) OTHER RELATED PARTY TRANSACTIONS -- For the six-month period ended April 30, 2004, Hartford Fire was reimbursed $95 for legal expenses on behalf of the Funds. Certain officers of the Funds are directors and/or officers of HIFSCO, Hartford Investment and/or The Hartford or its subsidiaries. No officer of the Funds receives any compensation directly from the Funds. Hartford Administrative Services Company (HASCO), a wholly owned subsidiary of The Hartford, provides transfer agent services to the Funds.

4. AFFILIATE HOLDINGS: As of April 30, 2004, affiliates of The Hartford had ownership of shares in the Funds as follows:

    FUND                        CLASS A   CLASS B   CLASS C   CLASS Y
    ----                        -------   -------   -------   -------
    Equity Income Fund........     --        --        --        10
    Global Communications
      Fund....................    700        --        --        --
    Global Financial Services
      Fund....................    564        --        --        --
    Growth Fund...............     --        --        --        @@
    Growth Opportunities
      Fund....................     --        --        --        @@
    High Yield Fund...........     --        --        --        @@
    Income Fund...............    720        --        --         1
    International Capital
      Appreciation Fund.......     --        --        --        30
    MidCap Value Fund.........     --        --        --         3
    Short Duration Fund.......     --        --        --         1
    SmallCap Growth Fund......     --        --        --        @@
    Tax-Free California
      Fund....................    747        --        --        NA

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

4.  AFFILIATE HOLDINGS:  (CONTINUED)


    FUND                        CLASS A   CLASS B   CLASS C   CLASS Y
    ----                        -------   -------   -------   -------
    Tax-Free Minnesota Fund...     --        --        --        @@
    Tax-Free National Fund....     --        --        --        @@
    Tax-Free New York Fund....    851       105       105        NA
    U.S. Government Securities
      Fund....................     --        --        --        @@
    Value Fund................     --        --        --         3
    Value Opportunities
      Fund....................     --        --        --        @@

    @@ Due to the presentation of the financial statements in thousands, the number of shares held round to zero.

    NA Not applicable

5. INVESTMENT TRANSACTIONS: For the six-month period ended April 30, 2004, the cost of purchases and proceeds from sales of securities for Money Market Fund were $2,284,018 and $2,337,011, respectively. The cost of purchases and proceeds from sales of securities (excluding short-term investments) for the other portfolios were as follows:

                                           COST OF      PROCEEDS
    FUND                                  PURCHASES    FROM SALES
    ----                                  ----------   ----------
    Advisers Fund.......................  $  617,629   $  571,439
    Capital Appreciation Fund...........   3,441,149    2,090,117
    Disciplined Equity Fund.............     116,068      118,896
    Dividend and Growth Fund............     645,494      305,548
    Equity Income Fund..................     161,211       10,864
    Focus Fund..........................      80,901       83,488

                                           COST OF      PROCEEDS
    FUND                                  PURCHASES    FROM SALES
    ----                                  ----------   ----------
    Global Communications Fund..........  $    7,084   $    6,126
    Global Financial Services Fund......      10,103       12,332
    Global Health Fund..................      93,249       57,581
    Global Leaders Fund.................     921,977      962,781
    Global Technology Fund..............      71,666       63,479
    Growth Fund.........................     358,747      180,215
    Growth Opportunities Fund...........     499,285      493,225
    High Yield Fund.....................     177,708      156,176
    Income Fund.........................      43,245       33,941
    Inflation Plus Fund.................     310,838      143,577
    International Capital Appreciation
      Fund..............................      58,081       33,989
    International Opportunities Fund....     100,689       99,329
    International Small Company Fund....      63,766       42,555
    MidCap Fund.........................     737,673      651,413
    MidCap Value Fund...................     174,421       66,942
    Short Duration Fund.................      55,990       49,217
    Small Company Fund..................     222,634      204,052
    SmallCap Growth Fund................     121,737      105,389
    Stock Fund..........................     345,806      362,783
    Tax-Free California Fund............       5,537        3,483
    Tax-Free Minnesota Fund.............       4,578        5,472
    Tax-Free National Fund..............      17,171        3,887
    Tax-Free New York Fund..............       3,008        1,693
    Total Return Bond Fund..............     515,173      567,468
    U.S. Government Securities Fund.....     145,812      186,362
    Value Fund..........................      20,778       11,295
    Value Opportunities Fund............      31,705       17,424

6. CAPITAL SHARE TRANSACTIONS: The following information is for the six-month period ended April 30, 2004 and year ended October 31, 2003:

                                                            SHARES ISSUED FOR                                    NET INCREASE
                                      SHARES SOLD          REINVESTED DIVIDENDS       SHARES REDEEMED        (DECREASE) OF SHARES
                                 ----------------------    --------------------    ----------------------    --------------------
                                    2004         2003        2004        2003        2004         2003         2004        2003
                                 ----------    --------    --------    --------    ---------    ---------    --------    --------
ADVISERS FUND:
Class A Shares.................      14,372      20,836        573       1,405        (9,191)     (16,930)      5,754       5,311
       Amount..................  $  210,637    $276,476    $ 8,419     $18,517     $(135,789)   $(223,566)   $ 83,267    $ 71,427
Class B Shares.................       2,074       4,637         71         299        (3,616)      (7,994)     (1,471)     (3,058)
       Amount..................  $   30,306    $ 60,761    $ 1,040     $ 3,881     $ (52,868)   $(103,704)   $(21,522)   $(39,062)
Class C Shares.................       1,978       4,392         63         237        (3,976)      (8,264)     (1,935)     (3,635)
       Amount..................  $   29,237    $ 58,068    $   924     $ 3,113     $ (58,672)   $(108,634)   $(28,511)   $(47,453)
Class Y Shares.................         205         301          6           8           (17)         (15)        194         294
       Amount..................  $    3,062    $  4,038    $    86     $   119     $    (253)   $    (203)   $  2,895    $  3,954
CAPITAL APPRECIATION FUND:
Class A Shares.................      37,817      20,811         --          --        (6,472)     (14,908)     31,345       5,903
       Amount..................  $1,106,003    $474,094    $    --     $    --     $(189,311)   $(324,553)   $916,692    $149,541
Class B Shares.................       5,405       6,504         --          --        (2,596)      (6,361)      2,809         143
       Amount..................  $  148,966    $138,655    $    --     $    --     $ (71,433)   $(130,934)   $ 77,533    $  7,721
Class C Shares.................       7,953       8,629         --          --        (3,275)      (7,407)      4,678       1,222
       Amount..................  $  218,966    $185,768    $    --     $    --     $ (90,196)   $(152,981)   $128,770    $ 32,787
Class Y Shares.................         904         936         --          --           (88)        (382)        816         554
       Amount..................  $   27,570    $ 21,401    $    --     $    --     $  (2,692)   $  (8,207)   $ 24,878    $ 13,194



@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

--------------------------------------------------------------------------------

                                                            SHARES ISSUED FOR                                    NET INCREASE
                                      SHARES SOLD          REINVESTED DIVIDENDS       SHARES REDEEMED        (DECREASE) OF SHARES
                                 ----------------------    --------------------    ----------------------    --------------------
                                    2004         2003        2004        2003        2004         2003         2004        2003
                                 ----------    --------    --------    --------    ---------    ---------    --------    --------
DISCIPLINED EQUITY FUND:
Class A Shares.................       2,529       4,602         14          --        (2,466)      (7,751)         77      (3,149)
       Amount..................  $   26,733    $ 40,782    $   149     $    --     $ (26,375)   $ (67,219)   $    507    $(26,437)
Class B Shares.................         299         770         --          --          (498)      (1,148)       (199)       (378)
       Amount..................  $    3,086    $  6,568    $    --     $    --     $  (5,128)   $  (9,611)   $ (2,042)   $ (3,043)
Class C Shares.................         250         841         --          --          (568)      (1,474)       (318)       (633)
       Amount..................  $    2,563    $  7,184    $    --     $    --     $  (5,856)   $ (12,330)   $ (3,293)   $ (5,146)
Class Y Shares.................           8          21         @@          --            (2)         (38)          6         (17)
       Amount..................  $       85    $    187    $     3     $    --     $     (24)   $    (353)   $     64    $   (166)
DIVIDEND AND GROWTH FUND:
Class A Shares.................      23,043      30,101        317         609        (5,215)      (8,875)     18,145      21,835
       Amount..................  $  388,898    $435,362    $ 5,394     $ 8,814     $ (89,277)   $(126,929)   $305,015    $317,247
Class B Shares.................       2,372       4,757          2          30        (1,008)      (2,247)      1,366       2,540
       Amount..................  $   40,143    $ 67,912    $    40     $   417     $ (17,074)   $ (31,454)   $ 23,109    $ 36,875
Class C Shares.................       2,602       5,187          7          38        (1,408)      (2,830)      1,201       2,395
       Amount..................  $   43,898    $ 73,923    $   107     $   546     $ (23,798)   $ (39,913)   $ 20,207    $ 34,556
Class Y Shares.................         874       3,551         17          29          (733)      (2,045)        158       1,535
       Amount..................  $   15,109    $ 53,476    $   290     $   434     $ (12,799)   $ (31,994)   $  2,600    $ 21,916
EQUITY INCOME FUND:
Class A Shares.................      11,014       2,610         76          --          (583)         (41)     10,507       2,569
       Amount..................  $  120,702    $ 26,551    $   831     $    --     $  (6,432)   $    (424)   $115,101    $ 26,127
Class B Shares.................         877         235          3          --           (39)          (1)        841         234
       Amount..................  $    9,679    $  2,391    $    37     $    --     $    (435)   $     (15)   $  9,281    $  2,376
Class C Shares.................       2,466         737         10          --           (52)          @@       2,424         737
       Amount..................  $   27,177    $  7,502    $   107     $    --     $    (578)   $      @@    $ 26,706    $  7,502
Class Y Shares.................          --          10         @@          --            @@           --          @@          10
       Amount..................  $       --    $    100    $     1     $    --     $      @@    $      --    $      1    $    100
FOCUS FUND:
Class A Shares.................       1,050         985         --          --          (947)      (2,225)        103      (1,240)
       Amount..................  $    9,930    $  7,885    $    --     $    --     $  (8,906)   $ (17,497)   $  1,024    $ (9,612)
Class B Shares.................         127         257         --          --          (220)        (463)        (93)       (206)
       Amount..................  $    1,186    $  2,008    $    --     $    --     $  (2,040)   $  (3,564)   $   (854)   $ (1,556)
Class C Shares.................         274         407         --          --          (359)        (883)        (85)       (476)
       Amount..................  $    2,528    $  3,218    $    --     $    --     $  (3,304)   $  (6,741)   $   (776)   $ (3,523)
Class Y Shares.................          40          20         --          --           (20)          (9)         20          11
       Amount..................  $      391    $    158    $    --     $    --     $    (187)   $     (80)   $    204    $     78
GLOBAL COMMUNICATIONS FUND:
Class A Shares.................         461         422         --          --          (149)        (132)        312         290
       Amount..................  $    2,435    $  1,657    $    --     $    --     $    (815)   $    (494)   $  1,620    $  1,163
Class B Shares.................          90         133         --          --          (138)         (58)        (48)         75
       Amount..................  $      465    $    526    $    --     $    --     $    (647)   $    (222)   $   (182)   $    304
Class C Shares.................          82          95         --          --          (124)         (41)        (42)         54
       Amount..................  $      427    $    368    $    --     $    --     $    (579)   $    (146)   $   (152)   $    222
Class Y Shares.................          27          37         --          --          (104)         (31)        (77)          6
       Amount..................  $      143    $    147    $    --     $    --     $    (490)   $    (128)   $   (347)   $     19
GLOBAL FINANCIAL SERVICES FUND:
Class A Shares.................         181         231         11           6          (209)        (145)        (17)         92
       Amount..................  $    1,871    $  2,013    $   110     $    44     $  (2,149)   $  (1,230)   $   (168)   $    827
Class B Shares.................          35          73          1          --          (114)         (36)        (78)         37
       Amount..................  $      352    $    613    $     7     $    --     $  (1,078)   $    (290)   $   (719)   $    323
Class C Shares.................          43          79          1          --          (127)         (66)        (83)         13
       Amount..................  $      443    $    673    $     5     $    --     $  (1,216)   $    (522)   $   (768)   $    151
Class Y Shares.................           1           4          1           2          (103)         (22)       (101)        (16)
       Amount..................  $       11    $     36    $     7     $    13     $    (995)   $    (191)   $   (977)   $   (142)



@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                            SHARES ISSUED FOR                                    NET INCREASE
                                      SHARES SOLD          REINVESTED DIVIDENDS       SHARES REDEEMED        (DECREASE) OF SHARES
                                 ----------------------    --------------------    ----------------------    --------------------
                                    2004         2003        2004        2003        2004         2003         2004        2003
                                 ----------    --------    --------    --------    ---------    ---------    --------    --------
GLOBAL HEALTH FUND:
Class A Shares.................       2,544       3,203         43         228          (791)      (3,174)      1,796         257
       Amount..................  $   37,780    $ 40,388    $   579     $ 2,589     $ (11,789)   $ (38,579)   $ 26,570    $  4,398
Class B Shares.................         552         700         19         102          (218)        (681)        353         121
       Amount..................  $    8,036    $  8,608    $   252     $ 1,130     $  (3,163)   $  (7,941)   $  5,125    $  1,797
Class C Shares.................         698         725         18          98          (371)        (823)        345          --
       Amount..................  $   10,142    $  9,058    $   231     $ 1,089     $  (5,383)   $  (9,659)   $  4,990    $    488
Class Y Shares.................          12          34         @@           2            (7)         (34)          5           2
       Amount..................  $      192    $    412    $     5     $    23     $    (111)   $    (413)   $     86    $     22
GLOBAL LEADERS FUND:
Class A Shares.................       6,028      24,925         --          --        (9,518)     (23,238)     (3,490)      1,687
       Amount..................  $   92,400    $292,646    $    --     $    --     $(147,587)   $(271,217)   $(55,187)   $ 21,429
Class B Shares.................         479         542         --          --          (495)      (1,130)        (16)       (588)
       Amount..................  $    7,227    $  6,308    $    --     $    --     $  (7,472)   $ (12,914)   $   (245)   $ (6,606)
Class C Shares.................         568         844         --          --          (599)      (1,932)        (31)     (1,088)
       Amount..................  $    8,558    $  9,733    $    --     $    --     $  (8,917)   $ (22,148)   $   (359)   $(12,415)
Class Y Shares.................         611         829         --          --          (112)         (39)        499         790
       Amount..................  $    9,638    $ 10,182    $    --     $    --     $  (1,855)   $    (507)   $  7,783    $  9,675
GLOBAL TECHNOLOGY FUND:
Class A Shares.................       2,530       3,806         --          --        (1,732)      (3,043)        798         763
       Amount..................  $   12,253    $ 14,169    $    --     $    --     $  (8,485)   $ (11,163)   $  3,768    $  3,006
Class B Shares.................         464         896         --          --          (322)        (626)        142         270
       Amount..................  $    2,177    $  3,306    $    --     $    --     $  (1,512)   $  (2,176)   $    665    $  1,130
Class C Shares.................         617       1,253         --          --          (486)        (906)        131         347
       Amount..................  $    2,918    $  4,613    $    --     $    --     $  (2,301)   $  (3,103)   $    617    $  1,510
Class Y Shares.................         101         242         --          --           (41)        (226)         60          16
       Amount..................  $      492    $    921    $    --     $    --     $    (209)   $    (834)   $    283    $     87
GROWTH FUND:
Class A Shares.................      10,779       4,711         --          --          (581)        (462)     10,198       4,249
       Amount..................  $  171,952    $ 65,217    $    --     $    --     $  (9,370)   $  (5,930)   $162,582    $ 59,287
Class B Shares.................         751         750         --          --           (79)         (64)        672         686
       Amount..................  $   10,781    $  9,255    $    --     $    --     $  (1,147)   $    (743)   $  9,634    $  8,512
Class C Shares.................       1,039         807         --          --           (92)         (75)        947         732
       Amount..................  $   14,942    $  9,924    $    --     $    --     $  (1,317)   $    (856)   $ 13,625    $  9,068
Class H Shares.................          56         130         --          --          (224)        (568)       (168)       (438)
       Amount..................  $      803    $  1,503    $    --     $    --     $  (3,239)   $  (6,564)   $ (2,436)   $ (5,061)
Class L Shares.................         417         993         --          --        (1,365)      (3,309)       (948)     (2,316)
       Amount..................  $    6,723    $ 12,856    $    --     $    --     $ (21,904)   $ (42,188)   $(15,181)   $(29,332)
Class M Shares.................          69         163         --          --          (221)        (438)       (152)       (275)
       Amount..................  $      990    $  1,881    $    --     $    --     $  (3,196)   $  (4,962)   $ (2,206)   $ (3,081)
Class N Shares.................          14          32         --          --           (25)        (106)        (11)        (74)
       Amount..................  $      201    $    378    $    --     $    --     $    (350)   $  (1,255)   $   (149)   $   (877)
Class Y Shares.................          --          --         --          --            --           --          --          --
       Amount..................  $       --    $     --    $    --     $    --     $      --    $      --    $     --    $     --



@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

--------------------------------------------------------------------------------

                                                            SHARES ISSUED FOR                                    NET INCREASE
                                      SHARES SOLD          REINVESTED DIVIDENDS       SHARES REDEEMED        (DECREASE) OF SHARES
                                 ----------------------    --------------------    ----------------------    --------------------
                                    2004         2003        2004        2003        2004         2003         2004        2003
                                 ----------    --------    --------    --------    ---------    ---------    --------    --------
GROWTH OPPORTUNITIES FUND:
Class A Shares.................       1,203         757         --          --          (112)        (168)      1,091         589
       Amount..................  $   26,981    $ 14,186    $    --     $    --     $  (2,546)   $  (2,947)   $ 24,435    $ 11,239
Class B Shares.................         249         201         --          --           (27)         (22)        222         179
       Amount..................  $    5,016    $  3,353    $    --     $    --     $    (544)   $    (346)   $  4,472    $  3,007
Class C Shares.................         288         285         --          --           (51)         (73)        237         212
       Amount..................  $    5,792    $  4,860    $    --     $    --     $  (1,037)   $  (1,137)   $  4,755    $  3,723
Class H Shares.................          88         209         --          --          (350)        (684)       (262)       (475)
       Amount..................  $    1,797    $  3,188    $    --     $    --     $  (7,159)   $ (10,526)   $ (5,362)   $ (7,338)
Class L Shares.................         510       1,072         --          --        (2,095)      (3,729)     (1,585)     (2,657)
       Amount..................  $   11,759    $ 18,661    $    --     $    --     $ (48,428)   $ (63,752)   $(36,669)   $(45,091)
Class M Shares.................          55         137         --          --          (165)        (323)       (110)       (186)
       Amount..................  $    1,116    $  2,091    $    --     $    --     $  (3,354)   $  (4,908)   $ (2,238)   $ (2,817)
Class N Shares.................          12          24         --          --           (12)         (76)         @@         (52)
       Amount..................  $      242    $    364    $    --     $    --     $    (235)   $  (1,144)   $      7    $   (780)
Class Y Shares.................          --          --         --          --            --           --          --          --
       Amount..................  $       --    $     --    $    --     $    --     $      --    $      --    $     --    $     --
Class Z Shares.................          23          63         --          --           (91)        (289)        (68)       (226)
       Amount..................  $      555    $  1,121    $    --     $    --     $  (2,128)   $  (5,364)   $ (1,573)   $ (4,243)
HIGH YIELD FUND:
Class A Shares.................       8,254      21,777        710       1,432        (7,102)     (10,570)      1,862      12,639
       Amount..................  $   66,966    $164,279    $ 5,749     $10,772     $ (57,785)   $ (80,037)   $ 14,930    $ 95,014
Class B Shares.................       1,064       4,300        158         385        (1,591)      (2,167)       (369)      2,518
       Amount..................  $    8,605    $ 32,275    $ 1,277     $ 2,883     $ (12,881)   $ (16,295)   $ (2,999)   $ 18,863
Class C Shares.................       1,476       5,820        153         373        (1,918)      (2,401)       (289)      3,792
       Amount..................  $   11,951    $ 44,021    $ 1,236     $ 2,801     $ (15,517)   $ (18,087)   $ (2,330)   $ 28,735
Class Y Shares.................           2          --         @@          @@            --           --           2          @@
       Amount..................  $       14    $     --    $    @@     $    @@     $      --    $      --    $     14    $     @@
INCOME FUND:
Class A Shares.................       1,150         924         46          56          (345)        (276)        851         704
       Amount..................  $   12,281    $  9,639    $   489     $   583     $  (3,652)   $  (2,873)   $  9,118    $  7,349
Class B Shares.................         175         435          6          10          (173)         (98)          8         347
       Amount..................  $    1,878    $  4,536    $    62     $   101     $  (1,850)   $  (1,022)   $     90    $  3,615
Class C Shares.................         261         481          7          11          (244)        (113)         24         379
       Amount..................  $    2,809    $  5,041    $    71     $   111     $  (2,613)   $  (1,182)   $    267    $  3,970
Class Y Shares.................           1          --         @@          --            --           --           1          --
       Amount..................  $       10    $     --    $    @@     $    --     $      --    $      --    $     10    $     --
INFLATION PLUS FUND:
Class A Shares.................      14,289      16,391        233         154        (4,091)      (3,896)     10,431      12,649
       Amount..................  $  154,767    $171,999    $ 2,500     $ 1,621     $ (44,487)   $ (40,833)   $112,780    $132,787
Class B Shares.................       2,444       7,264         70          50          (653)      (1,023)      1,861       6,291
       Amount..................  $   26,436    $ 76,272    $   754     $   521     $  (7,058)   $ (10,706)   $ 20,132    $ 66,087
Class C Shares.................      12,433      17,734        186         114        (2,420)      (2,876)     10,199      14,972
       Amount..................  $  134,448    $186,158    $ 1,990     $ 1,191     $ (26,137)   $ (30,131)   $110,301    $157,218
Class Y Shares.................           1          --         @@          --            --           --           2          --
       Amount..................  $       16    $     --    $    @@     $    --     $      --    $      --    $     16    $     --
INTERNATIONAL CAPITAL APPRECIATION FUND:
Class A Shares.................       2,152       2,549          7           1          (383)      (2,042)      1,776         508
       Amount..................  $   22,691    $ 20,230    $    69     $     5     $  (3,857)   $ (15,786)   $ 18,904    $  4,449
Class B Shares.................         415         320          1          --          (168)        (212)        248         108
       Amount..................  $    4,338    $  2,602    $    11     $    --     $  (1,691)   $  (1,694)   $  2,658    $    908
Class C Shares.................         565       1,095          1          --          (124)        (974)        442         121
       Amount..................  $    5,918    $  8,473    $    13     $    --     $  (1,268)   $  (7,562)   $  4,663    $    911
Class Y Shares.................          --          --         @@          @@            --           --          @@          @@
       Amount..................  $       --    $     --    $     2     $     1     $      --    $      --    $      2    $      1



@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                            SHARES ISSUED FOR                                    NET INCREASE
                                      SHARES SOLD          REINVESTED DIVIDENDS       SHARES REDEEMED        (DECREASE) OF SHARES
                                 ----------------------    --------------------    ----------------------    --------------------
                                    2004         2003        2004        2003        2004         2003         2004        2003
                                 ----------    --------    --------    --------    ---------    ---------    --------    --------
INTERNATIONAL OPPORTUNITIES FUND:
Class A Shares.................       1,618      25,564          3          --          (827)     (26,722)        794      (1,158)
       Amount..................  $   16,951    $206,831    $    31     $    --     $  (8,803)   $(217,754)   $  8,179    $(10,923)
Class B Shares.................         225         396         --          --          (199)        (596)         26        (200)
       Amount..................  $    2,266    $  3,188    $    --     $    --     $  (1,992)   $  (4,723)   $    274    $ (1,535)
Class C Shares.................         304       6,856         --          --          (327)      (6,993)        (23)       (137)
       Amount..................  $    3,035    $ 53,002    $    --     $    --     $  (3,240)   $ (54,300)   $   (205)   $ (1,298)
Class Y Shares.................         168         589          3          --          (244)        (532)        (73)         57
       Amount..................  $    1,817    $  5,041    $    28     $    --     $  (2,682)   $  (4,536)   $   (837)   $    505
INTERNATIONAL SMALL COMPANY FUND:
Class A Shares.................         978       1,516         64           1          (336)      (1,113)        706         404
       Amount..................  $   12,705    $ 14,976    $   789     $    10     $  (4,147)   $ (10,846)   $  9,347    $  4,140
Class B Shares.................         114         101         12          --           (57)         (38)         69          63
       Amount..................  $    1,474    $  1,105    $   140     $    --     $    (710)   $    (408)   $    904    $    697
Class C Shares.................         473         332         19          --           (94)        (200)        398         132
       Amount..................  $    6,108    $  3,285    $   229     $    --     $  (1,147)   $  (1,861)   $  5,190    $  1,424
Class Y Shares.................         614       1,855        145           1          (143)         (38)        616       1,818
       Amount..................  $    8,060    $ 21,094    $ 1,779     $     7     $  (1,853)   $    (432)   $  7,986    $ 20,669
MIDCAP FUND:
Class A Shares.................       6,807      31,557         --          --        (4,704)      (8,330)      2,103      23,227
       Amount..................  $  147,117    $556,422    $    --     $    --     $(102,053)   $(142,582)   $ 45,064    $413,840
Class B Shares.................         719       6,247         --          --        (1,059)      (2,513)       (340)      3,734
       Amount..................  $   14,845    $104,470    $    --     $    --     $ (21,932)   $ (40,772)   $ (7,087)   $ 63,698
Class C Shares.................       1,081       9,074         --          --        (1,533)      (3,257)       (452)      5,817
       Amount..................  $   22,349    $152,841    $    --     $    --     $ (31,801)   $ (53,133)   $ (9,452)   $ 99,708
Class Y Shares.................         970       2,757         --          --          (848)        (516)        122       2,241
       Amount..................  $   21,672    $ 48,718    $    --     $    --     $ (19,021)   $  (9,080)   $  2,651    $ 39,638
MIDCAP VALUE FUND:
Class A Shares.................       7,784       4,780         --          --          (836)      (2,373)      6,948       2,407
       Amount..................  $   94,573    $ 46,718    $    --     $    --     $ (10,287)   $ (21,563)   $ 84,286    $ 25,155
Class B Shares.................       1,130       1,287         --          --          (255)        (694)        875         593
       Amount..................  $   13,589    $ 12,186    $    --     $    --     $  (3,048)   $  (6,151)   $ 10,541    $  6,035
Class C Shares.................       1,382       1,597         --          --          (468)      (1,054)        914         543
       Amount..................  $   16,608    $ 15,411    $    --     $    --     $  (5,616)   $  (9,784)   $ 10,992    $  5,627
Class Y Shares.................          --          --         --          --            --          (27)         --         (27)
       Amount..................  $       --    $     --    $    --     $    --     $      --    $    (279)   $     --    $   (279)
MONEY MARKET FUND:
Class A Shares.................     150,163     445,008        166         873      (181,737)    (502,544)    (31,408)    (56,663)
       Amount..................  $  150,163    $445,008    $   166     $   873     $(181,737)   $(502,544)   $(31,408)   $(56,663)
Class B Shares.................      14,281      53,900         --           4       (33,453)     (85,220)    (19,172)    (31,316)
       Amount..................  $   14,281    $ 53,900    $    --     $     4     $ (33,453)   $ (85,220)   $(19,172)   $(31,316)
Class C Shares.................      21,671      78,941         --           3       (25,670)    (114,883)     (3,999)    (35,939)
       Amount..................  $   21,671    $ 78,941    $    --     $     3     $ (25,670)   $(114,883)   $ (3,999)   $(35,939)
Class Y Shares.................          --       1,293          3          17          (153)      (2,963)       (150)     (1,653)
       Amount..................  $       --    $  1,293    $     3     $    17     $    (153)   $  (2,963)   $   (150)   $ (1,653)
SHORT DURATION FUND:
Class A Shares.................       2,417       3,485         39          59        (2,209)      (1,114)        247       2,430
       Amount..................  $   24,623    $ 35,368    $   405     $   595     $ (22,492)   $ (11,302)   $  2,536    $ 24,661
Class B Shares.................         295       1,336         11          14          (221)        (443)         85         907
       Amount..................  $    3,011    $ 13,547    $   108     $   142     $  (2,249)   $  (4,498)   $    870    $  9,191
Class C Shares.................       1,245       4,226         32          39          (899)      (1,342)        378       2,923
       Amount..................  $   12,670    $ 42,908    $   322     $   397     $  (9,151)   $ (13,624)   $  3,841    $ 29,681
Class Y Shares.................           1          --         @@          --            --           --           1          --
       Amount..................  $       10    $     --    $    @@     $    --     $      --    $      --    $     10    $     --



@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

--------------------------------------------------------------------------------

                                                            SHARES ISSUED FOR                                    NET INCREASE
                                      SHARES SOLD          REINVESTED DIVIDENDS       SHARES REDEEMED        (DECREASE) OF SHARES
                                 ----------------------    --------------------    ----------------------    --------------------
                                    2004         2003        2004        2003        2004         2003         2004        2003
                                 ----------    --------    --------    --------    ---------    ---------    --------    --------
SMALL COMPANY FUND:
Class A Shares.................       3,120       4,197         --          --        (1,672)      (3,992)      1,448         205
       Amount..................  $   47,279    $ 48,158    $    --     $    --     $ (25,347)   $ (43,568)   $ 21,932    $  4,590
Class B Shares.................         446         656         --          --          (393)        (719)         53         (63)
       Amount..................  $    6,442    $  7,407    $    --     $    --     $  (5,692)   $  (7,431)   $    750    $    (24)
Class C Shares.................         545       1,028         --          --          (566)      (1,291)        (21)       (263)
       Amount..................  $    7,905    $ 11,105    $    --     $    --     $  (8,173)   $ (13,027)   $   (268)   $ (1,922)
Class Y Shares.................          22         440         --          --          (686)        (519)       (664)        (79)
       Amount..................  $      340    $  5,313    $    --     $    --     $ (10,903)   $  (5,847)   $(10,563)   $   (534)
SMALLCAP GROWTH FUND:
Class A Shares.................       1,069         833         --          --          (327)        (289)        742         544
       Amount..................  $   26,199    $ 15,670    $    --     $    --     $  (8,020)   $  (5,298)   $ 18,179    $ 10,372
Class B Shares.................         203         233         --          --           (42)         (42)        161         191
       Amount..................  $    4,567    $  4,143    $    --     $    --     $    (962)   $    (697)   $  3,605    $  3,446
Class C Shares.................         181         193         --          --           (36)         (51)        145         142
       Amount..................  $    3,999    $  3,421    $    --     $    --     $    (788)   $    (935)   $  3,211    $  2,486
Class H Shares.................          34          82         --          --          (142)        (255)       (108)       (173)
       Amount..................  $      758    $  1,313    $    --     $    --     $  (3,209)   $  (4,092)   $ (2,451)   $ (2,779)
Class L Shares.................         210         382         --          --          (373)      (1,019)       (163)       (637)
       Amount..................  $    5,185    $  6,709    $    --     $    --     $  (9,132)   $ (17,832)   $ (3,947)   $(11,123)
Class M Shares.................          31          84         --          --           (99)        (183)        (68)        (99)
       Amount..................  $      699    $  1,347    $    --     $    --     $  (2,255)   $  (2,943)   $ (1,556)   $ (1,596)
Class N Shares.................          17          29         --          --           (22)         (69)         (5)        (40)
       Amount..................  $      377    $    464    $    --     $    --     $    (490)   $  (1,052)   $   (113)   $   (588)
Class Y Shares.................          --          --         --          --            --           --          --          --
       Amount..................  $       --    $     --    $    --     $    --     $      --    $      --    $     --    $     --
STOCK FUND:
Class A Shares.................       6,319       8,443         --          --        (6,148)     (12,312)        171      (3,869)
       Amount..................  $  107,285    $123,104    $    --     $    --     $(105,175)   $(177,679)   $  2,110    $(54,575)
Class B Shares.................         972       1,969         --          --        (2,046)      (4,275)     (1,074)     (2,306)
       Amount..................  $   15,725    $ 27,216    $    --     $    --     $ (33,063)   $ (58,344)   $(17,338)   $(31,128)
Class C Shares.................         974       2,360         --          --        (2,742)      (5,967)     (1,768)     (3,607)
       Amount..................  $   15,887    $ 32,634    $    --     $    --     $ (44,469)   $ (82,117)   $(28,582)   $(49,483)
Class Y Shares.................         881       1,029         --          --           (24)        (888)        857         141
       Amount..................  $   15,642    $ 15,485    $    --     $    --     $    (421)   $ (11,848)   $ 15,221    $  3,637
TAX-FREE CALIFORNIA FUND:
Class A Shares.................         614         334         27          36          (280)         (82)        361         288
       Amount..................  $    6,203    $  3,372    $   279     $   363     $  (2,776)   $    (818)   $  3,706    $  2,917
Class B Shares.................          15          86          2           4          (104)          (6)        (87)         84
       Amount..................  $      147    $    864    $    16     $    46     $  (1,041)   $     (58)   $   (878)   $    852
Class C Shares.................          12          23          1           3          (108)          (2)        (95)         24
       Amount..................  $      121    $    227    $     8     $    35     $  (1,085)   $     (20)   $   (956)   $    242



@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                            SHARES ISSUED FOR                                    NET INCREASE
                                      SHARES SOLD          REINVESTED DIVIDENDS       SHARES REDEEMED        (DECREASE) OF SHARES
                                 ----------------------    --------------------    ----------------------    --------------------
                                    2004         2003        2004        2003        2004         2003         2004        2003
                                 ----------    --------    --------    --------    ---------    ---------    --------    --------
TAX-FREE MINNESOTA FUND:
Class A Shares.................         104         252          9          10           (42)        (150)         71         112
       Amount..................  $    1,098    $  2,656    $    92     $   103     $    (442)   $  (1,569)   $    748    $  1,190
Class B Shares.................           6          48          1           1            (7)         (21)         @@          28
       Amount..................  $       63    $    506    $     9     $    11     $     (69)   $    (220)   $      3    $    297
Class C Shares                           @@          21          1           1            @@          (12)          1          10
       Amount..................  $        2    $    228    $    10     $    11     $      (3)   $    (127)   $      9    $    112
Class E Shares                           25          36         62          93          (202)        (281)       (115)       (152)
       Amount..................  $      271    $    377    $   646     $   985     $  (2,134)   $  (2,970)   $ (1,217)   $ (1,608)
Class H Shares                            5          --         @@           1            (8)         (41)         (3)        (40)
       Amount..................  $       50    $     --    $     4     $     6     $     (85)   $    (433)   $    (31)   $   (427)
Class L Shares                            4          38          6          10           (32)         (88)        (22)        (40)
       Amount..................  $       41    $    403    $    70     $   111     $    (338)   $    (929)   $   (227)   $   (415)
Class M Shares                           @@           1          1           1           (13)         (12)        (12)        (10)
       Amount..................  $        1    $      6    $     8     $    15     $    (137)   $    (128)   $   (128)   $   (107)
Class N Shares                           @@           1          1           1            @@           (1)          1           1
       Amount..................  $        2    $     14    $     4     $     5     $      (2)   $     (10)   $      4    $      9
Class Y Shares                           --          --         @@          @@            --           --          @@          @@
       Amount..................  $       --    $     --    $    @@     $    @@     $      --    $      --    $     @@    $     @@
TAX-FREE NATIONAL FUND:
Class A Shares                        1,516       2,067         64          66          (479)      (1,275)      1,101         858
       Amount..................  $   16,944    $ 23,066    $   709     $   736     $  (5,346)   $ (14,174)   $ 12,307    $  9,628
Class B Shares                           63         411         13          19           (57)        (166)         19         264
       Amount..................  $      711    $  4,558    $   145     $   209     $    (634)   $  (1,827)   $    222    $  2,940
Class C Shares                          206         661         14          18          (141)        (269)         79         410
       Amount..................  $    2,295    $  7,349    $   152     $   196     $  (1,581)   $  (2,975)   $    866    $  4,570
Class E Shares                           24          28         68         155          (231)        (604)       (139)       (421)
       Amount..................  $      297    $    307    $   751     $ 1,718     $  (2,576)   $  (6,762)   $ (1,528)   $ (4,737)
Class H Shares                           @@          @@          3          10           (20)        (110)        (17)       (100)
       Amount..................  $        2    $      7    $    32     $   110     $    (227)   $  (1,211)   $   (193)   $ (1,094)
Class L Shares                           52          90         16          32           (85)        (100)        (17)         22
       Amount..................  $      583    $    993    $   180     $   351     $    (943)   $  (1,110)   $   (180)   $    234
Class M Shares                           23           1          2           6           (13)         (33)         12         (26)
       Amount..................  $      259    $      9    $    26     $    72     $    (151)   $    (368)   $    134    $   (287)
Class N Shares                           @@           3          1           2            (4)          (4)         (3)          1
       Amount..................  $        1    $     34    $    15     $    30     $     (55)   $     (46)   $    (39)   $     18
Class Y Shares                           --          --         @@          @@            --           --          @@          @@
       Amount..................  $       --    $     --    $    @@     $    @@     $      --    $      --    $     @@    $     @@
TAX-FREE NEW YORK FUND:
Class A Shares                          113          21         25          28           (11)          (2)        127          47
       Amount..................  $    1,165    $    218    $   258     $   284     $    (124)   $     (22)   $  1,299    $    480
Class B Shares                           17          11          2           3            --          (10)         19           4
       Amount..................  $      176    $    109    $    27     $    28     $      --    $    (101)   $    203    $     36
Class C Shares                           21          37          4           3            (7)          (3)         18          37
       Amount..................  $      220    $    378    $    36     $    34     $     (74)   $     (34)   $    182    $    378
TOTAL RETURN BOND FUND:
Class A Shares                        6,437      20,815      1,282       1,161        (4,186)     (17,801)      3,533       4,175
       Amount..................  $   70,221    $230,384    $13,806     $12,816     $ (45,662)   $(196,901)   $ 38,365    $ 46,299
Class B Shares                          844       3,361        418         405        (1,789)      (3,330)       (527)        436
       Amount..................  $    9,172    $ 37,093    $ 4,471     $ 4,445     $ (19,434)   $ (36,783)   $ (5,791)   $  4,755
Class C Shares                        1,127       4,024        416         407        (2,158)      (4,503)       (615)        (72)
       Amount..................  $   12,304    $ 44,598    $ 4,470     $ 4,477     $ (23,527)   $ (49,934)   $ (6,753)   $   (859)
Class Y Shares                        1,324       3,008        303         261        (1,053)      (1,577)        574       1,692
       Amount..................  $   14,585    $ 33,786    $ 3,290     $ 2,916     $ (11,592)   $ (17,751)   $  6,283    $ 18,951



@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

--------------------------------------------------------------------------------

                                                            SHARES ISSUED FOR                                    NET INCREASE
                                      SHARES SOLD          REINVESTED DIVIDENDS       SHARES REDEEMED        (DECREASE) OF SHARES
                                 ----------------------    --------------------    ----------------------    --------------------
                                    2004         2003        2004        2003        2004         2003         2004        2003
                                 ----------    --------    --------    --------    ---------    ---------    --------    --------
U.S. GOVERNMENT SECURITIES FUND:
Class A Shares                        1,116      11,235        117         314        (2,046)     (12,412)       (813)       (863)
       Amount..................  $   10,867    $111,585    $ 1,138     $ 3,103     $ (19,913)   $(122,873)   $ (7,908)   $ (8,185)
Class B Shares                          236       2,842         51         148        (1,138)      (3,017)       (851)        (27)
       Amount..................  $    2,296    $ 28,199    $   492     $ 1,464     $ (11,019)   $ (29,559)   $ (8,231)   $    104
Class C Shares                          206       5,479         30         100        (1,183)      (6,954)       (947)     (1,375)
       Amount..................  $    1,993    $ 54,470    $   286     $   985     $ (11,460)   $ (68,476)   $ (9,181)   $(13,021)
Class E Shares                           61         264        227         516        (1,191)      (2,526)       (903)     (1,746)
       Amount..................  $      594    $  2,616    $ 2,199     $ 5,089     $ (11,570)   $ (24,872)   $ (8,777)   $(17,167)
Class H Shares                           10          30          9          25          (169)        (350)       (150)       (295)
       Amount..................  $      109    $    299    $    87     $   241     $  (1,644)   $  (3,443)   $ (1,448)   $ (2,903)
Class L Shares                          141         351         75         168          (462)      (1,017)       (246)       (498)
       Amount..................  $    1,376    $  3,476    $   727     $ 1,662     $  (4,490)   $ (10,045)   $ (2,387)   $ (4,907)
Class M Shares                           16          51          7          19           (74)        (271)        (51)       (201)
       Amount..................  $      153    $    510    $    67     $   187     $    (716)   $  (2,658)   $   (496)   $ (1,961)
Class N Shares                            3          12          2           6           (29)         (48)        (24)        (30)
       Amount..................  $       25    $    120    $    21     $    56     $    (285)   $    (476)   $   (239)   $   (300)
Class Y Shares                           --          --         @@          @@            --           --          @@          @@
       Amount..................  $       --    $     --    $    @@     $    @@     $      --    $      --    $     @@    $     @@
VALUE FUND:
Class A Shares.................       1,356       1,775         39          30          (391)      (1,040)      1,004         765
       Amount..................  $   12,708    $ 14,409    $   368     $   231     $  (3,692)   $  (8,159)   $  9,384    $  6,481
Class B Shares.................         155         275          1          --           (53)        (144)        103         131
       Amount..................  $    1,451    $  2,202    $    13     $    --     $    (500)   $  (1,118)   $    964    $  1,084
Class C Shares.................         157         328          2          --          (128)        (383)         31         (55)
       Amount..................  $    1,467    $  2,572    $    18     $    --     $  (1,189)   $  (3,003)   $    296    $   (431)
Class Y Shares.................          --          @@         @@          --            --          (27)         @@         (27)
       Amount..................  $       --    $      3    $    @@     $    --     $      --    $    (229)   $     @@    $   (226)
VALUE OPPORTUNITIES FUND:
Class A Shares.................         974         384         --          --           (46)        (178)        928         206
       Amount..................  $   12,962    $  4,094    $    --     $    --     $    (612)   $  (1,747)   $ 12,350    $  2,347
Class B Shares.................         198         126         --          --           (18)         (12)        180         114
       Amount..................  $    2,502    $  1,291    $    --     $    --     $    (231)   $    (123)   $  2,271    $  1,168
Class C Shares.................         211         106         --          --           (26)         (15)        185          91
       Amount..................  $    2,660    $  1,098    $    --     $    --     $    (325)   $    (138)   $  2,335    $    960
Class H Shares.................          15          40         --          --           (78)        (110)        (63)        (70)
       Amount..................  $      191    $    371    $    --     $    --     $  (1,000)   $  (1,049)   $   (809)   $   (678)
Class L Shares.................         100         156         --          --          (159)        (414)        (59)       (258)
       Amount..................  $    1,347    $  1,619    $    --     $    --     $  (2,123)   $  (4,185)   $   (776)   $ (2,566)
Class M Shares.................          23          65         --          --           (63)        (124)        (40)        (59)
       Amount..................  $      294    $    621    $    --     $    --     $    (810)   $  (1,196)   $   (516)   $   (575)
Class N Shares.................           6          14         --          --            (9)         (39)         (3)        (25)
       Amount..................  $       79    $    135    $    --     $    --     $    (126)   $    (360)   $    (47)   $   (225)
Class Y Shares.................          --          --         --          --            --           --          --          --
       Amount..................  $       --    $     --    $    --     $    --     $      --    $      --    $     --    $     --

7. RECLASSIFICATION OF CAPITAL ACCOUNTS: In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value of the Funds and are designed generally to present accumulated undistributed (distribution in excess of) net investment income and realized gain on investments on a tax basis which is considered to be more informative to the shareholder. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency and passive foreign investment company (PFIC) income classifications, and net operating losses that reduce capital gain distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period ended October 31, 2003, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                              UNDISTRIBUTED    ACCUMULATED
                                              NET INVESTMENT   NET REALIZED   PAID-IN-
                                                  INCOME       GAIN (LOSS)    CAPITAL
                                              --------------   ------------   --------
    Advisers Fund...........................     $   123         $   (123)    $     --
    Capital Appreciation Fund...............      15,762            1,449      (17,211)

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 APRIL 30, 2004 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                              UNDISTRIBUTED    ACCUMULATED
                                              NET INVESTMENT   NET REALIZED   PAID-IN-
                                                  INCOME       GAIN (LOSS)    CAPITAL
                                              --------------   ------------   --------
    Dividend and Growth Fund................         280               12         (292)
    Equity Income Fund......................           7               --           (7)
    Focus Fund..............................         638               --         (638)
    Global Communications Fund..............          17                6          (23)
    Global Financial Services Fund..........           2               (2)          --
    Global Health Fund......................       1,913           (1,081)        (832)
    Global Leaders Fund.....................       2,379              (88)      (2,291)
    Global Technology Fund..................         739               --         (739)
    Growth Fund.............................       1,780               --       (1,780)
    Growth Opportunities Fund...............       3,535               --       (3,535)
    High Yield Fund.........................       1,778          (15,403)      13,625
    Income Fund.............................          53              (20)         (33)
    Inflation Plus Fund.....................          42               --          (42)
    International Capital Appreciation
      Fund..................................          49              (49)          --
    International Opportunities Fund........          12               (5)          (7)
    International Small Company Fund........           3               (3)          --
    MidCap Fund.............................      14,260              (19)     (14,241)
    MidCap Value Fund.......................       1,112               77       (1,189)
    Money Market Fund.......................           8               (8)          --
    Short Duration Fund.....................          35               --          (35)
    Small Company Fund......................       2,963               12       (2,975)
    SmallCap Growth Fund....................       1,410               16       (1,426)
    Stock Fund..............................         154               --         (154)
    Tax-Free California Fund................          37               --          (37)
    Tax-Free New York Fund..................          38               --          (38)
    Total Return Bond Fund..................       7,241           (7,241)          --
    U.S. Government Securities Fund.........         354           17,873      (18,227)
    Value Opportunities Fund................         159               --         (159)

8. CAPITAL LOSS CARRYFORWARDS: As of October 31, 2003 (tax year-end), the following Funds had capital loss carryforwards for U.S. federal income tax purposes of approximately:

                                                               YEAR OF
    FUND                                            AMOUNT    EXPIRATION
    ----                                           --------   ----------
    Advisers Fund................................  $357,815   2009-2011
    Capital Appreciation Fund....................   791,427   2009-2011

                                                               YEAR OF
    FUND                                            AMOUNT    EXPIRATION
    ----                                           --------   ----------
    Disciplined Equity Fund......................   129,537   2009-2011
    Dividend and Growth Fund.....................    51,709   2010-2011
    Focus Fund...................................    30,183   2009-2011
    Global Communications Fund...................     7,672   2009-2011
    Global Financial Services Fund...............     2,480   2009-2011
    Global Leaders Fund..........................   161,940   2009-2010
    Global Technology Fund.......................    65,114   2009-2010
    Growth Fund..................................    87,248   2009-2011
    Growth Opportunities Fund....................   151,238   2009-2010
    High Yield Fund..............................    86,634   2007-2011
    Income Fund..................................        20        2011
    International Opportunities Fund.............    57,670   2009-2011
    MidCap Fund..................................   122,776   2009-2010
    MidCap Value Fund............................       474   2009-2010
    Short Duration Fund..........................       221        2011
    Small Company Fund...........................   108,923   2009-2010
    SmallCap Growth Fund.........................    84,008   2009-2011
    Stock Fund...................................   570,537   2009-2011
    U.S. Government Securities Fund..............    10,866   2004-2011
    Value Fund...................................     7,069   2010-2011
    Value Opportunities Fund.....................     9,273   2009-2011

    In accordance with Section 382 of the Internal Revenue Code, utilization of all or a portion of the above capital loss carryforwards (acquired via merger) is limited on an annual basis in the amounts as follows:

                                                        ANNUAL
    ACQUIRING FUND                                    LIMITATION
    --------------                                    ----------
    High Yield Fund.................................    $3,813
    International Opportunities Fund................       960

9. LINE OF CREDIT: The Funds participate in a $650,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. For the six-month period ended April 30, 2004, the Funds did not have any borrowings under this facility.

 HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            SELECTED PER-SHARE DATA(A)
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD ADVISERS FUND
 For the Six-Month Period
   Ended April 30, 2004(g)
 Class A......................   $14.19       $ 0.08        $ 0.40       $ (0.08)       $   --          $   --
 Class B......................    14.05         0.03          0.39         (0.03)           --              --
 Class C......................    14.18         0.04          0.40         (0.04)           --              --
 Class Y......................    14.37        (0.14)         0.66         (0.12)           --              --
 For the Year Ended October
   31, 2003(g)
 Class A......................    12.67         0.19          1.52         (0.19)           --              --
 Class B......................    12.54         0.09          1.51         (0.09)           --              --
 Class C......................    12.66         0.11          1.52         (0.11)           --              --
 Class Y......................    12.82         0.27          1.54         (0.26)           --              --
 For the Year Ended October
   31, 2002(g)
 Class A......................    14.38         0.21         (1.69)        (0.23)           --              --
 Class B......................    14.24         0.11         (1.68)        (0.13)           --              --
 Class C......................    14.37         0.12         (1.69)        (0.14)           --              --
 Class Y......................    14.54         0.13         (1.55)        (0.30)           --              --
 For the Year Ended October
   31, 2001
 Class A......................    17.07         0.30         (2.04)        (0.31)        (0.64)             --
 Class B......................    16.90         0.20         (2.03)        (0.19)        (0.64)             --
 Class C......................    17.05         0.20         (2.04)        (0.20)        (0.64)             --
 Class Y......................    17.24         0.38         (2.06)        (0.38)        (0.64)             --
 For the Ten Months Ended
   October 31, 2000
 Class A......................    17.02         0.24          0.19         (0.22)        (0.16)             --
 Class B......................    16.87         0.15          0.17         (0.13)        (0.16)             --
 Class C......................    17.02         0.15          0.17         (0.13)        (0.16)             --
 Class Y......................    17.16         0.33          0.16         (0.25)        (0.16)             --
 For the Year Ended December
   31, 1999
 Class A......................    15.71         0.27          1.60         (0.25)        (0.31)             --
 Class B......................    15.59         0.16          1.58         (0.15)        (0.31)             --
 Class C......................    15.73(f)      0.17(f)       1.58(f)      (0.15)(f)     (0.31)(f)          --
 Class Y......................    15.80         0.35          1.61         (0.29)        (0.31)             --
 For the Year Ended December
   31, 1998
 Class A......................    13.41         0.23          2.58         (0.25)        (0.26)             --
 Class B......................    13.33         0.15          2.54         (0.17)        (0.26)             --
 Class Y......................    13.46         0.29          2.59         (0.28)        (0.26)             --
 From inception August 1,
   1998, through December 31,
   1998
 Class C......................    15.56(f)      0.16(f)       0.63(f)      (0.22)(f)     (0.40)(f)          --

                                                                RATIOS AND SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------------------
                                                                             RATIO OF     RATIO OF     RATIO OF
                                                                             EXPENSES     EXPENSES       NET
                                NET ASSET                      NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                VALUE AT                       AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                 END OF       TOTAL              PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                 PERIOD     RETURN(C)           (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ---------          ----------   ----------   ----------   ----------   ---------
THE HARTFORD ADVISERS FUND
 For the Six-Month Period
   Ended April 30, 2004(g)
 Class A......................   $14.59        3.38(b)%        $1,595,505      1.32(b)%     1.32(b)(j)%    1.13(b)%     22%
 Class B......................    14.44        2.96(b)            588,429      2.06(b)      2.06(b)(j)    0.39(b)      --
 Class C......................    14.58        3.07(b)            405,326      1.95(b)      1.95(b)(j)    0.50(b)      --
 Class Y......................    14.77        3.61(b)             11,819      0.78(b)      0.78(b)(j)    1.67(b)      --
 For the Year Ended October
   31, 2003(g)
 Class A......................    14.19       13.62             1,470,569      1.40         1.39         1.44          46
 Class B......................    14.05       12.86               593,179      2.13         2.12         0.72          --
 Class C......................    14.18       12.92               421,814      2.00         2.00         0.84          --
 Class Y......................    14.37       14.28                 8,714      0.81         0.81         1.98          --
 For the Year Ended October
   31, 2002(g)
 Class A......................    12.67      (10.42)            1,245,331      1.41         1.36         1.56          44
 Class B......................    12.54      (11.11)              567,953      2.08         2.08         0.84          --
 Class C......................    12.66      (10.99)              422,520      1.97         1.97         0.95          --
 Class Y......................    12.82       (9.89)                3,997      0.78         0.78         2.15          --
 For the Year Ended October
   31, 2001
 Class A......................    14.38      (10.67)            1,088,858      1.27         1.22         1.99          37
 Class B......................    14.24      (11.27)              622,519      1.93         1.93         1.28          --
 Class C......................    14.37      (11.26)              478,194      1.93         1.93         1.28          --
 Class Y......................    14.54      (10.20)               56,320      0.74         0.74         2.48          --
 For the Ten Months Ended
   October 31, 2000
 Class A......................    17.07        2.52(d)            893,954      1.26(b)      1.21(b)      1.76(b)       38
 Class B......................    16.90        1.89(d)            631,930      1.92(b)      1.92(b)      1.05(b)       --
 Class C......................    17.05        1.89(d)            432,171      1.92(b)      1.92(b)      1.05(b)       --
 Class Y......................    17.24        2.90(d)             64,889      0.75(b)      0.75(b)      2.22(b)       --
 For the Year Ended December
   31, 1999
 Class A......................    17.02       12.08               693,136      1.31         1.26         1.72          35
 Class B......................    16.87       11.29               555,338      1.97         1.97         1.00          --
 Class C......................    17.02(f)    11.29               323,631      1.99         1.99         0.99          --
 Class Y......................    17.16       12.62                68,133      0.79         0.79         2.18          --
 For the Year Ended December
   31, 1998
 Class A......................    15.71       21.09               316,435      1.43         1.38         1.67          40
 Class B......................    15.59       20.27               237,959      2.11         2.10         0.98          --
 Class Y......................    15.80       21.62                57,891      0.90         0.90         2.09          --
 From inception August 1,
   1998, through December 31,
   1998
 Class C......................    15.73(f)     5.25(d)             54,907      2.18(b)      2.10(b)      1.06(b)       --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
 (g) Per share amounts have been calculated using average shares outstanding method.
(h) Expense ratio includes a practical waiver of 12b-1 fees.
 (i) This includes a tax return of capital of less than $0.01.
 (j) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.31%, 2.05%, 1.94% and 0.77% for classes A, B, C and Y, respectively.
 @@ The amount per share rounds to zero.

 HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                            SELECTED PER-SHARE DATA(A)
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD CAPITAL
 APPRECIATION FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $26.50       $ 0.02        $ 2.81       $    --        $   --          $   --
 Class B......................    24.97        (0.09)         2.65            --            --              --
 Class C......................    25.00        (0.07)         2.65            --            --              --
 Class Y......................    27.64         0.08          2.94            --            --              --
 For the Year Ended October
   31, 2003
 Class A......................    20.47        (0.04)         6.07            --            --              --
 Class B......................    19.44        (0.19)         5.72            --            --              --
 Class C......................    19.44        (0.16)         5.72            --            --              --
 Class Y......................    21.23         0.08          6.33            --            --              --
 For the Year Ended October
   31, 2002(g)
 Class A......................    24.12        (0.06)        (3.59)           --            --              --
 Class B......................    23.06        (0.25)        (3.37)           --            --              --
 Class C......................    23.04        (0.22)        (3.38)           --            --              --
 Class Y......................    24.85         0.04         (3.66)           --            --              --
 For the Year Ended October
   31, 2001
 Class A......................    33.20         0.05         (5.12)           --         (4.01)             --
 Class B......................    32.14        (0.02)        (5.05)           --         (4.01)             --
 Class C......................    32.10        (0.06)        (4.99)           --         (4.01)             --
 Class Y......................    33.94         0.08         (5.16)           --         (4.01)             --
 For the Ten Months Ended
   October 31, 2000
 Class A......................    31.72        (0.01)         3.15            --         (1.66)             --
 Class B......................    30.92        (0.12)         3.00            --         (1.66)             --
 Class C......................    30.89        (0.15)         3.02            --         (1.66)             --
 Class Y......................    32.27         0.03          3.30            --         (1.66)             --
 For the Year Ended December
   31, 1999
 Class A......................    20.42        (0.07)        13.28            --         (1.91)             --
 Class B......................    20.08        (0.19)        12.94            --         (1.91)             --
 Class C......................    20.08(f)     (0.12)(f)     12.84(f)         --         (1.91)(f)          --
 Class Y......................    20.66           --         13.52            --         (1.91)             --
 For the Year Ended December
   31, 1998
 Class A......................    19.90        (0.10)         0.75            --         (0.13)             --
 Class B......................    19.71        (0.21)         0.71            --         (0.13)             --
 Class Y......................    20.05        (0.06)         0.80            --         (0.13)             --
 From inception August 1,
   1998, through December 31,
   1998
 Class C......................    19.67(f)     (0.06)(f)      0.47(f)         --            --(f)           --

                                                                RATIOS AND SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------------------
                                                                             RATIO OF     RATIO OF     RATIO OF
                                                                             EXPENSES     EXPENSES       NET
                                NET ASSET                      NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                VALUE AT                       AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                 END OF       TOTAL              PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                 PERIOD     RETURN(C)           (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ---------          ----------   ----------   ----------   ----------   ---------
THE HARTFORD CAPITAL
 APPRECIATION FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $29.33       10.68(b)%        $3,528,566      1.35(b)%     1.35(b)(j)%    0.13(b)%     67%
 Class B......................    27.53       10.25(b)          1,344,380      2.09(b)      2.09(b)(j) (0.65)(b)       --
 Class C......................    27.58       10.32(b)          1,211,454      1.98(b)      1.98(b)(j) (0.53)(b)       --
 Class Y......................    30.66       10.92(b)             78,682      0.82(b)      0.82(b)(j)    0.67(b)      --
 For the Year Ended October
   31, 2003
 Class A......................    26.50       29.46             2,357,913      1.45         1.43        (0.13)        113
 Class B......................    24.97       28.45             1,140,154      2.17         2.17        (0.87)         --
 Class C......................    25.00       28.60               981,246      2.05         2.05        (0.75)         --
 Class Y......................    27.64       30.19                48,372      0.85         0.85         0.46          --
 For the Year Ended October
   31, 2002(g)
 Class A......................    20.47      (15.13)            1,700,765      1.45         1.40        (0.28)        112
 Class B......................    19.44      (15.70)              884,553      2.14         2.14        (1.04)         --
 Class C......................    19.44      (15.62)              738,988      2.02         2.02        (0.92)         --
 Class Y......................    21.23      (14.57)               25,378      0.80         0.80         0.27          --
 For the Year Ended October
   31, 2001
 Class A......................    24.12      (17.24)            1,585,508      1.33         1.28        (0.22)        132
 Class B......................    23.06      (17.88)              876,826      1.99         1.99        (0.93)         --
 Class C......................    23.04      (17.84)              666,372      1.99         1.99        (0.93)         --
 Class Y......................    24.85      (16.85)               76,592      0.78         0.78         0.28          --
 For the Ten Months Ended
   October 31, 2000
 Class A......................    33.20       10.18(d)          1,309,836      1.32(b)      1.27(b)     (0.42)(b)     130
 Class B......................    32.14        9.59(d)            826,495      1.97(b)      1.97(b)     (1.12)(b)      --
 Class C......................    32.10        9.56(d)            494,391      1.99(b)      1.99(b)     (1.14)(b)      --
 Class Y......................    33.94       10.60(d)             89,477      0.80(b)      0.80(b)      0.05(b)       --
 For the Year Ended December
   31, 1999
 Class A......................    31.72       66.76               797,656      1.38         1.33        (0.61)        169
 Class B......................    30.92       65.58               569,201      2.02         2.02        (1.31)         --
 Class C......................    30.89(f)    65.44               191,466      2.09         2.09        (1.37)         --
 Class Y......................    32.27       67.49                64,688      0.87         0.87        (0.16)         --
 For the Year Ended December
   31, 1998
 Class A......................    20.42        3.26               364,951      1.49         1.44        (0.70)        123
 Class B......................    20.08        2.52               290,756      2.15         2.15        (1.39)         --
 Class Y......................    20.66        3.68                27,700      0.96         0.96        (0.27)         --
 From inception August 1,
   1998, through December 31,
   1998
 Class C......................    20.08(f)     2.10(d)             15,231      2.29(b)      2.15(b)     (1.34)(b)      --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
 (g) Per share amounts have been calculated using average shares outstanding method.
(h) Expense ratio includes a practical waiver of 12b-1 fees.
 (i) This includes a tax return of capital of less than $0.01.
 (j) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.34%, 2.08%, 1.97% and 0.81% for classes A, B, C and Y, respectively.
 @@ The amount per share rounds to zero.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                            SELECTED PER-SHARE DATA(A)
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD DISCIPLINED
 EQUITY FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $10.08       $ 0.01        $ 0.63       $ (0.01)       $   --          $   --
 Class B......................     9.70        (0.03)         0.60            --            --              --
 Class C......................     9.71        (0.03)         0.60            --            --              --
 Class Y......................    10.36         0.03          0.65         (0.05)           --              --
 For the Year Ended October
   31, 2003
 Class A......................     8.43         0.02          1.63            --            --              --
 Class B......................     8.17        (0.04)         1.57            --            --              --
 Class C......................     8.18        (0.04)         1.57            --            --              --
 Class Y......................     8.63         0.08          1.65            --            --              --
 For the Year Ended October
   31, 2002(g)
 Class A......................    10.36           --         (1.93)           --            --              --
 Class B......................    10.10        (0.11)        (1.82)           --            --              --
 Class C......................    10.11        (0.06)        (1.87)           --            --              --
 Class Y......................    10.52         0.05         (1.94)           --            --              --
 For the Year Ended October
   31, 2001
 Class A......................    13.63           --         (2.75)           --         (0.52)             --
 Class B......................    13.40        (0.05)        (2.73)           --         (0.52)             --
 Class C......................    13.41        (0.06)        (2.72)           --         (0.52)             --
 Class Y......................    13.78         0.03         (2.77)           --         (0.52)             --
 For the Ten Months Ended
   October 31, 2000
 Class A......................    13.72        (0.02)         0.04            --         (0.11)             --
 Class B......................    13.58        (0.06)        (0.01)           --         (0.11)             --
 Class C......................    13.58        (0.06)           --            --         (0.11)             --
 Class Y......................    13.83         0.02          0.04            --         (0.11)             --
 For the Year Ended December
   31, 1999
 Class A......................    11.45         0.01          2.36            --         (0.10)             --
 Class B......................    11.41        (0.02)         2.29            --         (0.10)             --
 Class C......................    11.41(f)     (0.03)(f)      2.30(f)         --         (0.10)(f)          --
 Class Y......................    11.48         0.06          2.39            --         (0.10)             --
 From inception April 30,
   1998, through December 31,
   1998
 Class A......................    10.00         0.02          1.45            --            --           (0.02)
 Class B......................    10.00        (0.01)         1.43            --            --           (0.01)
 Class Y......................    10.00         0.05          1.46            --            --           (0.03)
 From inception August 1,
   1998, through December 31,
   1998
 Class C......................    10.14(f)      0.01(f)       1.29(f)         --            --           (0.03)(f)

                                                                RATIOS AND SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------------------
                                                                             RATIO OF     RATIO OF     RATIO OF
                                                                             EXPENSES     EXPENSES       NET
                                NET ASSET                      NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                VALUE AT                       AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                 END OF       TOTAL              PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                 PERIOD     RETURN(C)           (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ---------          ----------   ----------   ----------   ----------   ---------
THE HARTFORD DISCIPLINED
 EQUITY FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $10.71        6.31(b)%        $  259,794      1.47(b)%     1.45(b)(j)%    0.20(b)%     33%
 Class B......................    10.27        5.88(b)             48,664      2.21(b)      2.15(b)(j)   (0.50)(b)     --
 Class C......................    10.28        5.87(b)             45,623      2.10(b)      2.10(b)(j)   (0.45)(b)     --
 Class Y......................    10.99        6.55(b)                723      0.94(b)      0.94(b)(j) 0.72(b)         --
 For the Year Ended October
   31, 2003
 Class A......................    10.08       19.57               243,842      1.56         1.45         0.24          76
 Class B......................     9.70       18.73                47,888      2.30         2.15        (0.46)         --
 Class C......................     9.71       18.70                46,162      2.17         2.15        (0.46)         --
 Class Y......................    10.36       20.05                   622      0.98         0.98         0.70          --
 For the Year Ended October
   31, 2002(g)
 Class A......................     8.43      (18.63)              230,545      1.57         1.45        (0.03)         89
 Class B......................     8.17      (19.11)               43,431      2.26         2.15        (1.03)         --
 Class C......................     8.18      (19.09)               44,054      2.13         2.13        (0.80)         --
 Class Y......................     8.63      (17.97)                  661      0.93         0.93         0.46          --
 For the Year Ended October
   31, 2001
 Class A......................    10.36      (20.90)              239,698      1.43         1.38        (0.07)         80
 Class B......................    10.10      (21.51)               43,210      2.11         2.11        (0.80)         --
 Class C......................    10.11      (21.50)               60,409      2.09         2.09        (0.78)         --
 Class Y......................    10.52      (20.60)                  440      0.96         0.96         0.34          --
 For the Ten Months Ended
   October 31, 2000
 Class A......................    13.63        0.15(d)            197,176      1.43(b)      1.38(b)     (0.17)(b)      63
 Class B......................    13.40       (0.51)(d)            41,126      2.11(b)      2.11(b)     (0.90)(b)      --
 Class C......................    13.41       (0.44)(d)            63,650      2.09(b)      2.09(b)     (0.88)(b)      --
 Class Y......................    13.78        0.44(d)                490      0.95(b)      0.95(b)   0.26(b)          --
 For the Year Ended December
   31, 1999
 Class A......................    13.72       20.80                74,764      1.49         1.44         0.01          53
 Class B......................    13.58       20.00                20,375      2.13         2.13        (0.68)         --
 Class C......................    13.58(f)    19.98                29,265      2.16         2.15        (0.69)         --
 Class Y......................    13.83       21.45                   480      0.93         0.93         0.51          --
 From inception April 30,
   1998, through December 31,
   1998
 Class A......................    11.45       14.78(d)             11,120      1.63(b)      1.45(b)      0.23(b)       35
 Class B......................    11.41       14.21(d)              3,538      2.32(b)      2.15(b)     (0.47)(b)      --
 Class Y......................    11.48       15.18(d)                386      1.20(b)      1.00(b)      0.76(b)       --
 From inception August 1,
   1998, through December 31,
   1998
 Class C......................    11.41(f)    12.80(d)              3,726      2.38(b)      2.15(b)     (0.53)(b)      --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
 (g) Per share amounts have been calculated using average shares outstanding method.
(h) Expense ratio includes a practical waiver of 12b-1 fees.
 (i) This includes a tax return of capital of less than $0.01.
 (j) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.44%, 2.14%, 2.09% and 0.93% for classes A, B, C and Y, respectively.
 @@ The amount per share rounds to zero.

 HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                            SELECTED PER-SHARE DATA(A)
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD DIVIDEND AND
 GROWTH FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $15.94       $ 0.07        $ 1.24       $ (0.06)       $   --          $   --
 Class B......................    15.75         0.01          1.22            @@            --              --
 Class C......................    15.72         0.02          1.22         (0.01)           --              --
 Class Y......................    16.11         0.11          1.27         (0.11)           --              --
 For the Year Ended October
   31, 2003
 Class A......................    13.58         0.12          2.37         (0.13)(i)        --              --
 Class B......................    13.43         0.03          2.32         (0.03)(i)        --              --
 Class C......................    13.40         0.04          2.32         (0.04)(i)        --              --
 Class Y......................    13.73         0.19          2.40         (0.21)(i)        --              --
 For the Year Ended October
   31, 2002(g)
 Class A......................    15.53         0.12         (1.71)        (0.12)        (0.24)             --
 Class B......................    15.37         0.02         (1.70)        (0.02)        (0.24)             --
 Class C......................    15.33         0.03         (1.69)        (0.03)        (0.24)             --
 Class Y......................    15.71         0.12         (1.65)        (0.21)        (0.24)             --
 For the Year Ended October
   31, 2001
 Class A......................    17.78         0.18         (1.49)        (0.17)        (0.77)             --
 Class B......................    17.60         0.07         (1.48)        (0.05)        (0.77)             --
 Class C......................    17.57         0.08         (1.48)        (0.07)        (0.77)             --
 Class Y......................    17.96         0.25         (1.48)        (0.25)        (0.77)             --
 For the Ten Months Ended
   October 31, 2000
 Class A......................    16.85         0.15          0.98         (0.12)        (0.08)             --
 Class B......................    16.69         0.04          0.99         (0.04)        (0.08)             --
 Class C......................    16.67         0.07          0.95         (0.04)        (0.08)             --
 Class Y......................    16.96         0.22          1.02         (0.16)        (0.08)             --
 For the Year Ended December
   31, 1999
 Class A......................    16.62         0.15          0.60         (0.17)        (0.35)             --
 Class B......................    16.47         0.04          0.58         (0.05)        (0.35)             --
 Class C......................    16.48(f)      0.04(f)       0.58(f)      (0.08)(f)     (0.35)(f)          --
 Class Y......................    16.69         0.21          0.63         (0.22)        (0.35)             --
 For the Year Ended December
   31, 1998
 Class A......................    14.72         0.15          1.97         (0.15)        (0.07)             --
 Class B......................    14.61         0.06          1.92         (0.05)        (0.07)             --
 Class Y......................    14.77         0.24          1.94         (0.19)        (0.07)             --
 From inception August 1,
   1998, through December 31,
   1998
 Class C......................    15.94(f)      0.05(f)       0.70(f)      (0.10)(f)     (0.11)(f)          --
THE HARTFORD EQUITY INCOME
 FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................    10.37         0.09          0.58         (0.10)           @@              --
 Class B......................    10.36         0.06          0.56         (0.06)           @@              --
 Class C......................    10.36         0.07          0.55         (0.06)           @@              --
 Class Y......................    10.39         0.14          0.53         (0.11)           @@              --
 From inception August 28,
   2003, through October 31,
   2003
 Class A......................    10.00         0.02          0.35            --            --              --
 Class B......................    10.00         0.01          0.35            --            --              --
 Class C......................    10.00         0.01          0.35            --            --              --
 Class Y......................    10.00         0.04          0.35            --            --              --

                                                                  RATIOS AND SUPPLEMENTAL DATA
                                -------------------------------------------------------------------------------------------------
                                                                          RATIO OF     RATIO OF          RATIO OF
                                                                          EXPENSES     EXPENSES            NET
                                NET ASSET                   NET ASSETS   TO AVERAGE   TO AVERAGE        INVESTMENT
                                VALUE AT                    AT END OF    NET ASSETS   NET ASSETS          INCOME        PORTFOLIO
                                 END OF       TOTAL           PERIOD       BEFORE       AFTER           TO AVERAGE      TURNOVER
                                 PERIOD     RETURN(C)        (000'S)      WAIVERS      WAIVERS          NET ASSETS       RATE(E)
                                ---------   ---------       ----------   ----------   ----------        ----------      ---------
THE HARTFORD DIVIDEND AND
 GROWTH FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $17.19        8.22(b)%     $1,710,781      1.32(b)%     1.32(b)(j)%       0.86(b)%         15%
 Class B......................    16.98        7.83(b)         301,229      2.05(b)      2.05(b)(j)        0.13(b)          --
 Class C......................    16.95        7.87(b)         268,768      1.94(b)      1.94(b)(j)        0.24(b)          --
 Class Y......................    17.38        8.55(b)          48,155      0.78(b)      0.78(b)(j)        1.40(b)          --
 For the Year Ended October
   31, 2003
 Class A......................    15.94       18.42          1,296,982      1.41         1.40              0.88             31
 Class B......................    15.75       17.52            257,856      2.14         2.13              0.16             --
 Class C......................    15.72       17.67            230,348      2.02         2.02              0.27             --
 Class Y......................    16.11       19.03             42,107      0.81         0.81              1.44             --
 For the Year Ended October
   31, 2002(g)
 Class A......................    13.58      (10.64)           808,633      1.46         1.40              0.78             33
 Class B......................    13.43      (11.15)           185,731      2.13         2.10              0.08             --
 Class C......................    13.40      (11.08)           164,260      2.02         2.02              0.15             --
 Class Y......................    13.73      (10.00)            14,790      0.82         0.82              1.36             --
 For the Year Ended October
   31, 2001
 Class A......................    15.53       (7.67)           521,543      1.36         1.31              1.06             55
 Class B......................    15.37       (8.34)           150,592      2.03         2.03              0.34             --
 Class C......................    15.33       (8.33)           117,108      2.03         2.03              0.35             --
 Class Y......................    15.71       (7.20)            26,326      0.82         0.82              1.55             --
 For the Ten Months Ended
   October 31, 2000
 Class A......................    17.78        6.77(d)         294,903      1.36(b)      1.31(b)           0.99(b)          56
 Class B......................    17.60        6.17(d)         118,936      2.03(b)      2.03(b)           0.27(b)          --
 Class C......................    17.57        6.17(d)          63,503      2.03(b)      2.03(b)           0.27(b)          --
 Class Y......................    17.96        7.37(d)          22,441      0.85(b)      0.85(b)           1.45(b)          --
 For the Year Ended December
   31, 1999
 Class A......................    16.85        4.57            242,054      1.38         1.33              0.94             50
 Class B......................    16.69        3.82            121,977      2.02         2.02              0.25             --
 Class C......................    16.67(f)     3.76             42,869      2.07         2.07              0.21             --
 Class Y......................    16.96        5.10             23,616      0.87         0.87              1.42             --
 For the Year Ended December
   31, 1998
 Class A......................    16.62       14.47            182,495      1.43         1.38              1.08             46
 Class B......................    16.47       13.62            108,344      2.10         2.10              0.39             --
 Class Y......................    16.69       14.86             17,098      0.91         0.91              1.53             --
 From inception August 1,
   1998, through December 31,
   1998
 Class C......................    16.48(f)     4.82(d)           9,682      2.20(b)      2.10(b)           0.23(b)          --
THE HARTFORD EQUITY INCOME
 FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................    10.94        6.46(b)         142,982      1.45(b)      0.55(b)           2.27(b)          10
 Class B......................    10.92        5.99(b)          11,742      2.16(b)      1.26(b)           1.59(b)          --
 Class C......................    10.92        6.04(b)          34,514      2.08(b)      1.19(b)           1.66(b)          --
 Class Y......................    10.95        6.51(b)             111      0.99(b)      0.17(b)           2.61(b)          --
 From inception August 28,
   2003, through October 31,
   2003
 Class A......................    10.37        3.70(d)          26,649      1.53(b)      0.73(b)           1.81(b)           1
 Class B......................    10.36        3.60(d)           2,421      2.27(b)      1.47(b)           1.10(b)          --
 Class C......................    10.36        3.60(d)           7,639      2.15(b)      1.35(b)           1.23(b)          --
 Class Y......................    10.39        3.90(d)             104      0.93(b)      0.13(b)           2.17(b)          --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g) Per share amounts have been calculated using average shares outstanding method.
(h) Expense ratio includes a practical waiver of 12b-1 fees.
(i) This includes a tax return of capital of less than $0.01.
(j) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.32%, 2.05%, 1.94% and 0.78% for classes A, B, C and Y, respectively.
 @@ The amount per share rounds to zero.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                            SELECTED PER-SHARE DATA(A)
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD FOCUS FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $ 8.94       $   --        $ 0.27       $    --        $   --          $   --
 Class B......................     8.79         0.02          0.21            --            --              --
 Class C......................     8.78         0.03          0.20            --            --              --
 Class Y......................     9.04        (0.01)         0.30            --            --              --
 For the Year Ended October
   31, 2003
 Class A......................     7.32        (0.02)         1.64            --            --              --
 Class B......................     7.25        (0.08)         1.62            --            --              --
 Class C......................     7.24        (0.08)         1.62            --            --              --
 Class Y......................     7.37         0.01          1.66            --            --              --
 For the Year Ended October
   31, 2002(g)
 Class A......................     8.82        (0.05)        (1.45)           --            --              --
 Class B......................     8.79        (0.12)        (1.42)           --            --              --
 Class C......................     8.79        (0.12)        (1.43)           --            --              --
 Class Y......................     8.83           --         (1.46)           --            --              --
 From inception May 24, 2001,
   through October 31, 2001
 Class A......................    10.00        (0.01)        (1.17)           --            --              --
 Class B......................    10.00        (0.03)        (1.18)           --            --              --
 Class C......................    10.00        (0.04)        (1.17)           --            --              --
 Class Y......................    10.00         0.01         (1.18)           --            --              --
THE HARTFORD GLOBAL
 COMMUNICATIONS FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................     4.67        (0.01)         0.59            --            --              --
 Class B......................     4.58        (0.03)         0.58            --            --              --
 Class C......................     4.57        (0.03)         0.58            --            --              --
 Class Y......................     4.74           --          0.60            --            --              --
 For the Year Ended October
   31, 2003
 Class A......................     3.24        (0.01)         1.44            --            --              --
 Class B......................     3.19        (0.03)         1.42            --            --              --
 Class C......................     3.19        (0.03)         1.41            --            --              --
 Class Y......................     3.26         0.01          1.47            --            --              --
 For the Year Ended October
   31, 2002(g)
 Class A......................     4.57           --         (1.33)           --            --              --
 Class B......................     4.54        (0.04)        (1.31)           --            --              --
 Class C......................     4.54        (0.04)        (1.31)           --            --              --
 Class Y......................     4.60           --         (1.34)           --            --              --
 For the Year Ended October
   31, 2001
 Class A......................    10.00        (0.02)        (5.41)           --            --              --
 Class B......................    10.00        (0.05)        (5.41)           --            --              --
 Class C......................    10.00        (0.05)        (5.41)           --            --              --
 Class Y......................    10.00           --         (5.40)           --            --              --

                                                                RATIOS AND SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------------------
                                                                             RATIO OF     RATIO OF     RATIO OF
                                                                             EXPENSES     EXPENSES       NET
                                NET ASSET                      NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                VALUE AT                       AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                 END OF       TOTAL              PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                 PERIOD     RETURN(C)           (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ---------          ----------   ----------   ----------   ----------   ---------
THE HARTFORD FOCUS FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $ 9.21        3.02(b)%        $   73,054      1.69(b)%     1.65(b)(j)%   (0.51)(b)%     66%
 Class B......................     9.02        2.62(b)             20,783      2.43(b)      2.35(b)(j)   (1.21)(b)     --
 Class C......................     9.01        2.62(b)             27,107      2.32(b)      2.32(b)(j)   (1.17)(b)     --
 Class Y......................     9.33        3.21(b)                931      1.16(b)      1.16(b)(j)   (0.02)(b)     --
 For the Year Ended October
   31, 2003
 Class A......................     8.94       22.13                70,002      1.76         1.65        (0.29)        138
 Class B......................     8.79       21.24                21,058      2.49         2.35        (1.00)         --
 Class C......................     8.78       21.27                27,158      2.36         2.35        (0.99)         --
 Class Y......................     9.04       22.66                   719      1.17         1.17         0.17          --
 For the Year Ended October
   31, 2002(g)
 Class A......................     7.32      (17.01)               66,432      1.76         1.65        (0.53)        215
 Class B......................     7.25      (17.52)               18,862      2.43         2.35        (1.23)         --
 Class C......................     7.24      (17.63)               25,847      2.34         2.34        (1.22)         --
 Class Y......................     7.37      (16.54)                  509      1.14         1.14         0.09          --
 From inception May 24, 2001,
   through October 31, 2001
 Class A......................     8.82      (11.80)(d)            66,970      1.68(b)      1.63(b)     (0.18)(b)     109
 Class B......................     8.79      (12.10)(d)            18,524      2.35(b)      2.35(b)     (0.89)(b)      --
 Class C......................     8.79      (12.10)(d)            24,142      2.35(b)      2.35(b)     (0.89)(b)      --
 Class Y......................     8.83      (11.70)(d)                 9      1.20(b)      1.20(b)      0.25(b)       --
THE HARTFORD GLOBAL
 COMMUNICATIONS FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................     5.25       12.42(b)              8,852      1.84(b)      1.65(b)(k)   (0.43)(b)     56
 Class B......................     5.13       12.01(b)              1,498      2.60(b)      2.35(b)(k)   (1.17)(b)     --
 Class C......................     5.12       12.04(b)              1,244      2.49(b)      2.35(b)(k)   (1.16)(b)     --
 Class Y......................     5.34       12.66(b)                405      1.33(b)      1.20(b)(k)   (0.14)(b)     --
 For the Year Ended October
   31, 2003
 Class A......................     4.67       44.14                 6,419      1.95         1.65        (0.08)        100
 Class B......................     4.58       43.57                 1,555      2.68         2.35        (0.79)         --
 Class C......................     4.57       43.26                 1,305      2.55         2.35        (0.77)         --
 Class Y......................     4.74       45.40                   724      1.35         1.20         0.38          --
 For the Year Ended October
   31, 2002(g)
 Class A......................     3.24      (29.10)                3,506      2.03         1.65        (0.10)         84
 Class B......................     3.19      (29.74)                  846      2.70         2.35        (0.80)         --
 Class C......................     3.19      (29.74)                  736      2.57         2.35        (0.78)         --
 Class Y......................     3.26      (29.13)                  481      1.27         1.20         0.40          --
 For the Year Ended October
   31, 2001
 Class A......................     4.57      (54.30)                4,050      1.73         1.66        (0.42)         84
 Class B......................     4.54      (54.60)                  832      2.46         2.36        (1.12)         --
 Class C......................     4.54      (54.60)                  875      2.44         2.36        (1.12)         --
 Class Y......................     4.60      (54.00)                  460      1.20         1.20         0.03          --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
 (g) Per share amounts have been calculated using average shares outstanding method.
(h) Expense ratio includes a practical waiver of 12b-1 fees.
 (i) This includes a tax return of capital of less than $0.01.
 (j) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.65%, 2.35%, 2.32% and 1.16% for classes A, B, C and Y, respectively.
 (k) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.65%, 2.35%, 2.35% and 1.20% for classes A, B, C and Y, respectively.
 @@ The amount per share rounds to zero.

 HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                            SELECTED PER-SHARE DATA(A)
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD GLOBAL FINANCIAL
 SERVICES FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $ 9.71       $ 0.08        $ 0.53       $ (0.08)       $   --          $   --
 Class B......................     9.55         0.04          0.53         (0.03)           --              --
 Class C......................     9.55         0.04          0.54         (0.03)           --              --
 Class Y......................     9.79         0.37          0.28         (0.12)           --              --
 For the Year Ended October
   31, 2003
 Class A......................     8.03         0.07          1.65         (0.04)           --              --
 Class B......................     7.92         0.02          1.61            --            --              --
 Class C......................     7.92         0.02          1.61            --            --              --
 Class Y......................     8.10         0.13          1.64         (0.08)           --              --
 For the Year Ended October
   31, 2002(g)
 Class A......................     9.37         0.04         (1.38)           --            --              --
 Class B......................     9.30        (0.02)        (1.36)           --            --              --
 Class C......................     9.30        (0.02)        (1.36)           --            --              --
 Class Y......................     9.41         0.08         (1.39)           --            --              --
 For the Year Ended October
   31, 2001
 Class A......................    10.00         0.02         (0.65)           --            --              --
 Class B......................    10.00        (0.03)        (0.67)           --            --              --
 Class C......................    10.00        (0.03)        (0.67)           --            --              --
 Class Y......................    10.00         0.07         (0.66)           --            --              --
THE HARTFORD GLOBAL HEALTH
 FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................    13.80         0.03          1.61            --         (0.06)             --
 Class B......................    13.43         0.06          1.49            --         (0.06)             --
 Class C......................    13.44         0.07          1.48            --         (0.06)             --
 Class Y......................    14.09         0.01          1.71            --         (0.06)             --
 For the Year Ended October
   31, 2003
 Class A......................    11.42        (0.07)         2.75            --         (0.30)             --
 Class B......................    11.20        (0.15)         2.68            --         (0.30)             --
 Class C......................    11.21        (0.15)         2.68            --         (0.30)             --
 Class Y......................    11.61        (0.02)         2.80            --         (0.30)             --
 For the Year Ended October
   31, 2002(g)
 Class A......................    13.47        (0.09)        (1.68)           --         (0.28)             --
 Class B......................    13.31        (0.18)        (1.65)           --         (0.28)             --
 Class C......................    13.32        (0.18)        (1.65)           --         (0.28)             --
 Class Y......................    13.58        (0.02)        (1.67)           --         (0.28)             --
 For the Year Ended October
   31, 2001
 Class A......................    13.86        (0.06)         0.23            --         (0.56)             --
 Class B......................    13.81        (0.12)         0.18            --         (0.56)             --
 Class C......................    13.81        (0.13)         0.20            --         (0.56)             --
 Class Y......................    13.89        (0.01)         0.26            --         (0.56)             --
 From inception May 1, 2000,
   through October 31, 2000
 Class A......................    10.00        (0.01)         3.87            --            --              --
 Class B......................    10.00        (0.04)         3.85            --            --              --
 Class C......................    10.00        (0.04)         3.85            --            --              --
 Class Y......................    10.00         0.01          3.88            --            --              --

                                                                RATIOS AND SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------------------
                                                                             RATIO OF     RATIO OF     RATIO OF
                                                                             EXPENSES     EXPENSES       NET
                                NET ASSET                      NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                VALUE AT                       AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                 END OF       TOTAL              PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                 PERIOD     RETURN(C)           (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ---------          ----------   ----------   ----------   ----------   ---------
THE HARTFORD GLOBAL FINANCIAL
 SERVICES FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $10.24        6.34(b)%        $   13,175      1.83(b)%     1.65(b)(j)%    1.50(b)%     51%
 Class B......................    10.09        5.92(b)              3,102      2.59(b)      2.35(b)(j)    0.77(b)      --
 Class C......................    10.10        6.03(b)              2,541      2.47(b)      2.35(b)(j)    0.77(b)      --
 Class Y......................    10.32        6.68(b)                620      1.33(b)      1.20(b)(j)    1.79(b)      --
 For the Year Ended October
   31, 2003
 Class A......................     9.71       21.48                12,652      1.90         1.65         0.93          93
 Class B......................     9.55       20.58                 3,681      2.62         2.35         0.22          --
 Class C......................     9.55       20.58                 3,197      2.50         2.35         0.23          --
 Class Y......................     9.79       22.01                 1,580      1.31         1.20         1.38          --
 For the Year Ended October
   31, 2002(g)
 Class A......................     8.03      (14.30)                9,739      1.98         1.65         0.51          76
 Class B......................     7.92      (14.84)                2,755      2.68         2.35        (0.20)         --
 Class C......................     7.92      (14.84)                2,548      2.54         2.35        (0.20)         --
 Class Y......................     8.10      (13.92)                1,435      1.25         1.20         0.96          --
 For the Year Ended October
   31, 2001
 Class A......................     9.37       (6.30)                9,946      1.89         1.70         0.25         115
 Class B......................     9.30       (7.00)                2,052      2.61         2.40        (0.45)         --
 Class C......................     9.30       (7.00)                2,053      2.60         2.40        (0.45)         --
 Class Y......................     9.41       (5.90)                  941      1.35         1.24         0.70          --
THE HARTFORD GLOBAL HEALTH
 FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................    15.38       11.98(b)            168,761      1.67(b)      1.65(b)(k)   (0.64)(b)     22
 Class B......................    14.92       11.64(b)             67,878      2.40(b)      2.35(b)(k)   (1.34)(b)     --
 Class C......................    14.93       11.63(b)             62,483      2.29(b)      2.29(b)(k)   (1.28)(b)     --
 Class Y......................    15.75       12.30(b)              1,314      1.14(b)      1.14(b)(k)   (0.13)(b)     --
 For the Year Ended October
   31, 2003
 Class A......................    13.80       24.02               126,630      1.76         1.65        (0.62)         37
 Class B......................    13.43       23.13                56,378      2.49         2.35        (1.31)         --
 Class C......................    13.44       23.11                51,606      2.36         2.35        (1.31)         --
 Class Y......................    14.09       24.50                 1,095      1.19         1.19        (0.15)         --
 For the Year Ended October
   31, 2002(g)
 Class A......................    11.42      (13.43)              101,881      1.79         1.65        (0.70)         63
 Class B......................    11.20      (14.05)               45,659      2.48         2.35        (1.40)         --
 Class C......................    11.21      (14.08)               43,042      2.35         2.35        (1.40)         --
 Class Y......................    11.61      (12.68)                  881      1.17         1.17        (0.22)         --
 For the Year Ended October
   31, 2001
 Class A......................    13.47        1.18                98,971      1.67         1.62        (0.61)         58
 Class B......................    13.31        0.36                42,578      2.36         2.35        (1.33)         --
 Class C......................    13.32        0.43                44,306      2.33         2.33        (1.31)         --
 Class Y......................    13.58        1.78                 4,340      1.12         1.12        (0.11)         --
 From inception May 1, 2000,
   through October 31, 2000
 Class A......................    13.86       38.74(d)             44,917      1.72(b)      1.65(b)     (0.33)(b)      92
 Class B......................    13.81       38.24(d)             20,574      2.43(b)      2.35(b)     (1.03)(b)      --
 Class C......................    13.81       38.24(d)             26,830      2.40(b)      2.35(b)     (1.03)(b)      --
 Class Y......................    13.89       39.04(d)              2,507      1.20(b)      1.20(b)      0.12(b)       --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
 (g) Per share amounts have been calculated using average shares outstanding method.
(h) Expense ratio includes a practical waiver of 12b-1 fees.
 (i) This includes a tax return of capital of less than $0.01.
 (j) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.65%, 2.35%, 2.35% and 1.20% for classes A, B, C and Y, respectively.
 (k) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.65%, 2.35%, 2.29% and 1.14% for classes A, B, C and Y, respectively.
 @@ The amount per share rounds to zero.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                            SELECTED PER-SHARE DATA(A)
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD GLOBAL LEADERS
 FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $13.96       $(0.04)       $ 1.87       $    --        $   --          $   --
 Class B......................    13.45        (0.09)         1.80            --            --              --
 Class C......................    13.49        (0.08)         1.80            --            --              --
 Class Y......................    14.34         0.01          1.92            --            --              --
 For the Year Ended October
   31, 2003
 Class A......................    11.21        (0.03)         2.78            --            --              --
 Class B......................    10.88        (0.12)         2.69            --            --              --
 Class C......................    10.90        (0.11)         2.70            --            --              --
 Class Y......................    11.45         0.03          2.86            --            --              --
 For the Year Ended October
   31, 2002(g)
 Class A......................    12.83         0.02         (1.64)           --            --              --
 Class B......................    12.54        (0.07)        (1.59)           --            --              --
 Class C......................    12.55        (0.06)        (1.59)           --            --              --
 Class Y......................    13.03         0.05         (1.63)           --            --              --
 For the Year Ended October
   31, 2001
 Class A......................    17.55         0.01         (4.54)           --         (0.18)          (0.01)
 Class B......................    17.29        (0.08)        (4.48)           --         (0.18)          (0.01)
 Class C......................    17.30        (0.10)        (4.46)           --         (0.18)          (0.01)
 Class Y......................    17.73         0.08         (4.59)           --         (0.18)          (0.01)
 For the Ten Months Ended
   October 31, 2000
 Class A......................    18.56           --         (0.92)           --         (0.09)             --
 Class B......................    18.40        (0.06)        (0.96)           --         (0.09)             --
 Class C......................    18.40        (0.06)        (0.95)           --         (0.09)             --
 Class Y......................    18.68         0.03         (0.89)           --         (0.09)             --
 For the Year Ended December
   31, 1999
 Class A......................    12.67           --          6.01            --         (0.12)             --
 Class B......................    12.65        (0.02)         5.89            --         (0.12)             --
 Class C......................    12.65        (0.02)         5.89            --         (0.12)             --
 Class Y......................    12.69         0.03          6.08            --         (0.12)             --
 From inception September 30,
   1998, through December 31,
   1998
 Class A......................    10.00        (0.01)         3.03            --         (0.35)             --
 Class B......................    10.00        (0.02)         3.02            --         (0.35)             --
 Class C......................    10.00        (0.02)         3.02            --         (0.35)             --
 Class Y......................    10.00         0.01          3.03            --         (0.35)             --

                                                                RATIOS AND SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------------------
                                                                             RATIO OF     RATIO OF     RATIO OF
                                                                             EXPENSES     EXPENSES       NET
                                NET ASSET                      NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                VALUE AT                       AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                 END OF       TOTAL              PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                 PERIOD     RETURN(C)           (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ---------          ----------   ----------   ----------   ----------   ---------
THE HARTFORD GLOBAL LEADERS
 FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $15.79       13.11(b)%        $  470,596      1.54(b)%     1.54(b)(j)%   (0.51)(b)%    137%
 Class B......................    15.16       12.71(b)             88,748      2.25(b)      2.25(b)(j)   (1.22)(b)     --
 Class C......................    15.21       12.75(b)             87,867      2.14(b)      2.14(b)(j)   (1.11)(b)     --
 Class Y......................    16.27       13.46(b)             29,723      0.99(b)      0.99(b)(j)    0.07(b)      --
 For the Year Ended October
   31, 2003
 Class A......................    13.96       24.53               464,610      1.62         1.61        (0.29)        320
 Class B......................    13.45       23.62                78,923      2.36         2.35        (1.01)         --
 Class C......................    13.49       23.76                78,303      2.23         2.23        (0.89)         --
 Class Y......................    14.34       25.24                19,043      1.00         1.00         0.28          --
 For the Year Ended October
   31, 2002(g)
 Class A......................    11.21      (12.63)              354,407      1.66         1.61         0.24         323
 Class B......................    10.88      (13.24)               70,280      2.33         2.33        (0.48)         --
 Class C......................    10.90      (13.15)               75,174      2.21         2.21        (0.36)         --
 Class Y......................    11.45      (12.13)                6,167      1.00         1.00         0.84          --
 For the Year Ended October
   31, 2001
 Class A......................    12.83      (26.07)              247,094      1.53         1.48         0.08         382
 Class B......................    12.54      (26.64)               62,973      2.23         2.23        (0.66)         --
 Class C......................    12.55      (26.62)              103,574      2.19         2.19        (0.63)         --
 Class Y......................    13.03      (25.68)                7,908      0.98         0.98         0.58          --
 For the Ten Months Ended
   October 31, 2000
 Class A......................    17.55       (4.98)(d)           255,959      1.53(b)      1.48(b)     (0.06)(b)     290
 Class B......................    17.29       (5.56)(d)            75,702      2.22(b)      2.22(b)     (0.80)(b)      --
 Class C......................    17.30       (5.51)(d)           142,549      2.19(b)      2.19(b)     (0.77)(b)      --
 Class Y......................    17.73       (4.62)(d)            10,001      1.01(b)      1.01(b)      0.41(b)       --
 For the Year Ended December
   31, 1999
 Class A......................    18.56       47.68                84,632      1.62         1.57        (0.15)        204
 Class B......................    18.40       46.64                24,588      2.29         2.29        (0.86)         --
 Class C......................    18.40       46.64                43,012      2.33         2.33        (0.89)         --
 Class Y......................    18.68       48.39                 4,423      1.10         1.10         0.32          --
 From inception September 30,
   1998, through December 31,
   1998
 Class A......................    12.67       30.36(d)              3,771      2.71(b)      1.65(b)     (0.19)(b)      49
 Class B......................    12.65       30.16(d)                486      3.55(b)      2.35(b)     (0.92)(b)      --
 Class C......................    12.65       30.16(d)                517      3.57(b)      2.35(b)     (0.90)(b)      --
 Class Y......................    12.69       30.57(d)                392      2.46(b)      1.20(b)      0.31(b)       --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
 (g) Per share amounts have been calculated using average shares outstanding method.
(h) Expense ratio includes a practical waiver of 12b-1 fees.
 (i) This includes a tax return of capital of less than $0.01.
 (j) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.53%, 2.24%, 2.13% and 0.98% for classes A, B, C and Y, respectively.
 @@ The amount per share rounds to zero.

 HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                            SELECTED PER-SHARE DATA(A)
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD GLOBAL TECHNOLOGY
 FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $ 4.68       $(0.03)       $(0.17)      $    --        $   --          $   --
 Class B......................     4.56        (0.05)        (0.16)           --            --              --
 Class C......................     4.56        (0.05)        (0.16)           --            --              --
 Class Y......................     4.75        (0.02)        (0.17)           --            --              --
 For the Year Ended October
   31, 2003
 Class A......................     2.98        (0.04)         1.74            --            --              --
 Class B......................     2.92        (0.06)         1.70            --            --              --
 Class C......................     2.92        (0.06)         1.70            --            --              --
 Class Y......................     3.01        (0.03)         1.77            --            --              --
 For the Year Ended October
   31, 2002(g)
 Class A......................     4.01        (0.12)        (0.91)           --            --              --
 Class B......................     3.96        (0.18)        (0.86)           --            --              --
 Class C......................     3.97        (0.19)        (0.86)           --            --              --
 Class Y......................     4.04        (0.14)        (0.89)           --            --              --
 For the Year Ended October
   31, 2001
 Class A......................     8.72        (0.08)        (4.55)           --         (0.08)             --
 Class B......................     8.68        (0.11)        (4.53)           --         (0.08)             --
 Class C......................     8.68        (0.11)        (4.52)           --         (0.08)             --
 Class Y......................     8.73        (0.04)        (4.57)           --         (0.08)             --
 From inception May 1, 2000,
   through October 31, 2000
 Class A......................    10.00        (0.05)        (1.23)           --            --              --
 Class B......................    10.00        (0.07)        (1.25)           --            --              --
 Class C......................    10.00        (0.06)        (1.26)           --            --              --
 Class Y......................    10.00        (0.02)        (1.25)           --            --              --

                                                                RATIOS AND SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------------------
                                                                             RATIO OF     RATIO OF     RATIO OF
                                                                             EXPENSES     EXPENSES       NET
                                NET ASSET                      NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                VALUE AT                       AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                 END OF       TOTAL              PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                 PERIOD     RETURN(C)           (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ---------          ----------   ----------   ----------   ----------   ---------
THE HARTFORD GLOBAL TECHNOLOGY
 FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $ 4.48       (4.27)(b)%       $   34,581      1.72(b)%     1.65(b)(j)%   (1.43)(b)%     93%
 Class B......................     4.35       (4.60)(b)            13,963      2.46(b)      2.35(b)(j)   (2.13)(b)     --
 Class C......................     4.35       (4.60)(b)            16,321      2.33(b)      2.33(b)(j)   (2.10)(b)     --
 Class Y......................     4.56       (4.00)(b)             1,120      1.17(b)      1.16(b)(j)   (0.93)(b)     --
 For the Year Ended October
   31, 2003
 Class A......................     4.68       57.05                32,388      1.77         1.65        (1.28)        163
 Class B......................     4.56       56.16                13,991      2.50         2.35        (1.98)         --
 Class C......................     4.56       56.16                16,513      2.37         2.35        (1.99)         --
 Class Y......................     4.75       57.81                   886      1.18         1.18        (0.82)         --
 For the Year Ended October
   31, 2002(g)
 Class A......................     2.98      (25.69)               18,321      1.86         1.65        (1.44)        174
 Class B......................     2.92      (26.26)                8,170      2.54         2.35        (2.14)         --
 Class C......................     2.92      (26.45)                9,560      2.39         2.35        (2.15)         --
 Class Y......................     3.01      (25.50)                  512      1.15         1.15        (0.97)         --
 For the Year Ended October
   31, 2001
 Class A......................     4.01      (53.56)               24,824      1.71         1.66        (1.24)        253
 Class B......................     3.96      (53.93)               10,962      2.43         2.36        (1.94)         --
 Class C......................     3.97      (53.81)               15,581      2.37         2.36        (1.94)         --
 Class Y......................     4.04      (53.27)                4,602      1.13         1.13        (0.71)         --
 From inception May 1, 2000,
   through October 31, 2000
 Class A......................     8.72      (14.26)(d)            33,221      1.77(b)      1.66(b)     (1.37)(b)     104
 Class B......................     8.68      (14.65)(d)            15,676      2.46(b)      2.35(b)     (2.07)(b)      --
 Class C......................     8.68      (14.65)(d)            21,615      2.43(b)      2.35(b)     (2.07)(b)      --
 Class Y......................     8.73      (14.16)(d)             4,677      1.32(b)      1.20(b)     (0.92)(b)      --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
 (g) Per share amounts have been calculated using average shares outstanding method.
(h) Expense ratio includes a practical waiver of 12b-1 fees.
 (i) This includes a tax return of capital of less than $0.01.
 (j) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.64%, 2.34%, 2.32% and 1.15% for classes A, B, C and Y, respectively.
 @@ The amount per share rounds to zero.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                            SELECTED PER-SHARE DATA(A)
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD GROWTH FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $15.19       $(0.04)       $ 0.92       $    --        $   --          $   --
 Class B......................    13.70        (0.09)         0.82            --            --              --
 Class C......................    13.70        (0.08)         0.81            --            --              --
 Class H......................    13.74        (0.10)         0.86            --            --              --
 Class L......................    15.26        (0.04)         0.94            --            --              --
 Class M......................    13.72        (0.10)         0.86            --            --              --
 Class N......................    13.72        (0.09)         0.85            --            --              --
 Class Y......................    15.31        (0.03)         0.95            --            --              --
 For the Year Ended October
   31, 2003
 Class A......................    11.90        (0.03)         3.32            --            --              --
 Class B......................    10.80        (0.07)         2.97            --            --              --
 Class C......................    10.80        (0.07)         2.97            --            --              --
 Class H......................    10.81        (0.14)         3.07            --            --              --
 Class L......................    11.91        (0.05)         3.40            --            --              --
 Class M......................    10.80        (0.14)         3.06            --            --              --
 Class N......................    10.80        (0.14)         3.06            --            --              --
 Class Y......................    11.94        (0.03)         3.40            --            --              --
 For the Period February 19,
   2002 through October 31,
   2002
 Class A......................    14.57        (0.02)        (2.65)           --            --              --
 Class B......................    13.28        (0.04)        (2.44)           --            --              --
 Class C......................    13.28        (0.04)        (2.44)           --            --              --
 Class Y......................    14.57           --         (2.63)           --            --              --
 For the Year Ended October
   31, 2002
 Class H......................    13.02        (0.23)        (1.98)           --            --              --
 Class L......................    14.23        (0.03)        (2.29)           --            --              --
 Class M......................    13.00        (0.16)        (2.04)           --            --              --
 Class N......................    13.00        (0.26)        (1.94)           --            --              --
 For the Two-Month Period
   Ended October 31, 2001
 Class H......................    13.83        (0.03)        (0.78)           --            --              --
 Class L......................    15.09        (0.01)        (0.85)           --            --              --
 Class M......................    13.81        (0.03)        (0.78)           --            --              --
 Class N......................    13.81        (0.03)        (0.78)           --            --              --
 For the Year Ended August 31,
   2001
 Class H......................    22.30        (0.21)        (4.94)           --         (3.32)             --
 Class L......................    23.85        (0.05)        (5.39)           --         (3.32)             --
 Class M......................    22.27        (0.21)        (4.93)           --         (3.32)             --
 Class N......................    22.27        (0.21)        (4.93)           --         (3.32)             --
 For the Year Ended August 31,
   2000
 Class H......................    21.78        (0.62)         6.49            --         (5.35)             --
 Class L......................    22.81        (0.08)         6.47            --         (5.35)             --
 Class M......................    21.77        (0.62)         6.47            --         (5.35)             --
 Class N......................    21.76        (0.62)         6.48            --         (5.35)             --
 For the Year Ended August 31,
   1999
 Class H......................    21.74        (0.43)         6.73            --         (6.26)             --
 Class L......................    22.37        (0.03)         6.73            --         (6.26)             --
 Class M......................    21.73        (0.43)         6.73            --         (6.26)             --
 Class N......................    21.73        (0.44)         6.73            --         (6.26)             --

                                                                RATIOS AND SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------------------
                                                                             RATIO OF     RATIO OF     RATIO OF
                                                                             EXPENSES     EXPENSES       NET
                                NET ASSET                      NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                VALUE AT                       AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                 END OF       TOTAL              PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                 PERIOD     RETURN(C)           (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ---------          ----------   ----------   ----------   ----------   ---------
THE HARTFORD GROWTH FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $16.07        5.79(b)%        $  240,179      1.43(b)%     1.43(b)(j)%   (0.83)(b)%     32%
 Class B......................    14.43        5.33(b)             21,863      2.18(b)      2.15(b)(j)   (1.57)(b)     --
 Class C......................    14.43        5.33(b)             26,212      2.14(b)      2.14(b)(j)   (1.55)(b)     --
 Class H......................    14.50        5.53(b)             26,090      1.85(b)      1.85(b)(j)   (1.27)(b)     --
 Class L......................    16.16        5.90(b)            319,871      1.10(b)      1.10(b)(j)   (0.52)(b)     --
 Class M......................    14.48        5.54(b)             22,622      1.85(b)      1.85(b)(j)   (1.27)(b)     --
 Class N......................    14.48        5.54(b)              4,595      1.85(b)      1.85(b)(j)   (1.27)(b)     --
 Class Y......................    16.23        6.01(b)                  1      0.93(b)      0.93(b)(j)   (0.37)(b)     --
 For the Year Ended October
   31, 2003
 Class A......................    15.19       27.65                72,186      1.52         1.45        (0.65)        129
 Class B......................    13.70       26.85                11,552      2.26         2.12        (1.35)         --
 Class C......................    13.70       26.85                11,896      2.15         2.15        (1.36)         --
 Class H......................    13.74       27.10                27,032      1.90         1.90        (1.09)         --
 Class L......................    15.26       28.13               316,451      1.15         1.15        (0.34)         --
 Class M......................    13.72       27.04                23,523      1.90         1.90        (1.09)         --
 Class N......................    13.72       27.04                 4,499      1.90         1.90        (1.09)         --
 Class Y......................    15.31       28.22                     1      0.96         0.96        (0.17)         --
 For the Period February 19,
   2002 through October 31,
   2002
 Class A......................    11.90      (18.33)(d)             5,970      1.65(b)      1.45(b)     (0.44)(b)     107
 Class B......................    10.80      (18.67)(d)             1,698      2.32(b)      2.15(b)     (1.10)(b)      --
 Class C......................    10.80      (18.68)(d)             1,480      2.18(b)      2.15(b)     (1.13)(b)      --
 Class Y......................    11.94      (18.05)(d)                 1      0.90(b)      0.90(b)     (0.01)(b)      --
 For the Year Ended October
   31, 2002
 Class H......................    10.81      (16.95)               26,002      1.89         1.89        (1.03)        107
 Class L......................    11.91      (16.28)              274,683      1.14         1.14        (0.28)         --
 Class M......................    10.80      (16.90)               21,478      1.89         1.89        (1.03)         --
 Class N......................    10.80      (16.90)                4,340      1.89         1.89        (1.03)         --
 For the Two-Month Period
   Ended October 31, 2001
 Class H......................    13.02       (5.86)(d)            37,750      1.86(b)      1.86(b)     (1.09)(b)      13
 Class L......................    14.23       (5.70)(d)           385,620      1.11(b)      1.11(b)     (0.34)(b)      --
 Class M......................    13.00       (5.87)(d)            28,112      1.86(b)      1.86(b)     (1.09)(b)      --
 Class N......................    13.00       (5.87)(d)             6,911      1.86(b)      1.86(b)     (1.09)(b)      --
 For the Year Ended August 31,
   2001
 Class H......................    13.83      (25.59)               40,645      1.83         1.83        (0.91)        161
 Class L......................    15.09      (25.08)              416,544      1.08         1.08        (0.16)         --
 Class M......................    13.81      (25.58)               29,777      1.83         1.83        (0.91)         --
 Class N......................    13.81      (25.58)                7,557      1.83         1.83        (0.91)         --
 For the Year Ended August 31,
   2000
 Class H......................    22.30       31.68                56,771      1.82         1.82        (1.04)        165
 Class L......................    23.85       32.70               615,473      1.07         1.07        (0.29)         --
 Class M......................    22.27       31.59                38,264      1.82         1.82        (1.04)         --
 Class N......................    22.27       31.66                10,932      1.82         1.82        (1.04)         --
 For the Year Ended August 31,
   1999
 Class H......................    21.78       36.91                40,760      1.85         1.85        (0.83)        177
 Class L......................    22.81       37.88               551,551      1.10         1.10        (0.08)         --
 Class M......................    21.77       36.94                24,847      1.85         1.85        (0.83)         --
 Class N......................    21.76       36.87                 5,715      1.85         1.85        (0.83)         --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
 (g) Per share amounts have been calculated using average shares outstanding method.
(h) Expense ratio includes a practical waiver of 12b-1 fees.
 (i) This includes a tax return of capital of less than $0.01.
 (j) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.41%, 2.13%, 2.12%, 1.83%, 1.08%, 1.83%, 1.83% and 0.91% for classes A, B, C, H, L, M, N and Y, respectively.
 @@ The amount per share rounds to zero.

 HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                            SELECTED PER-SHARE DATA(A)
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD GROWTH
 OPPORTUNITIES FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $21.25       $(0.09)       $ 1.58       $    --        $   --          $   --
 Class B......................    18.91        (0.13)         1.38            --            --              --
 Class C......................    18.91        (0.13)         1.38            --            --              --
 Class H......................    18.99        (0.15)         1.44            --            --              --
 Class L......................    21.36        (0.08)         1.61            --            --              --
 Class M......................    18.97        (0.15)         1.43            --            --              --
 Class N......................    18.97        (0.14)         1.42            --            --              --
 Class Y......................    21.42        (0.06)         1.62            --            --              --
 Class Z......................    22.17        (0.05)         1.67            --            --              --
 For the Year Ended October
   31, 2003
 Class A......................    15.31        (0.07)         6.01            --            --              --
 Class B......................    13.71        (0.12)         5.32            --            --              --
 Class C......................    13.70        (0.09)         5.30            --            --              --
 Class H......................    13.73        (0.22)         5.48            --            --              --
 Class L......................    15.33        (0.10)         6.13            --            --              --
 Class M......................    13.71        (0.22)         5.48            --            --              --
 Class N......................    13.71        (0.22)         5.48            --            --              --
 Class Y......................    15.35        (0.07)         6.14            --            --              --
 Class Z......................    15.87        (0.06)         6.36            --            --              --
 For the Period February 19,
   2002 through October 31,
   2002
 Class A......................    19.80        (0.06)        (4.43)           --            --              --
 Class B......................    17.80        (0.10)        (3.99)           --            --              --
 Class C......................    17.80        (0.09)        (4.01)           --            --              --
 Class Y......................    19.80        (0.06)        (4.39)           --            --              --
 For the Year Ended October
   31, 2002
 Class H......................    17.36        (0.32)        (3.10)           --         (0.21)             --
 Class L......................    19.21        (0.13)        (3.54)           --         (0.21)             --
 Class M......................    17.33        (0.28)        (3.13)           --         (0.21)             --
 Class N......................    17.34        (0.34)        (3.08)           --         (0.21)             --
 Class Z......................    19.77         0.72         (4.41)           --         (0.21)             --
 For the Two-Month Period
   Ended October 31, 2001
 Class H......................    19.55        (0.11)        (2.08)           --            --              --
 Class L......................    21.62        (0.11)        (2.30)           --            --              --
 Class M......................    19.53        (0.12)        (2.08)           --            --              --
 Class N......................    19.53        (0.11)        (2.08)           --            --              --
 Class Z......................    22.24        (0.10)        (2.37)           --            --              --
 For the Year Ended August 31,
   2001
 Class H......................    42.35        (0.70)       (13.55)           --         (8.55)             --
 Class L......................    45.45        (0.30)       (14.98)           --         (8.55)             --
 Class M......................    42.31        (0.70)       (13.53)           --         (8.55)             --
 Class N......................    42.32        (0.71)       (13.53)           --         (8.55)             --
 Class Z......................    46.35        (0.15)       (15.41)           --         (8.55)             --
 For the Year Ended August 31,
   2000
 Class H......................    29.28        (0.30)        20.22            --         (6.85)             --
 Class L......................    30.80        (0.20)        21.70            --         (6.85)             --
 Class M......................    29.26        (0.30)        20.20            --         (6.85)             --
 Class N......................    29.26        (0.30)        20.21            --         (6.85)             --
 Class Z......................    31.23        (0.16)        22.13            --         (6.85)             --

                                                                RATIOS AND SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------------------
                                                                             RATIO OF     RATIO OF     RATIO OF
                                                                             EXPENSES     EXPENSES       NET
                                NET ASSET                      NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                VALUE AT                       AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                 END OF       TOTAL              PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                 PERIOD     RETURN(C)           (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ---------          ----------   ----------   ----------   ----------   ---------
THE HARTFORD GROWTH
 OPPORTUNITIES FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $22.74        7.01(b)%        $   43,154      1.44(b)%     1.44(b)(j)%   (1.00)(b)%     72%
 Class B......................    20.16        6.61(b)              9,239      2.19(b)      2.15(b)(j)   (1.71)(b)     --
 Class C......................    20.16        6.61(b)             10,371      2.07(b)      2.07(b)(j)   (1.63)(b)     --
 Class H......................    20.28        6.79(b)             42,863      1.85(b)      1.85(b)(j)   (1.41)(b)     --
 Class L......................    22.89        7.16(b)            518,693      1.10(b)      1.10(b)(j)   (0.66)(b)     --
 Class M......................    20.25        6.75(b)             23,770      1.85(b)      1.85(b)(j)   (1.41)(b)     --
 Class N......................    20.25        6.75(b)              5,100      1.85(b)      1.85(b)(j)   (1.41)(b)     --
 Class Y......................    22.98        7.28(b)                  1      0.94(b)      0.94(b)(j)   (0.50)(b)     --
 Class Z......................    23.79        7.31(b)             33,235      0.85(b)      0.85(b)(j)   (0.41)(b)     --
 For the Year Ended October
   31, 2003
 Class A......................    21.25       38.80                17,149      1.49         1.45        (0.88)        158
 Class B......................    18.91       37.93                 4,470      2.22         2.15        (1.58)         --
 Class C......................    18.91       38.03                 5,238      2.10         2.10        (1.54)         --
 Class H......................    18.99       38.31                45,121      1.85         1.85        (1.31)         --
 Class L......................    21.36       39.34               517,892      1.10         1.10        (0.56)         --
 Class M......................    18.97       38.36                24,361      1.85         1.85        (1.31)         --
 Class N......................    18.97       38.36                 4,773      1.85         1.85        (1.31)         --
 Class Y......................    21.42       39.54                     1      0.91         0.91        (0.38)         --
 Class Z......................    22.17       39.70                32,485      0.85         0.85        (0.31)         --
 For the Period February 19,
   2002 through October 31,
   2002
 Class A......................    15.31      (22.68)(d)             3,338      1.62(b)      1.45(b)     (0.92)(b)     182
 Class B......................    13.71      (22.99)(d)               777      2.30(b)      2.15(b)     (1.60)(b)      --
 Class C......................    13.70      (23.05)(d)               892      2.09(b)      2.09(b)     (1.56)(b)      --
 Class Y......................    15.35      (22.47)(d)                 1      0.89(b)      0.89(b)     (0.44)(b)      --
 For the Year Ended October
   31, 2002
 Class H......................    13.73      (19.99)               39,151      1.85         1.85        (1.42)        182
 Class L......................    15.33      (19.36)              412,454      1.10         1.10        (0.67)         --
 Class M......................    13.71      (19.97)               20,163      1.85         1.85        (1.42)         --
 Class N......................    13.71      (20.01)                4,172      1.85         1.85        (1.42)         --
 Class Z......................    15.87      (18.90)               26,842      0.84         0.84        (0.43)         --
 For the Two-Month Period
   Ended October 31, 2001
 Class H......................    17.36      (11.20)(d)            54,539      1.83(b)      1.83(b)     (1.27)(b)      28
 Class L......................    19.21      (11.15)(d)           593,267      1.08(b)      1.08(b)     (0.52)(b)      --
 Class M......................    17.33      (11.26)(d)            27,013      1.83(b)      1.83(b)     (1.27)(b)      --
 Class N......................    17.34      (11.21)(d)             6,131      1.83(b)      1.83(b)     (1.27)(b)      --
 Class Z......................    19.77      (11.11)(d)            94,961      0.83(b)      0.83(b)     (0.27)(b)      --
 For the Year Ended August 31,
   2001
 Class H......................    19.55      (38.91)               61,764      1.79         1.79        (1.15)        198
 Class L......................    21.62      (38.44)              681,941      1.04         1.04        (0.40)         --
 Class M......................    19.53      (38.90)               30,268      1.79         1.79        (1.15)         --
 Class N......................    19.53      (38.92)                6,866      1.79         1.79        (1.15)         --
 Class Z......................    22.24      (38.26)              110,221      0.79         0.79        (0.15)         --
 For the Year Ended August 31,
   2000
 Class H......................    42.35       80.72                97,410      1.79         1.79        (1.29)        140
 Class L......................    45.45       82.06             1,203,376      1.04         1.04        (0.54)         --
 Class M......................    42.31       80.70                43,250      1.79         1.79        (1.29)         --
 Class N......................    42.32       80.74                10,352      1.79         1.79        (1.29)         --
 Class Z......................    46.35       82.51               231,410      0.79         0.79        (0.29)         --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
 (g) Per share amounts have been calculated using average shares outstanding method.
(h) Expense ratio includes a practical waiver of 12b-1 fees.
 (i) This includes a tax return of capital of less than $0.01.
 (j) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.43%, 2.14%, 2.06%, 1.84%, 1.09%, 1.84%, 1.84%, 0.93% and 0.84% for classes A, B, C, H, L, M,
     N, Y and Z, respectively.
 @@ The amount per share rounds to zero.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                            SELECTED PER-SHARE DATA(A)
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD GROWTH
 OPPORTUNITIES FUND
 (CONTINUED)
 For the Year Ended August 31,
   1999
 Class H......................   $28.86       $(0.73)       $10.72       $    --        $(9.57)         $   --
 Class L......................    29.78        (0.13)        10.72            --         (9.57)             --
 Class M......................    28.85        (0.74)        10.72            --         (9.57)             --
 Class N......................    28.85        (0.74)        10.72            --         (9.57)             --
 Class Z......................    30.00        (0.06)        10.86            --         (9.57)             --
THE HARTFORD HIGH YIELD FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................     7.94         0.24          0.03         (0.24)           --              --
 Class B......................     7.93         0.22          0.01         (0.21)           --              --
 Class C......................     7.93         0.22          0.01         (0.21)           --              --
 Class Y......................     7.94         0.19          0.10         (0.26)           --              --
 For the Year Ended October
   31, 2003(g)
 Class A......................     6.73         0.60          1.26         (0.65)           --              --
 Class B......................     6.72         0.57          1.24         (0.60)           --              --
 Class C......................     6.72         0.55          1.26         (0.60)           --              --
 Class Y......................     6.73         0.65          1.24         (0.68)           --              --
 For the Year Ended October
   31, 2002(g)
 Class A......................     8.45         0.82         (1.78)        (0.76)           --              --
 Class B......................     8.43         0.80         (1.81)        (0.70)           --              --
 Class C......................     8.43         0.72         (1.73)        (0.70)           --              --
 Class Y......................     8.48         0.34         (1.30)        (0.79)           --              --
 For the Year Ended October
   31, 2001
 Class A......................     9.06         0.78         (0.61)        (0.78)           --              --
 Class B......................     9.05         0.72         (0.62)        (0.72)           --              --
 Class C......................     9.05         0.72         (0.62)        (0.72)           --              --
 Class Y......................     9.10         0.83         (0.63)        (0.82)           --              --
 For the Ten Months Ended
   October 31, 2000
 Class A......................     9.75         0.66         (0.69)        (0.66)           --              --
 Class B......................     9.74         0.62         (0.71)        (0.60)           --              --
 Class C......................     9.74         0.61         (0.70)        (0.60)           --              --
 Class Y......................     9.78         0.69         (0.69)        (0.68)           --              --
 For the Year Ended December
   31, 1999
 Class A......................    10.15         0.75         (0.40)        (0.75)           --              --
 Class B......................    10.14         0.68         (0.40)        (0.68)           --              --
 Class C......................    10.14         0.68         (0.40)        (0.68)           --              --
 Class Y......................    10.16         0.78         (0.39)        (0.77)           --              --
 From inception September 30,
   1998, through December 31,
   1998
 Class A......................    10.00         0.19          0.13         (0.17)           --              --
 Class B......................    10.00         0.16          0.14         (0.16)           --              --
 Class C......................    10.00         0.16          0.14         (0.16)           --              --
 Class Y......................    10.00         0.21          0.13         (0.18)           --              --

                                                                RATIOS AND SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------------------
                                                                             RATIO OF     RATIO OF     RATIO OF
                                                                             EXPENSES     EXPENSES       NET
                                NET ASSET                      NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                VALUE AT                       AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                 END OF       TOTAL              PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                 PERIOD     RETURN(C)           (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ---------          ----------   ----------   ----------   ----------   ---------
THE HARTFORD GROWTH
 OPPORTUNITIES FUND
 (CONTINUED)
 For the Year Ended August 31,
   1999
 Class H......................   $29.28       39.00%           $   50,547      1.81%        1.81%       (1.19)%       166%
 Class L......................    30.80       40.00               734,282      1.06         1.06        (0.44)         --
 Class M......................    29.26       38.98                20,236      1.81         1.81        (1.19)         --
 Class N......................    29.26       38.98                 4,629      1.81         1.81        (1.19)         --
 Class Z......................    31.23       40.49               119,548      0.81         0.81        (0.19)         --
THE HARTFORD HIGH YIELD FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................     7.97        3.33(b)            228,804      1.44(b)      1.40(b)      6.02(b)       42
 Class B......................     7.95        2.84(b)             69,565      2.17(b)      2.10(b)      5.32(b)       --
 Class C......................     7.95        2.86(b)             75,894      2.06(b)      2.06(b)      5.36(b)       --
 Class Y......................     7.97        3.62(b)                 15      0.91(b)      0.91(b)      6.75(b)       --
 For the Year Ended October
   31, 2003(g)
 Class A......................     7.94       28.69               213,377      1.49         1.40         7.98          54
 Class B......................     7.93       27.83                72,293      2.23         2.10         7.39          --
 Class C......................     7.93       27.84                77,968      2.10         2.10         7.31          --
 Class Y......................     7.94       29.27                     1      1.69         0.95         8.70          --
 For the Year Ended October
   31, 2002(g)
 Class A......................     6.73      (12.16)               95,760      1.55         1.40         9.48          22
 Class B......................     6.72      (12.70)               44,359      2.24         2.10         8.78          --
 Class C......................     6.72      (12.65)               40,611      2.10         2.10         8.78          --
 Class Y......................     6.73      (12.01)                    1      0.84         0.84        10.04          --
 For the Year Ended October
   31, 2001
 Class A......................     8.45        1.80                45,753      1.40         1.35         9.00          63
 Class B......................     8.43        0.99                16,922      2.08         2.08         8.28          --
 Class C......................     8.43        1.01                27,605      2.08         2.08         8.28          --
 Class Y......................     8.48        2.15                 4,223      0.88         0.88         9.48          --
 For the Ten Months Ended
   October 31, 2000
 Class A......................     9.06       (0.35)(d)            23,214      1.38(b)      1.33(b)      8.55(b)       57
 Class B......................     9.05       (0.92)(d)             7,929      2.04(b)      2.04(b)      7.84(b)       --
 Class C......................     9.05       (0.90)(d)             9,534      2.04(b)      2.04(b)      7.83(b)       --
 Class Y......................     9.10        0.02(d)              2,955      0.89(b)      0.89(b)      8.99(b)       --
 For the Year Ended December
   31, 1999
 Class A......................     9.75        3.47                17,465      1.41         1.36         7.74          53
 Class B......................     9.74        2.80                 7,436      2.08         2.08         7.03          --
 Class C......................     9.74        2.81                 8,573      2.09         2.09         7.01          --
 Class Y......................     9.78        3.98                 2,314      0.90         0.90         8.20          --
 From inception September 30,
   1998, through December 31,
   1998
 Class A......................    10.15        3.33(d)              8,507      1.58(b)      1.40(b)      7.06(b)       11
 Class B......................    10.14        3.09(d)              2,322      2.31(b)      2.10(b)      6.50(b)       --
 Class C......................    10.14        3.08(d)              2,278      2.31(b)      2.10(b)      6.49(b)       --
 Class Y......................    10.16        3.51(d)              1,034      1.17(b)      0.95(b)      7.48(b)       --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
 (g) Per share amounts have been calculated using average shares outstanding method.
(h) Expense ratio includes a practical waiver of 12b-1 fees.
 (i) This includes a tax return of capital of less than $0.01.
 @@ The amount per share rounds to zero.

 HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                            SELECTED PER-SHARE DATA(A)
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD INCOME FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $10.53       $ 0.28        $(0.07)      $ (0.26)       $   --          $   --
 Class B......................    10.53         0.26         (0.08)        (0.22)           --              --
 Class C......................    10.55         0.26         (0.08)        (0.22)           --              --
 From inception November 28,
   2003, through April 30,
   2004
 Class Y......................    10.54         0.24         (0.06)        (0.23)           --              --
 From inception October 31,
   2002, through October 31,
   2003
 Class A......................    10.00         0.52          0.54         (0.53)           --              --
 Class B......................    10.00         0.44          0.54         (0.45)           --              --
 Class C......................    10.00         0.44          0.56         (0.45)           --              --
THE HARTFORD INFLATION PLUS
 FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................    10.63         0.12         (0.04)        (0.13)        (0.04)             --
 Class B......................    10.64         0.08         (0.05)        (0.09)        (0.04)             --
 Class C......................    10.63         0.08         (0.04)        (0.09)        (0.04)             --
 From inception November 28,
   2003, through April 30,
   2004
 Class Y......................    10.57         0.12         (0.03)        (0.12)           --              --
 From inception October 31,
   2002, through October 31,
   2003
 Class A......................    10.00         0.27          0.62         (0.26)           --              --
 Class B......................    10.00         0.21          0.63         (0.20)           --              --
 Class C......................    10.00         0.20          0.63         (0.20)           --              --
THE HARTFORD INTERNATIONAL
 CAPITAL APPRECIATION FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................     9.62        (0.03)         1.27            --         (0.05)             --
 Class B......................     9.46        (0.05)         1.23            --         (0.05)             --
 Class C......................     9.46        (0.05)         1.24            --         (0.05)             --
 Class Y......................     9.69        (0.02)         1.29            --         (0.05)             --
 For the Year Ended October
   31, 2003
 Class A......................     6.93        (0.02)         2.72         (0.01)           --              --
 Class B......................     6.86        (0.04)         2.64            --            --              --
 Class C......................     6.86        (0.04)         2.64            --            --              --
 Class Y......................     6.98         0.01          2.74         (0.04)           --              --
 For the Year Ended October
   31, 2002(g)
 Class A......................     7.62         0.02         (0.71)           --            --              --
 Class B......................     7.59        (0.03)        (0.70)           --            --              --
 Class C......................     7.59        (0.03)        (0.70)           --            --              --
 Class Y......................     7.63         0.07         (0.72)           --            --              --
 From inception April 30,
   2001, through October 31,
   2001
 Class A......................    10.00           --         (2.38)           --            --              --
 Class B......................    10.00        (0.03)        (2.38)           --            --              --
 Class C......................    10.00        (0.02)        (2.39)           --            --              --
 Class Y......................    10.00         0.02         (2.39)           --            --              --

                                                                RATIOS AND SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------------------
                                                                             RATIO OF     RATIO OF     RATIO OF
                                                                             EXPENSES     EXPENSES       NET
                                NET ASSET                      NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                VALUE AT                       AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                 END OF       TOTAL              PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                 PERIOD     RETURN(C)           (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ---------          ----------   ----------   ----------   ----------   ---------
THE HARTFORD INCOME FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $10.48        1.97(b)%        $   24,694      1.25(b)%     1.00(b)%     4.64(b)%     112%
 Class B......................    10.49        1.71(b)              4,770      2.05(b)      1.70(b)      3.93(b)       --
 Class C......................    10.51        1.71(b)              5,282      1.90(b)      1.70(b)      3.93(b)       --
 From inception November 28,
   2003, through April 30,
   2004
 Class Y......................    10.49        1.65(d)                 10      0.72(b)      0.70(b)      4.91(b)       --
 From inception October 31,
   2002, through October 31,
   2003
 Class A......................    10.53       10.79                15,836      1.54(b)      1.00(b)      5.06(b)      124
 Class B......................    10.53       10.01                 4,705      2.31(b)      1.70(b)      4.31(b)       --
 Class C......................    10.55       10.22                 5,050      2.17(b)      1.70(b)      4.28(b)       --
THE HARTFORD INFLATION PLUS
 FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................    10.54        0.73(b)            251,646      1.25(b)      1.00(b)      2.43(b)       31
 Class B......................    10.54        0.28(b)             87,007      1.99(b)      1.70(b)      1.54(b)       --
 Class C......................    10.54        0.38(b)            266,310      1.88(b)      1.70(b)      1.71(b)       --
 From inception November 28,
   2003, through April 30,
   2004
 Class Y......................    10.54        0.86(d)                 16      0.75(b)      0.70(b)      2.41(b)       --
 From inception October 31,
   2002, through October 31,
   2003
 Class A......................    10.63        9.02               142,992      1.34(b)      1.00(b)      2.63(b)       23
 Class B......................    10.64        8.41                67,986      2.09(b)      1.70(b)      1.98(b)       --
 Class C......................    10.63        8.31               160,253      1.95(b)      1.70(b)      1.97(b)       --
THE HARTFORD INTERNATIONAL
 CAPITAL APPRECIATION FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................    10.81       12.99(b)             31,972      1.96(b)      1.65(b)(j)   (0.70)(b)    123
 Class B......................    10.59       12.57(b)              5,030      2.69(b)      2.35(b)(j)   (1.38)(b)     --
 Class C......................    10.60       12.68(b)              7,241      2.58(b)      2.35(b)(j)   (1.37)(b)     --
 Class Y......................    10.91       13.21(b)                331      1.43(b)      1.20(b)(j)   (0.35)(b)     --
 For the Year Ended October
   31, 2003
 Class A......................     9.62       38.95                11,362      2.36         1.65        (0.35)        281
 Class B......................     9.46       37.90                 2,148      3.08         2.35        (1.04)         --
 Class C......................     9.46       37.90                 2,285      2.95         2.35        (1.01)         --
 Class Y......................     9.69       39.57                   292      1.80         1.20         0.16          --
 For the Year Ended October
   31, 2002(g)
 Class A......................     6.93       (9.06)                4,666      2.98         1.65         0.34         330
 Class B......................     6.86       (9.62)                  813      3.69         2.35        (0.42)         --
 Class C......................     6.86       (9.62)                  826      3.55         2.35        (0.34)         --
 Class Y......................     6.98       (8.52)                  209      2.19         1.20         0.79          --
 From inception April 30,
   2001, through October 31,
   2001
 Class A......................     7.62      (23.80)(d)             2,579      2.64(b)      1.65(b)     (0.09)(b)     135
 Class B......................     7.59      (24.10)(d)               327      3.35(b)      2.35(b)     (0.79)(b)      --
 Class C......................     7.59      (24.10)(d)               316      3.32(b)      2.35(b)     (0.79)(b)      --
 Class Y......................     7.63      (23.70)(d)               229      2.10(b)      1.20(b)      0.36(b)       --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
 (g) Per share amounts have been calculated using average shares outstanding method.
(h) Expense ratio includes a practical waiver of 12b-1 fees.
 (i) This includes a tax return of capital of less than $0.01.
 (j) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.64%, 2.34%, 2.34% and 1.19% for classes A, B, C and Y, respectively.
 @@ The amount per share rounds to zero.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                            SELECTED PER-SHARE DATA(A)
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD INTERNATIONAL
 OPPORTUNITIES FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $ 9.66       $ 0.01        $ 1.00       $    @@        $   --          $   --
 Class B......................     9.22        (0.02)         0.95            --            --              --
 Class C......................     9.16        (0.02)         0.96            --            --              --
 Class Y......................     9.91         0.04          1.03         (0.05)           --              --
 For the Year Ended October
   31, 2003
 Class A......................     8.03         0.02          1.61            --            --              --
 Class B......................     7.71        (0.04)         1.55            --            --              --
 Class C......................     7.67        (0.04)         1.53            --            --              --
 Class Y......................     8.19         0.06          1.66            --            --              --
 For the Year Ended October
   31, 2002(g)
 Class A......................     9.33         0.03         (1.33)           --            --              --
 Class B......................     9.04        (0.08)        (1.25)           --            --              --
 Class C......................     8.99        (0.05)        (1.27)           --            --              --
 Class Y......................     9.49         0.02         (1.32)           --            --              --
 For the Year Ended October
   31, 2001
 Class A......................    13.03         0.05         (3.14)           --         (0.61)             --
 Class B......................    12.74        (0.04)        (3.05)           --         (0.61)             --
 Class C......................    12.68        (0.03)        (3.05)           --         (0.61)             --
 Class Y......................    13.19         0.09         (3.18)           --         (0.61)             --
 For the Ten Months Ended
   October 31, 2000
 Class A......................    15.43         0.08         (2.42)        (0.01)        (0.05)             --
 Class B......................    15.17         0.01         (2.39)           --         (0.05)             --
 Class C......................    15.10         0.07         (2.44)           --         (0.05)             --
 Class Y......................    15.56         0.12         (2.43)        (0.01)        (0.05)             --
 For the Year Ended December
   31, 1999
 Class A......................    11.89         0.06          4.46         (0.15)        (0.83)             --
 Class B......................    11.73         0.01          4.32         (0.06)        (0.83)             --
 Class C......................    11.74(f)     (0.02)(f)      4.33(f)      (0.12)(f)     (0.83)(f)          --
 Class Y......................    11.97         0.09          4.51         (0.18)        (0.83)             --
 For the Year Ended December
   31, 1998
 Class A......................    10.58         0.07          1.26         (0.02)           --              --
 Class B......................    10.49         0.01          1.23            --            --              --
 Class Y......................    10.62         0.12          1.27         (0.04)           --              --
 From inception August 1,
   1998, through December 31,
   1998
 Class C......................    12.26(f)     (0.01)(f)     (0.48)(f)     (0.03)(f)        --              --

                                                                RATIOS AND SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------------------
                                                                             RATIO OF     RATIO OF     RATIO OF
                                                                             EXPENSES     EXPENSES       NET
                                NET ASSET                      NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                VALUE AT                       AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                 END OF       TOTAL              PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                 PERIOD     RETURN(C)           (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ---------          ----------   ----------   ----------   ----------   ---------
THE HARTFORD INTERNATIONAL
 OPPORTUNITIES FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $10.67       10.50(b)%        $   84,912      1.64(b)%     1.64(b)(j)%    0.21(b)%     83%
 Class B......................    10.15       10.09(b)             22,808      2.35(b)      2.35(b)(j)   (0.52)(b)     --
 Class C......................    10.10       10.26(b)             16,073      2.27(b)      2.27(b)(j)   (0.44)(b)     --
 Class Y......................    10.93       10.79(b)              5,885      1.11(b)      1.11(b)(j)    0.65(b)      --
 For the Year Ended October
   31, 2003
 Class A......................     9.66       20.30                69,153      1.72         1.65         0.25         138
 Class B......................     9.22       19.58                20,459      2.45         2.35        (0.46)         --
 Class C......................     9.16       19.43                14,790      2.35         2.35        (0.45)         --
 Class Y......................     9.91       21.00                 6,058      1.13         1.13         0.77          --
 For the Year Ended October
   31, 2002(g)
 Class A......................     8.03      (13.93)               66,775      1.82         1.65         0.34         175
 Class B......................     7.71      (14.71)               18,668      2.50         2.35        (0.79)         --
 Class C......................     7.67      (14.68)               13,438      2.40         2.35        (0.64)         --
 Class Y......................     8.19      (13.70)                4,543      1.13         1.13         0.31          --
 For the Year Ended October
   31, 2001
 Class A......................     9.33      (24.87)               72,326      1.61         1.56         0.47         158
 Class B......................     9.04      (25.46)               18,798      2.30         2.30        (0.28)         --
 Class C......................     8.99      (25.51)               18,523      2.28         2.28        (0.25)         --
 Class Y......................     9.49      (24.56)               17,092      1.06         1.06         0.97          --
 For the Ten Months Ended
   October 31, 2000
 Class A......................    13.03      (15.18)(d)            89,309      1.60(b)      1.55(b)      0.64(b)      121
 Class B......................    12.74      (15.70)(d)            25,872      2.29(b)      2.29(b)     (0.09)(b)      --
 Class C......................    12.68      (15.70)(d)            26,912      2.27(b)      2.27(b)     (0.07)(b)      --
 Class Y......................    13.19      (14.91)(d)            22,454      1.06(b)      1.06(b)      1.13(b)       --
 For the Year Ended December
   31, 1999
 Class A......................    15.43       39.13                63,281      1.61         1.56         0.61         128
 Class B......................    15.17       38.11                22,835      2.26         2.26        (0.09)         --
 Class C......................    15.10(f)    37.98                13,514      2.31         2.31        (0.13)         --
 Class Y......................    15.56       39.63                25,403      1.11         1.11         1.07          --
 For the Year Ended December
   31, 1998
 Class A......................    11.89       12.53                32,014      1.89         1.65         0.69         149
 Class B......................    11.73       11.82                11,767      2.56         2.35         0.01          --
 Class Y......................    11.97       13.11                10,860      1.36         1.20         1.17          --
 From inception August 1,
   1998, through December 31,
   1998
 Class C......................    11.74(f)    (4.05)(d)             1,379      2.83(b)      2.35(b)     (0.71)(b)      --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
 (g) Per share amounts have been calculated using average shares outstanding method.
(h) Expense ratio includes a practical waiver of 12b-1 fees.
 (i) This includes a tax return of capital of less than $0.01.
 (j) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.63%, 2.34%, 2.26% and 1.10% for classes A, B, C and Y, respectively.
 @@ The amount per share rounds to zero.

 HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                            SELECTED PER-SHARE DATA(A)
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD INTERNATIONAL
 SMALL COMPANY FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $12.93       $ 0.01        $ 1.49       $    @@        $(0.87)         $   --
 Class B......................    12.82           --          1.45            --         (0.87)             --
 Class C......................    12.72         0.01          1.42            --         (0.87)             --
 Class Y......................    13.02         0.06          1.48         (0.05)        (0.87)             --
 For the Year Ended October
   31, 2003(g)
 Class A......................     8.37         0.07          4.51         (0.02)           --              --
 Class B......................     8.34         0.01          4.47            --            --              --
 Class C......................     8.28         0.01          4.43            --            --              --
 Class Y......................     8.43         0.09          4.56         (0.06)           --              --
 For the Year Ended October
   31, 2002(g)
 Class A......................     8.82         0.03         (0.48)           --            --              --
 Class B......................     8.81        (0.02)        (0.45)           --            --              --
 Class C......................     8.78        (0.03)        (0.47)           --            --              --
 Class Y......................     8.84         0.09         (0.50)           --            --              --
 From inception April 30,
   2001, through October 31,
   2001
 Class A......................    10.00         0.04         (1.22)           --            --              --
 Class B......................    10.00           --         (1.19)           --            --              --
 Class C......................    10.00         0.01         (1.23)           --            --              --
 Class Y......................    10.00         0.06         (1.22)           --            --              --

                                                                   RATIOS AND SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------------------------
                                                                           RATIO OF     RATIO OF          RATIO OF
                                                                           EXPENSES     EXPENSES            NET
                                NET ASSET                    NET ASSETS   TO AVERAGE   TO AVERAGE        INVESTMENT
                                VALUE AT                     AT END OF    NET ASSETS   NET ASSETS          INCOME        PORTFOLIO
                                 END OF       TOTAL            PERIOD       BEFORE       AFTER           TO AVERAGE      TURNOVER
                                 PERIOD     RETURN(C)         (000'S)      WAIVERS      WAIVERS          NET ASSETS       RATE(E)
                                ---------   ---------        ----------   ----------   ----------        ----------      ---------
THE HARTFORD INTERNATIONAL
 SMALL COMPANY FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $13.56       12.39(b)%      $   22,501      2.06(b)%     1.65(b)(j)%       0.66(b)%         81%
 Class B......................    13.40       12.04(b)            3,252      2.80(b)      2.35(b)(j)       (0.12)(b)         --
 Class C......................    13.28       11.98(b)            8,428      2.70(b)      2.35(b)(j)        0.12(b)          --
 Class Y......................    13.64       12.62(b)           34,759      1.51(b)      1.20(b)(j)        0.96(b)          --
 For the Year Ended October
   31, 2003(g)
 Class A......................    12.93       54.76              12,320      2.36         1.65              0.72            166
 Class B......................    12.82       53.72               2,237      3.09         2.35              0.03             --
 Class C......................    12.72       53.62               3,004      2.96         2.35             (0.03)            --
 Class Y......................    13.02       55.47              25,154      1.64         1.20              0.93             --
 For the Year Ended October
   31, 2002(g)
 Class A......................     8.37       (5.10)              4,598      3.09         1.65              0.44            194
 Class B......................     8.34       (5.34)                926      3.81         2.35             (0.26)            --
 Class C......................     8.28       (5.70)                859      3.53         2.35             (0.26)            --
 Class Y......................     8.43       (4.64)                969      1.91         1.20              0.89             --
 From inception April 30,
   2001, through October 31,
   2001
 Class A......................     8.82      (11.80)(d)           2,156      3.46(b)      1.65(b)           0.86(b)         128
 Class B......................     8.81      (11.90)(d)             275      4.12(b)      2.35(b)           0.16(b)          --
 Class C......................     8.78      (12.20)(d)             425      4.12(b)      2.35(b)           0.16(b)          --
 Class Y......................     8.84      (11.60)(d)             265      2.92(b)      1.20(b)           1.31(b)          --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g) Per share amounts have been calculated using average shares outstanding method.
(h) Expense ratio includes a practical waiver of 12b-1 fees.
(i) This includes a tax return of capital of less than $0.01.
(j) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.65%, 2.35%, 2.35% and 1.20% for classes A, B, C and Y, respectively.
 @@ The amount per share rounds to zero.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                            SELECTED PER-SHARE DATA(A)
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD MIDCAP FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $20.58       $(0.06)       $ 0.97       $    --        $   --          $   --
 Class B......................    19.68        (0.13)         0.93            --            --              --
 Class C......................    19.71        (0.12)         0.93            --            --              --
 Class Y......................    21.21           --          1.00            --            --              --
 For the Year Ended October
   31, 2003
 Class A......................    15.50        (0.08)         5.16            --            --              --
 Class B......................    14.93        (0.20)         4.95            --            --              --
 Class C......................    14.94        (0.18)         4.95            --            --              --
 Class Y......................    15.88           --          5.33            --            --              --
 For the Year Ended October
   31, 2002(g)
 Class A......................    16.57        (0.10)        (0.97)           --            --              --
 Class B......................    16.07        (0.21)        (0.93)           --            --              --
 Class C......................    16.08        (0.21)        (0.93)           --            --              --
 Class Y......................    16.89        (0.02)        (0.99)           --            --              --
 For the Year Ended October
   31, 2001
 Class A......................    22.42        (0.03)        (3.89)           --         (1.93)             --
 Class B......................    21.96        (0.09)        (3.87)           --         (1.93)             --
 Class C......................    21.96        (0.12)        (3.83)           --         (1.93)             --
 Class Y......................    22.72           --         (3.90)           --         (1.93)             --
 For the Ten Months Ended
   October 31, 2000
 Class A......................    17.78        (0.03)         5.37            --         (0.70)             --
 Class B......................    17.54        (0.07)         5.19            --         (0.70)             --
 Class C......................    17.53        (0.10)         5.23            --         (0.70)             --
 Class Y......................    17.94        (0.01)         5.49            --         (0.70)             --
 For the Year Ended December
   31, 1999
 Class A......................    12.30        (0.03)         6.08            --         (0.57)             --
 Class B......................    12.22        (0.03)         5.92            --         (0.57)             --
 Class C......................    12.21(f)     (0.04)(f)      5.93(f)         --         (0.57)(f)          --
 Class Y......................    12.35        (0.02)         6.18            --         (0.57)             --
 For the Year Ended December
   31, 1998
 Class A......................    10.00        (0.05)         2.35            --            --              --
 Class B......................    10.00        (0.10)         2.32            --            --              --
 Class Y......................    10.00        (0.02)         2.37            --            --              --
 From inception August 1,
   1998, through December 31,
   1998
 Class C......................    11.23(f)     (0.03)(f)      1.01(f)         --            --              --

                                                                RATIOS AND SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------------------
                                                                             RATIO OF     RATIO OF     RATIO OF
                                                                             EXPENSES     EXPENSES       NET
                                NET ASSET                      NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                VALUE AT                       AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                 END OF       TOTAL              PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                 PERIOD     RETURN(C)           (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ---------          ----------   ----------   ----------   ----------   ---------
THE HARTFORD MIDCAP FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $21.49        4.42(b)%        $1,520,853      1.43(b)%     1.43(b)(j)%   (0.56)(b)%     26%
 Class B......................    20.48        4.06(b)            435,221      2.17(b)      2.17(b)(j)   (1.29)(b)     --
 Class C......................    20.52        4.11(b)            488,272      2.06(b)      2.06(b)(j)   (1.18)(b)     --
 Class Y......................    22.21        4.72(b)             90,666      0.89(b)      0.89(b)(j)   (0.02)(b)     --
 For the Year Ended October
   31, 2003
 Class A......................    20.58       32.77             1,413,021      1.50         1.48        (0.58)         70
 Class B......................    19.68       31.82               424,959      2.23         2.20        (1.30)         --
 Class C......................    19.71       31.93               477,891      2.10         2.10        (1.21)         --
 Class Y......................    21.21       33.56                83,996      0.90         0.90        (0.01)         --
 For the Year Ended October
   31, 2002(g)
 Class A......................    15.50       (6.46)              704,238      1.56         1.45        (0.65)        109
 Class B......................    14.93       (7.09)              266,650      2.24         2.15        (1.35)         --
 Class C......................    14.94       (7.09)              275,305      2.12         2.12        (1.31)         --
 Class Y......................    15.88       (5.98)               27,319      0.92         0.92        (0.08)         --
 For the Year Ended October
   31, 2001
 Class A......................    16.57      (18.94)              612,750      1.43         1.38        (0.53)        116
 Class B......................    16.07      (19.58)              265,683      2.11         2.11        (1.28)         --
 Class C......................    16.08      (19.53)              285,908      2.09         2.09        (1.24)         --
 Class Y......................    16.89      (18.58)               52,576      0.88         0.88        (0.03)         --
 For the Ten Months Ended
   October 31, 2000
 Class A......................    22.42       30.50(d)            425,686      1.48(b)      1.43(b)     (0.80)(b)     110
 Class B......................    21.96       29.72(d)            185,830      2.15(b)      2.15(b)     (1.52)(b)      --
 Class C......................    21.96       29.72(d)            217,965      2.14(b)      2.14(b)     (1.51)(b)      --
 Class Y......................    22.72       31.01(d)             62,343      0.96(b)      0.96(b)     (0.33)(b)      --
 For the Year Ended December
   31, 1999
 Class A......................    17.78       50.17               118,194      1.51         1.45        (0.79)        123
 Class B......................    17.54       49.10                50,301      2.17         2.15        (1.48)         --
 Class C......................    17.53(f)    49.22                48,310      2.22         2.15        (1.48)         --
 Class Y......................    17.94       50.87                17,997      0.97         0.97        (0.31)         --
 For the Year Ended December
   31, 1998
 Class A......................    12.30       23.12                24,294      1.62         1.45        (0.78)        139
 Class B......................    12.22       22.32                 8,403      2.31         2.15        (1.48)         --
 Class Y......................    12.35       23.62                 3,750      1.12         1.00        (0.33)         --
 From inception August 1,
   1998, through December 31,
   1998
 Class C......................    12.21(f)     8.70(d)              1,077      2.57(b)      2.15(b)     (1.45)(b)      --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
 (g) Per share amounts have been calculated using average shares outstanding method.
(h) Expense ratio includes a practical waiver of 12b-1 fees.
 (i) This includes a tax return of capital of less than $0.01.
 (j) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.43%, 2.17%, 2.06% and 0.89% for classes A, B, C and Y, respectively.
 @@ The amount per share rounds to zero.

 HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                            SELECTED PER-SHARE DATA(A)
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD MIDCAP VALUE FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $11.32       $(0.02)       $ 0.91       $    --        $   --          $   --
 Class B......................    11.12        (0.06)         0.90            --            --              --
 Class C......................    11.13        (0.06)         0.90            --            --              --
 Class Y......................    11.46           --          0.94            --            --              --
 For the Year Ended October
   31, 2003(g)
 Class A......................     8.34        (0.03)         3.01            --            --              --
 Class B......................     8.25        (0.09)         2.96            --            --              --
 Class C......................     8.25        (0.09)         2.97            --            --              --
 Class Y......................     8.39         0.02          3.05            --            --              --
 For the Year Ended October
   31, 2002(g)
 Class A......................     8.48        (0.02)        (0.12)           --            --              --
 Class B......................     8.46        (0.09)        (0.12)           --            --              --
 Class C......................     8.46        (0.09)        (0.12)           --            --              --
 Class Y......................     8.50         0.01         (0.12)           --            --              --
 From inception April 30,
   2001, through October 31,
   2001
 Class A......................    10.00        (0.01)        (1.51)           --            --              --
 Class B......................    10.00        (0.02)        (1.52)           --            --              --
 Class C......................    10.00        (0.02)        (1.52)           --            --              --
 Class Y......................    10.00        (0.01)        (1.49)           --            --              --

                                                                RATIOS AND SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------------------
                                                                             RATIO OF     RATIO OF     RATIO OF
                                                                             EXPENSES     EXPENSES       NET
                                NET ASSET                      NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                VALUE AT                       AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                 END OF       TOTAL              PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                 PERIOD     RETURN(C)           (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ---------          ----------   ----------   ----------   ----------   ---------
THE HARTFORD MIDCAP VALUE FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $12.21        7.86(b)%        $  252,792      1.53(b)%     1.45(b)(j)%   (0.45)(b)%     21%
 Class B......................    11.96        7.55(b)             56,073      2.26(b)      2.15(b)(j)   (1.15)(b)     --
 Class C......................    11.97        7.55(b)             64,242      2.16(b)      2.15(b)(j)   (1.15)(b)     --
 Class Y......................    12.40        8.20(b)                 31      1.01(b)      1.00(b)(j)      --(b)      --
 For the Year Ended October
   31, 2003(g)
 Class A......................    11.32       35.73               155,614      1.60         1.45        (0.35)         56
 Class B......................    11.12       34.79                42,407      2.33         2.15        (1.05)         --
 Class C......................    11.13       34.91                49,566      2.20         2.15        (1.05)         --
 Class Y......................    11.46       36.59                    29      1.03         1.00         0.16          --
 For the Year Ended October
   31, 2002(g)
 Class A......................     8.34       (1.65)               94,532      1.68         1.45        (0.23)         40
 Class B......................     8.25       (2.48)               26,556      2.38         2.15        (0.95)         --
 Class C......................     8.25       (2.48)               32,274      2.27         2.15        (0.96)         --
 Class Y......................     8.39       (1.29)                  252      1.02         1.00         0.23          --
 From inception April 30,
   2001, through October 31,
   2001
 Class A......................     8.48      (15.20)(d)            26,812      1.69(b)      1.40(b)     (0.20)(b)      28
 Class B......................     8.46      (15.40)(d)             7,158      2.38(b)      2.10(b)     (0.90)(b)      --
 Class C......................     8.46      (15.40)(d)             8,975      2.37(b)      2.10(b)     (0.90)(b)      --
 Class Y......................     8.50      (15.00)(d)               255      1.11(b)      0.95(b)      0.25(b)       --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
 (g) Per share amounts have been calculated using average shares outstanding method.
(h) Expense ratio includes a practical waiver of 12b-1 fees.
 (i) This includes a tax return of capital of less than $0.01.
 (j) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.45%, 2.15%, 2.15% and 1.00% for classes A, B, C and Y, respectively.
 @@ The amount per share rounds to zero.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                            SELECTED PER-SHARE DATA(A)
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD MONEY MARKET FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $ 1.00       $0.001        $   --       $(0.001)       $   --          $   --
 Class B......................     1.00           --            --            --            --              --
 Class C......................     1.00           --            --            --            --              --
 Class Y......................     1.00        0.003            --        (0.003)           --              --
 For the Year Ended October
   31, 2003
 Class A......................     1.00        0.003            --        (0.003)           --              --
 Class B......................     1.00           --            --            --            --              --
 Class C......................     1.00           --            --            --            --              --
 Class Y......................     1.00        0.008            --        (0.008)           --              --
 For the Year Ended October
   31, 2002(g)
 Class A......................     1.00        0.011            --        (0.011)           --              --
 Class B......................     1.00        0.004            --        (0.004)           --              --
 Class C......................     1.00        0.004            --        (0.004)           --              --
 Class Y......................     1.00        0.017            --        (0.017)           --              --
 For the Year Ended October
   31, 2001
 Class A......................     1.00         0.04            --         (0.04)           --              --
 Class B......................     1.00         0.03            --         (0.03)           --              --
 Class C......................     1.00         0.03            --         (0.03)           --              --
 Class Y......................     1.00         0.04            --         (0.04)           --              --
 For the Ten Months Ended
   October 31, 2000
 Class A......................     1.00         0.04            --         (0.04)           --              --
 Class B......................     1.00         0.04            --         (0.04)           --              --
 Class C......................     1.00         0.04            --         (0.04)           --              --
 Class Y......................     1.00         0.05            --         (0.05)           --              --
 For the Year Ended December
   31, 1999
 Class A......................     1.00         0.04            --         (0.04)           --              --
 Class B......................     1.00         0.04            --         (0.04)           --              --
 Class C......................     1.00         0.04            --         (0.04)           --              --
 Class Y......................     1.00         0.05            --         (0.05)           --              --
 For the Year Ended December
   31, 1998
 Class A......................     1.00         0.05            --         (0.05)           --              --
 Class B......................     1.00         0.04            --         (0.04)           --              --
 Class Y......................     1.00         0.05            --         (0.05)           --              --
 From inception August 1,
   1998, through December 31,
   1998
 Class C......................     1.00         0.02            --         (0.02)           --              --
THE HARTFORD SHORT DURATION
 FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................    10.14         0.16         (0.05)        (0.16)           --              --
 Class B......................    10.14         0.12         (0.05)        (0.12)           --              --
 Class C......................    10.14         0.12         (0.05)        (0.12)           --              --
 From inception November 28,
   2003, through April 30,
   2004
 Class Y......................    10.11         0.14         (0.02)        (0.14)           --              --
 From inception October 31,
   2002, through October 31,
   2003
 Class A......................    10.00         0.30          0.14         (0.30)           --              --
 Class B......................    10.00         0.23          0.14         (0.23)           --              --
 Class C......................    10.00         0.23          0.14         (0.23)           --              --

                                                                RATIOS AND SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------------------
                                                                             RATIO OF     RATIO OF     RATIO OF
                                                                             EXPENSES     EXPENSES       NET
                                NET ASSET                      NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                VALUE AT                       AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                 END OF       TOTAL              PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                 PERIOD     RETURN(C)           (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ---------          ----------   ----------   ----------   ----------   ---------
THE HARTFORD MONEY MARKET FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $ 1.00        0.08(b)%        $  214,791      1.20(b)%     1.00(b)%     0.15(b)%     N/A
 Class B......................     1.00        0.00(b)             48,560      1.94(b)      1.16(b)(h)      --(b)      --
 Class C......................     1.00        0.00(b)             25,956      1.82(b)      1.15(b)(h)      --(b)      --
 Class Y......................     1.00        0.30(b)              1,012      0.65(b)      0.55(b)      0.60(b)       --
 For the Year Ended October
   31, 2003
 Class A......................     1.00        0.32               246,199      1.28         1.00         0.33         N/A
 Class B......................     1.00        0.00                67,732      2.01         1.33(h)      0.01          --
 Class C......................     1.00        0.00                29,955      1.89         1.36(h)      0.01          --
 Class Y......................     1.00        0.78                 1,162      0.68         0.55         0.84          --
 For the Year Ended October
   31, 2002(g)
 Class A......................     1.00        1.09               302,862      1.30         1.00         1.06         N/A
 Class B......................     1.00        0.43                99,048      1.96         1.70         0.37          --
 Class C......................     1.00        0.42                65,894      1.82         1.70         0.37          --
 Class Y......................     1.00        1.72                 2,815      0.62         0.55         1.51          --
 For the Year Ended October
   31, 2001
 Class A......................     1.00        4.02                86,748      1.19         1.00         3.63         N/A
 Class B......................     1.00        3.31                48,998      1.85         1.70         2.93          --
 Class C......................     1.00        3.31                53,873      1.82         1.70         2.93          --
 Class Y......................     1.00        4.49                33,309      0.61         0.55         4.08          --
 For the Ten Months Ended
   October 31, 2000
 Class A......................     1.00        4.54(d)             43,897      1.20(b)      1.00(b)      5.35(b)      N/A
 Class B......................     1.00        3.94(d)             14,974      1.85(b)      1.70(b)      4.65(b)       --
 Class C......................     1.00        3.93(d)              6,842      1.85(b)      1.70(b)      4.65(b)       --
 Class Y......................     1.00        4.94(d)             18,325      0.65(b)      0.55(b)      5.80(b)       --
 For the Year Ended December
   31, 1999
 Class A......................     1.00        4.32                44,663      1.15         1.00         4.25         N/A
 Class B......................     1.00        3.59                25,762      1.81         1.70         3.55          --
 Class C......................     1.00        3.59                 9,904      1.84         1.70         3.56          --
 Class Y......................     1.00        4.80                 8,953      0.64         0.55         4.70          --
 For the Year Ended December
   31, 1998
 Class A......................     1.00        4.69                29,424      1.25         1.00         4.57         N/A
 Class B......................     1.00        3.97                11,936      1.86         1.70         3.83          --
 Class Y......................     1.00        5.16                 5,320      0.71         0.55         4.99          --
 From inception August 1,
   1998, through December 31,
   1998
 Class C......................     1.00        1.58(d)              1,203      2.02(b)      1.70(b)      3.57(b)       --
THE HARTFORD SHORT DURATION
 FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................    10.09        1.07(b)             35,083      1.25(b)      0.95(b)      3.06(b)       68%
 Class B......................    10.09        0.71(b)             11,016      1.98(b)      1.65(b)      2.35(b)       --
 Class C......................    10.09        0.71(b)             34,318      1.86(b)      1.65(b)      2.35(b)       --
 From inception November 28,
   2003, through April 30,
   2004
 Class Y......................    10.09        1.22(d)                 10      0.70(b)      0.65(b)      3.38(b)       --
 From inception October 31,
   2002, through October 31,
   2003
 Class A......................    10.14        4.48                32,753      1.34(b)      0.95(b)      3.14(b)      113
 Class B......................    10.14        3.77                10,206      2.09(b)      1.65(b)      2.46(b)       --
 Class C......................    10.14        3.77                30,660      1.96(b)      1.65(b)      2.44(b)       --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
 (g) Per share amounts have been calculated using average shares outstanding method.
(h) Expense ratio includes a practical waiver of 12b-1 fees.
 (i) This includes a tax return of capital of less than $0.01.
 @@ The amount per share rounds to zero.

 HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                            SELECTED PER-SHARE DATA(A)
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD SMALL COMPANY
 FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $14.28       $(0.09)       $ 0.86       $    --        $   --          $   --
 Class B......................    13.51        (0.14)         0.82            --            --              --
 Class C......................    13.52        (0.14)         0.82            --            --              --
 Class Y......................    14.83        (0.11)         0.95            --            --              --
 For the Year Ended October
   31, 2003
 Class A......................     9.93        (0.13)         4.48            --            --              --
 Class B......................     9.46        (0.20)         4.25            --            --              --
 Class C......................     9.47        (0.20)         4.25            --            --              --
 Class Y......................    10.27        (0.09)         4.65            --            --              --
 For the Year Ended October
   31, 2002(g)
 Class A......................    12.00        (0.12)        (1.95)           --            --              --
 Class B......................    11.52        (0.20)        (1.86)           --            --              --
 Class C......................    11.53        (0.20)        (1.86)           --            --              --
 Class Y......................    12.35        (0.06)        (2.02)           --            --              --
 For the Year Ended October
   31, 2001
 Class A......................    18.08        (0.08)        (5.41)           --         (0.59)             --
 Class B......................    17.49        (0.16)        (5.22)           --         (0.59)             --
 Class C......................    17.51        (0.19)        (5.20)           --         (0.59)             --
 Class Y......................    18.50        (0.02)        (5.54)           --         (0.59)             --
 For the Ten Months Ended
   October 31, 2000
 Class A......................    20.48        (0.04)        (1.47)           --         (0.89)             --
 Class B......................    19.96        (0.11)        (1.47)           --         (0.89)             --
 Class C......................    19.97        (0.12)        (1.45)           --         (0.89)             --
 Class Y......................    20.84        (0.02)        (1.43)           --         (0.89)             --
 For the Year Ended December
   31, 1999
 Class A......................    13.31        (0.05)         8.52            --         (1.30)             --
 Class B......................    13.09        (0.09)         8.26            --         (1.30)             --
 Class C......................    13.09(f)     (0.08)(f)      8.26(f)         --         (1.30)(f)          --
 Class Y......................    13.47        (0.03)         8.70            --         (1.30)             --
 For the Year Ended December
   31, 1998
 Class A......................    12.16        (0.06)         1.33            --         (0.12)             --
 Class B......................    12.04        (0.12)         1.29            --         (0.12)             --
 Class Y......................    12.24        (0.03)         1.38            --         (0.12)             --
 From inception August 1,
   1998, through December 31,
   1998
 Class C......................    12.49(f)     (0.02)(f)      0.62(f)         --            --              --

                                                                RATIOS AND SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------------------
                                                                             RATIO OF     RATIO OF     RATIO OF
                                                                             EXPENSES     EXPENSES       NET
                                NET ASSET                      NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                VALUE AT                       AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                 END OF       TOTAL              PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                 PERIOD     RETURN(C)           (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ---------          ----------   ----------   ----------   ----------   ---------
THE HARTFORD SMALL COMPANY
 FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $15.05        5.39(b)%        $  170,771      1.53(b)%     1.45(b)(j)%   (1.24)(b)%     73%
 Class B......................    14.19        5.03(b)             61,976      2.27(b)      2.15(b)(j)   (1.94)(b)     --
 Class C......................    14.20        5.03(b)             54,347      2.16(b)      2.15(b)(j)   (1.94)(b)     --
 Class Y......................    15.67        5.66(b)              4,888      1.02(b)      1.00(b)(j)   (0.79)(b)     --
 For the Year Ended October
   31, 2003
 Class A......................    14.28       43.81               141,327      1.63         1.45        (1.19)        179
 Class B......................    13.51       42.81                58,286      2.36         2.15        (1.89)         --
 Class C......................    13.52       42.77                52,010      2.23         2.15        (1.88)         --
 Class Y......................    14.83       44.40                14,472      1.05         1.00        (0.73)         --
 For the Year Ended October
   31, 2002(g)
 Class A......................     9.93      (17.25)               96,302      1.64         1.45        (0.97)        226
 Class B......................     9.46      (17.88)               41,439      2.31         2.15        (1.67)         --
 Class C......................     9.47      (17.87)               38,938      2.20         2.15        (1.65)         --
 Class Y......................    10.27      (16.84)               10,834      1.00         1.00        (0.53)         --
 For the Year Ended October
   31, 2001
 Class A......................    12.00      (31.36)              116,398      1.51         1.45        (0.64)        224
 Class B......................    11.52      (31.80)               49,738      2.19         2.15        (1.34)         --
 Class C......................    11.53      (31.82)               51,234      2.17         2.15        (1.34)         --
 Class Y......................    12.35      (31.02)               33,473      0.95         0.95        (0.14)         --
 For the Ten Months Ended
   October 31, 2000
 Class A......................    18.08       (7.70)(d)           164,280      1.50(b)      1.45(b)     (0.72)(b)     158
 Class B......................    17.49       (8.26)(d)            71,323      2.16(b)      2.15(b)     (1.42)(b)      --
 Class C......................    17.51       (8.21)(d)            77,337      2.16(b)      2.15(b)     (1.42)(b)      --
 Class Y......................    18.50       (7.27)(d)            46,205      0.96(b)      0.96(b)     (0.23)(b)      --
 For the Year Ended December
   31, 1999
 Class A......................    20.48       65.66               109,559      1.51         1.45        (0.92)        177
 Class B......................    19.96       64.46                53,358      2.15         2.15        (1.62)         --
 Class C......................    19.97(f)    64.58                37,672      2.20         2.15        (1.61)         --
 Class Y......................    20.84       66.37                39,536      0.99         0.99        (0.46)         --
 For the Year Ended December
   31, 1998
 Class A......................    13.31       10.46                37,623      1.57         1.45        (0.79)        267
 Class B......................    13.09        9.73                18,345      2.22         2.15        (1.49)         --
 Class Y......................    13.47       11.05                13,004      1.02         1.00        (0.33)         --
 From inception August 1,
   1998, through December 31,
   1998
 Class C......................    13.09(f)     4.80(d)              2,765      2.46(b)      2.15(b)     (1.49)(b)      --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
 (g) Per share amounts have been calculated using average shares outstanding method.
(h) Expense ratio includes a practical waiver of 12b-1 fees.
 (i) This includes a tax return of capital of less than $0.01.
 (j) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.44%, 2.14%, 2.14% and 0.99% for classes A, B, C and Y, respectively.
 @@ The amount per share rounds to zero.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                            SELECTED PER-SHARE DATA(A)
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD SMALLCAP GROWTH
 FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $22.91       $(0.08)       $ 1.06       $    --        $   --          $   --
 Class B......................    20.99        (0.14)         0.96            --            --              --
 Class C......................    20.99        (0.15)         0.97            --            --              --
 Class H......................    21.02        (0.16)         1.01            --            --              --
 Class L......................    22.90        (0.10)         1.09            --            --              --
 Class M......................    21.00        (0.16)         1.00            --            --              --
 Class N......................    21.02        (0.16)         1.00            --            --              --
 Class Y......................    23.06        (0.05)         1.09            --            --              --
 For the Year Ended October
   31, 2003
 Class A......................    15.57        (0.09)         7.43            --            --              --
 Class B......................    14.36        (0.15)         6.78            --            --              --
 Class C......................    14.35        (0.16)         6.80            --            --              --
 Class H......................    14.37        (0.25)         6.90            --            --              --
 Class L......................    15.56        (0.15)         7.49            --            --              --
 Class M......................    14.36        (0.24)         6.88            --            --              --
 Class N......................    14.37        (0.24)         6.89            --            --              --
 Class Y......................    15.61        (0.08)         7.53            --            --              --
 For the Period February 19,
   2002 through October 31,
   2002
 Class A......................    20.21        (0.06)        (4.58)           --            --              --
 Class B......................    18.73        (0.08)        (4.29)           --            --              --
 Class C......................    18.73        (0.09)        (4.29)           --            --              --
 Class Y......................    20.21        (0.08)        (4.52)           --            --              --
 For the Year Ended October
   31, 2002
 Class H......................    17.71        (0.36)        (2.65)           --         (0.33)             --
 Class L......................    19.04        (0.20)        (2.95)           --         (0.33)             --
 Class M......................    17.70        (0.33)        (2.68)           --         (0.33)             --
 Class N......................    17.71        (0.34)        (2.67)           --         (0.33)             --
 For the Two-Month Period
   Ended October 31, 2001
 Class H......................    19.77        (0.04)        (2.02)           --            --              --
 Class L......................    21.24        (0.03)        (2.17)           --            --              --
 Class M......................    19.76        (0.04)        (2.02)           --            --              --
 Class N......................    19.77        (0.04)        (2.02)           --            --              --
 For the Year Ended August 31,
   2001
 Class H......................    57.72        (0.72)       (24.24)           --        (12.99)             --
 Class L......................    60.44        (0.17)       (26.04)           --        (12.99)             --
 Class M......................    57.66        (0.68)       (24.23)           --        (12.99)             --
 Class N......................    57.71        (0.71)       (24.24)           --        (12.99)             --
 For the Year Ended August 31,
   2000
 Class H......................    34.94        (0.47)        33.83            --        (10.58)             --
 Class L......................    36.04        (0.44)        35.42            --        (10.58)             --
 Class M......................    34.91        (0.47)        33.80            --        (10.58)             --
 Class N......................    34.94        (0.47)        33.82            --        (10.58)             --
 For the Year Ended August 31,
   1999
 Class H......................    25.92        (0.90)        18.42            --         (8.50)             --
 Class L......................    26.42        (0.30)        18.42            --         (8.50)             --
 Class M......................    25.90        (0.91)        18.42            --         (8.50)             --
 Class N......................    25.92        (0.90)        18.42            --         (8.50)             --

                                                                RATIOS AND SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------------------
                                                                             RATIO OF     RATIO OF     RATIO OF
                                                                             EXPENSES     EXPENSES       NET
                                NET ASSET                      NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                VALUE AT                       AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                 END OF       TOTAL              PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                 PERIOD     RETURN(C)           (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ---------          ----------   ----------   ----------   ----------   ---------
THE HARTFORD SMALLCAP GROWTH
 FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $23.89        4.28(b)%        $   36,021      1.58(b)%     1.45(b)(j)%   (0.84)(b)%     51%
 Class B......................    21.81        3.91(b)             10,344      2.36(b)      2.15(b)(j)   (1.54)(b)     --
 Class C......................    21.81        3.91(b)              8,450      2.23(b)      2.15(b)(j)   (1.55)(b)     --
 Class H......................    21.87        4.04(b)             19,233      1.98(b)      1.98(b)(j)   (1.38)(b)     --
 Class L......................    23.89        4.32(b)            113,568      1.43(b)      1.43(b)(j)   (0.82)(b)     --
 Class M......................    21.84        4.00(b)             17,204      1.98(b)      1.98(b)(j)   (1.37)(b)     --
 Class N......................    21.86        4.00(b)              6,243      1.98(b)      1.98(b)(j)   (1.37)(b)     --
 Class Y......................    24.10        4.51(b)                  1      1.03(b)      1.03(b)(j)   (0.43)(b)     --
 For the Year Ended October
   31, 2003
 Class A......................    22.91       47.14                17,544      1.61         1.45        (0.83)        122
 Class B......................    20.99       46.17                 6,571      2.31         2.15        (1.53)         --
 Class C......................    20.99       46.27                 5,076      2.22         2.15        (1.53)         --
 Class H......................    21.02       46.28                20,767      2.05         2.05        (1.40)         --
 Class L......................    22.90       47.17               112,621      1.50         1.45        (0.80)         --
 Class M......................    21.00       46.24                17,992      2.05         2.05        (1.40)         --
 Class N......................    21.02       46.28                 6,110      2.05         2.05        (1.40)         --
 Class Y......................    23.06       47.72                     1      1.11         1.10        (0.46)         --
 For the Period February 19,
   2002 through October 31,
   2002
 Class A......................    15.57      (22.97)(d)             3,457      1.82(b)      1.45(b)     (0.93)(b)      93
 Class B......................    14.36      (23.31)(d)             1,756      2.52(b)      2.15(b)     (1.60)(b)      --
 Class C......................    14.35      (23.37)(d)             1,432      2.38(b)      2.15(b)     (1.60)(b)      --
 Class Y......................    15.61      (22.77)(d)                 1      1.06(b)      1.00(b)     (0.60)(b)      --
 For the Year Ended October
   31, 2002
 Class H......................    14.37      (17.41)               16,675      2.05         2.05        (1.65)         93
 Class L......................    15.56      (16.92)               86,414      1.50         1.45        (1.06)         --
 Class M......................    14.36      (17.42)               13,714      2.05         2.05        (1.65)         --
 Class N......................    14.37      (17.41)                4,757      2.05         2.05        (1.65)         --
 For the Two-Month Period
   Ended October 31, 2001
 Class H......................    17.71      (10.42)(d)            23,059      2.05(b)      2.05(b)     (1.57)(b)      17
 Class L......................    19.04      (10.36)(d)           121,440      1.50(b)      1.50(b)     (1.02)(b)      --
 Class M......................    17.70      (10.43)(d)            18,115      2.05(b)      2.05(b)     (1.57)(b)      --
 Class N......................    17.71      (10.42)(d)             6,495      2.05(b)      2.05(b)     (1.57)(b)      --
 For the Year Ended August 31,
   2001
 Class H......................    19.77      (50.88)               26,051      1.94         1.94        (1.12)        151
 Class L......................    21.24      (50.60)              138,175      1.39         1.39        (0.57)         --
 Class M......................    19.76      (50.84)               20,522      1.94         1.94        (1.12)         --
 Class N......................    19.77      (50.87)                7,278      1.94         1.94        (1.12)         --
 For the Year Ended August 31,
   2000
 Class H......................    57.72      114.64                50,558      1.90         1.90        (1.49)        212
 Class L......................    60.44      115.84               314,326      1.35         1.35        (0.94)         --
 Class M......................    57.66      114.66                38,246      1.90         1.90        (1.49)         --
 Class N......................    57.71      114.60                14,300      1.90         1.90        (1.49)         --
 For the Year Ended August 31,
   1999
 Class H......................    34.94       79.33                20,755      2.05         2.05        (1.63)        271
 Class L......................    36.04       80.27               147,346      1.50         1.50        (1.08)         --
 Class M......................    34.91       79.35                11,426      2.05         2.05        (1.63)         --
 Class N......................    34.94       79.33                 3,612      2.05         2.05        (1.63)         --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
 (g) Per share amounts have been calculated using average shares outstanding method.
(h) Expense ratio includes a practical waiver of 12b-1 fees.
 (i) This includes a tax return of capital of less than $0.01.
 (j) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.45%, 2.15%, 2.15%, 1.98%, 1.43%, 1.98%, 1.98% and 1.03% for classes A, B, C, H, L, M, N and Y, respectively.
 @@ The amount per share rounds to zero.

 HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                            SELECTED PER-SHARE DATA(A)
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD STOCK FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $16.21       $ 0.01        $ 0.72       $    --        $   --          $   --
 Class B......................    15.35        (0.05)         0.69            --            --              --
 Class C......................    15.41        (0.04)         0.69            --            --              --
 Class Y......................    16.81         0.05          0.76            --            --              --
 For the Year Ended October
   31, 2003
 Class A......................    13.73         0.04          2.44            --            --              --
 Class B......................    13.10        (0.07)         2.32            --            --              --
 Class C......................    13.13        (0.05)         2.33            --            --              --
 Class Y......................    14.15         0.12          2.54            --            --              --
 For the Year Ended October
   31, 2002(g)
 Class A......................    16.89           --         (3.16)           --            --              --
 Class B......................    16.24        (0.12)        (3.02)           --            --              --
 Class C......................    16.23        (0.08)        (3.02)           --            --              --
 Class Y......................    17.31         0.10         (3.26)           --            --              --
 For the Year Ended October
   31, 2001
 Class A......................    23.40         0.02         (5.45)           --         (1.08)             --
 Class B......................    22.69        (0.09)        (5.28)           --         (1.08)             --
 Class C......................    22.68        (0.08)        (5.29)           --         (1.08)             --
 Class Y......................    23.85         0.09         (5.55)           --         (1.08)             --
 For the Ten Months Ended
   October 31, 2000
 Class A......................    23.64        (0.03)           --            --         (0.21)             --
 Class B......................    23.06        (0.12)        (0.04)           --         (0.21)             --
 Class C......................    23.05        (0.11)        (0.05)           --         (0.21)             --
 Class Y......................    23.99         0.05          0.02            --         (0.21)             --
 For the Year Ended December
   31, 1999
 Class A......................    19.70           --          4.36            --         (0.42)             --
 Class B......................    19.36        (0.07)         4.19            --         (0.42)             --
 Class C......................    19.36(f)     (0.08)(f)      4.19(f)         --         (0.42)(f)          --
 Class Y......................    19.89        (0.01)         4.53            --         (0.42)             --
 For the Year Ended December
   31, 1998
 Class A......................    15.16        (0.01)         4.75            --         (0.19)          (0.01)
 Class B......................    15.01        (0.05)         4.60            --         (0.19)          (0.01)
 Class Y......................    15.25         0.06          4.78            --         (0.19)          (0.01)
 From inception August 1,
   1998, through December 31,
   1998
 Class C......................    18.53(f)     (0.02)(f)      1.22(f)         --         (0.35)(f)       (0.02)(f)
THE HARTFORD TAX-FREE
 CALIFORNIA FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................     9.93         0.18            --         (0.21)           --              --
 Class B......................     9.92         0.18         (0.04)        (0.17)           --              --
 Class C......................     9.93         0.25         (0.09)        (0.17)           --              --
 From inception October 31,
   2002, through October 31,
   2003
 Class A......................    10.00         0.37         (0.07)        (0.37)           --              --
 Class B......................    10.00         0.30         (0.08)        (0.30)           --              --
 Class C......................    10.00         0.30         (0.07)        (0.30)           --              --

                                                                RATIOS AND SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------------------
                                                                             RATIO OF     RATIO OF     RATIO OF
                                                                             EXPENSES     EXPENSES       NET
                                NET ASSET                      NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                VALUE AT                       AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                 END OF       TOTAL              PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                 PERIOD     RETURN(C)           (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ---------          ----------   ----------   ----------   ----------   ---------
THE HARTFORD STOCK FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $16.94        4.50(b)%        $1,023,893      1.39(b)%     1.39(b)(j)%    0.15(b)%     20%
 Class B......................    15.99        4.17(b)            374,927      2.13(b)      2.13(b)(j)   (0.58)(b)     --
 Class C......................    16.06        4.22(b)            296,640      2.02(b)      2.02(b)(j)   (0.47)(b)     --
 Class Y......................    17.62        4.82(b)             60,054      0.85(b)      0.85(b)(j)    0.69(b)      --
 For the Year Ended October
   31, 2003
 Class A......................    16.21       18.06               976,663      1.47         1.45         0.26          37
 Class B......................    15.35       17.18               376,437      2.20         2.18        (0.47)         --
 Class C......................    15.41       17.36               311,874      2.07         2.07        (0.36)         --
 Class Y......................    16.81       18.80                42,894      0.88         0.88         0.84          --
 For the Year Ended October
   31, 2002(g)
 Class A......................    13.73      (18.71)              880,371      1.47         1.42        (0.01)         48
 Class B......................    13.10      (19.34)              351,382      2.15         2.15        (0.74)         --
 Class C......................    13.13      (19.10)              313,173      2.03         2.03        (0.62)         --
 Class Y......................    14.15      (18.26)               34,116      0.85         0.85         0.58          --
 For the Year Ended October
   31, 2001
 Class A......................    16.89      (24.28)            1,031,549      1.33         1.28         0.05          38
 Class B......................    16.24      (24.80)              470,035      2.00         2.00        (0.67)         --
 Class C......................    16.23      (24.81)              430,238      1.99         1.99        (0.66)         --
 Class Y......................    17.31      (23.93)               27,004      0.79         0.79         0.54          --
 For the Ten Months Ended
   October 31, 2000
 Class A......................    23.40       (0.14)(d)         1,067,970      1.32(b)      1.27(b)     (0.19)(b)      38
 Class B......................    22.69       (0.71)(d)           578,402      1.99(b)      1.99(b)     (0.90)(b)      --
 Class C......................    22.68       (0.71)(d)           492,996      1.98(b)      1.98(b)     (0.90)(b)      --
 Class Y......................    23.85        0.28(d)             32,123      0.80(b)      0.80(b)      0.28(b)       --
 For the Year Ended December
   31, 1999
 Class A......................    23.64       22.31               752,763      1.38         1.33        (0.06)         34
 Class B......................    23.06       21.46               462,318      2.03         2.03        (0.75)         --
 Class C......................    23.05(f)    21.40               305,566      2.07         2.07        (0.78)         --
 Class Y......................    23.99       22.91                31,129      0.91         0.91         0.36          --
 For the Year Ended December
   31, 1998
 Class A......................    19.70       31.33               268,226      1.49         1.44        (0.07)         37
 Class B......................    19.36       30.38               185,205      2.16         2.15        (0.77)         --
 Class Y......................    19.89       31.80                 7,919      0.96         0.96         0.36          --
 From inception August 1,
   1998, through December 31,
   1998
 Class C......................    19.36(f)     6.60(d)             36,039      2.24(b)      2.15(b)     (0.76)(b)      --
THE HARTFORD TAX-FREE
 CALIFORNIA FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................     9.90        1.78(b)             14,355      1.28(b)      0.95(b)      3.86(b)       23
 Class B......................     9.89        1.43(b)                957      2.12(b)      1.65(b)      3.11(b)       --
 Class C......................     9.92        1.63(b)                287      2.05(b)      1.65(b)      3.05(b)       --
 From inception October 31,
   2002, through October 31,
   2003
 Class A......................     9.93        3.06                10,799      1.57(b)      0.95(b)      3.73(b)       64
 Class B......................     9.92        2.23                 1,827      2.32(b)      1.65(b)      3.07(b)       --
 Class C......................     9.93        2.34                 1,230      2.18(b)      1.65(b)      3.02(b)       --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
 (g) Per share amounts have been calculated using average shares outstanding method.
(h) Expense ratio includes a practical waiver of 12b-1 fees.
 (i) This includes a tax return of capital of less than $0.01.
 (j) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.38%, 2.12%, 2.01% and 0.84% for classes A, B, C and Y, respectively.
 @@ The amount per share rounds to zero.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                            SELECTED PER-SHARE DATA(A)
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE TAX-FREE MINNESOTA FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $10.46       $ 0.20        $(0.04)      $ (0.20)       $(0.10)         $   --
 Class B......................    10.46         0.16         (0.03)        (0.16)        (0.10)             --
 Class C......................    10.48         0.16         (0.04)        (0.16)        (0.10)             --
 Class E......................    10.52         0.21         (0.04)        (0.21)        (0.10)             --
 Class H......................    10.51         0.18         (0.06)        (0.16)        (0.10)             --
 Class L......................    10.49         0.20         (0.04)        (0.20)        (0.10)             --
 Class M......................    10.50         0.17         (0.05)        (0.16)        (0.10)             --
 Class N......................    10.50         0.16         (0.03)        (0.16)        (0.10)             --
 Class Y......................    10.47         0.22         (0.05)        (0.21)        (0.10)             --
 For the Year Ended October
   31, 2003(g)
 Class A......................    10.46         0.38          0.05         (0.38)        (0.05)             --
 Class B......................    10.47         0.31          0.04         (0.31)        (0.05)             --
 Class C......................    10.48         0.31          0.05         (0.31)        (0.05)             --
 Class E......................    10.53         0.41          0.05         (0.42)        (0.05)             --
 Class H......................    10.52         0.30          0.06         (0.32)        (0.05)             --
 Class L......................    10.49         0.39          0.05         (0.39)        (0.05)             --
 Class M......................    10.49         0.31          0.07         (0.32)        (0.05)             --
 Class N......................    10.51         0.31          0.05         (0.32)        (0.05)             --
 Class Y......................    10.49         0.40          0.06         (0.43)        (0.05)             --
 For the Period February 19,
   2002 through October 31,
   2002
 Class A......................    10.29         0.26          0.16         (0.25)           --              --
 Class B......................    10.27         0.20          0.20         (0.20)           --              --
 Class C......................    10.27         0.20          0.21         (0.20)           --              --
 Class Y......................    10.29         0.29          0.20         (0.29)           --              --
 For the Year Ended October
   31, 2002
 Class E......................    10.45         0.40          0.07         (0.39)           --              --
 Class H......................    10.44         0.29          0.07         (0.28)           --              --
 Class L......................    10.42         0.37          0.06         (0.36)           --              --
 Class M......................    10.42         0.29          0.06         (0.28)           --              --
 Class N......................    10.44         0.29          0.06         (0.28)           --              --
 For the One-Month Period
   Ended October 31, 2001
 Class E......................    10.35         0.04          0.10         (0.04)           --              --
 Class H......................    10.34         0.03          0.10         (0.03)           --              --
 Class L......................    10.31         0.04          0.11         (0.04)           --              --
 Class M......................    10.31         0.03          0.11         (0.03)           --              --
 Class N......................    10.34         0.03          0.10         (0.03)           --              --
 For the Year Ended September
   30, 2001
 Class E......................     9.91         0.48          0.45         (0.49)           --              --
 Class H......................     9.91         0.38          0.44         (0.39)           --              --
 Class L......................     9.88         0.45          0.45         (0.47)           --              --
 Class M......................     9.88         0.38          0.44         (0.39)           --              --
 Class N......................     9.90         0.38          0.45         (0.39)           --              --
 For the Year Ended September
   30, 2000
 Class E......................     9.94         0.51         (0.04)        (0.50)           --              --
 Class H......................     9.93         0.42         (0.04)        (0.40)           --              --
 Class L......................     9.91         0.48         (0.04)        (0.47)           --              --
 Class M......................     9.90         0.42         (0.04)        (0.40)           --              --
 Class N......................     9.93         0.41         (0.04)        (0.40)           --              --

                                                                RATIOS AND SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------------------
                                                                             RATIO OF     RATIO OF     RATIO OF
                                                                             EXPENSES     EXPENSES       NET
                                NET ASSET                      NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                VALUE AT                       AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                 END OF       TOTAL              PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                 PERIOD     RETURN(C)           (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ---------          ----------   ----------   ----------   ----------   ---------
THE TAX-FREE MINNESOTA FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $10.32        1.48(b)%        $    3,931      1.42(b)%     1.06(b)%     3.77(b)%      13%
 Class B......................    10.33        1.22(b)                529      2.18(b)      1.77(b)      3.06(b)       --
 Class C......................    10.34        1.12(b)                417      2.06(b)      1.77(b)      3.06(b)       --
 Class E......................    10.38        1.64(b)             28,192      0.83(b)      0.83(b)      4.00(b)       --
 Class H......................    10.37        1.14(b)                123      1.83(b)      1.76(b)      3.06(b)       --
 Class L......................    10.35        1.52(b)              2,661      1.08(b)      1.02(b)      3.80(b)       --
 Class M......................    10.36        1.14(b)                324      1.83(b)      1.76(b)      3.06(b)       --
 Class N......................    10.37        1.23(b)                213      1.83(b)      1.75(b)      3.08(b)       --
 Class Y......................    10.33        1.67(b)                  1      0.88(b)      0.82(b)      4.15(b)       --
 For the Year Ended October
   31, 2003(g)
 Class A......................    10.46        4.23                 3,242      1.50         1.15         3.58          17
 Class B......................    10.46        3.42                   532      2.21         1.85         2.88          --
 Class C......................    10.48        3.51                   414      2.09         1.85         2.88          --
 Class E......................    10.52        4.50                29,784      0.83         0.80         3.92          --
 Class H......................    10.51        3.46                   155      1.81         1.78         2.89          --
 Class L......................    10.49        4.34                 2,922      1.07         1.05         3.67          --
 Class M......................    10.50        3.67                   454      1.82         1.80         2.92          --
 Class N......................    10.50        3.47                   212      1.83         1.80         2.92          --
 Class Y......................    10.47        4.50                     1      0.91         0.80         3.82          --
 For the Period February 19,
   2002 through October 31,
   2002
 Class A......................    10.46        4.16(d)              2,073      1.37(b)      1.15(b)      3.57(b)       36
 Class B......................    10.47        3.93(d)                238      2.09(b)      1.85(b)      2.73(b)       --
 Class C......................    10.48        4.03(d)                304      1.92(b)      1.85(b)      2.79(b)       --
 Class Y......................    10.49        4.92(d)                  1      0.65(b)      0.65(b)      3.83(b)       --
 For the Year Ended October
   31, 2002
 Class E......................    10.53        4.58                31,414      0.79         0.79         3.81          36
 Class H......................    10.52        3.56                   577      1.81         1.81         2.81          --
 Class L......................    10.49        4.22                 3,344      1.04         1.04         3.56          --
 Class M......................    10.49        3.46                   562      1.79         1.79         2.81          --
 Class N......................    10.51        3.46                   203      1.79         1.79         2.81          --
 For the One-Month Period
   Ended October 31, 2001
 Class E......................    10.45        1.33(d)             32,533      0.84(b)      0.84(b)      4.28(b)       --
 Class H......................    10.44        1.25(d)              1,094      1.84(b)      1.84(b)      3.28(b)       --
 Class L......................    10.42        1.41(d)              3,543      1.09(b)      1.09(b)      4.03(b)       --
 Class M......................    10.42        1.35(d)                772      1.84(b)      1.84(b)      3.28(b)       --
 Class N......................    10.44        1.25(d)                203      1.84(b)      1.84(b)      3.28(b)       --
 For the Year Ended September
   30, 2001
 Class E......................    10.35        9.58                32,259      0.85         0.85         4.70          18
 Class H......................    10.34        8.43                 1,086      1.85         1.85         3.70          --
 Class L......................    10.31        9.24                 3,570      1.10         1.10         4.45          --
 Class M......................    10.31        8.45                   789      1.85         1.85         3.70          --
 Class N......................    10.34        8.55                   200      1.85         1.85         3.70          --
 For the Year Ended September
   30, 2000
 Class E......................     9.91        4.87                33,088      0.86         0.86         5.12          56
 Class H......................     9.91        3.95                 1,076      1.86         1.86         4.12          --
 Class L......................     9.88        4.63                 3,454      1.11         1.11         4.87          --
 Class M......................     9.88        3.96                   829      1.86         1.86         4.12          --
 Class N......................     9.90        3.84                   255      1.86         1.86         4.12          --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
 (g) Per share amounts have been calculated using average shares outstanding method.
(h) Expense ratio includes a practical waiver of 12b-1 fees.
 (i) This includes a tax return of capital of less than $0.01.
 @@ The amount per share rounds to zero.

 HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                            SELECTED PER-SHARE DATA(A)
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD TAX-FREE
 MINNESOTA FUND (CONTINUED)
 For the Year Ended September
   30, 1999
 Class E......................   $10.77       $ 0.50        $(0.67)      $ (0.49)       $(0.17)         $   --
 Class H......................    10.76         0.39         (0.67)        (0.38)        (0.17)             --
 Class L......................    10.74         0.47         (0.67)        (0.46)        (0.17)             --
 Class M......................    10.73         0.39         (0.67)        (0.38)        (0.17)             --
 Class N......................    10.73         0.42         (0.67)        (0.38)        (0.17)             --
THE HARTFORD TAX-FREE NATIONAL
 FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................    11.07         0.22         (0.02)        (0.22)        (0.11)             --
 Class B......................    11.00         0.18         (0.02)        (0.18)        (0.11)             --
 Class C......................    11.02         0.18         (0.02)        (0.18)        (0.11)             --
 Class E......................    11.05         0.23         (0.01)        (0.23)        (0.11)             --
 Class H......................    11.03         0.19         (0.03)        (0.18)        (0.11)             --
 Class L......................    11.04         0.22         (0.02)        (0.22)        (0.11)             --
 Class M......................    11.03         0.18         (0.02)        (0.18)        (0.11)             --
 Class N......................    11.01         0.18         (0.02)        (0.18)        (0.11)             --
 Class Y......................    11.06         0.23         (0.01)        (0.24)        (0.11)             --
 For the Year Ended October
   31, 2003
 Class A......................    11.28         0.41          0.04         (0.41)        (0.25)             --
 Class B......................    11.21         0.33          0.04         (0.33)        (0.25)             --
 Class C......................    11.23         0.33          0.04         (0.33)        (0.25)             --
 Class E......................    11.27         0.45          0.03         (0.45)        (0.25)             --
 Class H......................    11.24         0.36          0.02         (0.34)        (0.25)             --
 Class L......................    11.25         0.42          0.04         (0.42)        (0.25)             --
 Class M......................    11.24         0.34          0.04         (0.34)        (0.25)             --
 Class N......................    11.22         0.33          0.05         (0.34)        (0.25)             --
 Class Y......................    11.28         0.45          0.04         (0.46)        (0.25)             --
 For the Period February 19,
   2002 through October 31,
   2002
 Class A......................    10.99         0.26          0.30         (0.27)           --              --
 Class B......................    10.97         0.20          0.25         (0.21)           --              --
 Class C......................    10.97         0.20          0.27         (0.21)           --              --
 Class Y......................    10.99         0.33          0.27         (0.31)           --              --
 For the Year Ended October
   31, 2002
 Class E......................    11.18         0.41          0.12         (0.40)        (0.04)             --
 Class H......................    11.15         0.32          0.11         (0.30)        (0.04)             --
 Class L......................    11.16         0.39          0.12         (0.38)        (0.04)             --
 Class M......................    11.15         0.31          0.12         (0.30)        (0.04)             --
 Class N......................    11.13         0.31          0.12         (0.30)        (0.04)             --
 For the One-Month Period
   Ended October 31, 2001
 Class E......................    11.07         0.04          0.11         (0.04)           --              --
 Class H......................    11.03         0.03          0.12         (0.03)           --              --
 Class L......................    11.05         0.04          0.11         (0.04)           --              --
 Class M......................    11.04         0.03          0.11         (0.03)           --              --
 Class N......................    11.02         0.03          0.11         (0.03)           --              --

                                                                RATIOS AND SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------------------
                                                                             RATIO OF     RATIO OF     RATIO OF
                                                                             EXPENSES     EXPENSES       NET
                                NET ASSET                      NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                VALUE AT                       AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                 END OF       TOTAL              PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                 PERIOD     RETURN(C)           (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ---------          ----------   ----------   ----------   ----------   ---------
THE HARTFORD TAX-FREE
 MINNESOTA FUND (CONTINUED)
 For the Year Ended September
   30, 1999
 Class E......................   $ 9.94       (1.71)%          $   37,396      0.86%        0.86%        4.73%         55%
 Class H......................     9.93       (2.73)                1,401      1.86         1.86         3.73          --
 Class L......................     9.91       (1.94)                3,240      1.11         1.11         4.48          --
 Class M......................     9.90       (2.73)                  860      1.86         1.86         3.73          --
 Class N......................     9.93       (2.45)                  247      1.86         1.86         3.73          --
THE HARTFORD TAX-FREE NATIONAL
 FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................    10.94        1.77(b)             33,246      1.50(b)      1.12(b)      3.94(b)        5
 Class B......................    10.87        1.42(b)              6,736      2.26(b)      1.82(b)      3.23(b)       --
 Class C......................    10.89        1.42(b)              8,354      2.14(b)      1.82(b)      3.23(b)       --
 Class E......................    10.93        2.00(b)             32,103      0.89(b)      0.89(b)      4.18(b)       --
 Class H......................    10.90        1.42(b)              1,538      1.90(b)      1.82(b)      3.22(b)       --
 Class L......................    10.91        1.78(b)              7,189      1.15(b)      1.12(b)      3.93(b)       --
 Class M......................    10.90        1.42(b)              1,349      1.90(b)      1.82(b)      3.23(b)       --
 Class N......................    10.88        1.43(b)                562      1.90(b)      1.82(b)      3.22(b)       --
 Class Y......................    10.93        1.93(b)                  1      0.93(b)      0.86(b)      4.14(b)       --
 For the Year Ended October
   31, 2003
 Class A......................    11.07        4.18                21,457      1.61         1.15         3.75          35
 Class B......................    11.00        3.43                 6,598      2.33         1.85         3.05          --
 Class C......................    11.02        3.42                 7,588      2.21         1.85         3.06          --
 Class E......................    11.05        4.39                33,998      0.92         0.85         4.00          --
 Class H......................    11.03        3.47                 1,747      1.92         1.84         2.99          --
 Class L......................    11.04        4.24                 7,454      1.18         1.10         3.76          --
 Class M......................    11.03        3.47                 1,235      1.92         1.84         3.01          --
 Class N......................    11.01        3.48                   607      1.93         1.85         3.01          --
 Class Y......................    11.06        4.53                     1      1.17         0.85         4.06          --
 For the Period February 19,
   2002 through October 31,
   2002
 Class A......................    11.28        5.17(d)             12,192      1.63(b)      1.15(b)      3.31(b)       47
 Class B......................    11.21        4.18(d)              3,764      2.33(b)      1.85(b)      2.54(b)       --
 Class C......................    11.23        4.37(d)              3,121      2.18(b)      1.85(b)      2.57(b)       --
 Class Y......................    11.28        5.52(d)                  1      0.63(b)      0.63(b)      4.15(b)       --
 For the Year Ended October
   31, 2002
 Class E......................    11.27        4.93                39,423      0.94         0.94         3.70          47
 Class H......................    11.24        3.99                 2,895      1.95         1.85         2.83          --
 Class L......................    11.25        4.72                 7,360      1.19         1.15         3.50          --
 Class M......................    11.24        3.99                 1,552      1.95         1.85         2.80          --
 Class N......................    11.22        3.99                   600      1.95         1.85         2.80          --
 For the One-Month Period
   Ended October 31, 2001
 Class E......................    11.18        1.35(d)             42,441      0.95(b)      0.95(b)      4.21(b)       --
 Class H......................    11.15        1.36(d)              4,679      1.95(b)      1.95(b)      3.21(b)       --
 Class L......................    11.16        1.33(d)              8,029      1.20(b)      1.20(b)      3.96(b)       --
 Class M......................    11.15        1.27(d)              1,723      1.95(b)      1.95(b)      3.21(b)       --
 Class N......................    11.13        1.27(d)                538      1.95(b)      1.95(b)      3.21(b)       --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
 (g) Per share amounts have been calculated using average shares outstanding method.
(h) Expense ratio includes a practical waiver of 12b-1 fees.
 (i) This includes a tax return of capital of less than $0.01.
 @@ The amount per share rounds to zero.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                            SELECTED PER-SHARE DATA(A)
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD TAX-FREE NATIONAL
 FUND (CONTINUED)
 For the Year Ended September
   30, 2001
 Class E......................   $10.52       $ 0.49        $ 0.56       $ (0.50)       $   --          $   --
 Class H......................    10.49         0.37          0.56         (0.39)           --              --
 Class L......................    10.50         0.46          0.56         (0.47)           --              --
 Class M......................    10.49         0.38          0.56         (0.39)           --              --
 Class N......................    10.48         0.38          0.56         (0.40)           --              --
 For the Year Ended September
   30, 2000
 Class E......................    10.49         0.52          0.02         (0.51)           --              --
 Class H......................    10.46         0.42          0.02         (0.41)           --              --
 Class L......................    10.47         0.50          0.02         (0.49)           --              --
 Class M......................    10.46         0.42          0.02         (0.41)           --              --
 Class N......................    10.45         0.42          0.02         (0.41)           --              --
 For the Year Ended September
   30, 1999
 Class E......................    11.38         0.50         (0.78)        (0.49)        (0.12)             --
 Class H......................    11.35         0.39         (0.78)        (0.38)        (0.12)             --
 Class L......................    11.37         0.47         (0.78)        (0.47)        (0.12)             --
 Class M......................    11.36         0.38         (0.78)        (0.38)        (0.12)             --
 Class N......................    11.34         0.39         (0.78)        (0.38)        (0.12)             --
THE HARTFORD TAX-FREE NEW YORK
 FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................    10.15         0.18          0.02         (0.21)        (0.08)             --
 Class B......................    10.15         0.15          0.02         (0.17)        (0.08)             --
 Class C......................    10.15         0.15          0.02         (0.17)        (0.08)             --
 From inception October 31,
   2002, through October 31,
   2003
 Class A......................    10.00         0.34          0.16         (0.35)           --              --
 Class B......................    10.00         0.27          0.16         (0.28)           --              --
 Class C......................    10.00         0.27          0.16         (0.28)           --              --

                                                                RATIOS AND SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------------------
                                                                             RATIO OF     RATIO OF     RATIO OF
                                                                             EXPENSES     EXPENSES       NET
                                NET ASSET                      NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                VALUE AT                       AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                 END OF       TOTAL              PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                 PERIOD     RETURN(C)           (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ---------          ----------   ----------   ----------   ----------   ---------
THE HARTFORD TAX-FREE NATIONAL
 FUND (CONTINUED)
 For the Year Ended September
   30, 2001
 Class E......................   $11.07       10.18%           $   42,331      0.97%        0.97%        4.49%         28%
 Class H......................    11.03        9.03                 4,853      1.97         1.97         3.49          --
 Class L......................    11.05        9.91                 7,892      1.22         1.22         4.24          --
 Class M......................    11.04        9.14                 1,701      1.97         1.97         3.49          --
 Class N......................    11.02        9.06                   469      1.97         1.97         3.49          --
 For the Year Ended September
   30, 2000
 Class E......................    10.52        5.33                42,212      0.96         0.96         4.96          64
 Class H......................    10.49        4.29                 5,021      1.96         1.96         3.96          --
 Class L......................    10.50        5.09                 6,509      1.21         1.21         4.71          --
 Class M......................    10.49        4.29                 1,540      1.96         1.96         3.96          --
 Class N......................    10.48        4.30                   289      1.96         1.96         3.96          --
 For the Year Ended September
   30, 1999
 Class E......................    10.49       (2.56)               47,140      0.94         0.94         4.56          89
 Class H......................    10.46       (3.52)                6,019      1.94         1.94         3.56          --
 Class L......................    10.47       (2.87)                8,247      1.19         1.19         4.31          --
 Class M......................    10.46       (3.61)                1,752      1.94         1.94         3.56          --
 Class N......................    10.45       (3.53)                  548      1.94         1.94         3.56          --
THE HARTFORD TAX-FREE NEW YORK
 FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................    10.06        1.94(b)              9,804      1.33(b)      0.93(b)      3.64(b)       15
 Class B......................    10.07        1.68(b)              1,238      2.07(b)      1.63(b)      2.94(b)       --
 Class C......................    10.07        1.68(b)              1,560      1.96(b)      1.63(b)      2.94(b)       --
 From inception October 31,
   2002, through October 31,
   2003
 Class A......................    10.15        5.03                 8,602      1.63(b)      0.95(b)      3.34(b)       54
 Class B......................    10.15        4.30                 1,051      2.38(b)      1.65(b)      2.64(b)       --
 Class C......................    10.15        4.30                 1,393      2.26(b)      1.65(b)      2.67(b)       --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
 (g) Per share amounts have been calculated using average shares outstanding method.
(h) Expense ratio includes a practical waiver of 12b-1 fees.
 (i) This includes a tax return of capital of less than $0.01.
 @@ The amount per share rounds to zero.

 HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                            SELECTED PER-SHARE DATA(A)
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD TOTAL RETURN BOND
 FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $11.14       $ 0.22        $(0.09)      $ (0.20)       $(0.37)         $   --
 Class B......................    11.09         0.18         (0.09)        (0.16)        (0.37)             --
 Class C......................    11.12         0.18         (0.08)        (0.16)        (0.37)             --
 Class Y......................    11.24         0.24         (0.08)        (0.23)        (0.37)             --
 For the Year Ended October
   31, 2003
 Class A......................    10.78         0.49          0.48         (0.50)        (0.11)             --
 Class B......................    10.73         0.42          0.47         (0.42)        (0.11)             --
 Class C......................    10.77         0.42          0.46         (0.42)        (0.11)             --
 Class Y......................    10.87         0.53          0.50         (0.55)        (0.11)             --
 For the Year Ended October
   31, 2002(g)
 Class A......................    10.90         0.47            --         (0.52)        (0.07)             --
 Class B......................    10.85         0.40            --         (0.45)        (0.07)             --
 Class C......................    10.89         0.40            --         (0.45)        (0.07)             --
 Class Y......................    10.99         0.45          0.08         (0.58)        (0.07)             --
 For the Year Ended October
   31, 2001
 Class A......................    10.14         0.55          0.73         (0.52)           --              --
 Class B......................    10.10         0.48          0.72         (0.45)           --              --
 Class C......................    10.14         0.49          0.71         (0.45)           --              --
 Class Y......................    10.22         0.61          0.73         (0.57)           --              --
 For the Ten Months Ended
   October 31, 2000
 Class A......................     9.93         0.50          0.19         (0.48)           --              --
 Class B......................     9.90         0.43          0.20         (0.43)           --              --
 Class C......................     9.93         0.44          0.20         (0.43)           --              --
 Class Y......................     9.99         0.54          0.20         (0.51)           --              --
 For the Year Ended December
   31, 1999
 Class A......................    10.76         0.54         (0.83)        (0.52)        (0.02)             --
 Class B......................    10.72         0.47         (0.82)        (0.45)        (0.02)             --
 Class C......................    10.76(f)      0.47(f)      (0.82)(f)     (0.46)(f)     (0.02)(f)          --
 Class Y......................    10.81         0.55         (0.80)        (0.55)        (0.02)             --
 For the Year Ended December
   31, 1998
 Class A......................    10.61         0.54          0.23         (0.54)        (0.08)             --
 Class B......................    10.58         0.47          0.22         (0.47)        (0.08)             --
 Class Y......................    10.64         0.58          0.24         (0.57)        (0.08)             --
 From inception August 1,
   1998, through December 31,
   1998
 Class C......................    10.70(f)      0.19(f)       0.15(f)      (0.21)(f)     (0.07)(f)          --

                                                                RATIOS AND SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------------------
                                                                             RATIO OF     RATIO OF     RATIO OF
                                                                             EXPENSES     EXPENSES       NET
                                NET ASSET                      NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                VALUE AT                       AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                 END OF       TOTAL              PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                 PERIOD     RETURN(C)           (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ---------          ----------   ----------   ----------   ----------   ---------
THE HARTFORD TOTAL RETURN BOND
 FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $10.70        1.26(b)%        $  295,973      1.33(b)%     1.25(b)%     3.02(b)%      98%
 Class B......................    10.65        0.90(b)             96,286      2.06(b)      1.95(b)      2.32(b)       --
 Class C......................    10.69        0.99(b)             99,345      1.95(b)      1.95(b)      2.32(b)       --
 Class Y......................    10.80        1.48(b)             64,006      0.78(b)      0.78(b)      3.48(b)       --
 For the Year Ended October
   31, 2003
 Class A......................    11.14        9.16               268,655      1.40         1.25         3.39         199
 Class B......................    11.09        8.44               106,077      2.13         1.95         2.70          --
 Class C......................    11.12        8.31               110,214      2.01         1.95         2.71          --
 Class Y......................    11.24        9.68                60,125      0.81         0.80         3.82          --
 For the Year Ended October
   31, 2002(g)
 Class A......................    10.78        4.50               215,083      1.42         1.25         4.65         149
 Class B......................    10.73        3.77                98,028      2.10         1.95         3.92          --
 Class C......................    10.77        3.80               107,479      1.98         1.95         3.92          --
 Class Y......................    10.87        5.01                39,778      0.78         0.78         5.16          --
 For the Year Ended October
   31, 2001
 Class A......................    10.90       12.96               122,423      1.30         1.25         5.00         196
 Class B......................    10.85       12.12                55,999      1.96         1.95         4.30          --
 Class C......................    10.89       12.12                62,222      1.97         1.95         4.30          --
 Class Y......................    10.99       13.46                43,635      0.75         0.75         5.50          --
 For the Ten Months Ended
   October 31, 2000
 Class A......................    10.14        7.17(d)             37,290      1.29(b)      1.24(b)      5.88(b)      140
 Class B......................    10.10        6.48(d)             22,197      1.95(b)      1.95(b)      5.17(b)       --
 Class C......................    10.14        6.55(d)             16,886      1.94(b)      1.94(b)      5.18(b)       --
 Class Y......................    10.22        7.60(d)             30,334      0.77(b)      0.77(b)      6.34(b)       --
 For the Year Ended December
   31, 1999
 Class A......................     9.93       (2.71)               57,320      1.29         1.24         5.32         113
 Class B......................     9.90       (3.30)               21,442      1.94         1.94         4.62          --
 Class C......................     9.93(f)    (3.36)               18,136      1.97         1.95         4.62          --
 Class Y......................     9.99       (2.31)               28,052      0.80         0.80         5.77          --
 For the Year Ended December
   31, 1998
 Class A......................    10.76        7.48                47,143      1.32         1.25         5.04         135
 Class B......................    10.72        6.70                16,772      2.01         1.95         4.32          --
 Class Y......................    10.81        7.98                10,766      0.84         0.80         5.48          --
 From inception August 1,
   1998, through December 31,
   1998
 Class C......................    10.76(f)     3.19(d)              5,420      2.13(b)      1.95(b)      4.13(b)       --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g) Per share amounts have been calculated using average shares outstanding method.
(h) Expense ratio includes a practical waiver of 12b-1 fees.
(i) This includes a tax return of capital of less than $0.01.
 @@ The amount per share rounds to zero.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                            SELECTED PER-SHARE DATA(A)
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD U.S. GOVERNMENT
 SECURITIES FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $ 9.67       $ 0.20        $(0.10)      $ (0.20)       $   --          $   --
 Class B......................     9.64         0.16         (0.10)        (0.17)           --              --
 Class C......................     9.63         0.16         (0.09)        (0.17)           --              --
 Class E......................     9.66         0.22         (0.11)        (0.22)           --              --
 Class H......................     9.63         0.18         (0.12)        (0.17)           --              --
 Class L......................     9.67         0.21         (0.11)        (0.21)           --              --
 Class M......................     9.63         0.17         (0.10)        (0.17)           --              --
 Class N......................     9.63         0.17         (0.11)        (0.17)           --              --
 Class Y......................     9.68         0.22         (0.10)        (0.22)           --              --
 For the Year Ended October
   31, 2003
 Class A......................     9.88         0.41         (0.21)        (0.41)           --              --
 Class B......................     9.84         0.33         (0.19)        (0.34)           --              --
 Class C......................     9.84         0.33         (0.20)        (0.34)           --              --
 Class E......................     9.87         0.45         (0.20)        (0.46)           --              --
 Class H......................     9.83         0.35         (0.19)        (0.36)           --              --
 Class L......................     9.87         0.42         (0.19)        (0.43)           --              --
 Class M......................     9.84         0.35         (0.20)        (0.36)           --              --
 Class N......................     9.84         0.35         (0.20)        (0.36)           --              --
 Class Y......................     9.89         0.45         (0.20)        (0.46)           --              --
 For the Period February 19,
   2002 through October 31,
   2002
 Class A......................     9.50         0.26          0.38         (0.26)           --              --
 Class B......................     9.46         0.21          0.38         (0.21)           --              --
 Class C......................     9.46         0.21          0.38         (0.21)           --              --
 Class Y......................     9.50         0.32          0.36         (0.29)           --              --
 For the Year Ended October
   31, 2002
 Class E......................     9.67         0.42          0.19         (0.41)           --              --
 Class H......................     9.64         0.32          0.19         (0.32)           --              --
 Class L......................     9.67         0.39          0.20         (0.39)           --              --
 Class M......................     9.64         0.32          0.20         (0.32)           --              --
 Class N......................     9.64         0.32          0.20         (0.32)           --              --
 For the Three-Month Period
   Ended October 31, 2001
 Class E......................     9.37         0.13          0.30         (0.13)           --              --
 Class H......................     9.34         0.10          0.30         (0.10)           --              --
 Class L......................     9.37         0.12          0.30         (0.12)           --              --
 Class M......................     9.34         0.10          0.30         (0.10)           --              --
 Class N......................     9.34         0.10          0.30         (0.10)           --              --
 For the Year Ended July 31,
   2001
 Class E......................     8.86         0.54          0.52         (0.55)           --              --
 Class H......................     8.83         0.45          0.52         (0.46)           --              --
 Class L......................     8.86         0.52          0.52         (0.53)           --              --
 Class M......................     8.83         0.45          0.52         (0.46)           --              --
 Class N......................     8.83         0.45          0.52         (0.46)           --              --
 For the Year Ended July 31,
   2000
 Class E......................     8.96         0.52         (0.10)        (0.52)           --              --
 Class H......................     8.94         0.43         (0.10)        (0.44)           --              --
 Class L......................     8.96         0.50         (0.10)        (0.50)           --              --
 Class M......................     8.94         0.43         (0.10)        (0.44)           --              --
 Class N......................     8.93         0.44         (0.10)        (0.44)           --              --

                                                                RATIOS AND SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------------------
                                                                             RATIO OF     RATIO OF     RATIO OF
                                                                             EXPENSES     EXPENSES       NET
                                NET ASSET                      NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                VALUE AT                       AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                 END OF       TOTAL              PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                 PERIOD     RETURN(C)           (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ---------          ----------   ----------   ----------   ----------   ---------
THE HARTFORD U.S. GOVERNMENT
 SECURITIES FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $ 9.57        1.02(b)%        $   56,848      1.43(b)%     1.20(b)%     4.06(b)%      49%
 Class B......................     9.53        0.56(b)             29,680      2.18(b)      1.90(b)      3.36(b)       --
 Class C......................     9.53        0.66(b)             17,302      2.04(b)      1.90(b)      3.35(b)       --
 Class E......................     9.55        0.60(b)            125,825      0.82(b)      0.82(b)      4.44(b)       --
 Class H......................     9.52        1.11(b)              4,791      1.82(b)      1.82(b)      3.43(b)       --
 Class L......................     9.56        0.98(b)             40,374      1.07(b)      1.07(b)      4.20(b)       --
 Class M......................     9.53        0.71(b)              4,052      1.82(b)      1.82(b)      3.44(b)       --
 Class N......................     9.52        0.60(b)              1,137      1.82(b)      1.82(b)      3.44(b)       --
 Class Y......................     9.58        1.22(b)                  1      0.88(b)      0.83(b)      4.48(b)       --
 For the Year Ended October
   31, 2003
 Class A......................     9.67        2.06                65,337      1.48         1.20         4.11         108
 Class B......................     9.64        1.45                38,210      2.21         1.90         3.41          --
 Class C......................     9.63        1.34                26,626      2.07         1.90         3.43          --
 Class E......................     9.66        2.49               135,954      0.81         0.81         4.49          --
 Class H......................     9.63        1.57                 6,283      1.80         1.80         3.50          --
 Class L......................     9.67        2.32                43,202      1.06         1.06         4.24          --
 Class M......................     9.63        1.47                 4,588      1.80         1.80         3.50          --
 Class N......................     9.63        1.47                 1,388      1.80         1.80         3.49          --
 Class Y......................     9.68        2.51                     1      0.87         0.80         4.50          --
 For the Period February 19,
   2002 through October 31,
   2002
 Class A......................     9.88        6.87(d)             75,245      1.59(b)      1.20(b)      3.58(b)      218
 Class B......................     9.84        6.36(d)             39,276      2.28(b)      1.90(b)      2.87(b)       --
 Class C......................     9.84        6.36(d)             40,708      2.11(b)      1.90(b)      2.86(b)       --
 Class Y......................     9.89        7.32(d)                  1      0.74(b)      0.74(b)      4.36(b)       --
 For the Year Ended October
   31, 2002
 Class E......................     9.87        6.55               156,085      0.81         0.81         4.45         218
 Class H......................     9.83        5.41                 9,319      1.81         1.81         3.45          --
 Class L......................     9.87        6.29                49,048      1.06         1.06         4.20          --
 Class M......................     9.84        5.51                 6,660      1.81         1.81         3.44          --
 Class N......................     9.84        5.52                 1,717      1.81         1.81         3.47          --
 For the Three-Month Period
   Ended October 31, 2001
 Class E......................     9.67        4.57(d)            187,712      0.79(b)      0.79(b)      5.25(b)       32
 Class H......................     9.64        4.31(d)             10,770      1.79(b)      1.79(b)      4.25(b)       --
 Class L......................     9.67        4.50(d)             52,579      1.04(b)      1.04(b)      5.01(b)       --
 Class M......................     9.64        4.32(d)              6,582      1.79(b)      1.79(b)      4.25(b)       --
 Class N......................     9.64        4.31(d)              2,275      1.79(b)      1.79(b)      4.25(b)       --
 For the Year Ended July 31,
   2001
 Class E......................     9.37       12.30               182,170      0.79         0.79         5.93         136
 Class H......................     9.34       11.24                10,078      1.79         1.79         4.92          --
 Class L......................     9.37       12.02                47,798      1.04         1.04         5.67          --
 Class M......................     9.34       11.24                 5,284      1.79         1.79         4.92          --
 Class N......................     9.34       11.24                 1,603      1.79         1.79         4.92          --
 For the Year Ended July 31,
   2000
 Class E......................     8.86        4.91               184,520      0.79         0.79         5.96         181
 Class H......................     8.83        3.79                 8,345      1.79         1.79         4.96          --
 Class L......................     8.86        4.62                43,620      1.04         1.04         5.71          --
 Class M......................     8.83        3.79                 4,264      1.79         1.79         4.96          --
 Class N......................     8.83        3.91                 1,606      1.79         1.79         4.93          --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g) Per share amounts have been calculated using average shares outstanding method.
(h) Expense ratio includes a practical waiver of 12b-1 fees.
(i) This includes a tax return of capital of less than $0.01.
 @@ The amount per share rounds to zero.

 HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                                            SELECTED PER-SHARE DATA(A)
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD U.S. GOVERNMENT
 SECURITIES FUND (CONTINUED)
 For the Year Ended July 31,
   1999
 Class E......................   $ 9.30       $ 0.49        $(0.34)      $ (0.49)       $   --          $   --
 Class H......................     9.28         0.40         (0.34)        (0.40)           --              --
 Class L......................     9.30         0.47         (0.34)        (0.47)           --              --
 Class M......................     9.28         0.40         (0.34)        (0.40)           --              --
 Class N......................     9.27         0.40         (0.34)        (0.40)           --              --
THE HARTFORD VALUE FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................     8.92         0.03          0.54         (0.07)           --              --
 Class B......................     8.83         0.01          0.52         (0.02)           --              --
 Class C......................     8.83         0.01          0.52         (0.02)           --              --
 Class Y......................     8.95         0.05          0.54         (0.11)           --              --
 For the Year Ended October
   31, 2003(g)
 Class A......................     7.59         0.08          1.31         (0.06)           --              --
 Class B......................     7.51         0.03          1.29            --            --              --
 Class C......................     7.51         0.03          1.29            --            --              --
 Class Y......................     7.64         0.16          1.25         (0.10)           --              --
 For the Year Ended October
   31, 2002(g)
 Class A......................     9.02         0.05         (1.43)           --         (0.05)             --
 Class B......................     8.99        (0.02)        (1.41)           --         (0.05)             --
 Class C......................     8.99        (0.02)        (1.41)           --         (0.05)             --
 Class Y......................     9.04         0.09         (1.44)           --         (0.05)             --
 From inception April 30,
   2001, through October 31,
   2001
 Class A......................    10.00         0.01         (0.99)           --            --              --
 Class B......................    10.00           --         (1.01)           --            --              --
 Class C......................    10.00           --         (1.01)           --            --              --
 Class Y......................    10.00         0.05         (1.01)           --            --              --

                                                                RATIOS AND SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------------------
                                                                             RATIO OF     RATIO OF     RATIO OF
                                                                             EXPENSES     EXPENSES       NET
                                NET ASSET                      NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                VALUE AT                       AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                 END OF       TOTAL              PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                 PERIOD     RETURN(C)           (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ---------          ----------   ----------   ----------   ----------   ---------
THE HARTFORD U.S. GOVERNMENT
 SECURITIES FUND (CONTINUED)
 For the Year Ended July 31,
   1999
 Class E......................   $ 8.96        1.56%           $  254,096      0.78%        0.78%        5.32%         75%
 Class H......................     8.94        0.53                10,262      1.78         1.78         4.32          --
 Class L......................     8.96        1.30                49,274      1.03         1.03         5.07          --
 Class M......................     8.94        0.53                 4,703      1.78         1.78         4.32          --
 Class N......................     8.93        0.52                 3,071      1.78         1.78         4.32          --
THE HARTFORD VALUE FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................     9.42        6.42(b)             53,894      1.48(b)      1.45(b)(j)    0.86(b)      17
 Class B......................     9.34        5.96(b)              8,686      2.21(b)      2.15(b)(j)    0.16(b)      --
 Class C......................     9.34        5.96(b)             11,117      2.10(b)      2.10(b)(j)    0.21(b)      --
 Class Y......................     9.43        6.59(b)                 29      0.94(b)      0.94(b)(j)    1.37(b)      --
 For the Year Ended October
   31, 2003(g)
 Class A......................     8.92       18.43                42,101      1.57         1.45         1.02          35
 Class B......................     8.83       17.58                 7,305      2.30         2.15         0.32          --
 Class C......................     8.83       17.58                10,231      2.18         2.15         0.32          --
 Class Y......................     8.95       18.66                    27      1.00         1.00         1.46          --
 For the Year Ended October
   31, 2002(g)
 Class A......................     7.59      (15.42)               30,010      1.63         1.45         0.69          35
 Class B......................     7.51      (16.03)                5,222      2.31         2.15        (0.02)         --
 Class C......................     7.51      (16.03)                9,110      2.21         2.15        (0.04)         --
 Class Y......................     7.64      (15.05)                  230      0.98         0.98         1.09          --
 From inception April 30,
   2001, through October 31,
   2001
 Class A......................     9.02       (9.80)(d)            13,728      1.66(b)      1.45(b)      0.53(b)       12
 Class B......................     8.99      (10.10)(d)             2,029      2.36(b)      2.15(b)     (0.17)(b)      --
 Class C......................     8.99      (10.10)(d)             4,769      2.34(b)      2.15(b)     (0.17)(b)      --
 Class Y......................     9.04       (9.60)(d)               271      1.09(b)      1.00(b)      0.98(b)       --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
 (g) Per share amounts have been calculated using average shares outstanding method.
(h) Expense ratio includes a practical waiver of 12b-1 fees.
 (i) This includes a tax return of capital of less than $0.01.
 (j) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.45%, 2.15%, 2.10% and 0.94% for classes A, B, C and Y, respectively.
 @@ The amount per share rounds to zero.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                            SELECTED PER-SHARE DATA(A)
                                ----------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------------
THE HARTFORD VALUE
 OPPORTUNITIES FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $12.15       $   --        $ 1.21       $    --        $   --          $   --
 Class B......................    11.53        (0.04)         1.14            --            --              --
 Class C......................    11.53        (0.04)         1.14            --            --              --
 Class H......................    11.54        (0.06)         1.16            --            --              --
 Class L......................    12.15        (0.01)         1.22            --            --              --
 Class M......................    11.53        (0.06)         1.16            --            --              --
 Class N......................    11.54        (0.06)         1.16            --            --              --
 Class Y......................    12.22           --          1.23            --            --              --
 For the Year Ended October
   31, 2003
 Class A......................     9.26        (0.01)         2.90            --            --              --
 Class B......................     8.84        (0.04)         2.73            --            --              --
 Class C......................     8.85        (0.04)         2.72            --            --              --
 Class H......................     8.85        (0.08)         2.77            --            --              --
 Class L......................     9.26        (0.01)         2.90            --            --              --
 Class M......................     8.85        (0.08)         2.76            --            --              --
 Class N......................     8.85        (0.08)         2.77            --            --              --
 Class Y......................     9.30         0.01          2.91            --            --              --
 For the Period February 19,
   2002 through October 31,
   2002
 Class A......................    11.73           --         (2.47)           --            --              --
 Class B......................    11.26        (0.02)        (2.40)           --            --              --
 Class C......................    11.26        (0.02)        (2.39)           --            --              --
 Class Y......................    11.73         0.05         (2.48)           --            --              --
 For the Year Ended October
   31, 2002
 Class H......................    11.58        (0.11)        (1.81)           --         (0.81)             --
 Class L......................    11.99           --         (1.92)           --         (0.81)             --
 Class M......................    11.57        (0.08)        (1.83)           --         (0.81)             --
 Class N......................    11.57        (0.13)        (1.78)           --         (0.81)             --
 For the Two-Month Period
   Ended October 31, 2001
 Class H......................    12.86        (0.02)        (1.26)           --            --              --
 Class L......................    13.30           --         (1.31)           --            --              --
 Class M......................    12.85        (0.02)        (1.26)           --            --              --
 Class N......................    12.86        (0.03)        (1.26)           --            --              --
 For the Year Ended August 31,
   2001
 Class H......................    13.95        (0.07)         0.30            --         (1.32)             --
 Class L......................    14.30         0.03          0.31         (0.02)        (1.32)             --
 Class M......................    13.94        (0.07)         0.30            --         (1.32)             --
 Class N......................    13.95        (0.07)         0.30            --         (1.32)             --
 For the Year Ended August 31,
   2000
 Class H......................    13.07        (0.08)         1.89            --         (0.93)             --
 Class L......................    13.28         0.01          1.94            --         (0.93)             --
 Class M......................    13.06        (0.08)         1.89            --         (0.93)             --
 Class N......................    13.07        (0.08)         1.89            --         (0.93)             --
 For the Year Ended August 31,
   1999
 Class H......................    11.72        (0.08)         2.73            --         (1.30)             --
 Class L......................    11.85         0.05          2.73         (0.05)        (1.30)             --
 Class M......................    11.71        (0.08)         2.73            --         (1.30)             --
 Class N......................    11.72        (0.08)         2.73            --         (1.30)             --

                                                                RATIOS AND SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------------------
                                                                             RATIO OF     RATIO OF     RATIO OF
                                                                             EXPENSES     EXPENSES       NET
                                NET ASSET                      NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                VALUE AT                       AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                 END OF       TOTAL              PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                 PERIOD     RETURN(C)           (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ---------          ----------   ----------   ----------   ----------   ---------
THE HARTFORD VALUE
 OPPORTUNITIES FUND
 For the Six-Month Period
   Ended April 30, 2004
 Class A......................   $13.36        9.96(b)%        $   18,906      1.79(b)%     1.45(b)(j)%   (0.07)(b)%     29%
 Class B......................    12.63        9.54(b)              4,401      2.52(b)      2.15(b)(j)   (0.81)(b)     --
 Class C......................    12.63        9.54(b)              4,104      2.41(b)      2.15(b)(j)   (0.80)(b)     --
 Class H......................    12.64        9.53(b)              6,361      2.20(b)      2.15(b)(j)   (0.89)(b)     --
 Class L......................    13.36        9.96(b)             24,168      1.46(b)      1.45(b)(j)   (0.17)(b)     --
 Class M......................    12.63        9.54(b)              8,269      2.20(b)      2.15(b)(j)   (0.88)(b)     --
 Class N......................    12.64        9.53(b)              2,133      2.20(b)      2.15(b)(j)   (0.87)(b)     --
 Class Y......................    13.45       10.06(b)                  1      1.27(b)      1.25(b)(j)    0.03(b)      --
 For the Year Ended October
   31, 2003
 Class A......................    12.15       31.21                 5,917      1.92         1.45        (0.10)         57
 Class B......................    11.53       30.43                 1,932      2.63         2.15        (0.80)         --
 Class C......................    11.53       30.28                 1,613      2.51         2.15        (0.81)         --
 Class H......................    11.54       30.40                 6,526      2.26         2.15        (0.82)         --
 Class L......................    12.15       31.21                22,701      1.51         1.45        (0.11)         --
 Class M......................    11.53       30.28                 8,015      2.26         2.15        (0.82)         --
 Class N......................    11.54       30.40                 1,989      2.26         2.15        (0.82)         --
 Class Y......................    12.22       31.40                     1      1.33         1.25         0.08          --
 For the Period February 19,
   2002 through October 31,
   2002
 Class A......................     9.26      (21.06)(d)             2,600      1.92(b)      1.45(b)      0.04(b)       70
 Class B......................     8.84      (21.45)(d)               481      2.61(b)      2.15(b)     (0.71)(b)      --
 Class C......................     8.85      (21.41)(d)               430      2.48(b)      2.15(b)     (0.75)(b)      --
 Class Y......................     9.30      (20.75)(d)                 1      1.13(b)      1.00(b)      0.49(b)       --
 For the Year Ended October
   31, 2002
 Class H......................     8.85      (17.99)                5,634      2.17         2.15        (0.82)         70
 Class L......................     9.26      (17.34)               19,684      1.43         1.43        (0.11)         --
 Class M......................     8.85      (17.92)                6,669      2.18         2.15        (0.82)         --
 Class N......................     8.85      (17.92)                1,749      2.18         2.15        (0.83)         --
 For the Two-Month Period
   Ended October 31, 2001
 Class H......................    11.58       (9.95)(d)             7,914      2.18(b)      2.18(b)     (0.89)(b)      12
 Class L......................    11.99       (9.85)(d)            27,982      1.43(b)      1.43(b)     (0.14)(b)      --
 Class M......................    11.57       (9.96)(d)             8,700      2.18(b)      2.18(b)     (0.89)(b)      --
 Class N......................    11.57      (10.03)(d)             2,636      2.18(b)      2.18(b)     (0.89)(b)      --
 For the Year Ended August 31,
   2001
 Class H......................    12.86        1.53                 8,967      2.16         2.16        (0.70)        177
 Class L......................    13.30        2.29                30,480      1.41         1.41         0.05          --
 Class M......................    12.85        1.53                 9,668      2.16         2.16        (0.70)         --
 Class N......................    12.86        1.53                 2,935      2.16         2.16        (0.70)         --
 For the Year Ended August 31,
   2000
 Class H......................    13.95       14.90                 8,796      2.17         2.17        (0.61)        228
 Class L......................    14.30       15.76                39,975      1.42         1.42         0.14          --
 Class M......................    13.94       14.90                 7,633      2.17         2.17        (0.61)         --
 Class N......................    13.95       14.90                 2,662      2.17         2.17        (0.61)         --
 For the Year Ended August 31,
   1999
 Class H......................    13.07       23.18                 8,045      2.23         2.23        (0.43)        266
 Class L......................    13.28       24.10                34,302      1.48         1.48         0.32          --
 Class M......................    13.06       23.20                 6,662      2.23         2.23        (0.43)         --
 Class N......................    13.07       23.18                 2,486      2.23         2.23        (0.43)         --

---------------
 (a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Annualized.
 (c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d) Not annualized.
 (e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (f) Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
 (g) Per share amounts have been calculated using average shares outstanding method.
(h) Expense ratio includes a practical waiver of 12b-1 fees.
 (i) This includes a tax return of capital of less than $0.01.
 (j) The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.45%, 2.15%, 2.15%, 2.15%, 1.45%, 2.15%, 2.15% and 1.25% for classes A, B, C, H, L, M, N and Y, respectively.
 @@ The amount per share rounds to zero.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

The Board of Directors is responsible for protecting the interests of shareholders and overseeing the management of the funds. The Board may exercise all powers of the funds, except those powers that are conferred solely upon or reserved to the shareholders. Directors may serve until they resign, retire or are removed by vote of shareholders or of the directors.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the funds pursuant to the Investment Company Act of 1940. Each officer and three of the funds' directors, as noted in the chart below, are "interested" persons of the funds. Except for Mr. Znamierowski, each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 76 funds. Mr. Znamierowski oversees 58 funds and serves as a director only for The Hartford Mutual Funds, Inc. and Hartford Series Fund, Inc. Currently, all of the funds have the same officers, except as noted below with regard to Ms. Fagely and Mr. Jay. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely and Mr. Beltz may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the funds, date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for directors, other directorships held. The funds' statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 57) Director since 2003
     From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. In 2003, Mr. Birdsong became an independent director of the Atlantic Whitehall Funds and The Japan Fund; during his employment with Scudder, he was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

WINIFRED E. COLEMAN (age 71) Director since 1996 (MF) and 2002 (MF2)
     Ms. Coleman has served as President of Saint Joseph College since 1991 and President of Cashel House, Ltd. (retail) since 1985.

ROBERT M. GAVIN, JR. (age 63) Director since 2002 (MF) and 1986 (MF2), Chairman of the Litigation Committee
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota. Dr. Gavin served as interim President of the Science Museum of Minnesota from June 2003 until February 2004.

DUANE E. HILL (age 58) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
     Mr. Hill is Partner Emeritus and a founding partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies. Mr. Hill is also a Partner of TSG Ventures L.P., a private equity investment company that invests primarily in minority-owned small businesses.

PHILLIP O. PETERSON (age 59) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. He has served as independent president of the Strong Mutual Funds since January 2004. Mr. Peterson was a partner of KPMG LLP until July 1999.

MILLARD H. PRYOR, JR. (age 71) Director since 1996 (MF) and 2002 (MF2), Lead Director since 2004
     Mr. Pryor has served as Managing Director of Pryor & Clark Company (real estate investment), Hartford, Connecticut, since June 1992. Mr. Pryor is a Director of Infodata Systems, Inc. (software company) and CompuDyne Corporation (security products and services).

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 45) Director since 2002, Chairman of the Board
     Mr. Marra is President and Chief Operating Officer of Hartford Life, Inc. He is also a member of the Board of Directors and a member of the Office of the Chairman for The Hartford Financial Services Group, Inc. ("The Hartford"), the parent company of Hartford Life. Mr. Marra was named President of Hartford Life in 2001 and COO in 2000, and served as Director of Hartford Life's Investment Products Division from 1998 to 2000. He was head of the company's Individual Life and Annuities Division from 1994 to 1998 after being promoted to Senior Vice President in 1994 and to Executive Vice President in 1996. Mr. Marra is also a Managing Member and President of Hartford Investment Financial Services, LLC ("HIFSCO") and HL Investment Advisors, LLC ("HL Advisors"). Mr. Marra is a member of the Board of Directors of The Hartford.

LOWNDES A. SMITH (age 64) Director since 1996 (MF) and 2002 (MF2)
     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountain Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 43) Director since 1999 (MF), President since 2001
     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment"), Senior Vice President for Hartford Life, Inc., and Senior Vice President and Chief Investment Officer for Hartford Life Insurance Company. Mr. Znamierowski is also a Managing Member and Senior Vice President of HIFSCO and HL Advisors. Mr. Znamierowski is Group Senior Vice President and Chief Investment Officer for The Hartford.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

OTHER OFFICERS

ROBERT W. BELTZ, JR. (age 54) Vice President since 2002 (MF) and 1993 (MF2)
     Mr. Beltz currently serves as Vice President, Securities Operations of Hartford Administrative Services Company ("HASCO"). Since December 2001, he has served as Assistant Vice President of Hartford Life Insurance Company

KEVIN J. CARR (age 49) Vice President and Secretary since 1996 (MF) and 2001
(MF2)
     Mr. Carr has served as The Hartford's Assistant General Counsel since 1999, and previously served as Counsel (1996-1999) and Associate Counsel (1995-1996). Mr. Carr is also Vice President and Assistant Secretary of HL Advisors and HIFSCO and Assistant Secretary of Hartford Investment.

WILLIAM H. DAVISON, JR. (age 47) Vice President since 2002
     Mr. Davison is a Managing Director and Director of the Funds Management Group of Hartford Investment. Mr. Davison is also a Senior Vice President of HIFSCO and HL Advisors.

TAMARA L. FAGELY (age 46) Vice President, Controller and Treasurer since 2002
(MF) and 1993 (MF2)
     Ms. Fagely has been Vice President of HASCO since 1998. Prior to 1998, she was Second Vice President of HASCO. Since December 2001, she has served as Assistant Vice President of Hartford Life Insurance Company. In addition, she is Controller of HIFSCO, Vice President, Controller and Treasurer of The Hartford Income Shares Fund, Inc. and Vice President of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

BRUCE FERRIS (age 48) Vice President since 2002
     Mr. Ferris serves as Vice President and Director of Sales and Marketing in the Investment Products Division of Hartford Life Insurance Company. He is also a Managing Member of HL Advisors.

MARY JANE FORTIN (age 39) Vice President since 2003
     Ms. Fortin is Senior Vice President and Director of Mutual Funds and 529 Programs for Hartford Life Insurance Company. Previously, Ms. Fortin served as Senior Vice President and Chief Accounting Officer of Hartford Life.

GEORGE R. JAY (age 52) Vice President since 1996 (MF) and 2001 (MF2)
     Mr. Jay serves as Assistant Vice President of Hartford Life Insurance Company. He is also Controller of HL Advisors, Vice President of The Hartford Income Shares Fund, Inc. and Vice President, Controller and Treasurer of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

STEPHEN T. JOYCE (age 45) Vice President since 2000 (MF) and 2001 (MF2)
     Mr. Joyce currently serves as Senior Vice President and Director of the Institutional Solutions Group for Hartford Life Insurance Company. Mr. Joyce is also Senior Vice President of HL Advisors. Previously, he served as Vice President (1997-1999) and Assistant Vice President (1994-1997) of Hartford Life Insurance Company.

DAVID N. LEVENSON (age 37) Vice President since 2000 (MF) and 2001 (MF2)
     Mr. Levenson serves as Senior Vice President of Hartford Life Insurance Company's Retail Product Management Group and is responsible for all retail product management and profitability. Mr. Levenson is also a Senior Vice President of HIFSCO and HL Advisors.

JOHN C. WALTERS (age 42) Vice President since 2000 (MF) and 2001 (MF2)
     Mr. Walters serves as Executive Vice President and Director of the Investment Products Division of Hartford Life Insurance Company. He is also a Managing Member and Executive Vice President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (HEREIN CALLED "WE, OUR, AND US")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a) service your TRANSACTIONS with us; and

b) support our business functions.

We may obtain PERSONAL INFORMATION from:

a) YOU;

b) your TRANSACTIONS with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a) market our products; or

b) market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a) "opt-out;" or

b) "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a) PERSONAL FINANCIAL INFORMATION; and

b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a) your APPLICATION;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

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                                       217

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                                       218

ITEM 2. CODE OF ETHICS.

      Not applicable to this semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      Not applicable to this semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      Not applicable to this semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      Not applicable to this semi-annual filing.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable.

ITEM 8, PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

      Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

      The Nominating Committee of the Board of Directors of the Fund has adopted the following policy.

      The Nominating Committee of the Board of Directors will consider nominees for non-interested director recommended by shareholders if a vacancy among the non-interested directors occurs and if the nominee meets the Committee's criteria. Shareholders wishing to submit recommendations for nominees must send a letter to the chairperson of the Nominating Committee, in care of the Secretary of the applicable Company at 55 Farmington Avenue, 11th Floor, Hartford, CT 06105, and must include, at a minimum: (i) the shareholder's contact information; (ii) the nominee's contact information, the nominee's resume or curriculum vitae, and the number of applicable

Fund shares owned by the proposed nominee; (iii) a statement as to whether the nominee is an "interested person" of the applicable Fund as defined in Section 2(a)(19) of the 1940 Act, and appropriate documentation to support the statement; (iv) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and (v) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the applicable Fund's proxy statement, if so designated by the Nominating Committee and the Fund's Board of Directors. A shareholder nominee recommendation must be received by the Nominating Committee within a reasonable time period prior to the proxy submission. A shareholder or shareholder group may not submit for consideration a nominee whom the Nominating Committee has previously considered. Candidates submitted by shareholders are evaluated according to the same criteria as other non-interested director candidates.

      Care is given to insure that the individual members of the Board bring to their deliberations education, work and personal experiences that would improve the value provided to the shareholders. The following criteria for nominees should be considered as a minimum requirement for consideration as a non-interested director:

         - Fifteen (15) years business or academic experience in a management, administrative, or other oversight capacity;

         - College degree or business experience equivalent to a college degree;

         - At least one non-interested director should have an investment background and at least one director should have a financial/accounting background;

         - Personal accomplishments that would provide ready acceptance by shareholders that the individual was capable of representing their interests;

         -     An ability to invest in Hartford funds;

         - A person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of the shareholders;

         -     A person of high ethical standards;

         - Must meet minimum standards set out in the Fund's audit committee charter; and

         - Must be "financially literate" as that term is defined under New York Stock Exchange rules. For these purposes, this means the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Directors who have limited familiarity with finance can achieve such "literacy" through Fund-sponsored training programs.

ITEM 10. CONTROLS AND PROCEDURES.

      (a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

      (b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.

      (a) Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

      99    Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          THE HARTFORD MUTUAL FUNDS, INC.


Date: June 14, 2004                       By: /s/ David Znamierowski
                                              ----------------------------------
                                              David M. Znamierowski
                                              Its: President



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



Date: June 14, 2004                       By: /s/ David Znamierowski
                                              ----------------------------------
                                              David M. Znamierowski
                                              Its: President


Date:  June 14, 2004                      By: /s/ Tamara L. Fagely
                                              ----------------------------------
                                              Tamara L. Fagely
                                              Its: Vice President, Controller
                                              and Treasurer

                                  EXHIBIT LIST

99.CERT     10(a)  Certifications

                   (i) Section 302 certification of principal executive officer

                   (ii) Section 302 certification of principal financial officer

99.906CERT  99     Section 906 certification of principal executive officer and principal financial officer